UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2024

This report on Form N-CSR relates solely to the Registrant’s Fidelity Flex Conservative Income Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Total Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity Tactical Bond Fund (the “Funds”).

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity Flex® Conservative Income Bond Fund Fidelity Flex® Conservative Income Bond Fund : FJTDX

This annual shareholder report contains information about Fidelity Flex® Conservative Income Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity Flex® Conservative Income Bond Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of holding short-term debt in high-quality corporations contributed to performance versus the all-U.S.-Treasury benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and credit card receivables, also meaningfully contributed.
•In contrast, a higher-than-usual allocation to interest-earning cash - which we maintained as tight credit spreads and less-attractive valuations led us to reinvest fewer maturing securities back into risk assets - was a modest drag on relative performance.
•At period end, corporates made up about 54% of fund assets, down notably from roughly 71% a year ago. At the same time, we increased exposure to U.S. Treasurys from 12% to roughly 17% of assets, while establishing a new, out-of-benchmark position in asset-backed securities, which stood at approximately 14% as of August 31. The fund's cash position ticked down from about 16% to 15% this period.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 31, 2018 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity Flex® Conservative Income Bond Fund	6.11%	2.72%	2.73%
Bloomberg U.S. 3-6 Month Treasury Bill Index	5.55%	2.32%	2.34%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.62%
A   From May 31, 2018

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$447,221,578
Number of Holdings	313
Total Advisory Fee	$0
Portfolio Turnover	72%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Bill	11.6
US Treasury Notes	4.9
Royal Bank of Canada	1.5
Bank of America Corp	1.3
Volkswagen Group of America Finance LLC	1.3
Goldman Sachs Group Inc/The	1.3
General Motors Financial Co Inc	1.1
Morgan Stanley	1.0
JPMorgan Chase & Co	1.0
Barclays PLC	1.0
26.0
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.	The fund's principal investment strategies were modified during the reporting period, as described in the prospectus.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913655.100    3087-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Tactical Bond Fund Fidelity Advisor® Tactical Bond Fund Class M : FTYMX

This annual shareholder report contains information about Fidelity® Tactical Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 98	0.95%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•Yield curve positioning, however, detracted a bit as the curve steepened.
•The fund also benefited from being overweight credit risk via high-yield corporate debt and leveraged loans, which added value as credit spreads approached all-time tight levels.
•Other notable contributors included the fund's allocation to securitized products, including outperforming stakes in commercial mortgage-backed securities and asset-backed securities
•Notable changes in positioning include reduced exposure to corporate bonds and increased exposure to U.S. Treasury debt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through August 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 4.00% sales charge)	3.29%	-1.64%
Class M (without 4.00% sales charge)	7.60%	-0.06%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.55%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$56,713,648
Number of Holdings	95
Total Advisory Fee	$295,549
Portfolio Turnover	32%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	44.7
US Treasury Bonds	12.4
Domino's Pizza Master Issuer LLC	1.5
Bank of Nova Scotia/The	1.2
Japan Government	1.0
Petroleos Mexicanos	0.9
Dominican Republic	0.9
Kinder Morgan Inc	0.9
DPL Inc	0.8
Planet Fitness Master Issuer LLC	0.8
65.1
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913680.100    6505-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Investment Grade Bond Fund Fidelity Advisor® Investment Grade Bond Fund Class M : FGBTX

This annual shareholder report contains information about Fidelity® Investment Grade Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 78	0.75%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•The fund also benefited from being overweight credit risk, which added value as credit spreads approached historically tight levels.
•Other notable contributors included the fund's allocations to securitized products, including outperforming stakes in commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations.
•An overweight in investment-grade corporate bonds, especially those of bank issuers, also added value, although our positioning among industrial and utility bonds were modestly offsetting detractors.
•Notable changes in positioning include reduced exposure to investment-grade corporate bonds, increased exposure to U.S. Treasury debt, and purchases of mortgage bonds during periods of wider credit spreads.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
August 31, 2014 through August 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 4.00% sales charge)	3.21%	-0.34%	1.37%
Class M (without 4.00% sales charge)	7.51%	0.47%	1.78%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$10,877,326,398
Number of Holdings	3,997
Total Advisory Fee	$26,423,417
Portfolio Turnover	232%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	43.0
US Treasury Bonds	8.8
Uniform Mortgage Backed Securities	3.4
Fannie Mae Mortgage pass-thru certificates	3.2
Freddie Mac Gold Pool	1.7
Ginnie Mae II Pool	1.6
Citigroup Inc	1.5
Bank of America Corp	1.2
Charter Communications Operating LLC / Charter Communications Operating Capital	1.0
Bayer US Finance II LLC	0.9
66.3
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913587.100    1125-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short-Term Bond Fund Fidelity Advisor® Short-Term Bond Fund Class M : FBNTX

This annual shareholder report contains information about Fidelity® Short-Term Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 53	0.51%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of favoring short-term corporate bonds, while underweighting similar-duration U.S. Treasurys, contributed to its performance versus the benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed. An out-of-benchmark allocation to commercial mortgage-backed securities helped as well.
•In contrast, the fund's yield-curve positioning detracted from relative performance. Specifically, underweighting one- and two- year bonds in favor of three- and five-year maturities hurt.
•At period end, corporates made up about 46% of fund assets, down from roughly 49% a year ago but still notably overweight versus the benchmark average of 25%. Exposure to U.S. Treasurys stood at 26% as of August 31, compared with an average of 67% for the benchmark.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
July 12, 2016 through August 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class M (incl. 1.50% sales charge)	4.91%	1.25%	1.39%
Class M (without 1.50% sales charge)	6.51%	1.56%	1.58%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	6.25%	1.52%	1.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.13%
A   From July 12, 2016

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$2,346,008,597
Number of Holdings	491
Total Advisory Fee	$4,742,667
Portfolio Turnover	68%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	26.1
JPMorgan Chase & Co	1.4
Wells Fargo & Co	1.2
Barclays PLC	1.0
Athene Global Funding	0.9
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	0.9
General Motors Financial Co Inc	0.9
American Express Co	0.8
Citigroup Inc	0.8
Ford Motor Credit Co LLC	0.8
34.8
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913621.100    2844-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI Sustainable Core Plus Bond Fund Fidelity® SAI Sustainable Core Plus Bond Fund : FIABX

This annual shareholder report contains information about Fidelity® SAI Sustainable Core Plus Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Sustainable Core Plus Bond Fund	$ 37	0.36%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, an out-of-benchmark allocation to high-yield bonds notably contributed to the fund's outperformance of the Bloomberg U.S. Aggregate Bond Index for the fiscal year.
•Choices among investment-grade asset-backed securities also made a meaningful contribution to the relative result, led by fund holdings in collateralized loan obligations.
•Non-benchmark picks among global bonds also were beneficial.
•In contrast, holdings in the corporate sector detracted versus the Aggregate index the past 12 months, primarily due to an underweight in industrial bonds within the sector.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 13, 2022 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI Sustainable Core Plus Bond Fund	7.31%	1.04%
Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index	7.26%	1.19%
Bloomberg U.S. Aggregate Bond Index	7.30%	1.16%
A   From April 13, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$83,384,427
Number of Holdings	690
Total Advisory Fee	$160,853
Portfolio Turnover	364%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.1)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	34.9
US Treasury Bonds	10.4
Uniform Mortgage Backed Securities	9.3
Ginnie Mae II Pool	5.4
US Treasury Bill	4.1
Fannie Mae Mortgage pass-thru certificates	3.9
Freddie Mac Gold Pool	1.6
Morgan Stanley	1.2
Bank of America Corp	0.9
AES Corp/The	0.7
72.4
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.	The fund modified its principal investment risks during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913691.100    6540-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Tactical Bond Fund Fidelity Advisor® Tactical Bond Fund Class I : FBAHX

This annual shareholder report contains information about Fidelity® Tactical Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 72	0.70%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•Yield curve positioning, however, detracted a bit as the curve steepened.
•The fund also benefited from being overweight credit risk via high-yield corporate debt and leveraged loans, which added value as credit spreads approached all-time tight levels.
•Other notable contributors included the fund's allocation to securitized products, including outperforming stakes in commercial mortgage-backed securities and asset-backed securities
•Notable changes in positioning include reduced exposure to corporate bonds and increased exposure to U.S. Treasury debt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	7.86%	0.19%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.55%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$56,713,648
Number of Holdings	95
Total Advisory Fee	$295,549
Portfolio Turnover	32%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	44.7
US Treasury Bonds	12.4
Domino's Pizza Master Issuer LLC	1.5
Bank of Nova Scotia/The	1.2
Japan Government	1.0
Petroleos Mexicanos	0.9
Dominican Republic	0.9
Kinder Morgan Inc	0.9
DPL Inc	0.8
Planet Fitness Master Issuer LLC	0.8
65.1
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913681.100    6506-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short-Term Bond Fund Fidelity Advisor® Short-Term Bond Fund Class C : FANCX

This annual shareholder report contains information about Fidelity® Short-Term Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 140	1.36%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of favoring short-term corporate bonds, while underweighting similar-duration U.S. Treasurys, contributed to its performance versus the benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed. An out-of-benchmark allocation to commercial mortgage-backed securities helped as well.
•In contrast, the fund's yield-curve positioning detracted from relative performance. Specifically, underweighting one- and two- year bonds in favor of three- and five-year maturities hurt.
•At period end, corporates made up about 46% of fund assets, down from roughly 49% a year ago but still notably overweight versus the benchmark average of 25%. Exposure to U.S. Treasurys stood at 26% as of August 31, compared with an average of 67% for the benchmark.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
July 12, 2016 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	4.50%	0.68%	0.73%
Class C	5.50%	0.68%	0.73%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	6.25%	1.52%	1.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.13%
A   From July 12, 2016

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$2,346,008,597
Number of Holdings	491
Total Advisory Fee	$4,742,667
Portfolio Turnover	68%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	26.1
JPMorgan Chase & Co	1.4
Wells Fargo & Co	1.2
Barclays PLC	1.0
Athene Global Funding	0.9
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	0.9
General Motors Financial Co Inc	0.9
American Express Co	0.8
Citigroup Inc	0.8
Ford Motor Credit Co LLC	0.8
34.8
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913620.100    2843-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short-Term Bond Fund Fidelity Advisor® Short-Term Bond Fund Class A : FBNAX

This annual shareholder report contains information about Fidelity® Short-Term Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 52	0.50%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of favoring short-term corporate bonds, while underweighting similar-duration U.S. Treasurys, contributed to its performance versus the benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed. An out-of-benchmark allocation to commercial mortgage-backed securities helped as well.
•In contrast, the fund's yield-curve positioning detracted from relative performance. Specifically, underweighting one- and two- year bonds in favor of three- and five-year maturities hurt.
•At period end, corporates made up about 46% of fund assets, down from roughly 49% a year ago but still notably overweight versus the benchmark average of 25%. Exposure to U.S. Treasurys stood at 26% as of August 31, compared with an average of 67% for the benchmark.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
July 12, 2016 through August 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class A (incl. 1.50% sales charge)	4.92%	1.26%	1.40%
Class A (without 1.50% sales charge)	6.52%	1.57%	1.59%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	6.25%	1.52%	1.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.13%
A   From July 12, 2016

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$2,346,008,597
Number of Holdings	491
Total Advisory Fee	$4,742,667
Portfolio Turnover	68%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	26.1
JPMorgan Chase & Co	1.4
Wells Fargo & Co	1.2
Barclays PLC	1.0
Athene Global Funding	0.9
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	0.9
General Motors Financial Co Inc	0.9
American Express Co	0.8
Citigroup Inc	0.8
Ford Motor Credit Co LLC	0.8
34.8
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913619.100    2842-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short-Term Bond Fund Fidelity Advisor® Short-Term Bond Fund Class I : FBNIX

This annual shareholder report contains information about Fidelity® Short-Term Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 31	0.30%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of favoring short-term corporate bonds, while underweighting similar-duration U.S. Treasurys, contributed to its performance versus the benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed. An out-of-benchmark allocation to commercial mortgage-backed securities helped as well.
•In contrast, the fund's yield-curve positioning detracted from relative performance. Specifically, underweighting one- and two- year bonds in favor of three- and five-year maturities hurt.
•At period end, corporates made up about 46% of fund assets, down from roughly 49% a year ago but still notably overweight versus the benchmark average of 25%. Exposure to U.S. Treasurys stood at 26% as of August 31, compared with an average of 67% for the benchmark.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
July 12, 2016 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class I	6.73%	1.73%	1.75%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	6.25%	1.52%	1.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.13%
A   From July 12, 2016

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$2,346,008,597
Number of Holdings	491
Total Advisory Fee	$4,742,667
Portfolio Turnover	68%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	26.1
JPMorgan Chase & Co	1.4
Wells Fargo & Co	1.2
Barclays PLC	1.0
Athene Global Funding	0.9
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	0.9
General Motors Financial Co Inc	0.9
American Express Co	0.8
Citigroup Inc	0.8
Ford Motor Credit Co LLC	0.8
34.8
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses
  •Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913622.100    2845-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Investment Grade Bond Fund Fidelity® Investment Grade Bond Fund : FBNDX

This annual shareholder report contains information about Fidelity® Investment Grade Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Investment Grade Bond Fund	$ 47	0.45%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•The fund also benefited from being overweight credit risk, which added value as credit spreads approached historically tight levels.
•Other notable contributors included the fund's allocations to securitized products, including outperforming stakes in commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations.
•An overweight in investment-grade corporate bonds, especially those of bank issuers, also added value, although our positioning among industrial and utility bonds were modestly offsetting detractors.
•Notable changes in positioning include reduced exposure to investment-grade corporate bonds, increased exposure to U.S. Treasury debt, and purchases of mortgage bonds during periods of wider credit spreads.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
August 31, 2014 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Investment Grade Bond Fund	7.83%	0.77%	2.11%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$10,877,326,398
Number of Holdings	3,997
Total Advisory Fee	$26,423,417
Portfolio Turnover	232%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	43.0
US Treasury Bonds	8.8
Uniform Mortgage Backed Securities	3.4
Fannie Mae Mortgage pass-thru certificates	3.2
Freddie Mac Gold Pool	1.7
Ginnie Mae II Pool	1.6
Citigroup Inc	1.5
Bank of America Corp	1.2
Charter Communications Operating LLC / Charter Communications Operating Capital	1.0
Bayer US Finance II LLC	0.9
66.3
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913589.100    26-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Tactical Bond Fund Fidelity Advisor® Tactical Bond Fund Class C : FTKCX

This annual shareholder report contains information about Fidelity® Tactical Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 176	1.70%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•Yield curve positioning, however, detracted a bit as the curve steepened.
•The fund also benefited from being overweight credit risk via high-yield corporate debt and leveraged loans, which added value as credit spreads approached all-time tight levels.
•Other notable contributors included the fund's allocation to securitized products, including outperforming stakes in commercial mortgage-backed securities and asset-backed securities
•Notable changes in positioning include reduced exposure to corporate bonds and increased exposure to U.S. Treasury debt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	5.79%	-0.80%
Class C	6.79%	-0.80%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.55%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$56,713,648
Number of Holdings	95
Total Advisory Fee	$295,549
Portfolio Turnover	32%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	44.7
US Treasury Bonds	12.4
Domino's Pizza Master Issuer LLC	1.5
Bank of Nova Scotia/The	1.2
Japan Government	1.0
Petroleos Mexicanos	0.9
Dominican Republic	0.9
Kinder Morgan Inc	0.9
DPL Inc	0.8
Planet Fitness Master Issuer LLC	0.8
65.1
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913679.100    6504-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI Total Bond Fund Fidelity® SAI Total Bond Fund : FSMTX

This annual shareholder report contains information about Fidelity® SAI Total Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Total Bond Fund	$ 30	0.29%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, allocations to "plus sectors" - including high-yield bonds, leveraged loans and emerging markets debt - notably contributed to the fund's outperformance of the Bloomberg U.S. Aggregate Index for the fiscal year.
•Among investment-grade securities, security selection and sector allocation also meaningfully contributed.
•In terms of sector allocation, investment choices and overweight positions in the asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities segments each helped relative performance the past 12 months.
•As for security selection, fund holdings in the corporate segment made a notable contribution, led by picks among financials, particularly REITs and banks. In contrast, the fund's underweight in industrial bonds within the corporate sector detracted versus the Aggregate index the past 12 months.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 25, 2018 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® SAI Total Bond Fund	8.67%	1.35%	2.92%
Bloomberg U.S. Universal Bond Index	7.92%	0.34%	2.14%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.85%
A   From October 25, 2018

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$20,001,646,047
Number of Holdings	6,421
Total Advisory Fee	$56,941,200
Portfolio Turnover	222%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (5.4)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (5.4)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	19.5
US Treasury Bonds	9.3
Fannie Mae Mortgage pass-thru certificates	7.5
Ginnie Mae II Pool	5.6
Uniform Mortgage Backed Securities	4.2
Freddie Mac Gold Pool	4.0
JPMorgan Chase & Co	1.5
Petroleos Mexicanos	1.1
Bank of America Corp	1.1
Freddie Mac Multiclass Mortgage participation certificates	1.1
54.9
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913661.100    3308-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Tactical Bond Fund Fidelity Advisor® Tactical Bond Fund Class Z : FBAPX

This annual shareholder report contains information about Fidelity® Tactical Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 63	0.61%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•Yield curve positioning, however, detracted a bit as the curve steepened.
•The fund also benefited from being overweight credit risk via high-yield corporate debt and leveraged loans, which added value as credit spreads approached all-time tight levels.
•Other notable contributors included the fund's allocation to securitized products, including outperforming stakes in commercial mortgage-backed securities and asset-backed securities
•Notable changes in positioning include reduced exposure to corporate bonds and increased exposure to U.S. Treasury debt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	7.95%	0.28%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.55%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$56,713,648
Number of Holdings	95
Total Advisory Fee	$295,549
Portfolio Turnover	32%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	44.7
US Treasury Bonds	12.4
Domino's Pizza Master Issuer LLC	1.5
Bank of Nova Scotia/The	1.2
Japan Government	1.0
Petroleos Mexicanos	0.9
Dominican Republic	0.9
Kinder Morgan Inc	0.9
DPL Inc	0.8
Planet Fitness Master Issuer LLC	0.8
65.1
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913682.100    6507-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Intermediate Bond Fund Fidelity® Intermediate Bond Fund : FTHRX

This annual shareholder report contains information about Fidelity® Intermediate Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Intermediate Bond Fund	$ 47	0.45%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of favoring intermediate-term corporate bonds, while underweighting similar-duration U.S. Treasurys, contributed to its performance versus the benchmark. Within corporates, debt holdings among financial institutions, especially banks, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed. An out-of-benchmark allocation to commercial mortgage-backed securities helped as well.
•In contrast, the fund's yield-curve positioning detracted. Specifically, the fund was positioned further out on the yield curve than the benchmark, which hurt relative performance.
•At period end, corporates made up about 42% of fund assets, up from roughly 39% a year ago and notably overweight versus the benchmark average of about 31%. Exposure to U.S. Treasurys stood at about 41% as of August 31, compared with an average of roughly 62% for the benchmark.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
August 31, 2014 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Intermediate Bond Fund	7.29%	1.14%	1.93%
Bloomberg U.S. Intermediate Government/Credit Bond Index	7.11%	0.96%	1.80%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$3,775,557,706
Number of Holdings	720
Total Advisory Fee	$9,954,199
Portfolio Turnover	53%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	40.3
Bank of America Corp	1.8
JPMorgan Chase & Co	1.6
Morgan Stanley	1.3
Gmf Floorplan Owner Revolving Tr	1.2
Wells Fargo & Co	1.0
Mitsubishi UFJ Financial Group Inc	0.8
Ford Motor Credit Co LLC	0.8
Societe Generale SA	0.7
Citigroup Inc	0.7
50.2
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913591.100    32-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Investment Grade Bond Fund Fidelity Advisor® Investment Grade Bond Fund Class A : FGBAX

This annual shareholder report contains information about Fidelity® Investment Grade Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 78	0.75%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•The fund also benefited from being overweight credit risk, which added value as credit spreads approached historically tight levels.
•Other notable contributors included the fund's allocations to securitized products, including outperforming stakes in commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations.
•An overweight in investment-grade corporate bonds, especially those of bank issuers, also added value, although our positioning among industrial and utility bonds were modestly offsetting detractors.
•Notable changes in positioning include reduced exposure to investment-grade corporate bonds, increased exposure to U.S. Treasury debt, and purchases of mortgage bonds during periods of wider credit spreads.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
August 31, 2014 through August 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 4.00% sales charge)	3.20%	-0.32%	1.39%
Class A (without 4.00% sales charge)	7.51%	0.49%	1.80%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$10,877,326,398
Number of Holdings	3,997
Total Advisory Fee	$26,423,417
Portfolio Turnover	232%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	43.0
US Treasury Bonds	8.8
Uniform Mortgage Backed Securities	3.4
Fannie Mae Mortgage pass-thru certificates	3.2
Freddie Mac Gold Pool	1.7
Ginnie Mae II Pool	1.6
Citigroup Inc	1.5
Bank of America Corp	1.2
Charter Communications Operating LLC / Charter Communications Operating Capital	1.0
Bayer US Finance II LLC	0.9
66.3
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913585.100    1118-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Tactical Bond Fund Fidelity Advisor® Tactical Bond Fund Class A : FTKAX

This annual shareholder report contains information about Fidelity® Tactical Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 98	0.95%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•Yield curve positioning, however, detracted a bit as the curve steepened.
•The fund also benefited from being overweight credit risk via high-yield corporate debt and leveraged loans, which added value as credit spreads approached all-time tight levels.
•Other notable contributors included the fund's allocation to securitized products, including outperforming stakes in commercial mortgage-backed securities and asset-backed securities
•Notable changes in positioning include reduced exposure to corporate bonds and increased exposure to U.S. Treasury debt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through August 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 4.00% sales charge)	3.29%	-1.64%
Class A (without 4.00% sales charge)	7.59%	-0.06%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.55%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$56,713,648
Number of Holdings	95
Total Advisory Fee	$295,549
Portfolio Turnover	32%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	44.7
US Treasury Bonds	12.4
Domino's Pizza Master Issuer LLC	1.5
Bank of Nova Scotia/The	1.2
Japan Government	1.0
Petroleos Mexicanos	0.9
Dominican Republic	0.9
Kinder Morgan Inc	0.9
DPL Inc	0.8
Planet Fitness Master Issuer LLC	0.8
65.1
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913678.100    6503-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Tactical Bond Fund Fidelity® Tactical Bond Fund : FBAGX

This annual shareholder report contains information about Fidelity® Tactical Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Tactical Bond Fund	$ 72	0.70%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•Yield curve positioning, however, detracted a bit as the curve steepened.
•The fund also benefited from being overweight credit risk via high-yield corporate debt and leveraged loans, which added value as credit spreads approached all-time tight levels.
•Other notable contributors included the fund's allocation to securitized products, including outperforming stakes in commercial mortgage-backed securities and asset-backed securities
•Notable changes in positioning include reduced exposure to corporate bonds and increased exposure to U.S. Treasury debt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Tactical Bond Fund	7.86%	0.19%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.55%
A   From February 10, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$56,713,648
Number of Holdings	95
Total Advisory Fee	$295,549
Portfolio Turnover	32%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	44.7
US Treasury Bonds	12.4
Domino's Pizza Master Issuer LLC	1.5
Bank of Nova Scotia/The	1.2
Japan Government	1.0
Petroleos Mexicanos	0.9
Dominican Republic	0.9
Kinder Morgan Inc	0.9
DPL Inc	0.8
Planet Fitness Master Issuer LLC	0.8
65.1
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913677.100    6502-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI Short-Term Bond Fund Fidelity® SAI Short-Term Bond Fund : FZOMX

This annual shareholder report contains information about Fidelity® SAI Short-Term Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Short-Term Bond Fund	$ 22	0.21%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of favoring short-term corporate bonds, while underweighting similar-duration U.S. Treasurys, contributed to its performance versus the benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed. An out-of-benchmark allocation to commercial mortgage-backed securities helped as well.
•In contrast, the fund's yield-curve positioning detracted from relative performance.
•At period end, corporates made up about 49% of fund assets, up from roughly 41% a year ago and notably overweight versus the benchmark average of 25%. Exposure to U.S. Treasurys stood at 31% as of August 31, compared with an average of 67% for the benchmark.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 15, 2020 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI Short-Term Bond Fund	6.60%	1.28%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	6.25%	1.00%
Bloomberg U.S. Aggregate Bond Index	7.30%	-1.66%
A   From September 15, 2020

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$4,058,303,792
Number of Holdings	612
Total Advisory Fee	$7,024,400
Portfolio Turnover	59%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	30.9
JPMorgan Chase & Co	1.5
Bank of America Corp	1.4
Wells Fargo & Co	1.4
HSBC Holdings PLC	1.3
Citigroup Inc	1.0
General Motors Financial Co Inc	0.9
Barclays PLC	0.8
Danske Bank A/S	0.8
Ford Motor Credit Co LLC	0.8
40.8
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee

Effective October 28, 2023, the fund's management fee structure changed.

The fund's contractual management fee was reduced during the reporting period.

The fund's contractual expense cap was removed during the reporting period.
The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee

Effective October 28, 2023, the fund's management fee structure changed.

The fund's contractual management fee was reduced during the reporting period.

The fund's contractual expense cap was removed during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913666.100    6218-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI Low Duration Income Fund Fidelity® SAI Low Duration Income Fund : FZOLX

This annual shareholder report contains information about Fidelity® SAI Low Duration Income Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Low Duration Income Fund	$ 21	0.20%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of holding short-term debt in high-quality corporations contributed to performance versus the all-U.S.-Treasury benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed.
•In contrast, a small allocation to interest-earning cash was a modest drag on relative performance.
•At period end, corporates made up about 49% of fund assets, down notably from roughly 65% a year ago. At the same time, we increased exposure to U.S. Treasurys from about 14% to roughly 21% of assets, while out-of-benchmark exposure to asset-backed securities increased from 16% to 23% of assets as of August 31.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 15, 2020 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI Low Duration Income Fund	6.00%	2.59%
Bloomberg US Treasury Bill: 6-9 Months Index	5.37%	2.04%
Bloomberg U.S. Aggregate Bond Index	7.30%	-1.66%
A   From September 15, 2020

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$7,497,139,118
Number of Holdings	439
Total Advisory Fee	$13,369,647
Portfolio Turnover	68%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	14.9
US Treasury Bill	6.2
Bank of America Corp	1.3
Morgan Stanley	1.3
General Motors Financial Co Inc	1.2
Wells Fargo & Co	1.1
American Express Co	1.0
Barclays PLC	1.0
Goldman Sachs Group Inc/The	1.0
HSBC USA Inc	1.0
30.0
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period. The fund reduced its contractual expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913665.100    6217-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short-Term Bond Fund Fidelity® Short-Term Bond Fund : FSHBX

This annual shareholder report contains information about Fidelity® Short-Term Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Short-Term Bond Fund	$ 31	0.30%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of favoring short-term corporate bonds, while underweighting similar-duration U.S. Treasurys, contributed to its performance versus the benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed. An out-of-benchmark allocation to commercial mortgage-backed securities helped as well.
•In contrast, the fund's yield-curve positioning detracted from relative performance. Specifically, underweighting one- and two- year bonds in favor of three- and five-year maturities hurt.
•At period end, corporates made up about 46% of fund assets, down from roughly 49% a year ago but still notably overweight versus the benchmark average of 25%. Exposure to U.S. Treasurys stood at 26% as of August 31, compared with an average of 67% for the benchmark.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
August 31, 2014 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Short-Term Bond Fund	6.73%	1.77%	1.70%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	6.25%	1.52%	1.55%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$2,346,008,597
Number of Holdings	491
Total Advisory Fee	$4,742,667
Portfolio Turnover	68%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	26.1
JPMorgan Chase & Co	1.4
Wells Fargo & Co	1.2
Barclays PLC	1.0
Athene Global Funding	0.9
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	0.9
General Motors Financial Co Inc	0.9
American Express Co	0.8
Citigroup Inc	0.8
Ford Motor Credit Co LLC	0.8
34.8
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913624.100    450-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short-Term Bond Fund Fidelity Advisor® Short-Term Bond Fund Class Z : FIKTX

This annual shareholder report contains information about Fidelity® Short-Term Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 26	0.25%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, the fund's strategy of favoring short-term corporate bonds, while underweighting similar-duration U.S. Treasurys, contributed to its performance versus the benchmark. Within corporates, debt holdings among financial institutions - especially banks - and industrial firms, particularly in the consumer cyclical and consumer non-cyclical segments, added notable value.
•Non-benchmark exposure to asset-backed securities, including car loan debt and collateralized loan obligations, also meaningfully contributed. An out-of-benchmark allocation to commercial mortgage-backed securities helped as well.
•In contrast, the fund's yield-curve positioning detracted from relative performance. Specifically, underweighting one- and two- year bonds in favor of three- and five-year maturities hurt.
•At period end, corporates made up about 46% of fund assets, down from roughly 49% a year ago but still notably overweight versus the benchmark average of 25%. Exposure to U.S. Treasurys stood at 26% as of August 31, compared with an average of 67% for the benchmark.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	6.66%	1.82%	2.30%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	6.25%	1.52%	2.07%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.72%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$2,346,008,597
Number of Holdings	491
Total Advisory Fee	$4,742,667
Portfolio Turnover	68%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	26.1
JPMorgan Chase & Co	1.4
Wells Fargo & Co	1.2
Barclays PLC	1.0
Athene Global Funding	0.9
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	0.9
General Motors Financial Co Inc	0.9
American Express Co	0.8
Citigroup Inc	0.8
Ford Motor Credit Co LLC	0.8
34.8
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses
  •Expense reductions

The class' contractual expense cap was removed during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913623.100    3254-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Investment Grade Bond Fund Fidelity Advisor® Investment Grade Bond Fund Class C : FGBCX

This annual shareholder report contains information about Fidelity® Investment Grade Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 157	1.52%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•The fund also benefited from being overweight credit risk, which added value as credit spreads approached historically tight levels.
•Other notable contributors included the fund's allocations to securitized products, including outperforming stakes in commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations.
•An overweight in investment-grade corporate bonds, especially those of bank issuers, also added value, although our positioning among industrial and utility bonds were modestly offsetting detractors.
•Notable changes in positioning include reduced exposure to investment-grade corporate bonds, increased exposure to U.S. Treasury debt, and purchases of mortgage bonds during periods of wider credit spreads.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
August 31, 2014 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	5.68%	-0.28%	1.18%
Class C	6.68%	-0.28%	1.18%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$10,877,326,398
Number of Holdings	3,997
Total Advisory Fee	$26,423,417
Portfolio Turnover	232%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	43.0
US Treasury Bonds	8.8
Uniform Mortgage Backed Securities	3.4
Fannie Mae Mortgage pass-thru certificates	3.2
Freddie Mac Gold Pool	1.7
Ginnie Mae II Pool	1.6
Citigroup Inc	1.5
Bank of America Corp	1.2
Charter Communications Operating LLC / Charter Communications Operating Capital	1.0
Bayer US Finance II LLC	0.9
66.3
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913586.100    1124-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Investment Grade Bond Fund Fidelity Advisor® Investment Grade Bond Fund Class I : FGBPX

This annual shareholder report contains information about Fidelity® Investment Grade Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 52	0.50%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•The fund also benefited from being overweight credit risk, which added value as credit spreads approached historically tight levels.
•Other notable contributors included the fund's allocations to securitized products, including outperforming stakes in commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations.
•An overweight in investment-grade corporate bonds, especially those of bank issuers, also added value, although our positioning among industrial and utility bonds were modestly offsetting detractors.
•Notable changes in positioning include reduced exposure to investment-grade corporate bonds, increased exposure to U.S. Treasury debt, and purchases of mortgage bonds during periods of wider credit spreads.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
August 31, 2014 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	7.77%	0.73%	2.06%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$10,877,326,398
Number of Holdings	3,997
Total Advisory Fee	$26,423,417
Portfolio Turnover	232%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	43.0
US Treasury Bonds	8.8
Uniform Mortgage Backed Securities	3.4
Fannie Mae Mortgage pass-thru certificates	3.2
Freddie Mac Gold Pool	1.7
Ginnie Mae II Pool	1.6
Citigroup Inc	1.5
Bank of America Corp	1.2
Charter Communications Operating LLC / Charter Communications Operating Capital	1.0
Bayer US Finance II LLC	0.9
66.3
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913588.100    1126-TSRA-1024

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Investment Grade Bond Fund Fidelity Advisor® Investment Grade Bond Fund Class Z : FIKQX

This annual shareholder report contains information about Fidelity® Investment Grade Bond Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 37	0.36%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a strong advance for the 12 months ending August 31, 2024, helped by a late-period gain, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, which are expected to start in September. The full 12-month period was marked by high volatility.
•Against this backdrop, relative to the benchmark Bloomberg U.S. Aggregate Bond Index, the fund benefited from favorable duration positioning, as the fund was more interest-rate sensitive than the index in a period of often-falling rates.
•The fund also benefited from being overweight credit risk, which added value as credit spreads approached historically tight levels.
•Other notable contributors included the fund's allocations to securitized products, including outperforming stakes in commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations.
•An overweight in investment-grade corporate bonds, especially those of bank issuers, also added value, although our positioning among industrial and utility bonds were modestly offsetting detractors.
•Notable changes in positioning include reduced exposure to investment-grade corporate bonds, increased exposure to U.S. Treasury debt, and purchases of mortgage bonds during periods of wider credit spreads.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through August 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	7.91%	0.89%	2.54%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.72%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2024)

KEY FACTS
Fund Size	$10,877,326,398
Number of Holdings	3,997
Total Advisory Fee	$26,423,417
Portfolio Turnover	232%
What did the Fund invest in?
(as of August 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	43.0
US Treasury Bonds	8.8
Uniform Mortgage Backed Securities	3.4
Fannie Mae Mortgage pass-thru certificates	3.2
Freddie Mac Gold Pool	1.7
Ginnie Mae II Pool	1.6
Citigroup Inc	1.5
Bank of America Corp	1.2
Charter Communications Operating LLC / Charter Communications Operating Capital	1.0
Bayer US Finance II LLC	0.9
66.3
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913590.100    3251-TSRA-1024

Item 2.

Code of Ethics

As of the end of the period, August 31, 2024, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Flex Conservative Income Bond Fund, Fidelity Intermediate Bond Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Sustainable Core Plus Bond Fund, and Fidelity Tactical Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

August 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Conservative Income Bond Fund	$47,700	$-	$10,100	$1,200
Fidelity Intermediate Bond Fund	$79,500	$-	$11,200	$1,700
Fidelity SAI Low Duration Income Fund	$43,400	$-	$7,900	$1,000
Fidelity SAI Sustainable Core Plus Bond Fund	$110,700	$-	$10,800	$2,500
Fidelity Tactical Bond Fund	$71,800	$-	$11,800	$1,700

August 31, 2023 FeesA

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Flex Conservative Income Bond Fund	$47,900	$-	$10,100	$1,200
Fidelity Intermediate Bond Fund	$74,100	$-	$13,000	$1,800
Fidelity SAI Low Duration Income Fund	$43,500	$-	$7,900	$1,100
Fidelity SAI Sustainable Core Plus Bond Fund	$110,900	$-	$10,800	$2,500
Fidelity Tactical Bond Fund	$72,100	$-	$11,800	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Investment Grade Bond Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Total Bond Fund, and Fidelity Short-Term Bond Fund (the “Funds”):

Services Billed by PwC

August 31, 2024 FeesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Investment Grade Bond Fund	$93,300	$7,800	$13,800	$3,300
Fidelity SAI Short-Term Bond Fund	$74,000	$6,400	$13,800	$2,700
Fidelity SAI Total Bond Fund	$120,400	$9,600	$11,900	$4,100
Fidelity Short-Term Bond Fund	$76,300	$6,600	$13,800	$2,800

August 31, 2023 FeesA

Audit Fees		Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Investment Grade Bond Fund	$95,900	$7,800	$13,800	$3,300
Fidelity SAI Short-Term Bond Fund	$74,200	$6,400	$13,800	$2,700
Fidelity SAI Total Bond Fund	$120,600	$9,600	$11,900	$4,100
Fidelity Short-Term Bond Fund	$76,600	$6,500	$13,800	$2,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	August 31, 2024A	August 31, 2023A
Audit-Related Fees	$200,000	$-
Tax Fees	$-	$-
All Other Fees	$1,929,500	$-

A Amounts may reflect rounding.

Services Billed by PwC

	August 31, 2024A	August 31, 2023A
Audit-Related Fees	$9,437,800	$8,379,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2024A	August 31, 2023A
Deloitte Entities	$5,008,400	$3,279,900
PwC	$15,105,000	$15,104,900

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity Flex® Funds

Fidelity Flex® Conservative Income Bond Fund

Annual Report
August 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity Flex® Conservative Income Bond Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 46.6%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.2%
Media - 0.5%
COX Communications, Inc. 3.85% 2/1/25 (b)	1,000,000	993,135
Warnermedia Holdings, Inc. 3.638% 3/15/25	1,200,000	1,188,584
		2,181,719
Wireless Telecommunication Services - 0.7%
Rogers Communications, Inc. 2.95% 3/15/25	800,000	790,471
Sprint Corp. 7.625% 2/15/25	1,000,000	1,003,474
T-Mobile U.S.A., Inc. 3.5% 4/15/25	1,200,000	1,187,141
		2,981,086
TOTAL COMMUNICATION SERVICES		5,162,805
CONSUMER DISCRETIONARY - 4.7%
Automobiles - 4.3%
American Honda Finance Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.8141% 6/13/25 (c)(d)	1,200,000	1,200,631
4.95% 1/9/26	786,000	790,208
5.8% 10/3/25	1,000,000	1,012,322
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.800% 6.1387% 8/13/26 (b)(c)(d)	1,300,000	1,307,033
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 6.2017% 4/1/25 (b)(c)(d)	1,000,000	1,002,290
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.300% 6.6584% 4/7/25 (c)(d)	775,000	778,410
1.2% 10/15/24	900,000	895,363
2.9% 2/26/25	1,200,000	1,185,879
3.8% 4/7/25	1,200,000	1,189,416
4.35% 4/9/25	900,000	895,244
Hyundai Capital America 5.45% 6/24/26 (b)	737,000	745,966
Mercedes-Benz Finance North America LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.630% 5.9778% 7/31/26 (b)(c)(d)	900,000	901,363
4.95% 3/30/25 (b)	1,000,000	999,629
5.5% 11/27/24 (b)	500,000	500,146
Volkswagen Group of America Finance LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.830% 6.1936% 3/20/26 (b)(c)(d)	1,600,000	1,600,456
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.060% 6.395% 8/14/26 (b)(c)(d)	1,279,000	1,285,528
2.85% 9/26/24 (b)	630,000	628,953
3.35% 5/13/25 (b)	1,000,000	988,129
5.8% 9/12/25 (b)	1,000,000	1,008,936
		18,915,902
Household Durables - 0.2%
Lennar Corp. 4.75% 5/30/25	1,000,000	995,978
Specialty Retail - 0.2%
The Home Depot, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 5.6919% 12/24/25 (c)(d)	960,000	960,977
TOTAL CONSUMER DISCRETIONARY		20,872,857
CONSUMER STAPLES - 2.1%
Beverages - 0.2%
PepsiCo, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.7395% 11/12/24 (c)(d)	807,000	807,333
Consumer Staples Distribution & Retail - 0.5%
Dollar General Corp. 4.25% 9/20/24	1,750,000	1,748,637
Mondelez International Holdings Netherlands BV 0.75% 9/24/24 (b)	650,000	648,175
		2,396,812
Food Products - 0.1%
Campbell Soup Co. 3.3% 3/19/25	600,000	593,447
Tobacco - 1.3%
Altria Group, Inc. 2.35% 5/6/25	1,300,000	1,277,022
BAT Capital Corp. 2.789% 9/6/24	900,000	899,771
BAT International Finance PLC 3.95% 6/15/25 (b)	900,000	890,821
Philip Morris International, Inc.:
3.25% 11/10/24	800,000	796,400
5.125% 11/15/24	500,000	499,580
Reynolds American, Inc. 4.45% 6/12/25	1,250,000	1,243,519
		5,607,113
TOTAL CONSUMER STAPLES		9,404,705
ENERGY - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
Canadian Natural Resources Ltd.:
2.05% 7/15/25	900,000	877,068
3.9% 2/1/25	1,174,000	1,166,959
Columbia Pipeline Group, Inc. 4.5% 6/1/25	900,000	894,927
DCP Midstream Operating LP 5.375% 7/15/25	650,000	649,770
Devon Energy Corp. 5.25% 9/15/24	1,633,000	1,631,952
Enbridge, Inc.:
2.5% 1/15/25	573,000	566,985
2.5% 2/14/25	1,500,000	1,482,061
Energy Transfer LP 5.75% 4/1/25	750,000	749,413
Marathon Petroleum Corp. 4.7% 5/1/25	1,250,000	1,245,135
MPLX LP 4.875% 12/1/24	900,000	898,550
Phillips 66 Co.:
3.605% 2/15/25	1,400,000	1,388,395
3.85% 4/9/25	1,250,000	1,239,328
Plains All American Pipeline LP/PAA Finance Corp. 3.6% 11/1/24	600,000	597,920
		13,388,463
FINANCIALS - 26.9%
Banks - 16.1%
ABN AMRO Bank NV U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.780% 7.1437% 9/18/27 (b)(c)(d)	1,100,000	1,116,945
Bank of America Corp.:
0.981% 9/25/25 (c)	740,000	737,790
1.319% 6/19/26 (c)	1,000,000	970,481
1.53% 12/6/25 (c)	1,300,000	1,286,591
3.366% 1/23/26 (c)	800,000	793,431
3.384% 4/2/26 (c)	1,000,000	989,061
4.827% 7/22/26 (c)	900,000	898,192
Bank of America NA 5.65% 8/18/25	1,000,000	1,008,002
Bank of Montreal:
4.25% 9/14/24	1,000,000	999,592
5.92% 9/25/25	1,000,000	1,012,480
Bank of Nova Scotia 5.45% 6/12/25	1,000,000	1,003,989
Barclays PLC:
2.852% 5/7/26 (c)	1,000,000	982,992
3.65% 3/16/25	1,100,000	1,090,115
4.375% 1/12/26	1,250,000	1,242,610
5.304% 8/9/26 (c)	1,000,000	1,001,616
BNP Paribas SA:
2.219% 6/9/26 (b)(c)	930,000	908,509
2.819% 11/19/25 (b)(c)	800,000	795,246
BPCE SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.9267% 1/14/25 (b)(c)(d)	506,000	506,396
2.375% 1/14/25 (b)	1,239,000	1,225,109
Canadian Imperial Bank of Commerce U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.940% 6.2984% 4/7/25 (c)(d)	1,000,000	1,003,175
Capital One NA 2.28% 1/28/26 (c)	1,165,000	1,149,318
Citibank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6.0513% 8/6/26 (c)(d)	1,300,000	1,301,911
5.864% 9/29/25	1,000,000	1,012,722
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.680% 6.0334% 10/30/24 (c)(d)	1,140,000	1,140,604
2.014% 1/25/26 (c)	300,000	295,886
3.106% 4/8/26 (c)	900,000	888,147
Cooperatieve Rabobank UA 1.339% 6/24/26 (b)(c)	1,105,000	1,071,478
Cooperatieve Rabobank UA/NY 4.333% 8/28/26	1,100,000	1,100,064
Credit Agricole SA 1.907% 6/16/26 (b)(c)	610,000	594,528
Danske Bank A/S:
0.976% 9/10/25 (b)(c)	1,150,000	1,149,023
6.259% 9/22/26 (b)(c)	1,000,000	1,013,462
6.466% 1/9/26 (b)(c)	1,055,000	1,058,831
DNB Bank ASA 0.856% 9/30/25 (b)(c)	750,000	747,243
HSBC Holdings PLC:
2.099% 6/4/26 (c)	1,000,000	976,509
2.633% 11/7/25 (c)	1,175,000	1,168,852
2.999% 3/10/26 (c)	920,000	909,005
4.18% 12/9/25 (c)	1,000,000	996,334
Huntington National Bank 5.699% 11/18/25 (c)	1,364,000	1,363,718
ING Groep NV 3.869% 3/28/26 (c)	1,400,000	1,389,532
JPMorgan Chase & Co.:
1.04% 2/4/27 (c)	500,000	475,123
1.561% 12/10/25 (c)	900,000	890,346
2.083% 4/22/26 (c)	900,000	882,889
2.301% 10/15/25 (c)	640,000	637,456
5.546% 12/15/25 (c)	1,650,000	1,650,312
KeyCorp U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.250% 6.5954% 5/23/25 (c)(d)	900,000	902,414
Lloyds Banking Group PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.560% 6.9038% 8/7/27 (c)(d)	500,000	506,324
3.511% 3/18/26 (c)	1,610,000	1,595,098
Mitsubishi UFJ Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.380% 6.7494% 9/12/25 (c)(d)	800,000	800,226
5.063% 9/12/25 (c)	960,000	959,742
Mizuho Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.960% 6.2871% 5/22/26 (c)(d)	800,000	802,666
2.226% 5/25/26 (c)	1,000,000	979,423
2.555% 9/13/25 (c)	1,240,000	1,239,024
Morgan Stanley Bank, West Valley City Utah:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.160% 6.5155% 10/30/26 (c)(d)	900,000	911,155
5.479% 7/16/25	1,000,000	1,007,528
NatWest Markets PLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.8126% 3/22/25 (b)(c)(d)	656,000	660,171
PNC Financial Services Group, Inc.:
5.102% 7/23/27 (c)	1,300,000	1,310,971
5.671% 10/28/25 (c)	610,000	610,072
5.812% 6/12/26 (c)	1,710,000	1,718,292
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.6984% 10/7/24 (c)(d)	640,000	640,089
4.95% 4/25/25	1,000,000	1,000,089
5.069% 7/23/27 (c)	1,700,000	1,719,339
Santander Holdings U.S.A., Inc.:
3.45% 6/2/25	1,050,000	1,035,477
4.5% 7/17/25	1,300,000	1,291,172
Swedbank AB U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.910% 6.269% 4/4/25 (b)(c)(d)	645,000	646,529
The Toronto-Dominion Bank U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.480% 5.8376% 10/10/25 (c)(d)	1,600,000	1,599,976
Truist Financial Corp. 4.26% 7/28/26 (c)	888,000	879,977
U.S. Bancorp 1.45% 5/12/25	1,000,000	977,249
Wells Fargo & Co.:
2.164% 2/11/26 (c)	1,300,000	1,282,220
2.188% 4/30/26 (c)	900,000	882,156
2.406% 10/30/25 (c)	640,000	636,640
3.3% 9/9/24	1,100,000	1,099,551
Wells Fargo Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.800% 6.1456% 8/1/25 (c)(d)	750,000	752,702
		71,881,887
Capital Markets - 5.7%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.710% 6.0734% 1/7/25 (b)(c)(d)	1,150,000	1,150,456
4.86% 8/27/26 (b)	900,000	901,411
5.684% 2/23/26 (b)	1,250,000	1,263,795
Bank of New York, New York U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.8141% 3/13/26 (c)(d)	805,000	805,291
Charles Schwab Corp. 4.2% 3/24/25	800,000	796,061
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (c)	559,000	538,452
3.961% 11/26/25 (c)	700,000	697,161
6.119% 7/14/26 (c)	1,200,000	1,207,227
Goldman Sachs Group, Inc.:
CME Term SOFR 3 Month Index + 1.430% 6.5497% 5/15/26 (c)(d)	800,000	803,789
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.480% 5.8391% 10/21/24 (c)(d)	1,000,000	1,000,113
0.855% 2/12/26 (c)	1,000,000	979,975
1.431% 3/9/27 (c)	870,000	826,100
3.272% 9/29/25 (c)	800,000	798,374
5.7% 11/1/24	1,000,000	1,000,267
Intercontinental Exchange, Inc. 3.65% 5/23/25	1,000,000	990,672
Moody's Corp. 3.75% 3/24/25	1,300,000	1,291,142
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.8609% 1/22/25 (c)(d)	1,300,000	1,300,039
1.164% 10/21/25 (c)	650,000	646,088
1.593% 5/4/27 (c)	900,000	855,025
2.188% 4/28/26 (c)	1,250,000	1,225,505
3.7% 10/23/24	600,000	598,562
UBS AG U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.5923% 2/21/25 (c)(d)	800,000	803,416
UBS AG London Branch U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.470% 5.8267% 1/13/25 (b)(c)(d)	750,000	750,197
UBS Group AG:
1.364% 1/30/27 (b)(c)	1,300,000	1,236,400
2.193% 6/5/26 (b)(c)	750,000	733,413
3.75% 3/26/25	1,200,000	1,190,532
6.373% 7/15/26 (b)(c)	1,000,000	1,010,404
		25,399,867
Consumer Finance - 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	1,400,000	1,390,987
3.5% 1/15/25	1,400,000	1,389,999
Ally Financial, Inc. 5.8% 5/1/25	1,000,000	1,002,001
American Express Co.:
3.625% 12/5/24	1,000,000	995,041
3.95% 8/1/25	700,000	694,429
6.338% 10/30/26 (c)	874,000	888,825
Capital One Financial Corp.:
2.636% 3/3/26 (c)	1,300,000	1,281,675
3.2% 2/5/25	1,000,000	990,876
3.3% 10/30/24	520,000	518,142
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.550% 5.8839% 10/16/24 (c)(d)	1,000,000	1,000,519
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.770% 6.1098% 8/7/26 (c)(d)	1,309,000	1,315,616
5.6% 9/11/25	1,000,000	1,010,309
		12,478,419
Financial Services - 1.5%
CNH Industrial Capital LLC:
3.95% 5/23/25	1,600,000	1,585,557
5.45% 10/14/25	1,000,000	1,006,830
Corebridge Financial, Inc. 3.5% 4/4/25	1,451,000	1,435,887
DH Europe Finance II SARL 2.2% 11/15/24	1,300,000	1,291,682
PayPal Holdings, Inc. 1.65% 6/1/25	800,000	781,018
The Western Union Co. 2.85% 1/10/25	800,000	792,730
		6,893,704
Insurance - 0.8%
Equitable Financial Life Global Funding 1.1% 11/12/24 (b)	1,000,000	991,485
Jackson National Life Global Funding 1.75% 1/12/25 (b)	1,000,000	986,913
MassMutual Global Funding II 2.95% 1/11/25 (b)	700,000	694,115
Protective Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.980% 6.3422% 3/28/25 (b)(c)(d)	1,000,000	1,003,664
		3,676,177
TOTAL FINANCIALS		120,330,054
HEALTH CARE - 2.4%
Biotechnology - 0.4%
AbbVie, Inc. 2.6% 11/21/24	1,000,000	993,921
Amgen, Inc. 5.25% 3/2/25	800,000	800,242
		1,794,163
Health Care Providers & Services - 1.9%
Cigna Group 3.25% 4/15/25	800,000	791,473
CVS Health Corp. 4.1% 3/25/25	1,200,000	1,193,543
Elevance Health, Inc. 3.35% 12/1/24	1,500,000	1,492,077
HCA Holdings, Inc.:
5.25% 4/15/25	1,600,000	1,599,122
5.375% 2/1/25	1,250,000	1,248,296
Humana, Inc.:
3.85% 10/1/24	1,000,000	998,609
4.5% 4/1/25	1,200,000	1,193,942
		8,517,062
Pharmaceuticals - 0.1%
Bristol-Myers Squibb Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.490% 5.8213% 2/20/26 (c)(d)	654,000	656,542
TOTAL HEALTH CARE		10,967,767
INDUSTRIALS - 2.5%
Aerospace & Defense - 0.6%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)	1,600,000	1,597,238
The Boeing Co. 4.875% 5/1/25	1,250,000	1,244,808
		2,842,046
Ground Transportation - 0.2%
Canadian Pacific Railway Co. 2.9% 2/1/25	800,000	792,755
Machinery - 1.6%
Caterpillar Financial Services Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.786% 11/14/24 (c)(d)	1,300,000	1,300,684
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 6.0239% 10/16/26 (c)(d)	1,300,000	1,306,286
2.15% 11/8/24	620,000	616,456
3.25% 12/1/24	620,000	616,935
Daimler Trucks Finance North America LLC:
1.625% 12/13/24 (b)	586,000	579,565
5.2% 1/17/25 (b)	990,000	989,773
Otis Worldwide Corp. 2.056% 4/5/25	600,000	589,424
Parker Hannifin Corp. 3.3% 11/21/24	1,000,000	996,377
		6,995,500
Trading Companies & Distributors - 0.1%
Air Lease Corp. 2.3% 2/1/25	550,000	542,767
TOTAL INDUSTRIALS		11,173,068
INFORMATION TECHNOLOGY - 1.3%
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp. 2.05% 3/1/25	900,000	885,152
Dell International LLC/EMC Corp. 6.02% 6/15/26	700,000	714,939
		1,600,091
Semiconductors & Semiconductor Equipment - 0.4%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.250% 5.6117% 10/1/24 (c)(d)	274,000	274,000
Microchip Technology, Inc. 0.983% 9/1/24	925,000	924,283
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 3.875% 6/18/26	700,000	690,298
		1,888,581
Software - 0.5%
Oracle Corp.:
2.5% 4/1/25	1,600,000	1,575,421
2.95% 11/15/24	600,000	596,897
		2,172,318
TOTAL INFORMATION TECHNOLOGY		5,660,990
MATERIALS - 0.4%
Chemicals - 0.4%
Celanese U.S. Holdings LLC 6.05% 3/15/25	1,000,000	1,003,600
International Flavors & Fragrances, Inc. 1.23% 10/1/25 (b)	900,000	863,769
		1,867,369
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc. 3.45% 4/30/25	1,200,000	1,188,218
Brixmor Operating Partnership LP 3.85% 2/1/25	750,000	744,479
Simon Property Group LP 3.375% 10/1/24	1,000,000	998,000
Ventas Realty LP 2.65% 1/15/25	900,000	890,029
		3,820,726
UTILITIES - 1.3%
Electric Utilities - 0.2%
Pacific Gas & Electric Co. 3.5% 6/15/25	1,064,000	1,049,076
Gas Utilities - 0.1%
Eastern Energy Gas Holdings LLC 2.5% 11/15/24	630,000	626,128
Independent Power and Renewable Electricity Producers - 0.2%
Constellation Energy Generation, LLC 3.25% 6/1/25	850,000	838,115
Multi-Utilities - 0.8%
Berkshire Hathaway Energy Co. 3.5% 2/1/25	1,430,000	1,418,141
Dominion Energy, Inc. 3.3% 3/15/25	800,000	791,285
DTE Energy Co. 2.529% 10/1/24	1,250,000	1,246,818
		3,456,244
TOTAL UTILITIES		5,969,563
TOTAL NONCONVERTIBLE BONDS (Cost $207,721,656)		208,618,367

U.S. Treasury Obligations - 16.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.07% to 5.32% 9/12/24 to 1/2/25	52,000,000	51,607,391
U.S. Treasury Notes:
4.125% 1/31/25	18,421,400	18,360,595
4.25% 1/31/26	2,000,000	2,002,578
4.75% 7/31/25	1,700,000	1,704,489
TOTAL U.S. TREASURY OBLIGATIONS (Cost $73,602,766)		73,675,053

Asset-Backed Securities - 14.1%
	Principal Amount (a)	Value ($)
Ally Auto Receivables Trust Series 2024-1 Class A2, 5.32% 1/15/27	1,000,000	1,000,027
American Express Credit Account Master Trust Series 2022-3 Class A, 3.75% 8/15/27	1,100,000	1,089,809
Bank of America Credit Card Master Trust Series 2022-A1 Class A1, 3.53% 11/15/27	1,300,000	1,286,456
BMW Vechicle Lease Trust Series 2023-1 Class A3, 5.16% 11/25/25	685,346	685,144
BMW Vehicle Lease Trust:
Series 2023-2 Class A3, 5.99% 9/25/26	750,000	756,368
Series 2024-1 Class A2A, 5.1% 7/27/26	730,283	730,464
Bofa Auto Trust 2024-1 Series 2024-1A Class A2, 5.57% 12/15/26 (b)	635,000	637,266
Capital One Multi-Asset Execution Trust:
Series 2021-A3 Class A3, 1.04% 11/15/26	1,000,000	991,160
Series 2022-A2 Class A, 3.49% 5/15/27	1,507,000	1,491,121
Series 2022-A3 Class A, 4.95% 10/15/27	1,300,000	1,303,169
CarMax Auto Owner Trust Series 2022-3 Class A2A, 3.97% 4/15/27	976,482	969,327
Carmax Auto Owner Trust:
Series 2024-1 Class A2A, 5.3% 3/15/27	829,927	830,294
Series 2024-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.730% 5.9335% 5/17/27 (c)(d)	1,615,000	1,616,658
Carmax Auto Owner Trust 2021-4 Series 2021-4 Class A3, 0.56% 9/15/26	395,673	387,652
Carmax Auto Owner Trust 2024-3 Series 2024-3 Class A2A, 5.21% 9/15/27	1,223,000	1,229,291
Carmax Select Receivables Trust Series 2024-A Class A2A, 5.78% 9/15/27	62,000	62,257
Chase Auto Owner Trust:
Series 2024-1A Class A2, 5.48% 4/26/27 (b)	753,920	755,137
Series 2024-4A Class A2, 5.25% 9/27/27 (b)	1,384,000	1,389,791
Chase Auto Owner Trust 24-3 Series 2024-3A Class A2, 5.53% 9/27/27 (b)	544,000	546,858
Chase Issuance Trust Series 2022-A1 Class A, 3.97% 9/15/27	500,000	496,202
Citizens Auto Receivables Trust:
Series 2024-1 Class A2A, 5.43% 10/15/26 (b)	841,004	841,384
Series 2024-2 Class A2A, 5.54% 11/16/26 (b)	961,000	963,447
Daimler Trucks Retail Trust 20 Series 2024-1 Class A2, 5.6% 4/15/26	1,600,000	1,603,189
Discover Card Execution Note Trust:
Series 2022-A1 Class A1, 1.96% 2/15/27	1,000,000	985,613
Series 2022-A2 Class A, 3.32% 5/15/27	1,081,000	1,068,309
Series 2022-A3 Class A3, 3.56% 7/15/27	1,200,000	1,186,929
DLLAD Series 2024-1A Class A2, 5.5% 8/20/27 (b)	411,000	413,692
DLLST Series 2024-1A Class A2, 5.33% 1/20/26 (b)	543,000	542,979
Drive Auto Receivables Trust Series 2024-1 Class A2, 5.83% 12/15/26	410,625	411,021
Enterprise Fleet Financing Series 2024-2 Class A2, 5.74% 12/20/26 (b)	185,000	186,722
Ford Credit Auto Lease Trust Series 2024-A Class A2A, 5.24% 7/15/26	628,905	628,895
Ford Credit Floorplan Master Owner Trust Series 2019-4 Class A, 2.44% 9/15/26	1,000,000	999,100
Fordl 2023-A Series 2023-A Class A3, 4.94% 3/15/26	223,370	223,121
FORDO:
Series 2022-B Class A3, 3.74% 9/15/26	407,184	404,440
Series 2024-B Class A2A, 5.4% 4/15/27	854,000	858,841
GM Financial Automobile Leasing Trust:
Series 2023-1 Class A3, 5.16% 4/20/26	382,580	382,355
Series 2024-2 Class A2A, 5.43% 9/21/26	1,032,000	1,037,271
Gm Financial Consumer Automobi Series 2024-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.390% 5.7435% 3/16/27 (c)(d)	925,000	925,183
GM Financial Consumer Automobile Series 2024-1 Class ASB, 5.12% 2/16/27	674,918	674,944
GM Financial Consumer Automobile Receivables Trust Series 2021-4 Class A3, 0.68% 9/16/26	657,950	645,916
GM Financial Leasing Trust Series 2024-1 Class A2A, 5.18% 6/22/26	1,086,258	1,086,774
Honda Auto Receivables 2024-2 Series 2024-2 Class A2, 5.48% 11/18/26	968,000	972,535
HPEFS Equipment Trust Series 2024-2A Class A2, 5.5% 10/20/31 (b)	596,000	599,374
Huntington Auto Trust Series 2024-1A Class A2, 5.5% 3/15/27 (b)	993,767	995,737
Hyundai Auto Lease Securitizat Series 2024-B Class A2A, 5.51% 10/15/26 (b)	966,000	970,494
Hyundai Auto Lease Securitization Series 2024-A Class A2A, 5.15% 6/15/26 (b)	620,612	620,802
Hyundai Auto Receivables Trust Series 2024-A Class A2A, 5.29% 4/15/27	926,000	927,225
John Deere Owner Trust Series 2024-A Class A2A, 5.19% 2/16/27	1,539,000	1,541,315
Mercedes-Benz Auto Lease Trust Series 2024-A Class A2A, 5.44% 2/16/27	1,212,000	1,218,825
Mercedes-Benz Auto Receivables:
Series 2022-1, Class A3, 5.21% 8/16/27	1,149,815	1,152,198
Series 2024-1 Class A2A, 5.06% 5/17/27	858,241	857,879
Nissan Master Owner Trust Receiva Series 2024-A Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 6.0235% 2/15/28 (b)(c)(d)	1,500,000	1,502,102
Santander Drive Auto Receivabl Series 2024-3 Class A2, 5.91% 6/15/27	908,000	910,929
Sbna Auto Lease Trust Series 2024-B Class A2, 5.67% 11/20/26 (b)	726,000	728,488
SBNA Auto Lease Trust 2024-A Series 2024-A Class A2, 5.45% 1/20/26 (b)	1,168,139	1,168,989
Sfs Auto Receivables Securitization Trust:
Series 2024-1A Class A2, 5.35% 6/21/27 (b)	279,494	279,534
Series 2024-2A Class A2, 5.71% 10/20/27 (b)	1,000,000	1,004,083
Tesla Series 2024-A Class A2A, 5.37% 6/22/26 (b)	75,760	75,795
Tesla Electric Vehicle Trust 2023-1 Series 2023-1 Class A2A, 5.54% 12/21/26 (b)	806,792	807,733
Toyota Auto Receivables 2024-B Series 2024-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.7035% 3/15/27 (c)(d)	1,056,000	1,055,797
Toyota Auto Receivables Owner Trust:
Series 2022-C Class A3, 3.76% 4/15/27	331,085	328,420
Series 2023-A Class A3, 4.63% 9/15/27	804,000	802,774
Toyota Lease Owner Trust:
Series 2023 A Class A3, 4.93% 4/20/26 (b)	1,200,000	1,198,408
Series 2024-A Class A2A, 5.33% 7/20/26 (b)	1,183,512	1,183,549
Toyota Lease Owner Trust 2023- Series 2023-B Class A3, 5.66% 11/20/26 (b)	1,300,000	1,314,482
Verizon Master Trust Series 2022-6 Class A, 3.67% 1/22/29	700,000	692,770
Volkswagen Auto Lease Trust 20 Series 2023-A Class A3, 5.81% 10/20/26	630,000	635,808
Volkswagen Auto Lease Trust 2024- Series 2024-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.470% 5.8208% 12/21/26 (c)(d)	1,500,000	1,501,278
World Omni Auto Receivables Trust:
Series 2022-A Class A3, 1.66% 5/17/27	578,447	566,443
Series 2024-B Class A2A, 5.48% 9/15/27	874,000	877,577
World Omni Automobile Lease Series 2023-A Class A3, 5.07% 9/15/26	425,000	424,886
World Omni Automobile Lease Se Series 2024-A Class A2B, 5.7835% 2/16/27 (c)	794,000	794,411
World Omni Select Auto Trust 2024 Series 2024-A Class A2A, 5.37% 2/15/28	954,000	957,514
TOTAL ASSET-BACKED SECURITIES (Cost $62,765,678)		62,992,730

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Truist Bank 2.15% 12/6/24 (Cost $564,999)	570,000	565,356

Certificates of Deposit - 3.5%
	Principal Amount (a)	Value ($)
Bank of Nova Scotia yankee 6% 10/18/24	1,300,000	1,300,870
Canadian Imperial Bank of Commerce yankee:
5.95% 9/19/24	1,400,000	1,400,251
6% 10/18/24	1,300,000	1,300,848
Mitsubishi UFJ Trust & Banking Corp. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.71% 7/23/25 (c)(d)	1,500,000	1,500,361
5.42% 10/17/24	2,000,000	2,000,451
Sumitomo Mitsui Banking Corp. yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.220% 5.55% 1/22/25 (c)(d)	1,500,000	1,500,203
Sumitomo Mitsui Trust Bank Ltd. yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.290% 5.62% 4/14/25 (c)(d)	1,500,000	1,500,272
Svenska Handelsbanken, Inc. yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.68% 7/15/25 (c)(d)	1,500,000	1,500,785
Toronto-Dominion Bank yankee:
U.S. FED FUND (U.S.A.)(DAILY) RATE + 0.400% 5.73% 8/22/25 (c)(d)	1,500,000	1,500,490
6% 10/17/24	1,300,000	1,300,823
6.01% 10/3/24	1,000,000	1,000,419
TOTAL CERTIFICATES OF DEPOSIT (Cost $15,800,000)		15,805,773

Commercial Paper - 3.2%
	Principal Amount (a)	Value ($)
Bank of Montreal U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.68% 8/7/25 (c)(d)	1,400,000	1,400,027
Bayer Corp. 5.94% 9/10/24	1,300,000	1,297,828
Canadian Imperial Bank of Commerce yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.220% 5.55% 2/3/25 (c)(d)	1,000,000	1,000,396
HSBC U.S.A., Inc.:
4.8% 8/15/25	1,400,000	1,336,399
5.52% 6/6/25	1,400,000	1,347,784
5.9% 11/21/24	1,300,000	1,284,299
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.68% 7/9/25 (c)(d)	1,500,000	1,500,520
5.66% 10/11/24	1,300,000	1,292,074
Sumitomo Mitsui Trust Bank Ltd. yankee 5.355% 10/18/24	1,000,000	992,874
Svenska Handelsbanken AB yankee:
5.61% 9/18/24	1,700,000	1,695,285
5.65% 10/1/24	1,000,000	995,346
TOTAL COMMERCIAL PAPER (Cost $14,131,797)		14,142,832

Money Market Funds - 15.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e) (Cost $68,341,494)	68,327,828	68,341,494

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $442,928,390)	444,141,605
NET OTHER ASSETS (LIABILITIES) - 0.7%	3,079,973
NET ASSETS - 100.0%	447,221,578

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,473,474 or 13.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	56,137,648	255,902,508	243,698,470	3,121,981	(192)	-	68,341,494	0.2%
Total	56,137,648	255,902,508	243,698,470	3,121,981	(192)	-	68,341,494

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	208,618,367	-	208,618,367	-

U.S. Government and Government Agency Obligations	73,675,053	-	73,675,053	-

Asset-Backed Securities	62,992,730	-	62,992,730	-

Bank Notes	565,356	-	565,356	-

Certificates of Deposit	15,805,773	-	15,805,773	-

Commercial Paper	14,142,832	-	14,142,832	-

Money Market Funds	68,341,494	68,341,494	-	-
Total Investments in Securities:	444,141,605	68,341,494	375,800,111	-
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $374,586,896)	$375,800,111
Fidelity Central Funds (cost $68,341,494)	68,341,494

Total Investment in Securities (cost $442,928,390)		$444,141,605
Receivable for fund shares sold		538,644
Interest receivable		2,642,420
Distributions receivable from Fidelity Central Funds		293,833
Total assets		447,616,502
Liabilities
Payable for fund shares redeemed	$394,252
Distributions payable	672
Total liabilities		394,924
Net Assets		$447,221,578
Net Assets consist of:
Paid in capital		$445,841,230
Total accumulated earnings (loss)		1,380,348
Net Assets		$447,221,578
Net Asset Value, offering price and redemption price per share ($447,221,578 ÷ 44,529,366 shares)		$10.04
Statement of Operations
Year ended August 31, 2024
Investment Income
Interest		$17,660,179
Income from Fidelity Central Funds		3,121,981
Total income		20,782,160
Expenses
Independent trustees' fees and expenses	$1,111
Proxy fee	2,765
Total expenses before reductions	3,876
Expense reductions	(3,345)
Total expenses after reductions		531
Net Investment income (loss)		20,781,629
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	480,901
Fidelity Central Funds	(192)
Total net realized gain (loss)		480,709
Change in net unrealized appreciation (depreciation) on investment securities		1,397,170
Net gain (loss)		1,877,879
Net increase (decrease) in net assets resulting from operations		$22,659,508
Statement of Changes in Net Assets

	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,781,629	$13,420,783
Net realized gain (loss)	480,709	(238,636)
Change in net unrealized appreciation (depreciation)	1,397,170	967,873
Net increase (decrease) in net assets resulting from operations	22,659,508	14,150,020
Distributions to shareholders	(20,766,577)	(13,425,063)

Share transactions
Proceeds from sales of shares	202,970,988	157,478,925
Reinvestment of distributions	20,756,806	13,418,011
Cost of shares redeemed	(116,420,506)	(102,689,430)

Net increase (decrease) in net assets resulting from share transactions	107,307,288	68,207,506
Total increase (decrease) in net assets	109,200,219	68,932,463

Net Assets
Beginning of period	338,021,359	269,088,896
End of period	$447,221,578	$338,021,359

Other Information
Shares
Sold	20,256,692	15,784,746
Issued in reinvestment of distributions	2,071,782	1,344,460
Redeemed	(11,624,987)	(10,297,410)
Net increase (decrease)	10,703,487	6,831,796

Financial Highlights
Fidelity Flex® Conservative Income Bond Fund

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.99	$9.97	$10.03	$10.04	$10.01
Income from Investment Operations
Net investment income (loss) A,B	.545	.458	.083	.053	.169
Net realized and unrealized gain (loss)	.051	.015	(.062)	(.006)	.039
Total from investment operations	.596	.473	.021	.047	.208
Distributions from net investment income	(.546)	(.453)	(.080)	(.055)	(.178)
Distributions from net realized gain	-	-	(.001)	(.002)	-
Total distributions	(.546)	(.453)	(.081)	(.057)	(.178)
Net asset value, end of period	$10.04	$9.99	$9.97	$10.03	$10.04
Total Return C	6.11%	4.84%	.22%	.47%	2.10%
Ratios to Average Net Assets B,D,E
Expenses before reductions	-% F	.02%	-% F	-% F	-% F
Expenses net of fee waivers, if any F	- %	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	5.45%	4.60%	.83%	.53%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$447,222	$338,021	$269,089	$212,866	$123,307
Portfolio turnover rate G	72%	55%	60%	40%	44%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended August 31, 2024

1. Organization.
Fidelity Flex Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,239,129
Gross unrealized depreciation	(25,915)
Net unrealized appreciation (depreciation)	$1,213,214
Tax Cost	$442,928,391

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$132,986
Undistributed long-term capital gain	$34,147
Net unrealized appreciation (depreciation) on securities and other investments	$1,213,214

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$20,766,577	$13,425,063

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Conservative Income Bond Fund	191,142,480	141,252,797
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,345.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Flex Conservative Income Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Flex Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2024, $34,147, or, if subsequently determined to be different, the net capital gain of such year.

A total of 16.10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $12,838,940 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $20,766,577 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9887609.106
ZCI-ANN-1024
Fidelity® Investment Grade Bond Fund

Annual Report
August 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Investment Grade Bond Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 23.2%
	Principal Amount (a) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.:
2.55% 12/1/33	1,806	1,496
4.3% 2/15/30	34,036	33,691
Verizon Communications, Inc.:
2.987% 10/30/56	869	558
4.5% 8/10/33	3,429	3,335
4.862% 8/21/46	14,251	13,468
		52,548
Media - 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	25,400	21,544
3.7% 4/1/51	15,400	9,771
3.85% 4/1/61	4,000	2,428
3.9% 6/1/52	7,000	4,584
4.8% 3/1/50	12,000	9,129
5.05% 3/30/29	2,600	2,574
5.375% 5/1/47	22,326	18,619
5.75% 4/1/48	11,014	9,562
6.1% 6/1/29	6,493	6,708
6.55% 6/1/34	3,540	3,667
6.834% 10/23/55	7,000	6,947
Comcast Corp. 3.75% 4/1/40	622	529
Discovery Communications LLC 3.625% 5/15/30	4,063	3,606
Fox Corp.:
5.476% 1/25/39	1,366	1,361
5.576% 1/25/49	906	877
Time Warner Cable LLC:
4.5% 9/15/42	544	412
5.5% 9/1/41	966	836
5.875% 11/15/40	7,077	6,388
6.55% 5/1/37	3,601	3,553
6.75% 6/15/39	6,233	6,197
7.3% 7/1/38	2,390	2,500
Warnermedia Holdings, Inc.:
3.755% 3/15/27	5,285	5,063
4.054% 3/15/29	1,832	1,712
4.279% 3/15/32	5,334	4,663
5.05% 3/15/42	2,865	2,296
5.141% 3/15/52	31,930	24,286
		159,812
Wireless Telecommunication Services - 0.2%
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	6,800	6,677
3.875% 4/15/30	20,000	19,242
		25,919
TOTAL COMMUNICATION SERVICES		238,279
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.0%
General Motors Financial Co., Inc. 5.85% 4/6/30	3,042	3,174
Broadline Retail - 0.1%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	3,090	2,652
2.7% 2/9/41	16,100	11,423
		14,075
Distributors - 0.1%
Genuine Parts Co. 4.95% 8/15/29	10,000	10,062
Household Durables - 0.1%
Lennar Corp. 5% 6/15/27	8,419	8,490
Toll Brothers Finance Corp. 4.35% 2/15/28	2,908	2,875
		11,365
Leisure Products - 0.2%
Brunswick Corp. 5.85% 3/18/29	15,000	15,346
Specialty Retail - 0.4%
AutoNation, Inc. 4.75% 6/1/30	909	898
AutoZone, Inc. 4% 4/15/30	21,631	21,013
Lowe's Companies, Inc.:
3.75% 4/1/32	2,515	2,363
4.25% 4/1/52	10,263	8,418
4.45% 4/1/62	10,550	8,612
		41,304
Textiles, Apparel & Luxury Goods - 0.3%
Tapestry, Inc.:
3.05% 3/15/32	20,094	16,822
7% 11/27/26	3,083	3,180
7.05% 11/27/25	1,143	1,164
7.35% 11/27/28	4,784	5,018
7.7% 11/27/30	4,784	5,094
7.85% 11/27/33	4,784	5,119
		36,397
TOTAL CONSUMER DISCRETIONARY		131,723
CONSUMER STAPLES - 0.3%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.8% 1/23/59 (Reg. S)	8,567	9,405
Consumer Staples Distribution & Retail - 0.1%
Kroger Co.:
5% 9/15/34	5,350	5,333
5.5% 9/15/54	5,350	5,244
		10,577
Food Products - 0.1%
Kraft Heinz Foods Co. 7.125% 8/1/39 (b)	5,618	6,607
TOTAL CONSUMER STAPLES		26,589
ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	1,258	1,321
6.036% 11/15/33 (b)	3,393	3,582
6.497% 8/15/43 (b)	1,014	1,102
6.544% 11/15/53 (b)	1,826	2,025
6.714% 8/15/63 (b)	1,093	1,215
DCP Midstream Operating LP 5.6% 4/1/44	1,707	1,684
Energy Transfer LP:
3.75% 5/15/30	2,274	2,151
4.95% 6/15/28	2,591	2,618
5% 5/15/50	18,683	16,570
5.25% 4/15/29	1,549	1,584
5.4% 10/1/47	1,426	1,333
5.8% 6/15/38	1,445	1,481
6% 6/15/48	1,441	1,455
6.125% 12/15/45	400	411
6.25% 4/15/49	1,064	1,107
Hess Corp.:
5.6% 2/15/41	22,554	23,063
7.125% 3/15/33	839	956
7.3% 8/15/31	1,023	1,167
7.875% 10/1/29	2,921	3,336
Kinder Morgan, Inc. 3.6% 2/15/51	18,000	12,839
MPLX LP:
4.8% 2/15/29	816	824
4.95% 9/1/32	7,989	7,908
5.5% 2/15/49	2,450	2,349
Occidental Petroleum Corp.:
5.2% 8/1/29	7,598	7,705
5.375% 1/1/32	9,652	9,794
6.45% 9/15/36	2,750	2,980
6.6% 3/15/46	3,032	3,274
7.5% 5/1/31	3,937	4,466
Ovintiv, Inc.:
5.15% 11/15/41	2,000	1,744
8.125% 9/15/30	3,357	3,879
Petroleos Mexicanos:
5.95% 1/28/31	3,510	2,903
6.49% 1/23/27	1,757	1,705
6.5% 3/13/27	5,805	5,583
6.7% 2/16/32	4,730	4,061
6.75% 9/21/47	14,189	9,654
6.84% 1/23/30	349	314
6.95% 1/28/60	4,247	2,893
7.69% 1/23/50	70,161	52,073
Plains All American Pipeline LP/PAA Finance Corp. 3.55% 12/15/29	1,242	1,169
Sabine Pass Liquefaction LLC 4.5% 5/15/30	9,286	9,189
The Williams Companies, Inc.:
3.5% 11/15/30	9,960	9,332
4.65% 8/15/32	8,326	8,190
5.3% 8/15/52	1,888	1,808
Western Midstream Operating LP:
4.65% 7/1/26	1,129	1,123
4.75% 8/15/28	781	777
5.25% 2/1/50	7,720	6,983
		243,680
FINANCIALS - 10.8%
Banks - 5.6%
Bank of America Corp.:
1.922% 10/24/31 (c)	20,000	17,021
2.299% 7/21/32 (c)	25,000	21,281
2.884% 10/22/30 (c)	50,000	45,931
4.183% 11/25/27	4,363	4,320
4.25% 10/22/26	23,937	23,813
5.015% 7/22/33 (c)	13,700	13,860
Barclays PLC:
2.852% 5/7/26 (c)	9,444	9,283
4.375% 1/12/26	2,821	2,804
4.836% 5/9/28	3,683	3,653
5.088% 6/20/30 (c)	11,424	11,381
5.2% 5/12/26	26,475	26,544
BNP Paribas SA 2.219% 6/9/26 (b)(c)	9,008	8,800
BPCE SA 4.875% 4/1/26 (b)	4,662	4,633
Citigroup, Inc.:
2.976% 11/5/30 (c)	50,000	46,031
4.075% 4/23/29 (c)	16,389	16,119
4.125% 7/25/28	4,363	4,291
4.3% 11/20/26	1,115	1,108
4.412% 3/31/31 (c)	21,454	21,103
4.45% 9/29/27	55,258	54,998
4.6% 3/9/26	5,613	5,599
5.3% 5/6/44	6,000	5,894
Citizens Financial Group, Inc. 2.638% 9/30/32	4,614	3,748
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)	2,250	2,099
Cooperatieve Rabobank UA 4.375% 8/4/25	3,024	3,002
HSBC Holdings PLC:
2.804% 5/24/32 (c)	1,541	1,338
5.25% 3/14/44	656	639
Intesa Sanpaolo SpA 5.71% 1/15/26 (b)	37,209	37,334
JPMorgan Chase & Co.:
2.956% 5/13/31 (c)	5,034	4,579
4.493% 3/24/31 (c)	17,000	16,945
5.717% 9/14/33 (c)	65,747	68,772
NatWest Group PLC:
3.073% 5/22/28 (c)	5,536	5,308
4.8% 4/5/26	12,145	12,144
Societe Generale:
1.488% 12/14/26 (b)(c)	13,930	13,270
4.25% 4/14/25 (b)	4,491	4,447
Wells Fargo & Co.:
3.196% 6/17/27 (c)	40,441	39,421
3.526% 3/24/28 (c)	11,202	10,908
4.3% 7/22/27	16,184	16,121
4.478% 4/4/31 (c)	15,500	15,341
Westpac Banking Corp. 4.11% 7/24/34 (c)	3,103	2,976
		606,859
Capital Markets - 2.3%
Ares Capital Corp.:
3.25% 7/15/25	42,008	41,295
3.875% 1/15/26	16,340	16,028
Athene Global Funding:
5.339% 1/15/27 (b)	12,500	12,650
5.583% 1/9/29 (b)	6,252	6,420
Blackstone Private Credit Fund 7.05% 9/29/25	10,049	10,208
Deutsche Bank AG 4.5% 4/1/25	8,603	8,549
Deutsche Bank AG New York Branch:
3.729% 1/14/32 (c)	8,509	7,524
4.1% 1/13/26	5,262	5,193
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (c)	12,267	10,445
4.25% 10/21/25	7,670	7,615
6.75% 10/1/37	24,081	27,142
Moody's Corp. 5% 8/5/34	10,680	10,798
Morgan Stanley 3.622% 4/1/31 (c)	35,865	34,030
UBS Group AG:
1.494% 8/10/27 (b)(c)	7,599	7,124
2.593% 9/11/25 (b)(c)	9,092	9,086
3.75% 3/26/25	6,137	6,089
4.194% 4/1/31 (b)(c)	30,399	29,375
		249,571
Consumer Finance - 1.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	10,220	9,784
2.45% 10/29/26	5,268	5,021
3% 10/29/28	5,518	5,161
3.3% 1/30/32	5,903	5,247
4.45% 4/3/26	2,472	2,454
6.5% 7/15/25	4,349	4,391
Ally Financial, Inc.:
4.625% 3/30/25	2,237	2,227
5.8% 5/1/25	19,772	19,812
7.1% 11/15/27	9,050	9,611
8% 11/1/31	3,172	3,620
Capital One Financial Corp.:
3.65% 5/11/27	15,715	15,331
3.8% 1/31/28	6,614	6,417
4.985% 7/24/26 (c)	8,087	8,069
5.247% 7/26/30 (c)	10,430	10,537
7.624% 10/30/31 (c)	7,729	8,725
Discover Financial Services:
3.95% 11/6/24	1,184	1,180
4.1% 2/9/27	8,206	8,065
4.5% 1/30/26	3,562	3,540
6.7% 11/29/32	1,995	2,174
Ford Motor Credit Co. LLC 4.063% 11/1/24	18,137	18,083
Synchrony Financial:
3.95% 12/1/27	5,215	5,025
5.15% 3/19/29	5,518	5,496
		159,970
Financial Services - 0.9%
Corebridge Financial, Inc.:
3.9% 4/5/32	4,093	3,789
4.35% 4/5/42	931	801
4.4% 4/5/52	2,754	2,288
Equitable Holdings, Inc. 4.572% 2/15/29 (b)	1,160	1,149
Jackson Financial, Inc.:
3.125% 11/23/31	955	826
5.17% 6/8/27	3,740	3,791
5.67% 6/8/32	4,017	4,147
Jbs U.S.A. Holding Lux/ Jbs U.S.A. F:
2.5% 1/15/27	14,165	13,449
3% 5/15/32	14,250	12,179
3.625% 1/15/32	1,330	1,195
5.125% 2/1/28	4,285	4,307
5.5% 1/15/30	39,620	39,907
5.75% 4/1/33	6,412	6,564
Pine Street Trust II 5.568% 2/15/49 (b)	4,529	4,372
		98,764
Insurance - 0.5%
Five Corners Funding Trust II 2.85% 5/15/30 (b)	13,114	11,969
Liberty Mutual Group, Inc. 3.95% 5/15/60 (b)	10,260	7,264
Lincoln National Corp. 3.4% 1/15/31	9,415	8,582
Pacific LifeCorp 5.125% 1/30/43 (b)	1,657	1,590
Pricoa Global Funding I 5.375% 5/15/45 (c)	1,988	1,974
Prudential Financial, Inc.:
3.935% 12/7/49	2,764	2,225
6% 9/1/52 (c)	14,201	14,568
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)	600	599
Unum Group:
4% 6/15/29	3,614	3,512
5.75% 8/15/42	1,024	1,021
		53,304
TOTAL FINANCIALS		1,168,468
HEALTH CARE - 1.8%
Biotechnology - 0.1%
Amgen, Inc.:
5.25% 3/2/33	4,736	4,867
5.6% 3/2/43	4,499	4,598
5.65% 3/2/53	2,236	2,300
5.75% 3/2/63	4,076	4,180
		15,945
Health Care Providers & Services - 0.7%
Centene Corp.:
2.45% 7/15/28	12,745	11,661
2.625% 8/1/31	5,945	5,043
3.375% 2/15/30	5,110	4,679
4.25% 12/15/27	5,450	5,328
4.625% 12/15/29	8,470	8,240
HCA Holdings, Inc.:
3.5% 9/1/30	3,895	3,632
3.625% 3/15/32	1,074	976
5.625% 9/1/28	4,885	5,038
5.875% 2/1/29	3,803	3,951
Humana, Inc. 5.375% 4/15/31	5,665	5,801
Sabra Health Care LP 3.2% 12/1/31	12,177	10,562
Toledo Hospital 5.325% 11/15/28	1,513	1,487
Universal Health Services, Inc. 2.65% 10/15/30	10,442	9,228
		75,626
Pharmaceuticals - 1.0%
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (b)	43,242	42,744
4.375% 12/15/28 (b)	58,400	57,138
Elanco Animal Health, Inc. 6.65% 8/28/28 (c)	905	937
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,304	1,285
Viatris, Inc.:
2.7% 6/22/30	5,588	4,919
4% 6/22/50	2,385	1,690
		108,713
TOTAL HEALTH CARE		200,284
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.4%
BAE Systems PLC 3.4% 4/15/30 (b)	2,547	2,392
The Boeing Co.:
5.15% 5/1/30	14,840	14,802
5.805% 5/1/50	4,840	4,568
5.93% 5/1/60	4,840	4,572
6.259% 5/1/27 (b)	958	986
6.298% 5/1/29 (b)	2,737	2,858
6.388% 5/1/31 (b)	2,073	2,184
6.528% 5/1/34 (b)	2,219	2,350
6.858% 5/1/54 (b)	3,340	3,596
7.008% 5/1/64 (b)	3,152	3,395
		41,703
Building Products - 0.0%
Carrier Global Corp.:
5.9% 3/15/34	764	824
6.2% 3/15/54	473	536
		1,360
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
3.375% 7/1/25	7,888	7,775
3.75% 6/1/26	15,000	14,717
		22,492
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd.:
3.25% 2/15/27 (b)	7,484	7,170
4.375% 5/1/26 (b)	4,949	4,875
6.375% 5/4/28 (b)	7,943	8,257
		20,302
TOTAL INDUSTRIALS		85,857
INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment, Instruments & Components - 0.0%
Dell International LLC/EMC Corp. 6.2% 7/15/30	2,284	2,461
Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc.:
1.95% 2/15/28 (b)	2,435	2,238
2.45% 2/15/31 (b)	20,716	18,075
2.6% 2/15/33 (b)	20,716	17,366
3.187% 11/15/36 (b)	5,647	4,672
3.5% 2/15/41 (b)	16,728	13,366
		55,717
Software - 0.1%
Oracle Corp.:
3.6% 4/1/50	6,370	4,651
3.85% 4/1/60	6,400	4,624
		9,275
TOTAL INFORMATION TECHNOLOGY		67,453
MATERIALS - 0.1%
Chemicals - 0.1%
Celanese U.S. Holdings LLC:
6.35% 11/15/28	4,423	4,653
6.55% 11/15/30	4,484	4,809
6.7% 11/15/33	2,619	2,831
		12,293
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.2%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	6,718	5,458
4.9% 12/15/30	4,519	4,569
American Homes 4 Rent LP:
2.375% 7/15/31	977	825
3.375% 7/15/51	1,510	1,037
3.625% 4/15/32	3,763	3,422
4.3% 4/15/52	2,608	2,103
Boston Properties, Inc.:
3.25% 1/30/31	4,526	3,985
4.5% 12/1/28	2,824	2,751
Brixmor Operating Partnership LP:
4.05% 7/1/30	6,803	6,517
4.125% 6/15/26	3,253	3,214
4.125% 5/15/29	12,222	11,855
5.75% 2/15/35	4,930	5,102
Corporate Office Properties LP:
2% 1/15/29	747	657
2.25% 3/15/26	2,339	2,243
2.75% 4/15/31	2,202	1,889
Healthcare Realty Holdings LP:
3.1% 2/15/30	1,129	1,027
3.5% 8/1/26	1,176	1,149
Hudson Pacific Properties LP 4.65% 4/1/29	6,288	5,198
Invitation Homes Operating Partnership LP 4.15% 4/15/32	5,643	5,317
Kimco Realty OP, LLC 2.25% 12/1/31	9,524	7,973
Kite Realty Group Trust:
4% 3/15/25	8,142	8,059
4.75% 9/15/30	13,258	13,131
LXP Industrial Trust (REIT) 2.7% 9/15/30	2,571	2,254
NNN (REIT), Inc. 5.5% 6/15/34	17,080	17,468
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	8,532	7,219
3.375% 2/1/31	4,780	4,261
3.625% 10/1/29	5,204	4,843
4.5% 1/15/25	1,271	1,266
4.5% 4/1/27	452	447
4.75% 1/15/28	7,132	7,070
5.25% 1/15/26	2,371	2,371
Phillips Edison Grocery Center Operating Partnership I LP 5.75% 7/15/34	1,570	1,617
Piedmont Operating Partnership LP 2.75% 4/1/32	1,917	1,506
Realty Income Corp.:
2.2% 6/15/28	1,146	1,055
2.85% 12/15/32	1,410	1,212
3.25% 1/15/31	1,277	1,173
3.4% 1/15/28	1,957	1,889
Regency Centers LP 5.1% 1/15/35	4,774	4,789
Retail Opportunity Investments Partnership LP 4% 12/15/24	405	403
Simon Property Group LP 2.45% 9/13/29	1,897	1,726
Store Capital LLC:
2.75% 11/18/30	2,849	2,463
4.625% 3/15/29	1,396	1,358
Sun Communities Operating LP:
2.3% 11/1/28	2,169	1,962
2.7% 7/15/31	5,600	4,796
UDR, Inc. 5.125% 9/1/34	4,135	4,119
Ventas Realty LP:
2.5% 9/1/31	16,206	13,849
3% 1/15/30	6,770	6,196
4% 3/1/28	1,358	1,328
4.125% 1/15/26	630	623
4.75% 11/15/30	10,898	10,893
VICI Properties LP:
4.375% 5/15/25	963	954
4.75% 2/15/28	7,611	7,581
4.95% 2/15/30	9,911	9,875
5.125% 5/15/32	998	987
5.75% 4/1/34	1,136	1,170
Vornado Realty LP:
2.15% 6/1/26	2,457	2,324
3.4% 6/1/31	8,887	7,546
WP Carey, Inc. 3.85% 7/15/29	1,045	1,006
		239,080
Real Estate Management & Development - 0.4%
Brandywine Operating Partnership LP:
3.95% 11/15/27	2,767	2,592
4.55% 10/1/29	1,135	1,040
8.05% 3/15/28	8,285	8,816
CBRE Group, Inc.:
2.5% 4/1/31	7,642	6,586
4.875% 3/1/26	4,953	4,959
Essex Portfolio LP 5.5% 4/1/34	5,000	5,132
Tanger Properties LP:
2.75% 9/1/31	5,725	4,878
3.125% 9/1/26	1,660	1,597
3.875% 7/15/27	6,943	6,744
		42,344
TOTAL REAL ESTATE		281,424
UTILITIES - 0.6%
Electric Utilities - 0.1%
Cleco Corporate Holdings LLC 3.375% 9/15/29	2,932	2,673
DPL, Inc. 4.35% 4/15/29	2,835	2,651
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)	1,869	1,617
2.775% 1/7/32 (b)	5,941	5,023
		11,964
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (b)	614	647
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.:
2.45% 1/15/31	5,591	4,768
3.3% 7/15/25 (b)	10,148	9,949
3.95% 7/15/30 (b)	8,852	8,357
		23,074
Multi-Utilities - 0.3%
NiSource, Inc.:
2.95% 9/1/29	19,262	17,844
5.95% 6/15/41	1,097	1,143
Puget Energy, Inc.:
4.1% 6/15/30	3,951	3,765
4.224% 3/15/32	7,271	6,705
Sempra 6% 10/15/39	1,733	1,818
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.4922% 5/15/67 (c)(d)	1,164	1,132
		32,407
TOTAL UTILITIES		68,092
TOTAL NONCONVERTIBLE BONDS (Cost $2,703,839)		2,524,142

U.S. Treasury Obligations - 51.8%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Treasury Bonds:
2.25% 2/15/52	58,500	39,357
2.375% 5/15/51 (e)	458,629	318,228
2.875% 5/15/52	224,700	173,651
3.625% 2/15/53	157,354	141,145
4.125% 8/15/53	5,919	5,812
4.25% 2/15/54	124,890	125,378
4.25% 8/15/54	1,350	1,358
4.625% 5/15/44	3,560	3,707
4.625% 5/15/54	79,090	84,527
4.75% 11/15/53	55,400	60,351
U.S. Treasury Notes:
3.125% 11/15/28	38,238	37,283
3.375% 5/15/33	361,500	347,859
3.5% 1/31/30	98,900	97,575
3.5% 4/30/30	154,100	151,921
3.5% 2/15/33	424,500	412,959
3.625% 3/31/30	162,200	160,952
3.75% 8/15/27	1,350	1,349
3.75% 6/30/30	122,500	122,266
3.75% 12/31/30	211,300	210,697
3.875% 12/31/29	78,700	79,090
3.875% 8/15/33	26,768	26,708
3.875% 8/15/34	1,270	1,265
4% 7/31/29	150,500	152,260
4% 10/31/29	188,000	190,056
4% 2/28/30	237,100	239,749
4% 2/15/34	148,300	149,227
4.125% 2/15/27	7,070	7,114
4.125% 7/31/28	137,400	139,193
4.125% 7/31/31 (e)	562,250	572,656
4.125% 11/15/32	15,100	15,383
4.25% 3/15/27	5,340	5,394
4.25% 2/28/31	962,760	987,290
4.25% 6/30/31	176,000	180,620
4.375% 5/15/34	90	93
4.5% 5/31/29	1,330	1,374
4.5% 11/15/33	371,600	388,482
4.625% 6/15/27	1,740	1,778
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,787,688)		5,634,107

U.S. Government Agency - Mortgage Securities - 21.7%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 3.2%
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.360% 5.873% 10/1/35 (c)(d)	19	20
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.440% 5.945% 4/1/37 (c)(d)	4	5
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.460% 6.085% 1/1/35 (c)(d)	9	10
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.470% 6.058% 10/1/33 (c)(d)	1	1
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.480% 7.48% 7/1/34 (c)(d)	1	1
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.500% 6.755% 1/1/35 (c)(d)	7	7
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.510% 7.26% 2/1/33 (c)(d)	1	1
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.530% 6.461% 12/1/34 (c)(d)	2	2
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.530% 6.785% 3/1/35 (c)(d)	3	3
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 5.975% 2/1/44 (c)(d)	3	3
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 6.803% 5/1/44 (c)(d)	0	0
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 7.125% 9/1/33 (c)(d)	74	75
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 7.174% 10/1/33 (c)(d)	1	1
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 7.428% 6/1/36 (c)(d)	11	11
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 5.939% 2/1/44 (c)(d)	8	8
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 6.065% 3/1/37 (c)(d)	36	37
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 7.315% 7/1/35 (c)(d)	2	2
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.570% 6.175% 4/1/44 (c)(d)	13	13
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.580% 5.83% 1/1/44 (c)(d)	7	7
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.580% 6.08% 4/1/44 (c)(d)	5	5
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.630% 5.815% 9/1/36 (c)(d)	1	1
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 6.413% 5/1/35 (c)(d)	8	8
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 6.414% 3/1/33 (c)(d)	23	24
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 6.837% 11/1/36 (c)(d)	12	13
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.680% 7.061% 5/1/36 (c)(d)	8	8
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.690% 6.406% 7/1/43 (c)(d)	66	68
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.700% 7.167% 6/1/42 (c)(d)	42	44
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.730% 6.028% 3/1/40 (c)(d)	32	33
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6.434% 8/1/41 (c)(d)	14	15
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6.439% 7/1/35 (c)(d)	20	21
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.770% 5.994% 2/1/37 (c)(d)	80	83
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.055% 1/1/42 (c)(d)	157	162
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.444% 12/1/40 (c)(d)	250	258
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 7.635% 7/1/41 (c)(d)	13	13
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.06% 12/1/39 (c)(d)	3	3
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.068% 9/1/41 (c)(d)	19	19
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.297% 2/1/42 (c)(d)	70	72
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 7.64% 7/1/41 (c)(d)	26	27
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.820% 6.297% 2/1/35 (c)(d)	12	12
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.830% 6.08% 10/1/41 (c)(d)	17	17
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.850% 6.429% 4/1/36 (c)(d)	62	64
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.890% 6.522% 8/1/35 (c)(d)	36	37
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 7.703% 7/1/37 (c)(d)	14	14
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.960% 6.418% 9/1/35 (c)(d)	1	1
U.S. TREASURY 1 YEAR INDEX + 2.150% 6.429% 7/1/36 (c)(d)	7	7
U.S. TREASURY 1 YEAR INDEX + 2.200% 6.583% 3/1/35 (c)(d)	4	4
U.S. TREASURY 1 YEAR INDEX + 2.270% 6.395% 6/1/36 (c)(d)	6	7
U.S. TREASURY 1 YEAR INDEX + 2.280% 6.402% 10/1/33 (c)(d)	6	6
U.S. TREASURY 1 YEAR INDEX + 2.460% 7.177% 7/1/34 (c)(d)	6	7
1.5% 9/1/35 to 11/1/41	12,413	10,430
2% 2/1/28 to 2/1/52	38,775	33,096
2.5% 11/1/29 to 5/1/53 (f)	48,489	43,020
3% 12/1/28 to 3/1/53 (g)	163,512	145,899
3.25% 12/1/41	11	10
3.4% 7/1/42 to 9/1/42	115	109
3.5% 9/1/33 to 3/1/53	30,352	28,648
3.65% 5/1/42 to 8/1/42	36	35
3.9% 4/1/42	13	13
4% 3/1/36 to 4/1/49	14,559	14,125
4.025% 5/1/42	17	17
4.25% 11/1/41	20	20
4.5% to 4.5% 6/1/25 to 2/1/49	10,530	10,485
5% 10/1/29 to 12/1/52	8,455	8,505
5.288% 8/1/41 (c)	171	173
5.5% 8/1/25 to 8/1/54	14,804	14,971
6% to 6% 9/1/29 to 8/1/54	21,850	22,398
6.5% 7/1/32 to 7/1/54	16,005	16,555
6.723% 2/1/39 (c)	70	72
7% to 7% 8/1/25 to 7/1/37	64	67
7.5% to 7.5% 7/1/25 to 11/1/31	33	34
8% 3/1/37	4	4
TOTAL FANNIE MAE		349,946
Freddie Mac - 1.7%
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.120% 6.029% 8/1/37 (c)(d)	9	9
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.320% 5.575% 1/1/36 (c)(d)	20	20
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.370% 5.625% 3/1/36 (c)(d)	13	14
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.500% 5.824% 3/1/36 (c)(d)	10	10
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.660% 6.04% 7/1/36 (c)(d)	66	68
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.660% 6.165% 1/1/37 (c)(d)	16	16
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.660% 7.415% 7/1/35 (c)(d)	12	12
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6% 12/1/40 (c)(d)	95	98
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6% 9/1/41 (c)(d)	286	294
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 7.567% 7/1/41 (c)(d)	24	24
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.860% 6.422% 10/1/36 (c)(d)	83	85
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.860% 7.239% 4/1/36 (c)(d)	7	7
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 6.13% 9/1/41 (c)(d)	27	27
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 6.13% 10/1/41 (c)(d)	189	194
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 7.255% 4/1/41 (c)(d)	6	6
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 7.155% 5/1/41 (c)(d)	50	51
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 7.54% 5/1/41 (c)(d)	49	50
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 7.628% 6/1/41 (c)(d)	48	49
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 7.785% 6/1/41 (c)(d)	19	20
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.920% 6.601% 10/1/42 (c)(d)	114	117
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.990% 7% 10/1/35 (c)(d)	58	59
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.010% 7.635% 5/1/37 (c)(d)	11	11
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.020% 6.936% 4/1/38 (c)(d)	6	6
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.020% 7.635% 6/1/37 (c)(d)	24	25
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.030% 6.158% 3/1/33 (c)(d)	0	0
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.040% 7.91% 7/1/36 (c)(d)	51	52
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.200% 6.45% 12/1/36 (c)(d)	8	9
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 3.010% 8.637% 10/1/35 (c)(d)	4	4
U.S. TREASURY 1 YEAR INDEX + 2.030% 6.782% 6/1/33 (c)(d)	79	80
U.S. TREASURY 1 YEAR INDEX + 2.230% 6.969% 4/1/34 (c)(d)	26	26
U.S. TREASURY 1 YEAR INDEX + 2.260% 7.127% 6/1/33 (c)(d)	21	21
U.S. TREASURY 1 YEAR INDEX + 2.460% 6.899% 3/1/35 (c)(d)	37	37
U.S. TREASURY 1 YEAR INDEX + 2.540% 7.588% 7/1/35 (c)(d)	45	46
1.5% 10/1/35 to 12/1/50	6,488	5,652
2% 6/1/35 to 2/1/52	22,905	19,858
2.5% 5/1/30 to 8/1/52	17,731	16,004
3% 6/1/31 to 5/1/53	79,557	70,770
3.5% 3/1/32 to 11/1/52	32,513	30,675
4% 1/1/36 to 2/1/50	13,666	13,267
4% 4/1/48	8	8
4.5% 6/1/25 to 10/1/48	6,301	6,275
5% 8/1/33 to 1/1/53	9,570	9,636
5.5% 5/1/53 to 2/1/54	4,956	5,030
6% 4/1/28 to 4/1/54	4,859	4,987
6.5% 1/1/32 to 1/1/54	2,817	2,941
7% 3/1/26 to 9/1/36	60	62
7.5% 6/1/26 to 11/1/31	1	1
8% 7/1/25 to 4/1/32	2	2
8.5% 4/1/25 to 9/1/29	1	1
TOTAL FREDDIE MAC		186,716
Ginnie Mae - 2.2%
3.5% 9/20/40 to 12/20/49	7,882	7,469
4% 7/15/39 to 5/20/49	6,724	6,552
4.5% 6/20/33 to 5/20/54	6,891	6,828
5% 12/15/32 to 4/20/48	2,879	2,930
5.5% 6/15/33 to 9/15/39	189	194
6% to 6% 10/15/30 to 5/15/40	1,342	1,389
7% to 7% 8/15/25 to 11/15/32	140	144
7.5% to 7.5% 8/15/25 to 9/15/31	29	30
8% 10/15/24 to 11/15/29	4	4
8.5% 11/15/27 to 1/15/31	1	2
2% 10/20/50 to 2/20/52	20,638	17,377
2% 9/1/54 (h)	3,450	2,905
2% 9/1/54 (h)	8,600	7,241
2% 9/1/54 (h)	2,575	2,168
2% 9/1/54 (h)	3,100	2,610
2% 9/1/54 (h)	8,300	6,988
2% 9/1/54 (h)	3,800	3,199
2% 9/1/54 (h)	4,075	3,431
2% 10/1/54 (h)	5,050	4,257
2.5% 7/20/51 to 5/20/52	30,513	26,605
3% 5/15/42 to 2/20/50	3,183	2,919
3% 9/1/54 (h)	3,925	3,549
3% 9/1/54 (h)	11,800	10,671
3% 9/1/54 (h)	1,350	1,221
3% 9/1/54 (h)	1,350	1,221
3% 9/1/54 (h)	1,350	1,221
3% 9/1/54 (h)	3,350	3,029
3% 9/1/54 (h)	7,300	6,601
3% 9/1/54 (h)	1,250	1,130
3% 10/1/54 (h)	3,400	3,077
3% 10/1/54 (h)	6,600	5,973
3.5% 9/1/54 (h)	3,750	3,490
3.5% 9/1/54 (h)	300	279
3.5% 9/1/54 (h)	2,525	2,350
3.5% 9/1/54 (h)	1,850	1,722
3.5% 9/1/54 (h)	1,875	1,745
4.5% 9/1/54 (h)	2,200	2,153
4.5% 9/1/54 (h)	1,700	1,664
4.5% 9/1/54 (h)	200	196
5.47% 8/20/59 (c)(i)	1	1
5.5% 9/1/54 (h)	4,800	4,831
5.5% 9/1/54 (h)	2,850	2,868
5.5% 9/1/54 (h)	4,400	4,428
5.5% 9/1/54 (h)	4,550	4,579
5.5% 10/1/54 (h)	8,775	8,829
6% 9/1/54 (h)	2,300	2,333
6% 9/1/54 (h)	200	203
6% 9/1/54 (h)	100	101
6% 9/1/54 (h)	2,900	2,942
6% 9/1/54 (h)	1,725	1,750
6% 9/1/54 (h)	1,275	1,293
6% 9/1/54 (h)	3,500	3,551
6% 9/1/54 (h)	4,150	4,210
6% 9/1/54 (h)	1,350	1,370
6% 9/1/54 (h)	13,400	13,594
6% 10/1/54 (h)	12,900	13,082
6.5% 3/20/31 to 6/15/37	51	53
6.5% 9/1/54 (h)	1,850	1,889
6.5% 9/1/54 (h)	2,475	2,527
6.5% 9/1/54 (h)	2,175	2,221
TOTAL GINNIE MAE		233,189
Uniform Mortgage Backed Securities - 14.6%
2% 9/1/39 (h)	800	723
2% 9/1/39 (h)	1,200	1,085
2% 10/1/39 (h)	1,100	996
2% 9/1/54 (h)	172,450	141,045
2% 9/1/54 (h)	86,700	70,911
2% 9/1/54 (h)	22,200	18,157
2% 9/1/54 (h)	6,750	5,521
2% 9/1/54 (h)	6,700	5,480
2% 9/1/54 (h)	22,200	18,157
2% 9/1/54 (h)	6,900	5,643
2% 9/1/54 (h)	22,200	18,157
2% 9/1/54 (h)	8,100	6,625
2% 9/1/54 (h)	1,950	1,595
2% 9/1/54 (h)	62,675	51,261
2% 9/1/54 (h)	30,525	24,966
2% 9/1/54 (h)	4,050	3,312
2% 9/1/54 (h)	60,350	49,360
2% 9/1/54 (h)	81,050	66,290
2% 9/1/54 (h)	94,675	77,434
2% 10/1/54 (h)	37,425	30,650
2% 10/1/54 (h)	84,875	69,511
2% 10/1/54 (h)	43,200	35,380
2% 10/1/54 (h)	113,800	93,200
2.5% 9/1/54 (h)	140,000	119,345
2.5% 9/1/54 (h)	29,700	25,318
2.5% 9/1/54 (h)	41,600	35,462
2.5% 9/1/54 (h)	8,150	6,948
2.5% 9/1/54 (h)	40,550	34,567
2.5% 9/1/54 (h)	7,950	6,777
2.5% 9/1/54 (h)	3,050	2,600
2.5% 9/1/54 (h)	44,250	37,721
2.5% 9/1/54 (h)	34,200	29,154
2.5% 9/1/54 (h)	2,400	2,046
2.5% 9/1/54 (h)	38,325	32,671
2.5% 9/1/54 (h)	27,375	23,336
2.5% 9/1/54 (h)	5,500	4,689
2.5% 10/1/54 (h)	174,800	149,188
2.5% 10/1/54 (h)	30,950	26,415
3% 9/1/54 (h)	127,600	113,130
3% 9/1/54 (h)	17,800	15,782
3% 9/1/54 (h)	25	22
3% 9/1/54 (h)	69,950	62,018
3% 9/1/54 (h)	950	842
3% 10/1/54 (h)	10,050	8,919
3.5% 9/1/54 (h)	1,700	1,565
5% 9/1/39 (h)	1,850	1,863
5% 9/1/39 (h)	2,125	2,140
5% 9/1/39 (h)	1,625	1,636
5.5% 9/1/54 (h)	11,200	11,277
5.5% 9/1/54 (h)	6,050	6,091
5.5% 9/1/54 (h)	1,200	1,208
5.5% 9/1/54 (h)	2,400	2,416
6% 9/1/54 (h)	2,350	2,393
6% 9/1/54 (h)	300	306
6% 9/1/54 (h)	1,400	1,426
6% 9/1/54 (h)	1,400	1,426
6% 9/1/54 (h)	600	611
6% 9/1/54 (h)	4,400	4,481
6% 9/1/54 (h)	1,100	1,120
6% 9/1/54 (h)	7,000	7,129
6% 9/1/54 (h)	3,300	3,361
6.5% 9/1/54 (h)	50	51
6.5% 9/1/54 (h)	2,900	2,986
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,585,895
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $2,326,120)		2,355,746

Asset-Backed Securities - 7.1%
	Principal Amount (a) (000s)	Value ($) (000s)
Aaset 2024-1 U.S. Ltd. / Aaset 20 Series 2024-1A:
Class A1, 6.261% 5/16/49 (b)	5,518	5,699
Class A2, 6.261% 5/16/49 (b)	5,045	5,211
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	5,839	4,186
Series 2019-1 Class A, 3.844% 5/15/39 (b)	217	209
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	2,938	2,802
Class B, 4.458% 10/16/39 (b)	886	532
Series 2021-1A Class A, 2.95% 11/16/41 (b)	5,640	5,244
Series 2021-2A Class A, 2.798% 1/15/47 (b)	10,953	9,928
Affirm Asset Securitization Trust:
Series 2023-X1 Class A, 7.11% 11/15/28 (b)	307	308
Series 2024-A Class 1A, 5.61% 2/15/29 (b)	1,500	1,514
Series 2024-X1 Class A, 6.27% 5/15/29 (b)	1,354	1,358
Aimco:
Series 2024-10A Class ARR, CME Term SOFR 3 Month Index + 1.410% 6.692% 7/22/37 (b)(c)(d)	4,187	4,203
Series 2024-BA Class ARR, CME Term SOFR 3 Month Index + 1.500% 6.7861% 4/16/37 (b)(c)(d)	7,959	7,983
Aimco Clo 17 Ltd. / Aimco Clo 1 Series 2024-17A Class A1R, CME Term SOFR 3 Month Index + 1.350% 6.632% 7/20/37 (b)(c)(d)	7,178	7,180
Aimco Clo 21 Ltd. / Aimco Clo 2 Series 2024-21A Class A1, CME Term SOFR 3 Month Index + 1.500% 6.8251% 4/18/37 (b)(c)(d)	6,085	6,112
Aimco Clo 22 Ltd. / Aimco Clo 2 Series 2024-22A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8266% 4/19/37 (b)(c)(d)	12,551	12,599
AIMCO CLO Ltd. Series 2024-11A Class A1R2, CME Term SOFR 3 Month Index + 1.340% 6.5839% 7/17/37 (b)(c)(d)	7,525	7,525
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5336% 4/20/34 (b)(c)(d)	14,203	14,211
Allegro Clo Xii Ltd. Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.440% 6.7236% 7/21/37 (b)(c)(d)	11,238	11,255
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.782% 7/20/35 (b)(c)(d)	6,465	6,469
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.6836% 7/20/34 (b)(c)(d)	6,507	6,499
Ally Auto Receivables Trust Series 2024-1 Class A3, 5.08% 12/15/28	1,800	1,815
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	1,142	1,091
Class B, 4.335% 1/16/40 (b)	268	222
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5714% 10/15/32 (b)(c)(d)	8,875	8,877
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.5762% 4/25/34 (b)(c)(d)	4,698	4,698
Ares Ln Funding V Ltd. / Ares Ln Fund Series 2024-ALF5A Class A1, CME Term SOFR 3 Month Index + 1.500% 6.8235% 7/27/37 (b)(c)(d)	7,996	8,017
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.693% 7/15/34 (b)(c)(d)	5,875	5,881
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6314% 1/15/35 (b)(c)(d)	10,462	10,469
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, CME Term SOFR 3 Month Index + 1.330% 6.633% 4/15/34 (b)(c)(d)	9,992	9,994
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.713% 10/15/36 (b)(c)(d)	5,474	5,479
Barings CLO Ltd.:
Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.280% 6.5662% 4/25/34 (b)(c)(d)	10,335	10,339
Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.480% 6.7636% 1/20/32 (b)(c)(d)	5,706	5,706
Series 2024-4A Class AR, 0% 10/20/37 (b)(c)	9,089	9,089
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.693% 1/15/35 (b)(c)(d)	8,274	8,283
Blackbird Capital Aircraft:
Series 2016-1A Class A, 4.213% 12/16/41 (b)	1,981	1,965
Series 2021-1A Class A, 2.443% 7/15/46 (b)	8,590	7,822
Blueberry Park Clo Ltd. Series 2024-1A Class A, CME Term SOFR 3 Month Index + 1.350% 1.35% 10/20/37 (b)(c)(d)(h)	8,359	8,362
Bofa Auto Trust 2024-1 Series 2024-1A Class A3, 5.35% 11/15/28 (b)	700	711
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.553% 4/15/29 (b)(c)(d)	865	865
Carlyle U.S. CLO Ltd. Series 2024-11A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7329% 7/25/37 (b)(c)(d)	9,510	9,510
Carmax Auto Owner Trust Series 2024-2 Class A3, 5.5% 1/16/29	1,900	1,939
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28	3,742	3,824
Carmax Select Receivables Trust Series 2024-A:
Class A2A, 5.78% 9/15/27	1,490	1,496
Class A3, 5.4% 11/15/28	1,000	1,014
Castlelake Aircraft Securitization Trust:
Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	3,534	3,234
Class B, 5.095% 4/15/39 (b)	1,844	1,259
Series 2021-1R Class A, 2.741% 8/15/41 (b)	6,346	5,938
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	1,244	1,160
Series 2021-1A:
Class A, 3.474% 1/15/46 (b)	1,154	1,109
Class B, 6.656% 1/15/46 (b)	503	482
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6436% 10/20/32 (b)(c)(d)	6,612	6,613
Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.6762% 10/25/34 (b)(c)(d)	5,100	5,104
Cedar Funding Xvii Clo Ltd. Series 2023-17A Class A, CME Term SOFR 3 Month Index + 1.850% 7.132% 7/20/36 (b)(c)(d)	6,127	6,152
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.5936% 4/20/34 (b)(c)(d)	8,665	8,663
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	1,786	1,753
Chase Auto Owner Trust Series 2024-1A Class A3, 5.13% 5/25/29 (b)	2,100	2,129
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/35 (b)	865	878
Citizens Auto Receivables Trust Series 2024-2 Class A3, 5.33% 8/15/28 (b)	800	810
CNH Equipment Trust Series 2023 A Class A2, 5.34% 9/15/26	529	529
Columbia Cent CLO 29 Ltd./Columbia Cent CLO 29 Corp. Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.7136% 10/20/34 (b)(c)(d)	8,292	8,300
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, CME Term SOFR 3 Month Index + 1.460% 6.7436% 4/20/34 (b)(c)(d)	9,800	9,807
DB Master Finance LLC:
Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	3,248	3,153
Series 2019-1A:
Class A23, 4.352% 5/20/49 (b)	583	566
Class A2II, 4.021% 5/20/49 (b)	785	770
Series 2021-1A Class A23, 2.791% 11/20/51 (b)	7,404	6,363
Discover Card Execution Note Trust Series 2023 A1 Class A, 4.31% 3/15/28	700	698
DLLAD:
Series 2023-1A Class A3, 4.79% 1/20/28 (b)	600	601
Series 2024-1A Class A3, 5.3% 7/20/29 (b)	1,437	1,467
Dllmt 2024-1 LLC Series 2024-1A Class A3, 4.84% 8/21/28 (b)	1,200	1,203
Dominos Pizza Master Issuer LLC:
Series 2019-1A Class A2, 3.668% 10/25/49 (b)	6,967	6,533
Series 2021-1A Class A2II, 3.151% 4/25/51 (b)	271	242
Dryden 108 Clo Ltd. / Dryden 10 Series 2024-108A Class A1R, CME Term SOFR 3 Month Index + 1.360% 6.6386% 7/18/37 (b)(c)(d)	13,257	13,261
Dryden CLO, Ltd. Series 2024-83A Class AR, CME Term SOFR 3 Month Index + 1.530% 6.8642% 4/18/37 (b)(c)(d)	7,800	7,808
Dryden Senior Loan Fund:
Series 2018-70A Class A1, CME Term SOFR 3 Month Index + 1.430% 6.7177% 1/16/32 (b)(c)(d)	1,677	1,678
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.52% 2/20/35 (b)(c)(d)	4,292	4,298
Series 2024-78A Class A1R, CME Term SOFR 3 Month Index + 1.530% 6.8158% 4/17/37 (b)(c)(d)	9,851	9,884
Series 2024-85A Class A1R2, CME Term SOFR 3 Month Index + 1.380% 6.6814% 7/15/37 (b)(c)(d)	7,552	7,564
Eaton Vance CLO, Ltd.:
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.713% 1/15/35 (b)(c)(d)	9,611	9,614
Series 2024-1A:
Class AR2, CME Term SOFR 3 Month Index + 1.510% 6.8399% 7/15/37 (b)(c)(d)	7,542	7,579
Class ARR, CME Term SOFR 3 Month Index + 1.390% 6.6914% 10/15/37 (b)(c)(d)	7,571	7,600
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, CME Term SOFR 3 Month Index + 1.510% 6.813% 1/15/34 (b)(c)(d)	2,050	2,050
Enterprise Fleet Financing Series 2024-2:
Class A2, 5.74% 12/20/26 (b)	900	908
Class A3, 5.61% 4/20/28 (b)	900	922
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	1,804	1,837
Flatiron CLO Ltd.:
Series 2021-1A:
Class A1, CME Term SOFR 3 Month Index + 1.370% 6.6511% 7/19/34 (b)(c)(d)	5,916	5,925
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.4371% 11/16/34 (b)(c)(d)	5,269	5,256
Series 2024-1A Class A1R, 0% 10/19/37 (b)(c)	9,504	9,504
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.5084% 5/20/36 (b)(c)(d)	13,521	13,532
Ford Credit Floorplan Master Owner Trust:
Series 2020-2 Class B, 1.32% 9/15/27	4,000	3,850
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	2,500	2,514
Series 2024-1 Class A1, 5.29% 4/15/29 (b)	1,400	1,427
GM Financial Automobile Leasing Trust Series 2023-2 Class A2A, 5.44% 10/20/25	408	408
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	2,000	2,023
GM Financial Consumer Automobile Receivables Series 2023 2 Class A3, 4.47% 2/16/28	2,780	2,772
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	1,300	1,307
Gm Financial Revolving Receiva Series 2024-1 Class A, 4.98% 12/11/36 (b)	700	713
GMF Floorplan Owner Revolving Trust Series 2023-1 Class A1, 5.34% 6/15/28 (b)	2,300	2,331
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	1,405	1,299
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	1,781	1,647
HPEFS Equipment Trust Series 2024-2A Class A3, 5.36% 10/20/31 (b)	600	608
Hyundai Auto Lease Securitizat Series 2024-B Class A3, 5.41% 5/17/27 (b)	2,000	2,027
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.6736% 10/22/34 (b)(c)(d)	5,835	5,841
Invesco U.S. Clo 2024-1 Ltd. Series 2024-1RA Class AR, CME Term SOFR 3 Month Index + 1.550% 6.8514% 4/15/37 (b)(c)(d)	6,630	6,656
Invesco U.S. CLO Ltd. Series 2024-3A Class A, CME Term SOFR 3 Month Index + 1.510% 6.8292% 7/20/37 (b)(c)(d)	6,159	6,208
Kubota Credit Owner Trust Series 2024-2A Class A3, 5.26% 11/15/28 (b)	1,500	1,530
Madison Park Funding Series 2024-19A Class AR3, CME Term SOFR 3 Month Index + 1.600% 6.882% 1/22/37 (b)(c)(d)	3,531	3,551
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.6811% 4/19/34 (b)(c)(d)	10,220	10,223
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6436% 1/22/35 (b)(c)(d)	9,350	9,354
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.683% 7/15/34 (b)(c)(d)	5,879	5,879
Magnetite CLO LTD Series 2023-36A Class A, CME Term SOFR 3 Month Index + 1.800% 7.082% 4/22/36 (b)(c)(d)	4,122	4,143
Magnetite CLO Ltd. Series 2021-27A Class AR, CME Term SOFR 3 Month Index + 1.400% 6.6836% 10/20/34 (b)(c)(d)	1,967	1,970
Magnetite XXI Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.5636% 4/20/34 (b)(c)(d)	8,363	8,374
Magnetite XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.6762% 1/25/35 (b)(c)(d)	6,892	6,903
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2024-29A Class AR, CME Term SOFR 3 Month Index + 1.350% 6.5917% 7/15/37 (b)(c)(d)	9,144	9,145
MAPS Trust Series 2021-1A Class A, 2.521% 6/15/46 (b)	10,141	9,492
Marlette Funding Trust 2024-1 Series 2024-1A Class A, 5.95% 7/17/34 (b)	1,409	1,414
Mercedes-Benz Auto Lease Trust Series 2024-A Class A3, 5.32% 1/18/28	700	713
Merchants Fleet Funding LLC:
Series 2023-1A Class A, 7.21% 5/20/36 (b)	1,086	1,099
Series 2024-1A Class A, 5.82% 4/20/37 (b)	1,400	1,418
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6136% 10/20/30 (b)(c)(d)	3,980	3,986
Neuberger Berman Loan Advisers Series 2024-25A Class AR2, CME Term SOFR 3 Month Index + 1.400% 6.723% 7/18/38 (b)(c)(d)	7,178	7,185
Oak Hill Credit Partners:
Series 2024-13A Class AR, CME Term SOFR 3 Month Index + 1.350% 6.632% 7/20/37 (b)(c)(d)	12,246	12,250
Series 2024-18A:
Class A1, 6.7917% 4/20/37 (b)(c)	9,311	9,338
Class A2, CME Term SOFR 3 Month Index + 1.650% 6.9417% 4/20/37 (b)(c)(d)	494	496
Peace Park CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.6736% 10/20/34 (b)(c)(d)	3,230	3,232
PK ALIFT Loan Funding 3 LP Series 2024-1 Class A1, 5.842% 9/15/39 (b)	1,693	1,725
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	5,910	5,507
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	6,333	6,057
Class A2II, 4.008% 12/5/51 (b)	5,660	5,212
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	6,765	6,224
Prpm 2023-Rcf2 LLC Series 2023-RCF2 Class A1, 4% 11/25/53 (b)	704	688
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.6636% 4/20/34 (b)(c)(d)	11,224	11,234
RR Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.6414% 1/15/37 (b)(c)(d)	10,760	10,765
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	10,972	10,070
Class B, 4.335% 3/15/40 (b)	411	325
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	5,278	5,224
1.884% 7/15/50 (b)	3,008	2,879
2.328% 7/15/52 (b)	2,300	2,107
Sbna Auto Lease Trust Series 2024-B Class A3, 5.56% 11/22/27 (b)	1,400	1,420
Sfs Auto Receivables Securitiz Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	893	895
Sfs Auto Receivables Securitization Trust Series 2024-2A Class A3, 5.33% 11/20/29 (b)	1,400	1,427
Subway Funding LLC Issuer Series 2024-1A:
Class A23, 6.505% 7/30/54 (b)	6,541	6,835
Class A2I, 6.028% 7/30/54 (b)	12,546	12,872
Class A2II, 6.268% 7/30/54 (b)	7,459	7,732
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.603% 4/23/35 (b)(c)(d)	5,480	5,470
Symphony Clo 43 Ltd. Series 2024-43A Class A1, CME Term SOFR 3 Month Index + 1.520% 6.8465% 4/15/37 (b)(c)(d)	6,003	6,030
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.623% 7/15/32 (b)(c)(d)	1,079	1,080
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6236% 4/20/33 (b)(c)(d)	9,094	9,103
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2524% 9/25/34 (c)(d)	4	4
Tesla Series 2024-A Class A2A, 5.37% 6/22/26 (b)	1,771	1,772
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)	7,819	7,194
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	4,926	4,433
Toyota Lease Owner Trust:
Series 2023 A Class A3, 4.93% 4/20/26 (b)	4,206	4,200
Series 2024-A Class A3, 5.25% 4/20/27 (b)	1,600	1,615
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.1359% 4/6/42 (b)(c)(d)	491	347
Upstart Securitization Trust Series 2022-1 Class A, 3.12% 3/20/32 (b)	140	140
Usaa Auto Owner Trust 2024-A Series 2024-A Class A3, 5.03% 3/15/29 (b)	1,000	1,012
Volkswagen Auto Lease Trust 2024- Series 2024-A Class A3, 5.21% 6/21/27	1,050	1,064
Voya Clo Ltd. Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.520% 6.8461% 4/15/37 (b)(c)(d)	5,937	5,939
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7011% 7/19/34 (b)(c)(d)	2,762	2,763
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.6936% 10/20/34 (b)(c)(d)	11,071	11,072
Wheels Fleet Lease Funding 1 L Series 2023-2A Class A, 6.46% 8/18/38 (b)	3,577	3,601
Willis Engine Structured Trust Vi Series 2023-A Class A, 8% 10/15/48 (b)	358	380
World Omni Auto Receivables Trust:
Series 2023 B Class A3, 4.66% 5/15/28	4,453	4,449
Series 2023-C Class A3, 5.15% 11/15/28	1,300	1,309
TOTAL ASSET-BACKED SECURITIES (Cost $775,625)		768,732

Collateralized Mortgage Obligations - 0.9%
	Principal Amount (a) (000s)	Value ($) (000s)
Private Sponsor - 0.1%
Cfmt 2024-Hb15 LLC sequential payer Series 2024-HB15 Class A, 4% 8/25/34 (b)(c)	1,400	1,373
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (b)(c)	3,121	2,985
CFMT LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	3,200	3,161
CSMC Series 2014-3R:
Class 2A1, CME Term SOFR 1 Month Index + 0.810% 0% 5/27/37 (b)(c)(d)(j)	343	0
Class AA1, CME Term SOFR 1 Month Index + 0.390% 4.181% 5/27/37 (b)(c)(d)	282	271
CSMC Trust sequential payer Series 2020-RPL3 Class A1, 4.0865% 3/25/60 (b)(c)	2,700	2,762
Nymt Loan Trust 2024-Cp1 sequential payer Series 2024-CP1 Class A1, 3.75% 2/25/68 (b)	567	533
Ocwen Loan Invest Trust Series 2024-HB1 Class A, 3% 2/25/37 (b)	517	501
Pret 2024-Rpl1 Trust sequential payer Series 2024-RPL1 Class A1, 3.9% 10/25/63 (b)	939	895
Prmi Securitization Trust 2024-Cm floater Series 2024-CMG1 Class A1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.300% 6.8012% 7/25/54 (b)(c)(d)	853	850
Prpm 2024-Rcf3 LLC Series 2024-RCF3 Class A1, 4% 5/25/54 (b)	1,031	1,008
Prpm 2024-Rpl2 LLC Series 2024-RPL2 Class A1, 3.5% 5/25/54 (b)(c)	1,072	1,033
RMF Buyout Issuance Trust sequential payer Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	59	59
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, CME Term SOFR 6 Month Index + 1.300% 6.5772% 7/20/34 (c)(d)	1	1
TOTAL PRIVATE SPONSOR		15,432
U.S. Government Agency - 0.8%
Fannie Mae:
floater:
Series 2001-38 Class QF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.090% 6.4433% 8/25/31 (c)(d)	13	13
Series 2002-18 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.2633% 2/25/32 (c)(d)	2	2
Series 2002-39 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4677% 3/18/32 (c)(d)	3	3
Series 2002-60 Class FV, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4633% 4/25/32 (c)(d)	6	6
Series 2002-63 Class FN, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4633% 10/25/32 (c)(d)	4	4
Series 2002-7 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.860% 6.2133% 1/25/32 (c)(d)	1	1
Series 2002-74 Class FV, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.560% 5.9133% 11/25/32 (c)(d)	32	32
Series 2002-75 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4633% 11/25/32 (c)(d)	6	6
Series 2003-118 Class S, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6367% 12/25/33 (c)(k)(l)	56	8
Series 2006-104 Class GI, 6.560% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2167% 11/25/36 (c)(k)(l)	41	4
Series 2010-15 Class FJ, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.040% 6.3933% 6/25/36 (c)(d)	1,150	1,159
planned amortization class:
Series 1999-17 Class PG, 6% 4/25/29	12	12
Series 1999-32 Class PL, 6% 7/25/29	16	17
Series 1999-33 Class PK, 6% 7/25/29	12	12
Series 2001-52 Class YZ, 6.5% 10/25/31	2	3
Series 2003-70 Class BJ, 5% 7/25/33	91	91
Series 2005-102 Class CO 11/25/35 (m)	11	9
Series 2005-68 Class CZ, 5.5% 8/25/35	1,226	1,258
Series 2005-73 Class SA, 17.500% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.3454% 8/25/35 (c)(d)(l)	2	2
Series 2005-81 Class PC, 5.5% 9/25/35	32	32
Series 2006-12 Class BO 10/25/35 (m)	37	32
Series 2006-15 Class OP 3/25/36 (m)	55	47
Series 2006-37 Class OW 5/25/36 (m)	7	6
Series 2006-45 Class OP 6/25/36 (m)	17	14
Series 2006-62 Class KP 4/25/36 (m)	27	22
Series 2010-118 Class PB, 4.5% 10/25/40	958	964
Series 2012-149:
Class DA, 1.75% 1/25/43	291	270
Class GA, 1.75% 6/25/42	350	324
Series 2021-45 Class DA, 3% 7/25/51	565	510
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	2	2
Series 1999-25 Class Z, 6% 6/25/29	13	13
Series 2001-20 Class Z, 6% 5/25/31	15	16
Series 2001-31 Class ZC, 6.5% 7/25/31	7	7
Series 2002-16 Class ZD, 6.5% 4/25/32	7	7
Series 2002-74 Class SV, 7.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.0867% 11/25/32 (c)(k)(l)	7	0
Series 2004-52 Class KZ, 5.5% 7/25/34	429	434
Series 2004-91 Class Z, 5% 12/25/34	974	975
Series 2005-117 Class JN, 4.5% 1/25/36	75	74
Series 2005-14 Class ZB, 5% 3/25/35	301	301
Series 2006-72 Class CY, 6% 8/25/26	54	54
Series 2009-59 Class HB, 5% 8/25/39	535	538
Series 2012-67 Class AI, 4.5% 7/25/27 (k)	4	0
Series 2020-56 Class AH, 2% 5/25/45	71	67
Series 2020-80 Class BA, 1.5% 3/25/45	964	849
Series 2021-96 Class AH, 2.5% 3/25/49	1,469	1,324
Series 2022-1 Class KA, 3% 5/25/48	461	429
Series 2022-3 Class N, 2% 10/25/47	3,709	3,321
Series 2022-30 Class E, 4.5% 7/25/48	1,323	1,307
Series 2022-49 Class TC, 4% 12/25/48	421	408
Series 2022-5:
Class 0, 2.5% 6/25/48	371	337
Class DA, 2.25% 11/25/47	1,132	1,022
Series 2022-7 Class A, 3% 5/25/48	657	611
Series 06-116 Class SG, 6.520% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1767% 12/25/36 (c)(k)(l)	28	3
Series 07-40 Class SE, 6.320% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9767% 5/25/37 (c)(k)(l)	14	2
Series 2003-21 Class SK, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6367% 3/25/33 (c)(k)(l)	3	0
Series 2005-72 Class ZC, 5.5% 8/25/35	223	227
Series 2005-79 Class ZC, 5.9% 9/25/35	133	136
Series 2007-57 Class SA, 40.600% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.8401% 6/25/37 (c)(d)(l)	13	16
Series 2007-66:
Class SA, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 6.8201% 7/25/37 (c)(d)(l)	17	22
Class SB, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 6.8201% 7/25/37 (c)(d)(l)	5	6
Series 2010-135 Class ZA, 4.5% 12/25/40	59	60
Series 2010-150 Class ZC, 4.75% 1/25/41	530	532
Series 2010-39 Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.030% 6.3833% 3/25/36 (c)(d)	799	806
Series 2010-95 Class ZC, 5% 9/25/40	1,101	1,115
Series 2011-39 Class ZA, 6% 11/25/32	64	67
Series 2011-4 Class PZ, 5% 2/25/41	179	176
Series 2011-67 Class AI, 4% 7/25/26 (k)	16	0
Series 2012-100 Class WI, 3% 9/25/27 (k)	131	4
Series 2012-9 Class SH, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0867% 6/25/41 (c)(k)(l)	5	0
Series 2013-133 Class IB, 3% 4/25/32 (k)	31	0
Series 2013-134 Class SA, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.5867% 1/25/44 (c)(k)(l)	67	8
Series 2013-51 Class GI, 3% 10/25/32 (k)	71	3
Series 2013-N1 Class A, 6.600% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2567% 6/25/35 (c)(k)(l)	71	6
Series 2015-42 Class IL, 6% 6/25/45 (k)	374	60
Series 2015-70 Class JC, 3% 10/25/45	427	407
Series 2017-30 Class AI, 5.5% 5/25/47 (k)	210	34
Series 2018-45 Class GI, 4% 6/25/48 (k)	2,672	558
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (k)	14	2
Series 343 Class 16, 5.5% 5/25/34 (k)	13	2
Series 348 Class 14, 6.5% 8/25/34 (c)(k)	8	2
Series 351:
Class 12, 5.5% 4/25/34 (c)(k)	7	1
Class 13, 6% 3/25/34 (k)	8	1
Series 359 Class 19, 6% 7/25/35 (c)(k)	6	1
Series 384 Class 6, 5% 7/25/37 (k)	54	9
Freddie Mac:
floater:
Series 2412 Class FK, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.268% 1/15/32 (c)(d)	1	1
Series 2423 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.368% 3/15/32 (c)(d)	2	2
Series 2424 Class FM, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.468% 3/15/32 (c)(d)	1	1
Series 2432:
Class FE, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.368% 6/15/31 (c)(d)	3	3
Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.368% 3/15/32 (c)(d)	1	1
Series 2526 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.510% 5.868% 11/15/32 (c)(d)	18	18
Series 2711 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.368% 2/15/33 (c)(d)	307	308
floater planned amortization class Series 2770 Class FH, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.510% 5.868% 3/15/34 (c)(d)	425	422
planned amortization class:
Series 2095 Class PE, 6% 11/15/28	15	16
Series 2101 Class PD, 6% 11/15/28	8	9
Series 2121 Class MG, 6% 2/15/29	7	7
Series 2131 Class BG, 6% 3/15/29	47	48
Series 2137 Class PG, 6% 3/15/29	8	8
Series 2154 Class PT, 6% 5/15/29	12	12
Series 2162 Class PH, 6% 6/15/29	2	2
Series 2520 Class BE, 6% 11/15/32	27	28
Series 2693 Class MD, 5.5% 10/15/33	61	61
Series 2802 Class OB, 6% 5/15/34	44	45
Series 2996 Class MK, 5.5% 6/15/35	14	14
Series 3002 Class NE, 5% 7/15/35	64	65
Series 3110 Class OP 9/15/35 (m)	8	8
Series 3119 Class PO 2/15/36 (m)	64	53
Series 3121 Class KO 3/15/36 (m)	13	11
Series 3123 Class LO 3/15/36 (m)	35	29
Series 3145 Class GO 4/15/36 (m)	44	37
Series 3189 Class PD, 6% 7/15/36	58	61
Series 3225 Class EO 10/15/36 (m)	22	18
Series 3258 Class PM, 5.5% 12/15/36	20	21
Series 3415 Class PC, 5% 12/15/37	204	206
Series 3832 Class PE, 5% 3/15/41	261	266
Series 3857 Class ZP, 5% 5/15/41	2,274	2,322
Series 4135 Class AB, 1.75% 6/15/42	269	251
sequential payer:
Series 1929 Class EZ, 7.5% 2/17/27	4	4
Series 2021-5169 Class TP, 2.5% 6/25/49	291	258
Series 2022-5189:
Class DA, 2.5% 5/25/49	366	327
Class TP, 2.5% 5/25/49	265	237
Series 2022-5190:
Class BA, 2.5% 11/25/47	342	311
Class CA, 2.5% 5/25/49	222	198
Series 2022-5197:
Class A, 2.5% 6/25/49	222	198
Class DA, 2.5% 11/25/47	259	236
Series 2022-5198 Class BA, 2.5% 11/25/47	1,268	1,159
Series 2022-5202 Class LB, 2.5% 10/25/47	278	253
Series 2135 Class JE, 6% 3/15/29	3	3
Series 2145 Class MZ, 6.5% 4/15/29	49	49
Series 2274 Class ZM, 6.5% 1/15/31	5	5
Series 2281 Class ZB, 6% 3/15/30	8	8
Series 2303 Class ZV, 6% 4/15/31	25	26
Series 2357 Class ZB, 6.5% 9/15/31	85	88
Series 2502 Class ZC, 6% 9/15/32	11	11
Series 2519 Class ZD, 5.5% 11/15/32	15	15
Series 2877 Class ZD, 5% 10/15/34	1,207	1,210
Series 2998 Class LY, 5.5% 7/15/25	2	2
Series 3007 Class EW, 5.5% 7/15/25	7	7
Series 06-3115 Class SM, 6.480% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.132% 2/15/36 (c)(k)(l)	19	2
Series 2013-4281 Class AI, 4% 12/15/28 (k)	2	0
Series 2017-4683 Class LM, 3% 5/15/47	535	514
Series 2021-5083 Class VA, 1% 8/15/38	1,233	1,165
Series 2933 Class ZM, 5.75% 2/15/35	289	300
Series 2947 Class XZ, 6% 3/15/35	118	123
Series 2996 Class ZD, 5.5% 6/15/35	193	199
Series 3237 Class C, 5.5% 11/15/36	258	265
Series 3244 Class SG, 6.540% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.192% 11/15/36 (c)(k)(l)	84	8
Series 3336 Class LI, 6.460% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.112% 6/15/37 (c)(k)(l)	54	6
Series 3843 Class PZ, 5% 4/15/41	1,598	1,622
Series 3949 Class MK, 4.5% 10/15/34	44	43
Series 4055 Class BI, 3.5% 5/15/31 (k)	10	0
Series 4149 Class IO, 3% 1/15/33 (k)	50	4
Series 4314 Class AI, 5% 3/15/34 (k)	3	0
Series 4427 Class LI, 3.5% 2/15/34 (k)	172	8
Series 4471 Class PA 4% 12/15/40	147	146
target amortization class:
Series 2007-3366 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.718% 5/15/37 (c)(d)	68	66
Series 2156 Class TC, 6.25% 5/15/29	2	2
Freddie Mac Manufactured Housing participation certificates guaranteed sequential payer:
Series 2043 Class ZH, 6% 4/15/28	4	4
Series 2056 Class Z, 6% 5/15/28	12	13
Freddie Mac Multi-family Structured pass-thru certificates:
sequential payer:
Series 2021-5159 Class EA, 2.5% 8/25/48	287	256
Series 2021-5164 Class M, 2.5% 7/25/48	292	261
Series 4341 Class ML, 3.5% 11/15/31	1,047	1,018
Series 4386 Class AZ, 4.5% 11/15/40	631	620
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.570% - CME Term SOFR 1 Month Index 1.2369% 6/16/37 (c)(k)(l)	35	4
Series 2007-59 Class FC, CME Term SOFR 1 Month Index + 0.610% 5.9502% 7/20/37 (c)(d)	266	264
Series 2008-2 Class FD, CME Term SOFR 1 Month Index + 0.590% 5.9302% 1/20/38 (c)(d)	68	67
Series 2008-73 Class FA, CME Term SOFR 1 Month Index + 0.970% 6.3102% 8/20/38 (c)(d)	380	383
Series 2008-83 Class FB, CME Term SOFR 1 Month Index + 1.010% 6.3502% 9/20/38 (c)(d)	273	275
Series 2009-108 Class CF, CME Term SOFR 1 Month Index + 0.710% 6.0531% 11/16/39 (c)(d)	358	357
Series 2009-116 Class KF, CME Term SOFR 1 Month Index + 0.640% 5.9831% 12/16/39 (c)(d)	214	213
Series 2010-H03 Class FA, CME Term SOFR 1 Month Index + 0.660% 6.0116% 3/20/60 (c)(d)(i)	182	182
Series 2010-H17 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.7916% 7/20/60 (c)(d)(i)	2,126	2,119
Series 2010-H18 Class AF, CME Term SOFR 1 Month Index + 0.410% 5.7464% 9/20/60 (c)(d)(i)	1,815	1,805
Series 2010-H19 Class FG, CME Term SOFR 1 Month Index + 0.410% 5.7464% 8/20/60 (c)(d)(i)	1,691	1,683
Series 2010-H27 Class FA, CME Term SOFR 1 Month Index + 0.380% 5.8264% 12/20/60 (c)(d)(i)	900	896
Series 2011-H05 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9464% 12/20/60 (c)(d)(i)	673	672
Series 2011-H07 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9464% 2/20/61 (c)(d)(i)	682	680
Series 2011-H12 Class FA, CME Term SOFR 1 Month Index + 0.600% 5.9364% 2/20/61 (c)(d)(i)	786	784
Series 2011-H13 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9464% 4/20/61 (c)(d)(i)	743	742
Series 2011-H14:
Class FB, CME Term SOFR 1 Month Index + 0.610% 5.9464% 5/20/61 (c)(d)(i)	705	704
Class FC, CME Term SOFR 1 Month Index + 0.610% 5.9464% 5/20/61 (c)(d)(i)	768	767
Series 2011-H17 Class FA, CME Term SOFR 1 Month Index + 0.640% 5.9764% 6/20/61 (c)(d)(i)	827	826
Series 2011-H20 Class FA, CME Term SOFR 1 Month Index + 0.660% 5.9964% 9/20/61 (c)(d)(i)	275	275
Series 2011-H21 Class FA, CME Term SOFR 1 Month Index + 0.710% 6.0464% 10/20/61 (c)(d)(i)	780	779
Series 2012-98 Class FA, CME Term SOFR 1 Month Index + 0.510% 5.8502% 8/20/42 (c)(d)	287	282
Series 2012-H01 Class FA, CME Term SOFR 1 Month Index + 0.810% 6.1464% 11/20/61 (c)(d)(i)	954	954
Series 2012-H03 Class FA, CME Term SOFR 1 Month Index + 0.810% 6.1464% 1/20/62 (c)(d)(i)	446	446
Series 2012-H06 Class FA, CME Term SOFR 1 Month Index + 0.740% 6.0764% 1/20/62 (c)(d)(i)	895	895
Series 2012-H07 Class FA, CME Term SOFR 1 Month Index + 0.740% 6.0764% 3/20/62 (c)(d)(i)	451	450
Series 2012-H21 Class DF, CME Term SOFR 1 Month Index + 0.760% 6.0964% 5/20/61 (c)(d)(i)	15	15
Series 2012-H23 Class WA, CME Term SOFR 1 Month Index + 0.630% 5.9664% 10/20/62 (c)(d)(i)	13	13
Series 2013-H07 Class BA, CME Term SOFR 1 Month Index + 0.360% 5.8064% 3/20/63 (c)(d)(i)	16	16
Series 2013-H19 Class FC, CME Term SOFR 1 Month Index + 0.600% 6.0464% 8/20/63 (c)(d)(i)	31	31
Series 2014-H03 Class FA, CME Term SOFR 1 Month Index + 0.710% 6.0464% 1/20/64 (c)(d)(i)	57	57
Series 2014-H05 Class FB, CME Term SOFR 1 Month Index + 0.710% 6.0464% 12/20/63 (c)(d)(i)	88	88
Series 2014-H11 Class BA, CME Term SOFR 1 Month Index + 0.610% 5.9464% 6/20/64 (c)(d)(i)	200	200
Series 2015-H13 Class FL, CME Term SOFR 1 Month Index + 0.390% 5.7264% 5/20/63 (c)(d)(i)	22	22
Series 2015-H19 Class FA, CME Term SOFR 1 Month Index + 0.310% 5.6464% 4/20/63 (c)(d)(i)	21	21
Series 2016-H20 Class FM, CME Term SOFR 1 Month Index + 0.510% 5.8464% 12/20/62 (c)(d)(i)	12	12
planned amortization class:
Series 2010-31 Class BP, 5% 3/20/40	1,591	1,629
Series 2011-136 Class WI, 4.5% 5/20/40 (k)	81	4
Series 2011-68 Class EC, 3.5% 4/20/41	137	133
Series 2016-69 Class WA, 3% 2/20/46	305	286
Series 2017-134 Class BA, 2.5% 11/20/46	410	378
Series 2017-153 Class GA, 3% 9/20/47	823	757
Series 2017-182 Class KA, 3% 10/20/47	654	607
Series 2018-13 Class Q, 3% 4/20/47	782	739
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	95	95
Series 2010-160 Class DY, 4% 12/20/40	781	767
Series 2010-170 Class B, 4% 12/20/40	172	169
Series 2011-69 Class GX, 4.5% 5/16/40	994	988
Series 2014-H04 Class HA, 2.75% 2/20/64 (i)	416	411
Series 2017-139 Class BA, 3% 9/20/47	1,452	1,325
Series 2018-H12 Class HA, 3.25% 8/20/68 (i)	2,702	2,613
Series 2004-22 Class M1, 5.5% 4/20/34	623	655
Series 2004-32 Class GS, 6.380% - CME Term SOFR 1 Month Index 1.0469% 5/16/34 (c)(k)(l)	20	1
Series 2004-73 Class AL, 7.080% - CME Term SOFR 1 Month Index 1.7469% 8/17/34 (c)(k)(l)	22	2
Series 2007-35 Class SC, 39.510% x CME Term SOFR 1 Month Index 7.4813% 6/16/37 (c)(d)(l)	3	3
Series 2010-116 Class QB, 4% 9/16/40	57	55
Series 2010-169 Class Z, 4.5% 12/20/40	2,774	2,609
Series 2010-H10 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.7916% 5/20/60 (c)(d)(i)	123	122
Series 2010-H16 Class BA, 3.55% 7/20/60 (i)	160	155
Series 2011-94 Class SA, 5.980% - CME Term SOFR 1 Month Index 0.6498% 7/20/41 (c)(k)(l)	72	7
Series 2013-149 Class MA, 2.5% 5/20/40	423	412
Series 2013-H01 Class FA, 1.65% 1/20/63 (i)	0	0
Series 2013-H04 Class BA, 1.65% 2/20/63 (i)	1	1
Series 2014-2 Class BA, 3% 1/20/44	1,548	1,439
Series 2014-21 Class HA, 3% 2/20/44	577	540
Series 2014-25 Class HC, 3% 2/20/44	983	911
Series 2014-5 Class A, 3% 1/20/44	799	742
Series 2015-H13 Class HA, 2.5% 8/20/64 (i)	5	4
Series 2015-H30 Class HA, 1.75% 9/20/62 (c)(i)	92	89
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 5.6% 5/20/66 (c)(d)(i)	900	897
Series 2017-186 Class HK, 3% 11/16/45	844	786
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.45% 8/20/66 (c)(d)(i)	1,556	1,548
Series 2090-118 Class XZ, 5% 12/20/39	5,842	5,965
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.2558% 5/20/65 (c)(i)	54	54
Prpm 2024-Rcf4 LLC Series 2024-RCF4 Class A1, 4% 7/25/54 (b)	770	748
TOTAL U.S. GOVERNMENT AGENCY		83,454
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $99,657)		98,886

Commercial Mortgage Securities - 5.9%
	Principal Amount (a) (000s)	Value ($) (000s)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.487% 1/15/39 (b)(c)(d)	5,821	5,738
Class B, CME Term SOFR 1 Month Index + 1.550% 6.887% 1/15/39 (b)(c)(d)	1,099	1,079
Class C, CME Term SOFR 1 Month Index + 2.150% 7.487% 1/15/39 (b)(c)(d)	785	769
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	3,676	3,419
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	825	712
Class CNM, 3.8425% 11/5/32 (b)(c)	341	248
BANK:
sequential payer:
Series 2017-BNK9 Class ASB, 3.47% 11/15/54	670	657
Series 2018-BN10 Class A5, 3.688% 2/15/61	2,479	2,396
Series 2018-BN12 Class ASB, 4.165% 5/15/61	1,508	1,492
Series 2019-BN21 Class A5, 2.851% 10/17/52	5,732	5,173
Series 2019-BN23 Class ASB, 2.846% 12/15/52	200	191
Series 2020-BN26 Class ASB, 2.313% 3/15/63	1,200	1,123
Series 2021-BN33 Class XA, 1.163% 5/15/64 (c)(k)	16,462	791
Bayview Commercial Asset Trust floater:
Series 2005-3A:
Class A2, CME Term SOFR 1 Month Index + 0.710% 5.9924% 11/25/35 (b)(c)(d)	14	14
Class M1, CME Term SOFR 1 Month Index + 0.770% 6.0524% 11/25/35 (b)(c)(d)	7	7
Class M2, CME Term SOFR 1 Month Index + 0.840% 6.1274% 11/25/35 (b)(c)(d)	10	9
Class M3, CME Term SOFR 1 Month Index + 0.870% 6.1574% 11/25/35 (b)(c)(d)	9	8
Class M4, CME Term SOFR 1 Month Index + 1.010% 6.2924% 11/25/35 (b)(c)(d)	11	10
Series 2005-4A:
Class A2, CME Term SOFR 1 Month Index + 0.690% 5.9774% 1/25/36 (b)(c)(d)	33	31
Class B1, CME Term SOFR 1 Month Index + 2.210% 7.4924% 1/25/36 (b)(c)(d)	12	42
Class M1, CME Term SOFR 1 Month Index + 0.780% 6.0674% 1/25/36 (b)(c)(d)	11	10
Class M2, CME Term SOFR 1 Month Index + 0.810% 6.0974% 1/25/36 (b)(c)(d)	7	7
Class M3, CME Term SOFR 1 Month Index + 0.860% 6.1424% 1/25/36 (b)(c)(d)	11	10
Class M4, CME Term SOFR 1 Month Index + 1.020% 6.3074% 1/25/36 (b)(c)(d)	11	11
Class M5, CME Term SOFR 1 Month Index + 1.080% 6.3674% 1/25/36 (b)(c)(d)	11	11
Class M6, CME Term SOFR 1 Month Index + 1.160% 6.4424% 1/25/36 (b)(c)(d)	12	11
Series 2006-1:
Class A2, CME Term SOFR 1 Month Index + 0.650% 5.9324% 4/25/36 (b)(c)(d)	10	10
Class M1, CME Term SOFR 1 Month Index + 0.680% 5.9624% 4/25/36 (b)(c)(d)	6	6
Class M2, CME Term SOFR 1 Month Index + 0.710% 5.9924% 4/25/36 (b)(c)(d)	7	6
Class M3, CME Term SOFR 1 Month Index + 0.740% 6.0224% 4/25/36 (b)(c)(d)	11	10
Class M4, CME Term SOFR 1 Month Index + 0.890% 6.1724% 4/25/36 (b)(c)(d)	6	6
Class M5, CME Term SOFR 1 Month Index + 0.950% 6.2324% 4/25/36 (b)(c)(d)	6	5
Class M6, CME Term SOFR 1 Month Index + 1.070% 6.3524% 4/25/36 (b)(c)(d)	6	6
Series 2006-2A:
Class M1, CME Term SOFR 1 Month Index + 0.570% 5.8574% 7/25/36 (b)(c)(d)	9	9
Class M2, CME Term SOFR 1 Month Index + 0.600% 5.8874% 7/25/36 (b)(c)(d)	7	6
Class M3, CME Term SOFR 1 Month Index + 0.630% 5.9174% 7/25/36 (b)(c)(d)	10	10
Class M4, CME Term SOFR 1 Month Index + 0.740% 6.0224% 7/25/36 (b)(c)(d)	6	6
Class M5, CME Term SOFR 1 Month Index + 0.810% 6.0974% 7/25/36 (b)(c)(d)	8	8
Series 2006-3A Class M4, CME Term SOFR 1 Month Index + 0.750% 6.0374% 10/25/36 (b)(c)(d)	9	61
Series 2006-4A:
Class A2, CME Term SOFR 1 Month Index + 0.510% 5.7974% 12/25/36 (b)(c)(d)	69	66
Class M1, CME Term SOFR 1 Month Index + 0.540% 5.8274% 12/25/36 (b)(c)(d)	10	10
Class M2, CME Term SOFR 1 Month Index + 0.570% 5.8574% 12/25/36 (b)(c)(d)	13	12
Class M3, CME Term SOFR 1 Month Index + 0.620% 5.9024% 12/25/36 (b)(c)(d)	7	7
Series 2007-1 Class A2, CME Term SOFR 1 Month Index + 0.510% 5.7974% 3/25/37 (b)(c)(d)	17	16
Series 2007-2A:
Class A1, CME Term SOFR 1 Month Index + 0.380% 5.7974% 7/25/37 (b)(c)(d)	58	54
Class A2, CME Term SOFR 1 Month Index + 0.430% 5.8724% 7/25/37 (b)(c)(d)	54	50
Class M1, CME Term SOFR 1 Month Index + 0.480% 5.9474% 7/25/37 (b)(c)(d)	18	17
Class M2, CME Term SOFR 1 Month Index + 0.520% 6.0074% 7/25/37 (b)(c)(d)	22	20
Class M3, CME Term SOFR 1 Month Index + 0.600% 6.1274% 7/25/37 (b)(c)(d)	32	27
Series 2007-3:
Class A2, CME Term SOFR 1 Month Index + 0.540% 5.8274% 7/25/37 (b)(c)(d)	20	19
Class M1, CME Term SOFR 1 Month Index + 0.570% 5.8574% 7/25/37 (b)(c)(d)	11	10
Class M2, CME Term SOFR 1 Month Index + 0.620% 5.9024% 7/25/37 (b)(c)(d)	11	10
Class M3, CME Term SOFR 1 Month Index + 0.660% 5.9474% 7/25/37 (b)(c)(d)	18	16
Class M4, CME Term SOFR 1 Month Index + 0.860% 6.1424% 7/25/37 (b)(c)(d)	28	26
Class M5, CME Term SOFR 1 Month Index + 1.010% 6.2924% 7/25/37 (b)(c)(d)	17	17
Benchmark 2024-V9 Mortgage Tru sequential payer Series 2024-V9 Class A3, 5.6019% 8/15/57	1,700	1,752
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	806	784
Series 2019-B10 Class A4, 3.717% 3/15/62	1,626	1,558
Series 2019-B13 Class A4, 2.952% 8/15/57	8,383	7,670
Series 2023-V3 Class A3, 6.3629% 7/15/56	200	210
Series 2018-B8 Class A5, 4.2317% 1/15/52	10,843	10,473
BLP Commercial Mortgage Trust sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.679% 3/15/41 (b)(c)(d)	3,771	3,752
BMO Mortgage Trust sequential payer Series 2022-C3 Class ASB, 5.5032% 9/15/54 (c)	600	623
BMP floater Series 2024-MF23:
Class A, CME Term SOFR 1 Month Index + 1.370% 6.7088% 6/15/41 (b)(c)(d)	5,567	5,544
Class B, CME Term SOFR 1 Month Index + 1.640% 6.9785% 6/15/41 (b)(c)(d)	2,749	2,728
Class C, CME Term SOFR 1 Month Index + 1.840% 7.1782% 6/15/41 (b)(c)(d)	1,944	1,927
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2349% 4/15/37 (b)(c)(d)	19,188	19,212
Class B, CME Term SOFR 1 Month Index + 2.440% 7.7839% 4/15/37 (b)(c)(d)	4,991	4,997
BX Commercial Mortgage Trust:
floater:
Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.340% 6.6833% 4/15/34 (b)(c)(d)	2,644	2,604
Class C, CME Term SOFR 1 Month Index + 1.640% 6.9833% 4/15/34 (b)(c)(d)	1,748	1,715
Class D, CME Term SOFR 1 Month Index + 1.940% 7.2833% 4/15/34 (b)(c)(d)	1,835	1,794
Series 2021-LBA Class AJV, CME Term SOFR 1 Month Index + 0.910% 6.2515% 2/15/36 (b)(c)(d)	200	198
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1406% 10/15/36 (b)(c)(d)	11,302	11,193
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3503% 10/15/36 (b)(c)(d)	1,691	1,658
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5501% 10/15/36 (b)(c)(d)	2,263	2,212
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7498% 10/15/36 (b)(c)(d)	2,197	2,138
Class E, CME Term SOFR 1 Month Index + 2.060% 7.399% 10/15/36 (b)(c)(d)	7,638	7,485
Series 2022-IND Class A, CME Term SOFR 1 Month Index + 1.490% 6.8279% 4/15/37 (b)(c)(d)	7,496	7,468
Series 2022-LP2:
Class B, CME Term SOFR 1 Month Index + 1.310% 6.6492% 2/15/39 (b)(c)(d)	3,306	3,255
Class C, CME Term SOFR 1 Month Index + 1.560% 6.8986% 2/15/39 (b)(c)(d)	3,306	3,251
Class D, CME Term SOFR 1 Month Index + 1.960% 7.2977% 2/15/39 (b)(c)(d)	3,306	3,248
Series 2023-XL3:
Class A, CME Term SOFR 1 Month Index + 1.760% 7.0983% 12/9/40 (b)(c)(d)	4,597	4,608
Class B, CME Term SOFR 1 Month Index + 2.190% 7.5277% 12/9/40 (b)(c)(d)	1,099	1,098
Class C, CME Term SOFR 1 Month Index + 2.640% 7.9771% 12/9/40 (b)(c)(d)	551	550
floater sequential payer:
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3833% 4/15/34 (b)(c)(d)	2,704	2,679
Series 2024-XL5 Class A, CME Term SOFR 1 Month Index + 1.390% 6.7285% 3/15/41 (b)(c)(d)	20,796	20,731
BX Commercial Mortgage Trust 2024-Xl4:
floater:
Series 2024-XL4 Class B, CME Term SOFR 1 Month Index + 1.790% 7.1284% 2/15/39 (b)(c)(d)	1,080	1,074
Series 2024-XL5:
Class B, CME Term SOFR 1 Month Index + 1.690% 7.0281% 3/15/41 (b)(c)(d)	3,471	3,440
Class C, CME Term SOFR 1 Month Index + 1.940% 7.2778% 3/15/41 (b)(c)(d)	4,608	4,556
floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7789% 2/15/39 (b)(c)(d)	8,609	8,598
BX Commercial Mtg Trust floater Series 2024-MDHS Class A, 6.9782% 5/15/41 (b)(c)	12,078	12,055
BX Trust floater:
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.5019% 8/15/39 (b)(c)(d)	5,284	5,291
Series 2022-IND:
Class B, CME Term SOFR 1 Month Index + 1.940% 7.2769% 4/15/37 (b)(c)(d)	3,821	3,811
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6269% 4/15/37 (b)(c)(d)	862	861
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1759% 4/15/37 (b)(c)(d)	722	720
Series 2024-CNYN:
Class A, CME Term SOFR 1 Month Index + 1.440% 6.7788% 4/15/41 (b)(c)(d)	14,502	14,438
Class B, CME Term SOFR 1 Month Index + 1.690% 7.0284% 4/15/41 (b)(c)(d)	2,311	2,283
Class C, CME Term SOFR 1 Month Index + 1.940% 7.2781% 4/15/41 (b)(c)(d)	1,919	1,880
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, CME Term SOFR 1 Month Index + 1.360% 6.704% 12/15/37 (b)(c)(d)	5,900	5,896
CD Mortgage Trust sequential payer:
Series 2017-CD6 Class ASB, 3.332% 11/13/50	1,292	1,263
Series 2018-CD7 Class ASB, 4.213% 8/15/51	1,583	1,566
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (b)	18,910	18,181
Class A2, 1.99% 7/15/60 (b)	12,198	10,870
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	13,114	12,212
CFCRE Commercial Mortgage Trust sequential payer Series 2016-C7 Class A2, 3.5853% 12/10/54	792	765
Citigroup Commercial Mortgage Trust:
sequential payer Series 2020-GC46 Class AAB, 2.614% 2/15/53	600	567
Series 2014-GC25 Class A/S, 4.017% 10/10/47	4,150	4,143
COMM Mortgage Trust sequential payer Series 2020-SBX Class A, 1.67% 1/10/38 (b)	22,582	19,524
Computershare Corporate Trust Series 2018-C48 Class A5, 4.302% 1/15/52	2,498	2,455
Credit Suisse Mortgage Trust sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	1,399	1,333
DTP Commercial Mortgage Trust 2023-Ste2 sequential payer Series 2023-STE2 Class A, 6.038% 1/15/41 (b)(c)	1,675	1,713
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1525% 11/15/38 (b)(c)(d)	15,431	15,229
Class B, CME Term SOFR 1 Month Index + 1.230% 6.5717% 11/15/38 (b)(c)(d)	3,895	3,830
Eqt Trust 2024-Extr sequential payer Series 2024-EXTR Class A, 5.3308% 7/5/41 (b)(c)	1,888	1,923
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5315% 7/15/38 (b)(c)(d)	4,622	4,602
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8315% 7/15/38 (b)(c)(d)	2,632	2,609
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1515% 7/15/38 (b)(c)(d)	1,940	1,924
Class D, CME Term SOFR 1 Month Index + 2.360% 7.7015% 7/15/38 (b)(c)(d)	3,915	3,896
Freddie Mac:
sequential payer:
Series 2015-K049 Class A2, 3.01% 7/25/25	734	722
Series 2016-K054 Class A2, 2.745% 1/25/26	2,144	2,094
Series 2017-K070 Class A2, 3.303% 11/25/27	1,200	1,171
Series 2018-K074 Class A2, 3.6% 1/25/28	2,100	2,064
Series 2019-K098 Class A2, 2.425% 8/25/29	300	278
Series 2020-K740 Class A2, 1.47% 9/25/27	1,200	1,108
Series 2022-K750 Class A2, 3% 9/25/29	2,800	2,662
Series 2023-K751 Class A2, 4.412% 3/25/30	1,100	1,112
Series 2023-K752 Class A2, 4.284% 7/25/30	2,000	2,008
Series 2024-K517 Class A2, 5.355% 1/25/29	3,500	3,644
Series K069 Class A2, 3.187% 9/25/27	499	486
Series K071 Class A2, 3.286% 11/25/27	900	876
Series K072 Class A2, 3.444% 12/25/27	500	489
Series K073 Class A2, 3.35% 1/25/28	1,400	1,365
Series 2017-K068 Class A2, 3.244% 8/25/27	500	488
Series 2018-K075 Class A2, 3.65% 2/25/28	3,800	3,737
Series 2018-K081 Class A2, 3.9% 8/25/28	400	396
Series 2022 K748 Class A2, 2.26% 1/25/29	4,800	4,441
Series K047 Class A2, 3.329% 5/25/25	3,460	3,417
Series K076 Class A2, 3.9% 4/25/28	600	595
Series K077 Class A2, 3.85% 5/25/28	2,000	1,979
Series K084 Class A2, 3.78% 10/25/28	500	492
GS Mortgage Securities Trust:
floater Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.4015% 10/15/36 (b)(c)(d)	6,605	6,506
Class B, CME Term SOFR 1 Month Index + 1.260% 6.6015% 10/15/36 (b)(c)(d)	1,021	996
Class C, CME Term SOFR 1 Month Index + 1.660% 7.0015% 10/15/36 (b)(c)(d)	841	820
sequential payer Series 2018-GS10:
Class A5, 4.155% 7/10/51	400	387
Class AAB, 4.106% 7/10/51	1,514	1,499
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	3,843	3,672
Series 2015-GC34 Class XA, 1.3458% 10/10/48 (c)(k)	16,465	140
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.8256% 8/15/39 (b)(c)(d)	8,964	8,972
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 5.9334% 4/15/37 (b)(c)(d)	6,834	6,561
JP Morgan Chase Commercial Mortgage Securities Trust sequential payer Series 2021-2NU Class A, 1.9739% 1/5/40 (b)	25,800	22,367
JPMDB Commercial Mortgage Securities Trust sequential payer:
Series 2018-C8 Class ASB, 4.145% 6/15/51	1,515	1,493
Series 2019-COR6 Class A4, 3.0565% 11/13/52	1,823	1,601
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2020-NNN Class AFX, 2.8123% 1/16/37 (b)	31,484	27,794
Series 2013-LC11 Class A/S, 3.216% 4/15/46	306	279
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	2,821	2,578
Class CFX, 4.9498% 7/5/33 (b)	485	375
Class DFX, 5.3503% 7/5/33 (b)	955	692
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6321% 5/15/39 (b)(c)(d)	12,720	12,444
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1308% 5/15/39 (b)(c)(d)	8,835	8,460
Class C, CME Term SOFR 1 Month Index + 2.090% 7.43% 5/15/39 (b)(c)(d)	4,950	4,658
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8788% 5/15/39 (b)(c)(d)	4,400	4,101
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 3/15/38 (b)(c)(d)	7,893	7,748
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3315% 3/15/38 (b)(c)(d)	1,904	1,858
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5515% 3/15/38 (b)(c)(d)	1,198	1,165
Class D, CME Term SOFR 1 Month Index + 1.510% 6.8515% 3/15/38 (b)(c)(d)	1,667	1,622
Class E, CME Term SOFR 1 Month Index + 1.860% 7.2015% 3/15/38 (b)(c)(d)	1,456	1,398
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 7/15/38 (b)(c)(d)	300	297
Morgan Stanley BAML Trust sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	7,430	7,275
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	7,903	7,568
Series 2018-H4 Class A4, 4.31% 12/15/51	4,056	3,954
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (b)(c)	1,142	1,082
Class C, 3.283% 11/10/36 (b)(c)	1,096	1,022
NYT Mortgage Trust floater Series 2019-NYT Class A, CME Term SOFR 1 Month Index + 1.490% 6.834% 12/15/35 (b)(c)(d)	22,356	21,785
Open Trust 2023-Air sequential payer Series 2023-AIR:
Class A, CME Term SOFR 1 Month Index + 3.080% 8.426% 10/15/28 (b)(c)(d)	4,360	4,398
Class B, CME Term SOFR 1 Month Index + 3.830% 9.1749% 10/15/28 (b)(c)(d)	2,627	2,636
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3369% 2/15/39 (b)(c)(d)	2,586	2,531
Class C, CME Term SOFR 1 Month Index + 2.650% 7.9869% 2/15/39 (b)(c)(d)	1,345	1,307
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.028% 7/15/36 (b)(c)(d)	4,098	4,052
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.1822% 11/15/38 (b)(c)(d)	12,652	12,497
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5312% 11/15/38 (b)(c)(d)	5,690	5,619
Class C, CME Term SOFR 1 Month Index + 1.440% 6.7804% 11/15/38 (b)(c)(d)	3,535	3,482
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0296% 11/15/38 (b)(c)(d)	2,322	2,276
UBS Commercial Mortgage Trust sequential payer Series 2019-C17 Class ASB, 2.8655% 10/15/52	2,200	2,108
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	9,860	8,060
Series 2020-LAB Class B, 2.453% 10/10/42 (b)	510	416
Wells Fargo Commercial Mortage Trust 20 floater Series 2024-MGP:
Class A11, CME Term SOFR 1 Month Index + 1.990% 7.3407% 8/15/41 (b)(c)(d)	300	299
Class A12, CME Term SOFR 1 Month Index + 1.690% 7.0412% 8/15/41 (b)(c)(d)	1,200	1,197
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2016-C32 Class A3FL, CME Term SOFR 1 Month Index + 1.530% 6.8731% 1/15/59 (c)(d)	21,454	21,537
Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6515% 5/15/31 (b)(c)(d)	5,818	5,670
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	8,381	8,302
Series 2015-C29 Class ASB, 3.4% 6/15/48	394	392
Series 2018-C46 Class ASB, 4.086% 8/15/51	1,614	1,597
Series 2019-C52 Class A5, 2.892% 8/15/52	2,411	2,204
Series 2015-SG1 Class ASB, 3.556% 9/15/48	219	218
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class ASB, 2.651% 2/15/53	400	379
Wells Fargo Commercial Mtg Trust 2024-5 sequential payer Series 2024-5C1 Class A3, 5.928% 7/15/57	700	732
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $665,526)		637,820

Municipal Securities - 0.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Chicago Board of Ed. Series 2009 G, 1.75% 12/15/25 (Cost $3,911)	3,960	3,752

Foreign Government and Government Agency Obligations - 0.1%
	Principal Amount (a) (000s)	Value ($) (000s)
Panamanian Republic 3.298% 1/19/33 (Cost $18,095)	18,095	14,678

Bank Notes - 0.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Discover Bank ICE IBA - USD SOFR SPREAD-ADJ + 1.730% 5.974% 8/9/28 (c)(d)	1,865	1,916
KeyBank NA 6.95% 2/1/28	725	763
Regions Bank 6.45% 6/26/37	2,685	2,859
TOTAL BANK NOTES (Cost $5,126)		5,538

Fixed-Income Funds - 1.4%
	Shares	Value ($) (000s)
Fidelity Specialized High Income Central Fund (n) (Cost $158,996)	1,696,130	149,463

Preferred Securities - 0.2%
	Principal Amount (a) (000s)	Value ($) (000s)
FINANCIALS - 0.2%
Banks - 0.2%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.2137% (c)(d)(o)	8,146	8,097
4.9% (c)(o)	11,200	11,158
(Cost $19,945)		19,255

Money Market Funds - 2.9%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (p) (Cost $319,735)	319,672,074	319,736

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a) (000s)	Value ($) (000s)
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 3.7375% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/26/25	8,500	114
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.455% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring August 2034.	8/29/29	2,300	92
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.865% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2035.	5/15/25	3,900	56
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.8225% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	2,100	24

TOTAL PUT OPTIONS			286
Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 3.7375% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/26/25	8,500	361
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.455% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring August 2034.	8/29/29	2,300	88
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.865% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2035.	5/15/25	3,900	212
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.8225% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	2,100	100

TOTAL CALL OPTIONS			761
TOTAL PURCHASED SWAPTIONS (Cost $1,202)			1,047

TOTAL INVESTMENT IN SECURITIES - 115.2% (Cost $12,885,465)	12,532,902
NET OTHER ASSETS (LIABILITIES) - (15.2)%	(1,655,576)
NET ASSETS - 100.0%	10,877,326

TBA Sale Commitments
	Principal Amount (a) (000s)	Value ($) (000s)
Ginnie Mae
2% 9/1/54	(5,050)	(4,254)
3% 9/1/54	(3,400)	(3,075)
3% 9/1/54	(6,600)	(5,968)
3.5% 9/1/54	(1,700)	(1,582)
4% 9/1/54	(1,600)	(1,529)
5.5% 9/1/54	(8,775)	(8,831)
6% 9/1/54	(12,900)	(13,087)

TOTAL GINNIE MAE		(38,326)

Uniform Mortgage Backed Securities
2% 9/1/39	(1,100)	(995)
2% 9/1/54	(37,425)	(30,610)
2% 9/1/54	(84,875)	(69,418)
2% 9/1/54	(30,525)	(24,966)
2% 9/1/54	(62,675)	(51,261)
2% 9/1/54	(113,800)	(93,076)
2% 9/1/54	(43,200)	(35,333)
2% 9/1/54	(138,750)	(113,482)
2% 9/1/54	(68,850)	(56,312)
2% 9/1/54	(73,200)	(59,870)
2% 9/1/54	(800)	(654)
2% 9/1/54	(800)	(654)
2% 9/1/54	(3,000)	(2,454)
2% 10/1/54	(60,350)	(49,426)
2.5% 9/1/54	(174,800)	(149,010)
2.5% 9/1/54	(30,950)	(26,384)
2.5% 9/1/54	(68,450)	(58,351)
2.5% 9/1/54	(57,350)	(48,889)
2.5% 9/1/54	(1,600)	(1,364)
2.5% 9/1/54	(71,200)	(60,695)
2.5% 9/1/54	(7,000)	(5,967)
2.5% 9/1/54	(600)	(511)
2.5% 9/1/54	(2,200)	(1,875)
2.5% 10/1/54	(38,325)	(32,709)
2.5% 10/1/54	(27,375)	(23,364)
2.5% 10/1/54	(5,500)	(4,694)
3% 9/1/54	(10,050)	(8,910)
3% 9/1/54	(3,025)	(2,682)
3% 9/1/54	(127,600)	(113,130)
3% 9/1/54	(1,100)	(975)
3% 9/1/54	(68,200)	(60,466)
3% 9/1/54	(1,200)	(1,064)
3% 9/1/54	(600)	(532)
3% 9/1/54	(1,200)	(1,064)
3% 9/1/54	(1,600)	(1,419)
3% 10/1/54	(950)	(843)
3.5% 9/1/54	(2,475)	(2,278)
3.5% 9/1/54	(1,000)	(920)
3.5% 9/1/54	(1,700)	(1,565)
4% 9/1/54	(1,800)	(1,707)
4% 9/1/54	(1,500)	(1,422)
5% 9/1/54	(2,725)	(2,705)
5.5% 9/1/54	(300)	(302)
6% 9/1/54	(2,600)	(2,648)
6% 9/1/54	(2,600)	(2,648)
6% 9/1/54	(850)	(866)
6% 9/1/54	(8,600)	(8,758)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(1,219,228)

TOTAL TBA SALE COMMITMENTS (Proceeds $1,247,902)		(1,257,554)

Written Swaptions
	Expiration Date	Notional Amount (a) (000s)	Value ($) (000s)
Put Swaptions
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.502% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring January 2034.	1/04/29	5,500	(204)

Call Swaptions
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.502% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring January 2034.	1/04/29	5,500	(215)

TOTAL WRITTEN SWAPTIONS			(419)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	8	Dec 2024	1,660	(1)	(1)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	21	Dec 2024	2,297	(10)	(10)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	6	Dec 2024	792	(20)	(20)

TOTAL PURCHASED					(31)

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	51	Dec 2024	5,792	47	47
CBOT Long Term U.S. Treasury Bond Contracts (United States)	73	Dec 2024	8,988	177	177

TOTAL SOLD					224

TOTAL FUTURES CONTRACTS					193
The notional amount of futures purchased as a percentage of Net Assets is 0.0%
The notional amount of futures sold as a percentage of Net Assets is 0.2%

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (000s)(2)(3)	Value ($) (000s)(1)	Upfront Premium Received/ (Paid) ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Buy Protection
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	8,020	26	(127)	(101)
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	100	0	0	0
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	230	34	(60)	(26)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	300	44	(86)	(42)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	80	12	(23)	(11)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	670	99	(163)	(64)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	330	49	(81)	(32)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	110	16	(28)	(12)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	200	30	(39)	(9)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	200	30	(53)	(23)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	800	118	(201)	(83)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	1,170	172	(313)	(141)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	100	15	(17)	(2)
CMBX N.A. BBB- Index Series 17		Dec 2056	Goldman Sachs & Co. LLC	(3%)	Monthly	200	22	(25)	(3)
CMBX N.A. BBB- Index Series 17		Dec 2056	JPMorgan Securities LLC	(3%)	Monthly	100	11	(13)	(2)
CMBX N.A. BBB- Index Series 17		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly	200	22	(28)	(6)

TOTAL BUY PROTECTION							700	(1,257)	(557)
Sell Protection
CMBX N.A. AAA Index Series 12	NR	Aug 2061	JPMorgan Securities LLC	0.5%	Monthly	3,000	(2)	13	11
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	6,860	(23)	155	132
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	1,260	(4)	29	25
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly	2,270	(24)	58	34
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly	410	(4)	11	7
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Morgan Stanley Capital Services LLC	0.5%	Monthly	4,420	(47)	74	27
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Goldman Sachs & Co. LLC	0.5%	Monthly	1,000	(15)	13	(2)
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Goldman Sachs & Co. LLC	0.5%	Monthly	500	(10)	11	1
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Goldman Sachs & Co. LLC	0.5%	Monthly	1,900	(38)	48	10
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Goldman Sachs & Co. LLC	0.5%	Monthly	4,000	(80)	108	28
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Goldman Sachs & Co. LLC	0.5%	Monthly	3,900	(78)	105	27
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Goldman Sachs & Co. LLC	0.5%	Monthly	1,000	(20)	25	5
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Morgan Stanley Capital Services LLC	0.5%	Monthly	1,000	(20)	21	1

TOTAL SELL PROTECTION							(365)	671	306
TOTAL CREDIT DEFAULT SWAPS							335	(586)	(251)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.
(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.
(3)Notional amount is stated in U.S. Dollars unless otherwise noted.
Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)(2)	Value ($) (000s)	Upfront Premium Received/ (Paid) ($) (000s)(3)	Unrealized Appreciation/ (Depreciation) ($) (000s)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Sep 2026	36,424	(427)	0	(427)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.5%	Annual	LCH	Sep 2027	13,308	(166)	0	(166)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.5%	Annual	LCH	Sep 2029	7,675	(155)	0	(155)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.5%	Annual	LCH	Sep 2031	20,981	(486)	0	(486)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2034	918	24	0	24
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Sep 2044	10,101	(278)	0	(278)
3.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2054	3,327	96	0	96
TOTAL INTEREST RATE SWAPS							(1,392)	0	(1,392)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.
(2)Notional amount is stated in U.S. Dollars unless otherwise noted.
(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
(4)Represents floating rate.
Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,655,432,000 or 15.2% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $4,440,000.

(f)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $2,522,000.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $406,000.
(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(j)	Level 3 security
(k)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(l)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(m)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(o)	Security is perpetual in nature with no stated maturity date.
(p)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	61,592	3,343,506	3,085,361	36,896	(1)	-	319,736	0.7%
Fidelity Securities Lending Cash Central Fund 5.39%	322,153	1,585,628	1,907,781	231	-	-	-	0.0%
Fidelity Specialized High Income Central Fund	134,201	8,123	-	8,123	-	7,139	149,463	62.0%
Total	517,946	4,937,257	4,993,142	45,250	(1)	7,139	469,199

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	2,524,142	-	2,524,142	-

U.S. Government and Government Agency Obligations	5,634,107	-	5,634,107	-

U.S. Government Agency - Mortgage Securities	2,355,746	-	2,355,746	-

Asset-Backed Securities	768,732	-	768,732	-

Collateralized Mortgage Obligations	98,886	-	98,886	-

Commercial Mortgage Securities	637,820	-	637,820	-

Municipal Securities	3,752	-	3,752	-

Foreign Government and Government Agency Obligations	14,678	-	14,678	-

Bank Notes	5,538	-	5,538	-

Fixed-Income Funds	149,463	149,463	-	-

Preferred Securities	19,255	-	19,255	-

Money Market Funds	319,736	319,736	-	-

Purchased Swaptions	1,047	-	1,047	-
Total Investments in Securities:	12,532,902	469,199	12,063,703	-
Derivative Instruments: Assets
Futures Contracts	224	224	-	-
Swaps	820	-	820	-
Total Assets	1,044	224	820	-
Liabilities
Futures Contracts	(31)	(31)	-	-
Swaps	(1,877)	-	(1,877)	-
Written Swaptions	(419)	-	(419)	-
Total Liabilities	(2,327)	(31)	(2,296)	-
Total Derivative Instruments:	(1,283)	193	(1,476)	-
Other Financial Instruments:
TBA Sale Commitments	(1,257,554)	-	(1,257,554)	-
Total Other Financial Instruments:	(1,257,554)	-	(1,257,554)	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	700	(365)
Total Credit Risk	700	(365)
Interest Rate Risk
Futures Contracts (b)	224	(31)
Purchased Swaptions (c)	1,047	0
Swaps (d)	120	(1,512)
Written Swaptions (e)	0	(419)
Total Interest Rate Risk	1,391	(1,962)
Total Value of Derivatives	2,091	(2,327)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.
(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(c)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.
(d)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).
(e)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $12,406,734)	$12,063,703
Fidelity Central Funds (cost $478,731)	469,199

Total Investment in Securities (cost $12,885,465)		$12,532,902
Cash		1,286
Receivable for investments sold
Regular delivery		318
Delayed delivery		50
Receivable for premium on written options		457
Receivable for TBA sale commitments		1,247,902
Receivable for fund shares sold		16,121
Interest receivable		99,509
Distributions receivable from Fidelity Central Funds		2,042
Receivable for daily variation margin on futures contracts		52
Receivable for daily variation margin on centrally cleared swaps		114
Bi-lateral OTC swaps, at value		700
Receivable from investment adviser for expense reductions		67
Other receivables		174
Total assets		13,901,694
Liabilities
Payable for investments purchased
Regular delivery	$22,661
Delayed delivery	1,720,815
TBA sale commitments, at value	1,257,554
Payable for fund shares redeemed	11,140
Distributions payable	7,206
Bi-lateral OTC swaps, at value	365
Accrued management fee	2,497
Distribution and service plan fees payable	70
Written options, at value (premium receivable $457)	419
Other affiliated payables	1,479
Other payables and accrued expenses	162
Total liabilities		3,024,368
Net Assets		$10,877,326
Net Assets consist of:
Paid in capital		$12,004,520
Total accumulated earnings (loss)		(1,127,194)
Net Assets		$10,877,326

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($203,341 ÷ 27,834 shares)(a)		$7.31
Maximum offering price per share (100/96.00 of $7.31)		$7.61
Class M :
Net Asset Value and redemption price per share ($30,761 ÷ 4,208 shares)(a)		$7.31
Maximum offering price per share (100/96.00 of $7.31)		$7.61
Class C :
Net Asset Value and offering price per share ($26,045 ÷ 3,560 shares)(a)		$7.32
Investment Grade Bond :
Net Asset Value, offering price and redemption price per share ($6,053,745 ÷ 828,033 shares)		$7.31
Class I :
Net Asset Value, offering price and redemption price per share ($2,175,539 ÷ 297,219 shares)		$7.32
Class Z :
Net Asset Value, offering price and redemption price per share ($2,387,895 ÷ 325,988 shares)		$7.33
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended August 31, 2024 Amounts in thousands
Investment Income
Dividends		$1,232
Interest		363,202
Income from Fidelity Central Funds (including $231 from security lending)		45,250
Total income		409,684
Expenses
Management fee	$26,423
Transfer agent fees	9,331
Distribution and service plan fees	760
Fund wide operations fee	5,645
Independent trustees' fees and expenses	28
Total expenses before reductions	42,187
Expense reductions	(735)
Total expenses after reductions		41,452
Net Investment income (loss)		368,232
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(144,596)
Fidelity Central Funds	(1)
Futures contracts	(2,355)
Swaps	(1,823)
Written options	36
Total net realized gain (loss)		(148,739)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	471,812
Fidelity Central Funds	7,139
Futures contracts	1,033
Swaps	(973)
Written options	38
TBA Sale commitments	(8,506)
Total change in net unrealized appreciation (depreciation)		470,543
Net gain (loss)		321,804
Net increase (decrease) in net assets resulting from operations		$690,036
Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$368,232	$292,334
Net realized gain (loss)	(148,739)	(280,354)
Change in net unrealized appreciation (depreciation)	470,543	(74,860)
Net increase (decrease) in net assets resulting from operations	690,036	(62,880)
Distributions to shareholders	(360,014)	(285,168)

Share transactions - net increase (decrease)	1,868,184	277,890
Total increase (decrease) in net assets	2,198,206	(70,158)

Net Assets
Beginning of period	8,679,120	8,749,278
End of period	$10,877,326	$8,679,120

Financial Highlights
Fidelity Advisor® Investment Grade Bond Fund Class A

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.05	$7.34	$8.48	$8.76	$8.25
Income from Investment Operations
Net investment income (loss) A,B	.262	.226	.140	.105	.158
Net realized and unrealized gain (loss)	.254	(.297)	(1.142)	(.031)	.518
Total from investment operations	.516	(.071)	(1.002)	.074	.676
Distributions from net investment income	(.256)	(.219)	(.134)	(.101)	(.166)
Distributions from net realized gain	-	-	(.004)	(.253)	-
Total distributions	(.256)	(.219)	(.138)	(.354)	(.166)
Net asset value, end of period	$7.31	$7.05	$7.34	$8.48	$8.76
Total Return C,D	7.51%	(.95)%	(11.91)%	.89%	8.30%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.76%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.75%	.76%	.75%	.75%	.76%
Expenses net of all reductions	.75%	.76%	.75%	.75%	.76%
Net investment income (loss)	3.71%	3.17%	1.76%	1.24%	1.88%
Supplemental Data
Net assets, end of period (in millions)	$203	$178	$162	$209	$168
Portfolio turnover rate G	232%	131%	75%	40%	118% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Investment Grade Bond Fund Class M

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.05	$7.34	$8.48	$8.77	$8.26
Income from Investment Operations
Net investment income (loss) A,B	.263	.226	.140	.106	.158
Net realized and unrealized gain (loss)	.253	(.296)	(1.142)	(.041)	.519
Total from investment operations	.516	(.070)	(1.002)	.065	.677
Distributions from net investment income	(.256)	(.220)	(.134)	(.102)	(.167)
Distributions from net realized gain	-	-	(.004)	(.253)	-
Total distributions	(.256)	(.220)	(.138)	(.355)	(.167)
Net asset value, end of period	$7.31	$7.05	$7.34	$8.48	$8.77
Total Return C,D	7.51%	(.95)%	(11.91)%	.78%	8.30%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.75%	.75%	.74%	.75%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.74%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.74%	.75%
Net investment income (loss)	3.71%	3.17%	1.76%	1.25%	1.88%
Supplemental Data
Net assets, end of period (in millions)	$31	$29	$27	$34	$36
Portfolio turnover rate G	232%	131%	75%	40%	118% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Investment Grade Bond Fund Class C

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.06	$7.35	$8.49	$8.77	$8.26
Income from Investment Operations
Net investment income (loss) A,B	.208	.171	.079	.040	.093
Net realized and unrealized gain (loss)	.254	(.296)	(1.142)	(.031)	.518
Total from investment operations	.462	(.125)	(1.063)	.009	.611
Distributions from net investment income	(.202)	(.165)	(.073)	(.036)	(.101)
Distributions from net realized gain	-	-	(.004)	(.253)	-
Total distributions	(.202)	(.165)	(.077)	(.289)	(.101)
Net asset value, end of period	$7.32	$7.06	$7.35	$8.49	$8.77
Total Return C,D	6.68%	(1.71)%	(12.57)%	.12%	7.46%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.52%	1.53%	1.53%	1.52%	1.53%
Expenses net of fee waivers, if any	1.52%	1.53%	1.53%	1.52%	1.53%
Expenses net of all reductions	1.52%	1.53%	1.53%	1.52%	1.53%
Net investment income (loss)	2.94%	2.39%	.99%	.47%	1.10%
Supplemental Data
Net assets, end of period (in millions)	$26	$19	$22	$35	$37
Portfolio turnover rate G	232%	131%	75%	40%	118% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Investment Grade Bond Fund

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.05	$7.35	$8.48	$8.77	$8.26
Income from Investment Operations
Net investment income (loss) A,B	.284	.248	.164	.131	.184
Net realized and unrealized gain (loss)	.254	(.307)	(1.132)	(.041)	.518
Total from investment operations	.538	(.059)	(.968)	.090	.702
Distributions from net investment income	(.278)	(.241)	(.158)	(.127)	(.192)
Distributions from net realized gain	-	-	(.004)	(.253)	-
Total distributions	(.278)	(.241)	(.162)	(.380)	(.192)
Net asset value, end of period	$7.31	$7.05	$7.35	$8.48	$8.77
Total Return C	7.83%	(.78)%	(11.52)%	1.07%	8.63%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	4.01%	3.47%	2.06%	1.54%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$6,054	$5,337	$5,715	$6,910	$6,527
Portfolio turnover rate F	232%	131%	75%	40%	118% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Investment Grade Bond Fund Class I

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.06	$7.35	$8.49	$8.78	$8.27
Income from Investment Operations
Net investment income (loss) A,B	.281	.243	.161	.127	.183
Net realized and unrealized gain (loss)	.253	(.295)	(1.143)	(.041)	.517
Total from investment operations	.534	(.052)	(.982)	.086	.700
Distributions from net investment income	(.274)	(.238)	(.154)	(.123)	(.190)
Distributions from net realized gain	-	-	(.004)	(.253)	-
Total distributions	(.274)	(.238)	(.158)	(.376)	(.190)
Net asset value, end of period	$7.32	$7.06	$7.35	$8.49	$8.78
Total Return C	7.77%	(.69)%	(11.67)%	1.03%	8.58%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.50%	.50%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.50%	.50%	.49%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.49%	.49%	.49%
Net investment income (loss)	3.96%	3.42%	2.02%	1.50%	2.15%
Supplemental Data
Net assets, end of period (in millions)	$2,176	$1,634	$1,194	$1,548	$1,324
Portfolio turnover rate F	232%	131%	75%	40%	118% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Investment Grade Bond Fund Class Z

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.07	$7.36	$8.50	$8.78	$8.27
Income from Investment Operations
Net investment income (loss) A,B	.290	.254	.170	.138	.193
Net realized and unrealized gain (loss)	.255	(.296)	(1.141)	(.030)	.517
Total from investment operations	.545	(.042)	(.971)	.108	.710
Distributions from net investment income	(.285)	(.248)	(.165)	(.135)	(.200)
Distributions from net realized gain	-	-	(.004)	(.253)	-
Total distributions	(.285)	(.248)	(.169)	(.388)	(.200)
Net asset value, end of period	$7.33	$7.07	$7.36	$8.50	$8.78
Total Return C	7.91%	(.54)%	(11.53)%	1.28%	8.71%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.36%	.36%	.36%	.36%	.36%
Expenses net of all reductions	.36%	.36%	.36%	.36%	.36%
Net investment income (loss)	4.10%	3.56%	2.15%	1.63%	2.28%
Supplemental Data
Net assets, end of period (in millions)	$2,388	$1,483	$1,628	$1,298	$1,142
Portfolio turnover rate F	232%	131%	75%	40%	118% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended August 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.  The Fund offers Class A, Class M, Class C, Investment Grade Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.  Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Investment Grade Bond Fund	$164

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$142,577
Gross unrealized depreciation	(495,685)
Net unrealized appreciation (depreciation)	$(353,108)
Tax Cost	$12,875,013

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,082
Capital loss carryforward	$(773,612)
Net unrealized appreciation (depreciation) on securities and other investments	$(356,701)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(381,998)
Long-term	(391,614)
Total capital loss carryforward	$(773,612)

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$360,014	$ 285,168
Total	$360,014	$ 285,168

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The value of these commitments and proceeds to be received at contractual settlement date are reflected in the Statement of Assets and Liabilities as "TBA sale commitments, at value" and "Receivable for TBA sale commitments," respectively. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, a fund realizes a gain or loss. If a fund delivers securities under the commitment, a fund realizes a gain or loss from the sale of the securities based upon the price established at the date the commitment was entered into.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, swaps and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. For OTC written options with upfront premiums received, a fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Investment Grade Bond Fund
Credit Risk
Swaps	(101)	(212)
Total Credit Risk	(101)	(212)
Interest Rate Risk
Futures Contracts	(2,355)	1,033
Purchased Options	(21)	(155)
Written Options	36	38
Swaps	(1,722)	(761)
Total Interest Rate Risk	(4,062)	155
Totals	(4,163)	(57)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Investment Grade Bond Fund	16,936,541	16,998,231

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective March 1, 2024, the Fund pays a monthly management fee that is based on an annual rate of .282% of the Fund's average net assets.

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

In addition, under the expense contract, the investment adviser pays class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	461	30
Class M	- %	.25%	73	-A
Class C	.75%	.25%	226	69
			760	99
A In the amount of less than five hundred dollars.
Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	22
Class M	5
Class C A	1
28

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Investment Grade Bond and Class Z. FIIOC receives an asset-based fee of Investment Grade Bond and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount ($)	% of Class-Level Average Net Assets
Class A	283.15
Class M	44.15
Class C	39.17
Investment Grade Bond	5,289.10
Class I	2,766.15
Class Z	910.05
	9,331
Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Investment Grade Bond Fund	.06%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Investment Grade Bond Fund	24	-	-

9. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class Z	.36%	721

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $14. During the period, transfer agent credits reduced each class' expenses as noted in the table below.
Expense Reduction
Class M	$-A
A In the amount of less than five hundred dollars.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2024	Year ended August 31, 2023
Fidelity Investment Grade Bond Fund
Distributions to shareholders
Class A	$6,695	$5,114
Class M	1,051	836
Class C	645	462
Investment Grade Bond	207,749	183,699
Class I	70,690	44,921
Class Z	73,184	50,136
Total	$360,014	$285,168

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2024	Year ended August 31, 2023	Year ended August 31, 2024	Year ended August 31, 2023
Fidelity Investment Grade Bond Fund
Class A
Shares sold	10,024	8,058	$70,931	$57,541
Reinvestment of distributions	909	690	6,433	4,910
Shares redeemed	(8,310)	(5,626)	(58,780)	(40,066)
Net increase (decrease)	2,623	3,122	$18,584	$22,385
Class M
Shares sold	820	1,206	$5,828	$8,612
Reinvestment of distributions	145	115	1,026	817
Shares redeemed	(803)	(997)	(5,661)	(7,133)
Net increase (decrease)	162	324	$1,193	$2,296
Class C
Shares sold	1,880	617	$13,445	$4,418
Reinvestment of distributions	86	61	610	436
Shares redeemed	(1,108)	(975)	(7,839)	(6,939)
Net increase (decrease)	858	(297)	$6,216	$(2,085)
Investment Grade Bond
Shares sold	359,306	305,369	$2,545,330	$2,155,203
Reinvestment of distributions	23,769	19,644	168,276	139,947
Shares redeemed	(311,727)	(346,394)	(2,170,831)	(2,453,508)
Net increase (decrease)	71,348	(21,381)	$542,775	$(158,358)
Class I
Shares sold	179,653	143,982	$1,271,944	$1,030,942
Reinvestment of distributions	9,026	5,684	64,031	40,554
Shares redeemed	(122,860)	(80,640)	(867,651)	(574,351)
Net increase (decrease)	65,819	69,026	$468,324	$497,145
Class Z
Shares sold	178,719	109,150	$1,272,643	$780,315
Reinvestment of distributions	5,303	3,597	37,701	25,637
Shares redeemed	(67,904)	(124,132)	(479,252)	(889,445)
Net increase (decrease)	116,118	(11,385)	$831,092	$(83,493)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Credit Risk.
The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Investment Grade Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 40.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $259,110,607 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $360,013,704 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703610.127
IGB-ANN-1024
Fidelity® Short-Term Bond Fund

Annual Report
August 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Short-Term Bond Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 45.1%
	Principal Amount (a) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 1.8%
Media - 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.75% 2/15/28	4,000	3,826
6.15% 11/10/26	4,540	4,651
Warnermedia Holdings, Inc.:
3.638% 3/15/25	8,401	8,321
3.755% 3/15/27	8,800	8,431
		25,229
Wireless Telecommunication Services - 0.7%
Rogers Communications, Inc. 2.95% 3/15/25	4,725	4,669
T-Mobile U.S.A., Inc.:
2.625% 4/15/26	6,000	5,814
3.5% 4/15/25	7,030	6,955
		17,438
TOTAL COMMUNICATION SERVICES		42,667
CONSUMER DISCRETIONARY - 4.4%
Automobiles - 3.7%
American Honda Finance Corp. 4.6% 4/17/25	5,500	5,487
BMW U.S. Capital LLC 4.65% 8/13/26 (b)	4,922	4,942
General Motors Financial Co., Inc.:
1.25% 1/8/26	6,779	6,468
5.4% 4/6/26	5,000	5,046
5.4% 5/8/27	8,000	8,146
Hyundai Capital America:
1% 9/17/24 (b)	7,995	7,980
5.45% 6/24/26 (b)	4,103	4,153
5.8% 6/26/25 (b)	6,500	6,537
Mercedes-Benz Finance North America LLC:
4.75% 8/1/27 (b)	6,000	6,058
4.8% 1/11/27 (b)	7,100	7,171
5.5% 11/27/24 (b)	5,640	5,642
Volkswagen Group of America Finance LLC:
3.95% 6/6/25 (b)	2,950	2,923
5.7% 9/12/26 (b)	6,200	6,311
6% 11/16/26 (b)	8,500	8,723
		85,587
Distributors - 0.2%
Genuine Parts Co. 1.75% 2/1/25	4,784	4,713
Specialty Retail - 0.5%
Advance Auto Parts, Inc. 5.9% 3/9/26	2,294	2,313
AutoZone, Inc. 5.05% 7/15/26	6,500	6,562
Lowe's Companies, Inc. 4.8% 4/1/26	1,004	1,007
O'Reilly Automotive, Inc. 5.75% 11/20/26	1,815	1,859
		11,741
Textiles, Apparel & Luxury Goods - 0.0%
Tapestry, Inc. 7.05% 11/27/25	353	360
TOTAL CONSUMER DISCRETIONARY		102,401
CONSUMER STAPLES - 1.9%
Consumer Staples Distribution & Retail - 0.8%
Dollar General Corp. 4.25% 9/20/24	10,347	10,339
Mondelez International Holdings Netherlands BV 0.75% 9/24/24 (b)	7,661	7,639
		17,978
Food Products - 0.3%
Campbell Soup Co. 5.3% 3/20/26	1,345	1,361
JDE Peet's BV 0.8% 9/24/24 (b)	6,779	6,760
		8,121
Tobacco - 0.8%
Altria Group, Inc. 2.35% 5/6/25	1,269	1,247
BAT International Finance PLC 1.668% 3/25/26	6,714	6,408
Philip Morris International, Inc.:
4.75% 2/12/27	5,217	5,264
5% 11/17/25	5,425	5,444
		18,363
TOTAL CONSUMER STAPLES		44,462
ENERGY - 3.1%
Oil, Gas & Consumable Fuels - 3.1%
6297782 LLC 4.911% 9/1/27 (b)	1,401	1,404
Canadian Natural Resources Ltd. 2.05% 7/15/25	4,512	4,397
Cenovus Energy, Inc. 4.25% 4/15/27	4,500	4,450
DCP Midstream Operating LP 5.625% 7/15/27	7,382	7,574
Devon Energy Corp. 5.25% 9/15/24	5,000	4,997
Diamondback Energy, Inc. 5.2% 4/18/27	6,312	6,418
Enbridge, Inc.:
2.5% 2/14/25	1,218	1,203
5.25% 4/5/27	2,921	2,976
5.9% 11/15/26	2,514	2,584
Enterprise Products Operating LP 5.05% 1/10/26	4,128	4,161
Equinor ASA 1.75% 1/22/26	1,409	1,359
MPLX LP 1.75% 3/1/26	10,071	9,629
Occidental Petroleum Corp. 5% 8/1/27	4,131	4,165
Petroleos Mexicanos 6.5% 3/13/27	7,500	7,213
Phillips 66 Co. 3.85% 4/9/25	8,057	7,988
The Williams Companies, Inc. 5.4% 3/2/26	1,346	1,359
		71,877
FINANCIALS - 26.0%
Banks - 16.6%
ABN AMRO Bank NV 6.339% 9/18/27 (b)(c)	4,700	4,837
Banco Santander SA 5.365% 7/15/28 (c)	2,600	2,643
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (c)	6,000	6,026
4.827% 7/22/26 (c)	5,015	5,005
5.933% 9/15/27 (c)	5,000	5,129
Bank of Montreal:
4.25% 9/14/24	7,000	6,997
5.266% 12/11/26	5,000	5,090
5.92% 9/25/25	3,000	3,037
Bank of Nova Scotia:
5.35% 12/7/26	4,000	4,079
5.45% 6/12/25	6,560	6,586
Banque Federative du Credit Mutuel SA 4.524% 7/13/25 (b)	5,542	5,526
Barclays PLC:
2.852% 5/7/26 (c)	4,878	4,795
5.304% 8/9/26 (c)	2,578	2,582
5.674% 3/12/28 (c)	5,800	5,919
5.829% 5/9/27 (c)	6,500	6,592
6.496% 9/13/27 (c)	3,000	3,099
BNP Paribas SA 2.219% 6/9/26 (b)(c)	7,000	6,838
BPCE SA:
1.625% 1/14/25 (b)	9,500	9,375
5.203% 1/18/27 (b)	6,000	6,079
Canadian Imperial Bank of Commerce:
3.945% 8/4/25	6,059	6,013
5.926% 10/2/26	6,200	6,374
Citibank NA 4.929% 8/6/26	6,000	6,051
Citigroup, Inc.:
2.014% 1/25/26 (c)	8,000	7,890
3.106% 4/8/26 (c)	6,714	6,626
5.61% 9/29/26 (c)	5,000	5,036
Credit Agricole SA 5.134% 3/11/27 (b)	5,000	5,081
Danske Bank A/S:
5.427% 3/1/28 (b)(c)	5,200	5,299
6.259% 9/22/26 (b)(c)	5,502	5,576
6.466% 1/9/26 (b)(c)	3,260	3,272
DNB Bank ASA 0.856% 9/30/25 (b)(c)	10,000	9,963
HSBC Holdings PLC:
1.645% 4/18/26 (c)	6,806	6,650
5.597% 5/17/28 (c)	7,000	7,151
Huntington National Bank 5.699% 11/18/25 (c)	5,500	5,499
Intesa Sanpaolo SpA 3.25% 9/23/24 (b)	10,000	9,986
JPMorgan Chase & Co.:
4.851% 7/25/28 (c)	10,500	10,594
4.979% 7/22/28 (c)	5,000	5,064
5.04% 1/23/28 (c)	6,000	6,072
5.571% 4/22/28 (c)	3,988	4,088
6.07% 10/22/27 (c)	6,100	6,299
KeyBank NA 4.15% 8/8/25	2,003	1,984
KeyCorp U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.250% 6.5954% 5/23/25 (c)(d)	2,344	2,350
Lloyds Banking Group PLC:
4.716% 8/11/26 (c)	7,515	7,482
5.462% 1/5/28 (c)	5,000	5,082
5.985% 8/7/27 (c)	3,142	3,212
Mitsubishi UFJ Financial Group, Inc.:
0.962% 10/11/25 (c)	8,775	8,734
2.193% 2/25/25	9,124	9,002
Mizuho Financial Group, Inc. 2.651% 5/22/26 (c)	6,307	6,201
Morgan Stanley Bank, West Valley City Utah:
4.754% 4/21/26	4,007	4,023
5.882% 10/30/26	6,100	6,286
NatWest Group PLC 5.847% 3/2/27 (c)	5,500	5,580
NatWest Markets PLC 5.416% 5/17/27 (b)	5,000	5,098
PNC Financial Services Group, Inc.:
5.102% 7/23/27 (c)	7,000	7,059
5.3% 1/21/28 (c)	2,594	2,639
Regions Financial Corp. 2.25% 5/18/25	3,950	3,866
Santander Holdings U.S.A., Inc.:
3.244% 10/5/26	8,000	7,731
5.807% 9/9/26 (c)	3,956	3,972
6.124% 5/31/27 (c)	1,921	1,953
Societe Generale:
2.226% 1/21/26 (b)(c)	10,000	9,873
2.625% 10/16/24 (b)	1,249	1,245
4.351% 6/13/25 (b)	4,500	4,477
The Toronto-Dominion Bank 4.98% 4/5/27	5,000	5,068
Truist Financial Corp.:
4.26% 7/28/26 (c)	5,500	5,450
5.9% 10/28/26 (c)	7,375	7,449
U.S. Bancorp 5.727% 10/21/26 (c)	6,750	6,819
Wells Fargo & Co.:
2.164% 2/11/26 (c)	20,142	19,867
5.707% 4/22/28 (c)	7,000	7,190
		388,510
Capital Markets - 3.3%
Athene Global Funding:
1.716% 1/7/25 (b)	6,500	6,415
5.339% 1/15/27 (b)	3,816	3,862
5.516% 3/25/27 (b)	5,000	5,097
5.684% 2/23/26 (b)	5,200	5,257
Blackstone Private Credit Fund 4.7% 3/24/25	7,096	7,057
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (c)	5,000	4,816
5.706% 2/8/28 (c)	7,100	7,218
Intercontinental Exchange, Inc.:
3.625% 9/1/28 (b)	6,250	6,042
3.65% 5/23/25	4,172	4,133
Morgan Stanley:
4% 7/23/25	6,714	6,669
4.679% 7/17/26 (c)	10,823	10,776
NASDAQ, Inc. 5.65% 6/28/25	1,274	1,280
UBS AG London Branch 1.375% 1/13/25 (b)	5,623	5,543
UBS Group AG 6.373% 7/15/26 (b)(c)	4,600	4,648
		78,813
Consumer Finance - 3.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	2,027	2,014
1.75% 1/30/26	5,724	5,480
6.1% 1/15/27	7,000	7,206
6.45% 4/15/27	5,163	5,372
Ally Financial, Inc. 5.125% 9/30/24	6,284	6,280
American Express Co.:
2.25% 3/4/25	3,469	3,421
5.098% 2/16/28 (c)	5,000	5,067
5.389% 7/28/27 (c)	5,000	5,085
6.338% 10/30/26 (c)	6,200	6,305
Capital One Financial Corp.:
4.985% 7/24/26 (c)	2,457	2,452
7.149% 10/29/27 (c)	6,000	6,289
Ford Motor Credit Co. LLC:
5.8% 3/5/27	6,000	6,091
5.85% 5/17/27	3,000	3,051
6.95% 6/10/26	9,500	9,761
Toyota Motor Credit Corp.:
4.55% 8/7/26	4,427	4,444
5.4% 11/10/25	6,500	6,566
		84,884
Financial Services - 0.7%
Corebridge Financial, Inc. 3.5% 4/4/25	812	804
Corebridge Global Funding:
4.65% 8/20/27 (b)	2,048	2,057
5.75% 7/2/26 (b)	5,200	5,304
Nationwide Building Society 6.557% 10/18/27 (b)(c)	6,100	6,325
The Western Union Co. 2.85% 1/10/25	1,585	1,571
		16,061
Insurance - 1.8%
Aon North America, Inc. 5.125% 3/1/27	7,000	7,127
Equitable Financial Life Global Funding 1.1% 11/12/24 (b)	8,150	8,081
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (b)	3,527	3,397
Jackson National Life Global Funding 5.55% 7/2/27 (b)	3,911	3,995
MassMutual Global Funding II:
4.15% 8/26/25 (b)	5,651	5,621
4.5% 4/10/26 (b)	6,700	6,712
Pacific Life Global Funding II 1.2% 6/24/25 (b)	5,535	5,373
Protective Life Global Funding 3.218% 3/28/25 (b)	1,703	1,684
		41,990
TOTAL FINANCIALS		610,258
HEALTH CARE - 2.1%
Biotechnology - 0.3%
Amgen, Inc. 5.25% 3/2/25	8,000	8,002
Health Care Providers & Services - 0.9%
Centene Corp. 2.45% 7/15/28	2,610	2,388
CVS Health Corp. 5% 2/20/26	7,000	7,020
HCA Holdings, Inc. 5.875% 2/15/26	5,000	5,041
ICON Investments Six Designated Activity 5.809% 5/8/27	5,706	5,853
		20,302
Life Sciences Tools & Services - 0.3%
Revvity, Inc. 0.85% 9/15/24	8,310	8,295
Pharmaceuticals - 0.6%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	6,748	6,670
Haleon UK Capital PLC 3.125% 3/24/25	7,390	7,308
		13,978
TOTAL HEALTH CARE		50,577
INDUSTRIALS - 3.1%
Aerospace & Defense - 0.7%
BAE Systems PLC 5% 3/26/27 (b)	2,027	2,049
L3Harris Technologies, Inc. 5.4% 1/15/27	6,250	6,380
RTX Corp. 5.75% 11/8/26	2,714	2,784
The Boeing Co.:
4.875% 5/1/25	4,713	4,693
6.259% 5/1/27 (b)	513	528
		16,434
Commercial Services & Supplies - 0.4%
Republic Services, Inc. 0.875% 11/15/25	10,000	9,562
Ground Transportation - 0.5%
Canadian Pacific Railway Co. 1.35% 12/2/24	12,296	12,174
Machinery - 0.9%
Daimler Trucks Finance North America LLC:
1.625% 12/13/24 (b)	2,657	2,628
5% 1/15/27 (b)	5,000	5,047
5.125% 9/25/27 (b)	1,874	1,905
5.2% 1/17/25 (b)	2,880	2,879
Ingersoll Rand, Inc. 5.197% 6/15/27	6,900	7,021
		19,480
Passenger Airlines - 0.3%
Delta Air Lines, Inc. 2.9% 10/28/24	7,598	7,557
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd. 2.875% 2/15/25 (b)	7,000	6,909
TOTAL INDUSTRIALS		72,116
INFORMATION TECHNOLOGY - 0.8%
Electronic Equipment, Instruments & Components - 0.0%
Amphenol Corp. 5.05% 4/5/27	1,027	1,046
Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc. 5.05% 7/12/27	7,000	7,107
Microchip Technology, Inc. 0.983% 9/1/24	4,231	4,228
		11,335
Software - 0.3%
Oracle Corp. 5.8% 11/10/25	7,000	7,093
TOTAL INFORMATION TECHNOLOGY		19,474
MATERIALS - 0.3%
Metals & Mining - 0.3%
Glencore Funding LLC 5.338% 4/4/27 (b)	6,000	6,102
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp. 1.3% 9/15/25	2,980	2,868
Crown Castle, Inc. 1.35% 7/15/25	700	679
		3,547
UTILITIES - 1.5%
Electric Utilities - 0.7%
ENEL Finance International NV 5.125% 6/26/29 (b)	5,800	5,888
FirstEnergy Corp.:
1.6% 1/15/26	747	715
2.05% 3/1/25	4,143	4,068
Firstenergy Pennsylvania Elect 5.15% 3/30/26 (b)	2,572	2,581
Florida Power & Light Co. 2.85% 4/1/25	1,893	1,871
Georgia Power Co. 5.004% 2/23/27	1,954	1,985
		17,108
Multi-Utilities - 0.8%
DTE Energy Co.:
4.22% 11/1/24	7,490	7,473
4.95% 7/1/27	1,868	1,888
NiSource, Inc. 0.95% 8/15/25	2,976	2,865
Sempra 3.3% 4/1/25	2,834	2,799
WEC Energy Group, Inc. 5% 9/27/25	2,638	2,644
		17,669
TOTAL UTILITIES		34,777
TOTAL NONCONVERTIBLE BONDS (Cost $1,054,847)		1,058,258

U.S. Treasury Obligations - 26.1%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Treasury Notes:
4.125% 10/31/27	148,176	149,618
4.375% 12/15/26	208,800	211,048
4.5% 4/15/27	135,900	138,146
4.5% 5/15/27	51,000	51,865
4.625% 6/30/26	61,500	62,173
TOTAL U.S. TREASURY OBLIGATIONS (Cost $605,247)		612,850

U.S. Government Agency - Mortgage Securities - 0.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 0.3%
4.5% 3/1/39 to 9/1/49 (e)	5,077	5,044
5.5% 11/1/34	891	916
7.5% 11/1/31	0	0
TOTAL FANNIE MAE		5,960
Freddie Mac - 0.0%
8.5% 5/1/26 to 7/1/28	5	6
Ginnie Mae - 0.0%
7% to 7% 11/15/27 to 8/15/32	86	88
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $6,443)		6,054

Asset-Backed Securities - 19.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Affirm Asset Securitization Trust Series 2024-X1 Class A, 6.27% 5/15/29 (b)	655	656
AIMCO CLO Ltd. Series 2022-12A Class AR, CME Term SOFR 3 Month Index + 1.170% 6.4558% 1/17/32 (b)(c)(d)	4,831	4,836
Ally Auto Receivables Trust Series 2024-1 Class A3, 5.08% 12/15/28	1,107	1,116
American Express Credit Account Master Trust:
Series 2022-4 Class A, 4.95% 10/15/27	4,492	4,505
Series 2023-1 Class A, 4.87% 5/15/28	3,528	3,551
Series 2023-3 Class A, 5.23% 9/15/28	7,149	7,284
AmeriCredit Automobile Receivables Trust Series 2021-3 Class A3, 0.76% 8/18/26	1,470	1,457
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5714% 10/15/32 (b)(c)(d)	2,145	2,145
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.5936% 4/22/31 (b)(c)(d)	6,810	6,836
Ares XXXIV CLO Ltd. Series 2024-2A Class AR3, CME Term SOFR 3 Month Index + 1.320% 6.6058% 4/17/33 (b)(c)(d)	10,151	10,154
ARI Fleet Lease Trust Series 2024-A Class A2, 5.3% 11/15/32 (b)	5,009	5,027
Ari Fleet Lease Trust 2023-B Series 2023-B Class A2, 6.05% 7/15/32 (b)	4,161	4,197
Ari Fleet Lease Trust 2024-B Series 2024-B Class A3, 5.26% 4/15/33 (b)	533	545
Bank of America Credit Card Master Trust:
Series 2023-A1 Class A1, 4.79% 5/15/28	2,564	2,579
Series 2023-A2 Class A2, 4.98% 11/15/28	3,550	3,603
BMW Vechicle Lease Trust Series 2023-1 Class A3, 5.16% 11/25/25	2,618	2,617
BMW Vehicle Lease Trust:
Series 2023-2 Class A3, 5.99% 9/25/26	3,841	3,874
Series 2024-1 Class A3, 4.98% 3/25/27	3,994	4,016
Bofa Auto Trust 2024-1 Series 2024-1A Class A3, 5.35% 11/15/28 (b)	412	419
Capital One Prime Auto Receiva Series 2023-2 Class A3, 5.82% 6/15/28	5,698	5,816
CarMax Auto Owner Trust Series 2021-1 Class A3, 0.34% 12/15/25	87	87
Carmax Auto Owner Trust:
Series 2024-1 Class A3, 4.92% 10/16/28	2,607	2,626
Series 2024-2 Class A3, 5.5% 1/16/29	795	811
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28	1,134	1,159
Carmax Auto Owner Trust 2024-3 Series 2024-3 Class A3, 4.89% 7/16/29	3,341	3,377
Carvana Auto Receivables Trust Series 2021-P3 Class A3, 0.7% 11/10/26	2,263	2,225
Cascade Funding Mortgage Trust Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)	122	121
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6436% 10/20/32 (b)(c)(d)	2,196	2,196
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.663% 7/15/33 (b)(c)(d)	9,276	9,285
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.4952% 7/27/30 (b)(c)(d)	977	978
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	552	542
Chase Auto Owner Trust:
Series 2024-1A Class A3, 5.13% 5/25/29 (b)	1,035	1,049
Series 2024-4A Class A3, 4.94% 7/25/29 (b)	5,082	5,140
Chase Auto Owner Trust 24-3 Series 2024-3A Class A3, 5.22% 7/25/29 (b)	4,136	4,208
Chase Issuance Trust Series 2023-A1 Class A, 5.16% 9/15/28	8,355	8,495
Chesapeake Funding II LLC:
Series 2023 1A Class A1, 5.65% 5/15/35 (b)	3,725	3,748
Series 2023-2A Class A1, 6.16% 10/15/35 (b)	652	662
Series 2024-1A Class A1, 5.52% 5/15/36 (b)	1,169	1,181
Citibank Credit Card Issuance Trust Series 2023-A1 Class A1, 5.23% 12/8/27	2,738	2,757
Citizens Auto Receivables Trust:
Series 2024-1 Class A3, 5.11% 4/17/28 (b)	2,606	2,623
Series 2024-2 Class A3, 5.33% 8/15/28 (b)	1,290	1,306
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, CME Term SOFR 1 Month Index + 0.610% 5.8924% 7/25/34 (c)(d)	113	111
Daimler Trucks Retail Trust 20 Series 2024-1 Class A3, 5.49% 12/15/27	3,751	3,806
Dell Equipment Finance Trust 2:
Series 2023-3 Class A3, 5.93% 4/23/29 (b)	2,908	2,952
Series 2024-1 Class A3, 5.39% 3/22/30 (b)	1,743	1,770
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A3, 5.65% 1/22/29 (b)	2,027	2,041
Dllaa 2023-1A Series 2023-1A Class A3, 5.64% 2/22/28 (b)	502	511
DLLAD Series 2024-1A Class A3, 5.3% 7/20/29 (b)	341	348
Dllmt 2024-1 LLC Series 2024-1A Class A3, 4.84% 8/21/28 (b)	2,090	2,095
Dominos Pizza Master Issuer LLC Series 2016-1A Class A2II, 4.474% 10/25/45 (b)	1,391	1,376
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2021-86A Class A1R, CME Term SOFR 3 Month Index + 1.360% 6.6474% 7/17/34 (b)(c)(d)	1,878	1,881
Enterprise Fleet Financing Series 2024-2 Class A3, 5.61% 4/20/28 (b)	721	738
Enterprise Fleet Financing 202 Series 2024-3 Class A3, 4.98% 8/21/28 (b)	3,645	3,693
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	1,731	1,763
Enterprise Fleet Financing LLC:
Series 2021-2 Class A2, 0.48% 5/20/27 (b)	476	473
Series 2022-3 Class A2, 4.38% 7/20/29 (b)	601	598
Series 2023-1 Class A2, 5.51% 1/22/29 (b)	3,307	3,314
Series 2024-1 Class A2, 5.23% 3/20/30 (b)	6,000	6,036
Finance of America HECM Buyout Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	1,842	1,808
Flatiron Clo 28 Ltd. / Flatiron Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.5866% 7/15/36 (b)(c)(d)	6,430	6,453
Ford Credit Auto Lease Trust Series 2023-B Class A3, 5.91% 10/15/26	5,952	5,993
Ford Credit Auto Owner Trust Series 2023-B Class A3, 5.23% 5/15/28	3,944	3,980
Ford Credit Floorplan Master Owner Trust:
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	4,177	4,200
Series 2024-1 Class A1, 5.29% 4/15/29 (b)	5,336	5,439
GM Financial Automobile Leasing Trust Series 2023-1 Class A3, 5.16% 4/20/26	4,103	4,100
GM Financial Consumer Automobile Receivables Series 2023 2 Class A3, 4.47% 2/16/28	1,678	1,673
GM Financial Consumer Automobile Receivables Trust:
Series 2022-2 Class A3, 3.1% 2/16/27	4,288	4,235
Series 2023-4 Class A3, 5.78% 8/16/28	4,680	4,776
GM Financial Leasing Trust Series 2024-1 Class A3, 5.09% 3/22/27	6,848	6,887
GMF Floorplan Owner Revolving Trust:
Series 2023-1 Class A1, 5.34% 6/15/28 (b)	5,812	5,890
Series 2024-1A Class A1, 5.13% 3/15/29 (b)	5,810	5,917
Harot 2023-4 Series 2023-4 Class A3, 5.67% 6/21/28	4,193	4,274
Huntington Auto Trust Series 2024-1A Class A3, 5.23% 1/16/29 (b)	6,742	6,852
Hyundai Auto Lease Securitizat:
Series 2023-C Class A3, 5.8% 12/15/26 (b)	4,934	4,983
Series 2024-B Class A3, 5.41% 5/17/27 (b)	1,897	1,923
Hyundai Auto Receivables Trust:
Series 2023-C Class A3, 5.54% 10/16/28	3,474	3,541
Series 2024-A Class A3, 4.99% 2/15/29	1,145	1,159
John Deere Owner Trust Series 2024-A Class A3, 4.96% 11/15/28	6,694	6,776
Kubota Credit Owner Trust Series 2024-2A Class A3, 5.26% 11/15/28 (b)	937	955
Magnetite Xxii Ltd. / Magnetite Series 2024-22A Class ARR, CME Term SOFR 3 Month Index + 1.250% 6.5258% 7/15/36 (b)(c)(d)	5,515	5,518
Marlette Funding Trust 2024-1 Series 2024-1A Class A, 5.95% 7/17/34 (b)	331	333
Mercedes-Benz Auto Lease Trust Series 2024-A Class A3, 5.32% 1/18/28	1,209	1,231
Mercedes-Benz Auto Receivables Series 2023-2 Class A3, 5.95% 11/15/28	2,683	2,745
Merchants Fleet Funding LLC Series 2024-1A Class A, 5.82% 4/20/37 (b)	1,084	1,098
Neuberger Berman Ln Advisers N Series 2024-50A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.533% 7/23/36 (b)(c)(d)	5,829	5,832
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5474% 7/17/32 (b)(c)(d)	8,390	8,398
Nissan Auto Receivables 2023-B Series 2023-B Class A3, 5.93% 3/15/28	3,185	3,241
Nissan Master Owner Trust Receiva Series 2024-B Class A, 5.05% 2/15/29 (b)	2,023	2,048
OneMain Direct Auto Receivables Trust Series 2021-1A Class A, 0.87% 7/14/28 (b)	3,643	3,558
Palmer Square Loan Funding 202 Series 2024-3A Class A1, CME Term SOFR 3 Month Index + 1.080% 6.4166% 8/8/32 (b)(c)(d)	3,588	3,589
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.19% 5/20/29 (b)(c)(d)	584	584
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 Month Index + 1.050% 6.3514% 4/15/30 (b)(c)(d)	3,216	3,216
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6374% 1/25/36 (c)(d)	56	55
Porsche Financial Auto Securitization Trust Series 2023-2A Class A3, 5.79% 1/22/29 (b)	2,531	2,560
Prpm 2021-5, LLC Series 2021-5 Class A1, 4.793% 6/25/26 (b)(c)	3,604	3,555
Rr 16 Ltd. Series 2021-16A Class A1, CME Term SOFR 3 Month Index + 1.370% 6.673% 7/15/36 (b)(c)(d)	3,071	3,071
Sbna Auto Lease Trust Series 2024-B Class A3, 5.56% 11/22/27 (b)	1,081	1,097
Sfs Auto Receivables Securitiz Series 2023-1A Class A3, 5.47% 10/20/28 (b)	6,331	6,399
Sfs Auto Receivables Securitization Trust:
Series 2024-1A Class A3, 4.95% 5/21/29 (b)	1,998	2,010
Series 2024-2A Class A3, 5.33% 11/20/29 (b)	616	628
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (b)	142	142
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.623% 7/15/32 (b)(c)(d)	6,342	6,348
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.583% 1/15/34 (b)(c)(d)	6,950	6,953
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.3232% 11/18/30 (b)(c)(d)	2,672	2,674
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.493% 7/15/30 (b)(c)(d)	5,681	5,686
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2524% 9/25/34 (c)(d)	135	137
Tesla Series 2024-A Class A3, 5.3% 6/21/27 (b)	2,554	2,572
Tesla Auto Lease Trust 2023-B Series 2023-B Class A3, 6.13% 9/21/26 (b)	6,355	6,411
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	1,215	1,219
Tesla Electric Vehicle Trust 2023-1 Series 2023-1 Class A3, 5.38% 6/20/28 (b)	2,816	2,864
TMUST Series 2024-1A Class A, 5.05% 9/20/29 (b)	4,785	4,832
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (b)	4,906	4,774
Toyota Auto Receivables 2023-D Series 2023-D Class A3, 5.54% 8/15/28	3,430	3,500
Toyota Lease Owner Trust Series 2024-A Class A3, 5.25% 4/20/27 (b)	1,153	1,164
Toyota Lease Owner Trust 2023- Series 2023-B Class A3, 5.66% 11/20/26 (b)	5,372	5,432
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.1359% 4/6/42 (b)(c)(d)	261	184
Upstart Securitization Trust Series 2022-1 Class A, 3.12% 3/20/32 (b)	355	354
Upstart Securitization Trust 2 Series 2023-3 Class A, 6.9% 10/20/33 (b)	2,554	2,577
Usaa Auto Owner Trust 2023-A Series 2023-A Class A3, 5.58% 5/15/28 (b)	6,021	6,079
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 5.2891% 12/26/50 (b)	153	152
Series 2021-NPL2 Class A1, 5.115% 3/27/51 (b)	1,797	1,793
Series 2021-NPL3 Class A1, 4.743% 5/25/51 (b)(c)	2,040	2,019
Verizon Master Trust:
Series 2021-2 Class A, 0.99% 4/20/28	8,190	8,142
Series 2023-5 Class A1A, 5.61% 9/8/28	5,000	5,041
Volkswagen Auto Lease Trust 20 Series 2023-A Class A3, 5.81% 10/20/26	6,180	6,237
Volkswagen Auto Loan Enhanced:
Series 2023-1 Class A3, 5.02% 6/20/28	2,893	2,911
Series 2023-2 Class A3, 5.48% 12/20/28	4,052	4,139
Voya Clo 2022-1 Ltd. / Voya Clo Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.250% 0% 4/20/35 (b)(c)(d)	4,340	4,340
Wells Fargo Card Issuance Trust Series 2024-A1 Class A, 4.94% 2/15/29	5,860	5,953
Wheels Fleet Lease Funding 1 L:
Series 2023-2A Class A, 6.46% 8/18/38 (b)	5,378	5,415
Series 2024-1A Class A1, 5.49% 2/18/39 (b)	5,534	5,589
Series 2024-2A Class A1, 4.87% 6/21/39 (b)	1,604	1,611
World Omni Auto Receivables Trust:
Series 2023-D Class A3, 5.79% 2/15/29	3,825	3,914
Series 2024-A Class A3, 4.86% 3/15/29	6,000	6,055
Series 2024-B Class A3, 5.27% 9/17/29	2,815	2,872
World Omni Auto Trust 2024-C Series 2024-C Class A3, 4.43% 12/17/29	3,458	3,459
World Omni Automobile Lease Se Series 2024-A Class A3, 5.26% 10/15/27	2,588	2,628
TOTAL ASSET-BACKED SECURITIES (Cost $448,661)		452,067

Collateralized Mortgage Obligations - 1.8%
	Principal Amount (a) (000s)	Value ($) (000s)
Private Sponsor - 1.5%
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/66 (b)	4,010	3,557
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	223	221
Cfmt 2024-Hb15 LLC sequential payer Series 2024-HB15 Class A, 4% 8/25/34 (b)(c)	456	447
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (b)(c)	825	789
CFMT LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	2,891	2,857
Csmc Trust sequential payer Series 2021-RPL9 Class A1, 2.4364% 2/25/61 (b)	5,985	5,996
GCAT Trust sequential payer Series 2021-NQM7 Class A1, 1.915% 8/25/66 (b)	2,081	1,878
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 2.25% 7/25/67 (b)(c)	4,799	4,768
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 4.6696% 8/25/61 (b)	1,720	1,672
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (b)	1,730	1,584
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	187	182
Ocwen Loan Invest Trust Series 2024-HB1 Class A, 3% 2/25/37 (b)	137	133
Preston Ridge Partners Mortgage Trust:
sequential payer Series 2021-8 Class A1, 1.743% 9/25/26 (b)(c)	4,030	3,957
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	708	644
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)	916	830
PRET LLC Series 2022-RN1 Class A1, 3.721% 7/25/51 (b)	3,060	3,046
Prpm 2024-Rpl2 LLC Series 2024-RPL2 Class A1, 3.5% 5/25/54 (b)(c)	2,585	2,491
RMF Buyout Issuance Trust sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	441	436
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	30	30
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, CME Term SOFR 6 Month Index + 1.300% 6.5772% 7/20/34 (c)(d)	1	1
TOTAL PRIVATE SPONSOR		35,519
U.S. Government Agency - 0.3%
Fannie Mae:
floater Series 2015-27 Class KF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7633% 5/25/45 (c)(d)	1,917	1,903
sequential payer Series 2001-40 Class Z, 6% 8/25/31	29	30
Series 2016-27:
Class HK, 3% 1/25/41	2,320	2,218
Class KG, 3% 1/25/40	1,038	991
Series 2016-42 Class FL, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.8133% 7/25/46 (c)(d)	2,080	2,070
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	229	229
TOTAL U.S. GOVERNMENT AGENCY		7,441
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,310)		42,960

Commercial Mortgage Securities - 5.4%
	Principal Amount (a) (000s)	Value ($) (000s)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.487% 1/15/39 (b)(c)(d)	1,838	1,812
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	2,246	2,089
Benchmark Mortgage Trust sequential payer Series 2021-B31 Class A1, 1.357% 12/15/54	3,434	3,281
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.2015% 9/15/26 (b)(c)(d)	4,272	4,154
BLP Commercial Mortgage Trust sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.679% 3/15/41 (b)(c)(d)	1,013	1,008
BMP floater Series 2024-MF23 Class A, CME Term SOFR 1 Month Index + 1.370% 6.7088% 6/15/41 (b)(c)(d)	1,308	1,303
BPR Trust floater Series 2022-OANA Class A, CME Term SOFR 1 Month Index + 1.890% 7.2349% 4/15/37 (b)(c)(d)	6,214	6,222
BX Commercial Mortgage Trust:
floater:
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0874% 10/15/26 (b)(c)(d)	3,149	3,106
Series 2021-PAC Class A, CME Term SOFR 1 Month Index + 0.800% 6.1406% 10/15/36 (b)(c)(d)	3,704	3,668
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.1038% 5/15/38 (b)(c)(d)	2,451	2,425
Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3498% 2/15/39 (b)(c)(d)	3,544	3,511
Series 2023-XL3 Class A, CME Term SOFR 1 Month Index + 1.760% 7.0983% 12/9/40 (b)(c)(d)	1,350	1,353
floater sequential payer:
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3833% 4/15/34 (b)(c)(d)	2,025	2,006
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1215% 6/15/38 (b)(c)(d)	3,185	3,150
BX Commercial Mortgage Trust 2024-Xl4 floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7789% 2/15/39 (b)(c)(d)	2,335	2,332
BX Commercial Mtg Trust floater Series 2024-MDHS Class A, 6.9782% 5/15/41 (b)(c)	2,901	2,896
BX Trust floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.3015% 11/15/38 (b)(c)(d)	3,386	3,353
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.5019% 8/15/39 (b)(c)(d)	1,505	1,506
Series 2024-CNYN Class A, CME Term SOFR 1 Month Index + 1.440% 6.7788% 4/15/41 (b)(c)(d)	3,472	3,456
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (b)	7,445	7,158
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	4,350	4,051
Citigroup Commercial Mortgage Trust sequential payer Series 2016-GC36 Class AAB, 3.368% 2/10/49	867	855
COMM Mortgage Trust sequential payer:
Series 2015 LC19 Class A3, 2.922% 2/10/48	899	898
Series 2020-SBX Class A, 1.67% 1/10/38 (b)	6,921	5,984
Credit Suisse Mortgage Trust sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	594	566
CSAIL 2018-CX12 Commercial Mortgage Trust sequential payer Series 2018-CX12 Class ASB, 4.1628% 8/15/51	2,626	2,571
CSMC Trust Series 2017-CHOP Class A, PRIME RATE - 2.300% 6.194% 7/15/32 (b)(c)(d)	1,788	1,745
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1525% 11/15/38 (b)(c)(d)	5,014	4,948
Extended Stay America Trust floater Series 2021-ESH Class A, CME Term SOFR 1 Month Index + 1.190% 6.5315% 7/15/38 (b)(c)(d)	1,582	1,575
GS Mortgage Securities Trust:
floater Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.4015% 10/15/36 (b)(c)(d)	2,194	2,161
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	3,843	3,672
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.610% 6.9515% 9/15/29 (b)(c)(d)	1,259	1,183
Series 2013-LC11 Class A/S, 3.216% 4/15/46	1,025	937
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6321% 5/15/39 (b)(c)(d)	4,992	4,884
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 3/15/38 (b)(c)(d)	2,722	2,672
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 7/15/38 (b)(c)(d)	1,937	1,916
Morgan Stanley BAML Trust sequential payer Series 2016-C28:
Class A3, 3.272% 1/15/49	1,640	1,606
Class ASB, 3.288% 1/15/49	646	640
Morgan Stanley Capital I Trust sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	4,896	4,688
Open Trust 2023-Air sequential payer Series 2023-AIR Class A, CME Term SOFR 1 Month Index + 3.080% 8.426% 10/15/28 (b)(c)(d)	1,380	1,392
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9355% 10/15/36 (b)(c)(d)	4,964	4,882
SREIT Trust floater Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1822% 11/15/38 (b)(c)(d)	3,218	3,179
Voya CLO Ltd. floater Series 2024-2A Class AR, CME Term SOFR 3 Month Index + 1.200% 6.482% 7/20/32 (b)(c)(d)	8,000	8,001
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2015-LC22 Class ASB, 3.571% 9/15/58	888	881
Series 2017-RC1 Class ASB, 3.453% 1/15/60	1,680	1,655
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $130,915)		127,331

Bank Notes - 0.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Citibank NA 5.438% 4/30/26	5,000	5,073
Goldman Sachs Bank U.S.A. 5.283% 3/18/27 (c)	8,200	8,262
TOTAL BANK NOTES (Cost $13,200)		13,335

Money Market Funds - 1.2%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (f) (Cost $28,291)	28,285,029	28,291

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $2,331,914)	2,341,146
NET OTHER ASSETS (LIABILITIES) - 0.2%	4,863
NET ASSETS - 100.0%	2,346,009

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,794	Dec 2024	372,339	(447)	(447)

The notional amount of futures purchased as a percentage of Net Assets is 15.9%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $334,969,000.

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $723,433,000 or 30.8% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,113,000.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	22,073	845,509	839,291	1,207	-	-	28,291	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	-	388,832	388,832	6	-	-	-	0.0%
Total	22,073	1,234,341	1,228,123	1,213	-	-	28,291

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,058,258	-	1,058,258	-

U.S. Government and Government Agency Obligations	612,850	-	612,850	-

U.S. Government Agency - Mortgage Securities	6,054	-	6,054	-

Asset-Backed Securities	452,067	-	452,067	-

Collateralized Mortgage Obligations	42,960	-	42,960	-

Commercial Mortgage Securities	127,331	-	127,331	-

Bank Notes	13,335	-	13,335	-

Money Market Funds	28,291	28,291	-	-
Total Investments in Securities:	2,341,146	28,291	2,312,855	-
Derivative Instruments: Liabilities
Futures Contracts	(447)	(447)	-	-
Total Liabilities	(447)	(447)	-	-
Total Derivative Instruments:	(447)	(447)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	0	(447)
Total Interest Rate Risk	0	(447)
Total Value of Derivatives	0	(447)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,303,623)	$2,312,855
Fidelity Central Funds (cost $28,291)	28,291

Total Investment in Securities (cost $2,331,914)		$2,341,146
Receivable for investments sold		15,166
Receivable for fund shares sold		2,595
Interest receivable		21,860
Distributions receivable from Fidelity Central Funds		97
Receivable from investment adviser for expense reductions		6
Other receivables		8
Total assets		2,380,878
Liabilities
Payable for investments purchased	$29,675
Payable for fund shares redeemed	3,376
Distributions payable	886
Accrued management fee	390
Distribution and service plan fees payable	47
Payable for daily variation margin on futures contracts	280
Other affiliated payables	206
Other payables and accrued expenses	9
Total liabilities		34,869
Net Assets		$2,346,009
Net Assets consist of:
Paid in capital		$2,409,003
Total accumulated earnings (loss)		(62,994)
Net Assets		$2,346,009

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($187,396 ÷ 22,075 shares)(a)		$8.49
Maximum offering price per share (100/98.50 of $8.49)		$8.62
Class M :
Net Asset Value and redemption price per share ($48,081 ÷ 5,664 shares)(a)		$8.49
Maximum offering price per share (100/98.50 of $8.49)		$8.62
Class C :
Net Asset Value and offering price per share ($20,715 ÷ 2,451 shares)(a)		$8.45
Short-Term Bond :
Net Asset Value, offering price and redemption price per share ($1,703,484 ÷ 200,755 shares)		$8.49
Class I :
Net Asset Value, offering price and redemption price per share ($177,640 ÷ 20,925 shares)		$8.49
Class Z :
Net Asset Value, offering price and redemption price per share ($208,693 ÷ 24,597 shares)		$8.48
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended August 31, 2024 Amounts in thousands
Investment Income
Interest		$97,631
Income from Fidelity Central Funds (including $6 from security lending)		1,213
Total income		98,844
Expenses
Management fee	$4,743
Transfer agent fees	2,511
Distribution and service plan fees	596
Independent trustees' fees and expenses	7
Total expenses before reductions	7,857
Expense reductions	(113)
Total expenses after reductions		7,744
Net Investment income (loss)		91,100
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(8,959)
Futures contracts	1,449
Total net realized gain (loss)		(7,510)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	71,057
Futures contracts	(1,455)
Total change in net unrealized appreciation (depreciation)		69,602
Net gain (loss)		62,092
Net increase (decrease) in net assets resulting from operations		$153,192
Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$91,100	$68,802
Net realized gain (loss)	(7,510)	(51,681)
Change in net unrealized appreciation (depreciation)	69,602	43,351
Net increase (decrease) in net assets resulting from operations	153,192	60,472
Distributions to shareholders	(91,761)	(59,658)

Share transactions - net increase (decrease)	(198,634)	(312,235)
Total increase (decrease) in net assets	(137,203)	(311,421)

Net Assets
Beginning of period	2,483,212	2,794,633
End of period	$2,346,009	$2,483,212

Financial Highlights
Fidelity Advisor® Short-Term Bond Fund Class A

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.27	$8.73	$8.89	$8.72
Income from Investment Operations
Net investment income (loss) A,B	.307	.199	.061	.082	.153
Net realized and unrealized gain (loss)	.222	(.027)	(.441)	(.065)	.168
Total from investment operations	.529	.172	(.380)	.017	.321
Distributions from net investment income	(.309)	(.172)	(.054)	(.118)	(.151)
Distributions from net realized gain	-	-	(.026)	(.059)	-
Total distributions	(.309)	(.172)	(.080)	(.177)	(.151)
Net asset value, end of period	$8.49	$8.27	$8.27	$8.73	$8.89
Total Return C,D	6.52%	2.10%	(4.38)%	.20%	3.73%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.59%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.50%	.59%	.65%	.65%	.65%
Expenses net of all reductions	.50%	.59%	.65%	.65%	.65%
Net investment income (loss)	3.67%	2.41%	.72%	.93%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$187	$190	$225	$234	$222
Portfolio turnover rate G	68%	49%	52%	64% H	67% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Short-Term Bond Fund Class M

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.27	$8.73	$8.89	$8.72
Income from Investment Operations
Net investment income (loss) A,B	.306	.198	.060	.082	.152
Net realized and unrealized gain (loss)	.222	(.027)	(.441)	(.065)	.169
Total from investment operations	.528	.171	(.381)	.017	.321
Distributions from net investment income	(.308)	(.171)	(.053)	(.118)	(.151)
Distributions from net realized gain	-	-	(.026)	(.059)	-
Total distributions	(.308)	(.171)	(.079)	(.177)	(.151)
Net asset value, end of period	$8.49	$8.27	$8.27	$8.73	$8.89
Total Return C,D	6.51%	2.09%	(4.39)%	.19%	3.72%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.51%	.60%	.65%	.65%	.66%
Expenses net of fee waivers, if any	.51%	.60%	.65%	.65%	.66%
Expenses net of all reductions	.51%	.60%	.65%	.65%	.66%
Net investment income (loss)	3.66%	2.40%	.71%	.93%	1.74%
Supplemental Data
Net assets, end of period (in millions)	$48	$50	$57	$67	$73
Portfolio turnover rate G	68%	49%	52%	64% H	67% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Short-Term Bond Fund Class C

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.24	$8.24	$8.72	$8.88	$8.72
Income from Investment Operations
Net investment income (loss) A,B	.234	.127	(.012)	.007	.078
Net realized and unrealized gain (loss)	.212	(.027)	(.437)	(.058)	.158
Total from investment operations	.446	.100	(.449)	(.051)	.236
Distributions from net investment income	(.236)	(.100)	(.005)	(.050)	(.076)
Distributions from net realized gain	-	-	(.026)	(.059)	-
Total distributions	(.236)	(.100)	(.031)	(.109)	(.076)
Net asset value, end of period	$8.45	$8.24	$8.24	$8.72	$8.88
Total Return C,D	5.50%	1.23%	(5.17)%	(.58)%	2.73%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.36%	1.45%	1.51%	1.51%	1.51%
Expenses net of fee waivers, if any	1.36%	1.45%	1.51%	1.51%	1.51%
Expenses net of all reductions	1.36%	1.45%	1.51%	1.51%	1.51%
Net investment income (loss)	2.81%	1.55%	(.15)%	.08%	.89%
Supplemental Data
Net assets, end of period (in millions)	$21	$29	$27	$33	$43
Portfolio turnover rate G	68%	49%	52%	64% H	67% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Short-Term Bond Fund

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.27	$8.73	$8.88	$8.72
Income from Investment Operations
Net investment income (loss) A,B	.323	.215	.078	.100	.171
Net realized and unrealized gain (loss)	.223	(.027)	(.442)	(.055)	.158
Total from investment operations	.546	.188	(.364)	.045	.329
Distributions from net investment income	(.326)	(.188)	(.070)	(.136)	(.169)
Distributions from net realized gain	-	-	(.026)	(.059)	-
Total distributions	(.326)	(.188)	(.096)	(.195)	(.169)
Net asset value, end of period	$8.49	$8.27	$8.27	$8.73	$8.88
Total Return C	6.73%	2.31%	(4.19)%	.51%	3.82%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.30%	.39%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.30%	.39%	.45%	.45%	.45%
Expenses net of all reductions	.30%	.39%	.45%	.45%	.45%
Net investment income (loss)	3.87%	2.61%	.91%	1.13%	1.95%
Supplemental Data
Net assets, end of period (in millions)	$1,703	$1,807	$2,086	$2,568	$4,420
Portfolio turnover rate F	68%	49%	52%	64% G	67% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Short-Term Bond Fund Class I

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.27	$8.73	$8.89	$8.72
Income from Investment Operations
Net investment income (loss) A,B	.324	.212	.073	.095	.166
Net realized and unrealized gain (loss)	.222	(.026)	(.441)	(.065)	.168
Total from investment operations	.546	.186	(.368)	.030	.334
Distributions from net investment income	(.326)	(.186)	(.066)	(.131)	(.164)
Distributions from net realized gain	-	-	(.026)	(.059)	-
Total distributions	(.326)	(.186)	(.092)	(.190)	(.164)
Net asset value, end of period	$8.49	$8.27	$8.27	$8.73	$8.89
Total Return C	6.73%	2.28%	(4.24)%	.34%	3.88%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.35%	.44%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.30%	.42%	.50%	.50%	.50%
Expenses net of all reductions	.30%	.42%	.50%	.50%	.50%
Net investment income (loss)	3.87%	2.57%	.86%	1.08%	1.89%
Supplemental Data
Net assets, end of period (in millions)	$178	$215	$253	$269	$291
Portfolio turnover rate F	68%	49%	52%	64% G	67% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Short-Term Bond Fund Class Z

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.27	$8.73	$8.88	$8.72
Income from Investment Operations
Net investment income (loss) A,B	.327	.221	.085	.107	.178
Net realized and unrealized gain (loss)	.213	(.027)	(.441)	(.055)	.159
Total from investment operations	.540	.194	(.356)	.052	.337
Distributions from net investment income	(.330)	(.194)	(.078)	(.143)	(.177)
Distributions from net realized gain	-	-	(.026)	(.059)	-
Total distributions	(.330)	(.194)	(.104)	(.202)	(.177)
Net asset value, end of period	$8.48	$8.27	$8.27	$8.73	$8.88
Total Return C	6.66%	2.38%	(4.10)%	.60%	3.91%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.25%	.34%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.25%	.31%	.36%	.36%	.36%
Expenses net of all reductions	.25%	.31%	.36%	.36%	.36%
Net investment income (loss)	3.92%	2.68%	1.00%	1.22%	2.04%
Supplemental Data
Net assets, end of period (in millions)	$209	$193	$146	$155	$118
Portfolio turnover rate F	68%	49%	52%	64% G	67% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended August 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A,Class M, Class C, Short-Term Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Short-Term Bond Fund	$8

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,237
Gross unrealized depreciation	(11,832)
Net unrealized appreciation (depreciation)	$11,405
Tax Cost	$2,329,741

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(74,060)
Net unrealized appreciation (depreciation) on securities and other investments	$11,405

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(29,529)
Long-term	(44,531)
Total capital loss carryforward	$(74,060)

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$91,761	$ 59,658
Total	$91,761	$ 59,658

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short-Term Bond Fund	786,315	933,163

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, transfer agent fees, distribution and service plan fees and certain other expenses such as proxy and shareholder meeting expenses.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.15%	279	19
Class M	- %	.15%	74	- A
Class C	.75%	.25%	243	41
			596	60
A     Amount represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	52
Class M	4
Class CA	1
57

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Short-Term Bond and Class Z. FIIOC receives an asset-based fee of Short Term Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount ($)	% of Class-Level Average Net Assets
Class A	278.15
Class M	78.16
Class C	39.16
Short-Term Bond	1,703.10
Class I	311.15
Class Z	102.05
	2,511

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Short-Term Bond Fund	1	-	-

9. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class I	.30%	106

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2024	Year ended August 31, 2023
Fidelity Short-Term Bond Fund
Distributions to shareholders
Class A	$6,889	$4,386
Class M	1,808	1,099
Class C	684	360
Short-Term Bond	66,347	44,751
Class I	7,991	5,263
Class Z	8,042	3,799
Total	$91,761	$59,658

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2024	Year ended August 31, 2023	Year ended August 31, 2024	Year ended August 31, 2023
Fidelity Short-Term Bond Fund
Class A
Shares sold	12,371	10,503	$103,422	$86,499
Reinvestment of distributions	780	480	6,524	3,959
Shares redeemed	(14,059)	(15,259)	(117,492)	(125,709)
Net increase (decrease)	(908)	(4,276)	$(7,546)	$(35,251)
Class M
Shares sold	1,642	753	$13,744	$6,218
Reinvestment of distributions	207	127	1,734	1,049
Shares redeemed	(2,222)	(1,767)	(18,605)	(14,573)
Net increase (decrease)	(373)	(887)	$(3,127)	$(7,306)
Class C
Shares sold	662	1,841	$5,504	$15,068
Reinvestment of distributions	78	42	650	350
Shares redeemed	(1,755)	(1,659)	(14,584)	(13,593)
Net increase (decrease)	(1,015)	224	$(8,430)	$1,825
Short-Term Bond
Shares sold	37,501	46,451	$313,266	$381,360
Reinvestment of distributions	6,962	4,364	58,214	36,001
Shares redeemed	(62,251)	(84,602)	(519,756)	(696,693)
Net increase (decrease)	(17,788)	(33,787)	$(148,276)	$(279,332)
Class I
Shares sold	13,973	17,125	$116,723	$140,866
Reinvestment of distributions	912	611	7,622	5,044
Shares redeemed	(19,891)	(22,379)	(166,351)	(184,522)
Net increase (decrease)	(5,006)	(4,643)	$(42,006)	$(38,612)
Class Z
Shares sold	9,690	14,415	$80,716	$118,682
Reinvestment of distributions	717	357	5,994	2,948
Shares redeemed	(9,106)	(9,140)	(75,959)	(75,189)
Net increase (decrease)	1,301	5,632	$10,751	$46,441

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Credit Risk.
The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 25.37% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $61,697,588 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $91,760,684 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703606.127
STP-ANN-1024
Fidelity® SAI Sustainable Core Plus Bond Fund

Annual Report
August 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Sustainable Core Plus Bond Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Corporate Bonds - 25.7%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
DISH Network Corp. 3.375% 8/15/26		28,000	17,432
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Wayfair LLC 0.625% 10/1/25		3,000	2,828
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
MKS Instruments, Inc. 1.25% 6/1/30 (b)		6,000	6,177
Wolfspeed, Inc. 1.875% 12/1/29		28,000	10,674
			16,851
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp. 0.25% 6/15/26		4,000	3,400
Redfin Corp. 0.5% 4/1/27		31,000	21,235
			24,635
UTILITIES - 0.0%
Electric Utilities - 0.0%
PG&E Corp. 4.25% 12/1/27 (b)		3,000	3,201
Independent Power and Renewable Electricity Producers - 0.0%
NextEra Energy Partners LP 2.5% 6/15/26 (b)		6,000	5,535
Sunnova Energy International, Inc.:
0.25% 12/1/26		10,000	7,574
2.625% 2/15/28		2,000	1,291
			14,400
TOTAL UTILITIES			17,601

TOTAL CONVERTIBLE BONDS			79,347
Nonconvertible Bonds - 25.6%
COMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.0%
Altice France SA 5.125% 7/15/29 (b)		59,000	41,164
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (b)		8,000	7,939
Frontier Communications Holdings LLC 8.75% 5/15/30 (b)		9,000	9,479
IHS Holding Ltd.:
5.625% 11/29/26(b)		13,000	12,626
6.25% 11/29/28(b)		4,000	3,678
Iliad Holding SAS:
7% 10/15/28(b)		1,000	1,015
8.5% 4/15/31(b)		38,000	40,267
Level 3 Financing, Inc.:
3.875% 10/15/30(b)		1,000	680
4% 4/15/31(b)		18,000	12,060
4.5% 4/1/30(b)		21,000	15,394
11% 11/15/29(b)		2,061	2,259
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (b)		15,000	9,327
Sitios Latinoamerica S.A.B. de CV 5.375% 4/4/32 (b)		10,000	9,490
TELUS Corp. 3.4% 5/13/32		200,000	179,871
Verizon Communications, Inc. 5.05% 5/9/33		445,000	452,948
Zayo Group Holdings, Inc. 4% 3/1/27 (b)		10,000	8,728
			806,925
Entertainment - 0.3%
The Walt Disney Co. 2.65% 1/13/31		140,000	126,129
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	100,000	114,495
			240,624
Media - 0.9%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		25,000	23,439
Altice Financing SA 5.75% 8/15/29 (b)		28,000	21,569
Altice France Holding SA 6% 2/15/28 (b)		8,000	2,577
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 1/15/34(b)		43,000	34,676
4.75% 2/1/32(b)		42,000	36,596
5.375% 6/1/29(b)		15,000	14,228
5.5% 5/1/26(b)		44,000	43,888
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
5.05% 3/30/29		20,000	19,797
6.1% 6/1/29		41,000	42,360
6.55% 6/1/34		22,000	22,790
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27(b)		19,000	18,561
7.5% 6/1/29(b)		22,000	18,551
7.875% 4/1/30(b)		20,000	20,897
9% 9/15/28(b)		26,000	27,637
CSC Holdings LLC:
3.375% 2/15/31(b)		47,000	30,223
4.625% 12/1/30(b)		29,000	11,339
DISH DBS Corp.:
5.75% 12/1/28(b)		11,000	8,463
5.875% 11/15/24		2,000	1,941
DISH Network Corp. 11.75% 11/15/27 (b)		18,000	18,302
LCPR Senior Secured Financing DAC:
5.125% 7/15/29(b)		4,000	3,230
6.75% 10/15/27(b)		10,000	9,143
Mcgraw-Hill Education, Inc. 8% 8/1/29 (b)		7,000	6,971
Outfront Media Capital LLC / Corp. 7.375% 2/15/31 (b)		5,000	5,314
Univision Communications, Inc.:
7.375% 6/30/30(b)		21,000	20,157
8% 8/15/28(b)		5,000	5,059
8.5% 7/31/31(b)		30,000	29,940
VTR Finance BV 6.375% 7/15/28 (b)		4,000	3,660
Warnermedia Holdings, Inc.:
4.279% 3/15/32		200,000	174,830
5.141% 3/15/52		141,000	107,244
Ziggo Bond Co. BV 6% 1/15/27 (b)		5,000	4,986
			788,368
Wireless Telecommunication Services - 0.1%
AXIAN Telecom 7.375% 2/16/27 (b)		8,000	7,983
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)		30,000	29,534
Millicom International Cellular SA 4.5% 4/27/31 (b)		3,000	2,668
			40,185
TOTAL COMMUNICATION SERVICES			1,876,102

CONSUMER DISCRETIONARY - 2.0%
Automobile Components - 0.1%
Macquarie AirFinance Holdings:
6.4% 3/26/29(b)		10,000	10,407
6.5% 3/26/31(b)		10,000	10,544
8.375% 5/1/28(b)		5,000	5,298
ZF North America Capital, Inc.:
4.75% 4/29/25(b)		10,000	9,912
6.75% 4/23/30(b)		5,000	5,140
			41,301
Automobiles - 0.2%
General Motors Co. 5.4% 10/15/29		100,000	102,361
McLaren Finance PLC 7.5% 8/1/26 (b)		7,000	6,149
Rivian Holdco & Rivian LLC & Rivian Automotive LLC CME Term SOFR 6 Month Index + 6.050% 11.3595% 10/15/26 (b)(c)(d)		40,000	40,003
			148,513
Broadline Retail - 0.0%
Kohl's Corp. 4.25% 7/17/25		3,000	2,971
Nordstrom, Inc. 4.375% 4/1/30		8,000	7,347
			10,318
Diversified Consumer Services - 0.1%
Sotheby's 7.375% 10/15/27 (b)		25,000	23,874
StoneMor, Inc. 8.5% 5/15/29 (b)		11,000	9,788
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)		59,000	58,729
			92,391
Hotels, Restaurants & Leisure - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 6.125% 6/15/29 (b)		5,000	5,106
Aramark Services, Inc.:
5% 4/1/25(b)		10,000	9,980
5% 2/1/28(b)		5,000	4,904
Carnival Corp. 6% 5/1/29 (b)		73,000	73,326
ClubCorp Holdings, Inc. 8.5% 9/15/25 (b)		22,000	20,460
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32(b)		31,000	27,786
5.875% 4/1/29(b)		5,000	5,095
6.125% 4/1/32(b)		5,000	5,126
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	100,000	123,690
Life Time, Inc.:
5.75% 1/15/26(b)		11,000	11,002
8% 4/15/26(b)		46,000	46,693
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)		27,000	25,455
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27(b)		7,000	7,012
5.5% 4/1/28(b)		71,000	71,548
6% 2/1/33(b)		10,000	10,244
6.25% 3/15/32(b)		15,000	15,491
Station Casinos LLC 6.625% 3/15/32 (b)		5,000	5,100
Yum! Brands, Inc. 4.625% 1/31/32		19,000	18,008
			486,026
Household Durables - 0.0%
Beazer Homes U.S.A., Inc. 7.5% 3/15/31 (b)		5,000	5,090
Landsea Homes Corp. 8.875% 4/1/29 (b)		4,000	4,140
LGI Homes, Inc. 8.75% 12/15/28 (b)		1,000	1,065
Newell Brands, Inc. 6.875% 4/1/36 (e)		2,000	1,902
TRI Pointe Homes, Inc.:
5.25% 6/1/27		4,000	3,980
5.7% 6/15/28		5,000	5,030
			21,207
Leisure Products - 0.0%
Amer Sports Co. 6.75% 2/16/31 (b)		17,000	17,276
Specialty Retail - 0.7%
Arko Corp. 5.125% 11/15/29 (b)		1,000	888
Bath & Body Works, Inc. 6.95% 3/1/33		8,000	8,003
Carvana Co.:
4.875% 9/1/29(b)		5,000	4,205
5.625% 10/1/25(b)		11,000	10,753
12% 12/1/28 pay-in-kind(b)(c)		4,471	4,641
13% 6/1/30 pay-in-kind(b)(c)		3,383	3,612
14% 6/1/31 pay-in-kind(b)(c)		21,284	24,240
Champions Financing, Inc. 8.75% 2/15/29 (b)		11,000	11,282
Group 1 Automotive, Inc. 6.375% 1/15/30 (b)		5,000	5,087
Hudson Automotive Group 8% 5/15/32 (b)		5,000	5,274
LBM Acquisition LLC 6.25% 1/15/29 (b)		22,000	19,887
Lowe's Companies, Inc.:
3.75% 4/1/32		130,000	122,153
4.25% 4/1/52		130,000	106,630
Michaels Companies, Inc. 5.25% 5/1/28 (b)		4,000	3,141
Sally Holdings LLC 6.75% 3/1/32		10,000	10,201
Staples, Inc.:
10.75% 9/1/29(b)		11,000	10,361
12.75% 1/15/30(b)		14,058	10,865
The Home Depot, Inc. 3.25% 4/15/32		130,000	119,993
TJX Companies, Inc. 3.875% 4/15/30		120,000	117,280
			598,496
Textiles, Apparel & Luxury Goods - 0.3%
Crocs, Inc. 4.125% 8/15/31 (b)		23,000	20,673
Tapestry, Inc.:
3.05% 3/15/32		200,000	167,433
7% 11/27/26		14,000	14,441
7.05% 11/27/25		5,000	5,093
7.35% 11/27/28		23,000	24,125
7.7% 11/27/30		24,000	25,555
7.85% 11/27/33		24,000	25,681
			283,001
TOTAL CONSUMER DISCRETIONARY			1,698,529

CONSUMER STAPLES - 0.8%
Beverages - 0.0%
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)		15,000	14,834
Consumer Staples Distribution & Retail - 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 4.875% 2/15/30 (b)		11,000	10,751
Alimentation Couche-Tard, Inc. 3.625% 5/13/51 (b)		150,000	110,550
C&S Group Enterprises LLC 5% 12/15/28 (b)		15,000	11,331
KeHE Distributor / Nextwave 9% 2/15/29 (b)		17,000	17,736
Performance Food Group, Inc. 4.25% 8/1/29 (b)		6,000	5,662
Sigma Holdco BV 7.875% 5/15/26 (b)		17,000	16,769
U.S. Foods, Inc. 4.625% 6/1/30 (b)		8,000	7,658
United Natural Foods, Inc. 6.75% 10/15/28 (b)		3,000	2,818
Walgreens Boots Alliance, Inc. 8.125% 8/15/29		5,000	5,006
			188,281
Food Products - 0.4%
Darling Ingredients, Inc. 6% 6/15/30 (b)		5,000	5,061
General Mills, Inc. 2.25% 10/14/31		350,000	299,976
Post Holdings, Inc.:
4.5% 9/15/31(b)		10,000	9,305
4.625% 4/15/30(b)		6,000	5,702
6.25% 2/15/32(b)		5,000	5,128
6.375% 3/1/33(b)		35,000	35,256
			360,428
Household Products - 0.2%
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	100,000	112,237
Resideo Funding, Inc. 6.5% 7/15/32 (b)		15,000	15,271
			127,508
TOTAL CONSUMER STAPLES			691,051

ENERGY - 0.8%
Energy Equipment & Services - 0.1%
Archrock Partners LP / Archrock Partners Finance Corp.:
6.25% 4/1/28(b)		12,000	12,051
6.625% 9/1/32(b)		5,000	5,062
Nabors Industries, Inc. 8.875% 8/15/31 (b)		5,000	5,010
Oceaneering International, Inc. 6% 2/1/28		33,000	33,431
Vallourec SA 7.5% 4/15/32 (b)		38,000	40,015
Viridien 8.75% 4/1/27 (b)		32,000	30,657
			126,226
Oil, Gas & Consumable Fuels - 0.7%
California Resources Corp.:
7.125% 2/1/26(b)		12,000	12,047
8.25% 6/15/29(b)		17,000	17,534
Canacol Energy Ltd. 5.75% 11/24/28 (b)		14,000	8,068
CNX Midstream Partners LP 4.75% 4/15/30 (b)		23,000	21,452
CNX Resources Corp.:
6% 1/15/29(b)		9,000	9,025
7.25% 3/1/32(b)		5,000	5,235
7.375% 1/15/31(b)		5,000	5,225
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/33 (b)		10,000	10,804
CVR Energy, Inc. 5.75% 2/15/28 (b)		6,000	5,658
EG Global Finance PLC 12% 11/30/28 (b)		38,000	41,451
Energean Israel Finance Ltd. 5.375% 3/30/28 (Reg. S) (b)		3,000	2,710
Energean PLC 6.5% 4/30/27 (b)		15,000	14,807
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29		25,000	25,179
Golar LNG Ltd. 7% 10/20/25 (b)		7,000	6,995
Gran Tierra Energy, Inc. 9.5% 10/15/29 (b)		10,000	9,719
Harbour Energy PLC 5.5% 10/15/26 (b)		20,000	19,853
Kosmos Energy Ltd.:
7.5% 3/1/28(b)		4,000	3,875
7.75% 5/1/27(b)		1,000	989
MEG Energy Corp. 5.875% 2/1/29 (b)		97,000	96,052
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)		5,000	4,524
New Fortress Energy, Inc.:
6.5% 9/30/26(b)		59,000	51,072
6.75% 9/15/25(b)		19,000	18,528
Northern Oil & Gas, Inc. 8.125% 3/1/28 (b)		23,000	23,516
Permian Resources Operating LLC 5.875% 7/1/29 (b)		6,000	6,000
Prairie Acquiror LP 9% 8/1/29 (b)		14,000	14,643
Southwestern Energy Co. 5.375% 3/15/30		6,000	5,948
Sunoco LP/Sunoco Finance Corp. 4.5% 5/15/29		76,000	72,968
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 3/1/27 (b)		32,000	31,910
Tullow Oil PLC:
7% 3/1/25(b)		9,000	8,769
10.25% 5/15/26(b)		8,000	7,742
			562,298
TOTAL ENERGY			688,524

FINANCIALS - 7.1%
Banks - 4.0%
AIB Group PLC 2.875% 5/30/31 (Reg. S) (c)	EUR	100,000	108,355
Banco Bilbao Vizcaya Argentaria SA %	EUR	100,000	109,059
Bank of America Corp.:
2.456% 10/22/25(c)		410,000	408,242
2.687% 4/22/32(c)		70,000	61,485
5.015% 7/22/33(c)		198,000	200,307
6.204% 11/10/28(c)		25,000	26,203
Barclays PLC 0.577% 8/9/29 (Reg. S) (c)	EUR	100,000	98,840
BNP Paribas SA 4.042% 1/10/32 (Reg. S) (c)	EUR	100,000	112,645
BPCE SA 3.875% 1/11/29 (Reg. S)	EUR	100,000	111,959
Citigroup, Inc.:
2.014% 1/25/26(c)		260,000	256,435
4.91% 5/24/33(c)		254,000	252,643
Citizens Financial Group, Inc. 5.718% 7/23/32 (c)		91,000	92,885
Cooperatieve Rabobank UA 1% 1/19/34 (Reg. S)	EUR	100,000	88,557
HAT Holdings I LLC/HAT Holdings II LLC:
3.375% 6/15/26(b)		33,000	31,613
8% 6/15/27(b)		23,000	24,099
HSBC Holdings PLC 3% 5/29/30 (c)	GBP	100,000	119,712
ING Groep NV:
1.4% 7/1/26(b)(c)		200,000	194,027
4.5% 5/23/29 (Reg. S)(c)	EUR	100,000	114,499
JPMorgan Chase & Co.:
2.963% 1/25/33(c)		70,000	61,985
4.586% 4/26/33(c)		224,000	221,113
4.912% 7/25/33(c)		26,000	26,143
KBC Group NV 4.375% 4/19/30 (Reg. S) (c)	EUR	100,000	114,796
Lloyds Banking Group PLC 4.75% 9/21/31 (Reg. S) (c)	EUR	100,000	117,217
NatWest Group PLC 4.771% 2/16/29 (Reg. S) (c)	EUR	100,000	115,213
Nordea Bank Abp 2.5% 5/23/29 (Reg. S)	EUR	100,000	107,001
Santander Holdings U.S.A., Inc.:
5.807% 9/9/26(c)		31,000	31,122
6.499% 3/9/29(c)		27,000	28,150
Societe Generale 0.625% 12/2/27 (Reg. S) (c)	EUR	100,000	103,662
UniCredit SpA:
5.459% 6/30/35(b)(c)		1,000	976
5.861% 6/19/32(b)(c)		4,000	3,991
Western Alliance Bancorp. 3% 6/15/31 (c)		15,000	13,565
			3,356,499
Capital Markets - 1.7%
AssuredPartners, Inc. 7.5% 2/15/32 (b)		5,000	5,100
Coinbase Global, Inc. 3.625% 10/1/31 (b)		5,000	4,120
Goldman Sachs Group, Inc.:
3.102% 2/24/33(c)		152,000	134,452
3.615% 3/15/28(c)		130,000	126,911
Hightower Holding LLC 9.125% 1/31/30 (b)		10,000	10,355
Morgan Stanley:
0.864% 10/21/25(c)		270,000	268,222
2.943% 1/21/33(c)		70,000	61,562
4.889% 7/20/33(c)		313,000	312,244
5.32% 7/19/35(c)		300,000	306,449
State Street Corp. 3.031% 11/1/34 (c)		200,000	182,870
VFH Parent LLC / Valor Co-Issuer, Inc. 7.5% 6/15/31 (b)		5,000	5,187
			1,417,472
Consumer Finance - 0.3%
Ally Financial, Inc.:
2.2% 11/2/28		140,000	125,557
5.75% 11/20/25		5,000	5,013
Capstone Borrower, Inc. 8% 6/15/30 (b)		5,000	5,266
Encore Capital Group, Inc. 8.5% 5/15/30 (b)		15,000	15,696
OneMain Finance Corp. 3.875% 9/15/28		88,000	81,038
PRA Group, Inc. 8.875% 1/31/30 (b)		5,000	5,168
SLM Corp. 4.2% 10/29/25		10,000	9,884
			247,622
Financial Services - 0.3%
Block, Inc.:
3.5% 6/1/31		128,000	115,542
6.5% 5/15/32(b)		20,000	20,740
GGAM Finance Ltd.:
6.875% 4/15/29(b)		5,000	5,160
7.75% 5/15/26(b)		5,000	5,130
8% 2/15/27(b)		20,000	20,850
8% 6/15/28(b)		20,000	21,379
Global Aircraft Leasing Co. Ltd. 8.75% 9/1/27 (b)		8,000	8,080
Gn Bondco LLC 9.5% 10/15/31 (b)		6,000	6,107
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 6.75% 8/15/32 (b)		20,000	20,633
			223,621
Insurance - 0.8%
AIA Group Ltd. 3.375% 4/7/30 (b)		200,000	188,443
Equitable Financial Life Global Funding 1.3% 7/12/26 (b)		200,000	188,338
Marsh & McLennan Companies, Inc. 2.375% 12/15/31		210,000	181,390
Swiss Re Finance Luxembourg SA 2.534% 4/30/50 (Reg. S) (c)	EUR	100,000	103,919
			662,090
Mortgage Real Estate Investment Trusts - 0.0%
Rithm Capital Corp.:
6.25% 10/15/25(b)		2,000	1,996
8% 4/1/29(b)		5,000	4,976
Starwood Property Trust, Inc.:
3.625% 7/15/26(b)		2,000	1,925
3.75% 12/31/24(b)		11,000	10,901
4.75% 3/15/25		1,000	993
7.25% 4/1/29(b)		20,000	20,818
			41,609
TOTAL FINANCIALS			5,948,913

HEALTH CARE - 1.8%
Biotechnology - 0.3%
Amgen, Inc. 3% 2/22/29		260,000	245,481
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		25,000	18,562
Grifols SA % (b)		9,000	8,549
			272,592
Health Care Equipment & Supplies - 0.1%
AdaptHealth LLC 5.125% 3/1/30 (b)		30,000	27,430
Embecta Corp. 5% 2/15/30 (b)		2,000	1,803
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (b)		10,000	10,308
			39,541
Health Care Providers & Services - 1.0%
Akumin, Inc. 8% 8/1/28 (b)		23,000	19,090
AMN Healthcare 4% 4/15/29 (b)		20,000	18,656
CHS/Community Health Systems, Inc.:
4.75% 2/15/31(b)		110,000	93,822
5.25% 5/15/30(b)		24,000	21,519
6.125% 4/1/30(b)		3,000	2,376
6.875% 4/15/29(b)		17,000	14,629
10.875% 1/15/32(b)		1,000	1,083
Cigna Group 3.4% 3/15/51		150,000	106,324
DaVita, Inc.:
3.75% 2/15/31(b)		37,000	32,934
6.875% 9/1/32(b)		15,000	15,346
Encompass Health Corp. 4.625% 4/1/31		10,000	9,469
Humana, Inc.:
3.7% 3/23/29		130,000	125,481
5.75% 12/1/28		110,000	114,917
LifePoint Health, Inc.:
5.375% 1/15/29(b)		25,000	23,335
10% 6/1/32(b)		5,000	5,427
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)		2,000	1,431
Owens & Minor, Inc. 6.625% 4/1/30 (b)		6,000	5,807
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		26,000	24,863
Prime Healthcare Services 9.375% 9/1/29 (b)		5,000	5,040
Radiology Partners, Inc. 7.775% 1/31/29 pay-in-kind (b)(c)		15,210	14,621
Surgery Center Holdings, Inc. 7.25% 4/15/32 (b)		10,000	10,503
Tenet Healthcare Corp. 6.125% 10/1/28		163,000	163,300
U.S. Acute Care Solutions 9.75% 5/15/29 (b)		4,000	4,092
			834,065
Health Care Technology - 0.0%
IQVIA, Inc.:
5% 10/15/26(b)		5,000	4,965
5% 5/15/27(b)		10,000	9,928
			14,893
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc. 3.75% 3/15/29 (b)		3,000	2,811
Pharmaceuticals - 0.4%
AstraZeneca Finance LLC 1.75% 5/28/28		140,000	128,229
Bristol-Myers Squibb Co. 2.95% 3/15/32		70,000	62,889
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
5.125% 4/30/31(b)		25,000	23,414
6.75% 5/15/34(b)		5,000	5,182
Zoetis, Inc. 2% 5/15/30		140,000	122,185
			341,899
TOTAL HEALTH CARE			1,505,801

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.2%
Bombardier, Inc.:
6% 2/15/28(b)		87,000	87,046
7% 6/1/32(b)		5,000	5,205
7.25% 7/1/31(b)		5,000	5,248
Spirit Aerosystems, Inc. 9.75% 11/15/30 (b)		5,000	5,596
TransDigm, Inc.:
4.875% 5/1/29		6,000	5,802
5.5% 11/15/27		5,000	4,956
6.375% 3/1/29(b)		30,000	30,917
6.625% 3/1/32(b)		5,000	5,200
			149,970
Air Freight & Logistics - 0.0%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (b)		6,000	5,730
Rand Parent LLC 8.5% 2/15/30 (b)		28,000	28,000
			33,730
Building Products - 0.2%
Advanced Drain Systems, Inc. 6.375% 6/15/30 (b)		5,000	5,082
Builders FirstSource, Inc. 6.375% 3/1/34 (b)		20,000	20,533
Carrier Global Corp.:
2.493% 2/15/27		130,000	124,601
5.9% 3/15/34		4,000	4,315
6.2% 3/15/54		2,000	2,268
Cornerstone Building Brands, Inc. 6.125% 1/15/29 (b)		8,000	6,673
EMRLD Borrower LP / Emerald Co. 6.75% 7/15/31 (b)		5,000	5,152
MasterBrand, Inc. 7% 7/15/32 (b)		4,000	4,120
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (b)		11,000	10,329
			183,073
Commercial Services & Supplies - 0.3%
APX Group, Inc.:
5.75% 7/15/29(b)		40,000	39,632
6.75% 2/15/27(b)		2,000	2,004
Artera Services LLC 8.5% 2/15/31 (b)		95,000	95,108
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)		31,000	33,777
Cimpress PLC 7% 6/15/26		1,000	997
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)		3,000	2,996
Reworld Holding Corp. 4.875% 12/1/29 (b)		90,000	83,512
Williams Scotsman, Inc. 6.625% 6/15/29 (b)		20,000	20,649
			278,675
Construction & Engineering - 0.1%
AECOM 5.125% 3/15/27		44,000	44,042
ATP Tower Holdings LLC/Andean Tower Partners 4.05% 4/27/26 (b)		12,000	11,481
Railworks Holdings LP 8.25% 11/15/28 (b)		10,000	10,217
			65,740
Electrical Equipment - 0.0%
Atkore, Inc. 4.25% 6/1/31 (b)		8,000	7,261
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)		5,000	4,012
Sensata Technologies BV 4% 4/15/29 (b)		8,000	7,532
			18,805
Ground Transportation - 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.375% 3/1/29(b)		5,000	4,581
5.75% 7/15/27(b)		38,000	37,129
Uber Technologies, Inc.:
4.5% 8/15/29(b)		103,000	101,016
8% 11/1/26(b)		2,000	2,007
			144,733
Industrial Conglomerates - 0.4%
Honeywell International, Inc. 1.75% 9/1/31		140,000	118,177
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.25% 10/1/25 (b)		2,000	1,993
Trane Technologies Financing Ltd.:
3.8% 3/21/29		130,000	126,649
5.25% 3/3/33		50,000	51,835
			298,654
Machinery - 0.2%
Chart Industries, Inc. 9.5% 1/1/31 (b)		5,000	5,431
Otis Worldwide Corp. 2.565% 2/15/30		140,000	126,437
TK Elevator Holdco GmbH 7.625% 7/15/28 (b)		7,000	7,010
			138,878
Marine Transportation - 0.0%
Seaspan Corp. 5.5% 8/1/29 (b)		8,000	7,620
Passenger Airlines - 0.0%
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 11% 4/15/29 (b)		15,125	15,394
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% 9/20/31 (b)		5,000	4,942
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (b)		5,000	3,123
			23,459
Trading Companies & Distributors - 0.0%
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)		5,000	5,135
FLY Leasing Ltd. 7% 10/15/24 (b)		1,000	994
Foundation Building Materials, Inc. 6% 3/1/29 (b)		20,000	17,943
United Rentals North America, Inc. 6.125% 3/15/34 (b)		10,000	10,215
			34,287
Transportation Infrastructure - 0.2%
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	100,000	119,938
TOTAL INDUSTRIALS			1,497,562

INFORMATION TECHNOLOGY - 1.2%
Communications Equipment - 0.1%
HTA Group Ltd. 7.5% 6/4/29 (b)		57,000	57,368
IHS Netherlands Holdco BV 8% 9/18/27 (b)		15,000	14,953
ViaSat, Inc. 5.625% 9/15/25 (b)		10,000	9,900
			82,221
Electronic Equipment, Instruments & Components - 0.1%
CPI CG, Inc. 10% 7/15/29 (b)		5,000	5,259
Dell International LLC/EMC Corp. 6.2% 7/15/30		110,000	118,545
Insight Enterprises, Inc. 6.625% 5/15/32 (b)		5,000	5,176
Lightning Power LLC 7.25% 8/15/32 (b)		5,000	5,166
TTM Technologies, Inc. 4% 3/1/29 (b)		8,000	7,550
			141,696
IT Services - 0.1%
Ahead DB Holdings LLC 6.625% 5/1/28 (b)		10,000	9,594
Amentum Escrow Corp. 7.25% 8/1/32 (b)		5,000	5,228
Cogent Communications Group, Inc. 7% 6/15/27 (b)		10,000	10,116
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		41,000	38,122
Unisys Corp. 6.875% 11/1/27 (b)		5,000	4,680
Virtusa Corp. 7.125% 12/15/28 (b)		4,000	3,765
			71,505
Semiconductors & Semiconductor Equipment - 0.5%
Entegris, Inc.:
3.625% 5/1/29(b)		92,000	84,706
5.95% 6/15/30(b)		66,000	66,895
Micron Technology, Inc. 2.703% 4/15/32		140,000	119,941
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.5% 5/11/31		140,000	120,599
ON Semiconductor Corp. 3.875% 9/1/28 (b)		2,000	1,901
			394,042
Software - 0.3%
Cloud Software Group, Inc.:
6.5% 3/31/29(b)		17,000	16,758
8.25% 6/30/32(b)		30,000	31,411
9% 9/30/29(b)		33,000	33,213
Elastic NV 4.125% 7/15/29 (b)		42,000	39,131
Gen Digital, Inc.:
5% 4/15/25(b)		19,000	18,927
7.125% 9/30/30(b)		21,000	21,940
NCR Voyix Corp. 5.125% 4/15/29 (b)		6,000	5,884
Open Text Corp.:
3.875% 2/15/28(b)		7,000	6,637
3.875% 12/1/29(b)		36,000	33,189
Open Text Holdings, Inc.:
4.125% 2/15/30(b)		5,000	4,643
4.125% 12/1/31(b)		6,000	5,463
Rackspace Finance LLC 3.5% 5/15/28 (b)		3,340	1,510
UKG, Inc. 6.875% 2/1/31 (b)		5,000	5,172
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)		2,000	1,828
			225,706
Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman:
4.125% 1/15/31		26,000	23,605
4.75% 1/1/25		10,000	9,954
5.75% 12/1/34		4,000	4,002
8.25% 12/15/29		5,000	5,420
Western Digital Corp.:
2.85% 2/1/29		16,000	14,355
3.1% 2/1/32		18,000	15,146
4.75% 2/15/26		1,000	991
			73,473
TOTAL INFORMATION TECHNOLOGY			988,643

MATERIALS - 1.3%
Chemicals - 0.6%
Axalta Coating Systems LLC 3.375% 2/15/29 (b)		6,000	5,564
Consolidated Energy Finance SA 12% 2/15/31 (b)		17,000	16,732
Herens HoldCo Sarl 4.75% 5/15/28 (b)		3,000	2,616
International Flavors & Fragrances, Inc. 2.3% 11/1/30 (b)		150,000	130,056
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(c)		17,762	14,565
Linde Finance BV 0.55% 5/19/32 (Reg. S)	EUR	100,000	91,208
Methanex Corp.:
5.125% 10/15/27		27,000	26,577
5.65% 12/1/44		54,000	48,233
NOVA Chemicals Corp.:
4.25% 5/15/29(b)		4,000	3,648
5.25% 6/1/27(b)		10,000	9,871
8.5% 11/15/28(b)		5,000	5,331
9% 2/15/30(b)		5,000	5,371
Olin Corp. 5% 2/1/30		17,000	16,433
Olympus Water U.S. Holding Corp.:
6.25% 10/1/29(b)		46,000	43,207
9.75% 11/15/28(b)		4,000	4,261
SCIH Salt Holdings, Inc. 6.625% 5/1/29 (b)		2,000	1,914
The Chemours Co. LLC 4.625% 11/15/29 (b)		63,000	55,422
			481,009
Construction Materials - 0.0%
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)		17,000	17,219
Containers & Packaging - 0.3%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29(b)		41,000	35,332
6% 6/15/27(b)		17,000	16,950
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26(b)		3,000	2,587
5.25% 8/15/27(b)		1,000	602
Ball Corp. 6% 6/15/29		5,000	5,145
Berry Global, Inc. 5.625% 7/15/27 (b)		47,000	46,928
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29(b)		10,000	9,986
6.875% 1/15/30(b)		5,000	5,018
8.75% 4/15/30(b)		12,000	11,973
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		11,000	10,896
Graphic Packaging International, Inc.:
4.75% 7/15/27(b)		6,000	5,902
6.375% 7/15/32(b)		44,000	44,987
Owens-Brockway Glass Container, Inc. 7.375% 6/1/32 (b)		3,000	3,014
Sealed Air Corp. 6.5% 7/15/32 (b)		20,000	20,458
Sealed Air Corp./Sealed Air Corp. U.S. 7.25% 2/15/31 (b)		5,000	5,254
			225,032
Metals & Mining - 0.4%
ATI, Inc.:
4.875% 10/1/29		40,000	38,787
7.25% 8/15/30		5,000	5,310
Cleveland-Cliffs, Inc. 7% 3/15/32 (b)		5,000	5,021
Eldorado Gold Corp. 6.25% 9/1/29 (b)		35,000	34,571
ERO Copper Corp. 6.5% 2/15/30 (b)		46,000	44,827
First Quantum Minerals Ltd. 6.875% 10/15/27 (b)		48,000	47,475
FMG Resources August 2006 Pty Ltd. 6.125% 4/15/32 (b)		66,000	65,915
HudBay Minerals, Inc.:
4.5% 4/1/26(b)		5,000	4,931
6.125% 4/1/29(b)		5,000	5,046
Mineral Resources Ltd. 8.5% 5/1/30 (b)		76,000	79,033
			330,916
Paper & Forest Products - 0.0%
Mercer International, Inc. 5.125% 2/1/29		11,000	8,992
TOTAL MATERIALS			1,063,168

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.6%
Alexandria Real Estate Equities, Inc. 2% 5/18/32		220,000	178,737
Boston Properties, Inc.:
2.45% 10/1/33		220,000	171,215
6.75% 12/1/27		17,000	17,769
Brixmor Operating Partnership LP 5.75% 2/15/35		180,000	186,285
Corporate Office Properties LP 2% 1/15/29		150,000	131,925
Hudson Pacific Properties LP 5.95% 2/15/28		108,000	96,465
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29		10,000	7,690
5% 10/15/27		70,000	59,411
5.25% 8/1/26		6,000	5,644
Omega Healthcare Investors, Inc. 3.25% 4/15/33		4,000	3,385
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer 7% 2/1/30 (b)		5,000	5,125
Prologis LP 2.875% 11/15/29		200,000	185,582
Regency Centers LP 5.1% 1/15/35		32,000	32,101
SBA Communications Corp. 3.125% 2/1/29		2,000	1,840
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (b)		61,000	44,687
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
10.5% 2/15/28(b)		15,000	15,391
10.5% 2/15/28(b)		19,000	19,495
VICI Properties LP:
5.75% 4/1/34		2,000	2,060
6.125% 4/1/54		5,000	5,100
WP Carey, Inc. 2.45% 2/1/32		220,000	184,763
			1,354,670
Real Estate Management & Development - 0.4%
Anywhere Real Estate Group LLC 7% 4/15/30 (b)		3,200	2,837
CBRE Group, Inc. 2.5% 4/1/31		140,000	120,654
Howard Hughes Corp. 4.375% 2/1/31 (b)		17,000	15,238
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)		12,000	8,613
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.125% 8/1/30 (b)		44,000	43,482
Vonovia SE 0.625% 3/24/31 (Reg. S)	EUR	100,000	90,628
			281,452
TOTAL REAL ESTATE			1,636,122

UTILITIES - 4.5%
Electric Utilities - 2.2%
Consolidated Edison Co. of New York, Inc.:
3.35% 4/1/30		190,000	180,828
5.375% 5/15/34		200,000	208,598
DPL, Inc.:
4.125% 7/1/25		2,000	1,963
4.35% 4/15/29		73,000	68,251
Duke Energy Carolinas LLC 3.95% 11/15/28		170,000	168,050
Duke Energy Corp. 5.45% 6/15/34		200,000	206,061
EnBW International Finance BV 3.85% 5/23/30 (Reg. S)	EUR	100,000	114,261
ENEL Finance International NV:
0.875% 1/17/31 (Reg. S)	EUR	100,000	94,872
5.125% 6/26/29(b)		200,000	203,018
NextEra Energy Partners LP:
4.5% 9/15/27(b)		2,000	1,932
7.25% 1/15/29(b)		5,000	5,235
Northern States Power Co. 2.25% 4/1/31		265,000	230,889
Oncor Electric Delivery Co. LLC 4.15% 6/1/32		130,000	125,513
PG&E Corp. 5% 7/1/28		19,000	18,609
SSE PLC 1.75% 4/16/30 (Reg. S)	EUR	100,000	101,601
Wisconsin Electric Power Co. 4.75% 9/30/32		125,000	126,975
			1,856,656
Independent Power and Renewable Electricity Producers - 0.9%
RWE AG 3.625% 1/10/32 (Reg. S)	EUR	100,000	111,077
Sunnova Energy Corp. 5.875% 9/1/26 (b)		48,000	45,094
TerraForm Power Operating LLC % (b)		8,000	7,555
The AES Corp.:
1.375% 1/15/26		140,000	133,350
2.45% 1/15/31		527,000	449,417
			746,493
Multi-Utilities - 1.4%
Algonquin Power & Utilities Corp. 4.75% 1/18/82 (c)		25,000	23,215
Dominion Energy, Inc. 2.25% 8/15/31		409,000	347,534
E.ON SE 0.625% 11/7/31 (Reg. S)	EUR	100,000	92,603
NiSource, Inc.:
1.7% 2/15/31		370,000	307,407
5.35% 4/1/34		150,000	153,117
Puget Energy, Inc. 4.224% 3/15/32		255,000	235,142
			1,159,018
TOTAL UTILITIES			3,762,167

TOTAL NONCONVERTIBLE BONDS			21,356,582
TOTAL CORPORATE BONDS (Cost $21,479,512)			21,435,929

U.S. Treasury Obligations - 49.3%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.85% 1/23/25	3,500,000	3,434,433
U.S. Treasury Bonds:
2.25% 5/15/41 (f)	133,000	101,096
2.25% 2/15/52	2,410,000	1,621,384
3.25% 5/15/42	100,000	87,133
3.375% 8/15/42	600,000	530,906
3.625% 2/15/53	182,000	163,253
3.625% 5/15/53	110,000	98,738
4% 11/15/42	225,000	217,090
4.125% 8/15/53	570,000	559,736
4.25% 2/15/54	3,810,000	3,824,883
4.5% 2/15/44	85,000	87,125
4.625% 5/15/54	1,280,000	1,368,000
U.S. Treasury Notes:
3.75% 12/31/28	600,000	599,930
3.75% 5/31/30	16,000	15,974
3.75% 12/31/30	35,000	34,900
3.875% 12/31/27	700,000	702,212
4% 1/31/29	1,350,000	1,363,658
4% 7/31/29	2,080,000	2,104,322
4% 2/15/34	1,581,000	1,590,881
4.125% 3/31/31	1,975,000	2,011,414
4.125% 7/31/31	4,433,000	4,515,035
4.25% 6/30/29	1,130,000	1,154,921
4.25% 2/28/31	480,000	492,225
4.25% 6/30/31	3,320,000	3,407,150
4.375% 11/30/28	800,000	819,281
4.375% 5/15/34	893,000	925,371
4.5% 11/15/33	1,385,000	1,447,920
4.625% 9/30/28	1,100,000	1,135,578
4.625% 4/30/29	15,000	15,560
4.625% 4/30/31	2,180,000	2,283,720
4.625% 5/31/31	2,640,000	2,765,813
4.875% 10/31/28	1,600,000	1,668,063
TOTAL U.S. TREASURY OBLIGATIONS (Cost $40,951,188)		41,147,705

U.S. Government Agency - Mortgage Securities - 27.0%
	Principal Amount (a)	Value ($)
Fannie Mae - 3.9%
1.5% 12/1/35 to 9/1/36	169,468	150,090
2% 6/1/35 to 3/1/51	622,244	545,680
2.5% 10/1/51 to 5/1/52	348,849	298,334
3% 10/1/51 to 5/1/52	514,197	459,042
3.5% 12/1/46 to 1/1/50	350,701	332,312
4% 1/1/51 to 4/1/52	65,388	62,705
4.5% 10/1/52	97,596	95,006
5% 12/1/52 to 1/1/54	504,792	501,181
5.5% 4/1/54 to 6/1/54	145,555	146,699
6% 11/1/53 to 6/1/54	351,502	358,840
6.5% 10/1/53 to 6/1/54	324,413	334,524
TOTAL FANNIE MAE		3,284,413
Freddie Mac - 1.7%
1.5% 11/1/35 to 4/1/51	364,902	305,066
2% 4/1/42	260,862	226,377
2.5% 7/1/36 to 12/1/51	353,734	311,656
3% 5/1/35 to 6/1/52	239,663	218,914
3.5% 7/1/42 to 11/1/47	140,597	133,269
4% 10/1/52	41,072	39,438
4.5% 11/1/52	90,947	88,533
5% 12/1/52	44,000	44,188
TOTAL FREDDIE MAC		1,367,441
Ginnie Mae - 6.8%
2% 10/20/50 to 2/20/52	952,880	801,991
2% 9/1/54 (g)	50,000	42,097
2% 9/1/54 (g)	100,000	84,195
2% 9/1/54 (g)	100,000	84,195
2% 9/1/54 (g)	50,000	42,097
2% 9/1/54 (g)	100,000	84,195
2% 9/1/54 (g)	50,000	42,097
2% 9/1/54 (g)	200,000	168,389
2% 10/1/54 (g)	100,000	84,288
2.5% 8/20/51 to 5/20/52	694,811	606,988
3% 9/1/54 (g)	25,000	22,608
3% 9/1/54 (g)	75,000	67,824
3% 9/1/54 (g)	250,000	226,079
3% 9/1/54 (g)	50,000	45,216
3% 9/1/54 (g)	50,000	45,216
3% 9/1/54 (g)	50,000	45,216
3% 9/1/54 (g)	50,000	45,216
3% 9/1/54 (g)	150,000	135,647
3% 10/1/54 (g)	100,000	90,502
3% 10/1/54 (g)	150,000	135,753
3.5% 9/1/54 (g)	150,000	139,594
3.5% 9/1/54 (g)	75,000	69,797
3.5% 9/1/54 (g)	50,000	46,531
3.5% 9/1/54 (g)	75,000	69,797
4% 10/20/52	96,037	91,717
4% 9/1/54 (g)	150,000	143,334
4.5% 4/20/53	95,929	93,931
5% 9/1/54 (g)	100,000	99,789
5% 9/1/54 (g)	50,000	49,894
5% 9/1/54 (g)	50,000	49,894
5% 9/1/54 (g)	50,000	49,894
5% 10/1/54 (g)	100,000	99,648
5% 10/1/54 (g)	100,000	99,648
5% 10/1/54 (g)	50,000	49,824
5.5% 9/1/54 (g)	50,000	50,320
5.5% 10/1/54 (g)	25,000	25,154
6% 9/1/54 (g)	400,000	405,801
6% 9/1/54 (g)	500,000	507,251
6% 10/1/54 (g)	400,000	405,629
6.5% 9/1/54 (g)	50,000	51,049
6.5% 9/1/54 (g)	75,000	76,574
6.5% 9/1/54 (g)	75,000	76,574
TOTAL GINNIE MAE		5,651,453
Uniform Mortgage Backed Securities - 14.6%
2% 9/1/39 (g)	300,000	271,289
2% 9/1/39 (g)	50,000	45,215
2% 10/1/39 (g)	200,000	181,109
2% 9/1/54 (g)	2,250,000	1,840,254
2% 9/1/54 (g)	300,000	245,367
2% 9/1/54 (g)	300,000	245,367
2% 9/1/54 (g)	250,000	204,473
2% 9/1/54 (g)	100,000	81,789
2% 9/1/54 (g)	850,000	695,207
2% 10/1/54 (g)	1,100,000	900,883
2% 10/1/54 (g)	1,250,000	1,023,730
2.5% 9/1/54 (g)	850,000	724,592
2.5% 9/1/54 (g)	300,000	255,738
2.5% 9/1/54 (g)	250,000	213,115
2.5% 9/1/54 (g)	250,000	213,115
2.5% 9/1/54 (g)	175,000	149,181
2.5% 10/1/54 (g)	1,100,000	938,824
3% 9/1/54 (g)	650,000	576,291
3% 9/1/54 (g)	150,000	132,990
3% 10/1/54 (g)	550,000	488,104
3.5% 9/1/54 (g)	475,000	437,204
4% 9/1/54 (g)	475,000	450,452
4% 9/1/54 (g)	50,000	47,416
4.5% 9/1/54 (g)	125,000	121,646
5.5% 9/1/54 (g)	500,000	503,418
5.5% 9/1/54 (g)	100,000	100,684
5.5% 9/1/54 (g)	250,000	251,709
6% 9/1/54 (g)	50,000	50,920
6% 9/1/54 (g)	250,000	254,600
6% 9/1/54 (g)	200,000	203,680
6% 9/1/54 (g)	350,000	356,439
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		12,204,801
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $22,083,869)		22,508,108

Asset-Backed Securities - 5.5%
	Principal Amount (a)	Value ($)
Aimco Series 2024-BA Class ARR, CME Term SOFR 3 Month Index + 1.500% 6.7861% 4/16/37 (b)(c)(d)	250,000	250,746
Aimco Clo 21 Ltd. / Aimco Clo 2 Series 2024-21A Class A1, CME Term SOFR 3 Month Index + 1.500% 6.8251% 4/18/37 (b)(c)(d)	250,000	251,114
AIMCO CLO Ltd. Series 2024-11A Class A1R2, CME Term SOFR 3 Month Index + 1.340% 6.5839% 7/17/37 (b)(c)(d)	250,000	249,996
Allegro Clo Xii Ltd. Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.440% 6.7236% 7/21/37 (b)(c)(d)	250,000	250,375
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.782% 7/20/35 (b)(c)(d)	250,000	250,159
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.5762% 4/25/34 (b)(c)(d)	250,000	250,018
Blueberry Park Clo Ltd. Series 2024-1A Class A, CME Term SOFR 3 Month Index + 1.350% 1.35% 10/20/37 (b)(c)(d)(g)	250,000	250,085
Cedar Funding Series 2024-18A Class A, CME Term SOFR 3 Month Index + 1.550% 6.833% 4/23/37 (b)(c)(d)	550,000	552,858
Cedar Funding Ltd. Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.663% 7/15/33 (b)(c)(d)	260,000	260,262
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.5936% 4/20/34 (b)(c)(d)	200,000	199,957
Dryden 108 Clo Ltd. / Dryden 10 Series 2024-108A Class A1R, CME Term SOFR 3 Month Index + 1.360% 6.6386% 7/18/37 (b)(c)(d)	250,000	250,075
Oak Hill Credit Partners Series 2024-13A Class AR, CME Term SOFR 3 Month Index + 1.350% 6.632% 7/20/37 (b)(c)(d)	250,000	250,085
Planet Fitness Master Issuer LLC Series 2022-1A Class A2I, 3.251% 12/5/51 (b)	97,750	93,493
RR Ltd. / RR 28 LLC Series 2024-28RA Class A1R, CME Term SOFR 3 Month Index + 1.550% 6.8514% 4/15/37 (b)(c)(d)	300,000	300,515
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6236% 4/20/33 (b)(c)(d)	290,815	291,106
Verizon Master Trust Series 2021-2 Class A, 0.99% 4/20/28	107,000	106,369
Voya Clo 2023-1 Ltd. Series 2023-1A Class A1, CME Term SOFR 3 Month Index + 1.800% 7.082% 1/20/37 (b)(c)(d)	250,000	252,471
Voya Clo Ltd. Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.520% 6.8461% 4/15/37 (b)(c)(d)	250,000	250,094
TOTAL ASSET-BACKED SECURITIES (Cost $4,536,535)		4,559,778

Commercial Mortgage Securities - 0.4%
	Principal Amount (a)	Value ($)
BXHPP Trust floater Series 2021-FILM Class A, CME Term SOFR 1 Month Index + 0.760% 6.1015% 8/15/36 (b)(c)(d)	250,000	240,572
DC Commercial Morgage Trust sequential payer Series 2023-DC Class A, 6.3143% 9/12/40 (b)	100,000	103,899
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $345,112)		344,471

Foreign Government and Government Agency Obligations - 0.3%
		Principal Amount (a)	Value ($)
Colombian Republic 8% 11/14/35		200,000	212,200
United Kingdom, Great Britain and Northern Ireland 4.25% 6/7/32	GBP	2,000	2,698
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $204,919)			214,898

Common Stocks - 0.0%
	Shares	Value ($)
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Cano Health, Inc. (h)	268	2,972
Cano Health, Inc. warrants (h)(i)	29	106
Centene Corp. (i)	58	4,572
		7,650
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Coherent Corp. (i)	73	5,690
TOTAL COMMON STOCKS (Cost $18,438)		13,340

Bank Loan Obligations - 0.2%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 0.1%
Automobile Components - 0.0%
Power Stop LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 9.9072% 1/26/29 (c)(d)(j)	4,987	4,788
Diversified Consumer Services - 0.0%
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6001% 3/4/28 (c)(d)(j)	24,897	21,075
Hotels, Restaurants & Leisure - 0.1%
Bulldog Purchaser, Inc. Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 6.750% 12.0846% 6/14/32 (c)(d)(j)	5,000	4,958
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5137% 12/30/26 (c)(d)(j)	18,920	17,198
		22,156
Household Durables - 0.0%
Mattress Firm, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8462% 9/24/28 (c)(d)(j)	10,000	9,995
Specialty Retail - 0.0%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1395% 6/6/31 (c)(d)(j)	15,000	14,541
Staples, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.0844% 9/10/29 (c)(d)(j)	6,000	5,460
		20,001
TOTAL CONSUMER DISCRETIONARY		78,015
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.0716% 2/7/28 (c)(d)(j)	5,985	5,965
FINANCIALS - 0.0%
Financial Services - 0.0%
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3437% 7/18/31 (c)(d)(j)	5,000	4,951
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Cano Health, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 13.3346% 6/28/29 (c)(d)(h)(j)	1,569	1,565
Modivcare, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.0816% 7/1/31 (c)(d)(j)	5,000	4,869
		6,434
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7477% 8/1/30 (c)(d)(j)	5,000	4,956
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.0967% 12/10/29 (c)(d)(j)	3,000	2,873
Leia Finco U.S. LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7/2/31 (d)(j)(k)	10,000	9,902
2LN, term loan CME Term SOFR 1 Month Index + 5.250% 7/2/32 (d)(j)(k)	5,000	4,892
Polaris Newco LLC:
2LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4321% 6/4/29 (c)(d)(j)	6,000	5,901
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5137% 6/2/28 (c)(d)(j)	2,000	1,983
		25,551
MATERIALS - 0.0%
Chemicals - 0.0%
American Rock Salt Co. LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3188% 6/4/28 (c)(d)(j)	1,990	1,568
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.430% 12.7842% 3/15/30 (c)(d)(j)	2,000	1,792
M2S Group Intermediate Holding Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.8518% 8/25/31 (c)(d)(j)	8,000	7,500
		10,860
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.5962% 8/27/28 (c)(d)(h)(j)	14,682	13,874
Win Waste Innovations Holdings Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1112% 3/25/28 (c)(d)(j)	5,000	4,669
		18,543
TOTAL BANK LOAN OBLIGATIONS (Cost $157,400)		155,275

Preferred Securities - 0.2%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telefonica Europe BV 2.502% (Reg. S) (c)(l)	EUR	100,000	107,155
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energy Transfer LP 6.625% (c)(l)		5,000	4,878
EnLink Midstream Partners LP CME Term SOFR 3 Month Index + 4.370% 9.7156% (c)(d)(l)		5,000	5,092
			9,970
FINANCIALS - 0.1%
Banks - 0.0%
Citigroup, Inc. 7.125% (c)(l)		5,000	5,208
M&T Bank Corp. 3.5% (c)(l)		5,000	4,423
Wells Fargo & Co. 6.85% (c)(l)		5,000	5,175
			14,806
Consumer Finance - 0.1%
Ally Financial, Inc.:
4.7% (c)(l)		30,000	27,329
4.7% (c)(l)		5,000	4,174
			31,503
TOTAL FINANCIALS			46,309
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (c)		22,000	22,479
Aircastle Ltd. 5.25% (b)(c)(l)		15,000	15,101
			37,580
TOTAL PREFERRED SECURITIES (Cost $192,005)			201,014

Money Market Funds - 10.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (m) (Cost $8,628,666)	8,626,940	8,628,666

TOTAL INVESTMENT IN SECURITIES - 119.0% (Cost $98,597,644)	99,209,184
NET OTHER ASSETS (LIABILITIES) - (19.0)%	(15,824,757)
NET ASSETS - 100.0%	83,384,427

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/54	(100,000)	(84,195)
3% 9/1/54	(100,000)	(90,431)
3% 9/1/54	(150,000)	(135,647)
5% 9/1/54	(100,000)	(99,789)
5% 9/1/54	(100,000)	(99,789)
5% 9/1/54	(50,000)	(49,894)
5.5% 9/1/54	(25,000)	(25,160)
6% 9/1/54	(400,000)	(405,801)

TOTAL GINNIE MAE		(990,706)

Uniform Mortgage Backed Securities
2% 9/1/39	(200,000)	(180,859)
2% 9/1/54	(1,100,000)	(899,680)
2% 9/1/54	(850,000)	(695,207)
2% 9/1/54	(1,250,000)	(1,022,363)
2.5% 9/1/54	(300,000)	(255,738)
2.5% 9/1/54	(1,100,000)	(937,707)
3% 9/1/54	(550,000)	(487,631)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(4,479,185)

TOTAL TBA SALE COMMITMENTS (Proceeds $5,411,114)		(5,469,891)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1	Dec 2024	207,547	(275)	(275)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	6	Dec 2024	656,391	(2,823)	(2,823)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	2	Dec 2024	234,875	(2,644)	(2,644)

TOTAL PURCHASED					(5,742)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	4	Dec 2024	525,994	838	838
Eurex Euro-Bund Contracts (Germany)	1	Dec 2024	147,460	364	364

TOTAL SOLD					1,202

TOTAL FUTURES CONTRACTS					(4,540)
The notional amount of futures purchased as a percentage of Net Assets is 1.3%
The notional amount of futures sold as a percentage of Net Assets is 0.8%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	37,646	EUR	34,000	BNP Paribas S.A.	9/04/24	62
EUR	27,000	USD	29,935	BNP Paribas S.A.	10/03/24	(49)
USD	2,520,435	EUR	2,280,000	Bank of America, N.A.	10/03/24	(3,225)
USD	383,520	GBP	296,000	State Street Bank and Trust Co	10/03/24	(5,323)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(8,535)
Unrealized Appreciation						62
Unrealized Depreciation						(8,597)

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(3)(4)	Value ($)(1)	Upfront Premium Received/ (Paid) ($)(5)	Unrealized Appreciation/ (Depreciation) ($)
Sell Protection
5-Year CDX N.A. HY Series 42	NR	Jun 2029	ICE	5%	Quarterly	43,000	1,097	0	1,097

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.
(2)Swaps with Intercontinental Exchange (ICE) are centrally cleared swaps.
(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.
(4)Notional amount is stated in U.S. Dollars unless otherwise noted.
(5)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,784,592 or 12.9% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $34,500.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Level 3 security
(i)	Non-income producing
(j)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(k)	The coupon rate will be determined upon settlement of the loan after period end.
(l)	Security is perpetual in nature with no stated maturity date.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	3,711,918	37,969,594	33,052,835	408,672	(11)	-	8,628,666	0.0%
Total	3,711,918	37,969,594	33,052,835	408,672	(11)	-	8,628,666

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Health Care	7,650	4,572	-	3,078
Information Technology	5,690	5,690	-	-

Corporate Bonds	21,435,929	-	21,435,929	-

U.S. Government and Government Agency Obligations	41,147,705	-	41,147,705	-

U.S. Government Agency - Mortgage Securities	22,508,108	-	22,508,108	-

Asset-Backed Securities	4,559,778	-	4,559,778	-

Commercial Mortgage Securities	344,471	-	344,471	-

Foreign Government and Government Agency Obligations	214,898	-	214,898	-

Bank Loan Obligations	155,275	-	139,836	15,439

Preferred Securities	201,014	-	201,014	-

Money Market Funds	8,628,666	8,628,666	-	-
Total Investments in Securities:	99,209,184	8,638,928	90,551,739	18,517
Derivative Instruments: Assets
Futures Contracts	1,202	1,202	-	-
Forward Foreign Currency Contracts	62	-	62	-
Swaps	1,097	-	1,097	-
Total Assets	2,361	1,202	1,159	-
Liabilities
Futures Contracts	(5,742)	(5,742)	-	-
Forward Foreign Currency Contracts	(8,597)	-	(8,597)	-
Total Liabilities	(14,339)	(5,742)	(8,597)	-
Total Derivative Instruments:	(11,978)	(4,540)	(7,438)	-
Other Financial Instruments:
TBA Sale Commitments	(5,469,891)	-	(5,469,891)	-
Total Other Financial Instruments:	(5,469,891)	-	(5,469,891)	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	1,097	0
Total Credit Risk	1,097	0
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	62	(8,597)
Total Foreign Exchange Risk	62	(8,597)
Interest Rate Risk
Futures Contracts (c)	1,202	(5,742)
Total Interest Rate Risk	1,202	(5,742)
Total Value of Derivatives	2,361	(14,339)

(a)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).
(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.
(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $89,968,978)	$90,580,518
Fidelity Central Funds (cost $8,628,666)	8,628,666

Total Investment in Securities (cost $98,597,644)		$99,209,184
Segregated cash with brokers for derivative instruments		14,672
Cash		41,850
Foreign currency held at value (cost $24,518)		24,498
Receivable for investments sold		53,583
Receivable for TBA sale commitments		5,411,114
Unrealized appreciation on forward foreign currency contracts		62
Receivable for fund shares sold		890,432
Interest receivable		630,566
Distributions receivable from Fidelity Central Funds		39,722
Receivable for daily variation margin on centrally cleared swaps		81
Prepaid expenses		101
Receivable from investment adviser for expense reductions		8,529
Other receivables		277
Total assets		106,324,671
Liabilities
Payable for investments purchased
Regular delivery	$1,057,669
Delayed delivery	16,248,607
TBA sale commitments, at value	5,469,891
Unrealized depreciation on forward foreign currency contracts	8,597
Payable for fund shares redeemed	8,967
Distributions payable	11,637
Accrued management fee	18,646
Payable for daily variation margin on futures contracts	2,121
Other payables and accrued expenses	114,109
Total liabilities		22,940,244
Net Assets		$83,384,427
Net Assets consist of:
Paid in capital		$83,360,533
Total accumulated earnings (loss)		23,894
Net Assets		$83,384,427
Net Asset Value, offering price and redemption price per share ($83,384,427 ÷ 8,877,861 shares)		$9.39
Statement of Operations
Year ended August 31, 2024
Investment Income
Dividends		$7,626
Interest		2,333,229
Income from Fidelity Central Funds		408,672
Total income		2,749,527
Expenses
Management fee	$162,435
Custodian fees and expenses	15,231
Independent trustees' fees and expenses	152
Registration fees	34,466
Audit fees	137,957
Legal	38
Miscellaneous	212
Total expenses before reductions	350,491
Expense reductions	(150,293)
Total expenses after reductions		200,198
Net Investment income (loss)		2,549,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(363,055)
Fidelity Central Funds	(11)
Forward foreign currency contracts	(5,145)
Foreign currency transactions	382
Futures contracts	8,724
Swaps	8,554
Total net realized gain (loss)		(350,551)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,562,196
Forward foreign currency contracts	(23,153)
Assets and liabilities in foreign currencies	772
Futures contracts	(6,276)
Swaps	1,097
TBA Sale commitments	(51,575)
Total change in net unrealized appreciation (depreciation)		2,483,061
Net gain (loss)		2,132,510
Net increase (decrease) in net assets resulting from operations		$4,681,839
Statement of Changes in Net Assets

	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,549,329	$1,173,792
Net realized gain (loss)	(350,551)	(581,445)
Change in net unrealized appreciation (depreciation)	2,483,061	(647,045)
Net increase (decrease) in net assets resulting from operations	4,681,839	(54,698)
Distributions to shareholders	(2,219,354)	(1,132,053)

Share transactions
Proceeds from sales of shares	82,544,124	10,200,520
Reinvestment of distributions	2,127,097	1,129,821
Cost of shares redeemed	(37,511,107)	(684,299)

Net increase (decrease) in net assets resulting from share transactions	47,160,114	10,646,042
Total increase (decrease) in net assets	49,622,599	9,459,291

Net Assets
Beginning of period	33,761,828	24,302,537
End of period	$83,384,427	$33,761,828

Other Information
Shares
Sold	9,060,507	1,105,777
Issued in reinvestment of distributions	233,002	122,621
Redeemed	(4,127,153)	(74,139)
Net increase (decrease)	5,166,356	1,154,259

Financial Highlights
Fidelity® SAI Sustainable Core Plus Bond Fund

Years ended August 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.10	$9.50	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.409	.374	.107
Net realized and unrealized gain (loss)	.238	(.412)	(.519)
Total from investment operations	.647	(.038)	(.412)
Distributions from net investment income	(.357)	(.362)	(.088)
Total distributions	(.357)	(.362)	(.088)
Net asset value, end of period	$9.39	$9.10	$9.50
Total Return D,E	7.31%	(.37)%	(4.13)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.62%	.96%	.94% H,I
Expenses net of fee waivers, if any	.36%	.36%	.36% I
Expenses net of all reductions	.35%	.35%	.36% I
Net investment income (loss)	4.50%	4.06%	2.85% I
Supplemental Data
Net assets, end of period (000 omitted)	$83,384	$33,762	$24,303
Portfolio turnover rate J	364%	274%	124% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
KAmount not annualized.
Notes to Financial Statements

For the period ended August 31, 2024

1. Organization.
Fidelity SAI Sustainable Core Plus Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,910,487
Gross unrealized depreciation	(1,022,855)
Net unrealized appreciation (depreciation)	$887,632
Tax Cost	$98,168,507

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$65,844
Capital loss carryforward	$(930,267)
Net unrealized appreciation (depreciation) on securities and other investments	$888,317

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(735,821)
Long-term	(194,446)
Total capital loss carryforward	$(930,267)

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$2,219,354	$ 1,132,053

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The value of these commitments and proceeds to be received at contractual settlement date are reflected in the Statement of Assets and Liabilities as "TBA sale commitments, at value" and "Receivable for TBA sale commitments," respectively. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, a fund realizes a gain or loss. If a fund delivers securities under the commitment, a fund realizes a gain or loss from the sale of the securities based upon the price established at the date the commitment was entered into.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity SAI Sustainable Core Plus Bond Fund
Credit Risk
Swaps	8,554	1,097
Total Credit Risk	8,554	1,097
Foreign Exchange Risk
Forward Foreign Currency Contracts	(5,145)	(23,153)
Total Foreign Exchange Risk	(5,145)	(23,153)
Interest Rate Risk
Futures Contracts	8,724	(6,276)
Total Interest Rate Risk	8,724	(6,276)
Totals	12,133	(28,332)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Core Plus Bond Fund	142,171,590	126,135,412
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective March 1, 2024, the Fund pays a monthly management fee that is based on an annual rate of .282% of the Fund's average net assets.

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity SAI Sustainable Core Plus Bond Fund	83
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .36% of average net assets. This reimbursement will remain in place through December 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $146,615.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,096.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,582.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Sustainable Core Plus Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable Core Plus Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 41.90% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,219,354 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9904893.102
SSU-ANN-1024
Fidelity® Tactical Bond Fund

Annual Report
August 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Tactical Bond Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 6.8%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.4%
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51	250,000	158,623
5.5% 4/1/63	130,000	104,225
Sirius XM Radio, Inc. 4.125% 7/1/30 (b)	140,000	125,662
Warnermedia Holdings, Inc.:
5.05% 3/15/42	10,000	8,013
5.141% 3/15/52	16,000	12,170
		408,693
Wireless Telecommunication Services - 0.6%
Millicom International Cellular SA:
4.5% 4/27/31 (b)	310,000	275,708
6.25% 3/25/29 (b)	72,000	70,956
		346,664
TOTAL COMMUNICATION SERVICES		755,357
CONSUMER DISCRETIONARY - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Tapestry, Inc.:
7% 11/27/26	13,000	13,409
7.35% 11/27/28	20,000	20,979
7.7% 11/27/30	43,000	45,787
7.85% 11/27/33	43,000	46,011
		126,186
ENERGY - 2.4%
Oil, Gas & Consumable Fuels - 2.4%
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	4,000	4,202
6.036% 11/15/33 (b)	12,000	12,670
6.497% 8/15/43 (b)	3,000	3,261
6.544% 11/15/53 (b)	6,000	6,654
6.714% 8/15/63 (b)	4,000	4,447
Kinder Morgan, Inc. 3.6% 2/15/51	600,000	427,976
MPLX LP:
5% 3/1/33	100,000	98,958
5.65% 3/1/53	100,000	97,666
Petroleos Mexicanos 7.69% 1/23/50	650,000	482,430
Targa Resources Corp.:
4.2% 2/1/33	130,000	120,908
4.95% 4/15/52	130,000	115,039
		1,374,211
FINANCIALS - 1.0%
Banks - 0.4%
Bank of America Corp. 2.299% 7/21/32 (c)	280,000	238,342
Consumer Finance - 0.6%
Capital One Financial Corp.:
5.468% 2/1/29 (c)	18,000	18,311
5.817% 2/1/34 (c)	32,000	32,700
7.624% 10/30/31 (c)	32,000	36,123
Ford Motor Credit Co. LLC 3.375% 11/13/25	250,000	244,224
		331,358
Financial Services - 0.0%
Corebridge Financial, Inc.:
3.9% 4/5/32	9,000	8,333
4.35% 4/5/42	2,000	1,721
4.4% 4/5/52	6,000	4,986
		15,040
TOTAL FINANCIALS		584,740
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Centene Corp. 4.625% 12/15/29	120,000	116,747
Prime Healthcare Foundation, Inc. 7% 12/1/27	110,000	113,615
Toledo Hospital 5.325% 11/15/28	62,000	60,915
		291,277
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
The Boeing Co.:
6.259% 5/1/27 (b)	9,000	9,259
6.298% 5/1/29 (b)	12,000	12,532
6.388% 5/1/31 (b)	9,000	9,480
6.528% 5/1/34 (b)	10,000	10,591
6.858% 5/1/54 (b)	14,000	15,074
7.008% 5/1/64 (b)	14,000	15,078
		72,014
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Homes 4 Rent LP:
3.625% 4/15/32	8,000	7,275
4.3% 4/15/52	6,000	4,837
Highwoods Realty LP 7.65% 2/1/34	89,000	99,962
Piedmont Operating Partnership LP:
6.875% 7/15/29	21,000	21,817
9.25% 7/20/28	39,000	43,119
		177,010
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 8.875% 4/12/29	28,000	30,429
TOTAL REAL ESTATE		207,439
UTILITIES - 0.8%
Electric Utilities - 0.8%
DPL, Inc.:
4.125% 7/1/25	200,000	196,334
4.35% 4/15/29	270,000	252,435
		448,769
Multi-Utilities - 0.0%
Puget Energy, Inc. 4.224% 3/15/32	15,000	13,832
TOTAL UTILITIES		462,601
TOTAL NONCONVERTIBLE BONDS (Cost $4,049,834)		3,873,825

U.S. Treasury Obligations - 55.6%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
2.875% 5/15/52	1,559,000	1,204,815
4.125% 8/15/53	5,589,000	5,488,354
U.S. Treasury Notes:
3.5% 2/15/33	930,000	904,716
3.75% 5/31/30	120,000	119,803
3.75% 12/31/30	2,100,000	2,094,012
4% 1/31/31	6,800,000	6,874,641
4.125% 11/15/32	8,130,000	8,282,118
4.375% 5/15/34	6,131,000	6,353,249
4.5% 11/15/33	200,000	209,086
TOTAL U.S. TREASURY OBLIGATIONS (Cost $30,997,106)		31,530,794

Asset-Backed Securities - 4.4%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2021-1A Class A, 2.95% 11/16/41 (b)	160,679	149,391
Series 2021-2A Class A, 2.798% 1/15/47 (b)	180,597	163,701
DB Master Finance LLC Series 2021-1A Class A23, 2.791% 11/20/51 (b)	243,125	208,963
Dominos Pizza Master Issuer LLC Series 2021-1A Class A2II, 3.151% 4/25/51 (b)	923,875	822,564
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	294,507	272,418
Planet Fitness Master Issuer LLC Series 2022-1A Class A2II, 4.008% 12/5/51 (b)	488,750	450,097
Subway Funding LLC Issuer Series 2024-1A:
Class A23, 6.505% 7/30/54 (b)	28,000	29,257
Class A2I, 6.028% 7/30/54 (b)	53,000	54,378
Class A2II, 6.268% 7/30/54 (b)	32,000	33,173
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	385,411	346,870
TOTAL ASSET-BACKED SECURITIES (Cost $2,515,054)		2,530,812

Commercial Mortgage Securities - 1.5%
	Principal Amount (a)	Value ($)
BPR Trust floater Series 2022-OANA Class B, CME Term SOFR 1 Month Index + 2.440% 7.7839% 4/15/37 (b)(c)(d)	11,000	11,014
BX Commercial Mortgage Trust floater Series 2022-LP2 Class B, CME Term SOFR 1 Month Index + 1.310% 6.6492% 2/15/39 (b)(c)(d)	75,924	74,737
BX Trust floater Series 2022-IND:
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6269% 4/15/37 (b)(c)(d)	200,040	199,667
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1759% 4/15/37 (b)(c)(d)	7,409	7,395
Life Financial Services Trust floater Series 2022-BMR2:
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1308% 5/15/39 (b)(c)(d)	100,000	95,758
Class C, CME Term SOFR 1 Month Index + 2.090% 7.43% 5/15/39 (b)(c)(d)	100,000	94,105
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8788% 5/15/39 (b)(c)(d)	100,000	93,212
Open Trust 2023-Air sequential payer Series 2023-AIR:
Class A, CME Term SOFR 1 Month Index + 3.080% 8.426% 10/15/28 (b)(c)(d)	89,859	90,645
Class B, CME Term SOFR 1 Month Index + 3.830% 9.1749% 10/15/28 (b)(c)(d)	89,859	90,195
VLS Commercial Mortgage Trust sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	100,000	81,746
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $849,582)		838,474

Municipal Securities - 0.8%
	Principal Amount (a)	Value ($)
Chicago Board of Ed.:
Series 2009 G, 1.75% 12/15/25	400,000	379,025
Series 2010 C, 6.319% 11/1/29	60,000	60,529
TOTAL MUNICIPAL SECURITIES (Cost $438,323)		439,554

Foreign Government and Government Agency Obligations - 4.4%
		Principal Amount (a)	Value ($)
Brazilian Federative Republic:
5.625% 2/21/47		140,000	121,675
10% 1/1/27	BRL	1,000,000	170,755
10% 1/1/33	BRL	1,700,000	270,054
Colombian Republic:
8% 11/14/35		200,000	212,200
8.75% 11/14/53		200,000	217,590
Dominican Republic:
4.875% 9/23/32 (b)		270,000	254,138
5.5% 2/22/29 (b)		250,000	250,313
Japan Government 0.1% 12/20/24	JPY	79,400,000	543,026
United Mexican States:
7.75% 5/29/31	MXN	4,872,000	224,330
7.75% 11/13/42	MXN	5,181,000	213,226
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,583,460)			2,477,307

Fixed-Income Funds - 22.6%
	Shares	Value ($)
Fidelity Floating Rate Central Fund (e)	57,072	5,579,905
Fidelity High Income Central Fund (e)	31,485	3,355,686
Fidelity International Credit Central Fund (e)	47,062	3,862,392
TOTAL FIXED-INCOME FUNDS (Cost $13,299,016)		12,797,983

Preferred Securities - 1.6%
	Principal Amount (a)	Value ($)
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Enbridge, Inc. 5.75% 7/15/80 (c)	250,000	240,889
FINANCIALS - 1.2%
Banks - 1.2%
Bank of Nova Scotia 4.9% (c)(f)	690,000	687,424
TOTAL PREFERRED SECURITIES (Cost $938,306)		928,313

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g) (Cost $1,086,370)	1,086,153	1,086,370

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $56,757,051)	56,503,432
NET OTHER ASSETS (LIABILITIES) - 0.4%	210,216
NET ASSETS - 100.0%	56,713,648

Currency Abbreviations
BRL	-	Brazilian real
JPY	-	Japanese yen
MXN	-	Mexican peso

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,449,311 or 7.8% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	137,020	24,721,694	23,772,344	55,230	-	-	1,086,370	0.0%
Fidelity Floating Rate Central Fund	7,157,795	1,896,823	3,460,000	696,835	(69,149)	54,436	5,579,905	0.4%
Fidelity High Income Central Fund	2,393,318	828,079	-	228,083	-	134,289	3,355,686	0.2%
Fidelity International Credit Central Fund	3,427,248	178,773	-	178,774	-	256,371	3,862,392	4.1%
Total	13,115,381	27,625,369	27,232,344	1,158,922	(69,149)	445,096	13,884,353

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	3,873,825	-	3,873,825	-

U.S. Government and Government Agency Obligations	31,530,794	-	31,530,794	-

Asset-Backed Securities	2,530,812	-	2,530,812	-

Commercial Mortgage Securities	838,474	-	838,474	-

Municipal Securities	439,554	-	439,554	-

Foreign Government and Government Agency Obligations	2,477,307	-	2,477,307	-

Fixed-Income Funds	12,797,983	12,797,983	-	-

Preferred Securities	928,313	-	928,313	-

Money Market Funds	1,086,370	1,086,370	-	-
Total Investments in Securities:	56,503,432	13,884,353	42,619,079	-
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $42,371,665)	$42,619,079
Fidelity Central Funds (cost $14,385,386)	13,884,353

Total Investment in Securities (cost $56,757,051)		$56,503,432
Cash		1
Foreign currency held at value (cost $5)		5
Receivable for fund shares sold		24,341
Interest receivable		347,500
Distributions receivable from Fidelity Central Funds		4,120
Prepaid expenses		79
Receivable from investment adviser for expense reductions		6,454
Total assets		56,885,932
Liabilities
Payable for fund shares redeemed	$23,961
Distributions payable	39,537
Accrued management fee	30,606
Distribution and service plan fees payable	3,526
Other payables and accrued expenses	74,654
Total liabilities		172,284
Net Assets		$56,713,648
Net Assets consist of:
Paid in capital		$58,998,591
Total accumulated earnings (loss)		(2,284,943)
Net Assets		$56,713,648

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($4,016,102 ÷ 446,361 shares)(a)		$9.00
Maximum offering price per share (100/96.00 of $9.00)		$9.38
Class M :
Net Asset Value and redemption price per share ($2,738,508 ÷ 304,365 shares)(a)		$9.00
Maximum offering price per share (100/96.00 of $9.00)		$9.38
Class C :
Net Asset Value and offering price per share ($2,549,899 ÷ 283,426 shares)(a)		$9.00
Fidelity Tactical Bond Fund :
Net Asset Value, offering price and redemption price per share ($24,960,117 ÷ 2,773,983 shares)		$9.00
Class I :
Net Asset Value, offering price and redemption price per share ($8,346,327 ÷ 927,602 shares)		$9.00
Class Z :
Net Asset Value, offering price and redemption price per share ($14,102,695 ÷ 1,567,226 shares)		$9.00
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended August 31, 2024
Investment Income
Dividends		$42,672
Interest		1,590,394
Income from Fidelity Central Funds		1,158,922
Total income		2,791,988
Expenses
Management fee	$297,045
Transfer agent fees	20,447
Distribution and service plan fees	40,119
Accounting fees and expenses	9,093
Custodian fees and expenses	1,846
Independent trustees' fees and expenses	142
Registration fees	83,418
Audit fees	96,200
Legal	39
Miscellaneous	326
Total expenses before reductions	548,675
Expense reductions	(175,104)
Total expenses after reductions		373,571
Net Investment income (loss)		2,418,417
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(882,053)
Fidelity Central Funds	(69,149)
Forward foreign currency contracts	(1,558)
Foreign currency transactions	(2,012)
Total net realized gain (loss)		(954,772)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,013,772
Fidelity Central Funds	445,096
Assets and liabilities in foreign currencies	(612)
Total change in net unrealized appreciation (depreciation)		2,458,256
Net gain (loss)		1,503,484
Net increase (decrease) in net assets resulting from operations		$3,921,901
Statement of Changes in Net Assets

	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,418,417	$1,692,946
Net realized gain (loss)	(954,772)	(681,988)
Change in net unrealized appreciation (depreciation)	2,458,256	(862,918)
Net increase (decrease) in net assets resulting from operations	3,921,901	148,040
Distributions to shareholders	(2,243,473)	(1,640,372)

Share transactions - net increase (decrease)	15,313,035	12,336,907
Total increase (decrease) in net assets	16,991,463	10,844,575

Net Assets
Beginning of period	39,722,185	28,877,610
End of period	$56,713,648	$39,722,185

Financial Highlights
Fidelity Advisor® Tactical Bond Fund Class A

Years ended August 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.74	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.412	.431	.144
Net realized and unrealized gain (loss)	.232	(.412)	(.885)
Total from investment operations	.644	.019	(.741)
Distributions from net investment income	(.384)	(.429)	(.109)
Total distributions	(.384)	(.429)	(.109)
Net asset value, end of period	$9.00	$8.74	$9.15
Total Return D,E,F	7.59%	.25%	(7.43)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.33%	1.65%	1.97% I
Expenses net of fee waivers, if any	.95%	.95%	1.00% I
Expenses net of all reductions	.95%	.95%	1.00% I
Net investment income (loss)	4.72%	4.87%	2.73% I
Supplemental Data
Net assets, end of period (000 omitted)	$4,016	$3,703	$2,432
Portfolio turnover rate J	32%	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Tactical Bond Fund Class M

Years ended August 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.74	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.412	.432	.144
Net realized and unrealized gain (loss)	.232	(.413)	(.885)
Total from investment operations	.644	.019	(.741)
Distributions from net investment income	(.384)	(.429)	(.109)
Total distributions	(.384)	(.429)	(.109)
Net asset value, end of period	$9.00	$8.74	$9.15
Total Return D,E,F	7.60%	.26%	(7.43)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.36%	1.71%	1.97% I
Expenses net of fee waivers, if any	.95%	.95%	1.00% I
Expenses net of all reductions	.95%	.95%	1.00% I
Net investment income (loss)	4.72%	4.87%	2.73% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,739	$2,592	$2,511
Portfolio turnover rate J	32%	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Tactical Bond Fund Class C

Years ended August 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.74	$9.14	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.347	.365	.104
Net realized and unrealized gain (loss)	.232	(.402)	(.893)
Total from investment operations	.579	(.037)	(.789)
Distributions from net investment income	(.319)	(.363)	(.071)
Total distributions	(.319)	(.363)	(.071)
Net asset value, end of period	$9.00	$8.74	$9.14
Total Return D,E,F	6.79%	(.38)%	(7.90)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.11%	2.46%	2.71% I
Expenses net of fee waivers, if any	1.70%	1.70%	1.75% I
Expenses net of all reductions	1.70%	1.70%	1.75% I
Net investment income (loss)	3.97%	4.12%	1.98% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,550	$2,362	$2,344
Portfolio turnover rate J	32%	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Tactical Bond Fund

Years ended August 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.74	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.433	.454	.156
Net realized and unrealized gain (loss)	.233	(.413)	(.884)
Total from investment operations	.666	.041	(.728)
Distributions from net investment income	(.406)	(.451)	(.122)
Total distributions	(.406)	(.451)	(.122)
Net asset value, end of period	$9.00	$8.74	$9.15
Total Return D,E	7.86%	.51%	(7.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.99%	1.36%	1.63% H
Expenses net of fee waivers, if any	.70%	.70%	.75% H
Expenses net of all reductions	.70%	.70%	.75% H
Net investment income (loss)	4.97%	5.12%	2.98% H
Supplemental Data
Net assets, end of period (000 omitted)	$24,960	$17,403	$16,048
Portfolio turnover rate I	32%	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns for periods of less than one year are not annualized.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Tactical Bond Fund Class I

Years ended August 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.74	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.434	.449	.156
Net realized and unrealized gain (loss)	.232	(.408)	(.884)
Total from investment operations	.666	.041	(.728)
Distributions from net investment income	(.406)	(.451)	(.122)
Total distributions	(.406)	(.451)	(.122)
Net asset value, end of period	$9.00	$8.74	$9.15
Total Return D,E	7.86%	.50%	(7.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.11%	1.30%	1.64% H
Expenses net of fee waivers, if any	.70%	.70%	.75% H
Expenses net of all reductions	.70%	.70%	.75% H
Net investment income (loss)	4.97%	5.12%	2.98% H
Supplemental Data
Net assets, end of period (000 omitted)	$8,346	$7,398	$2,924
Portfolio turnover rate I	32%	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Tactical Bond Fund Class Z

Years ended August 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.74	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.441	.459	.161
Net realized and unrealized gain (loss)	.233	(.410)	(.884)
Total from investment operations	.674	.049	(.723)
Distributions from net investment income	(.414)	(.459)	(.127)
Total distributions	(.414)	(.459)	(.127)
Net asset value, end of period	$9.00	$8.74	$9.15
Total Return D,E	7.95%	.59%	(7.25)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.00%	1.29%	1.62% H
Expenses net of fee waivers, if any	.61%	.61%	.66% H
Expenses net of all reductions	.61%	.61%	.66% H
Net investment income (loss)	5.06%	5.21%	3.07% H
Supplemental Data
Net assets, end of period (000 omitted)	$14,103	$6,265	$2,620
Portfolio turnover rate I	32%	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended August 31, 2024

1. Organization.
Fidelity Tactical Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Tactical Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund+	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)
Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.
			Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity International Credit Central Fund	Fidelity Management & Research Company LLC (FMR)
Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.
			Foreign Securities Futures	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,114,314
Gross unrealized depreciation	(1,284,198)
Net unrealized appreciation (depreciation)	$(169,884)
Tax Cost	$56,671,700

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$94,195
Capital loss carryforward	$(2,208,504)
Net unrealized appreciation (depreciation) on securities and other investments	$(170,635)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,451,705)
Long-term	(756,799)
Total capital loss carryforward	$(2,208,504)

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$2,243,473	$ 1,640,372

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Tactical Bond Fund	7,070,288	4,828,477

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.68
Class M	.71
Class C	.71
Fidelity Tactical Bond Fund	.63
Class I	.71
Class Z	.61

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.68
Class M	.71
Class C	.71
Fidelity Tactical Bond Fund	.63
Class I	.71
Class Z	.61

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .55%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	9,351	6,045
Class M	- %	.25%	6,527	5,922
Class C	.75%	.25%	24,241	23,419
			40,119	35,386

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	369
Class M	4
373

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1208
Class M	.1502
Class C	.1511
Fidelity Tactical Bond Fund	.0673
Class I	.1481
Class Z	.0500

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	2,291.13
Class M	1,971.15
Class C	1,815.15
Fidelity Tactical Bond Fund	6,036.07
Class I	5,953.15
Class Z	2,381.05
	20,447

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Tactical Bond Fund	.0415

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Tactical Bond Fund	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Tactical Bond Fund	78
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	.95%	14,115
Class M	.95%	10,640
Class C	1.70%	9,854
Fidelity Tactical Bond Fund	.70%	62,468
Class I	.70%	33,165
Class Z	.61%	42,973
		173,215
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $393.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,496.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2024	Year ended August 31, 2023
Fidelity Tactical Bond Fund
Distributions to shareholders
Class A	$164,500	$155,477
Class M	114,817	122,587
Class C	88,417	95,955
Fidelity Tactical Bond Fund	974,299	821,788
Class I	378,545	214,851
Class Z	522,895	229,714
Total	$2,243,473	$1,640,372

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2024	Year ended August 31, 2023	Year ended August 31, 2024	Year ended August 31, 2023
Fidelity Tactical Bond Fund
Class A
Shares sold	34,686	201,447	$303,606	$1,780,217
Reinvestment of distributions	18,717	17,538	163,719	155,229
Shares redeemed	(30,671)	(61,309)	(266,055)	(541,213)
Net increase (decrease)	22,732	157,676	$201,270	$1,394,233
Class M
Shares sold	9,784	22,872	$87,587	$206,484
Reinvestment of distributions	13,126	13,851	114,803	122,571
Shares redeemed	(15,077)	(14,723)	(132,603)	(128,600)
Net increase (decrease)	7,833	22,000	$69,787	$200,455
Class C
Shares sold	3,879	7,249	$33,252	$64,385
Reinvestment of distributions	10,106	10,844	88,411	95,946
Shares redeemed	(796)	(4,175)	(6,811)	(37,288)
Net increase (decrease)	13,189	13,918	$114,852	$123,043
Fidelity Tactical Bond Fund
Shares sold	1,229,998	579,340	$10,809,512	$5,158,976
Reinvestment of distributions	97,145	88,859	849,996	786,429
Shares redeemed	(544,227)	(431,854)	(4,792,588)	(3,830,568)
Net increase (decrease)	782,916	236,345	$6,866,920	$2,114,837
Class I
Shares sold	142,461	617,643	$1,237,592	$5,482,124
Reinvestment of distributions	43,255	24,078	378,456	213,103
Shares redeemed	(104,496)	(115,024)	(915,685)	(1,021,985)
Net increase (decrease)	81,220	526,697	$700,363	$4,673,242
Class Z
Shares sold	1,023,531	447,644	$8,873,684	$3,986,404
Reinvestment of distributions	27,004	14,480	236,937	128,164
Shares redeemed	(200,066)	(31,794)	(1,750,778)	(283,471)
Net increase (decrease)	850,469	430,330	$7,359,843	$3,831,097

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Low Duration Income Fund	39%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Tactical Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Tactical Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from February 10, 2022 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 10, 2022 (commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 36.69% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,296,463 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $2,243,483 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9904496.102
TBF-ANN-1024
Fidelity® SAI Short-Term Bond Fund

Annual Report
August 31, 2024
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Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Short-Term Bond Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 47.9%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc. 2.625% 8/15/26	4,600,000	4,445,483
Media - 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.75% 2/15/28	11,150,000	10,665,790
4.908% 7/23/25	510,000	508,318
6.15% 11/10/26	5,910,000	6,054,711
Discovery Communications LLC 4.9% 3/11/26	4,500,000	4,473,299
Warnermedia Holdings, Inc.:
3.638% 3/15/25	9,872,000	9,778,082
3.755% 3/15/27	15,000,000	14,370,659
		45,850,859
Wireless Telecommunication Services - 0.5%
Rogers Communications, Inc. 2.95% 3/15/25	3,029,000	2,992,920
T-Mobile U.S.A., Inc.:
1.5% 2/15/26	4,800,000	4,585,174
2.625% 4/15/26	8,000,000	7,751,404
3.5% 4/15/25	3,440,000	3,403,137
		18,732,635
TOTAL COMMUNICATION SERVICES		69,028,977
CONSUMER DISCRETIONARY - 3.7%
Automobiles - 3.3%
American Honda Finance Corp. 4.6% 4/17/25	6,350,000	6,335,007
BMW U.S. Capital LLC 4.65% 8/13/26 (b)	8,517,000	8,551,433
General Motors Financial Co., Inc.:
1.2% 10/15/24	8,300,000	8,257,240
1.25% 1/8/26	15,696,000	14,976,357
5.4% 4/6/26	5,000,000	5,046,021
5.4% 5/8/27	10,000,000	10,183,058
Hyundai Capital America:
1% 9/17/24 (b)	9,287,000	9,270,061
5.45% 6/24/26 (b)	7,134,000	7,220,789
5.8% 6/26/25 (b)	10,000,000	10,056,508
Mercedes-Benz Finance North America LLC:
4.75% 8/1/27 (b)	10,000,000	10,097,115
4.8% 1/11/27 (b)	9,500,000	9,595,503
4.95% 3/30/25 (b)	5,000,000	4,998,145
5.5% 11/27/24 (b)	4,250,000	4,251,240
Volkswagen Group of America Finance LLC:
3.35% 5/13/25 (b)	7,300,000	7,213,345
3.95% 6/6/25 (b)	5,735,000	5,681,929
5.7% 9/12/26 (b)	8,000,000	8,142,712
6% 11/16/26 (b)	5,000,000	5,131,083
		135,007,546
Distributors - 0.1%
Genuine Parts Co. 1.75% 2/1/25	3,041,000	2,995,611
Specialty Retail - 0.3%
Advance Auto Parts, Inc. 5.9% 3/9/26	2,251,000	2,270,004
AutoZone, Inc. 5.05% 7/15/26	8,000,000	8,076,340
Lowe's Companies, Inc. 4.8% 4/1/26	993,000	996,044
O'Reilly Automotive, Inc. 5.75% 11/20/26	2,294,000	2,349,780
		13,692,168
Textiles, Apparel & Luxury Goods - 0.0%
Tapestry, Inc. 7.05% 11/27/25	447,000	455,286
TOTAL CONSUMER DISCRETIONARY		152,150,611
CONSUMER STAPLES - 1.9%
Consumer Staples Distribution & Retail - 0.6%
7-Eleven, Inc. 0.95% 2/10/26 (b)	4,000,000	3,792,686
Dollar General Corp.:
4.25% 9/20/24	9,185,000	9,177,848
4.625% 11/1/27	8,000,000	7,946,241
Mondelez International Holdings Netherlands BV 0.75% 9/24/24 (b)	4,326,000	4,313,851
		25,230,626
Food Products - 0.3%
Campbell Soup Co. 5.3% 3/20/26	1,834,000	1,855,489
Conagra Brands, Inc. 5.3% 10/1/26	6,000,000	6,081,893
JDE Peet's BV 0.8% 9/24/24 (b)	3,828,000	3,817,021
		11,754,403
Tobacco - 1.0%
Altria Group, Inc. 2.35% 5/6/25	621,000	610,023
BAT Capital Corp. 3.557% 8/15/27	6,000,000	5,852,915
BAT International Finance PLC 1.668% 3/25/26	5,786,000	5,522,472
Imperial Brands Finance PLC 3.5% 7/26/26 (b)	10,800,000	10,526,500
Philip Morris International, Inc.:
4.75% 2/12/27	7,037,000	7,100,420
5% 11/17/25	9,757,000	9,791,632
		39,403,962
TOTAL CONSUMER STAPLES		76,388,991
ENERGY - 3.4%
Oil, Gas & Consumable Fuels - 3.4%
6297782 LLC 4.911% 9/1/27 (b)	2,424,000	2,429,090
Canadian Natural Resources Ltd. 2.05% 7/15/25	2,208,000	2,151,739
Cenovus Energy, Inc. 4.25% 4/15/27	8,606,000	8,511,245
DCP Midstream Operating LP 5.625% 7/15/27	12,491,000	12,815,404
Devon Energy Corp. 5.25% 9/15/24	6,500,000	6,495,829
Diamondback Energy, Inc. 5.2% 4/18/27	10,978,000	11,162,958
Enbridge, Inc.:
2.5% 2/14/25	769,000	759,803
4.25% 12/1/26	4,400,000	4,372,041
5.25% 4/5/27	3,961,000	4,035,423
5.9% 11/15/26	3,205,000	3,294,783
Energy Transfer LP:
2.9% 5/15/25	4,750,000	4,673,067
6% 2/1/29 (b)	10,000,000	10,221,860
Enterprise Products Operating LP 5.05% 1/10/26	3,360,000	3,386,843
EQT Corp. 3.9% 10/1/27	9,000,000	8,793,964
Equinor ASA 1.75% 1/22/26	690,000	665,288
MPLX LP:
1.75% 3/1/26	4,929,000	4,712,466
4.25% 12/1/27	8,000,000	7,903,738
4.875% 12/1/24	8,000,000	7,987,115
4.875% 6/1/25	4,300,000	4,291,701
Occidental Petroleum Corp. 5% 8/1/27	7,202,000	7,261,741
Phillips 66 Co.:
1.3% 2/15/26	4,900,000	4,670,483
3.85% 4/9/25	3,943,000	3,909,336
The Williams Companies, Inc.:
4% 9/15/25	4,400,000	4,359,213
5.4% 3/2/26	1,283,000	1,295,386
TransCanada PipeLines Ltd. 4.25% 5/15/28	8,000,000	7,914,455
		138,074,971
FINANCIALS - 29.0%
Banks - 18.9%
ABN AMRO Bank NV:
1.542% 6/16/27 (b)(c)	2,600,000	2,450,995
6.339% 9/18/27 (b)(c)	6,100,000	6,277,564
6.575% 10/13/26 (b)(c)	7,800,000	7,926,404
Banco Santander SA 5.365% 7/15/28 (c)	4,000,000	4,065,610
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (c)	2,000,000	2,008,565
1.197% 10/24/26 (c)	16,500,000	15,829,785
3.384% 4/2/26 (c)	12,550,000	12,412,711
3.559% 4/23/27 (c)	6,000,000	5,893,569
4.827% 7/22/26 (c)	4,000,000	3,991,965
5.933% 9/15/27 (c)	12,000,000	12,310,105
Bank of America NA 5.65% 8/18/25	5,000,000	5,040,011
Bank of Montreal:
4.25% 9/14/24	6,000,000	5,997,551
5.266% 12/11/26	6,000,000	6,107,640
5.92% 9/25/25	5,000,000	5,062,402
Bank of Nova Scotia:
3.45% 4/11/25	5,900,000	5,845,499
5.35% 12/7/26	4,000,000	4,079,270
5.45% 6/12/25	7,710,000	7,740,758
Banque Federative du Credit Mutuel SA:
4.524% 7/13/25 (b)	3,802,000	3,790,770
5.088% 1/23/27 (b)	8,000,000	8,102,077
Barclays PLC:
2.852% 5/7/26 (c)	6,187,000	6,081,773
5.304% 8/9/26 (c)	7,300,000	7,311,796
5.674% 3/12/28 (c)	6,000,000	6,122,753
6.496% 9/13/27 (c)	5,000,000	5,165,759
7.325% 11/2/26 (c)	8,700,000	8,918,722
BNP Paribas SA 2.219% 6/9/26 (b)(c)	13,450,000	13,139,187
BPCE SA:
1.625% 1/14/25 (b)	10,600,000	10,460,149
5.203% 1/18/27 (b)	8,000,000	8,104,697
6.612% 10/19/27 (b)(c)	2,945,000	3,041,987
Canadian Imperial Bank of Commerce:
3.945% 8/4/25	9,246,000	9,175,614
5.001% 4/28/28	8,000,000	8,141,914
5.926% 10/2/26	8,000,000	8,224,717
Citibank NA 4.929% 8/6/26	10,000,000	10,084,690
Citigroup, Inc.:
2.014% 1/25/26 (c)	11,000,000	10,849,157
3.106% 4/8/26 (c)	7,886,000	7,782,142
3.52% 10/27/28 (c)	10,000,000	9,694,189
3.887% 1/10/28 (c)	6,000,000	5,903,191
5.61% 9/29/26 (c)	7,300,000	7,352,393
Cooperatieve Rabobank UA/NY 5.5% 7/18/25	7,550,000	7,605,047
Credit Agricole SA 5.134% 3/11/27 (b)	7,500,000	7,621,151
Danske Bank A/S:
1.621% 9/11/26 (b)(c)	7,600,000	7,328,666
4.298% 4/1/28 (b)(c)	8,000,000	7,907,811
5.427% 3/1/28 (b)(c)	6,000,000	6,113,729
6.259% 9/22/26 (b)(c)	10,148,000	10,284,614
6.466% 1/9/26 (b)(c)	1,630,000	1,635,919
DNB Bank ASA 0.856% 9/30/25 (b)(c)	10,000,000	9,963,236
HSBC Holdings PLC:
1.645% 4/18/26 (c)	8,331,000	8,140,411
2.633% 11/7/25 (c)	4,750,000	4,725,148
4.292% 9/12/26 (c)	9,300,000	9,229,829
4.755% 6/9/28 (c)	8,000,000	7,999,643
5.597% 5/17/28 (c)	12,100,000	12,360,241
7.39% 11/3/28 (c)	10,000,000	10,763,584
Huntington National Bank 5.699% 11/18/25 (c)	4,528,000	4,527,064
Intesa Sanpaolo SpA 3.25% 9/23/24 (b)	8,770,000	8,757,733
JPMorgan Chase & Co.:
1.045% 11/19/26 (c)	22,400,000	21,400,244
5.04% 1/23/28 (c)	14,000,000	14,168,189
5.571% 4/22/28 (c)	6,936,000	7,110,617
6.07% 10/22/27 (c)	13,500,000	13,939,709
KeyBank NA 4.15% 8/8/25	1,413,000	1,399,679
KeyCorp U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.250% 6.5954% 5/23/25 (c)(d)	1,528,000	1,532,098
Lloyds Banking Group PLC:
4.716% 8/11/26 (c)	9,500,000	9,458,207
5.462% 1/5/28 (c)	14,500,000	14,736,570
5.985% 8/7/27 (c)	3,905,000	3,992,453
Mitsubishi UFJ Financial Group, Inc.:
0.962% 10/11/25 (c)	5,000,000	4,976,362
2.193% 2/25/25	10,466,000	10,326,298
5.541% 4/17/26 (c)	9,400,000	9,417,504
Mizuho Financial Group, Inc. 2.651% 5/22/26 (c)	8,889,000	8,739,319
Morgan Stanley Bank, West Valley City Utah:
4.754% 4/21/26	4,451,000	4,468,767
5.479% 7/16/25	7,000,000	7,052,693
5.882% 10/30/26	7,500,000	7,728,292
NatWest Group PLC:
1.642% 6/14/27 (c)	5,100,000	4,825,478
5.516% 9/30/28 (c)	10,000,000	10,244,041
5.847% 3/2/27 (c)	5,291,000	5,367,596
NatWest Markets PLC 5.416% 5/17/27 (b)	10,000,000	10,195,204
PNC Financial Services Group, Inc.:
5.102% 7/23/27 (c)	12,000,000	12,101,273
5.3% 1/21/28 (c)	3,461,000	3,521,024
5.582% 6/12/29 (c)	10,000,000	10,328,498
Regions Financial Corp. 2.25% 5/18/25	1,933,000	1,892,134
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (c)	3,779,000	3,546,575
3.244% 10/5/26	12,350,000	11,934,826
5.807% 9/9/26 (c)	6,909,000	6,936,188
6.124% 5/31/27 (c)	3,343,000	3,398,068
Societe Generale:
1.488% 12/14/26 (b)(c)	5,100,000	4,858,383
2.226% 1/21/26 (b)(c)	12,300,000	12,143,790
4.351% 6/13/25 (b)	4,200,000	4,178,417
5.519% 1/19/28 (b)(c)	7,000,000	7,047,167
Sumitomo Mitsui Financial Group, Inc. 5.464% 1/13/26	10,000,000	10,091,657
Swedbank AB 6.136% 9/12/26 (b)	10,000,000	10,273,961
The Toronto-Dominion Bank:
1.2% 6/3/26	5,000,000	4,727,302
4.98% 4/5/27	3,000,000	3,040,937
Truist Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 7.160% 7.161% 10/30/29 (c)	7,500,000	8,149,238
4.26% 7/28/26 (c)	10,500,000	10,405,130
5.9% 10/28/26 (c)	6,200,000	6,262,138
U.S. Bancorp:
4.653% 2/1/29 (c)	10,000,000	10,011,219
5.727% 10/21/26 (c)	4,500,000	4,545,740
Wells Fargo & Co.:
2.164% 2/11/26 (c)	14,358,000	14,161,622
2.188% 4/30/26 (c)	9,450,000	9,262,634
4.54% 8/15/26 (c)	5,800,000	5,774,139
4.808% 7/25/28 (c)	10,000,000	10,057,682
5.707% 4/22/28 (c)	12,000,000	12,325,310
		767,506,279
Capital Markets - 4.0%
Athene Global Funding:
1.608% 6/29/26 (b)	4,900,000	4,631,714
1.716% 1/7/25 (b)	3,920,000	3,868,940
5.339% 1/15/27 (b)	5,093,000	5,154,215
5.516% 3/25/27 (b)	4,000,000	4,077,705
5.684% 2/23/26 (b)	5,000,000	5,055,178
Bank of New York, New York 5.224% 11/21/25 (c)	3,440,000	3,438,727
Blackstone Private Credit Fund 4.7% 3/24/25	4,526,000	4,501,275
Deutsche Bank AG New York Branch:
3.961% 11/26/25 (c)	6,000,000	5,975,667
5.706% 2/8/28 (c)	9,600,000	9,759,571
7.146% 7/13/27 (c)	11,469,000	11,897,043
Goldman Sachs Group, Inc.:
4.387% 6/15/27 (c)	10,000,000	9,949,584
5.7% 11/1/24	20,000,000	20,005,331
Intercontinental Exchange, Inc.:
3.625% 9/1/28 (b)	8,500,000	8,217,244
3.65% 5/23/25	2,741,000	2,715,432
Morgan Stanley:
0.985% 12/10/26 (c)	6,200,000	5,896,264
2.63% 2/18/26 (c)	5,000,000	4,939,082
4% 7/23/25	3,286,000	3,264,057
4.679% 7/17/26 (c)	16,533,000	16,461,213
NASDAQ, Inc. 5.65% 6/28/25	1,516,000	1,522,654
UBS AG U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.5923% 2/21/25 (c)(d)	5,000,000	5,021,350
UBS AG London Branch 1.375% 1/13/25 (b)	3,559,000	3,508,208
UBS Group AG:
4.703% 8/5/27 (b)(c)	9,100,000	9,081,803
6.373% 7/15/26 (b)(c)	3,000,000	3,031,211
6.442% 8/11/28 (b)(c)	9,100,000	9,522,241
		161,495,709
Consumer Finance - 3.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	2,539,000	2,522,654
1.75% 1/30/26	7,716,000	7,386,827
6.1% 1/15/27	5,050,000	5,198,804
6.45% 4/15/27	12,466,000	12,971,218
Ally Financial, Inc.:
4.75% 6/9/27	4,500,000	4,483,850
5.125% 9/30/24	3,126,000	3,123,814
7.1% 11/15/27	8,000,000	8,495,805
American Express Co.:
2.25% 3/4/25	2,216,000	2,185,431
5.098% 2/16/28 (c)	5,000,000	5,066,655
5.389% 7/28/27 (c)	7,500,000	7,627,611
6.338% 10/30/26 (c)	8,000,000	8,135,701
Capital One Financial Corp.:
4.985% 7/24/26 (c)	10,713,000	10,689,666
5.468% 2/1/29 (c)	8,000,000	8,138,013
7.149% 10/29/27 (c)	6,500,000	6,813,003
Ford Motor Credit Co. LLC:
5.8% 3/5/27	8,000,000	8,120,993
5.85% 5/17/27	12,000,000	12,203,998
6.95% 6/10/26	10,070,000	10,347,112
Toyota Motor Credit Corp.:
4.55% 8/7/26	7,692,000	7,721,611
5.4% 11/10/25	7,275,000	7,348,582
		138,581,348
Financial Services - 1.1%
Corebridge Financial, Inc. 3.5% 4/4/25	5,028,000	4,975,630
Corebridge Global Funding:
4.65% 8/20/27 (b)	3,556,000	3,571,663
5.75% 7/2/26 (b)	6,500,000	6,630,000
Equitable Holdings, Inc. 4.35% 4/20/28	8,000,000	7,898,534
Jbs U.S.A. Holding Lux/ Jbs U.S.A. F 5.125% 2/1/28	6,000,000	6,030,258
Nationwide Building Society 6.557% 10/18/27 (b)(c)	7,800,000	8,087,640
The Western Union Co.:
1.35% 3/15/26	8,000,000	7,581,455
2.85% 1/10/25	775,000	767,957
		45,543,137
Insurance - 1.6%
Aon North America, Inc. 5.125% 3/1/27	10,000,000	10,181,235
Equitable Financial Life Global Funding:
1.1% 11/12/24 (b)	5,000,000	4,957,426
5.5% 12/2/25 (b)	5,000,000	5,044,843
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (b)	1,726,000	1,662,433
Jackson National Life Global Funding 5.55% 7/2/27 (b)	6,794,000	6,939,977
MassMutual Global Funding II:
4.15% 8/26/25 (b)	3,715,000	3,694,974
4.5% 4/10/26 (b)	8,100,000	8,114,897
5.1% 4/9/27 (b)	8,570,000	8,757,083
New York Life Global Funding 5.45% 9/18/26 (b)	10,200,000	10,413,547
Pacific Life Global Funding II 1.2% 6/24/25 (b)	2,709,000	2,629,816
Protective Life Global Funding 3.218% 3/28/25 (b)	1,098,000	1,086,033
		63,482,264
TOTAL FINANCIALS		1,176,608,737
HEALTH CARE - 2.0%
Biotechnology - 0.2%
Amgen, Inc. 5.25% 3/2/25	7,525,000	7,527,274
Health Care Providers & Services - 1.0%
Centene Corp. 2.45% 7/15/28	3,570,000	3,266,370
CVS Health Corp. 5% 2/20/26	10,000,000	10,028,903
HCA Holdings, Inc.:
5.625% 9/1/28	10,000,000	10,312,742
5.875% 2/15/26	6,500,000	6,553,442
ICON Investments Six Designated Activity 5.809% 5/8/27	9,924,000	10,178,981
		40,340,438
Life Sciences Tools & Services - 0.2%
Revvity, Inc. 0.85% 9/15/24	4,620,000	4,611,598
Thermo Fisher Scientific, Inc. 1.215% 10/18/24	5,000,000	4,973,705
		9,585,303
Pharmaceuticals - 0.6%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	6,602,000	6,525,994
Haleon UK Capital PLC 3.125% 3/24/25	9,140,000	9,038,986
Utah Acquisition Sub, Inc. 3.95% 6/15/26	8,000,000	7,886,300
		23,451,280
TOTAL HEALTH CARE		80,904,295
INDUSTRIALS - 2.2%
Aerospace & Defense - 0.7%
BAE Systems PLC 5% 3/26/27 (b)	2,762,000	2,791,956
L3Harris Technologies, Inc. 5.4% 1/15/27	8,000,000	8,166,696
RTX Corp. 5.75% 11/8/26	3,461,000	3,550,474
The Boeing Co.:
2.196% 2/4/26	4,000,000	3,832,686
2.75% 2/1/26	2,400,000	2,320,281
4.875% 5/1/25	6,107,000	6,081,633
6.259% 5/1/27 (b)	893,000	918,705
		27,662,431
Commercial Services & Supplies - 0.1%
Republic Services, Inc. 0.875% 11/15/25	4,500,000	4,303,113
Ground Transportation - 0.2%
Canadian Pacific Railway Co. 1.35% 12/2/24	7,345,000	7,271,883
Machinery - 0.8%
Daimler Trucks Finance North America LLC:
1.625% 12/13/24 (b)	1,613,000	1,595,288
2% 12/14/26 (b)	9,000,000	8,509,615
5% 1/15/27 (b)	7,000,000	7,066,207
5.125% 9/25/27 (b)	3,257,000	3,310,789
5.2% 1/17/25 (b)	2,360,000	2,359,459
Ingersoll Rand, Inc. 5.197% 6/15/27	12,100,000	12,312,082
		35,153,440
Passenger Airlines - 0.1%
Delta Air Lines, Inc. 2.9% 10/28/24	3,718,000	3,697,828
Trading Companies & Distributors - 0.0%
Air Lease Corp. 3.25% 3/1/25	1,900,000	1,880,288
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd.:
2.125% 2/21/26 (b)	5,500,000	5,259,275
2.875% 2/15/25 (b)	6,000,000	5,921,791
		11,181,066
TOTAL INDUSTRIALS		91,150,049
INFORMATION TECHNOLOGY - 1.4%
Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 5.05% 4/5/27	1,393,000	1,419,166
Dell International LLC/EMC Corp. 5.85% 7/15/25	5,600,000	5,639,703
		7,058,869
Semiconductors & Semiconductor Equipment - 0.5%
Broadcom Corp./Broadcom Cayman LP 3.875% 1/15/27	9,300,000	9,172,121
Broadcom, Inc. 5.05% 7/12/27	6,000,000	6,091,871
Microchip Technology, Inc. 0.983% 9/1/24	4,503,000	4,499,510
		19,763,502
Software - 0.7%
Oracle Corp.:
2.5% 4/1/25	5,000,000	4,923,191
5.8% 11/10/25	7,380,000	7,477,997
Roper Technologies, Inc. 1% 9/15/25	5,000,000	4,810,546
VMware, Inc.:
4.5% 5/15/25	5,800,000	5,776,992
4.65% 5/15/27	8,000,000	8,011,724
		31,000,450
TOTAL INFORMATION TECHNOLOGY		57,822,821
MATERIALS - 0.5%
Chemicals - 0.1%
Celanese U.S. Holdings LLC 6.05% 3/15/25	4,200,000	4,215,119
Metals & Mining - 0.4%
Glencore Funding LLC 5.338% 4/4/27 (b)	14,000,000	14,237,668
TOTAL MATERIALS		18,452,787
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.:
1.3% 9/15/25	1,459,000	1,403,991
5.5% 3/15/28	5,000,000	5,136,505
Crown Castle, Inc.:
1.35% 7/15/25	342,000	331,650
4% 3/1/27	2,500,000	2,463,481
Omega Healthcare Investors, Inc. 4.5% 1/15/25	3,800,000	3,783,783
		13,119,410
UTILITIES - 1.8%
Electric Utilities - 0.6%
ENEL Finance International NV 5.125% 6/26/29 (b)	10,080,000	10,232,083
Eversource Energy 5.45% 3/1/28	5,000,000	5,125,932
FirstEnergy Corp.:
1.6% 1/15/26	365,000	349,166
2.05% 3/1/25	2,028,000	1,991,435
Firstenergy Pennsylvania Elect 5.15% 3/30/26 (b)	2,545,000	2,554,154
Florida Power & Light Co. 2.85% 4/1/25	926,000	915,207
Georgia Power Co. 5.004% 2/23/27	2,642,000	2,683,428
		23,851,405
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp. 5.45% 6/1/28	8,000,000	8,147,960
Multi-Utilities - 1.0%
Dominion Energy, Inc. 2.85% 8/15/26	9,000,000	8,705,064
DTE Energy Co.:
4.22% 11/1/24	5,000,000	4,988,708
4.95% 7/1/27	3,252,000	3,287,282
NiSource, Inc.:
0.95% 8/15/25	1,507,000	1,450,962
5.25% 3/30/28	8,000,000	8,178,497
Sempra 3.3% 4/1/25	1,816,000	1,793,868
WEC Energy Group, Inc.:
5% 9/27/25	1,702,000	1,706,146
5.15% 10/1/27	10,000,000	10,201,210
		40,311,737
TOTAL UTILITIES		72,311,102
TOTAL NONCONVERTIBLE BONDS (Cost $1,925,201,466)		1,946,012,751

U.S. Treasury Obligations - 30.9%
	Principal Amount (a)	Value ($)
U.S. Treasury Notes:
3.875% 1/15/26	65,657,700	65,403,789
4.25% 3/15/27	213,700,000	215,870,391
4.375% 12/15/26	120,000,000	121,293,750
4.5% 7/15/26	408,603,200	412,385,977
4.5% 4/15/27	16,800,000	17,077,594
4.625% 3/15/26 (e)	94,209,000	94,945,008
4.625% 11/15/26	40,590,300	41,207,082
4.625% 6/15/27	179,900,000	183,779,094
4.875% 4/30/26	80,100,000	81,135,668
5% 10/31/25	20,000,000	20,153,508
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,240,673,744)		1,253,251,861

U.S. Government Agency - Mortgage Securities - 0.1%
	Principal Amount (a)	Value ($)
Fannie Mae - 0.1%
4.5% 3/1/39 to 9/1/49	2,484,657	2,468,635
5.5% 11/1/34	436,172	448,118
7.5% 11/1/31	74	78
TOTAL FANNIE MAE		2,916,831
Freddie Mac - 0.0%
8.5% 5/1/26 to 7/1/28	2,662	2,739
Ginnie Mae - 0.0%
7% to 7% 11/15/27 to 8/15/32	41,436	42,419
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $3,253,123)		2,961,989

Asset-Backed Securities - 16.4%
	Principal Amount (a)	Value ($)
Affirm Asset Securitization Trust Series 2024-X1 Class A, 6.27% 5/15/29 (b)	1,138,405	1,141,480
AIMCO CLO Ltd. Series 2022-12A Class AR, CME Term SOFR 3 Month Index + 1.170% 6.4558% 1/17/32 (b)(c)(d)	5,251,248	5,256,567
Ally Auto Receivables Trust Series 2024-1 Class A3, 5.08% 12/15/28	1,512,000	1,524,800
American Express Credit Account Master Trust:
Series 2022-4 Class A, 4.95% 10/15/27	2,840,000	2,848,523
Series 2023-1 Class A, 4.87% 5/15/28	4,153,000	4,180,400
Series 2023-3 Class A, 5.23% 9/15/28	9,244,000	9,418,260
Series 2024-1 Class A, 5.23% 4/15/29	8,100,000	8,293,308
AmeriCredit Automobile Receivables Trust Series 2021-3 Class A3, 0.76% 8/18/26	851,738	844,607
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5714% 10/15/32 (b)(c)(d)	3,730,000	3,730,724
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.5936% 4/22/31 (b)(c)(d)	3,487,846	3,501,424
Ares XXXIV CLO Ltd. Series 2024-2A Class AR3, CME Term SOFR 3 Month Index + 1.320% 6.6058% 4/17/33 (b)(c)(d)	13,876,000	13,879,816
ARI Fleet Lease Trust Series 2024-A Class A2, 5.3% 11/15/32 (b)	6,754,000	6,778,036
Ari Fleet Lease Trust 2023-B Series 2023-B Class A2, 6.05% 7/15/32 (b)	5,311,552	5,357,044
Ari Fleet Lease Trust 2024-B Series 2024-B Class A3, 5.26% 4/15/33 (b)	925,000	945,875
Bank of America Credit Card Master Trust:
Series 2022-A2, Class A2, 5% 4/15/28	3,936,000	3,952,394
Series 2023-A1 Class A1, 4.79% 5/15/28	3,022,000	3,039,663
Series 2023-A2 Class A2, 4.98% 11/15/28	4,500,000	4,567,464
BMW Vechicle Lease Trust Series 2023-1 Class A3, 5.16% 11/25/25	2,252,048	2,251,384
BMW Vehicle Lease Trust:
Series 2023-2 Class A3, 5.99% 9/25/26	4,909,000	4,950,683
Series 2024-1 Class A3, 4.98% 3/25/27	5,392,000	5,421,245
Bofa Auto Trust 2024-1 Series 2024-1A Class A3, 5.35% 11/15/28 (b)	717,000	728,652
Capital One Prime Auto Receiva Series 2023-2 Class A3, 5.82% 6/15/28	7,279,000	7,430,073
Capital One Prime Auto Receivables Series 2023-1 Class A3, 4.87% 2/15/28	6,465,000	6,477,094
CarMax Auto Owner Trust Series 2023 2 Class A3, 5.05% 1/18/28	7,257,000	7,285,119
Carmax Auto Owner Trust:
Series 2024-1 Class A3, 4.92% 10/16/28	3,478,000	3,503,723
Series 2024-2 Class A3, 5.5% 1/16/29	1,385,000	1,413,399
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28	1,451,000	1,482,791
Carmax Auto Owner Trust 2024-3 Series 2024-3 Class A3, 4.89% 7/16/29	5,727,000	5,789,195
Carmax Owner Trust Series 2023-1 Class A2A, 5.23% 1/15/26	334,919	334,839
Carvana Auto Receivables Trust Series 2021-P3 Class A3, 0.7% 11/10/26	1,277,968	1,256,455
Cascade Funding Mortgage Trust Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)	69,391	68,389
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6436% 10/20/32 (b)(c)(d)	3,867,000	3,867,708
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.663% 7/15/33 (b)(c)(d)	5,539,000	5,544,578
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.4952% 7/27/30 (b)(c)(d)	488,122	488,276
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	610,737	599,258
Chase Auto Owner Trust:
Series 2024-1A Class A3, 5.13% 5/25/29 (b)	1,410,000	1,429,743
Series 2024-4A Class A3, 4.94% 7/25/29 (b)	8,711,000	8,809,929
Chase Auto Owner Trust 24-3 Series 2024-3A Class A3, 5.22% 7/25/29 (b)	7,192,000	7,316,524
Chase Issuance Trust:
Series 2023-A1 Class A, 5.16% 9/15/28	10,790,000	10,970,271
Series 2024-A1 Class A, 4.6% 1/16/29 (c)	8,858,000	8,922,718
Chesapeake Funding II LLC:
Series 2023 1A Class A1, 5.65% 5/15/35 (b)	4,137,233	4,162,922
Series 2023-2A Class A1, 6.16% 10/15/35 (b)	843,290	855,506
Series 2024-1A Class A1, 5.52% 5/15/36 (b)	2,034,210	2,054,224
Citibank Credit Card Issuance Trust Series 2023-A1 Class A1, 5.23% 12/8/27	3,464,000	3,488,275
Citizens Auto Receivables Trust:
Series 2024-1 Class A3, 5.11% 4/17/28 (b)	3,483,000	3,505,854
Series 2024-2 Class A3, 5.33% 8/15/28 (b)	1,750,000	1,771,369
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, CME Term SOFR 1 Month Index + 0.610% 5.8924% 7/25/34 (c)(d)	55,182	54,436
Daimler Trucks Retail Trust 20 Series 2024-1 Class A3, 5.49% 12/15/27	6,525,000	6,620,812
Dell Equipment Finance Trust 2:
Series 2023-3 Class A3, 5.93% 4/23/29 (b)	3,721,000	3,776,891
Series 2024-1 Class A3, 5.39% 3/22/30 (b)	3,031,000	3,078,249
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A3, 5.65% 1/22/29 (b)	2,398,000	2,414,969
Discover Card Execution Note Trust Series 2022-A4, Class A, 5.03% 10/15/27	4,250,000	4,262,839
Dllaa 2023-1A Series 2023-1A Class A3, 5.64% 2/22/28 (b)	623,000	634,642
DLLAD Series 2024-1A Class A3, 5.3% 7/20/29 (b)	595,000	607,316
Dllmt 2024-1 LLC Series 2024-1A Class A3, 4.84% 8/21/28 (b)	3,618,000	3,626,996
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2021-86A Class A1R, CME Term SOFR 3 Month Index + 1.360% 6.6474% 7/17/34 (b)(c)(d)	3,892,000	3,897,643
Enterprise Fleet Financing:
Series 2023-2 Class A2, 5.56% 4/22/30 (b)	5,916,979	5,952,561
Series 2024-2 Class A3, 5.61% 4/20/28 (b)	1,257,000	1,287,306
Enterprise Fleet Financing 202 Series 2024-3 Class A3, 4.98% 8/21/28 (b)	6,368,000	6,451,023
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	2,218,721	2,260,044
Enterprise Fleet Financing LLC:
Series 2021-2 Class A2, 0.48% 5/20/27 (b)	244,714	242,959
Series 2022-3 Class A2, 4.38% 7/20/29 (b)	394,211	392,216
Series 2023-1 Class A2, 5.51% 1/22/29 (b)	3,143,609	3,150,122
Series 2024-1 Class A2, 5.23% 3/20/30 (b)	8,000,000	8,047,998
Finance of America HECM Buyout Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	1,227,742	1,205,152
Flatiron Clo 28 Ltd. / Flatiron Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.5866% 7/15/36 (b)(c)(d)	11,192,000	11,232,168
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.5084% 5/20/36 (b)(c)(d)	4,373,000	4,376,477
Ford Credit Auto Lease Trust Series 2023-B Class A3, 5.91% 10/15/26	7,722,000	7,774,945
Ford Credit Auto Owner Trust:
Series 2020-1 Class A, 2.04% 8/15/31 (b)	3,372,000	3,323,024
Series 2021-1 Class A, 1.37% 10/17/33 (b)	4,343,000	4,119,174
Series 2023-B Class A3, 5.23% 5/15/28	4,689,000	4,731,770
Ford Credit Floorplan Master Owner Trust:
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	4,708,000	4,733,462
Series 2024-1 Class A1, 5.29% 4/15/29 (b)	9,304,000	9,483,895
GM Financial Automobile Leasing Trust Series 2023-1 Class A3, 5.16% 4/20/26	7,130,938	7,126,747
Gm Financial Consumer Automobi Series 2024-2 Class A2A, 5.33% 3/16/27	7,691,000	7,704,211
GM Financial Consumer Automobile Receivables Series 2023 2 Class A3, 4.47% 2/16/28	1,671,000	1,666,266
GM Financial Consumer Automobile Receivables Trust:
Series 2022-2 Class A3, 3.1% 2/16/27	2,797,309	2,763,085
Series 2023-4 Class A3, 5.78% 8/16/28	5,981,000	6,104,140
GM Financial Leasing Trust Series 2024-1 Class A3, 5.09% 3/22/27	9,242,000	9,294,320
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	646,000	649,459
GMF Floorplan Owner Revolving Trust:
Series 2023-1 Class A1, 5.34% 6/15/28 (b)	6,911,000	7,003,852
Series 2024-1A Class A1, 5.13% 3/15/29 (b)	9,920,000	10,103,249
Harot 2023-4 Series 2023-4 Class A3, 5.67% 6/21/28	5,351,000	5,454,172
Honda Auto Receivables Series 2023-1 Class A3, 5.04% 4/21/27	4,546,000	4,555,096
Huntington Auto Trust Series 2024-1A Class A3, 5.23% 1/16/29 (b)	9,089,000	9,237,755
Hyundai Auto Lease Securitizat:
Series 2023-B Class A3, 5.15% 6/15/26 (b)	8,000,000	8,000,794
Series 2023-C Class A3, 5.8% 12/15/26 (b)	6,380,000	6,443,073
Series 2024-B Class A3, 5.41% 5/17/27 (b)	3,302,000	3,347,342
Hyundai Auto Receivables Trust:
Series 2023-C Class A3, 5.54% 10/16/28	4,434,000	4,519,153
Series 2024-A Class A3, 4.99% 2/15/29	1,564,000	1,582,721
John Deere Owner Trust Series 2024-A Class A3, 4.96% 11/15/28	9,145,000	9,256,345
Juniper Valley Park CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.532% 7/20/36 (b)(c)(d)	10,000,000	10,003,940
Kubota Credit Owner Trust Series 2024-2A Class A3, 5.26% 11/15/28 (b)	1,629,000	1,661,100
Magnetite Xxii Ltd. / Magnetite Series 2024-22A Class ARR, CME Term SOFR 3 Month Index + 1.250% 6.5258% 7/15/36 (b)(c)(d)	9,615,000	9,621,000
Marlette Funding Trust 2023-3 Series 2023-3A Class A, 6.49% 9/15/33 (b)	303,592	303,854
Marlette Funding Trust 2024-1 Series 2024-1A Class A, 5.95% 7/17/34 (b)	577,046	579,071
Mercedes-Benz Auto Lease Trust Series 2024-A Class A3, 5.32% 1/18/28	2,104,000	2,141,816
Mercedes-Benz Auto Receivables:
Series 2023-1 Class A2, 5.09% 1/15/26	159,402	159,375
Series 2023-2 Class A3, 5.95% 11/15/28	3,438,000	3,517,121
Merchants Fleet Funding LLC Series 2024-1A Class A, 5.82% 4/20/37 (b)	1,883,000	1,907,142
Neuberger Berman Ln Advisers N Series 2024-50A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.533% 7/23/36 (b)(c)(d)	10,108,000	10,113,054
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5474% 7/17/32 (b)(c)(d)	4,380,000	4,384,025
Nissan Auto Receivables 2023-B Series 2023-B Class A3, 5.93% 3/15/28	4,082,000	4,153,824
Nissan Master Owner Trust Receiva Series 2024-B Class A, 5.05% 2/15/29 (b)	2,761,000	2,795,423
OneMain Direct Auto Receivables Trust Series 2021-1A Class A, 0.87% 7/14/28 (b)	2,046,965	1,999,532
Palmer Square Loan Funding 202 Series 2024-3A Class A1, CME Term SOFR 3 Month Index + 1.080% 6.4166% 8/8/32 (b)(c)(d)	6,247,000	6,248,474
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.19% 5/20/29 (b)(c)(d)	297,571	297,751
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 Month Index + 1.050% 6.3514% 4/15/30 (b)(c)(d)	2,043,731	2,044,007
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6374% 1/25/36 (c)(d)	27,252	26,964
Porsche Financial Auto Securitization Trust Series 2023-2A Class A3, 5.79% 1/22/29 (b)	3,231,000	3,267,777
Prpm 2021-5, LLC Series 2021-5 Class A1, 4.793% 6/25/26 (b)(c)	1,887,424	1,861,539
Rr 16 Ltd. Series 2021-16A Class A1, CME Term SOFR 3 Month Index + 1.370% 6.673% 7/15/36 (b)(c)(d)	4,187,000	4,187,197
Sbna Auto Lease Trust Series 2024-B Class A3, 5.56% 11/22/27 (b)	1,882,000	1,909,166
Sfs Auto Receivables Securitiz Series 2023-1A Class A3, 5.47% 10/20/28 (b)	7,535,000	7,615,722
Sfs Auto Receivables Securitization Trust:
Series 2024-1A Class A3, 4.95% 5/21/29 (b)	2,670,000	2,685,531
Series 2024-2A Class A3, 5.33% 11/20/29 (b)	1,072,000	1,092,365
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (b)	158,237	158,233
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.623% 7/15/32 (b)(c)(d)	3,398,000	3,401,177
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.583% 1/15/34 (b)(c)(d)	5,602,325	5,605,076
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.3232% 11/18/30 (b)(c)(d)	1,339,123	1,340,344
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.493% 7/15/30 (b)(c)(d)	3,207,592	3,210,681
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2524% 9/25/34 (c)(d)	66,226	67,273
Tesla Series 2024-A Class A3, 5.3% 6/21/27 (b)	3,488,000	3,512,352
Tesla Auto Lease Trust 2023-B Series 2023-B Class A3, 6.13% 9/21/26 (b)	8,253,000	8,325,877
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	1,501,000	1,506,173
Tesla Electric Vehicle Trust 2023-1 Series 2023-1 Class A3, 5.38% 6/20/28 (b)	3,567,000	3,628,293
TMUST Series 2024-1A Class A, 5.05% 9/20/29 (b)	6,446,000	6,509,704
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (b)	2,401,000	2,336,500
Toyota Auto Receivables 2023-D Series 2023-D Class A3, 5.54% 8/15/28	4,383,000	4,471,840
Toyota Lease Owner Trust Series 2024-A Class A3, 5.25% 4/20/27 (b)	1,557,000	1,571,688
Toyota Lease Owner Trust 2023- Series 2023-B Class A3, 5.66% 11/20/26 (b)	6,947,000	7,024,391
Upstart Securitization Trust Series 2022-1 Class A, 3.12% 3/20/32 (b)	241,460	240,654
Upstart Securitization Trust 2 Series 2023-3 Class A, 6.9% 10/20/33 (b)	3,257,628	3,287,431
Usaa Auto Owner Trust 2023-A Series 2023-A Class A3, 5.58% 5/15/28 (b)	7,777,000	7,851,910
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 5.2891% 12/26/50 (b)	69,652	69,500
Series 2021-NPL2 Class A1, 5.115% 3/27/51 (b)	902,695	900,420
Series 2021-NPL3 Class A1, 4.743% 5/25/51 (b)(c)	1,058,856	1,047,989
Verizon Master Trust:
Series 2021-2 Class A, 0.99% 4/20/28	4,700,000	4,672,272
Series 2023 2 Class A, 4.89% 4/13/28	5,620,000	5,611,929
Series 2023-4 Class A1A, 5.16% 6/20/29	7,552,000	7,634,611
Series 2023-5 Class A1A, 5.61% 9/8/28	6,400,000	6,451,952
Volkswagen Auto Lease Trust 20 Series 2023-A Class A3, 5.81% 10/20/26	8,000,000	8,073,746
Volkswagen Auto Loan Enhanced:
Series 2023-1 Class A3, 5.02% 6/20/28	3,407,000	3,427,966
Series 2023-2 Class A3, 5.48% 12/20/28	5,119,000	5,228,345
Voya Clo 2022-1 Ltd. / Voya Clo Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.250% 0% 4/20/35 (b)(c)(d)	7,527,000	7,527,000
Voya CLO Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.210% 6.4974% 4/17/30 (b)(c)(d)	1,349,465	1,350,550
Voya CLO Ltd./Voya CLO LLC Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7011% 7/19/34 (b)(c)(d)	2,285,000	2,285,473
Wells Fargo Card Issuance Trust Series 2024-A1 Class A, 4.94% 2/15/29	7,890,000	8,015,694
Wheels Fleet Lease Funding 1 L:
Series 2023-2A Class A, 6.46% 8/18/38 (b)	6,894,147	6,941,404
Series 2024-1A Class A1, 5.49% 2/18/39 (b)	9,625,000	9,721,037
Series 2024-2A Class A1, 4.87% 6/21/39 (b)	2,776,000	2,787,804
World Omni Auto Receivables Trust:
Series 2021 D Class A3, 0.81% 10/15/26	1,684,221	1,656,642
Series 2023-C Class A3, 5.15% 11/15/28	794,000	799,400
Series 2023-D Class A3, 5.79% 2/15/29	4,879,000	4,992,000
Series 2024-A Class A3, 4.86% 3/15/29	8,000,000	8,073,931
Series 2024-B Class A3, 5.27% 9/17/29	4,901,000	5,000,067
World Omni Auto Trust 2024-C Series 2024-C Class A3, 4.43% 12/17/29	5,984,000	5,985,339
World Omni Automobile Lease Se Series 2024-A Class A3, 5.26% 10/15/27	4,502,000	4,571,415
TOTAL ASSET-BACKED SECURITIES (Cost $659,774,296)		665,444,303

Collateralized Mortgage Obligations - 0.8%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.7%
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/66 (b)	2,455,413	2,178,013
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	111,696	110,565
Cfmt 2024-Hb15 LLC sequential payer Series 2024-HB15 Class A, 4% 8/25/34 (b)(c)	791,000	775,892
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (b)(c)	1,435,771	1,373,063
CFMT LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	1,927,661	1,904,336
Csmc Trust sequential payer Series 2021-RPL9 Class A1, 2.4364% 2/25/61 (b)	3,740,727	3,747,394
GCAT Trust sequential payer Series 2021-NQM7 Class A1, 1.915% 8/25/66 (b)	1,267,488	1,143,912
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 2.25% 7/25/67 (b)(c)	2,866,400	2,847,753
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 4.6696% 8/25/61 (b)	933,870	907,483
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (b)	846,532	775,296
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	221,291	215,559
Ocwen Loan Invest Trust Series 2024-HB1 Class A, 3% 2/25/37 (b)	185,730	180,231
Preston Ridge Partners Mortgage Trust:
sequential payer Series 2021-8 Class A1, 1.743% 9/25/26 (b)(c)	2,276,051	2,234,744
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	365,331	332,024
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)	514,218	466,223
PRET LLC Series 2022-RN1 Class A1, 3.721% 7/25/51 (b)	1,932,650	1,924,256
Prpm 2024-Rpl2 LLC Series 2024-RPL2 Class A1, 3.5% 5/25/54 (b)(c)	4,493,912	4,330,941
RMF Buyout Issuance Trust sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	263,545	260,549
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	20,606	20,551
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, CME Term SOFR 6 Month Index + 1.300% 6.5772% 7/20/34 (c)(d)	634	586
TOTAL PRIVATE SPONSOR		25,729,371
U.S. Government Agency - 0.1%
Fannie Mae:
floater Series 2015-27 Class KF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7633% 5/25/45 (c)(d)	938,350	931,183
sequential payer Series 2001-40 Class Z, 6% 8/25/31	14,409	14,580
Series 2016-27:
Class HK, 3% 1/25/41	1,135,657	1,085,738
Class KG, 3% 1/25/40	508,253	484,951
Series 2016-42 Class FL, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.8133% 7/25/46 (c)(d)	1,017,990	1,013,291
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	112,214	111,917
TOTAL U.S. GOVERNMENT AGENCY		3,641,660
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,117,664)		29,371,031

Commercial Mortgage Securities - 2.5%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.487% 1/15/39 (b)(c)(d)	1,181,000	1,164,220
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	1,099,000	1,022,070
Benchmark Mortgage Trust sequential payer Series 2021-B31 Class A1, 1.357% 12/15/54	2,092,208	1,998,961
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.2015% 9/15/26 (b)(c)(d)	2,278,000	2,215,244
BLP Commercial Mortgage Trust sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.679% 3/15/41 (b)(c)(d)	1,365,000	1,358,175
BMP floater Series 2024-MF23 Class A, CME Term SOFR 1 Month Index + 1.370% 6.7088% 6/15/41 (b)(c)(d)	2,277,000	2,267,750
BPR Trust floater Series 2022-OANA Class A, CME Term SOFR 1 Month Index + 1.890% 7.2349% 4/15/37 (b)(c)(d)	4,067,000	4,072,084
BX Commercial Mortgage Trust:
floater:
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0874% 10/15/26 (b)(c)(d)	1,804,625	1,780,376
Series 2021-LBA Class AJV, CME Term SOFR 1 Month Index + 0.910% 6.2515% 2/15/36 (b)(c)(d)	310,000	306,997
Series 2021-PAC Class A, CME Term SOFR 1 Month Index + 0.800% 6.1406% 10/15/36 (b)(c)(d)	2,267,000	2,245,038
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.1038% 5/15/38 (b)(c)(d)	1,225,616	1,212,594
Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3498% 2/15/39 (b)(c)(d)	2,226,079	2,205,209
Series 2023-XL3 Class A, CME Term SOFR 1 Month Index + 1.760% 7.0983% 12/9/40 (b)(c)(d)	1,711,369	1,715,647
floater sequential payer:
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3833% 4/15/34 (b)(c)(d)	991,101	981,823
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1215% 6/15/38 (b)(c)(d)	1,664,048	1,645,848
BX Commercial Mortgage Trust 2024-Xl4 floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7789% 2/15/39 (b)(c)(d)	3,116,404	3,112,508
BX Commercial Mtg Trust floater Series 2024-MDHS Class A, 6.9782% 5/15/41 (b)(c)	5,052,350	5,042,884
BX Trust floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.3015% 11/15/38 (b)(c)(d)	1,954,439	1,935,505
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.5019% 8/15/39 (b)(c)(d)	2,677,445	2,680,789
Series 2024-CNYN Class A, CME Term SOFR 1 Month Index + 1.440% 6.7788% 4/15/41 (b)(c)(d)	4,733,710	4,712,947
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (b)	3,643,936	3,503,464
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	2,216,637	2,064,195
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-GC36 Class AAB, 3.368% 2/10/49	424,220	418,651
Series 2015-GC33 Class AAB, 3.522% 9/10/58	641,719	635,474
COMM Mortgage Trust sequential payer:
Series 2015 LC19 Class A3, 2.922% 2/10/48	896,156	894,822
Series 2020-SBX Class A, 1.67% 1/10/38 (b)	4,412,000	3,814,473
Credit Suisse Mortgage Trust sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	290,657	277,017
CSAIL 2018-CX12 Commercial Mortgage Trust sequential payer Series 2018-CX12 Class ASB, 4.1628% 8/15/51	1,683,196	1,647,686
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C4 Class A3, 3.5438% 11/15/48	6,383,915	6,292,607
CSMC Trust Series 2017-CHOP Class A, PRIME RATE - 2.300% 6.194% 7/15/32 (b)(c)(d)	874,964	854,225
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1525% 11/15/38 (b)(c)(d)	2,883,644	2,845,796
Extended Stay America Trust floater Series 2021-ESH Class A, CME Term SOFR 1 Month Index + 1.190% 6.5315% 7/15/38 (b)(c)(d)	832,141	828,501
GS Mortgage Securities Trust:
floater Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.4015% 10/15/36 (b)(c)(d)	1,243,000	1,224,378
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	1,881,030	1,797,289
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.610% 6.9515% 9/15/29 (b)(c)(d)	616,075	579,197
Series 2013-LC11 Class A/S, 3.216% 4/15/46	631,730	577,091
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6321% 5/15/39 (b)(c)(d)	3,413,000	3,339,049
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 3/15/38 (b)(c)(d)	1,358,639	1,333,673
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 7/15/38 (b)(c)(d)	995,000	984,117
Morgan Stanley BAML Trust sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	802,735	785,985
Morgan Stanley Capital I Trust sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	2,396,136	2,294,642
Open Trust 2023-Air sequential payer Series 2023-AIR Class A, CME Term SOFR 1 Month Index + 3.080% 8.426% 10/15/28 (b)(c)(d)	1,762,138	1,777,557
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9355% 10/15/36 (b)(c)(d)	2,811,832	2,765,261
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.028% 7/15/36 (b)(c)(d)	3,000,000	2,966,018
Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1822% 11/15/38 (b)(c)(d)	2,309,867	2,281,716
Voya CLO Ltd. floater Series 2024-2A Class AR, CME Term SOFR 3 Month Index + 1.200% 6.482% 7/20/32 (b)(c)(d)	11,000,000	11,001,804
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2015-LC22 Class ASB, 3.571% 9/15/58	405,751	402,394
Series 2017-RC1 Class ASB, 3.453% 1/15/60	822,389	810,069
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $104,311,212)		102,673,820

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Citibank NA 5.438% 4/30/26 (Cost $5,000,000)	5,000,000	5,072,522

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (f) (Cost $24,981,739)	24,976,743	24,981,739

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $3,993,313,244)	4,029,770,016
NET OTHER ASSETS (LIABILITIES) - 0.7%	28,533,776
NET ASSETS - 100.0%	4,058,303,792

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	2,383	Dec 2024	494,584,203	(551,947)	(551,947)

The notional amount of futures purchased as a percentage of Net Assets is 12.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $358,443,126.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $986,818,703 or 24.3% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,406,659.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	27,834,965	1,282,304,781	1,285,167,981	1,981,199	9,974	-	24,981,739	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	-	39,025,296	39,025,296	558	-	-	-	0.0%
Total	27,834,965	1,321,330,077	1,324,193,277	1,981,757	9,974	-	24,981,739

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,946,012,751	-	1,946,012,751	-

U.S. Government and Government Agency Obligations	1,253,251,861	-	1,253,251,861	-

U.S. Government Agency - Mortgage Securities	2,961,989	-	2,961,989	-

Asset-Backed Securities	665,444,303	-	665,444,303	-

Collateralized Mortgage Obligations	29,371,031	-	29,371,031	-

Commercial Mortgage Securities	102,673,820	-	102,673,820	-

Bank Notes	5,072,522	-	5,072,522	-

Money Market Funds	24,981,739	24,981,739	-	-
Total Investments in Securities:	4,029,770,016	24,981,739	4,004,788,277	-
Derivative Instruments: Liabilities
Futures Contracts	(551,947)	(551,947)	-	-
Total Liabilities	(551,947)	(551,947)	-	-
Total Derivative Instruments:	(551,947)	(551,947)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	0	(551,947)
Total Interest Rate Risk	0	(551,947)
Total Value of Derivatives	0	(551,947)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,968,331,505)	$4,004,788,277
Fidelity Central Funds (cost $24,981,739)	24,981,739

Total Investment in Securities (cost $3,993,313,244)		$4,029,770,016
Receivable for investments sold		30,236,729
Receivable for fund shares sold		4,562,424
Interest receivable		40,210,381
Distributions receivable from Fidelity Central Funds		93,921
Prepaid expenses		5,802
Total assets		4,104,879,273
Liabilities
Payable for investments purchased	$38,176,219
Payable for fund shares redeemed	6,527,786
Distributions payable	706,803
Accrued management fee	675,747
Payable for daily variation margin on futures contracts	346,110
Other payables and accrued expenses	142,816
Total liabilities		46,575,481
Net Assets		$4,058,303,792
Net Assets consist of:
Paid in capital		$4,062,452,650
Total accumulated earnings (loss)		(4,148,858)
Net Assets		$4,058,303,792
Net Asset Value, offering price and redemption price per share ($4,058,303,792 ÷ 416,475,065 shares)		$9.74
Statement of Operations
Year ended August 31, 2024
Investment Income
Interest		$160,605,675
Income from Fidelity Central Funds (including $558 from security lending)		1,981,757
Total income		162,587,432
Expenses
Management fee	$7,024,400
Custodian fees and expenses	50,262
Independent trustees' fees and expenses	10,269
Registration fees	170,815
Audit fees	103,674
Legal	3,244
Miscellaneous	14,295
Total expenses before reductions	7,376,959
Expense reductions	(5,306)
Total expenses after reductions		7,371,653
Net Investment income (loss)		155,215,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(11,307,416)
Fidelity Central Funds	9,974
Futures contracts	1,677,396
Total net realized gain (loss)		(9,620,046)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	86,487,882
Futures contracts	(1,166,041)
Total change in net unrealized appreciation (depreciation)		85,321,841
Net gain (loss)		75,701,795
Net increase (decrease) in net assets resulting from operations		$230,917,574
Statement of Changes in Net Assets

	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$155,215,779	$83,641,831
Net realized gain (loss)	(9,620,046)	(33,890,448)
Change in net unrealized appreciation (depreciation)	85,321,841	14,038,850
Net increase (decrease) in net assets resulting from operations	230,917,574	63,790,233
Distributions to shareholders	(145,377,860)	(66,825,466)

Share transactions
Proceeds from sales of shares	1,998,697,925	2,028,572,765
Reinvestment of distributions	141,473,808	66,164,601
Cost of shares redeemed	(1,369,696,619)	(732,498,679)

Net increase (decrease) in net assets resulting from share transactions	770,475,114	1,362,238,687
Total increase (decrease) in net assets	856,014,828	1,359,203,454

Net Assets
Beginning of period	3,202,288,964	1,843,085,510
End of period	$4,058,303,792	$3,202,288,964

Other Information
Shares
Sold	208,032,833	213,529,531
Issued in reinvestment of distributions	14,721,830	6,952,035
Redeemed	(142,724,754)	(77,105,778)
Net increase (decrease)	80,029,909	143,375,788

Financial Highlights
Fidelity® SAI Short-Term Bond Fund

Years ended August 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$9.52	$9.55	$10.01	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.423	.312	.075	.047
Net realized and unrealized gain (loss)	.193	(.105)	(.475)	.007
Total from investment operations	.616	.207	(.400)	.054
Distributions from net investment income	(.396)	(.237)	(.056)	(.044)
Distributions from net realized gain	-	-	(.004)	-
Total distributions	(.396)	(.237)	(.060)	(.044)
Net asset value, end of period	$9.74	$9.52	$9.55	$10.01
Total Return D,E	6.60%	2.20%	(4.01)%	.54%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.21%	.26%	.31%	.34% H
Expenses net of fee waivers, if any	.21%	.26%	.30%	.34% H
Expenses net of all reductions	.21%	.26%	.30%	.34% H
Net investment income (loss)	4.41%	3.30%	.77%	.49% H
Supplemental Data
Net assets, end of period (000 omitted)	$4,058,304	$3,202,289	$1,843,086	$1,845,225
Portfolio turnover rate I	59%	55%	74%	70% J,K

AFor the period September 15, 2020 (commencement of operations) through August 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount not annualized.
Notes to Financial Statements

For the period ended August 31, 2024

1. Organization.
Fidelity SAI Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A  Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$60,501,905
Gross unrealized depreciation	(6,824,724)
Net unrealized appreciation (depreciation)	$53,677,181
Tax Cost	$3,976,092,835

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,195,023
Capital loss carryforward	$(59,021,061)
Net unrealized appreciation (depreciation) on securities and other investments	$53,677,181

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(21,392,207)
Long-term	(37,628,854)
Total capital loss carryforward	$(59,021,061)

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$145,377,860	$ 66,825,466
Total	$145,377,860	$ 66,825,466

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Short-Term Bond Fund	1,557,204,366	648,565,259

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity SAI Short-Term Bond Fund	5,579

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity SAI Short-Term Bond Fund	58	-	-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5,306.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI Short-Term Bond Fund	12%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2024 and for the period September 15, 2020 (commencement of operations) through August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the three years in the period ended August 31, 2024 and for the period September 15, 2020 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 32.77% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $145,377,860 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9900845.103
SST-ANN-1024
Fidelity® SAI Total Bond Fund

Annual Report
August 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Total Bond Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Corporate Bonds - 31.4%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
DISH Network Corp. 3.375% 8/15/26		9,206,000	5,731,550
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Itron, Inc. 1.375% 7/15/30 (b)		378,000	386,694
Semiconductors & Semiconductor Equipment - 0.0%
MKS Instruments, Inc. 1.25% 6/1/30 (b)		1,190,000	1,225,105
Wolfspeed, Inc. 1.875% 12/1/29		5,079,000	1,936,132
			3,161,237
TOTAL INFORMATION TECHNOLOGY			3,547,931

REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Realogy Group LLC/Realogy Co-Issuer Corp. 0.25% 6/15/26		993,000	844,050
Redfin Corp. 0.5% 4/1/27		3,733,000	2,557,105
			3,401,155
UTILITIES - 0.0%
Electric Utilities - 0.0%
PG&E Corp. 4.25% 12/1/27 (b)		994,000	1,060,598
Independent Power and Renewable Electricity Producers - 0.0%
NextEra Energy Partners LP 2.5% 6/15/26 (b)		1,051,000	969,615
Sunnova Energy International, Inc.:
0.25% 12/1/26		1,863,000	1,411,063
2.625% 2/15/28		148,000	95,534
			2,476,212
TOTAL UTILITIES			3,536,810

TOTAL CONVERTIBLE BONDS			16,217,446
Nonconvertible Bonds - 31.3%
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 0.7%
Altice France SA:
5.125% 1/15/29(b)		4,360,000	3,026,971
5.125% 7/15/29(b)		4,100,000	2,860,518
5.5% 1/15/28(b)		880,000	626,207
5.5% 10/15/29(b)		2,400,000	1,665,217
AT&T, Inc.:
2.55% 12/1/33		3,443,000	2,851,706
3.8% 12/1/57		8,798,000	6,448,560
4.3% 2/15/30		5,781,000	5,722,396
Cablevision Lightpath LLC:
3.875% 9/15/27(b)		165,000	154,851
5.625% 9/15/28(b)		295,000	267,456
Colombia Telecomunicaciones SA 4.95% 7/17/30 (b)		300,000	256,254
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (b)		1,090,000	1,081,745
Consolidated Communications, Inc. 5% 10/1/28 (b)		690,000	602,350
Frontier Communications Holdings LLC:
5% 5/1/28(b)(c)		3,405,000	3,306,442
5.875% 10/15/27(b)		644,000	641,473
5.875% 11/1/29		705,000	648,519
8.75% 5/15/30(b)		761,000	801,486
IHS Holding Ltd.:
5.625% 11/29/26(b)		1,867,000	1,813,324
6.25% 11/29/28(b)		278,000	255,588
Iliad Holding SAS:
7% 10/15/28(b)		120,000	121,793
8.5% 4/15/31(b)		2,035,000	2,156,422
Koninklijke KPN NV 3.875% 2/16/36 (Reg. S)	EUR	600,000	666,221
Level 3 Financing, Inc.:
3.625% 1/15/29(b)		195,000	121,388
3.875% 10/15/30(b)		340,000	231,359
4% 4/15/31(b)		120,000	80,399
4.5% 4/1/30(b)		2,175,000	1,594,344
4.875% 6/15/29(b)		145,000	112,745
10.5% 5/15/30(b)		3,766,000	4,035,156
11% 11/15/29(b)		526,321	577,009
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (b)		3,765,000	2,341,002
Optics Bidco SpA:
7.2% 7/18/36(b)		842,000	884,351
7.721% 6/4/38(b)		202,000	218,818
Qtel International Finance Ltd. 2.625% 4/8/31 (b)		560,000	499,625
Sable International Finance Ltd. 5.75% 9/7/27 (b)		1,280,000	1,261,197
Sitios Latinoamerica S.A.B. de CV 5.375% 4/4/32 (b)		2,249,000	2,134,301
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)		1,099,000	1,090,071
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		1,200,000	1,159,500
Telstra Group Ltd. 3.5% 9/3/36 (Reg. S)	EUR	2,875,000	3,169,730
Verizon Communications, Inc.:
2.355% 3/15/32		51,205,000	43,504,302
2.55% 3/21/31		30,387,000	26,729,395
3.75% 2/28/36	EUR	1,150,000	1,273,927
4.78% 2/15/35(b)		2,599,000	2,562,740
5.012% 4/15/49		324,000	321,383
Windstream Escrow LLC 7.75% 8/15/28 (b)		2,470,000	2,410,982
Zayo Group Holdings, Inc. 4% 3/1/27 (b)(c)		2,294,000	2,002,281
			134,291,504
Entertainment - 0.0%
Roblox Corp. 3.875% 5/1/30 (b)		2,005,000	1,847,101
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	1,100,000	1,259,444
			3,106,545
Interactive Media & Services - 0.0%
Baidu, Inc.:
1.72% 4/9/26		815,000	777,714
2.375% 10/9/30		345,000	304,369
Tencent Holdings Ltd.:
1.81% 1/26/26(b)		350,000	336,830
2.39% 6/3/30(b)		745,000	664,214
3.975% 4/11/29(b)		260,000	254,036
			2,337,163
Media - 1.7%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		2,880,000	2,700,176
Altice Financing SA 5.75% 8/15/29 (b)		6,745,000	5,195,705
Altice France Holding SA 6% 2/15/28 (b)		1,411,000	454,449
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31(b)		2,079,000	1,803,960
4.25% 1/15/34(b)		2,020,000	1,628,950
4.5% 8/15/30(b)		1,635,000	1,458,104
4.5% 5/1/32		1,789,000	1,527,546
4.5% 6/1/33(b)		3,695,000	3,089,022
4.75% 2/1/32(b)		3,275,000	2,853,622
5.375% 6/1/29(b)		1,945,000	1,844,955
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.85% 4/1/61		2,000,000	1,214,012
3.9% 6/1/52		22,000,000	14,407,475
4.4% 4/1/33		14,572,000	13,244,697
4.8% 3/1/50		5,000,000	3,803,788
5.25% 4/1/53		22,947,000	18,790,761
5.375% 5/1/47		25,864,000	21,569,039
5.5% 4/1/63		20,184,000	16,182,199
6.1% 6/1/29		10,981,000	11,345,324
6.484% 10/23/45		5,093,000	4,868,057
6.55% 6/1/34		5,988,000	6,202,892
6.834% 10/23/55		2,000,000	1,984,797
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27(b)(c)		1,268,000	1,238,725
7.5% 6/1/29(b)		1,305,000	1,100,406
7.875% 4/1/30(b)(c)		1,990,000	2,079,265
9% 9/15/28(b)(c)		1,325,000	1,408,433
Comcast Corp. 6.45% 3/15/37		797,000	905,596
CSC Holdings LLC:
3.375% 2/15/31(b)		4,230,000	2,720,070
4.125% 12/1/30(b)		1,490,000	982,592
4.5% 11/15/31(b)		630,000	418,986
4.625% 12/1/30(b)		3,460,000	1,352,840
5.375% 2/1/28(b)		1,375,000	1,057,224
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(d)		1,650,000	20,625
Discovery Communications LLC 3.625% 5/15/30		7,624,000	6,767,135
DISH DBS Corp.:
5.75% 12/1/28(b)		2,270,000	1,746,556
5.875% 11/15/24		445,000	431,951
DISH Network Corp. 11.75% 11/15/27 (b)		5,354,000	5,443,760
Fox Corp.:
4.709% 1/25/29		3,602,000	3,627,241
5.476% 1/25/39		3,552,000	3,538,600
LCPR Senior Secured Financing DAC:
5.125% 7/15/29(b)		3,065,000	2,475,274
6.75% 10/15/27(b)		2,500,000	2,285,729
Outfront Media Capital LLC / Corp. 7.375% 2/15/31 (b)		1,870,000	1,987,610
Sirius XM Radio, Inc.:
4.125% 7/1/30(b)		1,020,000	915,534
5.5% 7/1/29(b)(c)		695,000	676,411
Telecomunicaciones Digitales SA 4.5% 1/30/30 (b)		1,750,000	1,591,415
Time Warner Cable LLC:
4.5% 9/15/42		10,467,000	7,932,741
5.5% 9/1/41		4,708,000	4,074,039
5.875% 11/15/40		6,004,000	5,419,750
6.55% 5/1/37		17,014,000	16,786,125
7.3% 7/1/38		14,056,000	14,700,126
TV Azteca SA de CV 8.25% (Reg. S) (d)		2,133,000	810,540
Univision Communications, Inc.:
6.625% 6/1/27(b)		5,903,000	5,842,923
8% 8/15/28(b)		1,090,000	1,102,791
8.5% 7/31/31(b)		745,000	743,520
Virgin Media Secured Finance PLC 4.5% 8/15/30 (b)		1,600,000	1,412,964
VTR Finance BV 6.375% 7/15/28 (b)		1,096,000	1,002,840
Warnermedia Holdings, Inc.:
3.755% 3/15/27		9,262,000	8,873,403
4.054% 3/15/29		3,210,000	2,999,006
4.279% 3/15/32		46,121,000	40,316,714
4.693% 5/17/33 (Reg. S)	EUR	2,050,000	2,238,223
5.05% 3/15/42		7,082,000	5,675,052
5.141% 3/15/52		50,412,000	38,343,295
Ziggo Bond Co. BV 6% 1/15/27 (b)		150,000	149,568
Ziggo BV 4.875% 1/15/30 (b)		1,285,000	1,198,028
			340,563,156
Wireless Telecommunication Services - 0.4%
AXIAN Telecom 7.375% 2/16/27 (b)		1,640,000	1,636,413
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)		6,312,000	6,213,904
CT Trust 5.125% 2/3/32 (b)		1,425,000	1,277,156
Intelsat Jackson Holdings SA 6.5% 3/15/30 (b)		3,731,000	3,582,499
Millicom International Cellular SA:
4.5% 4/27/31(b)		3,020,000	2,685,928
5.125% 1/15/28(b)		342,000	330,758
7.375% 4/2/32(b)		1,210,000	1,221,374
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (b)		456,000	460,275
T-Mobile U.S.A., Inc.:
2.25% 11/15/31		10,000,000	8,486,430
3.75% 4/15/27		12,950,000	12,714,962
3.875% 4/15/30		23,000,000	22,128,212
4.375% 4/15/40		2,795,000	2,519,029
4.5% 4/15/50		5,491,000	4,764,354
VMED O2 UK Financing I PLC:
4.25% 1/31/31(b)		1,965,000	1,708,259
7.75% 4/15/32(b)		150,000	152,498
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S)(e)	GBP	2,300,000	2,986,699
6.25% 10/3/78 (Reg. S)(e)		1,859,000	1,858,833
VTR Comunicaciones SpA:
4.375% 4/15/29(b)		310,000	266,988
5.125% 1/15/28(b)		1,108,000	1,016,247
			76,010,818
TOTAL COMMUNICATION SERVICES			556,309,186

CONSUMER DISCRETIONARY - 1.4%
Automobile Components - 0.1%
Adient Global Holdings Ltd. 7% 4/15/28 (b)		385,000	395,693
Dana Financing Luxembourg SARL 5.75% 4/15/25 (b)		260,000	259,159
Dana, Inc.:
4.25% 9/1/30		520,000	468,306
5.375% 11/15/27		500,000	494,967
Hertz Corp. 12.625% 7/15/29 (b)		117,000	124,625
Macquarie AirFinance Holdings:
6.4% 3/26/29(b)		1,515,000	1,576,678
6.5% 3/26/31(b)		1,650,000	1,739,684
8.125% 3/30/29(b)		1,630,000	1,732,237
8.375% 5/1/28(b)		1,095,000	1,160,190
Metalsa SA de CV 3.75% 5/4/31 (b)		660,000	552,750
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	900,000	1,032,112
Schaeffler AG 4.75% 8/14/29 (Reg. S)	EUR	1,800,000	2,033,850
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	800,000	855,580
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	1,800,000	1,876,993
ZF North America Capital, Inc.:
4.75% 4/29/25(b)		1,487,000	1,473,941
6.75% 4/23/30(b)		1,635,000	1,680,724
6.875% 4/14/28(b)		700,000	723,198
6.875% 4/23/32(b)		740,000	768,878
7.125% 4/14/30(b)		700,000	733,534
			19,683,099
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd. 10% 3/31/29 (b)		1,180,000	1,201,687
McLaren Finance PLC 7.5% 8/1/26 (b)		1,350,000	1,185,970
RCI Banque SA 5.5% 10/9/34 (Reg. S) (e)	EUR	1,200,000	1,351,505
Rivian Holdco & Rivian LLC & Rivian Automotive LLC CME Term SOFR 6 Month Index + 6.050% 11.3595% 10/15/26 (b)(e)(f)		8,282,000	8,282,672
			12,021,834
Broadline Retail - 0.1%
Alibaba Group Holding Ltd. 2.125% 2/9/31		435,000	373,313
JD.com, Inc. 3.375% 1/14/30		1,420,000	1,337,342
John Lewis PLC 6.125% 1/21/25	GBP	8,381,000	11,021,467
Kohl's Corp. 4.25% 7/17/25		175,000	173,335
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	700,000	897,880
Match Group Holdings II LLC:
3.625% 10/1/31(b)(c)		385,000	341,865
4.125% 8/1/30(b)		870,000	801,389
5% 12/15/27(b)		95,000	93,136
Nordstrom, Inc.:
4.25% 8/1/31		1,180,000	1,049,993
4.375% 4/1/30(c)		610,000	560,188
Prosus NV:
3.061% 7/13/31(b)		685,000	587,602
3.68% 1/21/30(b)		840,000	773,850
4.027% 8/3/50(b)		1,110,000	779,081
4.193% 1/19/32(b)		455,000	412,913
			19,203,354
Distributors - 0.0%
The Gates Corp. 6.875% 7/1/29 (b)		1,380,000	1,415,527
Windsor Holdings III, LLC 8.5% 6/15/30 (b)		1,060,000	1,135,437
			2,550,964
Diversified Consumer Services - 0.1%
Service Corp. International:
4% 5/15/31		115,000	105,531
4.625% 12/15/27		520,000	510,220
5.125% 6/1/29		700,000	691,742
Sotheby's 7.375% 10/15/27 (b)		1,450,000	1,384,673
StoneMor, Inc. 8.5% 5/15/29 (b)		515,000	458,252
TKC Holdings, Inc.:
6.875% 5/15/28(b)		2,259,000	2,244,370
10.5% 5/15/29(b)		2,464,000	2,457,796
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)(c)		3,315,000	3,299,774
			11,152,358
Hotels, Restaurants & Leisure - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28(b)		665,000	635,034
4% 10/15/30(b)		2,149,000	1,968,444
5.75% 4/15/25(b)		548,000	547,074
6.125% 6/15/29(b)		1,650,000	1,685,104
Affinity Interactive 6.875% 12/15/27 (b)		390,000	334,310
Aramark Services, Inc.:
5% 4/1/25(b)		20,000	19,960
5% 2/1/28(b)		1,338,000	1,312,360
Bimbo Bakeries U.S.A., Inc.:
5.375% 1/9/36(b)		365,000	370,475
6.4% 1/15/34(b)		730,000	797,981
Caesars Entertainment, Inc.:
6.5% 2/15/32(b)		2,515,000	2,584,492
7% 2/15/30(b)		2,236,000	2,315,530
8.125% 7/1/27(b)		987,000	1,007,964
Carnival Corp.:
5.75% 3/1/27(b)		565,000	566,871
6% 5/1/29(b)		1,925,000	1,933,607
6.65% 1/15/28		225,000	229,772
7.625% 3/1/26(b)		3,750,000	3,787,988
10.5% 6/1/30(b)		1,215,000	1,318,700
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (b)		3,705,000	3,330,640
Garden SpinCo Corp. 8.625% 7/20/30 (b)(c)		580,000	632,904
GENM Capital Labuan Ltd. 3.882% 4/19/31 (b)		860,000	768,894
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32(b)		895,000	802,218
4% 5/1/31(b)		1,775,000	1,640,215
5.875% 4/1/29(b)		990,000	1,008,880
6.125% 4/1/32(b)		490,000	502,381
Hilton Grand Vacations Borrower Escrow LLC:
4.875% 7/1/31(b)		795,000	712,775
6.625% 1/15/32(b)		2,500,000	2,530,130
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	1,640,000	2,028,524
Jacobs Entertainment, Inc. 6.75% 2/15/29 (b)		1,030,000	982,623
Life Time, Inc.:
5.75% 1/15/26(b)		2,130,000	2,130,349
8% 4/15/26(b)(c)		3,404,000	3,455,295
Lindblad Expeditions LLC 6.75% 2/15/27 (b)		325,000	322,934
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)		2,495,000	2,352,189
McDonald's Corp. 3.5% 7/1/27		3,551,000	3,474,862
Meituan:
2.125% 10/28/25(b)		995,000	960,284
3.05% 10/28/30(b)		665,000	595,601
Merlin Entertainments Group 7.375% 2/15/31 (b)		600,000	597,781
MGM Resorts International 6.5% 4/15/32		1,185,000	1,193,472
NCL Corp. Ltd.:
3.625% 12/15/24(b)		1,844,000	1,831,220
5.875% 3/15/26(b)		690,000	689,624
Ontario Gaming GTA LP / OTG Co. issuer, Inc. 8% 8/1/30 (b)		64,000	65,965
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26(b)		1,485,000	1,458,814
5.375% 7/15/27(b)		1,095,000	1,096,871
5.5% 8/31/26(b)		620,000	620,879
6% 2/1/33(b)		2,240,000	2,294,629
6.25% 3/15/32(b)		2,520,000	2,602,449
7.25% 1/15/30(b)		640,000	676,582
Station Casinos LLC:
4.5% 2/15/28(b)		1,190,000	1,142,126
6.625% 3/15/32(b)		1,175,000	1,198,587
Times Square Hotel Trust 8.528% 8/1/26 (b)		227,947	228,055
Viking Cruises Ltd. 9.125% 7/15/31 (b)		440,000	482,705
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (b)		475,000	471,049
Voc Escrow Ltd. 5% 2/15/28 (b)		670,000	657,305
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	2,210,000	2,683,322
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)(c)		640,000	679,254
Yum! Brands, Inc.:
3.625% 3/15/31		285,000	261,588
4.625% 1/31/32		2,160,000	2,047,179
5.375% 4/1/32		510,000	505,600
			73,132,420
Household Durables - 0.0%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (b)		690,000	653,372
Beazer Homes U.S.A., Inc. 7.5% 3/15/31 (b)		935,000	951,842
Landsea Homes Corp. 8.875% 4/1/29 (b)		735,000	760,757
LGI Homes, Inc.:
4% 7/15/29(b)		780,000	708,187
8.75% 12/15/28(b)		480,000	511,416
Newell Brands, Inc.:
5.7% 4/1/26		420,000	418,516
6.375% 9/15/27		460,000	462,182
6.625% 9/15/29		715,000	713,901
6.875% 4/1/36(c)(g)		290,000	275,767
7% 4/1/46(g)		510,000	442,204
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,950,000	2,039,060
TopBuild Corp. 4.125% 2/15/32 (b)		990,000	901,084
Vestel Elektonik Sanayi ve Ticaret A/S 9.75% 5/15/29 (b)		600,000	603,666
			9,441,954
Leisure Products - 0.0%
Amer Sports Co. 6.75% 2/16/31 (b)(c)		2,595,000	2,637,132
Specialty Retail - 0.4%
Arko Corp. 5.125% 11/15/29 (b)		1,115,000	990,321
AutoNation, Inc. 4.75% 6/1/30		1,671,000	1,650,918
AutoZone, Inc.:
4% 4/15/30		11,145,000	10,826,558
4.75% 8/1/32		15,000,000	14,925,663
Bath & Body Works, Inc. 6.694% 1/15/27		480,000	494,293
Carvana Co.:
4.875% 9/1/29(b)		1,471,000	1,237,187
5.5% 4/15/27(b)		775,000	719,667
5.625% 10/1/25(b)		2,325,000	2,272,712
5.875% 10/1/28(b)		455,000	408,958
10.25% 5/1/30(b)		120,000	123,354
12% 12/1/28 pay-in-kind(b)(e)		642,110	666,487
13% 6/1/30 pay-in-kind(b)(e)		697,138	744,232
14% 6/1/31 pay-in-kind(b)(e)		1,515,130	1,725,526
Champions Financing, Inc. 8.75% 2/15/29 (b)		2,325,000	2,384,652
Group 1 Automotive, Inc. 6.375% 1/15/30 (b)		245,000	249,242
Hudson Automotive Group 8% 5/15/32 (b)		730,000	769,966
LBM Acquisition LLC 6.25% 1/15/29 (b)		895,000	809,047
LCM Investments Holdings 8.25% 8/1/31 (b)		655,000	696,430
Lowe's Companies, Inc.:
3.35% 4/1/27		1,437,000	1,401,499
3.75% 4/1/32		27,423,000	25,767,761
Michaels Companies, Inc.:
5.25% 5/1/28(b)		615,000	482,863
7.875% 5/1/29(b)		240,000	140,501
O'Reilly Automotive, Inc. 4.2% 4/1/30		2,481,000	2,436,436
Sally Holdings LLC 6.75% 3/1/32 (c)		1,270,000	1,295,491
Staples, Inc.:
10.75% 9/1/29(b)		2,215,000	2,086,319
12.75% 1/15/30(b)		1,788,025	1,381,919
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)(c)		1,595,000	1,670,970
			78,358,972
Textiles, Apparel & Luxury Goods - 0.2%
Crocs, Inc.:
4.125% 8/15/31(b)		840,000	755,010
4.25% 3/15/29(b)(c)		500,000	472,038
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		410,000	386,080
Levi Strauss & Co. 3.5% 3/1/31 (b)		210,000	189,439
Tapestry, Inc.:
7% 11/27/26		6,493,000	6,697,478
7.05% 11/27/25		2,407,000	2,451,617
7.35% 11/27/28		10,385,000	10,893,110
7.7% 11/27/30		11,966,000	12,741,450
7.85% 11/27/33		11,966,000	12,803,949
Wolverine World Wide, Inc. 4% 8/15/29 (b)		1,335,000	1,136,831
			48,527,002
TOTAL CONSUMER DISCRETIONARY			276,709,089

CONSUMER STAPLES - 1.0%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.:
4.75% 4/15/58		10,214,000	9,551,082
5.45% 1/23/39		9,200,000	9,680,969
5.55% 1/23/49		21,036,000	22,044,522
5.8% 1/23/59 (Reg. S)		22,287,000	24,466,567
Central American Bottling Corp. 5.25% 4/27/29 (b)		1,280,000	1,234,000
Constellation Brands, Inc. 4.75% 5/9/32		20,000,000	19,926,067
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)		2,270,000	2,244,849
			89,148,056
Consumer Staples Distribution & Retail - 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29(b)		1,720,000	1,592,976
4.875% 2/15/30(b)		2,565,000	2,506,935
C&S Group Enterprises LLC 5% 12/15/28 (b)		2,795,000	2,111,353
KeHE Distributor / Nextwave 9% 2/15/29 (b)		2,490,000	2,597,757
Minerva Luxembourg SA 8.875% 9/13/33 (b)		605,000	653,056
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (b)		1,065,000	1,067,993
Performance Food Group, Inc. 5.5% 10/15/27 (b)		1,314,000	1,306,512
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	700,000	821,624
Sigma Holdco BV 7.875% 5/15/26 (b)		2,339,000	2,307,237
Sysco Corp.:
5.95% 4/1/30		4,765,000	5,085,659
6.6% 4/1/50		7,190,000	8,263,833
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	2,115,000	2,492,100
U.S. Foods, Inc.:
4.625% 6/1/30(b)(c)		580,000	555,169
4.75% 2/15/29(b)		655,000	638,655
6.875% 9/15/28(b)		820,000	852,986
United Natural Foods, Inc. 6.75% 10/15/28 (b)		385,000	361,587
Walgreens Boots Alliance, Inc. 8.125% 8/15/29 (c)		750,000	750,844
			33,966,276
Food Products - 0.1%
Adecoagro SA 6% 9/21/27 (b)		440,000	434,914
Camposol SA 6% 2/3/27 (b)		715,000	644,980
Darling Ingredients, Inc. 6% 6/15/30 (b)(c)		850,000	860,404
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)(c)		1,160,000	1,220,321
JDE Peet's BV 2.25% 9/24/31 (b)		1,978,000	1,639,243
Lamb Weston Holdings, Inc.:
4.125% 1/31/30(b)		3,330,000	3,099,679
4.375% 1/31/32(b)		160,000	147,380
MARB BondCo PLC 3.95% 1/29/31 (b)		620,000	524,520
Post Holdings, Inc.:
4.625% 4/15/30(b)		775,000	736,567
5.5% 12/15/29(b)		1,209,000	1,188,229
6.25% 2/15/32(b)		1,515,000	1,553,649
6.375% 3/1/33(b)		2,240,000	2,256,352
			14,306,238
Household Products - 0.0%
Kronos Acquisition Holdings, Inc.:
8.25% 6/30/31(b)		550,000	565,934
10.75% 6/30/32(b)		550,000	548,297
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	1,000,000	1,122,367
Resideo Funding, Inc. 6.5% 7/15/32 (b)		780,000	794,089
			3,030,687
Personal Care Products - 0.0%
BellRing Brands, Inc. 7% 3/15/30 (b)		510,000	529,676
Tobacco - 0.3%
Altria Group, Inc.:
4.25% 8/9/42		10,924,000	9,179,499
4.5% 5/2/43		7,299,000	6,292,201
4.8% 2/14/29		1,994,000	2,005,444
5.95% 2/14/49		2,582,000	2,660,747
BAT Capital Corp.:
5.834% 2/20/31		2,700,000	2,833,983
6.421% 8/2/33		13,161,000	14,270,760
BAT International Finance PLC 4.125% 4/12/32 (Reg. S)	EUR	2,800,000	3,104,491
Imperial Brands Finance PLC:
4.25% 7/21/25(b)		691,000	684,887
6.125% 7/27/27(b)		7,555,000	7,818,360
Reynolds American, Inc.:
4.45% 6/12/25		3,319,000	3,301,791
5.7% 8/15/35		1,538,000	1,574,749
5.85% 8/15/45		12,953,000	12,687,173
6.15% 9/15/43		1,637,000	1,662,108
7.25% 6/15/37		1,835,000	2,082,032
			70,158,225
TOTAL CONSUMER STAPLES			211,139,158

ENERGY - 3.9%
Energy Equipment & Services - 0.1%
Archrock Partners LP / Archrock Partners Finance Corp. 6.625% 9/1/32 (b)		1,125,000	1,139,032
Guara Norte SARL 5.198% 6/15/34 (b)		782,602	740,858
Halliburton Co.:
3.8% 11/15/25		86,000	85,053
4.85% 11/15/35		3,103,000	3,063,252
Nabors Industries, Inc.:
8.875% 8/15/31(b)		675,000	676,359
9.125% 1/31/30(b)		310,000	332,193
Oleoducto Central SA 4% 7/14/27 (b)		802,000	765,659
Seadrill Finance Ltd. 8.375% 8/1/30 (b)		615,000	649,181
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		2,024,000	2,058,155
Star Holding LLC 8.75% 8/1/31 (b)		434,000	425,168
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		400,000	421,960
The Oil and Gas Holding Co.:
7.5% 10/25/27(b)		903,000	939,402
8.375% 11/7/28(b)		260,000	281,614
Transocean Aquila Ltd. 8% 9/30/28 (b)		460,000	473,044
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)		396,000	396,287
Transocean, Inc.:
8% 2/1/27(b)		2,142,000	2,141,780
8.25% 5/15/29(b)		790,000	799,780
8.5% 5/15/31(b)		1,270,000	1,288,679
8.75% 2/15/30(b)		238,000	251,408
U.S.A. Compression Partners LP/U.S.A. Compression Finance Corp. 7.125% 3/15/29 (b)		1,185,000	1,217,188
Valaris Ltd. 8.375% 4/30/30 (b)		2,620,000	2,733,273
Vallourec SA 7.5% 4/15/32 (b)		2,280,000	2,400,895
Viridien 8.75% 4/1/27 (b)		3,130,000	2,998,632
Yinson Boronia Production BV 8.947% 7/31/42 (b)		1,780,000	1,865,529
			28,144,381
Oil, Gas & Consumable Fuels - 3.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 3/1/27 (b)		1,140,000	1,135,571
Baytex Energy Corp. 7.375% 3/15/32 (b)		1,180,000	1,222,108
Blue Racer Midstream LLC/Blue Racer Finance Corp.:
7% 7/15/29(b)		415,000	431,667
7.25% 7/15/32(b)		164,000	171,951
California Resources Corp.:
7.125% 2/1/26(b)		340,000	341,323
8.25% 6/15/29(b)		3,115,000	3,212,895
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75% 7/15/28 (b)		970,000	953,710
Canacol Energy Ltd. 5.75% 11/24/28 (b)		2,881,000	1,660,176
Canadian Natural Resources Ltd.:
2.95% 7/15/30		12,000,000	10,866,266
5.85% 2/1/35		3,955,000	4,104,240
Cenovus Energy, Inc.:
3.75% 2/15/52		12,540,000	9,122,375
5.4% 6/15/47		1,366,000	1,310,537
6.75% 11/15/39		547,000	611,635
Cheniere Energy Partners LP 5.75% 8/15/34 (b)		885,000	916,280
Citgo Petroleum Corp.:
6.375% 6/15/26(b)		1,455,000	1,463,187
7% 6/15/25(b)		2,944,000	2,945,778
8.375% 1/15/29(b)		1,568,000	1,628,699
CNX Midstream Partners LP 4.75% 4/15/30 (b)		1,230,000	1,147,203
CNX Resources Corp.:
7.25% 3/1/32(b)		1,240,000	1,298,374
7.375% 1/15/31(b)(c)		1,350,000	1,410,759
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30(b)		2,382,000	2,502,172
6.036% 11/15/33(b)		6,422,000	6,780,511
6.497% 8/15/43(b)		1,920,000	2,086,997
6.544% 11/15/53(b)		3,456,000	3,832,823
6.714% 8/15/63(b)		2,069,000	2,300,220
Comstock Resources, Inc.:
5.875% 1/15/30(b)		2,424,000	2,291,703
6.75% 3/1/29(b)(c)		1,640,000	1,613,169
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/33 (b)		2,500,000	2,701,115
Crescent Energy Finance LLC 7.625% 4/1/32 (b)		605,000	623,854
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (b)		1,580,000	1,601,790
CVR Energy, Inc.:
5.75% 2/15/28(b)		3,433,000	3,237,466
8.5% 1/15/29(b)		1,840,000	1,874,592
DCP Midstream Operating LP:
5.125% 5/15/29		7,248,000	7,366,831
6.45% 11/3/36(b)		4,987,000	5,413,024
Delek Logistics Partners LP/Delek Logistics Finance Corp.:
7.125% 6/1/28(b)		3,025,000	3,048,456
8.625% 3/15/29(b)		1,705,000	1,792,769
DT Midstream, Inc.:
4.125% 6/15/29(b)		435,000	413,246
4.375% 6/15/31(b)(c)		160,000	150,342
Ecopetrol SA:
4.625% 11/2/31		600,000	507,420
8.375% 1/19/36		550,000	557,051
8.875% 1/13/33		1,915,000	2,031,815
EG Global Finance PLC 12% 11/30/28 (b)		6,565,000	7,161,253
EIG Pearl Holdings SARL 3.545% 8/31/36 (b)		2,530,000	2,216,122
Empresa Nacional de Petroleo:
5.95% 7/30/34(b)		375,000	389,063
6.15% 5/10/33(b)		545,000	569,525
Energean Israel Finance Ltd.:
4.875% 3/30/26 (Reg. S)(b)		1,225,000	1,164,822
5.375% 3/30/28 (Reg. S)(b)		515,000	465,200
8.5% 9/30/33 (Reg. S)(b)		450,000	433,179
Energean PLC 6.5% 4/30/27 (b)		2,445,000	2,413,557
Energy Transfer LP:
3.75% 5/15/30		24,728,000	23,390,693
4.95% 6/15/28		7,159,000	7,233,187
5% 5/15/50		21,347,000	18,932,812
5.25% 4/15/29		4,040,000	4,130,211
5.4% 10/1/47		19,219,000	17,969,623
5.8% 6/15/38		3,992,000	4,090,604
6% 6/15/48		3,699,000	3,735,237
6.125% 12/15/45		900,000	924,128
6.25% 4/15/49		2,774,000	2,886,304
7.375% 2/1/31(b)		760,000	809,150
EnLink Midstream LLC:
5.625% 1/15/28(b)		655,000	667,064
6.5% 9/1/30(b)		1,195,000	1,277,582
EnLink Midstream Partners LP 4.15% 6/1/25		625,000	617,680
EQM Midstream Partners LP:
4.75% 1/15/31(b)(c)		540,000	518,830
6% 7/1/25(b)		145,000	145,153
6.5% 7/1/27(b)		120,000	122,999
FEL Energy VI SARL 5.75% 12/1/40 (b)		683,809	645,772
Galaxy Pipeline Assets BidCo Ltd.:
2.16% 3/31/34(b)		437,616	385,239
2.625% 3/31/36(b)		2,575,000	2,179,094
GeoPark Ltd. 5.5% 1/17/27 (b)		1,020,000	961,993
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		1,530,000	1,540,942
7% 8/1/27		2,462,000	2,483,122
8.25% 1/15/32(b)		75,000	77,968
Golar LNG Ltd. 7% 10/20/25 (b)		2,630,000	2,628,080
Gran Tierra Energy, Inc. 9.5% 10/15/29 (b)		2,170,000	2,108,969
Harbour Energy PLC 5.5% 10/15/26 (b)		400,000	397,057
Harvest Midstream I LP:
7.5% 9/1/28(b)		2,310,000	2,364,063
7.5% 5/15/32(b)		700,000	735,879
Hess Corp.:
5.6% 2/15/41		10,536,000	10,773,852
5.8% 4/1/47		13,479,000	13,981,899
7.125% 3/15/33		2,041,000	2,324,959
7.3% 8/15/31		4,951,000	5,649,196
7.875% 10/1/29		8,500,000	9,708,213
Hess Midstream Operations LP:
4.25% 2/15/30(b)		600,000	567,072
5.125% 6/15/28(b)		1,815,000	1,794,259
5.5% 10/15/30(b)		415,000	411,143
5.625% 2/15/26(b)		2,025,000	2,019,452
6.5% 6/1/29(b)		515,000	531,374
HF Sinclair Corp. 5% 2/1/28 (b)		2,650,000	2,611,992
Howard Midstream Energy Partners LLC:
7.375% 7/15/32(b)		770,000	797,152
8.875% 7/15/28(b)		2,330,000	2,483,890
KazMunaiGaz National Co.:
3.5% 4/14/33(b)		645,000	549,663
5.375% 4/24/30(b)		370,000	365,838
5.75% 4/19/47(b)		250,000	227,423
Kinder Morgan Energy Partners LP:
5.5% 3/1/44		15,589,000	15,033,032
6.55% 9/15/40		686,000	734,427
Kinder Morgan, Inc.:
5.05% 2/15/46		1,762,000	1,599,797
5.55% 6/1/45		4,783,000	4,639,785
Kinetik Holdings LP:
5.875% 6/15/30(b)		3,385,000	3,395,873
6.625% 12/15/28(b)		640,000	659,444
Kosmos Energy Ltd.:
7.125% 4/4/26(b)		2,515,000	2,495,358
7.5% 3/1/28(b)(c)		970,000	939,688
7.75% 5/1/27(b)		281,000	277,927
Leviathan Bond Ltd. 6.125% 6/30/25 (Reg. S) (b)		985,000	968,675
Matador Resources Co. 6.5% 4/15/32 (b)		1,420,000	1,441,137
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (b)		1,801,405	1,625,205
Medco Laurel Tree PTE Ltd. 6.95% 11/12/28 (b)		890,000	890,312
Medco Maple Tree Pte. Ltd. 8.96% 4/27/29 (b)		1,005,000	1,063,416
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (b)		293,000	296,388
Mesquite Energy, Inc. 7.25% (b)(d)(h)		4,592,000	0
Moss Creek Resources Holdings, Inc. 8.25% 9/1/31 (b)		1,170,000	1,180,068
MPLX LP:
4.8% 2/15/29		2,198,000	2,218,772
4.875% 12/1/24		4,860,000	4,852,172
4.95% 9/1/32		14,675,000	14,526,105
5.5% 2/15/49		6,593,000	6,321,936
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)		647,000	585,381
NAK Naftogaz Ukraine:
7.625% 11/8/28(b)		305,000	240,950
7.65% (Reg. S)		471,730	408,047
New Fortress Energy, Inc.:
6.5% 9/30/26(b)(c)		6,425,000	5,561,650
6.75% 9/15/25(b)		4,834,300	4,714,110
Northern Oil & Gas, Inc.:
8.125% 3/1/28(b)		2,050,000	2,096,031
8.75% 6/15/31(b)		630,000	672,917
Occidental Petroleum Corp.:
5.55% 3/15/26		8,636,000	8,707,074
6.45% 9/15/36		8,786,000	9,521,981
6.6% 3/15/46		10,444,000	11,277,378
7.5% 5/1/31		12,314,000	13,969,408
7.875% 9/15/31		415,000	479,119
Parkland Corp.:
4.5% 10/1/29(b)		730,000	689,102
4.625% 5/1/30(b)		2,980,000	2,787,144
6.625% 8/15/32(b)		900,000	909,427
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)		2,910,000	3,026,001
Permian Resources Operating LLC:
5.875% 7/1/29(b)		1,855,000	1,855,000
6.25% 2/1/33(b)		520,000	533,210
7% 1/15/32(b)		325,000	340,929
Petroleos de Venezuela SA:
5.375%(d)		353,900	36,116
6%(b)(d)		1,619,833	164,413
6%(b)(d)		1,847,331	183,809
12.75%(b)(d)		98,000	12,079
Petroleos Mexicanos:
4.5% 1/23/26		13,054,000	12,552,237
5.95% 1/28/31		46,085,000	38,121,051
6.35% 2/12/48		31,726,000	20,942,967
6.49% 1/23/27		14,935,000	14,488,931
6.5% 3/13/27		34,779,000	33,448,703
6.5% 6/2/41		255,000	179,456
6.625% 6/15/35		3,392,000	2,635,584
6.7% 2/16/32		31,997,000	27,469,425
6.75% 9/21/47		18,878,000	12,844,402
6.84% 1/23/30		7,727,000	6,957,391
6.875% 10/16/25		575,000	574,461
6.875% 8/4/26		1,070,000	1,054,624
6.95% 1/28/60		16,303,000	11,104,462
7.69% 1/23/50		31,233,000	23,181,133
Petronas Capital Ltd.:
3.404% 4/28/61(b)		1,050,000	743,075
3.5% 4/21/30(b)		335,000	317,496
Petrorio Luxembourg Holding SA 6.125% 6/9/26 (b)		575,000	571,047
Phillips 66 Co. 3.85% 4/9/25		1,307,000	1,295,841
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		2,689,000	2,531,172
3.6% 11/1/24		2,794,000	2,784,314
Prairie Acquiror LP 9% 8/1/29 (b)		710,000	742,617
PT Adaro Indonesia 4.25% 10/31/24 (b)		1,565,000	1,556,925
PT Pertamina Persero 4.175% 1/21/50 (b)		405,000	331,189
QatarEnergy:
1.375% 9/12/26(b)		2,205,000	2,080,285
2.25% 7/12/31(b)		2,080,000	1,814,800
3.125% 7/12/41(b)		2,485,000	1,963,150
3.3% 7/12/51(b)		1,545,000	1,146,776
Rockies Express Pipeline LLC:
4.8% 5/15/30(b)		110,000	102,110
4.95% 7/15/29(b)		1,290,000	1,232,920
6.875% 4/15/40(b)		490,000	474,954
SA Global Sukuk Ltd. 1.602% 6/17/26 (b)		1,260,000	1,193,456
Sabine Pass Liquefaction LLC 4.5% 5/15/30		17,428,000	17,245,874
Saudi Arabian Oil Co.:
2.25% 11/24/30(b)		1,880,000	1,639,125
3.25% 11/24/50(b)		1,205,000	845,006
3.5% 4/16/29(b)		2,140,000	2,045,706
3.5% 11/24/70(b)		645,000	435,375
4.25% 4/16/39(b)		2,995,000	2,718,412
5.875% 7/17/64(b)		315,000	319,048
Seplat Energy PLC 7.75% 4/1/26 (b)		215,000	213,992
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)		820,000	863,643
SM Energy Co.:
6.75% 8/1/29(b)		255,000	258,980
7% 8/1/32(b)		255,000	261,240
Southwestern Energy Co. 4.75% 2/1/32		1,190,000	1,127,861
Sunoco Logistics Partners, LP:
7% 5/1/29(b)		335,000	348,965
7.25% 5/1/32(b)(c)		515,000	544,692
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		1,460,000	1,401,754
5.875% 3/15/28		1,270,000	1,271,238
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28(b)		2,943,000	2,839,627
6% 3/1/27(b)		1,160,000	1,156,724
6% 12/31/30(b)		2,245,000	2,140,952
6% 9/1/31(b)		2,610,000	2,473,516
Talos Production, Inc.:
9% 2/1/29(b)(c)		325,000	345,258
9.375% 2/1/31(b)		760,000	811,638
Teine Energy Ltd. 6.875% 4/15/29 (b)		340,000	338,491
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (b)		955,000	815,933
The Williams Companies, Inc.:
3.5% 11/15/30		18,443,000	17,280,552
4% 9/15/25		1,089,000	1,078,905
4.65% 8/15/32		34,934,000	34,365,076
5.3% 8/15/52		3,368,000	3,224,755
5.75% 6/24/44		6,964,000	7,023,032
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30		2,221,000	2,062,050
Tullow Oil PLC:
7% 3/1/25(b)		1,435,000	1,398,235
10.25% 5/15/26(b)		2,431,000	2,352,479
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29(b)		2,620,000	2,476,906
4.125% 8/15/31(b)		375,000	347,620
6.25% 1/15/30(b)		415,000	431,481
Venture Global LNG, Inc. 7% 1/15/30 (b)		125,000	127,794
Viper Energy, Inc. 7.375% 11/1/31 (b)		500,000	530,929
Western Midstream Operating LP:
4.65% 7/1/26		2,834,000	2,819,438
4.75% 8/15/28		2,108,000	2,097,943
			752,699,625
TOTAL ENERGY			780,844,006

FINANCIALS - 13.0%
Banks - 5.5%
ABN AMRO Bank NV 3.875% 1/15/32 (Reg. S)	EUR	2,000,000	2,244,560
Access Bank PLC 6.125% 9/21/26 (b)		490,000	465,348
AIB Group PLC:
2.25% 4/4/28 (Reg. S)(e)	EUR	4,400,000	4,721,226
5.25% 10/23/31 (Reg. S)(e)	EUR	1,120,000	1,343,663
6.608% 9/13/29(b)(e)		1,000,000	1,060,187
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/35 (e)		2,800,000	2,913,341
Banco Do Brasil SA 6% 3/18/31 (b)		790,000	800,823
Bancolombia SA 8.625% 12/24/34 (e)		555,000	581,535
Bank of America Corp.:
2.299% 7/21/32(e)		18,130,000	15,432,632
3.419% 12/20/28(e)		8,456,000	8,153,295
3.705% 4/24/28(e)		11,813,000	11,546,948
4.25% 10/22/26		5,344,000	5,316,412
4.376% 4/27/28(e)		20,000,000	19,893,975
4.571% 4/27/33(e)		10,000,000	9,783,131
5.015% 7/22/33(e)		121,493,000	122,908,324
Bank of Ireland Group PLC 5.601% 3/20/30 (b)(e)		2,750,000	2,814,721
BankMuscat SAOG 4.75% 3/17/26 (Reg. S)		390,000	385,978
Barclays PLC:
5.088% 6/20/30(e)		14,797,000	14,741,496
5.2% 5/12/26		6,970,000	6,988,237
5.262% 1/29/34 (Reg. S)(e)	EUR	4,140,000	4,982,361
5.69% 3/12/30(e)		15,000,000	15,464,145
5.829% 5/9/27(e)		23,950,000	24,287,250
6.224% 5/9/34(e)		13,560,000	14,405,854
6.49% 9/13/29(e)		18,477,000	19,572,983
8.407% 11/14/32 (Reg. S)(e)	GBP	1,350,000	1,885,165
BNP Paribas SA:
2.159% 9/15/29(b)(e)		5,025,000	4,531,454
2.219% 6/9/26(b)(e)		15,515,000	15,156,468
2.5% 3/31/32 (Reg. S)(e)	EUR	2,200,000	2,339,651
4.125% 5/24/33 (Reg. S)	EUR	1,400,000	1,628,193
BPCE SA:
5.716% 1/18/30(b)(e)		1,350,000	1,383,014
7.003% 10/19/34(b)(e)		1,105,000	1,222,791
Citigroup, Inc.:
4.3% 11/20/26		3,067,000	3,047,761
4.4% 6/10/25		7,473,000	7,431,885
4.412% 3/31/31(e)		22,342,000	21,976,203
4.45% 9/29/27		10,486,000	10,436,610
4.6% 3/9/26		4,812,000	4,800,229
4.91% 5/24/33(e)		54,777,000	54,484,287
Citizens Financial Group, Inc. 2.638% 9/30/32		5,802,000	4,713,330
Commerzbank AG:
4.875% 10/16/34 (Reg. S)(e)	EUR	1,500,000	1,688,435
8.625% 2/28/33 (Reg. S)(e)	GBP	400,000	567,261
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(e)		5,339,000	4,981,335
Cooperatieve Rabobank UA:
3.822% 7/26/34 (Reg. S)	EUR	700,000	790,910
4% 1/10/30 (Reg. S)	EUR	1,600,000	1,828,232
4.375% 8/4/25		9,413,000	9,345,213
Danske Bank A/S:
2.25% 1/14/28 (Reg. S)(e)	GBP	2,290,000	2,814,513
3.875% 1/9/32 (Reg. S)(e)	EUR	5,600,000	6,267,580
DNB Bank ASA 0.25% 2/23/29 (Reg. S) (e)	EUR	1,000,000	993,522
HAT Holdings I LLC/HAT Holdings II LLC:
3.375% 6/15/26(b)		1,311,000	1,255,879
8% 6/15/27(b)(c)		560,000	586,760
HSBC Holdings PLC:
2.804% 5/24/32(e)		3,002,000	2,607,262
4.787% 3/10/32 (Reg. S)(e)	EUR	2,340,000	2,748,476
4.856% 5/23/33 (Reg. S)(e)	EUR	3,000,000	3,556,704
6.8% 9/14/31(e)	GBP	690,000	980,207
7.39% 11/3/28(e)		1,700,000	1,829,809
8.201% 11/16/34 (Reg. S)(e)	GBP	1,900,000	2,743,050
ING Groep NV:
4.5% 5/23/29 (Reg. S)(e)	EUR	1,400,000	1,602,991
4.75% 5/23/34 (Reg. S)(e)	EUR	4,800,000	5,693,061
Intesa Sanpaolo SpA:
3.875% 7/14/27(b)		3,181,000	3,087,509
4.198% 6/1/32(b)(e)		2,306,000	2,017,483
5.71% 1/15/26(b)		32,489,000	32,597,915
6.625% 6/20/33(b)		1,490,000	1,597,878
JPMorgan Chase & Co.:
2.956% 5/13/31(e)		9,435,000	8,581,739
3.761% 3/21/34 (Reg. S)(e)	EUR	1,400,000	1,563,445
3.875% 9/10/24		12,990,000	12,985,087
4.323% 4/26/28(e)		25,000,000	24,885,481
4.452% 12/5/29(e)		20,700,000	20,618,617
4.493% 3/24/31(e)		30,800,000	30,700,937
4.586% 4/26/33(e)		73,217,000	72,273,250
4.912% 7/25/33(e)		53,314,000	53,607,515
5.299% 7/24/29(e)		22,500,000	23,087,423
5.717% 9/14/33(e)		22,300,000	23,326,181
Jyske Bank A/S:
5% 10/26/28(e)	EUR	1,100,000	1,265,587
5.125% 5/1/35 (Reg. S)(e)	EUR	712,000	821,741
KBC Group NV 6.324% 9/21/34 (b)(e)		2,650,000	2,843,820
Lloyds Banking Group PLC:
1.985% 12/15/31(e)	GBP	1,840,000	2,246,057
4.5% 1/11/29 (Reg. S)(e)	EUR	1,170,000	1,342,927
4.75% 9/21/31 (Reg. S)(e)	EUR	2,900,000	3,399,295
Magyar Export-Import Bank 6.125% 12/4/27 (b)		340,000	346,269
NatWest Group PLC:
2.105% 11/28/31 (Reg. S)(e)	GBP	3,085,000	3,775,885
3.073% 5/22/28(e)		9,805,000	9,400,446
3.622% 8/14/30 (Reg. S)(e)	GBP	1,055,000	1,364,405
4.771% 2/16/29 (Reg. S)(e)	EUR	3,000,000	3,456,396
4.8% 4/5/26		9,111,000	9,110,202
7.416% 6/6/33 (Reg. S)(e)	GBP	1,550,000	2,137,396
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	3,200,000	3,646,250
OTP Bank PLC 8.75% 5/15/33 (Reg. S) (e)		410,000	432,038
Societe Generale:
1.488% 12/14/26(b)(e)		18,670,000	17,785,492
4.25% 4/14/25(b)		1,800,000	1,782,285
4.75% 11/24/25(b)		400,000	395,890
6.691% 1/10/34(b)(e)		1,000,000	1,071,801
Synchrony Bank:
5.4% 8/22/25		14,157,000	14,166,677
5.625% 8/23/27		12,818,000	12,999,829
UniCredit SpA:
5.459% 6/30/35(b)(e)		2,132,000	2,080,852
5.861% 6/19/32(b)(e)		775,000	773,250
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (e)	GBP	3,000,000	4,281,156
Wells Fargo & Co.:
3.526% 3/24/28(e)		19,749,000	19,230,072
4.478% 4/4/31(e)		30,867,000	30,550,346
4.897% 7/25/33(e)		70,571,000	70,227,311
5.013% 4/4/51(e)		26,156,000	25,062,613
5.499% 1/23/35(e)		8,163,000	8,423,850
5.574% 7/25/29(e)		21,000,000	21,685,330
Western Alliance Bancorp. 3% 6/15/31 (e)		3,043,000	2,751,785
Westpac Banking Corp. 4.11% 7/24/34 (e)		7,550,000	7,239,826
			1,095,754,205
Capital Markets - 3.4%
Ares Capital Corp. 3.875% 1/15/26		25,763,000	25,270,414
AssuredPartners, Inc.:
5.625% 1/15/29(b)		1,015,000	970,000
7.5% 2/15/32(b)		1,515,000	1,545,442
Athene Global Funding:
5.339% 1/15/27(b)		28,368,000	28,708,968
5.583% 1/9/29(b)		12,707,000	13,048,910
Blackstone Private Credit Fund:
4.7% 3/24/25		38,436,000	38,226,033
4.875% 4/14/26	GBP	2,145,000	2,760,857
7.05% 9/29/25		18,929,000	19,227,689
Coinbase Global, Inc. 3.625% 10/1/31 (b)		1,650,000	1,359,693
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S)(e)	EUR	1,900,000	2,086,982
4.1% 1/13/26		3,085,000	3,055,804
4.5% 4/1/25		43,904,000	43,626,439
4.5% 7/12/35 (Reg. S)(e)	EUR	900,000	1,014,974
6.125% 12/12/30 (Reg. S)(e)	GBP	3,600,000	4,855,470
Deutsche Bank AG New York Branch:
3.729% 1/14/32(e)		29,675,000	26,241,142
5.882% 7/8/31(e)		4,150,000	4,204,059
6.72% 1/18/29(e)		10,450,000	11,001,590
Goldman Sachs Group, Inc.:
2.383% 7/21/32(e)		18,352,000	15,626,090
3.102% 2/24/33(e)		39,245,000	34,714,368
3.691% 6/5/28(e)		72,922,000	71,197,016
3.75% 5/22/25		7,259,000	7,189,302
3.8% 3/15/30		36,810,000	35,490,825
6.75% 10/1/37		3,974,000	4,479,147
Hightower Holding LLC:
6.75% 4/15/29(b)		705,000	673,077
9.125% 1/31/30(b)		2,235,000	2,314,349
Jane Street Group LLC/JSG Finance, Inc.:
4.5% 11/15/29(b)		680,000	649,021
7.125% 4/30/31(b)		1,705,000	1,790,659
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (b)		655,000	622,425
Moody's Corp. 3.25% 1/15/28		4,181,000	4,050,030
Morgan Stanley:
3.622% 4/1/31(e)		21,065,000	19,987,007
3.955% 3/21/35 (Reg. S)(e)	EUR	1,500,000	1,678,747
4.21% 4/20/28(e)		20,000,000	19,820,601
4.431% 1/23/30(e)		8,668,000	8,613,437
4.656% 3/2/29(e)	EUR	1,300,000	1,499,605
4.889% 7/20/33(e)		44,206,000	44,099,204
5.449% 7/20/29(e)		10,520,000	10,842,933
6.407% 11/1/29(e)		30,000,000	31,971,508
Sixth Street Specialty Lending, Inc. 6.125% 3/1/29		11,081,000	11,358,594
StoneX Group, Inc. 7.875% 3/1/31 (b)		862,000	906,400
UBS Group AG:
1.494% 8/10/27(b)(e)		11,454,000	10,738,565
2.125% 11/15/29 (Reg. S)(e)	GBP	2,000,000	2,337,726
2.593% 9/11/25(b)(e)		21,556,000	21,541,895
3.75% 3/26/25		7,059,000	7,003,302
3.869% 1/12/29(b)(e)		6,719,000	6,511,226
4.125% 9/24/25(b)		6,852,000	6,790,062
4.125% 6/9/33 (Reg. S)(e)	EUR	3,220,000	3,642,788
4.194% 4/1/31(b)(e)		19,422,000	18,767,519
4.75% 3/17/32 (Reg. S)(e)	EUR	6,120,000	7,189,609
6.537% 8/12/33(b)(e)		30,000,000	32,538,098
VFH Parent LLC / Valor Co-Issuer, Inc. 7.5% 6/15/31 (b)		1,295,000	1,343,443
			675,183,044
Consumer Finance - 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24		5,735,000	5,698,079
2.45% 10/29/26		8,002,000	7,626,575
3% 10/29/28		8,382,000	7,839,255
3.3% 1/30/32		18,966,000	16,858,438
4.45% 4/3/26		6,213,000	6,166,946
5.75% 6/6/28		10,000,000	10,342,214
6.45% 4/15/27		26,721,000	27,803,941
6.5% 7/15/25		7,456,000	7,527,822
Ally Financial, Inc.:
4.75% 6/9/27		25,000,000	24,910,279
5.125% 9/30/24		4,357,000	4,353,953
5.75% 11/20/25(c)		11,230,000	11,259,848
5.8% 5/1/25		11,179,000	11,201,364
6.7% 2/14/33(c)		2,415,000	2,486,024
7.1% 11/15/27		21,840,000	23,193,548
8% 11/1/31		5,892,000	6,724,560
Capital One Financial Corp.:
2.636% 3/3/26(e)		10,020,000	9,878,756
3.273% 3/1/30(e)		12,815,000	11,940,225
3.65% 5/11/27		29,451,000	28,731,761
3.8% 1/31/28		13,624,000	13,218,319
4.927% 5/10/28(e)		27,617,000	27,752,646
4.985% 7/24/26(e)		14,379,000	14,347,682
5.247% 7/26/30(e)		22,350,000	22,579,090
5.817% 2/1/34(e)		6,429,000	6,569,537
6.377% 6/8/34(e)		3,571,000	3,793,888
Capstone Borrower, Inc. 8% 6/15/30 (b)		655,000	689,902
Discover Financial Services:
3.95% 11/6/24		5,349,000	5,331,732
4.1% 2/9/27		6,829,000	6,711,315
4.5% 1/30/26		9,265,000	9,208,785
6.7% 11/29/32		3,827,000	4,170,842
Encore Capital Group, Inc.:
8.5% 5/15/30(b)		2,315,000	2,422,470
9.25% 4/1/29(b)		873,000	929,309
Ford Motor Credit Co. LLC:
4.063% 11/1/24		42,632,000	42,504,101
4.445% 2/14/30	EUR	1,300,000	1,452,925
4.95% 5/28/27		10,000,000	9,946,170
6.86% 6/5/26	GBP	2,140,000	2,872,135
Navient Corp.:
4.875% 3/15/28		285,000	271,233
5% 3/15/27		305,000	299,087
5.625% 8/1/33		415,000	357,958
OneMain Finance Corp.:
3.5% 1/15/27		485,000	459,767
3.875% 9/15/28		2,440,000	2,246,962
5.375% 11/15/29(c)		1,770,000	1,702,318
7.125% 3/15/26		1,800,000	1,834,079
7.125% 11/15/31		1,125,000	1,136,732
9% 1/15/29		5,000	5,312
PRA Group, Inc. 8.875% 1/31/30 (b)		550,000	568,477
Shriram Finance Ltd.:
4.15% 7/18/25(b)		1,035,000	1,016,246
6.625% 4/22/27(b)		430,000	434,033
SLM Corp. 4.2% 10/29/25		750,000	741,294
Synchrony Financial:
3.95% 12/1/27		14,204,000	13,686,213
5.15% 3/19/29		16,255,000	16,189,841
			439,993,988
Financial Services - 1.2%
Abu Dhabi Developmental Holding Co. PJSC 5.5% 5/8/34 (b)		430,000	453,383
Block, Inc.:
2.75% 6/1/26		810,000	777,914
3.5% 6/1/31		2,405,000	2,170,930
6.5% 5/15/32(b)		3,540,000	3,671,026
Boost Newco Borrower LLC 7.5% 1/15/31 (b)		2,885,000	3,076,131
CBRE Global Investors Pan European Core Fund 4.75% 3/27/34 (Reg. S)	EUR	850,000	985,692
Corebridge Financial, Inc.:
3.5% 4/4/25		4,316,000	4,271,046
3.65% 4/5/27		15,270,000	14,950,930
3.85% 4/5/29		6,037,000	5,828,350
3.9% 4/5/32		7,187,000	6,654,067
4.35% 4/5/42		1,635,000	1,406,702
4.4% 4/5/52		4,834,000	4,016,712
Cosan Luxembourg SA 7.25% 6/27/31 (b)		570,000	590,663
Cruise Yacht Upper Holdco Ltd. 11.875% 7/5/28		400,000	408,000
Equitable Holdings, Inc. 4.572% 2/15/29 (b)		2,913,000	2,886,281
GACI First Investment 5.25% 10/13/32 (Reg. S)		405,000	416,770
GGAM Finance Ltd.:
6.875% 4/15/29(b)		280,000	288,945
7.75% 5/15/26(b)		1,270,000	1,303,133
8% 2/15/27(b)		2,735,000	2,851,169
8% 6/15/28(b)		1,994,000	2,131,466
Global Aircraft Leasing Co. Ltd. 8.75% 9/1/27 (b)		1,280,000	1,292,811
Gn Bondco LLC 9.5% 10/15/31 (b)(c)		1,283,000	1,305,930
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		560,000	491,293
5.25% 5/15/27		3,909,000	3,767,299
6.25% 5/15/26		5,245,000	5,214,910
9% 6/15/30(b)		370,000	374,367
Jackson Financial, Inc.:
3.125% 11/23/31		7,286,000	6,305,113
5.17% 6/8/27		6,781,000	6,873,210
5.67% 6/8/32		39,681,000	40,962,596
Jbs U.S.A. Holding Lux/ Jbs U.S.A. F:
2.5% 1/15/27		17,765,000	16,866,935
3% 5/15/32		18,025,000	15,404,805
3.625% 1/15/32		27,395,000	24,616,753
5.125% 2/1/28		7,390,000	7,427,268
5.5% 1/15/30		3,285,000	3,308,813
5.75% 4/1/33		11,048,000	11,309,385
KfW:
0% 12/15/27 (Reg. S)	EUR	4,400,000	4,484,367
0% 9/17/30 (Reg. S)	EUR	4,000,000	3,795,943
0.75% 1/15/29 (Reg. S)	EUR	6,000,000	6,150,137
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	2,955,000	2,886,084
Liberty Costa Rica SR SF 10.875% 1/15/31 (b)		720,000	774,450
MDGH GMTN RSC Ltd.:
2.875% 11/7/29(b)		740,000	688,267
4.375% 11/22/33(b)		545,000	530,694
5.084% 5/22/53(b)		965,000	954,144
5.5% 4/28/33(b)		510,000	538,528
NCR Atleos Corp. 9.5% 4/1/29 (b)		1,020,000	1,123,554
Pine Street Trust II 5.568% 2/15/49 (b)		11,300,000	10,909,523
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (b)		655,000	463,530
Raizen Fuels Finance SA 6.95% 3/5/54 (b)		685,000	729,285
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 6.75% 8/15/32 (b)		1,270,000	1,310,214
			239,999,518
Insurance - 0.7%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29(b)		530,000	495,731
7.5% 11/6/30(b)		550,000	564,521
8.25% 2/1/29(b)		630,000	648,423
8.5% 6/15/29(b)		550,000	571,161
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	1,550,000	2,292,626
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (e)	EUR	1,160,000	1,136,772
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
4.25% 10/15/27(b)		2,270,000	2,187,799
6.75% 10/15/27(b)		395,000	393,075
6.75% 4/15/28(b)		1,854,000	1,888,314
7% 1/15/31(b)		215,000	222,213
AmWINS Group, Inc.:
4.875% 6/30/29(b)		1,310,000	1,248,779
6.375% 2/15/29(b)		1,270,000	1,302,159
Argentum Netherlands BV:
5.625% 8/15/52 (Reg. S)(e)		2,769,000	2,766,775
5.75% 8/15/50 (Reg. S)(e)		7,415,000	7,398,201
Cloverie PLC 4.5% 9/11/44 (Reg. S) (e)		13,795,000	13,777,756
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (e)	EUR	1,500,000	1,618,670
Five Corners Funding Trust II 2.85% 5/15/30 (b)		24,197,000	22,084,343
HUB International Ltd. 7.25% 6/15/30 (b)		1,295,000	1,352,300
Jones DesLauriers Insurance Management, Inc. 10.5% 12/15/30 (b)		260,000	282,587
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)		4,589,000	4,567,350
Marsh & McLennan Companies, Inc. 4.375% 3/15/29		7,831,000	7,860,055
Pacific LifeCorp 5.125% 1/30/43 (b)		12,258,000	11,760,339
Panther Escrow Issuer LLC 7.125% 6/1/31 (b)		1,950,000	2,031,143
Pricoa Global Funding I 5.375% 5/15/45 (e)		6,348,000	6,304,121
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (e)		6,730,000	6,163,994
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S)(e)	GBP	2,620,000	3,028,502
6.75% 12/2/44 (Reg. S)(e)		3,395,000	3,395,000
Sagicor Financial Co. Ltd. 5.3% 5/13/28 (b)		730,000	706,421
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(e)		1,600,000	1,597,280
TIAA Asset Management Finance LLC 4.125% 11/1/24 (b)		2,195,000	2,189,592
Unum Group:
3.875% 11/5/25		7,835,000	7,738,596
4% 6/15/29		8,872,000	8,622,096
5.75% 8/15/42		9,271,000	9,242,210
USI, Inc. 7.5% 1/15/32 (b)		765,000	801,343
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (e)		2,500,000	2,171,273
			140,411,520
Mortgage Real Estate Investment Trusts - 0.0%
Rithm Capital Corp.:
6.25% 10/15/25(b)		279,000	278,423
8% 4/1/29(b)		565,000	562,314
Starwood Property Trust, Inc.:
3.625% 7/15/26(b)		255,000	245,427
3.75% 12/31/24(b)		950,000	941,470
4.75% 3/15/25		260,000	258,294
7.25% 4/1/29(b)		705,000	733,851
			3,019,779
TOTAL FINANCIALS			2,594,362,054

HEALTH CARE - 1.9%
Biotechnology - 0.2%
Amgen, Inc.:
5.25% 3/2/30		8,379,000	8,679,783
5.25% 3/2/33		9,459,000	9,720,798
5.65% 3/2/53		4,467,000	4,594,366
5.75% 3/2/63		8,141,000	8,349,636
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		5,110,000	3,794,039
Grifols SA % (b)		725,000	688,704
			35,827,326
Health Care Equipment & Supplies - 0.1%
AdaptHealth LLC 5.125% 3/1/30 (b)(c)		2,910,000	2,660,682
Avantor Funding, Inc.:
3.875% 11/1/29(b)		1,585,000	1,481,122
4.625% 7/15/28(b)		1,040,000	1,012,096
Embecta Corp. 5% 2/15/30 (b)		525,000	473,345
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (b)		5,570,000	5,741,695
Sotera Health Holdings LLC 7.375% 6/1/31 (b)		1,160,000	1,213,171
Teleflex, Inc. 4.25% 6/1/28 (b)		700,000	672,712
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	1,400,000	1,600,847
			14,855,670
Health Care Providers & Services - 1.2%
180 Medical, Inc. 3.875% 10/15/29 (b)		145,000	135,973
Akumin, Inc. 8% 8/1/28 (b)		710,000	589,300
AMN Healthcare 4% 4/15/29 (b)(c)		625,000	583,006
Auna SA 10% 12/15/29 (b)		525,200	549,485
Centene Corp.:
2.45% 7/15/28		25,480,000	23,312,918
2.625% 8/1/31		7,320,000	6,209,238
3.375% 2/15/30		7,780,000	7,123,799
4.25% 12/15/27		8,475,000	8,286,008
4.625% 12/15/29		13,170,000	12,812,990
CHS/Community Health Systems, Inc.:
4.75% 2/15/31(b)		4,155,000	3,543,905
5.25% 5/15/30(b)		5,635,000	5,052,535
5.625% 3/15/27(b)		2,790,000	2,700,014
6% 1/15/29(b)		1,165,000	1,105,254
6.125% 4/1/30(b)		2,754,000	2,180,906
6.875% 4/15/29(b)		2,866,000	2,466,281
8% 12/15/27(b)(c)		2,520,000	2,524,324
10.875% 1/15/32(b)		620,000	671,163
Cigna Group:
2.375% 3/15/31		20,000,000	17,385,261
3.05% 10/15/27		5,900,000	5,672,985
4.8% 8/15/38		6,950,000	6,664,450
CVS Health Corp.:
3% 8/15/26		1,290,000	1,249,534
3.625% 4/1/27		3,769,000	3,689,569
4.78% 3/25/38		10,528,000	9,671,370
5% 1/30/29		6,934,000	7,032,333
5.25% 1/30/31		2,843,000	2,890,779
DaVita, Inc.:
4.625% 6/1/30(b)		4,185,000	3,946,034
6.875% 9/1/32(b)		1,865,000	1,908,004
HCA Holdings, Inc.:
3.5% 9/1/30		20,318,000	18,944,062
3.625% 3/15/32		1,921,000	1,746,475
5.625% 9/1/28		10,497,000	10,825,285
5.875% 2/1/29		9,711,000	10,088,744
Humana, Inc. 3.7% 3/23/29		5,638,000	5,442,033
LifePoint Health, Inc.:
5.375% 1/15/29(b)		890,000	830,734
9.875% 8/15/30(b)		650,000	712,843
10% 6/1/32(b)		590,000	640,341
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)		407,000	291,196
Molina Healthcare, Inc.:
3.875% 11/15/30(b)		1,135,000	1,043,572
3.875% 5/15/32(b)		685,000	614,602
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		2,425,000	2,318,973
Prime Healthcare Services 9.375% 9/1/29 (b)		575,000	579,650
Radiology Partners, Inc. 7.775% 1/31/29 pay-in-kind (b)(e)		2,715,164	2,609,951
Sabra Health Care LP:
3.2% 12/1/31		24,037,000	20,848,554
3.9% 10/15/29		4,785,000	4,477,726
Surgery Center Holdings, Inc. 7.25% 4/15/32 (b)		2,220,000	2,331,708
Tenet Healthcare Corp.:
4.25% 6/1/29(c)		2,090,000	2,005,537
4.375% 1/15/30		2,270,000	2,170,244
4.625% 6/15/28		2,010,000	1,964,096
6.125% 10/1/28		1,115,000	1,117,052
6.125% 6/15/30		2,395,000	2,432,419
6.25% 2/1/27		979,000	980,844
6.75% 5/15/31		440,000	456,157
Toledo Hospital 5.325% 11/15/28		3,971,000	3,901,508
U.S. Acute Care Solutions 9.75% 5/15/29 (b)		725,000	741,681
			240,073,405
Health Care Technology - 0.0%
IQVIA, Inc.:
5% 10/15/26(b)		260,000	258,202
6.5% 5/15/30(b)		1,265,000	1,312,407
			1,570,609
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29(b)		870,000	815,238
4% 3/15/31(b)		1,655,000	1,523,048
			2,338,286
Pharmaceuticals - 0.4%
1375209 BC Ltd. 9% 1/30/28 (b)		2,053,000	1,995,206
Bausch Health Companies, Inc.:
4.875% 6/1/28(b)		1,805,000	1,348,335
5.25% 1/30/30(b)		1,180,000	590,000
5.5% 11/1/25(b)		4,505,000	4,336,581
11% 9/30/28(b)		1,035,000	947,025
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	1,550,000	1,794,956
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		8,579,000	8,480,234
Bayer U.S. Finance LLC:
6.375% 11/21/30(b)		2,760,000	2,934,325
6.5% 11/21/33(b)		2,600,000	2,771,509
Catalent Pharma Solutions 3.5% 4/1/30 (b)		1,210,000	1,181,600
Elanco Animal Health, Inc. 6.65% 8/28/28 (e)		2,437,000	2,523,572
Jazz Securities DAC 4.375% 1/15/29 (b)		2,245,000	2,136,500
Mylan NV 4.55% 4/15/28		7,694,000	7,618,594
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28(b)		2,080,000	1,988,518
5.125% 4/30/31(b)(c)		1,510,000	1,414,181
6.75% 5/15/34(b)		195,000	202,085
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26		1,585,000	1,517,472
4.75% 5/9/27		385,000	378,360
7.875% 9/15/29		1,360,000	1,497,654
Utah Acquisition Sub, Inc. 3.95% 6/15/26		4,038,000	3,980,610
Viatris, Inc. 2.7% 6/22/30		37,026,000	32,594,545
			82,231,862
TOTAL HEALTH CARE			376,897,158

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.5%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)		3,311,000	3,305,284
Bombardier, Inc.:
7% 6/1/32(b)		235,000	244,633
7.25% 7/1/31(b)		1,135,000	1,191,398
7.875% 4/15/27(b)		1,696,000	1,701,768
8.75% 11/15/30(b)		1,035,000	1,128,673
BWX Technologies, Inc.:
4.125% 6/30/28(b)		1,320,000	1,273,798
4.125% 4/15/29(b)		1,935,000	1,850,631
Embraer Netherlands Finance BV:
5.4% 2/1/27		735,000	740,057
6.95% 1/17/28(b)		515,000	539,784
7% 7/28/30(b)		580,000	621,325
Moog, Inc. 4.25% 12/15/27 (b)		190,000	183,005
Spirit Aerosystems, Inc. 9.75% 11/15/30 (b)		935,000	1,046,399
The Boeing Co.:
5.15% 5/1/30		7,640,000	7,620,381
5.705% 5/1/40		7,640,000	7,426,115
5.805% 5/1/50		23,600,000	22,274,741
5.93% 5/1/60		7,640,000	7,216,424
6.259% 5/1/27(b)		3,625,000	3,729,347
6.298% 5/1/29(b)		4,647,000	4,853,116
6.388% 5/1/31(b)		3,520,000	3,707,848
6.528% 5/1/34(b)		3,767,000	3,989,674
6.858% 5/1/54(b)		5,671,000	6,106,172
7.008% 5/1/64(b)		5,352,000	5,764,214
TransDigm, Inc.:
4.625% 1/15/29		2,220,000	2,135,773
5.5% 11/15/27		4,204,000	4,167,215
6.375% 3/1/29(b)		3,440,000	3,545,130
6.625% 3/1/32(b)		1,015,000	1,055,570
6.75% 8/15/28(b)		1,670,000	1,713,838
6.875% 12/15/30(b)		770,000	804,059
7.125% 12/1/31(b)		765,000	807,855
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30(b)		3,178,000	2,605,997
7.875% 5/1/27(b)		1,545,000	1,450,041
9.5% 6/1/28(b)		785,000	734,117
			105,534,382
Air Freight & Logistics - 0.1%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(e)		1,035,000	1,031,760
Aeropuerto Internacional de Tocumen SA 5.125% 8/11/61 (b)		295,000	231,761
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (b)		2,340,000	2,234,700
Rand Parent LLC 8.5% 2/15/30 (b)(c)		5,355,000	5,355,086
			8,853,307
Building Products - 0.1%
Advanced Drain Systems, Inc.:
5% 9/30/27(b)		510,000	502,116
6.375% 6/15/30(b)		499,000	507,231
AmeriTex Holdco Intermediate LLC 10.25% 10/15/28 (b)		330,000	351,082
Builders FirstSource, Inc.:
4.25% 2/1/32(b)		1,625,000	1,484,676
6.375% 3/1/34(b)		705,000	723,793
Carrier Global Corp.:
4.5% 11/29/32	EUR	975,000	1,146,209
5.9% 3/15/34		1,609,000	1,735,623
6.2% 3/15/54		996,000	1,129,307
EMRLD Borrower LP / Emerald Co.:
6.625% 12/15/30(b)		3,268,000	3,346,543
6.75% 7/15/31(b)		1,325,000	1,365,403
MasterBrand, Inc. 7% 7/15/32 (b)		880,000	906,405
MITER Brands Acquisition Holdco, Inc. / MIWD Borrower LLC 6.75% 4/1/32 (b)		930,000	955,715
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (b)		1,602,000	1,504,275
Sisecam UK PLC 8.625% 5/2/32 (b)		1,100,000	1,138,500
			16,796,878
Commercial Services & Supplies - 0.2%
ADT Corp. 4.125% 8/1/29 (b)(c)		1,330,000	1,263,026
Allied Universal Holdco LLC 7.875% 2/15/31 (b)(i)		3,240,000	3,289,519
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29(b)		1,125,000	1,001,341
9.75% 7/15/27(b)		2,920,000	2,926,862
APX Group, Inc.:
5.75% 7/15/29(b)(c)		1,820,000	1,803,256
6.75% 2/15/27(b)		1,295,000	1,297,415
Artera Services LLC 8.5% 2/15/31 (b)		6,330,000	6,337,197
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)		3,578,000	3,898,489
Cimpress PLC 7% 6/15/26		836,000	833,342
Clean Harbors, Inc. 6.375% 2/1/31 (b)		585,000	597,820
CoreCivic, Inc.:
4.75% 10/15/27		2,173,000	2,072,617
8.25% 4/15/29		2,305,000	2,431,584
Garda World Security Corp. 8.25% 8/1/32 (b)		900,000	914,717
GFL Environmental, Inc.:
3.75% 8/1/25(b)		1,260,000	1,246,119
5.125% 12/15/26(b)		1,240,000	1,235,193
6.75% 1/15/31(b)		250,000	261,145
Madison IAQ LLC 5.875% 6/30/29 (b)		2,490,000	2,372,744
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)		630,000	629,213
Reworld Holding Corp. 4.875% 12/1/29 (b)		2,485,000	2,305,871
The GEO Group, Inc.:
8.625% 4/15/29		1,680,000	1,742,786
10.25% 4/15/31		1,855,000	1,959,774
Williams Scotsman, Inc. 6.625% 6/15/29 (b)		1,790,000	1,848,060
Wrangler Holdco Corp. 6.625% 4/1/32 (b)		2,330,000	2,405,615
			44,673,705
Construction & Engineering - 0.1%
ATP Tower Holdings LLC/Andean Tower Partners 4.05% 4/27/26 (b)		1,950,000	1,865,597
Greensaif Pipelines Bidco SARL:
5.8528% 2/23/36(b)		385,000	396,261
6.1027% 8/23/42(b)		715,000	730,194
6.129% 2/23/38(b)		1,960,000	2,059,225
6.51% 2/23/42(b)		535,000	571,614
Pike Corp.:
5.5% 9/1/28(b)		2,660,000	2,591,155
8.625% 1/31/31(b)		1,405,000	1,516,751
Railworks Holdings LP 8.25% 11/15/28 (b)		2,960,000	3,024,104
			12,754,901
Electrical Equipment - 0.0%
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)		805,000	645,922
Regal Rexnord Corp.:
6.05% 2/15/26		760,000	769,429
6.3% 2/15/30		1,237,000	1,306,340
Sensata Technologies BV 4% 4/15/29 (b)		980,000	922,707
			3,644,398
Ground Transportation - 0.1%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	2,765,000	2,979,931
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75% 7/15/27 (b)		150,000	146,562
Genesee & Wyoming, Inc. 6.25% 4/15/32 (b)		2,840,000	2,902,676
JSC Georgian Railway 4% 6/17/28 (b)		325,000	291,892
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	2,500,000	2,736,335
Uber Technologies, Inc.:
4.5% 8/15/29(b)(c)		510,000	500,175
8% 11/1/26(b)		2,525,000	2,533,570
XPO, Inc.:
6.25% 6/1/28(b)		380,000	387,684
7.125% 6/1/31(b)		630,000	658,156
7.125% 2/1/32(b)		1,875,000	1,961,574
			15,098,555
Industrial Conglomerates - 0.0%
GRUP KUO, S.A.B. de CV 5.75% 7/7/27 (b)		665,000	641,446
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.75% 6/15/29(b)		975,000	939,768
5.25% 10/1/25(b)		130,000	129,535
7% 7/15/31(b)		1,105,000	1,148,897
			2,859,646
Machinery - 0.0%
Chart Industries, Inc. 7.5% 1/1/30 (b)		136,000	142,901
Mueller Water Products, Inc. 4% 6/15/29 (b)		1,905,000	1,800,839
TK Elevator Holdco GmbH 7.625% 7/15/28 (b)		1,765,000	1,767,591
TK Elevator U.S. Newco, Inc. 5.25% 7/15/27 (b)		2,080,000	2,047,677
			5,759,008
Marine Transportation - 0.0%
MISC Capital Two (Labuan) Ltd.:
3.625% 4/6/25(b)		495,000	490,823
3.75% 4/6/27(b)		1,320,000	1,287,462
Seaspan Corp. 5.5% 8/1/29 (b)		2,240,000	2,133,581
			3,911,866
Passenger Airlines - 0.1%
Air Canada 3.875% 8/15/26 (b)		1,020,000	984,232
American Airlines, Inc.:
7.25% 2/15/28(b)(c)		640,000	643,980
8.5% 5/15/29(b)		690,000	717,366
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (b)		1,761,083	1,751,963
Azul Secured Finance LLP:
11.5% 5/28/29(b)		902,633	550,371
11.93% 8/28/28(b)		540,000	498,150
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (b)		114,375	113,926
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 11% 4/15/29 (b)		1,867,125	1,900,360
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% 9/20/31 (b)		1,280,000	1,265,114
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)		372,000	375,452
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (b)		1,450,000	905,550
			9,706,464
Professional Services - 0.0%
CoreLogic, Inc. 4.5% 5/1/28 (b)		130,000	121,655
Thomson Reuters Corp. 3.85% 9/29/24		1,266,000	1,263,947
TriNet Group, Inc.:
3.5% 3/1/29(b)		2,415,000	2,234,062
7.125% 8/15/31(b)		725,000	751,896
			4,371,560
Trading Companies & Distributors - 0.1%
Air Lease Corp. 3.375% 7/1/25		13,572,000	13,377,288
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)		305,000	313,209
FLY Leasing Ltd. 7% 10/15/24 (b)		450,000	447,210
Fortress Transportation & Infrastructure Investors LLC:
7% 6/15/32(b)		565,000	591,098
7.875% 12/1/30(b)		1,565,000	1,679,541
Foundation Building Materials, Inc. 6% 3/1/29 (b)		705,000	632,479
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	2,035,000	2,568,555
United Rentals North America, Inc. 6.125% 3/15/34 (b)		2,355,000	2,405,583
			22,014,963
Transportation Infrastructure - 0.3%
Aeropuertos Dominicanos Siglo XXI SA 7% 6/30/34 (b)		565,000	584,069
Avolon Holdings Funding Ltd.:
2.875% 2/15/25(b)		12,030,000	11,873,191
4.25% 4/15/26(b)		3,220,000	3,170,063
4.375% 5/1/26(b)		21,312,000	20,992,709
5.5% 1/15/26(b)		7,243,000	7,252,023
5.75% 11/15/29(b)		690,000	706,395
6.375% 5/4/28(b)		15,124,000	15,721,081
DP World Crescent Ltd. 3.7495% 1/30/30 (b)		1,415,000	1,350,883
DP World Ltd. 5.625% 9/25/48 (b)		785,000	781,566
Heathrow Funding Ltd. 6% 3/5/32 (Reg. S)	GBP	2,300,000	3,044,600
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	1,000,000	952,883
			66,429,463
TOTAL INDUSTRIALS			322,409,096

INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.1%
CommScope, Inc.:
4.75% 9/1/29(b)		1,180,000	949,900
6% 3/1/26(b)		1,775,000	1,708,438
HTA Group Ltd. 7.5% 6/4/29 (b)		5,110,000	5,142,960
IHS Netherlands Holdco BV 8% 9/18/27 (b)		1,958,000	1,951,881
ViaSat, Inc. 5.625% 9/15/25 (b)		2,340,000	2,316,688
			12,069,867
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp. 5% 12/15/29 (b)(c)		1,855,000	1,793,756
CPI CG, Inc. 10% 7/15/29 (b)		590,000	620,524
Dell International LLC/EMC Corp. 6.2% 7/15/30		4,367,000	4,706,252
Insight Enterprises, Inc. 6.625% 5/15/32 (b)		980,000	1,014,407
Lightning Power LLC 7.25% 8/15/32 (b)		1,045,000	1,079,796
Sensata Technologies, Inc.:
3.75% 2/15/31(b)		660,000	595,951
6.625% 7/15/32(b)		1,330,000	1,376,174
TTM Technologies, Inc. 4% 3/1/29 (b)		3,235,000	3,053,061
			14,239,921
IT Services - 0.1%
Acuris Finance U.S.:
5% 5/1/28(b)		3,325,000	2,976,453
9% 8/1/29(b)		1,295,000	1,295,000
Ahead DB Holdings LLC 6.625% 5/1/28 (b)		977,000	937,363
Amentum Escrow Corp. 7.25% 8/1/32 (b)		1,325,000	1,385,418
ASGN, Inc. 4.625% 5/15/28 (b)		1,210,000	1,169,065
CA Magnum Holdings 5.375% 10/31/26 (b)		1,145,000	1,115,659
Cogent Communications Group, Inc. 7% 6/15/27 (b)		1,930,000	1,952,376
Gartner, Inc. 4.5% 7/1/28 (b)		1,555,000	1,527,161
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29(b)		2,170,000	2,017,685
5.25% 12/1/27(b)		1,215,000	1,209,619
Unisys Corp. 6.875% 11/1/27 (b)		255,000	238,687
Virtusa Corp. 7.125% 12/15/28 (b)		485,000	456,483
			16,280,969
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc.:
1.95% 2/15/28(b)		3,204,000	2,945,407
2.45% 2/15/31(b)		70,257,000	61,301,692
2.6% 2/15/33(b)		27,706,000	23,225,769
3.187% 11/15/36(b)		7,432,000	6,149,421
3.5% 2/15/41(b)		22,019,000	17,593,023
Entegris, Inc.:
3.625% 5/1/29(b)		1,115,000	1,026,600
4.75% 4/15/29(b)		2,085,000	2,046,036
5.95% 6/15/30(b)		1,060,000	1,074,374
ON Semiconductor Corp. 3.875% 9/1/28 (b)		1,885,000	1,791,430
			117,153,752
Software - 0.2%
Cloud Software Group, Inc.:
6.5% 3/31/29(b)		675,000	665,377
8.25% 6/30/32(b)		4,101,000	4,293,882
9% 9/30/29(b)		5,386,000	5,420,804
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)		1,085,000	1,120,253
Elastic NV 4.125% 7/15/29 (b)		1,995,000	1,858,729
Gen Digital, Inc. 5% 4/15/25 (b)		1,330,000	1,324,885
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl 8.75% 5/1/29 (b)		1,345,000	1,400,446
ION Trading Technologies Ltd.:
5.75% 5/15/28(b)		2,695,000	2,536,683
9.5% 5/30/29(b)		365,000	387,568
McAfee Corp. 7.375% 2/15/30 (b)		1,165,000	1,117,523
MicroStrategy, Inc. 6.125% 6/15/28 (b)		2,156,000	2,101,538
Open Text Corp. 3.875% 12/1/29 (b)		855,000	788,235
Open Text Holdings, Inc.:
4.125% 2/15/30(b)		1,660,000	1,541,312
4.125% 12/1/31(b)(c)		2,380,000	2,167,178
Oracle Corp. 2.3% 3/25/28		19,340,000	17,948,463
Rackspace Finance LLC 3.5% 5/15/28 (b)		1,874,575	847,242
UKG, Inc. 6.875% 2/1/31 (b)		1,560,000	1,613,698
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)		1,000,000	914,122
			48,047,938
Technology Hardware, Storage & Peripherals - 0.0%
Lenovo Group Ltd.:
3.421% 11/2/30(b)		930,000	849,497
5.875% 4/24/25 (Reg. S)		200,000	200,750
Seagate HDD Cayman:
5.75% 12/1/34		1,545,000	1,545,881
8.25% 12/15/29		560,000	606,995
8.5% 7/15/31		315,000	342,534
Western Digital Corp.:
2.85% 2/1/29		1,870,000	1,677,721
3.1% 2/1/32		780,000	656,333
4.75% 2/15/26		130,000	128,826
			6,008,537
TOTAL INFORMATION TECHNOLOGY			213,800,984

MATERIALS - 0.8%
Chemicals - 0.4%
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/31 (b)		595,000	630,118
Braskem Idesa SAPI:
6.99% 2/20/32(b)		540,000	421,033
7.45% 11/15/29(b)		1,110,000	931,712
Braskem Netherlands BV:
5.875% 1/31/50(b)		560,000	429,800
7.25% 2/13/33(b)		1,040,000	1,023,568
8.5% 1/12/31(b)		810,000	845,397
Celanese U.S. Holdings LLC:
6.35% 11/15/28		8,341,000	8,775,680
6.55% 11/15/30		8,461,000	9,073,585
6.7% 11/15/33		4,943,000	5,343,385
Consolidated Energy Finance SA 12% 2/15/31 (b)		2,037,000	2,004,868
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% 6/15/28 (b)		1,280,000	1,242,524
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (b)		1,090,000	1,054,234
Herens HoldCo Sarl 4.75% 5/15/28 (b)		625,000	545,096
INEOS Quattro Finance 2 PLC 9.625% 3/15/29 (b)		575,000	620,192
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(e)		2,487,802	2,039,998
LSB Industries, Inc. 6.25% 10/15/28 (b)		995,000	975,086
MEGlobal BV:
2.625% 4/28/28(b)		595,000	549,445
4.25% 11/3/26(b)		325,000	319,922
MEGlobal Canada, Inc. 5% 5/18/25 (b)		825,000	820,999
Methanex Corp.:
5.125% 10/15/27		3,194,000	3,143,920
5.25% 12/15/29		340,000	334,170
5.65% 12/1/44		1,929,000	1,722,993
NOVA Chemicals Corp.:
4.25% 5/15/29(b)		1,210,000	1,103,645
5% 5/1/25(b)		1,102,000	1,095,339
5.25% 6/1/27(b)		1,184,000	1,168,762
8.5% 11/15/28(b)		415,000	442,446
9% 2/15/30(b)		460,000	494,101
Nufarm Australia Ltd. 5% 1/27/30 (b)		1,850,000	1,714,636
OCP SA:
3.75% 6/23/31(b)		515,000	461,247
5.125% 6/23/51(b)		565,000	452,000
6.75% 5/2/34(b)		480,000	511,800
6.875% 4/25/44(b)		570,000	574,560
7.5% 5/2/54(b)		365,000	391,079
Olin Corp. 5% 2/1/30 (c)		3,665,000	3,542,752
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28(b)		1,785,000	1,676,467
6.25% 10/1/29(b)		1,390,000	1,305,595
7.25% 6/15/31(b)		1,195,000	1,235,140
9.75% 11/15/28(b)		2,000,000	2,130,376
Orbia Advance Corp. S.A.B. de CV:
1.875% 5/11/26(b)		890,000	841,050
2.875% 5/11/31(b)		725,000	612,719
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		1,440,000	1,386,000
5.5% 3/18/31		355,000	312,162
6.5% 9/27/28		215,000	210,498
8.75% 5/3/29(b)		200,000	208,687
SCIH Salt Holdings, Inc.:
4.875% 5/1/28(b)		620,000	590,779
6.625% 5/1/29(b)		1,775,000	1,698,631
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (b)		1,100,000	1,083,874
The Chemours Co. LLC:
4.625% 11/15/29(b)(c)		1,170,000	1,029,261
5.375% 5/15/27		3,986,000	3,873,082
5.75% 11/15/28(b)		1,495,000	1,400,951
Tronox, Inc. 4.625% 3/15/29 (b)(c)		3,297,000	3,004,650
W.R. Grace Holding LLC:
5.625% 8/15/29(b)		2,870,000	2,661,185
7.375% 3/1/31(b)		415,000	431,058
			80,492,257
Construction Materials - 0.0%
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)		3,485,000	3,529,796
Smyrna Ready Mix Concrete LLC 8.875% 11/15/31 (b)		1,590,000	1,706,704
Summit Materials LLC/Summit Materials Finance Corp. 7.25% 1/15/31 (b)		1,000,000	1,051,250
			6,287,750
Containers & Packaging - 0.1%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(e)		895,000	206,188
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28(b)		306,000	277,633
4% 9/1/29(b)		2,245,000	1,934,630
6% 6/15/27(b)		1,330,000	1,326,106
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26(b)		545,000	470,030
5.25% 8/15/27(b)		237,000	142,567
Ball Corp.:
2.875% 8/15/30		680,000	601,024
6% 6/15/29(c)		810,000	833,456
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29(b)		640,000	639,121
6.875% 1/15/30(b)		1,280,000	1,284,718
8.75% 4/15/30(b)		2,090,000	2,085,321
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		130,000	128,767
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)		813,000	803,509
Graphic Packaging International, Inc.:
3.75% 2/1/30(b)		610,000	564,181
6.375% 7/15/32(b)		1,165,000	1,191,130
Mauser Packaging Solutions Holding Co. 7.875% 4/15/27 (b)(c)		1,925,000	1,990,315
Owens-Brockway Glass Container, Inc.:
7.25% 5/15/31(b)(c)		195,000	197,315
7.375% 6/1/32(b)		435,000	436,966
Sealed Air Corp.:
5% 4/15/29(b)		920,000	902,350
6.5% 7/15/32(b)		630,000	644,438
Sealed Air Corp./Sealed Air Corp. U.S. 7.25% 2/15/31 (b)		845,000	888,004
Trivium Packaging Finance BV:
5.5% 8/15/26(b)		2,198,000	2,170,111
8.5% 8/15/27(b)		915,000	913,819
			20,631,699
Metals & Mining - 0.3%
Alcoa Nederland Holding BV 7.125% 3/15/31 (b)		4,220,000	4,437,887
Antofagasta PLC:
2.375% 10/14/30(b)		1,255,000	1,078,798
5.625% 5/13/32(b)		360,000	369,018
Aris Mining Corp. 6.875% 8/9/26 (b)		1,185,000	1,151,678
Arsenal AIC Parent LLC 8% 10/1/30 (b)		68,000	73,110
ATI, Inc.:
5.875% 12/1/27		445,000	445,875
7.25% 8/15/30(c)		1,375,000	1,460,132
Celtic Resources Holdings DAC 4.125% (b)(d)(h)		650,000	93,184
Cleveland-Cliffs, Inc. 7% 3/15/32 (b)		1,290,000	1,295,490
Commercial Metals Co.:
3.875% 2/15/31		775,000	703,025
4.125% 1/15/30		1,175,000	1,103,872
Compania de Minas Buenaventura SAA 5.5% 7/23/26 (b)		715,000	698,913
Constellium NV 6.375% 8/15/32 (b)		250,000	253,750
Corporacion Nacional del Cobre de Chile (Codelco):
3% 9/30/29(b)		155,000	140,711
3.15% 1/14/30(b)		405,000	367,791
3.7% 1/30/50(b)		1,790,000	1,300,547
5.125% 2/2/33(b)		500,000	491,719
5.95% 1/8/34(b)		375,000	389,063
6.3% 9/8/53(b)		545,000	566,630
6.44% 1/26/36(b)		585,000	627,230
CSN Inova Ventures 6.75% 1/28/28 (b)		985,000	942,522
CSN Resources SA:
5.875% 4/8/32(b)		660,000	547,800
8.875% 12/5/30(b)		305,000	303,323
Eldorado Gold Corp. 6.25% 9/1/29 (b)		2,805,000	2,770,583
Endeavour Mining PLC 5% 10/14/26 (b)		1,060,000	1,017,897
ERO Copper Corp. 6.5% 2/15/30 (b)		4,451,000	4,337,455
First Quantum Minerals Ltd.:
6.875% 10/15/27(b)		1,715,000	1,696,238
8.625% 6/1/31(b)		330,000	330,103
9.375% 3/1/29(b)		3,780,000	4,021,935
FMG Resources August 2006 Pty Ltd. 4.375% 4/1/31 (b)		680,000	623,884
Fresnillo PLC 4.25% 10/2/50 (b)		700,000	534,716
HudBay Minerals, Inc. 4.5% 4/1/26 (b)		895,000	882,631
Kaiser Aluminum Corp.:
4.5% 6/1/31(b)		100,000	89,866
4.625% 3/1/28(b)		739,000	701,788
Metinvest BV 8.5% 4/23/26 (Reg. S)		235,000	186,825
Mineral Resources Ltd.:
8% 11/1/27(b)		1,920,000	1,950,194
8.5% 5/1/30(b)		1,860,000	1,934,233
9.25% 10/1/28(b)		855,000	903,261
Nexa Resources SA:
6.5% 1/18/28(b)		654,000	672,598
6.75% 4/9/34(b)		275,000	288,406
Novelis Corp. 3.875% 8/15/31 (b)		645,000	578,314
POSCO:
5.75% 1/17/28(b)		715,000	737,833
5.875% 1/17/33(b)		305,000	321,662
PT Freeport Indonesia:
4.763% 4/14/27(b)		315,000	314,757
5.315% 4/14/32(b)		1,120,000	1,122,800
6.2% 4/14/52(b)		365,000	379,830
PT Indonesia Asahan Aluminium 5.45% 5/15/30 (b)		1,660,000	1,675,455
Samarco Mineracao SA 9% 6/30/31 pay-in-kind (b)(e)		3,611,628	3,366,724
Stillwater Mining Co. 4% 11/16/26 (b)		670,000	626,450
TMK Capital SA 4.3% (Reg. S) (d)(h)		600,000	90,000
Vale Overseas Ltd. 6.4% 6/28/54		960,000	979,200
Vibrantz Technologies, Inc. 9% 2/15/30 (b)		2,580,000	2,353,651
Volcan Compania Minera SAA 4.375% 2/11/26 (b)		870,000	744,668
			55,076,025
Paper & Forest Products - 0.0%
Ahlstrom Holding 3 OY 4.875% 2/4/28 (b)		2,440,000	2,293,307
Inversiones CMPC SA:
3% 4/6/31(b)		460,000	404,515
6.125% 2/26/34(b)		400,000	421,600
LABL, Inc.:
5.875% 11/1/28(b)		390,000	359,747
6.75% 7/15/26(b)		565,000	562,179
9.5% 11/1/28(b)		260,000	265,724
Mercer International, Inc. 5.125% 2/1/29 (c)		875,000	715,268
Suzano Austria GmbH 3.75% 1/15/31		460,000	418,462
			5,440,802
TOTAL MATERIALS			167,928,533

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30		8,767,000	8,864,779
American Homes 4 Rent LP:
2.375% 7/15/31		1,451,000	1,225,334
3.625% 4/15/32		6,608,000	6,009,145
5.5% 2/1/34		3,037,000	3,092,783
American Tower Corp.:
4.05% 3/15/32		714,000	676,176
5.45% 2/15/34		680,000	702,238
5.55% 7/15/33		820,000	850,058
Boston Properties, Inc.:
3.25% 1/30/31		8,522,000	7,502,695
4.5% 12/1/28		7,625,000	7,428,386
6.75% 12/1/27		11,623,000	12,148,557
Brixmor Operating Partnership LP:
3.85% 2/1/25		5,199,000	5,160,732
4.05% 7/1/30		10,439,000	9,999,965
4.125% 6/15/26		8,538,000	8,435,383
4.125% 5/15/29		10,374,000	10,062,586
Corporate Office Properties LP:
2.25% 3/15/26		3,379,000	3,239,725
2.75% 4/15/31		6,606,000	5,666,212
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)		3,230,000	3,038,470
Diversified Healthcare Trust 9.75% 6/15/25		171,000	171,304
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (b)		625,000	569,620
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25		643,000	641,353
Healthcare Realty Holdings LP:
3.1% 2/15/30		2,678,000	2,436,346
3.5% 8/1/26		2,790,000	2,725,863
Healthpeak OP, LLC:
3.25% 7/15/26		1,156,000	1,127,917
3.5% 7/15/29		1,322,000	1,256,330
Hudson Pacific Properties LP 4.65% 4/1/29		15,534,000	12,841,691
Invitation Homes Operating Partnership LP:
4.15% 4/15/32		10,275,000	9,681,402
5.5% 8/15/33		1,240,000	1,263,575
Kite Realty Group Trust 4.75% 9/15/30		764,000	756,688
LXP Industrial Trust (REIT) 2.7% 9/15/30		3,649,000	3,199,462
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		2,705,000	1,847,659
4.625% 8/1/29		2,140,000	1,645,596
5% 10/15/27(c)		7,217,000	6,125,234
5.25% 8/1/26(c)		2,891,000	2,719,415
Necessity Retail REIT, Inc./American Finance Operating Partnership LP 4.5% 9/30/28 (b)		795,000	730,268
NNN (REIT), Inc. 5.6% 10/15/33		1,255,000	1,290,378
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		22,098,000	18,697,751
3.375% 2/1/31		6,759,000	6,025,168
3.625% 10/1/29		11,904,000	11,077,757
4.5% 1/15/25		3,878,000	3,861,450
4.5% 4/1/27		18,502,000	18,281,126
4.75% 1/15/28		10,700,000	10,607,620
5.25% 1/15/26		10,610,000	10,610,065
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer 7% 2/1/30 (b)		815,000	835,396
Piedmont Operating Partnership LP 2.75% 4/1/32		2,906,000	2,283,427
Prologis International Funding II SA 4.375% 7/1/36 (Reg. S)	EUR	700,000	797,416
Realty Income Corp.:
2.2% 6/15/28		1,564,000	1,439,213
2.85% 12/15/32		1,925,000	1,655,133
3.25% 1/15/31		2,129,000	1,955,322
3.4% 1/15/28		3,355,000	3,239,217
Retail Opportunity Investments Partnership LP 4% 12/15/24		1,225,000	1,218,840
Safehold Operating Partnership LP:
2.8% 6/15/31		788,000	684,045
2.85% 1/15/32		745,000	638,570
6.1% 4/1/34		2,520,000	2,621,247
Simon Property Group LP 2.45% 9/13/29		3,576,000	3,252,872
Store Capital LLC:
2.75% 11/18/30		3,880,000	3,354,973
4.625% 3/15/29		3,549,000	3,452,581
Sun Communities Operating LP:
2.3% 11/1/28		3,294,000	2,979,220
2.7% 7/15/31		8,306,000	7,112,962
4.2% 4/15/32		280,000	259,683
5.7% 1/15/33		2,100,000	2,137,710
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (b)		2,900,000	2,124,482
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
4.75% 4/15/28(b)		4,300,000	3,780,807
6.5% 2/15/29(b)		5,665,000	4,337,020
10.5% 2/15/28(b)		4,745,000	4,868,636
Ventas Realty LP:
3% 1/15/30		15,631,000	14,305,175
3.5% 2/1/25		2,163,000	2,143,135
4% 3/1/28		3,986,000	3,899,266
4.125% 1/15/26		2,017,000	1,995,790
4.75% 11/15/30		21,238,000	21,228,274
VICI Properties LP:
4.375% 5/15/25		1,727,000	1,710,709
4.75% 2/15/28		13,710,000	13,656,050
4.95% 2/15/30		20,675,000	20,600,810
5.125% 5/15/32		4,986,000	4,928,671
5.75% 4/1/34		2,334,000	2,404,151
6.125% 4/1/54		1,159,000	1,182,116
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25(b)		72,000	71,192
4.125% 8/15/30(b)		1,130,000	1,064,431
4.25% 12/1/26(b)		104,000	102,665
4.625% 12/1/29(b)		255,000	248,061
Vornado Realty LP 2.15% 6/1/26		3,551,000	3,359,321
WP Carey, Inc.:
3.85% 7/15/29		2,566,000	2,469,575
4.25% 7/23/32	EUR	500,000	563,295
			375,255,721
Real Estate Management & Development - 0.4%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	2,371,500	1,063,000
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S)(e)	EUR	10,200,000	3,498,093
5% 4/27/27 (Reg. S)(e)	EUR	900,000	309,401
Alpha Star Holding VIII Ltd. 8.375% 4/12/27 (Reg. S)		460,000	475,381
Anywhere Real Estate Group LLC 7% 4/15/30 (b)(c)		1,035,000	917,666
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	5,365,000	5,332,093
1.75% 3/12/29 (Reg. S)	EUR	2,480,000	2,475,555
2.625% 10/20/28 (Reg. S)	GBP	950,000	1,107,876
Brandywine Operating Partnership LP:
3.95% 11/15/27		8,220,000	7,700,717
4.55% 10/1/29		8,895,000	8,150,252
8.05% 3/15/28		15,931,000	16,951,827
CBRE Group, Inc. 2.5% 4/1/31		10,439,000	8,996,464
CPI Property Group SA 7% 5/7/29 (Reg. S)	EUR	750,000	835,790
Essex Portfolio LP 5.5% 4/1/34		1,530,000	1,570,412
Extra Space Storage LP 5.4% 2/1/34		940,000	956,891
Greystar Real Estate Partners 7.75% 9/1/30 (b)		620,000	659,728
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	2,405,000	2,354,383
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	2,400,000	2,131,653
Howard Hughes Corp.:
4.125% 2/1/29(b)		2,160,000	1,989,868
4.375% 2/1/31(b)		660,000	591,588
Kennedy-Wilson, Inc.:
4.75% 3/1/29		580,000	523,543
4.75% 2/1/30		2,460,000	2,170,793
Logicor Financing SARL 4.25% 7/18/29 (Reg. S)	EUR	2,200,000	2,453,941
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)		732,000	525,385
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (b)		254,000	177,100
Samhallsbyggnadsbolaget I Norden AB 2.25% 8/12/27 (Reg. S)	EUR	950,000	808,600
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	1,300,000	1,368,554
Tanger Properties LP:
2.75% 9/1/31		8,621,000	7,346,058
3.125% 9/1/26		4,970,000	4,780,004
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30(b)		615,000	607,764
5.875% 6/15/27(b)		520,000	526,267
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	840,000	885,601
			90,242,248
TOTAL REAL ESTATE			465,497,969

UTILITIES - 1.5%
Electric Utilities - 0.5%
Alabama Power Co. 3.05% 3/15/32		13,712,000	12,308,476
Amprion GmbH:
3.125% 8/27/30 (Reg. S)	EUR	900,000	982,701
3.625% 5/21/31 (Reg. S)	EUR	600,000	671,663
Chile Electricity LUX MPC SARL 6.01% 1/20/33 (b)		318,450	329,000
Clearway Energy Operating LLC:
3.75% 2/15/31(b)(c)		2,240,000	2,032,524
3.75% 1/15/32(b)(c)		315,000	279,792
4.75% 3/15/28(b)		375,000	364,314
Cleco Corporate Holdings LLC 3.375% 9/15/29		6,938,000	6,326,092
DPL, Inc.:
4.125% 7/1/25		1,715,000	1,683,562
4.35% 4/15/29		210,000	196,338
Duke Energy Corp.:
2.45% 6/1/30		6,067,000	5,423,086
3.85% 6/15/34	EUR	2,650,000	2,897,690
Duquesne Light Holdings, Inc.:
2.532% 10/1/30(b)		2,680,000	2,318,517
2.775% 1/7/32(b)		8,750,000	7,397,909
Electricite de France SA:
4.75% 10/12/34 (Reg. S)	EUR	2,600,000	3,076,658
5.5% 1/25/35 (Reg. S)	GBP	1,700,000	2,182,463
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (e)	EUR	1,900,000	1,872,434
EnBW International Finance BV 3.5% 7/22/31 (Reg. S)	EUR	1,300,000	1,444,637
ENEL Finance International NV:
5.5% 6/26/34(b)		1,700,000	1,725,787
7.5% 10/14/32(b)		541,000	621,414
Enel SpA 3.375% (Reg. S) (e)(j)	EUR	1,245,000	1,349,369
Entergy Corp. 2.8% 6/15/30		6,226,000	5,630,924
Eskom Holdings SOC Ltd.:
6.35% 8/10/28(b)		1,080,000	1,080,335
7.125% 2/11/25(b)		1,475,000	1,475,461
8.45% 8/10/28(b)		410,000	425,141
Exelon Corp.:
3.35% 3/15/32		8,005,000	7,292,866
4.05% 4/15/30		3,689,000	3,596,014
4.1% 3/15/52		2,730,000	2,208,026
Israel Electric Corp. Ltd. 3.75% 2/22/32 (Reg. S) (b)		530,000	455,122
Lamar Funding Ltd. 3.958% 5/7/25 (b)		1,085,000	1,074,888
Mong Duong Finance Holdings BV 5.125% 5/7/29 (b)		1,096,265	1,055,495
NextEra Energy Partners LP:
4.5% 9/15/27(b)		740,000	714,712
7.25% 1/15/29(b)(c)		395,000	413,553
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (e)	EUR	3,645,000	3,773,491
NRG Energy, Inc.:
3.375% 2/15/29(b)		1,130,000	1,036,968
3.625% 2/15/31(b)		930,000	832,067
5.25% 6/15/29(b)		1,200,000	1,186,209
6.625% 1/15/27		600,000	600,815
PG&E Corp.:
5% 7/1/28		2,262,000	2,215,478
5.25% 7/1/30		1,800,000	1,762,350
Scottish Hydro Electric Transmission PLC 3.375% 9/4/32 (Reg. S)	EUR	1,950,000	2,140,096
Southern Co. 1.875% 9/15/81 (e)	EUR	4,205,000	4,265,195
Vistra Operations Co. LLC:
5% 7/31/27(b)		2,075,000	2,053,826
5.5% 9/1/26(b)		1,630,000	1,626,563
5.625% 2/15/27(b)		1,220,000	1,218,165
6.875% 4/15/32(b)		1,420,000	1,474,944
7.75% 10/15/31(b)		825,000	877,817
			105,970,947
Gas Utilities - 0.0%
ENN Energy Holdings Ltd. 4.625% 5/17/27 (b)		890,000	884,994
Nakilat, Inc. 6.067% 12/31/33 (b)		574,877	606,018
			1,491,012
Independent Power and Renewable Electricity Producers - 0.4%
Aydem Yenilenebilir Enerji A/S 7.75% 2/2/27 (b)		575,000	567,992
Buffalo Energy Mexico Holdings 7.875% 2/15/39 (b)		605,000	648,693
Calpine Corp.:
4.625% 2/1/29(b)		515,000	491,216
5.125% 3/15/28(b)		260,000	253,707
Emera U.S. Finance LP 3.55% 6/15/26		2,935,000	2,857,985
Energo-Pro A/S 8.5% 2/4/27 (b)		940,000	945,581
EnfraGen Energia Sur SA 5.375% 12/30/30 (b)		1,925,000	1,645,875
Investment Energy Resources Ltd. 6.25% 4/26/29 (b)		705,000	696,406
PT Pertamina Geothermal Energy 5.15% 4/27/28 (b)		365,000	368,308
RWE Finance U.S. LLC 5.875% 4/16/34 (b)		4,099,000	4,231,616
Sunnova Energy Corp.:
5.875% 9/1/26(b)		2,375,000	2,231,197
11.75% 10/1/28(b)		410,000	380,677
Termocandelaria Power Ltd. 7.875% 1/30/29 (b)		906,500	915,284
The AES Corp.:
3.3% 7/15/25(b)		36,313,000	35,599,696
3.95% 7/15/30(b)		37,328,000	35,241,410
			87,075,643
Multi-Utilities - 0.5%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49(b)		795,000	672,276
4.696% 4/24/33(b)		620,000	625,233
4.875% 4/23/30(b)		305,000	313,455
Berkshire Hathaway Energy Co. 4.05% 4/15/25		26,164,000	26,018,831
E.ON SE 3.375% 1/15/31 (Reg. S)	EUR	1,300,000	1,445,855
Engie SA:
3.875% 3/6/36 (Reg. S)	EUR	1,500,000	1,672,605
4.25% 9/6/34 (Reg. S)	EUR	1,200,000	1,380,357
NiSource, Inc.:
2.95% 9/1/29		17,668,000	16,367,744
5.25% 2/15/43		4,623,000	4,477,424
5.8% 2/1/42		2,300,000	2,343,460
5.95% 6/15/41		3,281,000	3,419,618
Puget Energy, Inc.:
4.1% 6/15/30		12,516,000	11,927,341
4.224% 3/15/32		23,786,000	21,933,714
Sempra 6% 10/15/39		5,447,000	5,714,127
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.4922% 5/15/67 (e)(f)		1,401,000	1,362,916
			99,674,956
Water Utilities - 0.1%
Aegea Finance SARL 9% 1/20/31 (b)		335,000	359,288
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	830,000	848,824
Anglian Water Services Financing PLC:
5.875% 6/20/31 (Reg. S)	GBP	705,000	938,926
6.293% 7/30/30 (Reg. S)	GBP	1,225,000	1,679,644
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	700,000	860,524
Southern Water Services Finance Ltd.:
1.625% 3/30/27 (Reg. S)	GBP	1,013,000	1,104,742
2.375% 5/28/28 (Reg. S)	GBP	600,000	630,128
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	799,000	918,081
			7,340,157
TOTAL UTILITIES			301,552,715

TOTAL NONCONVERTIBLE BONDS			6,267,449,948
TOTAL CORPORATE BONDS (Cost $6,425,809,293)			6,283,667,394

U.S. Treasury Obligations - 28.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.125% 5/15/40	86,364,000	55,900,448
1.125% 8/15/40	3,500,000	2,245,469
1.75% 8/15/41	111,477,000	77,489,579
1.875% 11/15/51	339,566,000	208,355,575
2% 11/15/41	218,350,000	157,595,818
2% 8/15/51	369,158,000	234,040,406
2.25% 8/15/46	450,000	316,336
2.875% 5/15/52	113,713,000	87,878,828
3% 2/15/47	245,214,000	197,598,422
3.25% 5/15/42 (k)	122,202,000	106,478,039
3.625% 2/15/53	58,851,000	52,788,887
4.125% 8/15/53 (l)	275,849,000	270,881,564
4.25% 8/15/44 (i)	930,000	907,477
4.25% 2/15/54	245,040,000	245,997,188
4.25% 8/15/54	5,590,000	5,624,938
4.375% 8/15/43	335,000	338,298
4.5% 2/15/44	3,330,000	3,413,250
4.625% 5/15/44	22,745,000	23,686,785
4.625% 5/15/54	108,180,000	115,617,375
6.25% 5/15/30 (l)	13,500,000	15,199,629
U.S. Treasury Notes:
0.75% 3/31/26	2,010,000	1,908,872
1.75% 1/31/29	146,464,000	134,609,570
2.625% 7/31/29 (m)	213,250,000	202,537,518
2.75% 8/15/32	683,541,000	632,141,839
2.875% 5/15/32 (m)	165,526,000	154,857,333
3.125% 8/31/29	225,160,000	218,739,423
3.375% 5/15/33	599,000,000	576,397,106
3.5% 1/31/30	90,100,000	88,892,801
3.5% 2/15/33	5,500,000	5,350,469
3.625% 3/31/30	1,575,000	1,562,880
3.75% 8/15/27	44,620,000	44,571,197
3.75% 12/31/28	3,460,000	3,459,595
3.75% 5/31/30	11,182,000	11,163,655
3.75% 12/31/30	2,000,000	1,994,297
3.875% 1/15/26	16,900,000	16,834,644
3.875% 11/30/29	125,000,000	125,659,180
3.875% 12/31/29	187,000,000	187,927,696
3.875% 8/15/33	52,214,000	52,097,742
3.875% 8/15/34 (c)	16,440,000	16,378,315
4% 1/15/27	5,200,000	5,215,641
4% 1/31/29	100,000,000	101,011,719
4% 10/31/29	25,000,000	25,273,438
4% 2/28/30	882,000	891,854
4% 2/15/34	60,602,000	60,980,763
4.125% 3/31/31	1,680,000	1,710,975
4.125% 7/31/31	8,700,000	8,861,010
4.125% 11/15/32	100,000,000	101,871,094
4.25% 12/31/25	246,000	246,092
4.25% 3/15/27	17,410,000	17,586,820
4.25% 2/28/29	5,787,000	5,909,522
4.25% 6/30/31	261,340,000	268,200,175
4.375% 10/31/24	15,300,000	15,278,186
4.375% 12/15/26	13,850,000	13,999,320
4.375% 11/30/28	6,300,000	6,451,840
4.375% 5/15/34	507,720,000	526,124,850
4.5% 5/31/29	2,400,000	2,479,219
4.5% 11/15/33	1,590,000	1,662,233
4.625% 2/28/25	16,200,000	16,187,597
4.625% 3/15/26	7,570,000	7,629,141
4.625% 11/15/26	20,420,000	20,730,288
4.625% 6/15/27	11,440,000	11,686,675
4.625% 9/30/28	546,000	563,660
4.625% 4/30/29	8,150,000	8,454,352
4.625% 9/30/30	735,000	767,874
4.875% 10/31/30 (m)	183,000,000	193,808,438
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,354,648,341)		5,763,021,219

U.S. Government Agency - Mortgage Securities - 26.6%
	Principal Amount (a)	Value ($)
Fannie Mae - 7.6%
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.440% 5.945% 4/1/37 (e)(f)	5,893	6,033
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.460% 6.085% 1/1/35 (e)(f)	1,750	1,791
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.480% 7.48% 7/1/34 (e)(f)	809	829
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.500% 6.755% 1/1/35 (e)(f)	9,216	9,347
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.530% 6.461% 12/1/34 (e)(f)	1,745	1,771
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.530% 6.785% 3/1/35 (e)(f)	1,416	1,438
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 7.174% 10/1/33 (e)(f)	789	800
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 7.428% 6/1/36 (e)(f)	4,548	4,679
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 6.065% 3/1/37 (e)(f)	6,677	6,849
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 7.315% 7/1/35 (e)(f)	1,132	1,151
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.630% 5.815% 9/1/36 (e)(f)	1,398	1,438
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 6.413% 5/1/35 (e)(f)	10,758	11,062
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 6.414% 3/1/33 (e)(f)	4,537	4,640
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 6.837% 11/1/36 (e)(f)	2,776	2,851
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.680% 7.061% 5/1/36 (e)(f)	4,376	4,498
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.700% 7.167% 6/1/42 (e)(f)	8,658	8,907
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.730% 6.028% 3/1/40 (e)(f)	11,577	11,910
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6.434% 8/1/41 (e)(f)	19,046	19,593
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6.439% 7/1/35 (e)(f)	3,184	3,271
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.780% 6.163% 2/1/36 (e)(f)	5,311	5,463
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.055% 1/1/42 (e)(f)	40,303	41,462
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.444% 12/1/40 (e)(f)	391,362	402,614
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 7.635% 7/1/41 (e)(f)	2,650	2,726
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.06% 12/1/39 (e)(f)	3,924	4,037
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.068% 9/1/41 (e)(f)	3,913	4,026
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.297% 2/1/42 (e)(f)	13,512	13,901
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 7.64% 7/1/41 (e)(f)	5,217	5,367
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.820% 6.195% 12/1/35 (e)(f)	7,869	8,095
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.830% 6.08% 10/1/41 (e)(f)	3,367	3,416
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 7.703% 7/1/37 (e)(f)	8,682	8,932
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.960% 6.418% 9/1/35 (e)(f)	1,620	1,662
U.S. TREASURY 1 YEAR INDEX + 1.940% 6.32% 10/1/33 (e)(f)	17,035	17,265
U.S. TREASURY 1 YEAR INDEX + 2.200% 6.583% 3/1/35 (e)(f)	3,365	3,415
U.S. TREASURY 1 YEAR INDEX + 2.270% 6.395% 6/1/36 (e)(f)	8,576	8,717
U.S. TREASURY 1 YEAR INDEX + 2.280% 6.402% 10/1/33 (e)(f)	5,530	5,617
U.S. TREASURY 1 YEAR INDEX + 2.460% 7.177% 7/1/34 (e)(f)	8,625	8,793
1.5% 11/1/35 to 9/1/51	93,901,128	77,138,001
2% 2/1/28 to 3/1/52 (k)	326,741,776	279,884,066
2.5% 11/1/29 to 7/1/53	340,651,394	299,513,917
3% 2/1/31 to 3/1/52 (m)	210,496,328	192,178,409
3.5% 6/1/34 to 9/1/52	167,182,559	156,330,000
4% 3/1/36 to 5/1/52	84,966,813	81,943,433
4.5% to 4.5% 6/1/33 to 12/1/52	85,789,351	84,380,588
5% 9/1/25 to 4/1/53	56,005,266	56,347,950
5.288% 8/1/41 (e)	266,649	269,407
5.5% 9/1/52 to 8/1/54	78,966,696	80,013,003
6% to 6% 9/1/29 to 8/1/54	138,031,154	141,194,365
6.5% 7/1/32 to 7/1/54	55,996,877	58,106,738
6.723% 2/1/39 (e)	103,592	107,042
7% to 7% 8/1/25 to 7/1/37	67,682	70,425
7.5% to 7.5% 7/1/25 to 11/1/31	27,279	27,952
8% 3/1/37	3,409	3,648
TOTAL FANNIE MAE		1,508,157,310
Freddie Mac - 4.3%
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.120% 6.029% 8/1/37 (e)(f)	9,061	9,089
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.320% 5.575% 1/1/36 (e)(f)	4,385	4,451
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.370% 5.625% 3/1/36 (e)(f)	17,822	18,163
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.500% 5.824% 3/1/36 (e)(f)	13,628	13,911
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6% 12/1/40 (e)(f)	149,067	153,345
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6% 9/1/41 (e)(f)	52,289	53,792
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 7.567% 7/1/41 (e)(f)	31,409	32,312
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.860% 6.422% 10/1/36 (e)(f)	16,230	16,554
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.860% 7.239% 4/1/36 (e)(f)	9,349	9,618
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 6.13% 9/1/41 (e)(f)	5,396	5,551
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 7.255% 4/1/41 (e)(f)	1,261	1,298
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 7.155% 5/1/41 (e)(f)	10,078	10,368
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 7.54% 5/1/41 (e)(f)	9,985	10,272
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 7.628% 6/1/41 (e)(f)	9,746	10,026
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 7.785% 6/1/41 (e)(f)	3,960	4,074
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.920% 6.601% 10/1/42 (e)(f)	35,495	36,515
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.990% 7% 10/1/35 (e)(f)	10,903	11,112
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.020% 6.936% 4/1/38 (e)(f)	7,798	8,023
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.020% 7.635% 6/1/37 (e)(f)	5,288	5,416
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.030% 6.158% 3/1/33 (e)(f)	152	157
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.040% 7.91% 7/1/36 (e)(f)	9,346	9,615
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 2.200% 6.45% 12/1/36 (e)(f)	11,177	11,498
FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 3.010% 8.637% 10/1/35 (e)(f)	1,479	1,522
U.S. TREASURY 1 YEAR INDEX + 2.030% 6.782% 6/1/33 (e)(f)	14,765	14,895
U.S. TREASURY 1 YEAR INDEX + 2.260% 7.127% 6/1/33 (e)(f)	28,105	28,452
U.S. TREASURY 1 YEAR INDEX + 2.460% 6.899% 3/1/35 (e)(f)	48,920	49,724
1.5% 7/1/35 to 6/1/51	107,913,930	87,447,540
2% 6/1/35 to 4/1/52	247,974,959	212,215,594
2.5% 2/1/30 to 6/1/52 (l)	162,147,363	143,434,192
3% 12/1/30 to 6/1/52	97,087,989	87,499,152
3.5% 1/1/32 to 10/1/52 (m)	106,172,531	100,136,906
4% 5/1/37 to 10/1/52	52,129,582	50,655,590
4% 4/1/48	21,102	20,331
4.5% 6/1/25 to 8/1/52	11,357,248	11,291,631
5% 8/1/33 to 8/1/53	48,607,574	48,821,687
5.5% 11/1/52 to 2/1/54 (k)(l)	46,656,117	47,634,175
6% 1/1/29 to 4/1/54	31,326,665	32,206,568
6.5% 1/1/32 to 1/1/54	33,669,038	35,078,439
7% 3/1/26 to 9/1/36	78,199	81,466
7.5% 1/1/27 to 11/1/31	536	561
8% 7/1/25 to 4/1/32	2,045	2,128
8.5% 4/1/25 to 1/1/28	996	1,020
TOTAL FREDDIE MAC		857,056,733
Ginnie Mae - 7.4%
3.5% 9/20/40 to 7/20/46	23,380,531	22,169,425
4% 5/20/33 to 10/20/52	35,458,296	34,203,689
4.5% 6/20/33 to 6/20/54	22,554,615	22,160,220
5% 12/15/32 to 4/20/48	5,006,257	5,098,155
5.5% 7/15/33 to 9/15/39	159,634	164,451
6% to 6% 10/15/30 to 11/15/39	51,759	53,387
7% to 7% 8/15/25 to 11/15/32	95,745	98,573
7.5% to 7.5% 9/15/25 to 9/15/31	13,802	14,107
8% 11/15/24 to 11/15/29	2,132	2,186
8.5% 11/15/27 to 1/15/31	1,638	1,735
2% 10/20/50 to 2/20/52	248,867,096	209,498,426
2% 9/1/54 (i)	8,900,000	7,493,331
2% 9/1/54 (i)	22,300,000	18,775,425
2% 9/1/54 (i)	6,725,000	5,662,096
2% 9/1/54 (i)	8,200,000	6,903,968
2% 9/1/54 (i)	21,500,000	18,101,867
2% 9/1/54 (i)	9,850,000	8,293,181
2% 9/1/54 (i)	10,775,000	9,071,982
2% 10/1/54 (i)	13,150,000	11,083,935
2.5% 6/20/51 to 5/20/52	207,768,806	180,691,462
3% 2/20/31 to 4/15/45	11,451,931	10,901,305
3% 9/1/54 (i)	23,225,000	21,002,711
3% 9/1/54 (i)	69,700,000	63,030,742
3% 9/1/54 (i)	7,900,000	7,144,087
3% 9/1/54 (i)	7,900,000	7,144,087
3% 9/1/54 (i)	7,900,000	7,144,087
3% 9/1/54 (i)	19,850,000	17,950,649
3% 9/1/54 (i)	43,350,000	39,202,047
3% 9/1/54 (i)	7,325,000	6,624,106
3% 10/1/54 (i)	20,150,000	18,236,111
3% 10/1/54 (i)	38,950,000	35,250,447
3.5% 9/1/54 (i)	37,350,000	34,758,922
3.5% 9/1/54 (i)	2,800,000	2,605,756
3.5% 9/1/54 (i)	25,300,000	23,544,866
3.5% 9/1/54 (i)	18,700,000	17,402,727
3.5% 9/1/54 (i)	18,700,000	17,402,727
4% 9/1/54 (i)	36,500,000	34,877,980
4.5% 9/1/54 (i)	14,700,000	14,388,794
4.5% 9/1/54 (i)	10,950,000	10,718,183
4.5% 9/1/54 (i)	1,200,000	1,174,595
5% 9/1/54 (i)	22,200,000	22,153,083
5% 9/1/54 (i)	2,900,000	2,893,871
5% 9/1/54 (i)	27,000,000	26,942,938
5% 9/1/54 (i)	14,350,000	14,319,673
5% 9/1/54 (i)	9,675,000	9,654,553
5% 10/1/54 (i)	41,975,000	41,827,265
5% 10/1/54 (i)	34,150,000	34,029,806
5.5% 9/1/54 (i)	26,100,000	26,266,951
5.5% 9/1/54 (i)	18,400,000	18,517,697
5.5% 9/1/54 (i)	28,600,000	28,782,943
5.5% 9/1/54 (i)	29,300,000	29,487,420
5.5% 10/1/54 (i)	54,075,000	54,408,221
6% 9/1/54 (i)	20,300,000	20,594,389
6% 9/1/54 (i)	1,750,000	1,775,378
6% 9/1/54 (i)	875,000	887,689
6% 9/1/54 (i)	26,150,000	26,529,225
6% 9/1/54 (i)	15,700,000	15,927,680
6% 9/1/54 (i)	11,625,000	11,793,585
6% 9/1/54 (i)	20,500,000	20,797,289
6% 9/1/54 (i)	8,500,000	8,623,266
6% 9/1/54 (i)	2,700,000	2,739,155
6% 9/1/54 (i)	19,400,000	19,681,337
6% 10/1/54 (i)	53,200,000	53,948,646
6.5% 3/20/31 to 6/15/37	41,777	43,449
6.5% 9/1/54 (i)	10,725,000	10,950,091
6.5% 9/1/54 (i)	17,150,000	17,509,936
6.5% 9/1/54 (i)	15,125,000	15,442,436
TOTAL GINNIE MAE		1,486,574,502
Uniform Mortgage Backed Securities - 7.3%
2% 9/1/39 (i)	4,800,000	4,340,625
2% 9/1/39 (i)	13,600,000	12,298,438
2% 10/1/39 (i)	10,150,000	9,191,301
2% 9/1/54 (i)	2,650,000	2,167,410
2% 9/1/54 (i)	330,750,000	270,517,316
2% 9/1/54 (i)	32,700,000	26,745,023
2% 9/1/54 (i)	32,700,000	26,745,023
2% 9/1/54 (i)	35,050,000	28,667,066
2% 9/1/54 (i)	10,200,000	8,342,484
2% 9/1/54 (i)	116,550,000	95,325,149
2% 9/1/54 (i)	10,250,000	8,383,379
2% 10/1/54 (i)	151,600,000	124,158,020
2% 10/1/54 (i)	171,400,000	140,373,909
2.5% 9/1/54 (i)	5,300,000	4,518,043
2.5% 9/1/54 (i)	1,100,000	937,707
2.5% 9/1/54 (i)	70,000,000	59,672,263
2.5% 9/1/54 (i)	32,250,000	27,491,864
2.5% 9/1/54 (i)	31,450,000	26,809,895
2.5% 9/1/54 (i)	600,000	511,477
2.5% 10/1/54 (i)	102,000,000	87,054,613
3% 9/1/54 (i)	7,000,000	6,206,211
3% 9/1/54 (i)	65,050,000	57,673,434
3% 9/1/54 (i)	25,000	22,165
3% 10/1/54 (i)	30,525,000	27,089,744
4% 9/1/54 (i)	50,300,000	47,700,511
4% 9/1/54 (i)	5,050,000	4,789,018
5% 9/1/39 (i)	17,150,000	17,269,916
5% 9/1/39 (i)	19,600,000	19,737,047
5% 9/1/39 (i)	15,150,000	15,255,932
5.5% 9/1/54 (i)	8,650,000	8,709,131
5.5% 9/1/54 (i)	41,425,000	41,708,177
5.5% 9/1/54 (i)	14,200,000	14,297,070
6% 9/1/54 (i)	28,500,000	29,024,354
6% 9/1/54 (i)	22,850,000	23,270,403
6% 9/1/54 (i)	12,150,000	12,373,541
6% 9/1/54 (i)	17,600,000	17,923,812
6% 9/1/54 (i)	17,700,000	18,025,652
6% 9/1/54 (i)	44,525,000	45,344,189
6% 9/1/54 (i)	58,400,000	59,474,467
6% 9/1/54 (i)	6,600,000	6,721,429
6.5% 9/1/54 (i)	29,100,000	29,962,768
6.5% 9/1/54 (i)	1,050,000	1,081,131
6.5% 9/1/54 (i)	50,000	51,482
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,467,962,589
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,362,065,154)		5,319,751,134

Asset-Backed Securities - 8.0%
	Principal Amount (a)	Value ($)
Aaset 2024-1 U.S. Ltd. / Aaset 20 Series 2024-1A:
Class A1, 6.261% 5/16/49 (b)	9,326,610	9,634,146
Class A2, 6.261% 5/16/49 (b)	8,467,424	8,746,629
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	3,921,722	2,811,853
Series 2019-1 Class A, 3.844% 5/15/39 (b)	531,781	513,183
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	6,920,246	6,600,594
Class B, 4.458% 10/16/39 (b)	2,087,167	1,252,319
Series 2021-1A Class A, 2.95% 11/16/41 (b)	8,565,479	7,963,727
Series 2021-2A Class A, 2.798% 1/15/47 (b)	16,894,498	15,313,935
AASET, Ltd. Series 2022-1A Class A, 6% 5/16/47 (b)	33,830,421	33,839,585
Affirm Asset Securitization Trust:
Series 2024-A Class 1A, 5.61% 2/15/29 (b)	3,100,000	3,128,597
Series 2024-X1 Class A, 6.27% 5/15/29 (b)	3,686,837	3,696,797
Aimco Series 2024-BA Class ARR, CME Term SOFR 3 Month Index + 1.500% 6.7861% 4/16/37 (b)(e)(f)	15,363,000	15,408,828
Aimco Clo 17 Ltd. / Aimco Clo 1 Series 2024-17A Class A1R, CME Term SOFR 3 Month Index + 1.350% 6.632% 7/20/37 (b)(e)(f)	13,747,664	13,752,324
Aimco Clo 22 Ltd. / Aimco Clo 2 Series 2024-22A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8266% 4/19/37 (b)(e)(f)	23,693,000	23,784,337
AIMCO CLO Ltd. Series 2024-11A Class A1R2, CME Term SOFR 3 Month Index + 1.340% 6.5839% 7/17/37 (b)(e)(f)	12,215,000	12,214,817
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5336% 4/20/34 (b)(e)(f)	19,226,000	19,236,209
Aligned Data Centers Issuer LLC Series 2023-2A Class A2, 6.5% 11/16/48 (b)	782,000	806,598
Allegro Clo Xii Ltd. Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.440% 6.7236% 7/21/37 (b)(e)(f)	18,441,000	18,468,662
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.782% 7/20/35 (b)(e)(f)	11,745,000	11,752,482
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.6836% 7/20/34 (b)(e)(f)	9,447,000	9,435,153
Ally Auto Receivables Trust Series 2024-1 Class A3, 5.08% 12/15/28	8,060,000	8,128,231
American Express Credit Account Master Trust Series 2023-1 Class A, 4.87% 5/15/28	8,410,000	8,465,487
American Homes 4 Rent Series 2015-SFR2 Class XS, 0% 10/17/52 (b)(e)(h)(n)	400,519	4
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	2,345,383	2,239,863
Class B, 4.335% 1/16/40 (b)	551,865	456,617
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5714% 10/15/32 (b)(e)(f)	15,100,000	15,102,929
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.5762% 4/25/34 (b)(e)(f)	15,787,000	15,788,152
Ares Ln Funding V Ltd. / Ares Ln Fund Series 2024-ALF5A Class A1, CME Term SOFR 3 Month Index + 1.500% 6.8235% 7/27/37 (b)(e)(f)	13,598,000	13,633,015
Ares Loan Funding Vii Ltd. Series 2024-ALF7 Class E, CME Term SOFR 3 Month Index + 6.250% 6.25% 10/22/37 (b)(e)(f)(i)	100,000	100,000
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.693% 7/15/34 (b)(e)(f)	8,652,000	8,661,552
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6314% 1/15/35 (b)(e)(f)	16,982,000	16,993,616
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, CME Term SOFR 3 Month Index + 1.330% 6.633% 4/15/34 (b)(e)(f)	27,261,000	27,265,389
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.713% 10/15/36 (b)(e)(f)	8,291,000	8,298,794
Barings CLO Ltd.:
Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.280% 6.5662% 4/25/34 (b)(e)(f)	14,004,000	14,009,532
Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.480% 6.7636% 1/20/32 (b)(e)(f)	9,112,857	9,112,857
Series 2024-4A Class AR, 0% 10/20/37 (b)(e)	14,512,000	14,512,000
Barings CLO Ltd. 2023-IV Series 2024-4A Class A, CME Term SOFR 3 Month Index + 1.750% 7.032% 1/20/37 (b)(e)(f)	19,096,000	19,318,335
Bbam U.S. Clo Iv Ltd. Series 2024-4A Class D, CME Term SOFR 3 Month Index + 6.250% 11.5729% 7/15/39 (b)(e)(f)	250,000	247,802
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.5858% 1/17/35 (b)(e)(f)	17,449,000	17,451,792
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.693% 1/15/35 (b)(e)(f)	12,522,000	12,534,885
Birch Grove Clo 4 Ltd. Series 2024-4A Class ER, CME Term SOFR 3 Month Index + 6.500% 11.8014% 7/15/37 (b)(e)(f)	273,000	267,572
Blackbird Capital Aircraft:
Series 2016-1A Class A, 4.213% 12/16/41 (b)	6,424,030	6,371,288
Series 2021-1A Class A, 2.443% 7/15/46 (b)	12,652,010	11,520,515
Blueberry Park Clo Ltd. Series 2024-1A Class A, CME Term SOFR 3 Month Index + 1.350% 1.35% 10/20/37 (b)(e)(f)(i)	15,994,000	15,999,438
Bofa Auto Trust 2024-1 Series 2024-1A Class A3, 5.35% 11/15/28 (b)	2,930,000	2,977,615
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.553% 4/15/29 (b)(e)(f)	1,765,284	1,766,400
Capital One Multi-Asset Execution Trust Series 2023-A1 Class A, 4.42% 5/15/28	1,500,000	1,499,326
Carlyle U.S. Clo 2024-2 Ltd. Series 2024-2A Class E, CME Term SOFR 3 Month Index + 6.850% 12.175% 4/25/37 (b)(e)(f)	250,000	250,686
Carlyle U.S. CLO Ltd. Series 2024-11A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7329% 7/25/37 (b)(e)(f)	16,076,000	16,076,772
Carmax Auto Owner Trust Series 2024-2 Class A3, 5.5% 1/16/29	5,618,000	5,733,194
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28	7,556,000	7,721,550
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	6,871,373	6,287,531
Class B, 5.095% 4/15/39 (b)	4,356,038	2,973,994
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	1,953,162	1,821,459
Series 2021-1A Class A, 3.474% 1/15/46 (b)	1,548,077	1,487,279
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6436% 10/20/32 (b)(e)(f)	10,997,000	10,999,012
Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.6762% 10/25/34 (b)(e)(f)	7,745,000	7,750,584
Series 2022-15A Class A, CME Term SOFR 3 Month Index + 1.320% 6.602% 4/20/35 (b)(e)(f)	16,187,000	16,185,899
Cedar Funding Xvii Clo Ltd. Series 2023-17A Class A, CME Term SOFR 3 Month Index + 1.850% 7.132% 7/20/36 (b)(e)(f)	11,696,000	11,744,457
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.5936% 4/20/34 (b)(e)(f)	11,637,000	11,634,486
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	3,434,235	3,369,688
Chase Auto Owner Trust Series 2024-1A Class A3, 5.13% 5/25/29 (b)	6,000,000	6,084,014
Chesapeake Funding II LLC:
Series 2023-2A Class A1, 6.16% 10/15/35 (b)	4,377,711	4,441,130
Series 2024-1A Class A1, 5.52% 5/15/36 (b)	6,603,975	6,668,949
Citizens Auto Receivables Trust Series 2024-2 Class A3, 5.33% 8/15/28 (b)	4,700,000	4,757,390
Columbia Cent CLO 29 Ltd./Columbia Cent CLO 29 Corp. Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.7136% 10/20/34 (b)(e)(f)	12,599,000	12,611,586
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, CME Term SOFR 3 Month Index + 1.460% 6.7436% 4/20/34 (b)(e)(f)	24,335,000	24,353,543
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 8.9627% (b)(d)(e)(f)(h)	209,686	0
Croton Pk Clo Ltd. CME Term SOFR 3 Month Index + 0.550% 0% 10/15/36 (b)(e)(f)(i)	285,000	285,000
Cyrusone Data Centers Issuer I Series 2024-3A Class A2, 4.65% 5/20/49 (b)	1,485,000	1,380,430
Daimler Trucks Retail Trust 20 Series 2023-1 Class A2, 6.03% 9/15/25	8,190,403	8,200,406
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	9,984,865	9,692,380
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (b)	557,000	530,932
Discover Card Execution Note Trust Series 2023 A1 Class A, 4.31% 3/15/28	9,200,000	9,168,339
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (b)	2,872,680	2,882,540
Class A3, 5.64% 2/22/28 (b)	3,359,000	3,421,772
DLLAD:
Series 2023-1A Class A3, 4.79% 1/20/28 (b)	3,700,000	3,708,476
Series 2024-1A Class A3, 5.3% 7/20/29 (b)	2,437,000	2,487,445
Dllmt 2024-1 LLC Series 2024-1A Class A3, 4.84% 8/21/28 (b)	6,900,000	6,917,156
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME Term SOFR 3 Month Index + 1.300% 6.582% 4/20/35 (b)(e)(f)	9,084,000	9,101,287
Dryden CLO, Ltd. Series 2024-83A Class AR, CME Term SOFR 3 Month Index + 1.530% 6.8642% 4/18/37 (b)(e)(f)	13,262,000	13,276,031
Dryden Senior Loan Fund:
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.52% 2/20/35 (b)(e)(f)	6,539,000	6,548,782
Series 2024-85A Class A1R2, CME Term SOFR 3 Month Index + 1.380% 6.6814% 7/15/37 (b)(e)(f)	12,762,000	12,781,768
Eaton Vance CLO, Ltd.:
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.713% 1/15/35 (b)(e)(f)	15,072,000	15,077,245
Series 2024-1A:
Class AR2, CME Term SOFR 3 Month Index + 1.510% 6.8399% 7/15/37 (b)(e)(f)	12,756,000	12,818,874
Class ARR, CME Term SOFR 3 Month Index + 1.390% 6.6914% 10/15/37 (b)(e)(f)	14,518,000	14,573,197
Class D2, CME Term SOFR 3 Month Index + 4.500% 9.8014% 10/15/37 (b)(e)(f)	400,000	400,058
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, CME Term SOFR 3 Month Index + 1.510% 6.813% 1/15/34 (b)(e)(f)	3,200,000	3,200,384
Elmwood CLO Ltd. Series 2021-5A Class E, CME Term SOFR 3 Month Index + 6.610% 11.8936% 1/20/35 (b)(e)(f)	419,000	421,049
Enterprise Fleet Financing Series 2024-2:
Class A2, 5.74% 12/20/26 (b)	5,400,000	5,450,260
Class A3, 5.61% 4/20/28 (b)	5,112,000	5,235,248
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	11,490,450	11,704,455
FirstKey Homes Trust:
Series 2020-SFR1 Class F2, 4.284% 8/17/37 (b)	420,000	410,182
Series 2021-SFR1 Class F1, 3.238% 8/17/38 (b)	265,000	247,778
Flatiron CLO Ltd.:
Series 2021-1A:
Class A1, CME Term SOFR 3 Month Index + 1.370% 6.6511% 7/19/34 (b)(e)(f)	8,589,000	8,602,631
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.4371% 11/16/34 (b)(e)(f)	7,984,000	7,964,288
Series 2024-1A Class A1R, 0% 10/19/37 (b)(e)	14,290,000	14,290,000
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.5084% 5/20/36 (b)(e)(f)	23,424,000	23,442,622
Ford Credit Auto Owner Trust Series 2020-2 Class A, 1.06% 4/15/33 (b)	4,700,000	4,504,863
Ford Credit Floorplan Master Owner Trust:
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	4,100,000	4,122,174
Series 2024-1 Class A1, 5.29% 4/15/29 (b)	8,000,000	8,154,682
GM Financial Automobile Leasing Trust Series 2023-2 Class A2A, 5.44% 10/20/25	1,075,219	1,075,327
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	7,011,000	7,092,173
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	3,421,000	3,439,318
Gm Financial Revolving Receiva Series 2024-1 Class A, 4.98% 12/11/36 (b)	3,287,000	3,345,807
Goldentree Loan Management U.S. CLO 18, Ltd. Series 2024-21A Class DJ, CME Term SOFR 3 Month Index + 4.250% 9.5751% 7/20/37 (b)(e)(f)	250,000	250,913
Goldentree Loan Management U.S. CLO 21, Ltd. Series 2024-21A Class E, CME Term SOFR 3 Month Index + 5.700% 11.0251% 7/20/37 (b)(e)(f)	364,000	363,137
Golub Capital Partners Clo 76 B Lt Series 2024-76A Class E, CME Term SOFR 3 Month Index + 5.750% 0% 10/25/37 (b)(e)(f)(i)	175,000	175,000
Home Partners of America Trust:
Series 2019-2 Class F, 3.866% 10/19/39 (b)	487,233	449,490
Series 2021-2 Class G, 4.505% 12/17/26 (b)	2,240,118	2,054,172
Series 2021-3 Class F, 4.242% 1/17/41 (b)	324,475	287,053
Honda Auto Receivables Series 2023-2 Class A3, 4.93% 11/15/27	7,247,000	7,268,298
Honda Auto Receivables 2023-3 Series 2023-3 Class A3, 5.41% 2/18/28	4,000,000	4,037,182
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	3,802,855	3,517,633
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	3,460,452	3,200,912
Hyundai Auto Lease Securitizat Series 2024-B Class A3, 5.41% 5/17/27 (b)	11,900,000	12,063,407
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.6736% 10/22/34 (b)(e)(f)	8,865,000	8,874,627
Invesco U.S. Clo 2023-2 Ltd. Series 2023-2A Class F, CME Term SOFR 3 Month Index + 7.580% 12.862% 4/21/36 (b)(e)(f)	250,000	244,900
Invesco U.S. Clo 2024-1 Ltd. Series 2024-1RA Class AR, CME Term SOFR 3 Month Index + 1.550% 6.8514% 4/15/37 (b)(e)(f)	12,096,000	12,142,884
Invesco U.S. CLO Ltd. Series 2024-3A Class A, CME Term SOFR 3 Month Index + 1.510% 6.8292% 7/20/37 (b)(e)(f)	10,479,000	10,562,780
KKR CLO Ltd. Series 2022-41A Class A1, CME Term SOFR 3 Month Index + 1.330% 6.6314% 4/15/35 (b)(e)(f)	21,121,000	21,131,455
Madison Park Funding Series 2024-19A Class AR3, CME Term SOFR 3 Month Index + 1.600% 6.882% 1/22/37 (b)(e)(f)	6,847,000	6,886,233
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.6811% 4/19/34 (b)(e)(f)	16,420,000	16,424,696
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6436% 1/22/35 (b)(e)(f)	17,793,000	17,800,331
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.683% 7/15/34 (b)(e)(f)	8,675,000	8,674,922
Madison Pk Funding Lxvii Ltd. / Mad Series 2024-67A Class A1, CME Term SOFR 3 Month Index + 1.510% 6.8002% 4/25/37 (b)(e)(f)	15,620,000	15,635,105
Magnetite CLO LTD Series 2023-36A Class A, CME Term SOFR 3 Month Index + 1.800% 7.082% 4/22/36 (b)(e)(f)	7,863,000	7,903,384
Magnetite CLO Ltd. Series 2021-27A Class AR, CME Term SOFR 3 Month Index + 1.400% 6.6836% 10/20/34 (b)(e)(f)	2,957,000	2,961,545
Magnetite IX, Ltd. / Magnetite IX LLC Series 2021-30A Class A, CME Term SOFR 3 Month Index + 1.390% 6.6762% 10/25/34 (b)(e)(f)	15,155,000	15,179,536
Magnetite XXI Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.5636% 4/20/34 (b)(e)(f)	11,245,000	11,259,382
Magnetite XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.6762% 1/25/35 (b)(e)(f)	10,754,000	10,770,722
Magnetite Xxix Ltd. Series 2024-29A Class ER, CME Term SOFR 3 Month Index + 6.000% 11.2417% 7/15/37 (b)(e)(f)	200,000	200,031
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2024-29A Class AR, CME Term SOFR 3 Month Index + 1.350% 6.5917% 7/15/37 (b)(e)(f)	14,497,000	14,498,174
Mercedes-Benz Auto Lease Trust Series 2024-A Class A3, 5.32% 1/18/28	4,300,000	4,377,285
Merchants Fleet Funding LLC:
Series 2023-1A Class A, 7.21% 5/20/36 (b)	6,349,657	6,424,160
Series 2024-1A Class A, 5.82% 4/20/37 (b)	7,798,000	7,897,979
Midocean Credit Clo Xii Ltd. Series 2024-12A Class ER, CME Term SOFR 3 Month Index + 6.650% 11.9292% 4/18/36 (b)(e)(f)	250,000	251,742
Midocean Credit Clo Xv Ltd. Series 2024-15A Class E, CME Term SOFR 3 Month Index + 6.250% 11.5923% 7/21/37 (b)(e)(f)	250,000	249,400
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6136% 10/20/30 (b)(e)(f)	11,403,554	11,420,807
Neuberger Berman Loan Advisers:
Series 2024-25A Class AR2, CME Term SOFR 3 Month Index + 1.400% 6.723% 7/18/38 (b)(e)(f)	12,152,000	12,164,432
Series 2024-2A Class E, CME Term SOFR 3 Month Index + 7.500% 12.8235% 4/20/38 (b)(e)(f)	346,000	348,344
Nissan Master Owner Trust Receiva Series 2024-B Class A, 5.05% 2/15/29 (b)	2,900,000	2,936,156
Oak Hill Credit Partners:
Series 2024-13A Class AR, CME Term SOFR 3 Month Index + 1.350% 6.632% 7/20/37 (b)(e)(f)	20,095,000	20,101,812
Series 2024-18A:
Class A1, 6.7917% 4/20/37 (b)(e)	17,577,000	17,627,534
Class A2, CME Term SOFR 3 Month Index + 1.650% 6.9417% 4/20/37 (b)(e)(f)	932,000	935,954
Ocp Clo 2017-14 Ltd. Series 2024-14A Class ER, CME Term SOFR 3 Month Index + 6.550% 11.2908% 7/20/37 (b)(e)(f)	400,000	398,360
OCP CLO Ltd.:
Series 2021-21A Class E, CME Term SOFR 3 Month Index + 6.540% 11.8236% 7/20/34 (b)(e)(f)	250,000	249,841
Series 2024-11A Class ER2, CME Term SOFR 3 Month Index + 6.820% 12.0992% 4/26/36 (b)(e)(f)	262,000	262,691
Orchard Park Clo Ltd. Series 2024-1A Class E, CME Term SOFR 3 Month Index + 5.600% 0% 10/20/37 (b)(e)(f)(i)	177,000	177,000
Palmer Square Clo 2024-2 Ltd. Series 2024-2A Class E, CME Term SOFR 3 Month Index + 5.700% 10.9939% 7/20/37 (b)(e)(f)	500,000	499,990
Palmer Square Ln Funding 2024-3 Series 2024-3A Class D, CME Term SOFR 3 Month Index + 5.400% 10.7366% 8/8/32 (b)(e)(f)	505,000	492,490
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6374% 1/25/36 (e)(f)	58,673	58,053
Peace Park CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.6736% 10/20/34 (b)(e)(f)	12,426,000	12,432,561
PK ALIFT Loan Funding 3 LP Series 2024-1 Class A1, 5.842% 9/15/39 (b)	2,861,000	2,915,781
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	9,342,765	8,704,944
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	10,316,535	9,867,284
Class A2II, 4.008% 12/5/51 (b)	9,218,803	8,489,734
Progress Residential:
Series 2022-SFR3 Class F, 6.6% 4/17/39 (b)	800,000	785,574
Series 2022-SFR4 Class E1, 6.121% 5/17/41 (b)	797,000	803,899
Series 2022-SFR5:
Class E1, 6.618% 6/17/39 (b)	519,000	523,999
Class E2, 6.863% 6/17/39 (b)	870,000	876,041
Progress Residential Trust:
Series 2021-SFR2 Class H, 4.998% 4/19/38 (b)	401,000	380,735
Series 2021-SFR6:
Class F, 3.422% 7/17/38 (b)	315,000	295,585
Class G, 4.003% 7/17/38 (b)	168,000	155,738
Series 2021-SFR8:
Class F, 3.181% 10/17/38 (b)	203,000	188,886
Class G, 4.005% 10/17/38 (b)	1,347,000	1,242,141
Series 2022-SFR2 Class E2, 4.8% 4/17/27 (b)	688,000	656,695
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	7,072,068	6,506,444
Prpm 2023-Rcf2 LLC Series 2023-RCF2 Class A1, 4% 11/25/53 (b)	3,959,079	3,867,605
Retained Vantage Data Ctrs Iss Series 2023-2A Class A2, 5.05% 9/15/48 (b)	945,000	912,301
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.6636% 4/20/34 (b)(e)(f)	15,987,000	16,001,101
Rr 31 Ltd. Series 2024-31A Class D, CME Term SOFR 3 Month Index + 6.000% 6% 10/15/39 (b)(e)(f)(i)	150,000	150,000
RR Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.6414% 1/15/37 (b)(e)(f)	17,526,000	17,533,343
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	7,691,956	7,059,754
Class B, 4.335% 3/15/40 (b)	844,934	667,707
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	12,474,000	12,346,900
1.884% 7/15/50 (b)	4,985,000	4,770,667
2.328% 7/15/52 (b)	3,812,000	3,492,823
Sbna Auto Lease Trust Series 2024-B Class A3, 5.56% 11/22/27 (b)	7,688,000	7,798,972
Sfs Auto Receivables Securitiz Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	2,614,856	2,619,701
Sfs Auto Receivables Securitization Trust Series 2024-2A Class A3, 5.33% 11/20/29 (b)	4,379,000	4,462,188
Starwood Mortgage Residential Trust Series 2022-SFR3 Class F, CME Term SOFR 1 Month Index + 4.500% 9.8369% 5/17/39 (b)(e)(f)	1,616,000	1,590,435
Subway Funding LLC Issuer Series 2024-1A:
Class A23, 6.505% 7/30/54 (b)	10,977,000	11,469,889
Class A2I, 6.028% 7/30/54 (b)	21,054,000	21,601,476
Class A2II, 6.268% 7/30/54 (b)	12,516,000	12,974,857
Switch Abs Issuer LLC Series 2024-2A Class C, 10.033% 6/25/54 (b)	1,205,000	1,230,839
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.603% 4/23/35 (b)(e)(f)	18,277,000	18,243,169
Symphony Clo 43 Ltd. Series 2024-43A Class A1, CME Term SOFR 3 Month Index + 1.520% 6.8465% 4/15/37 (b)(e)(f)	10,786,000	10,833,739
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.623% 7/15/32 (b)(e)(f)	1,661,000	1,662,553
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6236% 4/20/33 (b)(e)(f)	25,036,342	25,061,378
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, CME Term SOFR 3 Month Index + 4.760% 10.0037% (b)(d)(e)(f)(h)	476,385	0
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2524% 9/25/34 (e)(f)	6,918	7,027
Tesla Series 2024-A Class A2A, 5.37% 6/22/26 (b)	3,354,106	3,355,657
Tesla Auto Lease Trust 2023-B Series 2023-B:
Class A2, 6.02% 9/22/25 (b)	9,074,940	9,088,843
Class A3, 6.13% 9/21/26 (b)	9,400,000	9,483,006
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	8,091,000	8,118,886
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(e)	7,316,048	6,730,997
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	10,525,181	9,472,663
Toyota Lease Owner Trust:
Series 2023 A Class A3, 4.93% 4/20/26 (b)	8,086,000	8,075,272
Series 2024-A Class A3, 5.25% 4/20/27 (b)	6,500,000	6,561,316
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.1359% 4/6/42 (b)(e)(f)	934,000	659,219
Tricon American Homes:
Series 2019-SFR1 Class F, 3.745% 3/17/38 (b)	525,000	508,360
Series 2020-SFR1 Class F, 4.882% 7/17/38 (b)	151,000	147,652
Tricon Residential Series 2022-SFR1:
Class E1, 5.344% 4/17/39 (b)	1,081,000	1,067,167
Class E2, 5.739% 4/17/39 (b)	1,344,000	1,331,538
Tricon Residential 2023-Sfr1 T Series 2023-SFR1 Class E, 7.977% 7/17/40 (b)	270,000	277,485
Tricon Residential Trust Series 2021-SFR1 Class G, 4.133% 7/17/38 (b)	168,000	155,989
Usaa Auto Owner Trust 2024-A Series 2024-A Class A3, 5.03% 3/15/29 (b)	6,000,000	6,069,202
VB-S1 Issuer LLC Series 2024-1A:
Class D, 6.644% 5/15/54 (b)	1,100,000	1,133,431
Class F, 8.871% 5/15/54 (b)	1,418,000	1,469,516
Volkswagen Auto Lease Trust 2024- Series 2024-A Class A3, 5.21% 6/21/27	6,100,000	6,180,003
Voya Clo 2023-1 Ltd. Series 2023-1A Class A1, CME Term SOFR 3 Month Index + 1.800% 7.082% 1/20/37 (b)(e)(f)	14,644,000	14,788,756
Voya Clo Ltd. Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.520% 6.8461% 4/15/37 (b)(e)(f)	10,244,000	10,247,842
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7011% 7/19/34 (b)(e)(f)	4,156,000	4,156,860
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.6936% 10/20/34 (b)(e)(f)	16,805,000	16,805,924
Wheels Fleet Lease Funding 1 L:
Series 2023-2A Class A, 6.46% 8/18/38 (b)	14,209,753	14,307,156
Series 2024-1A Class A1, 5.49% 2/18/39 (b)	7,400,000	7,473,836
Series 2024-2A Class A1, 4.87% 6/21/39 (b)	9,000,000	9,038,271
Willis Engine Structured Trust Vi Series 2023-A Class A, 8% 10/15/48 (b)	6,797,999	7,222,150
World Omni Auto Receivables Trust:
Series 2023 B Class A3, 4.66% 5/15/28	8,561,000	8,553,471
Series 2023-C Class A3, 5.15% 11/15/28	4,203,000	4,231,582
TOTAL ASSET-BACKED SECURITIES (Cost $1,604,463,744)		1,599,580,792

Collateralized Mortgage Obligations - 2.1%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.3%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (b)	3,903,363	3,408,683
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(e)	893,890	884,836
Cfmt 2024-Hb15 LLC sequential payer Series 2024-HB15 Class A, 4% 8/25/34 (b)(e)	3,339,000	3,275,225
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (b)(e)	3,923,847	3,752,470
CSMC:
floater Series 2015-1R Class 6A1, CME Term SOFR 1 Month Index + 0.390% 4.181% 5/27/37 (b)(e)(f)	252,098	248,600
Series 2014-3R Class 2A1, CME Term SOFR 1 Month Index + 0.810% 0% 5/27/37 (b)(e)(f)(h)	87,210	9
Gs Mtg-Backed Securities Trust 2024-Rpl Series 2024-RPL2 Class A1, 3.75% 7/25/61 (b)	2,576,708	2,495,715
MFA Trust sequential payer Series 2022-RPL1 Class A1, 3.3% 8/25/61 (b)	13,543,528	12,713,187
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 4.6696% 8/25/61 (b)	2,114,922	2,055,164
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	1,847,817	1,701,949
Nymt Loan Trust 2024-Cp1 sequential payer Series 2024-CP1 Class A1, 3.75% 2/25/68 (b)	3,120,114	2,930,080
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	1,197,819	1,166,790
Ocwen Loan Invest Trust Series 2024-HB1 Class A, 3% 2/25/37 (b)	994,628	965,178
Pret 2024-Rpl1 Trust sequential payer Series 2024-RPL1 Class A1, 3.9% 10/25/63 (b)	5,448,180	5,189,544
Prmi Securitization Trust 2024-Cm floater Series 2024-CMG1 Class A1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.300% 6.8012% 7/25/54 (b)(e)(f)	5,116,457	5,100,644
Prpm 2024-Rpl2 LLC Series 2024-RPL2 Class A1, 3.5% 5/25/54 (b)(e)	6,234,780	6,008,676
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)	1,361,150	1,293,551
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, CME Term SOFR 6 Month Index + 1.300% 6.5772% 7/20/34 (e)(f)	1,314	1,214
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, CME Term SOFR 1 Month Index + 0.750% 6.0324% 9/25/43 (e)(f)	591,533	562,936
Towd Point Mortgage Trust sequential payer Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	10,224,445	9,685,913
TOTAL PRIVATE SPONSOR		63,440,364
U.S. Government Agency - 1.8%
Fannie Mae:
floater:
Series 2002-18 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.2633% 2/25/32 (e)(f)	1,999	2,005
Series 2002-39 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4677% 3/18/32 (e)(f)	3,650	3,680
Series 2002-60 Class FV, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4633% 4/25/32 (e)(f)	3,916	3,949
Series 2002-63 Class FN, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4633% 10/25/32 (e)(f)	4,853	4,893
Series 2002-7 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.860% 6.2133% 1/25/32 (e)(f)	1,839	1,840
Series 2003-118 Class S, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6367% 12/25/33 (e)(n)(o)	73,882	11,077
Series 2006-104 Class GI, 6.560% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2167% 11/25/36 (e)(n)(o)	54,463	5,786
planned amortization class:
Series 1999-17 Class PG, 6% 4/25/29	15,360	15,624
Series 1999-32 Class PL, 6% 7/25/29	21,630	22,005
Series 1999-33 Class PK, 6% 7/25/29	15,731	15,991
Series 2001-52 Class YZ, 6.5% 10/25/31	2,839	2,932
Series 2005-102 Class CO 11/25/35 (p)	10,876	9,366
Series 2005-73 Class SA, 17.500% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.3454% 8/25/35 (e)(f)(o)	2,172	2,267
Series 2005-81 Class PC, 5.5% 9/25/35	36,650	37,677
Series 2006-12 Class BO 10/25/35 (p)	48,749	43,046
Series 2006-15 Class OP 3/25/36 (p)	73,003	62,026
Series 2006-37 Class OW 5/25/36 (p)	7,412	6,036
Series 2006-45 Class OP 6/25/36 (p)	22,608	18,763
Series 2006-62 Class KP 4/25/36 (p)	35,464	29,612
Series 2012-134 Class MX, 3.5% 5/25/42	321,254	313,207
Series 2012-149:
Class DA, 1.75% 1/25/43	628,533	582,981
Class GA, 1.75% 6/25/42	756,794	700,475
Series 2017-22 Class ED, 3.5% 6/25/44	269,326	265,323
Series 2021-45 Class DA, 3% 7/25/51	3,013,037	2,717,802
Series 2021-69 Class JK, 1.5% 10/25/51	1,751,396	1,479,353
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	2,520	2,584
Series 1999-25 Class Z, 6% 6/25/29	17,210	17,306
Series 2001-20 Class Z, 6% 5/25/31	20,532	20,968
Series 2001-31 Class ZC, 6.5% 7/25/31	9,123	9,259
Series 2002-16 Class ZD, 6.5% 4/25/32	9,452	9,779
Series 2002-74 Class SV, 7.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.0867% 11/25/32 (e)(n)(o)	8,933	224
Series 2012-67 Class AI, 4.5% 7/25/27 (n)	10,006	130
Series 2016-104 Class B, 4% 12/25/44	600,351	589,090
Series 2016-99 Class KA, 4% 11/25/42	729,615	718,359
Series 2020-43 Class MA, 2% 1/25/45	4,298,251	3,968,533
Series 2020-49 Class JA, 2% 8/25/44	1,485,770	1,379,504
Series 2020-51 Class BA, 2% 6/25/46	4,777,547	4,224,810
Series 2020-80 Class BA, 1.5% 3/25/45	3,662,880	3,225,390
Series 2021-85 Class L, 2.5% 8/25/48	1,705,861	1,519,963
Series 2021-95:
Class 0, 2.5% 9/25/48	5,210,252	4,653,845
Class BA, 2.5% 6/25/49	7,922,348	7,040,091
Series 2021-96 Class HA, 2.5% 2/25/50	2,747,252	2,444,808
Series 2022-1 Class KA, 3% 5/25/48	1,679,248	1,561,400
Series 2022-11 Class B, 3% 6/25/49	2,150,641	2,010,592
Series 2022-13:
Class HA, 3% 8/25/46	1,754,222	1,656,016
Class JA, 3% 5/25/48	3,175,112	2,977,517
Series 2022-15 Class GC, 3% 1/25/47	2,612,366	2,455,777
Series 2022-17 Class BH, 3% 5/25/47	2,853,386	2,708,391
Series 2022-25 Class AB, 4% 9/25/47	2,810,204	2,756,937
Series 2022-3:
Class D, 2% 2/25/48	7,666,674	6,896,309
Class N, 2% 10/25/47	19,667,734	17,610,308
Series 2022-30 Class E, 4.5% 7/25/48	4,339,161	4,285,119
Series 2022-35 Class CK, 4% 3/25/47	6,168,832	5,959,747
Series 2022-4 Class B, 2.5% 5/25/49	1,997,177	1,784,795
Series 2022-49 Class TC, 4% 12/25/48	1,387,509	1,345,011
Series 2022-5:
Class 0, 2.5% 6/25/48	2,134,051	1,937,613
Class DA, 2.25% 11/25/47	6,224,001	5,618,741
Series 2022-69 Class AB, 4.5% 1/25/44	5,260,207	5,175,574
Series 2022-7:
Class A, 3% 5/25/48	2,391,798	2,224,056
Class E, 2.5% 11/25/47	7,606,297	6,948,298
Series 2022-9 Class BA, 3% 5/25/48	2,404,408	2,235,924
Series 06-116 Class SG, 6.520% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1767% 12/25/36 (e)(n)(o)	36,771	3,940
Series 07-40 Class SE, 6.320% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9767% 5/25/37 (e)(n)(o)	18,027	2,144
Series 2003-21 Class SK, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6367% 3/25/33 (e)(n)(o)	3,889	425
Series 2005-72 Class ZC, 5.5% 8/25/35	296,599	301,335
Series 2005-79 Class ZC, 5.9% 9/25/35	237,702	242,387
Series 2007-57 Class SA, 40.600% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.8401% 6/25/37 (e)(f)(o)	15,092	19,055
Series 2007-66:
Class SA, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 6.8201% 7/25/37 (e)(f)(o)	22,861	29,135
Class SB, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 6.8201% 7/25/37 (e)(f)(o)	5,206	5,865
Series 2010-135 Class ZA, 4.5% 12/25/40	534,271	541,828
Series 2010-150 Class ZC, 4.75% 1/25/41	880,453	883,342
Series 2010-95 Class ZC, 5% 9/25/40	1,832,307	1,855,972
Series 2011-39 Class ZA, 6% 11/25/32	85,255	88,629
Series 2011-4 Class PZ, 5% 2/25/41	317,007	311,671
Series 2011-67 Class AI, 4% 7/25/26 (n)	2,552	37
Series 2012-100 Class WI, 3% 9/25/27 (n)	226,572	6,601
Series 2012-9 Class SH, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0867% 6/25/41 (e)(n)(o)	8,124	36
Series 2013-133 Class IB, 3% 4/25/32 (n)	48,804	564
Series 2013-134 Class SA, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.5867% 1/25/44 (e)(n)(o)	123,794	13,902
Series 2013-51 Class GI, 3% 10/25/32 (n)	387,865	18,105
Series 2013-N1 Class A, 6.600% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2567% 6/25/35 (e)(n)(o)	94,896	7,644
Series 2015-42 Class IL, 6% 6/25/45 (n)	665,130	106,272
Series 2015-70 Class JC, 3% 10/25/45	604,503	576,514
Series 2017-30 Class AI, 5.5% 5/25/47 (n)	399,941	64,422
Series 2020-39 Class MG, 1.5% 6/25/40	8,702,835	7,353,952
Series 2020-45:
Class JC, 1.5% 7/25/40	8,876,878	7,500,967
Class JL, 3% 7/25/40	154,646	142,199
Series 2020-59 Class MC, 1.5% 8/25/40	9,759,791	8,242,907
Series 2021-59 Class H, 2% 6/25/48	1,792,589	1,490,131
Series 2021-66:
Class DA, 2% 1/25/48	1,921,561	1,604,751
Class DM, 2% 1/25/48	2,042,069	1,705,391
Series 2022-28 Class A, 2.5% 2/25/52	6,470,436	6,108,645
Series 2023-13 Class CK, 1.5% 11/25/50	10,935,816	8,851,727
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (n)	18,542	2,795
Series 343 Class 16, 5.5% 5/25/34 (n)	17,301	2,630
Series 348 Class 14, 6.5% 8/25/34 (e)(n)	11,252	2,068
Series 351:
Class 12, 5.5% 4/25/34 (e)(n)	6,944	1,100
Class 13, 6% 3/25/34 (n)	10,760	1,868
Series 359 Class 19, 6% 7/25/35 (e)(n)	6,222	1,131
Series 384 Class 6, 5% 7/25/37 (n)	72,054	11,854
Freddie Mac:
floater:
Series 2412 Class FK, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.268% 1/15/32 (e)(f)	1,450	1,454
Series 2423 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.368% 3/15/32 (e)(f)	2,103	2,114
Series 2424 Class FM, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.468% 3/15/32 (e)(f)	1,966	1,979
Series 2432:
Class FE, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.368% 6/15/31 (e)(f)	3,369	3,380
Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.368% 3/15/32 (e)(f)	1,216	1,220
planned amortization class:
Series 2017-4744 Class JA, 3% 9/15/47	634,612	587,065
Series 2021-5141 Class JM, 1.5% 4/25/51	1,293,627	1,096,813
Series 2021-5148:
Class AD, 1.5% 10/25/51	1,739,365	1,472,682
Class PC, 1.5% 10/25/51	1,719,094	1,441,388
Series 2022-5214 Class CG, 3.5% 4/25/52	2,395,169	2,287,885
Series 2022-5220 Class PK, 3.5% 1/25/51	3,283,264	3,117,765
Series 2095 Class PE, 6% 11/15/28	20,440	20,798
Series 2101 Class PD, 6% 11/15/28	1,928	1,965
Series 2121 Class MG, 6% 2/15/29	8,823	8,985
Series 2131 Class BG, 6% 3/15/29	62,231	63,418
Series 2137 Class PG, 6% 3/15/29	10,369	10,559
Series 2154 Class PT, 6% 5/15/29	16,096	16,398
Series 2162 Class PH, 6% 6/15/29	3,088	3,143
Series 2520 Class BE, 6% 11/15/32	36,074	37,286
Series 2693 Class MD, 5.5% 10/15/33	341,765	346,654
Series 2802 Class OB, 6% 5/15/34	21,836	22,387
Series 3002 Class NE, 5% 7/15/35	84,849	86,393
Series 3110 Class OP 9/15/35 (p)	11,118	10,670
Series 3119 Class PO 2/15/36 (p)	85,413	69,845
Series 3121 Class KO 3/15/36 (p)	13,092	11,283
Series 3123 Class LO 3/15/36 (p)	47,009	38,794
Series 3145 Class GO 4/15/36 (p)	51,125	42,536
Series 3189 Class PD, 6% 7/15/36	77,623	81,352
Series 3225 Class EO 10/15/36 (p)	25,866	21,220
Series 3258 Class PM, 5.5% 12/15/36	26,790	27,533
Series 3415 Class PC, 5% 12/15/37	35,709	36,058
Series 3832 Class PE, 5% 3/15/41	346,849	353,283
Series 4135 Class AB, 1.75% 6/15/42	582,916	542,682
sequential payer:
Series 2014-4422 Class LA, 4.5% 3/15/43	44,616	44,456
Series 2015-4516 Class A, 4% 8/15/41	253,472	251,221
Series 2020-4993 Class LA, 2% 8/25/44	4,080,279	3,790,513
Series 2020-5018:
Class LC, 3% 10/25/40	1,043,522	961,572
Class LY, 3% 10/25/40	792,677	730,234
Series 2020-5058 Class BE, 3% 11/25/50	3,762,218	3,335,350
Series 2020-5066 Class A, 1.5% 11/25/44	1,206,513	1,063,472
Series 2021-5115 Class A, 2% 3/25/40	4,212,842	3,765,854
Series 2021-5139 Class JC, 2% 8/25/40	4,028,481	3,560,788
Series 2021-5147 Class WN, 2% 1/25/40	4,331,149	3,836,440
Series 2021-5169 Class TP, 2.5% 6/25/49	1,600,042	1,420,283
Series 2021-5175 Class CB, 2.5% 4/25/50	9,930,852	8,819,221
Series 2021-5178:
Class CT, 2% 11/25/40	4,396,984	3,871,143
Class TP, 2.5% 4/25/49	3,813,665	3,395,373
Series 2021-5180 Class KA, 2.5% 10/25/47	1,982,114	1,803,915
Series 2022-5189:
Class DA, 2.5% 5/25/49	1,302,822	1,161,640
Class TP, 2.5% 5/25/49	2,653,335	2,368,690
Series 2022-5190:
Class BA, 2.5% 11/25/47	1,242,901	1,130,051
Class CA, 2.5% 5/25/49	2,218,238	1,980,056
Series 2022-5191 Class CA, 2.5% 4/25/50	2,326,780	2,053,209
Series 2022-5197:
Class A, 2.5% 6/25/49	2,218,244	1,980,056
Class DA, 2.5% 11/25/47	943,481	858,801
Series 2022-5198 Class BA, 2.5% 11/25/47	4,141,114	3,786,743
Series 2022-5200:
Class C, 3% 5/25/48	5,403,278	5,086,361
Class LA, 3% 10/25/48	4,587,911	4,260,704
Series 2022-5202:
Class AG, 3% 1/25/49	1,234,004	1,143,347
Class BC, 3% 5/25/48	5,204,739	4,840,063
Class LB, 2.5% 10/25/47	1,011,260	921,198
Class UA, 3% 4/25/50	1,901,603	1,752,813
Series 2022-5210 Class TA, 3.5% 11/25/46	1,702,822	1,618,060
Series 2135 Class JE, 6% 3/15/29	3,364	3,442
Series 2274 Class ZM, 6.5% 1/15/31	6,113	6,192
Series 2281 Class ZB, 6% 3/15/30	10,949	11,191
Series 2303 Class ZV, 6% 4/15/31	5,753	5,906
Series 2357 Class ZB, 6.5% 9/15/31	55,045	56,587
Series 2502 Class ZC, 6% 9/15/32	14,007	14,475
Series 2519 Class ZD, 5.5% 11/15/32	19,468	19,942
Series 2998 Class LY, 5.5% 7/15/25	1,007	1,005
Series 06-3115 Class SM, 6.480% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.132% 2/15/36 (e)(n)(o)	25,281	2,485
Series 2013-4281 Class AI, 4% 12/15/28 (n)	2,176	15
Series 2017-4683 Class LM, 3% 5/15/47	911,097	874,588
Series 2020-5000 Class BA, 2% 4/25/45	4,873,899	4,471,675
Series 2020-5041:
Class LA, 1.5% 11/25/40	10,118,102	8,526,839
Class LB, 3% 11/25/40	1,775,886	1,637,604
Series 2020-5046 Class PT, 1.5% 11/25/40	7,686,308	6,476,666
Series 2021-5083 Class VA, 1% 8/15/38	4,069,627	3,845,226
Series 2021-5182 Class A, 2.5% 10/25/48	13,036,710	11,630,746
Series 2022-5210 Class AB, 3% 1/25/42	2,871,774	2,689,966
Series 2022-5213 Class AH, 2.25% 4/25/37	4,310,465	4,025,695
Series 2022-5236 Class P, 5% 4/25/48	2,064,867	2,076,501
Series 2022-5266 Class CD, 4.5% 10/25/44	4,673,728	4,649,159
Series 2933 Class ZM, 5.75% 2/15/35	474,406	491,778
Series 2947 Class XZ, 6% 3/15/35	156,608	163,128
Series 2996 Class ZD, 5.5% 6/15/35	320,634	329,641
Series 3237 Class C, 5.5% 11/15/36	398,218	408,383
Series 3244 Class SG, 6.540% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.192% 11/15/36 (e)(n)(o)	111,344	10,401
Series 3336 Class LI, 6.460% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.112% 6/15/37 (e)(n)(o)	71,500	8,631
Series 3949 Class MK, 4.5% 10/15/34	57,934	57,781
Series 4055 Class BI, 3.5% 5/15/31 (n)	14,470	32
Series 4149 Class IO, 3% 1/15/33 (n)	218,225	15,592
Series 4314 Class AI, 5% 3/15/34 (n)	4,455	58
Series 4427 Class LI, 3.5% 2/15/34 (n)	290,085	12,885
Series 4471 Class PA 4% 12/15/40	200,223	197,800
target amortization class:
Series 2007-3366 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.718% 5/15/37 (e)(f)	90,250	87,948
Series 2156 Class TC, 6.25% 5/15/29	2,851	2,850
Freddie Mac Manufactured Housing participation certificates guaranteed sequential payer:
Series 2043 Class ZH, 6% 4/15/28	5,688	5,779
Series 2056 Class Z, 6% 5/15/28	16,425	16,722
Freddie Mac Multi-family Structured pass-thru certificates:
planned amortization class Series 2021-5165 Class PC, 1.5% 11/25/51	2,199,803	1,866,024
sequential payer:
Series 2021-5159:
Class EA, 2.5% 8/25/48	1,578,284	1,406,908
Class GC, 2% 11/25/47	1,586,849	1,414,269
Series 2021-5164 Class M, 2.5% 7/25/48	1,608,653	1,434,612
Series 4386 Class AZ, 4.5% 11/15/40	887,475	872,654
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.570% - CME Term SOFR 1 Month Index 1.2369% 6/16/37 (e)(n)(o)	46,631	5,050
Series 2010-H03 Class FA, CME Term SOFR 1 Month Index + 0.660% 6.0116% 3/20/60 (e)(f)(q)	241,619	241,277
Series 2010-H17 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.7916% 7/20/60 (e)(f)(q)	67,982	67,739
Series 2010-H18 Class AF, CME Term SOFR 1 Month Index + 0.410% 5.7464% 9/20/60 (e)(f)(q)	58,659	58,331
Series 2010-H19 Class FG, CME Term SOFR 1 Month Index + 0.410% 5.7464% 8/20/60 (e)(f)(q)	55,137	54,884
Series 2010-H27 Class FA, CME Term SOFR 1 Month Index + 0.380% 5.8264% 12/20/60 (e)(f)(q)	145,958	145,420
Series 2011-H05 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9464% 12/20/60 (e)(f)(q)	101,756	101,552
Series 2011-H07 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9464% 2/20/61 (e)(f)(q)	103,096	102,848
Series 2011-H12 Class FA, CME Term SOFR 1 Month Index + 0.600% 5.9364% 2/20/61 (e)(f)(q)	128,955	128,590
Series 2011-H13 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9464% 4/20/61 (e)(f)(q)	122,006	121,786
Series 2011-H14:
Class FB, CME Term SOFR 1 Month Index + 0.610% 5.9464% 5/20/61 (e)(f)(q)	114,423	114,136
Class FC, CME Term SOFR 1 Month Index + 0.610% 5.9464% 5/20/61 (e)(f)(q)	124,865	124,646
Series 2011-H17 Class FA, CME Term SOFR 1 Month Index + 0.640% 5.9764% 6/20/61 (e)(f)(q)	134,769	134,580
Series 2011-H21 Class FA, CME Term SOFR 1 Month Index + 0.710% 6.0464% 10/20/61 (e)(f)(q)	231,348	231,170
Series 2012-H01 Class FA, CME Term SOFR 1 Month Index + 0.810% 6.1464% 11/20/61 (e)(f)(q)	162,008	162,117
Series 2012-H03 Class FA, CME Term SOFR 1 Month Index + 0.810% 6.1464% 1/20/62 (e)(f)(q)	75,377	75,424
Series 2012-H06 Class FA, CME Term SOFR 1 Month Index + 0.740% 6.0764% 1/20/62 (e)(f)(q)	150,786	150,716
Series 2012-H07 Class FA, CME Term SOFR 1 Month Index + 0.740% 6.0764% 3/20/62 (e)(f)(q)	75,633	75,499
Series 2012-H21 Class DF, CME Term SOFR 1 Month Index + 0.760% 6.0964% 5/20/61 (e)(f)(q)	6,391	6,372
Series 2012-H23 Class WA, CME Term SOFR 1 Month Index + 0.630% 5.9664% 10/20/62 (e)(f)(q)	77,749	77,612
Series 2013-H07 Class BA, CME Term SOFR 1 Month Index + 0.360% 5.8064% 3/20/63 (e)(f)(q)	126,892	126,382
Series 2014-H03 Class FA, CME Term SOFR 1 Month Index + 0.710% 6.0464% 1/20/64 (e)(f)(q)	76,124	76,063
Series 2014-H05 Class FB, CME Term SOFR 1 Month Index + 0.710% 6.0464% 12/20/63 (e)(f)(q)	116,884	116,747
Series 2014-H11 Class BA, CME Term SOFR 1 Month Index + 0.610% 5.9464% 6/20/64 (e)(f)(q)	473,223	472,273
Series 2014-H20 Class BF, CME Term SOFR 1 Month Index + 0.610% 5.9464% 9/20/64 (e)(f)(q)	1,702,534	1,698,684
Series 2016-H20 Class FM, CME Term SOFR 1 Month Index + 0.510% 5.8464% 12/20/62 (e)(f)(q)	15,129	14,967
Series 2019-11 Class F, CME Term SOFR 1 Month Index + 0.510% 5.8502% 1/20/49 (e)(f)	1,796,137	1,778,398
Series 2019-128 Class FH, CME Term SOFR 1 Month Index + 0.610% 5.9502% 10/20/49 (e)(f)	603,909	591,939
Series 2019-23 Class NF, CME Term SOFR 1 Month Index + 0.560% 5.9002% 2/20/49 (e)(f)	1,163,144	1,145,319
planned amortization class:
Series 2011-136 Class WI, 4.5% 5/20/40 (n)	13,036	697
Series 2016-69 Class WA, 3% 2/20/46	612,195	573,925
Series 2017-134 Class BA, 2.5% 11/20/46	849,329	782,415
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	126,376	125,753
Series 2010-160 Class DY, 4% 12/20/40	1,395,429	1,370,576
Series 2010-170 Class B, 4% 12/20/40	308,533	302,725
Series 2017-139 Class BA, 3% 9/20/47	2,870,476	2,620,369
Series 2004-32 Class GS, 6.380% - CME Term SOFR 1 Month Index 1.0469% 5/16/34 (e)(n)(o)	26,175	1,891
Series 2004-73 Class AL, 7.080% - CME Term SOFR 1 Month Index 1.7469% 8/17/34 (e)(n)(o)	25,334	2,345
Series 2010-116 Class QB, 4% 9/16/40	3,052,911	2,947,755
Series 2010-H10 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.7916% 5/20/60 (e)(f)(q)	163,322	162,773
Series 2011-94 Class SA, 5.980% - CME Term SOFR 1 Month Index 0.6498% 7/20/41 (e)(n)(o)	119,246	12,157
Series 2013-149 Class MA, 2.5% 5/20/40	753,919	734,635
Series 2014-2 Class BA, 3% 1/20/44	1,723,058	1,601,309
Series 2014-21 Class HA, 3% 2/20/44	640,366	599,539
Series 2014-25 Class HC, 3% 2/20/44	1,093,817	1,013,769
Series 2014-5 Class A, 3% 1/20/44	887,081	824,200
Series 2015-H13 Class HA, 2.5% 8/20/64 (q)	6,086	5,864
Series 2017-186 Class HK, 3% 11/16/45	1,573,806	1,466,727
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.45% 8/20/66 (e)(f)(q)	659,423	656,302
Prpm 2024-Rcf4 LLC Series 2024-RCF4 Class A1, 4% 7/25/54 (b)	4,333,019	4,210,156
TOTAL U.S. GOVERNMENT AGENCY		337,939,223
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $393,992,186)		401,379,587

Commercial Mortgage Securities - 5.8%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2021-JACX Class E, CME Term SOFR 1 Month Index + 3.860% 9.2015% 9/15/38 (b)(e)(f)	627,000	481,754
Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.487% 1/15/39 (b)(e)(f)	9,488,000	9,353,195
Class B, CME Term SOFR 1 Month Index + 1.550% 6.887% 1/15/39 (b)(e)(f)	1,792,000	1,758,789
Class C, CME Term SOFR 1 Month Index + 2.150% 7.487% 1/15/39 (b)(e)(f)	1,279,000	1,252,527
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)	6,400,000	6,192,000
Class ANM, 3.112% 11/5/32 (b)	7,809,000	7,262,370
Series 2015-200P Class F, 3.7157% 4/14/33 (b)(e)	455,000	433,566
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	1,753,000	1,511,963
Class CNM, 3.8425% 11/5/32 (b)(e)	725,000	527,438
BANK sequential payer:
Series 2017-BNK9 Class A4, 3.538% 11/15/54	7,500,000	7,218,156
Series 2018-BN14 Class A4, 4.231% 9/15/60	12,400,000	12,163,084
Series 2019-BN20 Class ASB, 2.933% 9/15/62	400,000	381,997
Series 2019-BN21 Class A5, 2.851% 10/17/52	1,355,000	1,222,890
Series 2019-BN23 Class ASB, 2.846% 12/15/52	1,100,000	1,050,556
Series 2020-BN28 Class A4, 1.844% 3/15/63	833,000	709,617
Series 2021-BN32 Class A5, 2.643% 4/15/54	356,000	313,741
Series 2021-BN33 Class A5, 2.556% 5/15/64	700,000	610,452
Series 2021-BN35 Class A5, 2.285% 6/15/64	1,052,000	897,787
Series 2022-BNK39 Class A4, 2.928% 2/15/55	920,000	809,373
Series 2022-BNK40, Class A4, 3.5063% 3/15/64 (e)	295,000	269,731
Series 2022-BNK42:
Class D, 2.5% 6/15/55 (b)	531,000	371,353
Class E, 2.5% 6/15/55 (b)	416,000	272,416
Series 2022-BNK42, Class A5, 4.493% 6/15/55 (e)	988,000	966,510
Series 2023-5YR1 Class A3, 6.26% 4/15/56	3,900,000	4,060,501
Bank sequential payer Series 2023-BNK46 Class A4, 5.745% 8/15/56	1,239,000	1,309,575
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (b)	782,000	521,326
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (b)	960,000	473,102
Class E, 2.8% 11/15/50 (b)	609,000	248,994
Series 2018-BN10 Class C, 4.163% 2/15/61 (e)	1,306,000	1,168,370
Series 2018-BN15:
Class D, 3% 11/15/61 (b)	430,000	332,167
Class E, 3% 11/15/61 (b)	430,000	302,213
Series 2020-BN25 Class C, 3.4666% 1/15/63 (e)	775,000	608,939
Series 2020-BN27 Class D, 2.5% 4/15/63 (b)	243,000	172,154
Series 2020-BN28:
Class A/S, 2.14% 3/15/63	361,000	304,292
Class E, 2.5% 3/15/63 (b)	252,000	171,185
Series 2020-BN30 Class MCDG, 3.0155% 12/15/53 (e)	2,104,000	1,012,892
Series 2021-BN33:
Class B, 2.893% 5/15/64	572,000	482,102
Class XA, 1.163% 5/15/64 (e)(n)	6,842,579	328,928
Series 2021-BN38 Class C, 3.3249% 12/15/64 (e)	146,000	114,912
Series 2022-BNK43 Class D, 3% 8/15/55 (b)	994,000	710,440
Series 2022-BNK44:
Class A/S, 5.9361% 11/15/55 (e)	620,000	635,467
Class C, 5.9361% 11/15/55 (e)	2,056,000	2,003,701
Series 2023-BNK45 Class B, 6.148% 2/15/56 (e)	826,000	847,129
Bank Series 2023-BNK46 Class B, 6.9995% 8/15/56 (e)	843,000	901,890
Bank 2018-Bnk13 sequential payer Series 2018-BN13:
Class A4, 3.953% 8/15/61	2,400,000	2,328,179
Class A5, 4.217% 8/15/61	5,600,000	5,476,743
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3 Class C, 4.352% 2/15/50 (e)	347,000	323,573
Bank of America Commercial Mortgage Trust Series 2016-UB10:
Class D, 3% 7/15/49 (b)	1,180,000	1,001,640
Class XA, 1.8842% 7/15/49 (e)(n)	8,519,545	152,887
BANK Trust sequential payer Series 2017-BNK5:
Class A5, 3.39% 6/15/60	8,900,000	8,573,192
Class ASB, 3.179% 6/15/60	5,145,696	5,027,097
Bank5 2023-5Yr3 sequential payer Series 2023-5YR3 Class A3, 6.724% 9/15/56	4,200,000	4,472,982
Bank5 2023-5Yr4 Series 2023-5YR4 Class C, 7.8581% 12/15/56 (e)	604,000	640,822
Barclays Commercial Mortgage Securities sequential payer Series 2021-C12 Class A5, 2.689% 11/15/54	283,000	247,554
BBCMS Mortgage Trust:
sequential payer:
Series 2020-C8 Class E, 2.25% 10/15/53 (b)	830,000	495,485
Series 2022-C14 Class A5, 2.946% 2/15/55	1,388,000	1,223,194
Series 2022-C17 Class A5, 4.441% 9/15/55	1,426,000	1,394,635
Series 2022-C18 Class A5, 5.71% 12/15/55	1,593,000	1,692,773
Series 2023-C19 Class A5, 5.451% 4/15/56	1,016,000	1,060,213
Series 2023-C20 Class A5, 5.576% 7/15/56	886,000	934,347
Series 2023-C21:
Class A/S, 6.5064% 9/15/56 (e)	625,000	667,630
Class A3, 6.5064% 9/15/56 (e)	1,900,000	2,047,986
Series 2023-C22 Class C, 7.3633% 11/15/56 (e)	1,592,000	1,677,845
Series 2024-C26 Class C, 6% 5/15/57	290,000	289,205
Series 2016-ETC:
Class D, 3.7292% 8/14/36 (b)(e)	483,000	418,054
Class E, 3.7292% 8/14/36 (b)(e)	363,000	304,248
Series 2019-C3 Class C, 4.178% 5/15/52	273,000	232,570
Series 2019-C5 Class D, 2.5% 11/15/52 (b)	188,000	144,091
Series 2020-C7:
Class A/S, 2.444% 4/15/53	128,000	108,297
Class B, 3.152% 4/15/53	481,000	398,035
Series 2022-C15, Class A5, 3.662% 4/15/55	1,203,000	1,105,824
Series 2022-C16:
Class A5, 4.6% 6/15/55	1,816,000	1,795,958
Class B, 4.6% 6/15/55	441,000	403,251
Series 2022-C17 Class B, 4.889% 9/15/55	588,000	556,660
Series 2022-C18, Class B, 6.3483% 12/15/55 (e)	756,000	777,076
Series 2023 C19 Class B, 6.5448% 4/15/56 (e)	478,000	493,490
Series 2023-C21 Class C, 6.5064% 9/15/56 (e)	1,252,000	1,250,920
Bbcms Mtg Trust 2024-C24 sequential payer Series 2024-C24:
Class B, 5.718% 2/15/57	445,000	445,483
Class C, 6% 2/15/57	191,000	189,699
Benchmark 2024-V5 Mortgage Trust sequential payer Series 2024-V5 Class C, 7.205% 1/10/57 (e)	550,000	562,526
Benchmark 2024-V9 Mortgage Tru sequential payer Series 2024-V9 Class A3, 5.6019% 8/15/57	5,000,000	5,152,807
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	1,536,000	1,493,379
Series 2018-B7 Class A4, 4.51% 5/15/53	1,200,000	1,180,523
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (b)(e)	399,000	8,319
Class 225E, 3.4041% 12/15/62 (b)(e)	269,000	2,699
Series 2019-B15 Class AAB, 2.859% 12/15/72	1,600,000	1,529,418
Series 2020-B20 Class E, 2% 10/15/53 (b)	588,000	325,293
Series 2020-B21 Class A5, 1.9775% 12/17/53	849,000	718,108
Series 2020-B22, Class A5, 1.973% 1/15/54	590,000	494,245
Series 2021-B29, Class A5, 2.3879% 9/15/54	1,716,000	1,466,424
Series 2022-B34 Class A5, 3.786% 4/15/55	532,000	481,544
Series 2022-B36 Class A5, 4.4699% 7/15/55	619,000	604,918
Series 2022-B37 Class A5, 5.7506% 11/15/55 (e)	719,000	767,526
Series 2023-B38 Class A4, 5.5246% 4/15/56	613,000	641,806
Series 2023-B39 Class A5, 5.7536% 7/15/56	1,361,000	1,449,426
Series 2023-C5 Class A5, 5.7653% 6/15/56	766,700	816,272
Series 2023-V3 Class A3, 6.3629% 7/15/56	1,400,000	1,470,624
Series 2018-B6 Class D, 3.2427% 10/10/51 (b)(e)	613,000	448,316
Series 2018-B7 Class D, 3% 5/15/53 (b)(e)	351,000	255,956
Series 2019-B12 Class B, 3.5702% 8/15/52	462,000	402,654
Series 2019-B13 Class D, 2.5% 8/15/57 (b)	672,000	480,041
Series 2019-B14 Class XA, 0.8924% 12/15/62 (e)(n)	16,624,982	380,057
Series 2020-B18:
Class AGNG, 4.5348% 7/15/53 (b)(e)	1,113,000	1,029,930
Class D, 2.25% 7/15/53 (b)	777,000	424,285
Series 2020-B21:
Class A/S, 2.2543% 12/17/53	335,000	275,746
Class D, 2% 12/17/53 (b)(h)	446,000	291,444
Series 2020-IG2:
Class C, 3.4028% 9/15/48 (b)(e)(h)	315,000	182,752
Class D, 3.4028% 9/15/48 (b)(e)	1,503,000	570,312
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (b)(e)	789,000	575,908
Series 2021-B25:
Class 300D, 3.094% 4/15/54 (b)(e)(h)	850,000	398,497
Class 300E, 2.9942% 4/15/54 (b)(e)(h)	282,000	99,815
Series 2021-B27 Class XA, 1.3706% 7/15/54 (e)(n)	11,251,261	634,244
Series 2022 B37 Class B, 5.9423% 11/15/55 (e)	434,000	437,731
Series 2022-B35 Class D, 2.5% 5/15/55 (b)	949,000	622,357
Series 2022-B36:
Class A/S, 4.9505% 7/15/55	618,000	594,787
Class D, 2.5% 7/15/55 (b)	712,000	439,223
Series 2022-B37 Class C, 5.7506% 11/15/55 (e)	823,000	729,958
Series 2023 B38:
Class B, 6.4527% 4/15/56 (e)	598,000	611,897
Class C, 6.4527% 4/15/56 (e)	800,000	720,680
Series 2023-B39 Class C, 6.7933% 7/15/56 (e)	926,000	956,825
Series 2023-V4 Class C, 7.709% 11/15/56 (e)	606,000	630,029
Bfld 2024-Wrhs floater Series 2024-WRHS Class E, CME Term SOFR 1 Month Index + 3.680% 9.0258% 8/15/26 (b)(e)(f)	1,128,000	1,119,261
BLP Commercial Mortgage Trust:
floater Series 2024-IND2 Class D, CME Term SOFR 1 Month Index + 2.590% 7.9273% 3/15/41 (b)(e)(f)	629,000	622,710
sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.679% 3/15/41 (b)(e)(f)	7,279,000	7,242,605
BMO 2024-5C3 Mortgage Trust Series 2024-5C3 Class C, 6.8592% 2/15/57 (e)	158,000	162,264
Bmo 2024-5C5 Mtg Trust sequential payer Series 2024-5C5 Class A3, 5.8574% 2/15/57	2,000,000	2,082,812
BMO Mortgage Trust:
sequential payer:
Series 2022-C1 Class A5, 3.374% 2/15/55	1,650,000	1,495,090
Series 2023-5C1 Class A3, 6.534% 8/15/56	1,900,000	2,003,140
Series 2023-C6 Class A5, 5.9562% 9/15/56	626,000	675,124
Series 2022-C1:
Class 360D, 4.0699% 2/17/55 (b)(e)	441,000	310,373
Class 360E, 4.0699% 2/17/55 (b)(e)	546,000	359,874
Series 2022-C3 Class D, 2.5% 9/15/54 (b)	361,000	214,092
Series 2023-C4:
Class B, 5.5913% 2/15/56 (e)	473,000	478,138
Class C, 6.0584% 2/15/56 (e)	1,315,000	1,330,162
Class D, 6.0584% 2/15/56 (b)(e)	294,000	256,985
Series 2023-C6 Class A/S, 6.5504% 9/15/56 (e)	620,000	674,822
Series 2023-C7 Class B, 6.6738% 12/15/56 (e)	1,237,000	1,325,166
BMP floater Series 2024-MF23:
Class A, CME Term SOFR 1 Month Index + 1.370% 6.7088% 6/15/41 (b)(e)(f)	9,351,000	9,313,012
Class B, CME Term SOFR 1 Month Index + 1.640% 6.9785% 6/15/41 (b)(e)(f)	4,617,000	4,582,398
Class C, CME Term SOFR 1 Month Index + 1.840% 7.1782% 6/15/41 (b)(e)(f)	3,265,000	3,236,431
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2349% 4/15/37 (b)(e)(f)	34,231,000	34,273,789
Class B, CME Term SOFR 1 Month Index + 2.440% 7.7839% 4/15/37 (b)(e)(f)	10,615,000	10,628,269
Class D, CME Term SOFR 1 Month Index + 3.690% 9.0319% 4/15/37 (b)(e)(f)	1,327,000	1,325,342
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, CME Term SOFR 1 Month Index + 2.570% 7.909% 6/15/35 (b)(e)(f)	168,000	164,424
BX Commercial Mortgage Trust:
floater:
Series 2019-CALM Class E, CME Term SOFR 1 Month Index + 2.110% 7.4515% 11/15/32 (b)(e)(f)	149,800	149,238
Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.340% 6.6833% 4/15/34 (b)(e)(f)	6,526,000	6,428,252
Class C, CME Term SOFR 1 Month Index + 1.640% 6.9833% 4/15/34 (b)(e)(f)	4,315,000	4,234,211
Class D, CME Term SOFR 1 Month Index + 1.940% 7.2833% 4/15/34 (b)(e)(f)	4,529,000	4,427,244
Class G, CME Term SOFR 1 Month Index + 3.640% 8.9833% 4/15/34 (b)(e)(f)	861,000	813,762
Series 2020-VKNG:
Class E, CME Term SOFR 1 Month Index + 2.210% 7.5515% 10/15/37 (b)(e)(f)	262,500	258,737
Class F, CME Term SOFR 1 Month Index + 2.860% 8.2015% 10/15/37 (b)(e)(f)	695,100	683,137
Class G, CME Term SOFR 1 Month Index + 3.360% 8.7015% 10/15/37 (b)(e)(f)	615,300	600,711
Series 2021 LBA, Class GV, CME Term SOFR 1 Month Index + 3.110% 8.4515% 2/15/36 (b)(e)(f)	646,882	606,056
Series 2021-BXMF Class G, CME Term SOFR 1 Month Index + 3.460% 8.801% 10/15/26 (b)(e)(f)	1,743,072	1,672,599
Series 2021-LBA:
Class AJV, CME Term SOFR 1 Month Index + 0.910% 6.2515% 2/15/36 (b)(e)(f)	3,400,000	3,367,063
Class FJV, CME Term SOFR 1 Month Index + 2.510% 7.8515% 2/15/36 (b)(e)(f)	534,000	512,549
Class FV, CME Term SOFR 1 Month Index + 2.510% 7.8515% 2/15/36 (b)(e)(f)	865,146	830,390
Class GJV, CME Term SOFR 1 Month Index + 3.110% 8.4515% 2/15/36 (b)(e)(f)	1,572,000	1,472,787
Series 2021-MC Class G, CME Term SOFR 1 Month Index + 3.200% 8.5383% 4/15/34 (b)(e)(f)	397,500	332,986
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1406% 10/15/36 (b)(e)(f)	19,900,000	19,707,219
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3503% 10/15/36 (b)(e)(f)	2,565,000	2,515,303
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5501% 10/15/36 (b)(e)(f)	3,433,000	3,355,758
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7498% 10/15/36 (b)(e)(f)	3,333,000	3,243,426
Class E, CME Term SOFR 1 Month Index + 2.060% 7.399% 10/15/36 (b)(e)(f)	11,589,000	11,357,220
Class G, CME Term SOFR 1 Month Index + 3.060% 8.3976% 10/15/36 (b)(e)(f)	798,000	772,470
Series 2021-SOAR:
Class F, CME Term SOFR 1 Month Index + 2.460% 7.8015% 6/15/38 (b)(e)(f)	1,162,554	1,151,835
Class G, CME Term SOFR 1 Month Index + 2.910% 8.2515% 6/15/38 (b)(e)(f)	2,097,157	2,051,838
Class J, CME Term SOFR 1 Month Index + 3.860% 9.2015% 6/15/38 (b)(e)(f)	1,475,550	1,450,691
Series 2021-VINO:
Class F, CME Term SOFR 1 Month Index + 2.910% 8.2538% 5/15/38 (b)(e)(f)	793,046	777,328
Class G, CME Term SOFR 1 Month Index + 4.060% 9.4038% 5/15/38 (b)(e)(f)	1,427,482	1,397,907
Series 2021-VOLT:
Class F, CME Term SOFR 1 Month Index + 2.510% 7.8514% 9/15/36 (b)(e)(f)	2,650,000	2,606,992
Class G, CME Term SOFR 1 Month Index + 2.960% 8.3014% 9/15/36 (b)(e)(f)	3,657,000	3,574,473
Series 2022-IND Class A, CME Term SOFR 1 Month Index + 1.490% 6.8279% 4/15/37 (b)(e)(f)	14,837,072	14,781,902
Series 2022-LBA6:
Class F, CME Term SOFR 1 Month Index + 3.350% 8.6869% 1/15/39 (b)(e)(f)	1,160,000	1,137,786
Class G, CME Term SOFR 1 Month Index + 4.200% 9.5369% 1/15/39 (b)(e)(f)	378,000	370,824
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 6.3498% 2/15/39 (b)(e)(f)	18,202,673	18,032,023
Class B, CME Term SOFR 1 Month Index + 1.310% 6.6492% 2/15/39 (b)(e)(f)	6,527,148	6,425,162
Class C, CME Term SOFR 1 Month Index + 1.560% 6.8986% 2/15/39 (b)(e)(f)	5,484,718	5,392,163
Class D, CME Term SOFR 1 Month Index + 1.960% 7.2977% 2/15/39 (b)(e)(f)	5,484,718	5,387,021
Class G, CME Term SOFR 1 Month Index + 4.100% 9.4427% 2/15/39 (b)(e)(f)	1,466,843	1,442,086
Series 2023-XL3:
Class A, CME Term SOFR 1 Month Index + 1.760% 7.0983% 12/9/40 (b)(e)(f)	9,497,973	9,521,718
Class B, CME Term SOFR 1 Month Index + 2.190% 7.5277% 12/9/40 (b)(e)(f)	2,099,378	2,098,719
Class C, CME Term SOFR 1 Month Index + 2.640% 7.9771% 12/9/40 (b)(e)(f)	1,137,610	1,136,188
Class D, CME Term SOFR 1 Month Index + 3.580% 8.9257% 12/9/40 (b)(e)(f)	1,229,247	1,228,860
Series 2024-MF Class E, CME Term SOFR 1 Month Index + 3.730% 9.0752% 2/15/39 (b)(e)(f)	1,188,000	1,173,524
Series 2024-WPT Class E, CME Term SOFR 1 Month Index + 3.580% 8.9253% 3/15/34 (b)(e)(f)	1,095,000	1,084,940
Series 2024-XL5 Class E, CME Term SOFR 1 Month Index + 3.680% 9.0252% 3/15/41 (b)(e)(f)	3,318,080	3,303,025
floater sequential payer:
Series 2019-CALM Class A, CME Term SOFR 1 Month Index + 0.990% 6.3275% 11/15/32 (b)(e)(f)	582,243	581,697
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3833% 4/15/34 (b)(e)(f)	3,924,672	3,887,932
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1215% 6/15/38 (b)(e)(f)	6,400,186	6,330,184
Series 2024-XL5 Class A, CME Term SOFR 1 Month Index + 1.390% 6.7285% 3/15/41 (b)(e)(f)	38,394,785	38,274,801
sequential payer Series 2019-OC11 Class A, 3.202% 12/9/41 (b)	1,771,000	1,627,317
Series 2019-OC11:
Class D, 4.0755% 12/9/41 (b)(e)	84,000	76,512
Class E, 4.0755% 12/9/41 (b)(e)	6,211,000	5,478,593
Series 2020-VIVA:
Class D, 3.667% 3/11/44 (b)(e)	3,289,000	2,885,501
Class E, 3.667% 3/11/44 (b)(e)	2,839,000	2,396,653
BX Commercial Mortgage Trust 2024-Xl4:
floater:
Series 2024-XL4:
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1284% 2/15/39 (b)(e)(f)	2,153,116	2,139,659
Class E, CME Term SOFR 1 Month Index + 4.180% 9.525% 2/15/39 (b)(e)(f)	1,936,425	1,928,077
Series 2024-XL5:
Class B, CME Term SOFR 1 Month Index + 1.690% 7.0281% 3/15/41 (b)(e)(f)	6,559,441	6,502,090
Class C, CME Term SOFR 1 Month Index + 1.940% 7.2778% 3/15/41 (b)(e)(f)	8,708,521	8,610,625
floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7789% 2/15/39 (b)(e)(f)	17,312,589	17,290,948
BX Commercial Mtg Trust floater Series 2024-MDHS:
Class A, 6.9782% 5/15/41 (b)(e)	20,549,000	20,510,497
Class E, CME Term SOFR 1 Month Index + 3.680% 9.0252% 5/15/41 (b)(e)(f)	1,839,884	1,804,511
Bx Commercial Mtg Trust 2024-King floater Series 2024-KING Class E, CME Term SOFR 1 Month Index + 3.680% 9.0248% 5/15/34 (b)(e)(f)	3,347,000	3,293,278
BX Trust floater:
Series 2021-ACNT Class G, CME Term SOFR 1 Month Index + 3.400% 8.7465% 11/15/38 (b)(e)(f)	854,246	836,629
Series 2021-MFM1:
Class F, CME Term SOFR 1 Month Index + 3.110% 8.4515% 1/15/34 (b)(e)(f)	1,483,300	1,445,813
Class G, CME Term SOFR 1 Month Index + 4.010% 9.3515% 1/15/34 (b)(e)(f)	79,800	77,232
Series 2022-GPA:
Class A, CME Term SOFR 1 Month Index + 2.160% 7.5019% 8/15/39 (b)(e)(f)	11,318,291	11,332,426
Class D, CME Term SOFR 1 Month Index + 4.060% 9.3979% 8/15/43 (b)(e)(f)	1,414,296	1,409,875
Series 2022-IND:
Class B, CME Term SOFR 1 Month Index + 1.940% 7.2769% 4/15/37 (b)(e)(f)	6,679,128	6,662,545
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6269% 4/15/37 (b)(e)(f)	1,506,971	1,504,161
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1759% 4/15/37 (b)(e)(f)	1,261,736	1,259,381
Class F, CME Term SOFR 1 Month Index + 4.780% 10.1229% 4/15/37 (b)(e)(f)	1,729,238	1,722,435
Series 2022-VAMF Class F, CME Term SOFR 1 Month Index + 3.290% 8.6359% 1/15/39 (b)(e)(f)	443,000	435,902
Series 2024-CNYN:
Class A, CME Term SOFR 1 Month Index + 1.440% 6.7788% 4/15/41 (b)(e)(f)	25,243,154	25,132,435
Class B, CME Term SOFR 1 Month Index + 1.690% 7.0284% 4/15/41 (b)(e)(f)	4,023,554	3,974,517
Class C, CME Term SOFR 1 Month Index + 1.940% 7.2781% 4/15/41 (b)(e)(f)	3,340,104	3,273,302
Class E, CME Term SOFR 1 Month Index + 3.680% 9.0255% 4/15/41 (b)(e)(f)	2,871,283	2,824,752
Series 2024-VLT4:
Class E, CME Term SOFR 1 Month Index + 2.880% 8.2263% 7/15/29 (b)(e)(f)	1,385,000	1,373,314
Class F, CME Term SOFR 1 Month Index + 3.930% 9.2748% 7/15/29 (b)(e)(f)	3,350,000	3,299,786
BXP Trust Series 2021-601L Class E, 2.868% 1/15/44 (b)(e)	189,000	129,787
BXSC Commercial Mortgage Trust floater Series 2022-WSS Class F, 10.666% 3/15/35 (b)(e)	1,534,000	1,521,011
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (b)(e)	976,000	568,631
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class F, CME Term SOFR 1 Month Index + 2.840% 8.184% 12/15/37 (b)(e)(f)	100,000	99,497
Class G, CME Term SOFR 1 Month Index + 3.540% 8.884% 12/15/37 (b)(e)(f)	3,620,500	3,566,541
CD Mortgage Trust:
Series 2016-CD2:
Class C, 4.1087% 11/10/49 (e)	352,000	258,283
Class D, 2.8587% 11/10/49 (e)(h)	299,000	146,881
Series 2017-CD3:
Class C, 4.6882% 2/10/50 (e)	813,000	330,489
Class D, 3.25% 2/10/50 (b)(h)	735,000	247,824
Series 2017-CD4:
Class C, 4.3497% 5/10/50 (e)	739,000	662,000
Class D, 3.3% 5/10/50 (b)	173,000	141,772
CEDR Commercial Mortgage Trust floater Series 2022-SNAI Class F, CME Term SOFR 1 Month Index + 3.610% 8.9504% 2/15/39 (b)(e)(f)	2,211,000	1,877,173
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (b)	17,851,842	16,624,145
CFCRE Commercial Mortgage Trust sequential payer Series 2016-C7 Class A2, 3.5853% 12/10/54	1,838,716	1,777,463
Cgms Commercial Mortgage Trust sequential payer Series 2017-B1 Class A3, 3.197% 8/15/50	2,128,823	2,046,082
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2019-C7 Class A4, 3.102% 12/15/72	903,000	834,898
Series 2019-GC41 Class AAB, 2.7198% 8/10/56	5,963,803	5,669,782
Series 2020-GC46 Class AAB, 2.614% 2/15/53	3,500,000	3,305,685
Series 2015-GC27 Class A5, 3.137% 2/10/48	7,500,000	7,465,076
Series 2015-GC29 Class XA, 1.1463% 4/10/48 (e)(n)	17,630,586	46,212
Series 2015-GC33 Class XA, 1.0182% 9/10/58 (e)(n)	28,190,402	164,322
Series 2016-P4 Class D, 4.0944% 7/10/49 (b)(e)	965,000	772,836
Series 2016-P6 Class XA, 0.692% 12/10/49 (e)(n)	20,754,162	202,183
Series 2019-GC41 Class D, 3% 8/10/56 (b)	546,000	412,176
Series 2020-420K:
Class D, 3.4222% 11/10/42 (b)(e)	280,000	242,296
Class E, 3.4222% 11/10/42 (b)(e)	1,317,101	1,066,032
Series 2022-GC48 Class D, 2.5% 6/15/55 (b)	1,029,000	653,717
Series 2023-PRM3:
Class C, 6.5717% 7/10/28 (b)(e)	295,000	298,228
Class D, 6.5717% 7/10/28 (b)(e)	676,000	661,065
Series 2023-SMRT Class D, 6.0475% 10/12/40 (b)(e)	1,212,000	1,184,427
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, CME Term SOFR 1 Month Index + 3.340% 8.683% 9/15/33 (b)(e)(f)	267,000	93,813
Class G, CME Term SOFR 1 Month Index + 5.350% 10.6893% 9/15/33 (b)(e)(f)	300,000	75,293
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (b)	527,000	458,490
Series 2012-CR1:
Class D, 5.3084% 5/15/45 (b)(e)	820,814	648,443
Class G, 2.462% 5/15/45 (b)(h)	145,279	1,948
Series 2012-LC4 Class C, 5.4799% 12/10/44 (e)	94,000	83,594
Series 2013-LC6 Class D, 4.068% 1/10/46 (b)(e)	269,387	251,150
Series 2014-CR15 Class D, 4.0793% 2/10/47 (b)(e)	173,000	155,683
Series 2014-CR20:
Class AM, 3.938% 11/10/47	156,000	153,165
Class C, 4.5346% 11/10/47 (e)	590,000	562,402
Class XA, 0.8921% 11/10/47 (e)(n)	17,894,661	417
Series 2014-LC17 Class XA, 0.6896% 10/10/47 (e)(n)	10,747,877	191
Series 2014-UBS2 Class D, 4.9869% 3/10/47 (b)(e)	542,000	422,765
Series 2014-UBS6 Class XA, 0.8612% 12/10/47 (e)(n)	27,692,827	590
Series 2015-3BP Class F, 3.3463% 2/10/35 (b)(e)	845,000	701,530
Series 2015-DC1:
Class B, 4.035% 2/10/48 (e)	1,159,000	1,096,003
Class C, 4.4163% 2/10/48 (e)	983,000	863,850
Series 2015-LC19:
Class B, 3.829% 2/10/48	100,000	95,630
Class C, 4.3787% 2/10/48 (e)	1,183,000	1,105,419
Class D, 2.867% 2/10/48 (b)	1,230,000	1,095,605
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (b)	202,000	162,980
Computershare Corporate Trust:
sequential payer Series 2020-C58 Class A4, 2.092% 7/15/53	1,162,000	994,419
Series 2018-C48 Class A5, 4.302% 1/15/52	4,229,000	4,156,517
Cone Trust 2024-Dfw1 floater Series 2024-DFW1 Class E, CME Term SOFR 1 Month Index + 3.880% 9.2254% 8/15/41 (b)(e)(f)	1,195,000	1,191,526
CPT Mortgage Trust sequential payer Series 2019-CPT:
Class E, 3.0967% 11/13/39 (b)(e)	964,000	702,269
Class F, 3.0967% 11/13/39 (b)(e)	651,000	461,603
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, CME Term SOFR 1 Month Index + 4.430% 9.7682% 6/15/34 (b)(f)(h)	636,000	213,392
Credit Suisse Mortgage Trust:
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	2,213,779	2,109,890
Series 2021-BRIT Class A, CME Term SOFR 1 Month Index + 3.570% 8.9107% 5/9/25 (b)(e)(f)	782,333	752,449
CSAIL 2018-CX12 Commercial Mortgage Trust sequential payer Series 2018-CX12 Class A3, 3.9585% 8/15/51	2,260,000	2,193,345
CSAIL Commercial Mortgage Trust:
sequential payer Series 2017-CX10 Class ASB, 3.3269% 11/15/50	3,243,766	3,186,122
Series 2017-C8 Class C, 4.4093% 6/15/50 (e)	1,297,000	1,091,215
Series 2018-CX11 Class C, 4.9806% 4/15/51 (e)	282,000	257,271
Series 2019-C16 Class C, 4.2371% 6/15/52 (e)	630,000	549,284
Series 2019-C18 Class A/S, 3.3214% 12/15/52	480,000	425,931
CSMC Series 2019-UVIL Class E, 3.3928% 12/15/41 (b)(e)	1,925,000	1,553,931
DBGS Mortgage Trust:
Series 2018-C1 Class C, 4.7957% 10/15/51 (e)	189,000	164,779
Series 2019-1735 Class F, 4.3344% 4/10/37 (b)(e)	665,000	383,534
DBJPM Mortgage Trust:
Series 2016-C3 Class C, 3.619% 8/10/49 (e)	218,000	174,097
Series 2020-C9:
Class AM, 2.34% 8/15/53	361,000	302,619
Class D, 2.25% 9/15/53 (b)	212,000	142,833
DBUBS Mortgage Trust Series 2011-LC3A Class D, 5.5328% 8/10/44 (b)(e)	371,030	334,157
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (b)(e)	250,000	146,080
Dk Trust 2024-Spbx floater Series 2024-SPBX Class E, CME Term SOFR 1 Month Index + 4.000% 9.3369% 3/15/34 (b)(e)(f)	1,603,000	1,593,667
DTP Commercial Mortgage Trust 2023-Ste2 sequential payer Series 2023-STE2:
Class A, 6.038% 1/15/41 (b)(e)	3,443,000	3,522,073
Class C, 6.6891% 1/15/41 (b)(e)	350,000	355,236
Class D, 6.9552% 1/15/41 (b)(e)	2,865,000	2,893,172
Class E, 5.9685% 1/15/41 (b)(e)	458,000	430,763
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1525% 11/15/38 (b)(e)(f)	23,425,733	23,118,270
Class B, CME Term SOFR 1 Month Index + 1.230% 6.5717% 11/15/38 (b)(e)(f)	6,157,832	6,054,045
Class F, CME Term SOFR 1 Month Index + 2.780% 8.1185% 11/15/38 (b)(e)(f)	3,055,444	2,995,100
Class G, CME Term SOFR 1 Month Index + 3.230% 8.5675% 11/15/38 (b)(e)(f)	1,122,693	1,084,889
Class J, CME Term SOFR 1 Month Index + 3.720% 9.0664% 11/15/38 (b)(e)(f)	2,804,735	2,705,043
Eqt Trust 2024-Extr:
sequential payer Series 2024-EXTR Class A, 5.3308% 7/5/41 (b)(e)	10,294,000	10,483,018
Series 2024-EXTR:
Class B, 1 month U.S. LIBOR + 0.000% 5.6546% 7/5/41 (b)(e)(f)	1,076,000	1,096,054
Class C, 6.0464% 7/5/41 (b)(e)	908,000	922,823
Class D, 6.6819% 7/5/41 (b)(e)	193,000	196,100
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5315% 7/15/38 (b)(e)(f)	6,808,264	6,778,478
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8315% 7/15/38 (b)(e)(f)	3,877,328	3,843,435
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1515% 7/15/38 (b)(e)(f)	2,858,068	2,833,105
Class D, CME Term SOFR 1 Month Index + 2.360% 7.7015% 7/15/38 (b)(e)(f)	12,463,225	12,400,969
Class F, CME Term SOFR 1 Month Index + 3.810% 9.1515% 7/15/38 (b)(e)(f)	3,665,020	3,662,731
Freddie Mac:
sequential payer:
Series 2015-K043 Class A2, 3.062% 12/25/24	9,381,863	9,308,074
Series 2015-K049 Class A2, 3.01% 7/25/25	1,437,955	1,414,819
Series 2016-K055 Class A2, 2.673% 3/25/26	17,300,000	16,825,970
Series 2019-K736 Class A2, 2.282% 7/25/26	9,300,000	8,975,854
Series 2023-K751 Class A2, 4.412% 3/25/30	2,300,000	2,324,751
Series K063 Class A2, 3.43% 1/25/27	800,000	785,507
FS Commercial Mortgage Trust Series 2023-4SZN:
Class C, 8.3916% 11/10/39 (b)(e)	1,356,000	1,415,191
Class D, 9.3827% 11/10/39 (b)(e)	314,000	328,752
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, CME Term SOFR 1 Month Index + 2.060% 7.4015% 9/15/31 (b)(e)(f)	7,810,267	7,767,574
Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.4015% 10/15/36 (b)(e)(f)	13,201,000	13,003,233
Class B, CME Term SOFR 1 Month Index + 1.260% 6.6015% 10/15/36 (b)(e)(f)	1,550,000	1,511,828
Class C, CME Term SOFR 1 Month Index + 1.660% 7.0015% 10/15/36 (b)(e)(f)	1,277,000	1,245,115
sequential payer:
Series 2017-GS6 Class A2, 3.164% 5/10/50	1,238,364	1,180,834
Series 2017-GS8 Class AAB, 3.313% 11/10/50	3,923,049	3,841,314
Series 2018-GS9 Class A4, 3.992% 3/10/51	1,900,000	1,833,285
Series 2019-GSA1 Class A4, 3.0479% 11/10/52	3,881,000	3,596,010
Series 2020-GC45 Class A5, 2.9106% 2/13/53	1,143,000	1,042,453
Series 2023-SHIP:
Class D, 6.273% 9/10/38 (b)(e)	991,000	978,722
Class E, 7.6814% 9/10/38 (b)(e)	2,549,000	2,552,647
Series 2010-C1:
Class B, 5.148% 8/10/43 (b)	16,487	16,405
Class X, 0.5486% 8/10/43 (b)(e)(n)	219,159	3
Series 2011-GC5:
Class C, 5.2958% 8/10/44 (b)(e)	505,077	389,357
Class D, 5.2958% 8/10/44 (b)(e)	342,592	176,942
Class E, 5.2958% 8/10/44 (b)(e)(h)	424,043	47,408
Class F, 4.5% 8/10/44 (b)(h)	733,782	2,201
Series 2012-GCJ9:
Class D, 4.7543% 11/10/45 (b)(e)	872,059	793,574
Class E, 4.7543% 11/10/45 (b)(e)	510,000	418,200
Series 2013-GC10 Class D, 4.6881% 2/10/46 (b)(e)	334,000	302,206
Series 2015-GC34 Class XA, 1.3458% 10/10/48 (e)(n)	8,561,845	72,931
Series 2016-GS2 Class D, 2.753% 5/10/49 (b)	386,000	335,558
Series 2016-GS4 Class C, 4.0753% 11/10/49 (e)	264,000	221,819
Series 2018-GS9 Class D, 3% 3/10/51 (b)	476,000	359,978
Series 2019-GC38 Class D, 3% 2/10/52 (b)	853,000	648,985
Series 2019-GC39 Class D, 3% 5/10/52 (b)	672,000	473,681
Series 2019-GC42:
Class C, 3.8256% 9/10/52 (e)	995,000	818,614
Class D, 2.8% 9/10/52 (b)	727,000	516,090
Series 2019-GS5 Class C, 4.299% 3/10/50 (e)(h)	651,000	446,971
Series 2020-GC45:
Class D, 2.85% 2/13/53 (b)(h)	525,000	381,319
Class SWD, 3.3258% 12/13/39 (b)(e)	399,000	315,812
Series 2020-GC47 Class D, 3.5681% 5/12/53 (b)(e)	189,000	134,439
Gs Mtg Securities Corp. Trust 2024-Rvr sequential payer Series 2024-RVR Class B, 5.7226% 8/10/29 (b)(e)	557,000	556,569
Hilton U.S.A. Trust Series 2016-HHV:
Class E, 4.3333% 11/5/38 (b)(e)	2,849,000	2,708,813
Class F, 4.3333% 11/5/38 (b)(e)	2,966,000	2,799,889
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (b)	304,110	284,051
Class F, 4.101% 9/17/39 (b)	76,218	70,346
Hudson Yards Mortgage Trust Series 2019-30HY Class E, 3.5579% 7/10/39 (b)(e)	483,000	393,656
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (b)	592,000	544,153
Intown Mortgage Trust:
floater Series 2022-STAY Class E, CME Term SOFR 1 Month Index + 5.030% 10.3684% 8/15/39 (b)(e)(f)	614,000	613,999
floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.8256% 8/15/39 (b)(e)(f)	17,389,000	17,405,302
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2022-NXSS Class D, CME Term SOFR 1 Month Index + 4.120% 9.4659% 9/15/39 (b)(e)(f)	934,000	934,029
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C23 Class A5, 3.9342% 9/15/47	893,894	891,646
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (b)	106,000	100,286
Series 2014-C26 Class D, 3.9904% 1/15/48 (b)(e)	2,126,000	1,671,720
Series 2015-C30 Class XA, 0.5551% 7/15/48 (e)(n)	20,609,419	45,236
Series 2015-C32 Class C, 4.8037% 11/15/48 (e)	1,368,000	551,062
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5123% 12/15/49 (b)(e)	696,000	507,173
JPMDB Commercial Mortgage Securities Trust:
sequential payer Series 2016-C4:
Class A2, 2.8822% 12/15/49	1,908,942	1,836,694
Class ASB, 2.9941% 12/15/49	1,817,743	1,776,171
Series 2016-C4:
Class C, 3.1667% 12/15/49 (e)	343,000	266,041
Class D, 3.1667% 12/15/49 (b)(e)	681,000	496,687
Series 2018-C8 Class D, 3.4157% 6/15/51 (b)(e)	223,000	161,683
Series 2019-COR6 Class D, 2.5% 11/13/52 (b)(h)	315,000	136,570
Series 2020-COR7 Class D, 1.75% 5/13/53 (b)	399,000	188,534
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2019-OSB:
Class A, 3.3973% 6/5/39 (b)	887,000	808,293
Class D, 3.9089% 6/5/39 (b)(e)	496,000	430,180
Series 2011-C3:
Class E, 5.7093% 2/15/46 (b)(e)	637,000	242,060
Class G, 4.409% 2/15/46 (b)(e)	202,000	19,176
Class H, 4.409% 2/15/46 (b)(e)(h)	453,000	31,318
Series 2012-CBX:
Class E, 4.8459% 6/15/45 (b)(e)	776,486	711,260
Class F, 4% 6/15/45 (b)	615,000	509,668
Class G 4% 6/15/45 (b)	674,000	380,099
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (e)	584,000	392,016
Class D, 4.5176% 4/15/46 (e)	907,000	397,955
Class F, 3.25% 4/15/46 (b)(e)(h)	1,014,000	43,703
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (b)(e)(h)	516,000	1,288
Class E, 3.9314% 6/10/27 (b)(e)(h)	830,000	2,020
Series 2018-AON Class F, 4.767% 7/5/31 (b)(e)	409,000	82,307
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	4,763,000	4,351,889
Class CFX, 4.9498% 7/5/33 (b)	1,323,000	1,022,132
Class DFX, 5.3503% 7/5/33 (b)	2,354,000	1,705,912
Class XAFX, 1.2948% 7/5/33 (b)(e)(n)	19,961,000	395,060
Series 2019-OSB Class E, 3.9089% 6/5/39 (b)(e)	938,000	798,411
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (b)	401,000	149,425
Class FFX, 4.6254% 1/16/37 (b)	642,000	199,052
Class GFX, 4.6882% 1/16/37 (b)(e)(h)	252,000	64,255
KNDR Trust floater Series 2021-KIND:
Class D, CME Term SOFR 1 Month Index + 2.410% 7.7545% 8/15/38 (b)(e)(f)	479,066	458,703
Class F, CME Term SOFR 1 Month Index + 4.060% 9.4045% 8/15/38 (b)(e)(f)	1,103,934	1,050,807
Ksl Commercial Mtg Trust 2023-Ht floater Series 2023-HT Class C, CME Term SOFR 1 Month Index + 3.430% 8.7754% 12/15/36 (b)(e)(f)	903,000	904,692
LBA Trust floater Series 2024-BOLT:
Class E, CME Term SOFR 1 Month Index + 3.680% 9.025% 6/15/26 (b)(e)(f)	480,000	471,698
Class F, CME Term SOFR 1 Month Index + 4.430% 9.7739% 6/15/26 (b)(e)(f)	885,000	869,385
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6321% 5/15/39 (b)(e)(f)	26,961,000	26,376,825
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1308% 5/15/39 (b)(e)(f)	16,119,000	15,435,263
Class C, CME Term SOFR 1 Month Index + 2.090% 7.43% 5/15/39 (b)(e)(f)	9,032,000	8,499,562
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8788% 5/15/39 (b)(e)(f)	8,027,000	7,482,139
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 3/15/38 (b)(e)(f)	9,295,533	9,124,722
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3315% 3/15/38 (b)(e)(f)	2,633,206	2,569,236
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5515% 3/15/38 (b)(e)(f)	1,656,857	1,610,929
Class D, CME Term SOFR 1 Month Index + 1.510% 6.8515% 3/15/38 (b)(e)(f)	2,304,055	2,241,735
Class E, CME Term SOFR 1 Month Index + 1.860% 7.2015% 3/15/38 (b)(e)(f)	2,012,975	1,932,721
Market Mortgage Trust Series 2020-525M Class F, 3.0386% 2/12/40 (b)(e)	455,000	247,051
Merit floater Series 2021-STOR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 7/15/38 (b)(e)(f)	1,900,000	1,879,219
Class F, CME Term SOFR 1 Month Index + 2.310% 7.6515% 7/15/38 (b)(e)(f)	3,737,000	3,686,429
Class G, CME Term SOFR 1 Month Index + 2.860% 8.2015% 7/15/38 (b)(e)(f)	1,001,000	987,451
Class J, CME Term SOFR 1 Month Index + 4.060% 9.4015% 7/15/38 (b)(e)(f)	724,000	711,750
MFT Trust Series 2020-B6 Class C, 3.3922% 8/10/40 (b)(e)(h)	399,000	236,465
MHC Commercial Mortgage Trust floater Series 2021-MHC:
Class F, CME Term SOFR 1 Month Index + 2.710% 8.0524% 4/15/38 (b)(e)(f)	1,158,489	1,132,463
Class G, CME Term SOFR 1 Month Index + 3.310% 8.6524% 4/15/38 (b)(e)(f)	2,268,323	2,211,703
MHP Commercial Mortgage Trust floater Series 2022-MHIL:
Class F, CME Term SOFR 1 Month Index + 3.250% 8.5961% 1/15/27 (b)(e)(f)	195,997	193,210
Class G, CME Term SOFR 1 Month Index + 3.950% 9.2944% 1/15/27 (b)(e)(f)	574,317	566,901
Mira Trust 2023-Mile sequential payer Series 2023-MILE Class B, 7.2026% 6/10/38 (b)	490,000	502,348
MOFT Trust Series 2020-ABC:
Class D, 3.5926% 2/10/42 (b)(e)	263,000	138,553
Class E, 3.5926% 2/10/42 (b)(e)	194,000	72,808
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.5046% 11/15/45 (b)(e)(h)	811,000	648,816
Series 2012-C6, Class F, 4.5046% 11/15/45 (b)(e)(h)	378,000	51,036
Series 2013-C12 Class D, 4.9641% 10/15/46 (b)(e)	713,000	624,766
Series 2013-C7 Class C, 4.1771% 2/15/46 (e)	28,608	27,321
Series 2013-C9:
Class C, 3.8493% 5/15/46 (e)	502,000	444,270
Class D, 3.9373% 5/15/46 (b)(e)	938,000	797,300
Class E, 3.9373% 5/15/46 (b)(e)	402,000	321,600
Series 2015-C25 Class XA, 1.1751% 10/15/48 (e)(n)	13,648,732	76,309
Series 2016-C30 Class C, 4.1721% 9/15/49 (e)	151,000	125,706
Series 2016-C31 Class C, 4.399% 11/15/49 (e)	343,000	290,845
Series 2016-C32 Class C, 4.4104% 12/15/49 (e)	236,000	208,181
Series 2017-C33 Class D, 3.356% 5/15/50 (b)	520,000	430,507
Morgan Stanley Capital I Trust:
floater sequential payer Series 2019-NUGS Class A, CME Term SOFR 1 Month Index + 1.060% 6.4015% 12/15/36 (b)(e)(f)	5,100,000	4,133,936
sequential payer:
Series 2017-HR2 Class A4, 3.587% 12/15/50	2,320,000	2,227,016
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	17,798,000	17,044,127
Series 2021-L5 Class A4, 2.728% 5/15/54	1,892,000	1,669,587
Series 2024-BPR2 Class A, 7.291% 5/5/29 (b)	828,212	858,297
Series 2011-C2:
Class D, 5.385% 6/15/44 (b)(e)	442,684	422,763
Class F, 5.385% 6/15/44 (b)(e)	407,000	235,327
Class XB, 0.5154% 6/15/44 (b)(e)(n)	1,406,955	4,866
Series 2011-C3:
Class E, 5.1076% 7/15/49 (b)(e)	208,026	202,274
Class F, 5.1076% 7/15/49 (b)(e)	182,000	166,768
Class G, 5.1076% 7/15/49 (b)(e)	616,400	526,908
Series 2012-C4 Class D, 5.3359% 3/15/45 (b)(e)	90,355	84,030
Series 2014-150E:
Class C, 4.4382% 9/9/32 (b)(e)	238,000	139,230
Class F, 4.4382% 9/9/32 (b)(e)	401,000	139,079
Series 2015-MS1:
Class B, 4.1571% 5/15/48 (e)	263,000	246,610
Class C, 4.1571% 5/15/48 (e)	441,000	387,069
Class D, 4.1571% 5/15/48 (b)(e)	751,000	554,344
Series 2016-BNK2:
Class C, 3% 11/15/49 (b)	798,000	405,185
Class D, 4.009% 11/15/49 (e)	343,000	256,244
Series 2017-H1:
Class A/S, 3.773% 6/15/50	633,000	599,841
Class C, 4.281% 6/15/50	1,123,000	1,022,829
Class D, 2.546% 6/15/50 (b)	1,912,000	1,554,622
Series 2017-HR2 Class D, 2.73% 12/15/50	1,159,000	975,736
Series 2018-H4 Class A4, 4.31% 12/15/51	4,779,000	4,658,613
Series 2018-MP Class E, 4.4185% 7/11/40 (b)(e)	953,000	606,625
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (b)(e)	2,441,000	2,313,196
Class C, 3.283% 11/10/36 (b)(e)	2,343,000	2,185,182
Series 2020-CNP Class D, 2.5085% 4/5/42 (b)(e)	252,000	169,653
Series 2020-HR8 Class D, 2.5% 7/15/53 (b)	420,000	291,763
Series 2020-L4, Class C, 3.536% 2/15/53	115,000	93,151
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (b)(e)	170,000	142,997
MSWF Commercial Mortgage Trust sequential payer:
Series 2023-1:
Class A5, 5.752% 5/15/56	919,000	976,835
Class C, 6.9056% 5/15/56 (e)	613,000	644,400
Series 2023-2:
Class B, 7.1101% 12/15/56 (e)	637,000	690,786
Class C, 7.2521% 12/15/56 (e)	496,000	525,768
Class D, 4% 12/15/56 (b)	208,000	160,237
Natixis Commercial Mortgage Securities Trust:
Series 2018-285M Class F, 3.9167% 11/15/32 (b)(e)	170,000	111,350
Series 2019-10K:
Class E, 4.2724% 5/15/39 (b)(e)	753,000	645,017
Class F, 4.2724% 5/15/39 (b)(e)	768,000	639,376
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (b)(e)	399,000	246,409
Class AMZ3, 3.6167% 1/15/37 (b)(e)	189,000	97,834
NYT Mortgage Trust floater Series 2019-NYT Class F, CME Term SOFR 1 Month Index + 3.290% 8.634% 12/15/35 (b)(e)(f)	775,000	522,378
Open Trust 2023-Air sequential payer Series 2023-AIR:
Class A, CME Term SOFR 1 Month Index + 3.080% 8.426% 10/15/28 (b)(e)(f)	9,197,086	9,277,561
Class B, CME Term SOFR 1 Month Index + 3.830% 9.1749% 10/15/28 (b)(e)(f)	5,541,615	5,562,340
Class C, CME Term SOFR 1 Month Index + 5.230% 10.5728% 10/15/28 (b)(e)(f)	667,654	670,150
Class D, CME Term SOFR 1 Month Index + 6.680% 12.0206% 10/15/28 (b)(e)(f)	2,096,414	2,106,868
Class E, CME Term SOFR 1 Month Index + 9.420% 14.7664% 10/15/28 (b)(e)(f)	889,606	894,042
OPG Trust floater Series 2021-PORT:
Class G, CME Term SOFR 1 Month Index + 2.510% 7.8495% 10/15/36 (b)(e)(f)	341,250	333,546
Class J, CME Term SOFR 1 Month Index + 3.460% 8.7975% 10/15/36 (b)(e)(f)	358,150	346,677
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class F, CME Term SOFR 1 Month Index + 3.460% 8.8015% 7/15/38 (b)(e)(f)	553,000	362,224
Class NR, CME Term SOFR 1 Month Index + 6.110% 11.4515% 7/15/38 (b)(e)(f)(h)	157,000	66,858
Prima Capital CRE Securitization Ltd. Series 2020-8A Class C, 3% 12/26/70 (b)	1,705,000	1,376,447
Prima Capital Ltd. floater Series 2021-9A Class C, CME Term SOFR 1 Month Index + 2.460% 7.8061% 12/15/37 (b)(e)(f)	804,657	805,010
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	78,863	80,862
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.593% 9/15/39 (b)(e)	747,000	592,381
Series 2020-COVE Class F, 3.8518% 3/15/37 (b)(e)	1,326,000	1,103,826
SMRT Commercial Mortgage Trust floater Series 2022-MINI:
Class E, CME Term SOFR 1 Month Index + 2.700% 8.037% 1/15/39 (b)(e)(f)	1,154,000	1,099,663
Class F, CME Term SOFR 1 Month Index + 3.350% 8.687% 1/15/39 (b)(e)(f)	447,000	420,270
SOHO Trust Series 2021-SOHO Class D, 2.6966% 8/10/38 (b)(e)(h)	618,000	248,399
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3369% 2/15/39 (b)(e)(f)	4,281,000	4,190,387
Class C, CME Term SOFR 1 Month Index + 2.650% 7.9869% 2/15/39 (b)(e)(f)	2,226,000	2,163,637
SREIT Trust floater:
Series 2021-IND Class G, CME Term SOFR 1 Month Index + 3.380% 8.7173% 10/15/38 (b)(e)(f)	840,000	813,193
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.1822% 11/15/38 (b)(e)(f)	17,375,673	17,163,907
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5312% 11/15/38 (b)(e)(f)	12,554,998	12,398,250
Class C, CME Term SOFR 1 Month Index + 1.440% 6.7804% 11/15/38 (b)(e)(f)	5,441,680	5,360,153
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0296% 11/15/38 (b)(e)(f)	3,575,797	3,504,281
Class G, CME Term SOFR 1 Month Index + 3.080% 8.4252% 11/15/38 (b)(e)(f)	3,066,746	3,009,312
Series 2021-MFP2:
Class G, CME Term SOFR 1 Month Index + 3.080% 8.419% 11/15/36 (b)(e)(f)	615,000	596,607
Class J, CME Term SOFR 1 Month Index + 4.020% 9.367% 11/15/36 (b)(e)(f)	1,795,000	1,752,513
Series 2021-PALM Class G, CME Term SOFR 1 Month Index + 3.730% 9.0676% 10/15/34 (b)(e)(f)	441,000	429,713
STWD Trust floater sequential payer Series 2021-LIH:
Class E, CME Term SOFR 1 Month Index + 3.010% 8.354% 11/15/36 (b)(e)(f)	1,281,000	1,253,897
Class F, CME Term SOFR 1 Month Index + 3.660% 9.002% 11/15/36 (b)(e)(f)	1,380,000	1,353,732
Class G, CME Term SOFR 1 Month Index + 4.310% 9.651% 11/15/36 (b)(e)(f)	294,000	285,806
SUMIT Mortgage Trust Series 2022-BVUE Class F, 2.9889% 2/12/41 (b)(e)	104,000	66,025
TPGI Trust floater Series 2021-DGWD:
Class F, CME Term SOFR 1 Month Index + 3.110% 8.4545% 6/15/26 (b)(e)(f)	554,400	548,307
Class G, CME Term SOFR 1 Month Index + 3.960% 9.3045% 6/15/26 (b)(e)(f)	201,600	199,570
Tricon Residential Trust Series 2022-SFR2 Class E, 7.507% 7/17/40 (b)	1,407,000	1,449,587
UBS Commercial Mortgage Trust:
sequential payer Series 2018-C9 Class A4, 4.117% 3/15/51	1,300,000	1,248,685
Series 2012-C1:
Class E, 5% 5/10/45 (b)(e)	243,650	225,414
Class F, 5% 5/10/45 (b)(e)(h)	418,000	102,415
Series 2017-C7 Class XA, 1.1325% 12/15/50 (e)(n)	23,596,366	617,347
Series 2018-C8 Class C, 4.8396% 2/15/51 (e)	189,000	164,782
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (b)(e)	201,000	163,995
Series 2012-WRM Class E, 4.3793% 6/10/30 (b)(e)(h)	478,000	345,924
VASA Trust:
floater Series 2021-VASA Class G, CME Term SOFR 1 Month Index + 5.110% 10.4515% 7/15/39 (b)(e)(f)(h)	168,000	76,533
floater sequential payer Series 2021-VASA:
Class B, CME Term SOFR 1 Month Index + 1.360% 6.7015% 7/15/39 (b)(e)(f)	577,000	482,548
Class F, CME Term SOFR 1 Month Index + 4.010% 9.3515% 7/15/39 (b)(e)(f)	767,000	395,430
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	12,891,000	10,537,851
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)	800,000	653,150
Class X, 0.5162% 10/10/42 (b)(e)(n)	19,300,000	420,821
Wells Fargo Commercial Mortage Trust 20 floater Series 2024-MGP:
Class A11, CME Term SOFR 1 Month Index + 1.990% 7.3407% 8/15/41 (b)(e)(f)	1,800,000	1,795,306
Class A12, CME Term SOFR 1 Month Index + 1.690% 7.0412% 8/15/41 (b)(e)(f)	7,000,000	6,981,746
Wells Fargo Commercial Mortgag Series 2024-1CHI Class E, 7.5743% 7/15/35 (b)(e)	685,000	685,282
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6515% 5/15/31 (b)(e)(f)	8,949,000	8,721,019
Series 2021-SAVE:
Class D, CME Term SOFR 1 Month Index + 2.610% 7.9515% 2/15/40 (b)(e)(f)	173,600	170,999
Class E, CME Term SOFR 1 Month Index + 3.760% 9.1015% 2/15/40 (b)(e)(f)	124,000	122,318
sequential payer:
Series 2017-C38 Class ASB, 3.261% 7/15/50	2,986,286	2,933,455
Series 2017-C42 Class ASB, 3.488% 12/15/50	3,250,932	3,196,823
Series 2020-C57 Class D, 2.5% 8/15/53 (b)	581,000	441,384
Series 2021-C60 Class A4, 2.342% 8/15/54	1,195,000	1,025,266
Series 2021-C61 Class A4, 2.658% 11/15/54	619,000	538,291
Series 2015-C31 Class XA, 1.0985% 11/15/48 (e)(n)	11,141,865	75,922
Series 2015-NXS4 Class D, 3.8264% 12/15/48 (e)	483,000	441,224
Series 2016-BNK1:
Class C, 3.071% 8/15/49	254,000	164,034
Class D, 3% 8/15/49 (b)	266,000	117,755
Series 2016-C34 Class XA, 2.2161% 6/15/49 (e)(n)	8,995,138	171,341
Series 2016-LC25 Class C, 4.4752% 12/15/59 (e)	328,000	294,231
Series 2016-NXS6:
Class C, 4.5379% 11/15/49 (e)	745,000	683,429
Class D, 3.059% 11/15/49 (b)	733,000	612,472
Series 2018-C43 Class C, 4.514% 3/15/51	228,000	209,086
Series 2018-C44 Class D, 3% 5/15/51 (b)	1,512,000	1,111,684
Series 2018-C46 Class XA, 1.0782% 8/15/51 (e)(n)	23,374,255	534,932
Series 2019-AA Class D, 3.514% 10/15/52	645,000	568,473
Series 2019-C49 Class C, 4.866% 3/15/52 (e)	1,633,000	1,534,768
Series 2021-C60 Class D, 2.5% 8/15/54 (b)	495,000	349,686
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class ASB, 2.651% 2/15/53	2,500,000	2,369,481
Wells Fargo Commercial Mtg Trust 2024-5 sequential payer Series 2024-5C1 Class A3, 5.928% 7/15/57	4,100,000	4,285,135
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (e)(h)	203,000	15,233
Series 2011-C3 Class D, 6.0497% 3/15/44 (b)(e)	241,191	86,780
Series 2011-C4:
Class D, 4.5552% 6/15/44 (b)(e)	191,482	170,419
Class E, 4.5552% 6/15/44 (b)(e)	183,000	148,230
Series 2013-C11:
Class D, 4.1974% 3/15/45 (b)(e)	443,749	354,630
Class E, 4.1974% 3/15/45 (b)(e)	976,128	614,150
Series 2013-C13 Class D, 4.1422% 5/15/45 (b)(e)	294,636	261,935
Series 2013-C16 Class D, 4.7662% 9/15/46 (b)(e)	69,410	64,204
Series 2014-C21 Class XA, 0.7162% 8/15/47 (e)(n)	2,455,704	43
Series 2014-C24 Class XA, 0.9584% 11/15/47 (e)(n)	5,695,259	142
WFCM:
Series 2022-C62:
Class C, 4.3513% 4/15/55 (e)	1,077,000	886,667
Class D, 2.5% 4/15/55 (b)	756,000	479,825
Series 2022-C62, Class A4, 4% 4/15/55	827,000	783,510
Worldwide Plaza Trust Series 2017-WWP:
Class E, 3.7154% 11/10/36 (b)(e)	198,000	13,860
Class F, 3.7154% 11/10/36 (b)(e)	1,082,000	54,100
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (b)(e)	289,000	239,048
Class PR2, 3.6332% 6/5/35 (b)(e)	755,000	608,608
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,207,291,753)		1,170,781,698

Foreign Government and Government Agency Obligations - 1.3%
		Principal Amount (a)	Value ($)
Abu Dhabi National Energy Co. PJSC 4.375% 1/24/29 (b)		555,000	555,866
Angola Republic:
8.25% 5/9/28 (b)		945,000	903,361
8.75% 4/14/32 (b)		430,000	390,496
9.375% 5/8/48 (b)		620,000	533,200
9.5% 11/12/25 (b)		1,465,000	1,492,011
Arab Republic of Egypt:
7.0529% 1/15/32 (b)		25,000	20,883
7.5% 1/31/27 (b)		1,403,000	1,372,309
7.5% 2/16/61 (b)		1,435,000	990,598
7.6003% 3/1/29 (b)		560,000	526,750
7.625% 5/29/32 (b)		700,000	599,375
7.903% 2/21/48 (b)		684,000	503,595
8.5% 1/31/47 (b)		904,000	699,188
8.7002% 3/1/49 (b)		1,105,000	863,966
Argentine Republic:
0.75% 7/9/30 (g)		9,941,448	5,651,713
1% 7/9/29		1,021,922	614,686
3.5% 7/9/41 (g)		1,920,000	799,680
4.125% 7/9/35 (g)		6,858,814	3,041,884
5% 1/9/38 (g)		4,159,773	2,023,730
Bahamian Republic 6% 11/21/28 (b)		525,000	484,969
Bahrain Kingdom:
5.625% 5/18/34 (b)		310,000	290,625
7.5% 2/12/36 (b)		365,000	385,873
Bank Gospodarstwa Krajowego:
5.375% 5/22/33 (b)		335,000	342,933
6.25% 10/31/28 (b)		315,000	335,944
6.25% 7/9/54 (b)		925,000	998,935
Barbados Government 6.5% 10/1/29 (b)		965,000	923,988
Bermuda Government:
2.375% 8/20/30 (b)		280,000	245,000
3.375% 8/20/50 (b)		230,000	167,253
3.717% 1/25/27 (b)		1,185,000	1,155,005
4.75% 2/15/29 (b)		520,000	516,818
5% 7/15/32 (b)		390,000	390,853
Bonos para la Reconstruccion de una Argentina Libre 0% 6/30/25		1,063,372	864,160
Brazilian Federative Republic:
3.875% 6/12/30		1,535,000	1,408,363
6% 10/20/33		595,000	595,774
7.125% 1/20/37		840,000	912,349
7.125% 5/13/54		620,000	634,892
8.25% 1/20/34		1,976,000	2,289,986
Canadian Government:
2.75% 6/1/33	CAD	1,250,000	901,792
3% 6/1/34	CAD	220,000	161,046
Chilean Republic:
2.45% 1/31/31		2,145,000	1,898,325
2.75% 1/31/27		425,000	407,337
3.1% 1/22/61		1,525,000	1,001,163
3.25% 9/21/71		250,000	164,500
3.5% 1/31/34		280,000	253,925
4% 1/31/52		245,000	199,599
4.34% 3/7/42		360,000	324,180
5.33% 1/5/54		905,000	897,651
Colombian Republic:
3% 1/30/30		1,800,000	1,523,700
3.125% 4/15/31		785,000	641,738
3.25% 4/22/32		400,000	318,800
4.125% 5/15/51		325,000	203,434
5% 6/15/45		2,135,000	1,547,768
5.2% 5/15/49		900,000	660,555
6.125% 1/18/41		60,000	52,290
7.375% 9/18/37		205,000	206,333
7.5% 2/2/34		395,000	407,245
8% 4/20/33		730,000	777,815
8% 11/14/35		4,660,000	4,944,260
8.75% 11/14/53		6,040,000	6,571,218
Costa Rican Republic:
5.625% 4/30/43 (b)		680,000	629,000
7.3% 11/13/54 (b)		560,000	606,374
Democratic Socialist Republic of Sri Lanka:
6.2% (b)(d)		345,000	180,156
6.825% (b)(d)		1,035,000	546,615
6.85% (b)(d)		460,000	246,675
7.55% (b)(d)		335,000	176,713
7.85% (b)(d)		865,000	459,802
Dominican Republic:
4.5% 1/30/30 (b)		855,000	809,865
4.875% 9/23/32 (b)		2,145,000	2,018,981
5.875% 1/30/60 (b)		570,000	523,260
5.95% 1/25/27 (b)		1,164,000	1,174,185
6% 7/19/28 (b)		549,000	559,640
6.5% 2/15/48 (b)		300,000	303,564
6.6% 6/1/36 (b)		419,000	440,369
6.85% 1/27/45 (b)		1,012,000	1,064,503
6.875% 1/29/26 (b)		1,378,000	1,401,254
7.05% 2/3/31 (b)		795,000	851,048
7.45% 4/30/44 (b)		401,000	447,993
Ecuador Republic:
5.5% 7/31/35 (b)(g)		1,350,000	745,875
6.9% 7/31/30 (b)		1,955,000	1,390,983
El Salvador Republic:
0.25% 4/17/30 (b)		540,000	13,770
6.375% 1/18/27 (b)		105,000	98,372
7.1246% 1/20/50 (b)		405,000	280,588
7.625% 2/1/41 (b)		120,000	88,500
7.65% 6/15/35 (b)		415,000	325,153
9.25% 4/17/30 (b)		540,000	510,410
Emirate of Abu Dhabi:
3% 9/15/51 (b)		1,015,000	723,827
3.125% 9/30/49 (b)		3,170,000	2,329,950
3.875% 4/16/50 (b)		1,375,000	1,157,585
5.5% 4/30/54 (b)		730,000	783,381
Emirate of Dubai:
3.9% 9/9/50 (Reg. S)		1,600,000	1,231,200
5.25% 1/30/43 (Reg. S)		560,000	555,800
Export Credit Bank of Turkey 9% 1/28/27 (b)		555,000	586,913
Gabonese Republic:
6.625% 2/6/31 (b)		810,000	618,891
7% 11/24/31 (b)		880,000	671,000
Georgia Republic 2.75% 4/22/26 (b)		650,000	610,797
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	4,025,000	3,682,828
2.1% 11/15/29(Reg. S)	EUR	2,200,000	2,422,381
2.5% 7/4/44	EUR	3,880,000	4,250,511
3.25% 7/4/42 (l)	EUR	14,300,000	17,339,843
Ghana Republic:
7.75% (b)(d)		305,000	159,744
8.627% (b)(d)		605,000	313,466
10.75% 10/14/30 (b)		925,000	631,895
Guatemalan Republic:
4.875% 2/13/28 (b)		385,000	378,623
4.9% 6/1/30 (b)		325,000	316,469
6.125% 6/1/50 (b)		335,000	318,459
6.6% 6/13/36 (b)		535,000	558,010
Hungarian Republic:
2.125% 9/22/31 (b)		285,000	234,698
3.125% 9/21/51 (b)		605,000	400,056
5.25% 6/16/29 (b)		610,000	615,948
5.5% 6/16/34 (b)		1,025,000	1,037,492
6.125% 5/22/28 (b)		385,000	399,317
6.25% 9/22/32 (b)		385,000	412,085
6.75% 9/25/52 (b)		270,000	304,088
Indonesian Republic:
3.2% 9/23/61		645,000	441,623
3.5% 2/14/50		730,000	569,856
3.85% 10/15/30		460,000	442,750
4.1% 4/24/28		705,000	699,052
4.2% 10/15/50		24,000,000	21,037,500
4.35% 1/11/48		655,000	592,570
5.125% 1/15/45 (b)		1,660,000	1,681,298
5.25% 1/17/42 (b)		485,000	497,428
5.95% 1/8/46 (b)		560,000	617,400
6.75% 1/15/44 (b)		380,000	457,900
7.75% 1/17/38 (b)		1,897,000	2,401,483
8.5% 10/12/35 (b)		1,910,000	2,483,478
Islamic Republic of Pakistan:
6% 4/8/26 (b)		1,205,000	1,105,588
6.875% 12/5/27 (b)		350,000	303,625
7.375% 4/8/31 (b)		1,165,000	927,631
Israeli State:
3.375% 1/15/50		1,090,000	736,029
5.75% 3/12/54		600,000	576,000
Ivory Coast:
6.125% 6/15/33 (b)		1,680,000	1,535,625
6.375% 3/3/28 (b)		2,030,000	2,015,831
8.25% 1/30/37 (b)		570,000	567,863
Jamaican Government:
6.75% 4/28/28		275,000	289,138
7.875% 7/28/45		250,000	302,265
Jordanian Kingdom:
4.95% 7/7/25 (b)		1,230,000	1,208,091
7.375% 10/10/47 (b)		155,000	140,663
7.5% 1/13/29 (b)		225,000	228,375
7.75% 1/15/28 (b)		445,000	455,511
Kingdom of Saudi Arabia:
2.25% 2/2/33 (b)		1,240,000	1,026,875
3.25% 10/22/30 (b)		5,890,000	5,490,894
3.45% 2/2/61 (b)		1,940,000	1,345,875
3.625% 3/4/28 (b)		425,000	414,508
3.75% 1/21/55 (b)		975,000	727,289
4.5% 10/26/46 (b)		1,150,000	1,013,078
4.5% 4/22/60 (b)		4,190,000	3,568,047
4.625% 10/4/47 (b)		850,000	761,547
5% 1/18/53 (b)		635,000	588,963
5.75% 1/16/54 (b)		600,000	612,000
Lebanese Republic:
5.8% (d)		1,113,000	72,000
6.375% (d)		977,000	62,894
Mongolia Government 7.875% 6/5/29 (b)		200,000	208,750
Moroccan Kingdom 6.5% 9/8/33 (b)		870,000	928,803
Panamanian Republic:
2.252% 9/29/32		580,000	434,130
3.298% 1/19/33		615,000	498,857
3.87% 7/23/60		1,055,000	643,877
4.5% 5/15/47		350,000	255,476
4.5% 4/16/50		1,090,000	774,554
6.4% 2/14/35		840,000	838,026
6.853% 3/28/54		330,000	323,502
7.875% 3/1/57		545,000	597,118
8% 3/1/38		575,000	633,759
Peruvian Republic:
2.783% 1/23/31		1,300,000	1,149,363
3% 1/15/34		610,000	517,738
3.3% 3/11/41		700,000	546,875
Philippine Republic:
2.65% 12/10/45		665,000	455,941
2.95% 5/5/45		270,000	195,497
5% 7/17/33		360,000	366,863
5.5% 1/17/48		320,000	334,400
5.6% 5/14/49		555,000	586,566
5.609% 4/13/33		520,000	550,875
5.95% 10/13/47		830,000	916,631
Polish Government:
5.5% 4/4/53		370,000	377,940
5.5% 3/18/54		540,000	552,593
5.75% 11/16/32		725,000	778,179
Provincia de Cordoba:
6.875% 12/10/25 (b)		467,514	444,652
6.99% 6/1/27 (b)		640,167	555,563
Republic of Armenia 3.6% 2/2/31 (b)		520,000	437,125
Republic of Benin 7.96% 2/13/38 (b)		1,200,000	1,148,625
Republic of Kenya:
6.3% 1/23/34 (b)		470,000	360,725
7.25% 2/28/28 (b)		180,000	165,150
9.75% 2/16/31 (b)		660,000	639,375
Republic of Montenegro 7.25% 3/12/31 (b)		725,000	748,789
Republic of Nigeria:
6.125% 9/28/28 (b)		1,740,000	1,566,000
6.5% 11/28/27 (b)		375,000	349,219
7.143% 2/23/30 (b)		1,150,000	1,040,391
7.625% 11/21/25 (b)		905,000	906,697
7.696% 2/23/38 (b)		480,000	384,600
7.875% 2/16/32 (b)		810,000	720,900
Republic of Paraguay:
2.739% 1/29/33 (b)		320,000	269,600
4.95% 4/28/31 (b)		1,050,000	1,037,531
5.4% 3/30/50 (b)		330,000	302,267
6% 2/9/36 (b)		355,000	370,311
Republic of Senegal 6.25% 5/23/33 (b)		560,000	485,975
Republic of Serbia:
2.125% 12/1/30 (b)		1,605,000	1,322,119
6% 6/12/34 (b)		625,000	633,047
6.5% 9/26/33 (b)		725,000	756,356
Republic of Uzbekistan 3.7% 11/25/30 (b)		395,000	335,997
Republic of Zambia:
0.5% 12/31/53 (b)		108,368	53,710
5.75% 6/30/33 (b)		115,431	100,894
Romanian Republic:
3% 2/27/27 (b)		487,000	461,676
3% 2/14/31 (b)		1,617,000	1,390,248
3.625% 3/27/32 (b)		652,000	572,945
4% 2/14/51 (b)		715,000	510,610
6.625% 2/17/28 (b)		385,000	400,208
7.125% 1/17/33 (b)		150,000	162,328
Rwanda Republic 5.5% 8/9/31 (b)		1,015,000	815,489
South African Republic:
4.85% 9/27/27		480,000	473,654
4.85% 9/30/29		335,000	319,684
5% 10/12/46		670,000	503,693
5.65% 9/27/47		480,000	387,254
5.75% 9/30/49		1,070,000	861,350
5.875% 4/20/32		675,000	656,458
State of Qatar:
4.4% 4/16/50 (b)		2,630,000	2,419,600
4.625% 6/2/46 (b)		1,255,000	1,205,584
4.817% 3/14/49 (b)		975,000	958,242
5.103% 4/23/48 (b)		2,335,000	2,378,781
9.75% 6/15/30 (b)		413,000	532,125
Sultanate of Oman:
5.625% 1/17/28 (b)		2,470,000	2,521,716
6% 8/1/29 (b)		720,000	749,520
6.25% 1/25/31 (b)		520,000	552,651
6.5% 3/8/47 (b)		300,000	316,875
6.75% 1/17/48 (b)		1,661,000	1,801,666
7% 1/25/51 (b)		230,000	256,953
Turkish Republic:
4.25% 4/14/26		1,685,000	1,657,092
4.75% 1/26/26		1,500,000	1,486,875
4.875% 10/9/26		1,395,000	1,377,998
4.875% 4/16/43		1,675,000	1,229,031
5.125% 2/17/28		755,000	736,833
5.25% 3/13/30		315,000	298,321
5.75% 5/11/47		677,000	534,830
6% 3/25/27		235,000	236,689
6% 1/14/41		1,490,000	1,281,866
6.625% 2/17/45		640,000	567,600
7.125% 7/17/32		450,000	453,375
7.625% 5/15/34		620,000	644,800
9.125% 7/13/30		705,000	786,956
9.375% 3/14/29		1,455,000	1,624,144
9.375% 1/19/33		2,095,000	2,401,394
9.875% 1/15/28		1,960,000	2,182,950
Ukraine Government:
0% 2/1/30 (b)(r)		213,405	90,164
0% 2/1/34 (b)(r)		797,473	245,223
0% 2/1/35 (b)(r)		673,923	269,569
0% 2/1/36 (b)(r)		561,600	222,394
0% 8/1/41 (b)(e)		530,000	365,700
1.75% 2/1/29 (b)(g)		1,143,160	680,180
1.75% 2/1/34 (b)(g)		1,203,000	526,313
1.75% 2/1/35 (b)(g)		926,780	398,515
1.75% 2/1/36 (b)(g)		633,860	269,391
United Mexican States:
2.659% 5/24/31		665,000	564,834
3.25% 4/16/30		1,145,000	1,039,088
3.5% 2/12/34		1,095,000	922,538
3.75% 1/11/28		820,000	793,606
3.75% 4/19/71		1,230,000	773,747
3.771% 5/24/61		840,000	540,488
4.5% 4/22/29		485,000	474,999
4.875% 5/19/33		560,000	531,300
5.75% 10/12/2110		1,520,000	1,301,500
6% 5/7/36		1,050,000	1,059,844
6.05% 1/11/40		980,000	981,225
6.338% 5/4/53		540,000	530,381
6.35% 2/9/35		780,000	810,713
Uruguay Republic:
5.1% 6/18/50		1,230,000	1,220,775
5.75% 10/28/34		555,000	601,134
Venezuelan Republic:
9.25% (d)		4,549,000	724,428
11.95% (Reg. S) (d)		938,300	146,375
12.75% (d)		199,600	31,936
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $268,036,155)			258,957,488

Supranational Obligations - 0.1%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 1/14/31 (Reg. S)	EUR	4,200,000	3,947,280
3% 11/15/28 (Reg. S)	EUR	6,700,000	7,549,414
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $10,849,513)			11,496,694

Common Stocks - 0.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
New Cineworld Ltd. (h)(s)	64,448	1,063,392
Wireless Telecommunication Services - 0.0%
Digicel Group Ltd. (h)	9,011	28,745
TOTAL COMMUNICATION SERVICES		1,092,137
CONSUMER DISCRETIONARY - 0.0%
Automobile Components - 0.0%
Aptiv PLC (s)	13,800	987,114
Hotels, Restaurants & Leisure - 0.0%
Old Claimco LLC (h)(s)	40,185	527,629
Specialty Retail - 0.0%
JOANN, Inc. (h)	356,379	823,235
TOTAL CONSUMER DISCRETIONARY		2,337,978
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd. (h)(s)	55,600	6
Oil, Gas & Consumable Fuels - 0.1%
California Resources Corp.	64,731	3,396,436
California Resources Corp. warrants 10/27/24 (s)	3,601	61,397
Chesapeake Energy Corp.	55,352	4,123,170
Chesapeake Energy Corp. (t)	351	26,146
EP Energy Corp. (h)(s)	3,729	5,183
Exxon Mobil Corp.	12,988	1,531,805
Mesquite Energy, Inc. (h)(s)	66,231	5,562,773
		14,706,910
TOTAL ENERGY		14,706,916
FINANCIALS - 0.0%
Financial Services - 0.0%
ACNR Holdings, Inc. (h)	23,085	2,007,933
Carnelian Point Holdings LP warrants (h)(s)	1,272	3,714
Lime Tree Bay Ltd. (h)(s)	464	32,805
		2,044,452
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Cano Health, Inc. (h)	132,794	1,472,685
Cano Health, Inc. warrants (h)(s)	7,062	25,706
Centene Corp. (s)	11,500	906,545
		2,404,936
INDUSTRIALS - 0.0%
Machinery - 0.0%
TNT Crane & Rigging LLC (h)(s)	47,366	74,365
TNT Crane & Rigging LLC warrants 10/31/25 (h)(s)	2,081	0
		74,365
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Coherent Corp. (s)	14,500	1,130,275
IT Services - 0.0%
GTT Communications, Inc. (h)(s)	40,553	1,529,254
TOTAL INFORMATION TECHNOLOGY		2,659,529
TOTAL COMMON STOCKS (Cost $15,671,292)		25,320,313

Preferred Stocks - 0.0%
	Shares	Value ($)
Convertible Preferred Stocks - 0.0%
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
RLJ Lodging Trust Series A, 1.95%	11,325	293,261
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Mortgage Real Estate Investment Trusts - 0.0%
AGNC Investment Corp. Series E, 6.50%	37,320	931,134
Arbor Realty Trust, Inc. Series F, 6.25% (e)	22,800	426,588
Dynex Capital, Inc. Series C 6.90%	11,400	283,518
Franklin BSP Realty Trust, Inc. 7.50%	18,900	415,800
MFA Financial, Inc. Series B, 7.50%	13,700	304,688
		2,361,728
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Cedar Realty Trust, Inc.:
7.25%	550	7,997
Series C, 6.50%	14,300	197,340
DiamondRock Hospitality Co. 8.25%	7,100	179,985
National Storage Affiliates Trust Series A, 6.00%	6,925	158,444
Realty Income Corp. 6.00%	10,200	257,754
Rexford Industrial Realty, Inc. Series B, 5.875%	16,525	378,918
		1,180,438
Real Estate Management & Development - 0.0%
Digitalbridge Group, Inc.:
Series H, 7.125%	12,825	306,518
Series I, 7.15%	17,100	411,026
		717,544
TOTAL REAL ESTATE		1,897,982

TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,259,710
TOTAL PREFERRED STOCKS (Cost $4,715,748)		4,552,971

Bank Loan Obligations - 5.0%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.8014% 8/15/28 (e)(f)(u)	9,645,581	7,310,579
Aventiv Technologies LLC:
1LN, term loan:
CME Term SOFR 3 Month Index + 5.090% 10.6862% 7/31/25 (e)(f)(u)	3,750,662	2,827,999
CME Term SOFR 3 Month Index + 7.500% 13.0962% 7/31/25 (e)(f)(u)	98,172	98,417
Tranche 2LN, term loan CME Term SOFR 3 Month Index + 8.650% 14.6462% 11/1/25 (e)(f)(u)	2,821,847	385,662
Tranche FLSO 1LN, term loan CME Term SOFR 1 Month Index + 7.500% 13.0962% 7/31/25 (e)(f)(h)(u)	224,182	224,182
Connect U.S. Finco LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.7467% 12/12/26 (e)(f)(u)	249,352	249,457
CME Term SOFR 1 Month Index + 4.500% 9.7467% 9/13/29 (e)(f)(u)	1,301,350	1,263,936
Frontier Communications Holdings LLC Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 3.500% 8.763% 7/1/31 (e)(f)(u)	3,266,000	3,266,000
Lorca Co.-Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8346% 4/17/31 (e)(f)(u)	683,288	684,996
Patagonia Holdco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 10.8542% 8/1/29 (e)(f)(u)	1,161,743	1,078,725
Zayo Group Holdings, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.3612% 3/9/27 (e)(f)(u)	4,941,809	4,553,680
CME Term SOFR 1 Month Index + 4.320% 9.4967% 3/9/27 (e)(f)(u)	1,477,330	1,369,603
		23,313,236
Entertainment - 0.1%
Allen Media LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.9846% 2/10/27 (e)(f)(u)	4,202,572	2,768,444
AP Core Holdings II LLC:
Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8612% 9/1/27 (e)(f)(u)	1,759,979	1,543,748
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8612% 9/1/27 (e)(f)(u)	3,250,000	2,818,368
ECL Entertainment LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2467% 8/30/30 (e)(f)(u)	125,000	125,313
Sweetwater Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6112% 8/5/28 (e)(f)(u)	1,565,237	1,565,237
		8,821,110
Interactive Media & Services - 0.0%
TripAdvisor, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 7/8/31 (e)(f)(u)	670,000	668,606
Media - 0.1%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8325% 10/28/27 (e)(f)(u)	2,436,103	2,377,563
Charter Communication Operating LLC:
Tranche B2 1LN, term loan CME Term SOFR 3 Month Index + 1.750% 7.0816% 2/1/27 (e)(f)(u)	3,678,482	3,674,914
Tranche B4 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.3316% 12/9/30 (e)(f)(u)	815,900	811,160
Coral-U.S. Co.-Borrower LLC Tranche B, term loan CME Term SOFR 1 Month Index + 2.250% 7.7014% 1/31/28 (e)(f)(u)	1,015,000	1,001,805
CSC Holdings LLC:
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9514% 4/15/27 (e)(f)(u)	592,789	498,239
Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8369% 1/18/28 (e)(f)(u)	2,620,322	2,495,857
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4423% 5/25/26 (e)(f)(u)	1,077,384	981,185
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 0% (d)(f)(u)	5,328,923	66,612
term loan 10% 8/2/27 (u)	1,125,038	1,434,424
Dotdash Meredith, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3006% 12/1/28 (e)(f)(u)	4,272,769	4,267,428
LCPR Loan Financing LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2014% 9/25/28 (e)(f)(u)	635,000	582,930
Nexstar Media, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.8612% 9/19/26 (e)(f)(u)	1,945,410	1,947,025
Planet U.S. Buyer LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.6042% 2/10/31 (e)(f)(u)	1,490,000	1,498,195
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5846% 6/24/29 (e)(f)(u)	661,500	652,821
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.6112% 3/24/26 (e)(f)(u)	1,088,929	1,087,709
CME Term SOFR 1 Month Index + 3.250% 8.6112% 1/31/29 (e)(f)(u)	2,761,737	2,675,432
Virgin Media Bristol LLC Tranche Y 1LN, term loan CME Term SOFR 6 Month Index + 3.250% 8.6562% 3/6/31 (e)(f)(u)	1,510,000	1,445,402
		27,498,701
Wireless Telecommunication Services - 0.0%
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2521% 1/30/31 (e)(f)(u)	3,400,000	3,419,822
SBA Senior Finance II, LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.25% 1/27/31 (e)(f)(u)	1,052,363	1,053,394
		4,473,216
TOTAL COMMUNICATION SERVICES		64,774,869
CONSUMER DISCRETIONARY - 1.2%
Automobile Components - 0.1%
American Trailer World Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0967% 3/5/28 (e)(f)(u)	2,661,378	2,449,798
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.7467% 5/6/30 (e)(f)(u)	2,796,863	2,799,184
Hertz Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0975% 6/30/28 (e)(f)(u)	1,318,375	1,187,948
Novae LLC 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.4975% 12/22/28 (e)(f)(u)	946,944	942,805
Power Stop LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 9.9072% 1/26/29 (e)(f)(u)	2,154,053	2,067,890
		9,447,625
Automobiles - 0.0%
Bombardier Recreational Products, Inc.:
Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 12/13/29 (e)(f)(u)	1,529,165	1,529,440
Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 1/22/31 (e)(f)(u)	575,865	576,009
CWGS Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8905% 6/3/28 (e)(f)(u)	3,363,982	3,201,401
		5,306,850
Broadline Retail - 0.2%
CMG Media Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9346% 12/17/26 (e)(f)(u)	5,435,577	4,680,521
CNT Holdings I Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7521% 11/8/27 (e)(f)(u)	2,836,304	2,842,005
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1112% 3/5/28 (e)(f)(u)	31,828,264	31,814,896
		39,337,422
Distributors - 0.1%
Aip Rd Buyer Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.7467% 12/26/28 (e)(f)(u)	2,802,847	2,814,535
BCPE Empire Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2467% 12/25/28 (e)(f)(u)	4,990,223	4,993,367
Gloves Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3612% 1/6/28 (e)(f)(u)	144,673	144,403
Windsor Holdings III, LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3115% 8/1/30 (e)(f)(u)	2,310,686	2,317,179
		10,269,484
Diversified Consumer Services - 0.1%
AI Aqua Merger Sub, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8426% 7/30/28 (e)(f)(u)	3,426,413	3,429,633
Fugue Finance LLC Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 3.750% 8.8072% 2/26/31 (e)(f)(u)	124,688	125,436
CME Term SOFR 3 Month Index + 4.000% 9.0572% 1/26/28 (e)(f)(u)	1,266,582	1,272,383
KUEHG Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8346% 6/12/30 (e)(f)(u)	7,199,855	7,227,863
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.2479% 8/11/28 (e)(f)(u)	1,338,820	1,343,171
Sotheby's Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.063% 1/15/27 (e)(f)(u)	1,215,961	1,187,252
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6001% 3/4/28 (e)(f)(u)	15,983,371	13,529,924
TKC Holdings, Inc. 1LN, term loan 13.5% 2/14/27 (e)(u)	769,094	636,425
		28,752,087
Hotels, Restaurants & Leisure - 0.6%
1011778 BC ULC Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.9967% 9/23/30 (e)(f)(u)	2,815,399	2,791,215
19Th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7003% 2/7/29 (e)(f)(u)	3,515,725	3,439,539
Alterra Mountain Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4967% 8/17/28 (e)(f)(u)	2,439,982	2,441,812
Aramark Services, Inc. Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 6/24/30 (e)(f)(u)	693,755	695,836
Arcis Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1112% 11/24/28 (e)(f)(u)	1,439,600	1,442,595
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4115% 9/9/26 (e)(f)(u)	357,005	357,005
Bulldog Purchaser, Inc. Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 6.750% 12.0846% 6/14/32 (e)(f)(u)	225,000	223,126
Caesars Entertainment, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 1/26/30 (e)(f)(u)	10,123,846	10,119,088
Tranche B1 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 7.9967% 2/6/31 (e)(f)(u)	1,341,638	1,339,397
Carnival Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 7.9967% 8/9/27 (e)(f)(u)	1,373,255	1,377,553
CME Term SOFR 1 Month Index + 2.750% 7.9967% 10/18/28 (e)(f)(u)	2,155,981	2,157,512
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3924% 7/21/30 (e)(f)(u)	11,236,752	11,180,569
ClubCorp Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.5962% 9/18/26 (e)(f)(u)	5,427,647	5,433,075
Dave & Buster's, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5% 6/29/29 (e)(f)(u)	1,788,520	1,785,175
Delta 2 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.5846% 1/15/30 (e)(f)(u)	3,260,000	3,272,225
Entain Holdings Gibraltar Ltd. Tranche B4 1LN, term loan CME Term SOFR 6 Month Index + 2.250% 7.864% 3/16/27 (e)(f)(u)	917,386	919,486
Entain PLC Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 2.750% 8.014% 10/31/29 (e)(f)(u)	2,048,654	2,051,215
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.0869% 1/27/29 (e)(f)(u)	15,920,372	15,883,118
Fitness International LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5053% 2/12/29 (e)(f)(u)	947,625	944,071
Flutter Financing B.V. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.5846% 11/25/30 (e)(f)(u)	3,620,341	3,619,690
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6112% 12/1/28 (e)(f)(u)	946,948	947,895
Four Seasons Hotels Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 11/30/29 (e)(f)(u)	2,698,316	2,705,062
Golden Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5016% 5/26/30 (e)(f)(u)	2,640,121	2,636,820
Herschend Entertainment Co. LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.2467% 8/27/28 (e)(f)(u)	560,933	561,399
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 7.4967% 1/17/31 (e)(f)(u)	1,640,888	1,633,569
CME Term SOFR 1 Month Index + 3.000% 7.7467% 8/2/28 (e)(f)(u)	5,551,725	5,543,898
Hilton Worldwide Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.028% 11/8/30 (e)(f)(u)	1,144,889	1,146,194
Life Time, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5137% 1/15/26 (e)(f)(u)	554,839	556,109
Light & Wonder International, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5916% 4/16/29 (e)(f)(u)	2,126,969	2,125,906
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5846% 8/1/30 (e)(f)(u)	1,282,976	1,282,515
Pacific Bells LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.0962% 11/10/28 (e)(f)(u)	979,132	977,604
Restaurant Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5846% 4/1/29 (e)(f)(u)	2,125,709	2,009,135
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.7467% 8/25/28 (e)(f)(u)	258,700	258,296
Station Casinos LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.4967% 3/14/31 (e)(f)(u)	3,541,125	3,538,398
Tait LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 8/14/31 (f)(u)(v)	665,000	661,675
Travelport Finance Luxembourg SARL 1LN, term loan CME Term SOFR 3 Month Index + 7.000% 13.5932% 9/29/28 (e)(f)(u)	1,979,064	1,702,886
United PF Holdings LLC:
1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5137% 12/30/26 (e)(f)(u)	7,295,895	6,631,968
2LN, term loan 3 month U.S. LIBOR + 8.500% 14.0137% 12/30/27 (e)(f)(u)	300,000	219,000
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 8.500% 14.0137% 12/30/26 (e)(f)(u)	428,313	411,180
Whatabrands LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 8/3/28 (e)(f)(u)	4,049,109	4,050,648
		111,073,459
Household Durables - 0.0%
Mattress Firm, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8462% 9/24/28 (e)(f)(u)	2,973,534	2,971,928
Runner Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.6717% 10/21/28 (e)(f)(u)	784,394	392,691
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6112% 10/30/27 (e)(f)(u)	2,233,416	2,069,170
		5,433,789
Leisure Products - 0.0%
Topgolf Callaway Brands Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.2467% 3/18/30 (e)(f)(u)	2,928,024	2,897,514
Specialty Retail - 0.1%
Academy Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.065% 11/6/27 (e)(f)(u)	789,681	787,051
At Home Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.565% 7/24/28 (e)(f)(u)	770,021	271,432
Belron Finance U.S. LLC Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 2.000% 7.319% 4/28/28 (e)(f)(u)	512,352	513,474
CME Term SOFR 3 Month Index + 2.250% 7.6292% 4/13/29 (e)(f)(u)	464,103	465,843
Empire Today LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.5137% 4/1/28 (e)(f)(u)	1,682,849	1,215,253
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.6872% 6/5/31 (e)(f)(u)	1,240,000	1,222,243
Johnstone Supply LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.352% 5/16/31 (e)(f)(u)	1,299,000	1,297,701
Kodiak BP LLC Tranche B2 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0846% 3/13/28 (e)(f)(u)	518,700	521,294
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1395% 6/6/31 (e)(f)(u)	6,368,092	6,173,420
RVR Dealership Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0967% 2/8/28 (e)(f)(u)	1,768,522	1,577,770
Staples, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.0844% 9/10/29 (e)(f)(u)	4,850,000	4,413,500
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.6112% 4/16/28 (e)(f)(u)	1,285,786	1,287,394
Wand NewCo 3, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5967% 1/30/31 (e)(f)(u)	1,905,000	1,906,581
Woof Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3462% 12/21/27 (e)(f)(u)	1,240,673	833,584
		22,486,540
Textiles, Apparel & Luxury Goods - 0.0%
Crocs, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5846% 2/20/29 (e)(f)(u)	992,731	995,590
Fanatics Commerce Intermediate Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6112% 11/23/28 (e)(f)(u)	506,870	503,915
Varsity Brands LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7/26/31 (f)(u)(v)	2,670,000	2,657,478
		4,156,983
TOTAL CONSUMER DISCRETIONARY		239,161,753
CONSUMER STAPLES - 0.2%
Beverages - 0.0%
Naked Juice LLC:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.6846% 1/24/29 (e)(f)(u)	2,174,066	1,877,067
2LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.4346% 1/24/30 (e)(f)(u)	910,000	669,423
Triton Water Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.8462% 3/31/28 (e)(f)(u)	5,673,382	5,669,524
		8,216,014
Consumer Staples Distribution & Retail - 0.1%
8th Avenue Food & Provisions, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.1112% 10/1/26 (e)(f)(u)	33,000	29,073
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.3416% 2/3/29 (e)(f)(u)	984,621	987,703
Cardenas Merger Sub, LLC 1LN, term loan CME Term SOFR 3 Month Index + 6.750% 12.1846% 8/1/29 (e)(f)(u)	2,609,277	2,618,409
JP Intermediate B LLC term loan CME Term SOFR 3 Month Index + 5.500% 11.0137% 11/20/27 (e)(f)(u)	2,085,901	146,013
Northeast Grocery, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 7.500% 12.5955% 12/13/28 (e)(f)(u)	937,094	942,951
Primary Products Finance LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9709% 4/2/29 (e)(f)(u)	2,215,995	2,216,682
Upfield U.S.A. Corp. Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.76% 1/3/28 (e)(f)(u)	2,137,131	2,131,404
		9,072,235
Food Products - 0.1%
Aspire Bakeries Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.528% 12/23/30 (e)(f)(u)	608,475	609,619
Chobani LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.6112% 10/23/27 (e)(f)(u)	2,307,664	2,315,164
Del Monte Foods Corp. Ii, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 13.4426% 8/2/28 (e)(f)(u)	2,186,846	2,077,503
2LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6919% 8/2/28 (e)(f)(u)	4,661,051	2,796,631
Dm Escrow Corp. 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.5% 9/3/24 (e)(f)(u)	261,076	248,022
Fiesta Purchaser, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2467% 2/12/31 (e)(f)(u)	1,815,000	1,824,075
Saratoga Food Specialties LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0932% 3/1/29 (e)(f)(u)	640,000	641,203
		10,512,217
Household Products - 0.0%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3143% 6/27/31 (e)(f)(u)	675,000	666,279
Resideo Funding, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2516% 2/14/28 (e)(f)(u)	118,209	118,505
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.3014% 5/14/31 (e)(f)(u)	650,000	650,000
		1,434,784
Personal Care Products - 0.0%
Conair Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1112% 5/17/28 (e)(f)(u)	1,665,967	1,541,020
TOTAL CONSUMER STAPLES		30,776,270
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Waterbridge Midstream Operatin Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.0894% 6/22/29 (e)(f)(u)	1,135,000	1,127,623
Oil, Gas & Consumable Fuels - 0.1%
Apro LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.075% 7/9/31 (e)(f)(u)	1,730,000	1,730,000
BCP Renaissance Parent LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.5975% 10/31/28 (e)(f)(u)	1,092,142	1,095,779
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8467% 11/19/29 (e)(f)(u)	3,048,613	3,046,082
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.0716% 2/7/28 (e)(f)(u)	7,543,534	7,518,414
Epic Y-Grade Services,LP Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 11.0682% 6/29/29 (e)(f)(u)	2,205,000	2,203,479
GIP II Blue Holding LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.9967% 9/29/28 (e)(f)(u)	4,440,043	4,472,544
GIP III Stetson I LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.8437% 10/31/28 (e)(f)(u)	1,897,341	1,900,908
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (d)(f)(h)(u)	1,224,553	0
term loan 0% (d)(e)(h)(u)	528,000	0
New Fortress Energy, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.2521% 10/30/28 (e)(f)(u)	4,286,729	4,009,292
Par Petroleum LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0643% 2/28/30 (e)(f)(u)	1,119,784	1,124,823
Prairie ECI Acquiror LP Tranche 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.9967% 8/1/29 (e)(f)(u)	773,063	772,421
TPF II Power LLC Tranche B, term loan CME Term SOFR 1 Month Index + 5.250% 10.5937% 4/3/28 (e)(f)(u)	544,935	544,837
		28,418,579
TOTAL ENERGY		29,546,202
FINANCIALS - 0.6%
Capital Markets - 0.2%
Aretec Group, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2467% 8/9/30 (e)(f)(u)	2,998,237	2,931,856
AssuredPartners, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7467% 2/14/31 (e)(f)(u)	2,533,650	2,537,780
Broadstreet Partners, Inc. Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4967% 6/14/31 (e)(f)(u)	2,643,263	2,641,359
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.4967% 7/29/30 (e)(f)(u)	6,218,162	6,229,044
Cpi Holdco B LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 5/19/31 (e)(f)(u)	1,695,000	1,691,966
CQP Holdco LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5846% 12/31/30 (e)(f)(u)	4,744,200	4,756,820
Fleet U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5777% 2/10/31 (e)(f)(u)	1,023,867	1,023,867
Focus Financial Partners LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.7467% 6/24/28 (e)(f)(u)	1,712,613	1,710,473
Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 6/30/28 (e)(f)(u)	1,740,244	1,738,399
GTCR Everest Borrower, LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6/3/31 (f)(u)(v)	2,210,000	2,195,259
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7477% 4/21/28 (e)(f)(u)	2,182,698	2,185,426
Jane Street Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9582% 1/26/28 (e)(f)(u)	1,287,798	1,288,364
Ngp Xi Midstream Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2846% 7/25/31 (e)(f)(u)	735,000	734,081
		31,664,694
Financial Services - 0.1%
Agellan Portfolio 9% 8/7/25 (h)(u)	239,000	239,000
Boost Newco Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.7477% 8/1/31 (e)(f)(u)	6,650,000	6,654,722
Clue Opco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7521% 12/19/30 (e)(f)(u)	2,701,889	2,652,444
FinCo I LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.2554% 6/27/29 (e)(f)(u)	438,688	440,881
Heubach Holding U.S.A. LLC Tranche CME, term loan CME Term SOFR 1 Month Index + 10.000% 0% 12/31/49 (d)(f)(h)(u)	182,907	73,163
IVI America LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8346% 3/10/31 (e)(f)(u)	600,000	604,374
MHP Commercial Mortgage Trust U.S. Secured Overnight Fin. Rate (SOFR) Index + 5.000% 10.3369% 1/9/25 (e)(f)(h)(u)	3,464,109	3,342,865
NCR Atleos Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.1021% 3/27/29 (e)(f)(u)	1,910,444	1,928,746
Needle Holdings LLC Tranche EXIT 1LN, term loan CME Term SOFR 3 Month Index + 9.500% 14.8437% 4/28/28 (e)(f)(h)(u)	537,195	496,905
Neon Maple U.S. Debt Mergersub I Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7/21/31 (f)(u)(v)	3,165,000	3,153,131
Nexus Buyer LLC:
2LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.5967% 11/1/29 (e)(f)(u)	685,000	681,089
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3437% 7/18/31 (e)(f)(u)	4,798,103	4,751,129
Recess Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7521% 2/14/30 (e)(f)(u)	1,266,825	1,269,789
Sk Neptune Husky Finance Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.4338% 1/3/29 (d)(e)(f)(u)	738,266	9,228
WH Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 5.500% 10.7858% 2/9/27 (e)(f)(u)	1,047,300	1,048,284
CME Term SOFR 3 Month Index + 5.500% 10.7858% 2/15/27 (e)(f)(u)	3,565,967	3,583,797
		30,929,547
Insurance - 0.3%
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.5936% 11/6/30 (e)(f)(u)	10,809,856	10,722,945
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8115% 11/6/30 (e)(f)(u)	4,458,254	4,470,158
AmWINS Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6112% 2/19/28 (e)(f)(u)	1,777,300	1,779,522
Amynta Agency Borrower, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0021% 2/28/28 (e)(f)(u)	1,566,298	1,566,862
Asurion LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3467% 8/19/28 (e)(f)(u)	2,734,621	2,706,782
Tranche B11 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5967% 8/19/28 (e)(f)(u)	7,109,201	7,062,209
Tranche B3 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6112% 1/31/28 (e)(f)(u)	8,210,000	7,656,236
Tranche B4 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6112% 1/20/29 (e)(f)(u)	1,010,000	931,412
Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6112% 12/23/26 (e)(f)(u)	4,815,878	4,792,088
Tranche B9 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6112% 7/31/27 (e)(f)(u)	1,404,271	1,387,743
HUB International Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.2554% 6/20/30 (e)(f)(u)	7,002,924	7,005,866
Jones DesLauriers Insurance Management, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.3969% 3/15/30 (e)(f)(u)	1,022,163	1,021,846
Ryan Specialty Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 9/1/27 (e)(f)(u)	1,604,772	1,610,116
Truist Insurance Holdings LLC:
2L, term loan CME Term SOFR 3 Month Index + 4.750% 10.0846% 3/8/32 (e)(f)(u)	3,470,000	3,521,425
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.5846% 5/6/31 (e)(f)(u)	4,080,000	4,080,857
USI, Inc. Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 2.750% 8.0846% 11/23/29 (e)(f)(u)	3,895,418	3,893,977
CME Term SOFR 3 Month Index + 2.750% 8.0846% 9/27/30 (e)(f)(u)	1,030,978	1,030,246
		65,240,290
TOTAL FINANCIALS		127,834,531
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.1%
Avantor Funding, Inc. Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.3467% 11/8/27 (e)(f)(u)	1,526,177	1,534,235
Embecta Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.2467% 3/31/29 (e)(f)(u)	2,155,595	2,113,216
ICU Medical, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.9846% 1/6/29 (e)(f)(u)	1,340,394	1,338,839
Insulet Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.7467% 8/1/31 (e)(f)(u)	4,015,000	4,025,038
Medline Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 10/23/28 (e)(f)(u)	7,499,246	7,513,945
Packaging Coordinators Midco, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.5846% 11/30/27 (e)(f)(u)	2,711,175	2,715,703
Sotera Health Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4967% 5/30/31 (e)(f)(u)	1,155,000	1,153,556
		20,394,532
Health Care Providers & Services - 0.2%
Accelerated Health Systems LLC Tranche B1 LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.7346% 2/15/29 (e)(f)(u)	1,356,539	1,076,333
Cano Health, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 13.3346% 6/28/29 (e)(f)(h)(u)	778,843	776,896
Charlotte Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0767% 2/11/28 (e)(f)(u)	1,532,094	1,540,183
DaVita, Inc. Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 5/9/31 (e)(f)(u)	1,935,000	1,934,594
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4346% 10/1/27 (e)(f)(u)	8,472,909	7,664,424
HAH Group Holding Co. LLC:
1LN, term loan:
CME Term SOFR 1 Month Index + 5.000% 10.35% 10/29/27 (e)(f)(u)	149,744	149,494
CME Term SOFR 1 Month Index + 5.000% 10.45% 10/29/27 (e)(f)(u)	1,815,239	1,812,208
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.35% 10/29/27 (e)(f)(u)	18,949	18,917
Icon Luxembourg Sarl Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 2.000% 7.3346% 7/3/28 (e)(f)(u)	250,848	252,045
CME Term SOFR 3 Month Index + 2.000% 7.3346% 7/3/28 (e)(f)(u)	1,006,814	1,011,616
IVC Acquisition Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.0846% 12/6/28 (e)(f)(u)	2,272,679	2,267,952
MED ParentCo LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2467% 4/7/31 (e)(f)(u)	2,274,212	2,277,054
Modivcare, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.0816% 7/1/31 (e)(f)(u)	1,030,000	1,002,963
Phoenix Guarantor, Inc. term loan CME Term SOFR 1 Month Index + 3.250% 8.4967% 2/21/31 (e)(f)(u)	1,436,400	1,437,678
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.2467% 11/15/28 (e)(f)(u)	4,819,446	4,835,494
R1 RCM, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.2467% 6/21/29 (e)(f)(u)	964,697	965,662
Soliant Lower Intermediate LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.9967% 7/18/31 (e)(f)(u)	1,180,000	1,180,000
Surgery Center Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.0615% 12/19/30 (e)(f)(u)	1,811,801	1,813,540
U.S. Anesthesia Partners, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.815% 10/1/29 (e)(f)(h)(u)	285,000	236,550
U.S. Radiology Specialists, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0361% 12/15/27 (e)(f)(u)	610,000	610,610
WCG Intermediate Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7467% 1/8/27 (e)(f)(u)	731,990	732,751
		33,596,964
Health Care Technology - 0.1%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4967% 2/15/29 (e)(f)(u)	8,878,611	8,802,522
Cotiviti, Inc.:
Tranche 1LN, term loan 7.625% 5/1/31 (u)	700,000	698,250
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4506% 5/1/31 (e)(f)(u)	4,204,463	4,202,697
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 9/28/29 (e)(f)(u)	2,194,500	2,196,102
		15,899,571
Pharmaceuticals - 0.0%
Catalent Pharma Solutions Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3115% 2/22/28 (e)(f)(u)	693,263	694,129
Elanco Animal Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.0506% 8/1/27 (e)(f)(u)	2,059,947	2,057,125
Endo Finance Holdings, Inc. Tranche B-EXIT 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.783% 4/23/31 (e)(f)(u)	1,720,000	1,715,700
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.4967% 5/5/28 (e)(f)(u)	3,853,141	3,854,759
Organon & Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8416% 5/17/31 (e)(f)(u)	2,214,234	2,223,932
Perrigo Investments LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.5967% 4/20/29 (e)(f)(u)	1,337,647	1,330,959
		11,876,604
TOTAL HEALTH CARE		81,767,671
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.1%
Bleriot U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 10/31/30 (f)(u)(v)	845,000	848,701
Ovation Parent, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8346% 4/21/31 (e)(f)(u)	1,040,000	1,043,463
TransDigm, Inc.:
Tranche I 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 8.0846% 8/24/28 (e)(f)(u)	4,790,527	4,809,114
Tranche J 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.8428% 2/28/31 (e)(f)(u)	359,100	359,420
Tranche K 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 8.0846% 3/22/30 (e)(f)(u)	1,359,823	1,364,882
		8,425,580
Air Freight & Logistics - 0.0%
Echo Global Logistics, Inc. 2LN, term loan CME Term SOFR 3 Month Index + 7.000% 12.3467% 11/23/29 (e)(f)(h)(u)	780,000	780,000
Rand Parent LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.0709% 3/18/30 (e)(f)(u)	1,341,560	1,339,387
STG Logistics, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.4846% 3/24/28 (e)(f)(h)(u)	803,844	393,080
		2,512,467
Building Products - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8462% 5/17/28 (e)(f)(u)	4,134,962	3,103,827
APi Group DE, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 1/3/29 (e)(f)(u)	2,130,000	2,133,238
Chariot Buyer LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.5967% 10/22/28 (e)(f)(u)	278,571	278,092
CME Term SOFR 1 Month Index + 3.750% 8.7467% 11/3/28 (e)(f)(u)	817,950	816,928
Griffon Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.3406% 1/24/29 (e)(f)(u)	1,572,039	1,569,099
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.5713% 2/25/29 (e)(f)(u)	9,789,749	9,716,326
MIWD Holdco II LLC Tranche B2, term loan CME Term SOFR 1 Month Index + 3.500% 8.7467% 3/28/31 (e)(f)(u)	655,000	657,731
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.5846% 4/29/29 (e)(f)(u)	3,815,186	3,781,803
		22,057,044
Commercial Services & Supplies - 0.3%
ABG Intermediate Holdings 2 LLC Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 12/21/28 (e)(f)(u)	9,849,413	9,871,968
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.0967% 5/14/28 (e)(f)(u)	4,302,430	4,275,195
Amentum Government Services Holdings LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 9.278% 2/15/29 (e)(f)(u)	3,601,238	3,599,006
CME Term SOFR 1 Month Index + 4.000% 9.3612% 1/23/27 (e)(f)(u)	2,219,111	2,219,111
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 8.750% 14.1112% 1/31/28 (e)(f)(u)	651,642	650,423
Anticimex Global AB:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.75% 11/16/28 (e)(f)(u)	585,034	587,596
Tranche B1 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.48% 11/16/28 (e)(f)(u)	3,091,893	3,094,985
APX Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0411% 7/9/28 (e)(f)(u)	1,055,330	1,056,649
Archkey Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6112% 6/30/28 (e)(f)(u)	1,279,084	1,279,724
Artera Services LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8346% 2/10/31 (e)(f)(u)	1,820,438	1,801,669
Bifm California Buyer, Inc. Tranche 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.4967% 5/31/28 (e)(f)(u)	1,226,925	1,230,765
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7477% 8/1/30 (e)(f)(u)	6,211,012	6,156,666
Brock Holdings Iii LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.3346% 5/2/30 (e)(f)(u)	675,000	677,531
Congruex Group LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.1521% 5/3/29 (e)(f)(u)	1,186,900	909,830
Core & Main LP Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.5894% 2/10/31 (e)(f)(u)	646,488	646,087
Ensemble RCM LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.2521% 8/1/29 (e)(f)(u)	2,777,572	2,783,544
Filtration Group Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8612% 10/21/28 (e)(f)(u)	2,520,597	2,526,545
HomeServe U.S.A. Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8357% 10/21/30 (e)(f)(u)	2,064,825	2,067,158
KNS Acquisitions, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.6112% 4/21/27 (e)(f)(u)	1,423,277	859,303
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.8892% 6/21/28 (e)(f)(u)	3,775,712	3,778,921
Omnia Partners LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.5292% 7/25/30 (e)(f)(u)	2,818,275	2,827,096
Optiv Security, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5292% 7/31/26 (e)(f)(u)	1,907,819	1,673,425
PG Investment Co. 59 Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8346% 3/24/31 (e)(f)(u)	2,305,000	2,310,763
Pitney Bowes, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3612% 3/19/28 (e)(f)(u)	724,370	725,957
Reworld Holding Corp.:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.7437% 11/30/28 (e)(f)(u)	1,116,293	1,116,639
CME Term SOFR 1 Month Index + 2.750% 8.0869% 11/30/28 (e)(f)(u)	543,741	544,323
Tranche C 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.5877% 11/30/28 (e)(f)(u)	85,542	85,569
CME Term SOFR 1 Month Index + 2.750% 8.0869% 11/30/28 (e)(f)(u)	29,712	29,744
RLG Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6112% 7/8/28 (e)(f)(u)	859,733	831,431
The GEO Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.4967% 4/14/29 (e)(f)(u)	1,146,556	1,159,214
Vestis Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.3711% 2/24/31 (e)(f)(u)	1,085,613	1,080,184
WMB Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.7467% 11/3/29 (e)(f)(u)	745,178	746,109
		63,203,130
Construction & Engineering - 0.0%
Chromalloy Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0816% 3/21/31 (e)(f)(u)	950,000	919,125
OPE USIC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.0917% 5/14/28 (e)(f)(u)	845,308	769,230
		1,688,355
Electrical Equipment - 0.0%
Vertiv Group Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2006% 3/2/27 (e)(f)(u)	2,563,575	2,569,574
Ground Transportation - 0.0%
Genesee & Wyoming, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.3346% 4/10/31 (e)(f)(u)	1,900,000	1,899,411
Uber Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.0892% 3/3/30 (e)(f)(u)	3,054,170	3,065,287
		4,964,698
Machinery - 0.0%
Chart Industries, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.8246% 3/18/30 (e)(f)(u)	989,056	990,915
CPM Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.7006% 9/28/28 (e)(f)(u)	853,217	819,353
STS Operating, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3467% 3/25/31 (e)(f)(u)	2,643,375	2,625,744
TK Elevator U.S. Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5877% 4/11/30 (e)(f)(u)	1,227,528	1,231,493
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 14.3432% 4/16/25 (e)(f)(h)(u)	533,466	493,936
		6,161,441
Passenger Airlines - 0.1%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.2936% 4/20/28 (e)(f)(u)	2,032,303	2,101,157
Air Canada Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.8474% 3/21/31 (e)(f)(u)	887,775	887,038
American Airlines, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.7749% 6/4/29 (e)(f)(u)	1,380,000	1,371,375
SkyMiles IP Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.032% 10/20/27 (e)(f)(u)	1,203,811	1,228,935
United Airlines, Inc. Tranche 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 8.0334% 2/24/31 (e)(f)(u)	2,164,575	2,167,952
		7,756,457
Professional Services - 0.1%
AlixPartners LLP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.8612% 2/4/28 (e)(f)(u)	980,560	984,061
Cast & Crew Payroll LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.9967% 12/30/28 (e)(f)(u)	1,536,898	1,539,864
CHG Healthcare Services, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6112% 9/30/28 (e)(f)(u)	623,474	625,033
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8612% 9/29/28 (e)(f)(u)	205,000	205,549
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8612% 6/2/28 (e)(f)(u)	8,643,575	8,524,725
EAB Global, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5937% 8/16/28 (e)(f)(u)	1,556,757	1,550,919
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.0021% 4/29/29 (e)(f)(u)	1,924,112	1,578,734
Maximus, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 5/30/31 (e)(f)(u)	595,000	596,303
Sedgwick Claims Management Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.2521% 7/31/31 (e)(f)(u)	1,747,023	1,748,473
		17,353,661
Trading Companies & Distributors - 0.0%
Foundation Building Materials, Inc. Tranche B2 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.286% 1/29/31 (e)(f)(u)	3,393,563	3,282,491
United Rentals North America, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.9967% 2/14/31 (e)(f)(u)	1,132,163	1,137,823
		4,420,314
Transportation Infrastructure - 0.0%
ASP LS Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.0962% 5/7/28 (e)(f)(u)	1,157,026	796,323
Wwex Unified Topco Holdings LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8462% 7/26/28 (e)(f)(u)	2,185,994	2,192,224
		2,988,547
TOTAL INDUSTRIALS		144,101,268
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.0%
Anastasia Parent LLC Tranche B, term loan CME Term SOFR 3 Month Index + 3.750% 9.3462% 8/10/25 (e)(f)(u)	3,874,237	2,767,329
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.7467% 7/2/29 (e)(f)(u)	3,240,498	3,246,979
DG Investment Intermediate Holdings, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 6.750% 12.1112% 3/31/29 (e)(f)(u)	315,000	299,741
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.1112% 3/31/28 (e)(f)(u)	1,153,269	1,151,666
CME Term SOFR 1 Month Index + 4.750% 9.9967% 3/31/28 (e)(f)(u)	589,005	589,376
Go Daddy Operating Co. LLC:
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 11/12/29 (e)(f)(u)	1,231,606	1,231,778
Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.9967% 6/2/31 (e)(f)(u)	804,687	803,762
Lightning Power LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.3455% 8/18/31 (e)(f)(u)	2,360,000	2,367,387
TTM Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.4506% 5/30/30 (e)(f)(u)	1,370,855	1,369,142
		11,059,831
IT Services - 0.1%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4846% 2/16/28 (e)(f)(u)	814,987	813,063
Ahead DB Holdings LLC Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7984% 2/3/31 (e)(f)(u)	1,059,288	1,060,347
Amazon Holdco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7/30/31 (f)(u)(v)	4,670,000	4,658,325
Constant Contact, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5657% 2/10/28 (e)(f)(u)	2,092,780	2,015,870
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4346% 6/30/28 (e)(f)(u)	510,648	372,773
Ion Trading Finance Ltd. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3461% 4/3/28 (e)(f)(u)	2,184,391	2,187,515
Mitchell International, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4967% 6/17/31 (e)(f)(u)	2,099,000	2,078,619
Peraton Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0967% 2/1/28 (e)(f)(u)	8,172,324	7,988,447
Plano Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8/4/31 (f)(u)(v)	810,000	812,025
		21,986,984
Semiconductors & Semiconductor Equipment - 0.0%
MKS Instruments, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5586% 8/17/29 (e)(f)(u)	2,518,620	2,523,028
Software - 0.7%
Applied Systems, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.2856% 2/24/31 (e)(f)(u)	3,048,588	3,060,020
AppLovin Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.7467% 10/25/28 (e)(f)(u)	509,863	510,286
CME Term SOFR 1 Month Index + 2.500% 7.7467% 8/19/30 (e)(f)(u)	3,150,998	3,153,960
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.0967% 12/10/29 (e)(f)(u)	1,830,380	1,752,589
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8467% 12/10/28 (e)(f)(u)	4,478,252	4,467,773
BYJU's Alpha, Inc.:
term loan:
CME Term SOFR 3 Month Index + 8.000% 13.3185% 4/9/26 (e)(f)(h)(u)	34,715	34,715
CME Term SOFR 3 Month Index + 8.000% 13.3185% 4/9/26 (e)(f)(h)(u)	10,170	10,170
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 15.5% 11/24/26 (d)(e)(f)(u)	2,068,832	462,901
Tranche DD 1 term loan CME Term SOFR 3 Month Index + 8.000% 4/3/26 (f)(h)(u)(w)	17,698	17,698
Tranche DD 2 term loan CME Term SOFR 1 Month Index + 8.000% 13.3416% 4/9/26 (e)(f)(h)(u)	17,732	17,732
Camelot U.S. Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 1/31/31 (e)(f)(u)	3,960,447	3,960,447
Central Parent, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.5846% 7/6/29 (e)(f)(u)	722,480	715,436
Cloud Software Group, Inc. Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 4.000% 9.3346% 3/29/29 (e)(f)(u)	5,449,160	5,443,929
CME Term SOFR 3 Month Index + 4.500% 9.8346% 3/24/31 (e)(f)(u)	1,075,000	1,079,031
ConnectWise LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.0962% 9/30/28 (e)(f)(u)	3,302,546	3,304,627
DCert Buyer, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2467% 10/16/26 (e)(f)(u)	5,788,871	5,664,063
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.2467% 2/19/29 (e)(f)(u)	1,265,000	1,081,183
DH Corp./Societe term loan CME Term SOFR 3 Month Index + 7.250% 12.4592% 9/13/29 (e)(f)(h)(u)	55,860	55,860
Ellucian, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8467% 10/7/29 (e)(f)(u)	4,430,808	4,439,138
Epicor Software Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4967% 5/23/31 (e)(f)(u)	3,773,931	3,786,650
Finastra U.S.A., Inc. term loan CME Term SOFR 1 Month Index + 7.250% 12.4592% 9/13/29 (e)(f)(h)(u)	2,391,840	2,391,840
Flexera Software LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8357% 3/3/28 (e)(f)(u)	2,188,191	2,195,040
Gen Digital, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.9967% 9/12/29 (e)(f)(u)	3,840,406	3,835,068
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7467% 12/1/27 (e)(f)(u)	1,192,984	1,197,123
Helios Software Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0846% 7/15/30 (e)(f)(u)	704,720	704,720
Leia Finco U.S. LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7/2/31 (f)(u)(v)	3,375,000	3,341,959
2LN, term loan CME Term SOFR 1 Month Index + 5.250% 7/2/32 (f)(u)(v)	1,285,000	1,257,154
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4506% 3/1/29 (e)(f)(u)	5,192,336	5,172,034
MH Sub I LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.4967% 5/3/28 (e)(f)(u)	9,635,212	9,604,572
Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 6.250% 11.5021% 2/23/29 (e)(f)(u)	1,430,000	1,402,001
Modena Buyer LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8316% 7/1/31 (e)(f)(u)	5,215,000	4,991,172
Open Text Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.4967% 1/31/30 (e)(f)(u)	3,770,196	3,787,125
Polaris Newco LLC:
2LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4321% 6/4/29 (e)(f)(u)	770,000	757,249
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5137% 6/2/28 (e)(f)(u)	11,040,496	10,948,087
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0021% 10/28/30 (e)(f)(u)	2,937,638	2,950,681
Project Boost Purchaser LLC:
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.7861% 7/2/31 (e)(f)(u)	955,000	957,149
Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5361% 7/17/32 (e)(f)(u)	460,000	462,590
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.2467% 8/31/28 (e)(f)(u)	3,784,153	3,785,213
Rackspace Finance LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 8.154% 5/15/28 (e)(f)(u)	4,327,315	2,131,203
CME Term SOFR 1 Month Index + 6.250% 11.654% 5/15/28 (e)(f)(u)	1,544,580	1,554,620
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3612% 4/22/28 (e)(f)(u)	3,402,228	3,257,633
Red Planet Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.8467% 9/30/28 (e)(f)(u)	764,524	733,943
Renaissance Holdings Corp. Tranche 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.4967% 4/8/30 (e)(f)(u)	4,696,818	4,693,061
Roper Industrial Products Investment Co. 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.5846% 11/23/29 (e)(f)(u)	1,175,031	1,177,334
Sovos Compliance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8612% 8/11/28 (e)(f)(u)	728,134	728,462
SS&C Technologies, Inc. Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 5/9/31 (e)(f)(u)	3,262,770	3,270,927
UKG, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.5546% 2/10/31 (e)(f)(u)	10,207,601	10,229,343
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5869% 4/14/31 (e)(f)(u)	2,722,808	2,722,808
Webpros Investments Sarl Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2467% 3/19/31 (e)(f)(u)	443,888	444,167
		133,702,486
TOTAL INFORMATION TECHNOLOGY		172,039,658
MATERIALS - 0.5%
Chemicals - 0.3%
A-Gas Finco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5846% 12/14/29 (e)(f)(u)	1,416,450	1,358,461
American Rock Salt Co. LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3188% 6/4/28 (e)(f)(u)	422,821	333,183
ARC Falcon I, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.8467% 9/30/28 (e)(f)(u)	3,267,859	3,261,519
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.3467% 10/1/29 (e)(f)(u)	345,000	319,988
Aruba Investment Holdings LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.9967% 11/24/27 (e)(f)(u)	1,063,800	1,054,939
2LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.0967% 11/24/28 (e)(f)(u)	485,000	461,759
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4437% 11/24/27 (e)(f)(u)	3,217,069	3,182,903
Bakelite U.S. Holding Ltd. 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8346% 5/29/29 (e)(f)(u)	1,591,567	1,596,549
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.5572% 11/15/30 (e)(f)(u)	2,673,300	2,477,267
Derby Buyer LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8423% 11/1/30 (e)(f)(u)	1,735,650	1,737,820
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6932% 10/4/29 (e)(f)(u)	5,633,111	5,627,084
Groupe Solmax, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.2375% 5/27/28 (e)(f)(u)	2,795,640	2,638,888
Herens U.S. Holdco Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.920% 9.3596% 7/3/28 (e)(f)(u)	1,412,348	1,353,651
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7711% 3/15/29 (e)(f)(u)	6,777,053	6,737,136
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.430% 12.7842% 3/15/30 (e)(f)(u)	930,000	833,122
INEOS U.S. Petrochem LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0967% 3/1/30 (e)(f)(u)	895,950	895,574
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5967% 4/2/29 (e)(f)(u)	1,999,988	2,002,487
Koppers, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.34% 4/10/30 (e)(f)(u)	2,123,617	2,128,926
M2S Group Intermediate Holding Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.8518% 8/25/31 (e)(f)(u)	2,951,000	2,766,563
Manchester Acquisition Sub LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 10.9157% 12/1/26 (e)(f)(u)	1,128,217	1,049,242
Nouryon U.S.A. LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.8209% 4/3/28 (e)(f)(u)	1,141,375	1,145,655
CME Term SOFR 3 Month Index + 3.500% 8.6284% 4/3/28 (e)(f)(u)	2,705,322	2,713,222
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8474% 6/23/31 (e)(f)(u)	5,688,568	5,701,993
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.7554% 3/16/27 (e)(f)(u)	872,255	872,499
The Chemours Co. LLC Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7467% 8/18/28 (e)(f)(u)	4,026,588	4,016,522
Touchdown Acquirer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5602% 2/21/31 (e)(f)(u)	1,810,000	1,807,738
W.R. Grace Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 8.4967% 9/22/28 (e)(f)(u)	1,320,236	1,322,877
		59,397,567
Construction Materials - 0.0%
Janus International Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.7467% 8/5/30 (e)(f)(u)	491,200	490,281
Smyrna Ready Mix Concrete LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.778% 4/2/29 (e)(f)(u)	156,728	157,708
VM Consolidated, Inc. Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 3/27/28 (e)(f)(u)	1,442,224	1,449,435
White Capital Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4967% 10/19/29 (e)(f)(u)	952,455	946,055
		3,043,479
Containers & Packaging - 0.2%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6112% 3/3/28 (e)(f)(u)	2,820,043	2,809,863
Berlin Packaging, LLC Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.9641% 6/7/31 (e)(f)(u)	3,214,177	3,210,834
Berry Global, Inc. Tranche AA 1LN, term loan CME Term SOFR 3 Month Index + 1.750% 7.3162% 7/1/29 (e)(f)(u)	2,721,866	2,730,141
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.670% 8.4217% 4/13/29 (e)(f)(u)	9,537,084	9,518,201
Graham Packaging Co., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.7467% 8/4/27 (e)(f)(u)	3,457,761	3,456,205
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 4.750% 9.7229% 2/9/26 (e)(f)(u)	1,920,294	1,807,822
LC Ahab U.S. Bidco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7467% 5/1/31 (e)(f)(u)	695,000	696,738
Pregis TopCo Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2467% 8/3/26 (e)(f)(u)	591,654	592,027
Reynolds Consumer Products LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.0967% 1/30/27 (e)(f)(u)	928,984	932,003
SupplyOne, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.4967% 4/21/31 (e)(f)(u)	448,875	452,578
		26,206,412
Paper & Forest Products - 0.0%
Ahlstrom-Munksjo OYJ 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3462% 2/4/28 (e)(f)(u)	1,484,514	1,478,947
TOTAL MATERIALS		90,126,405
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Cushman & Wakefield U.S. Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 8.1112% 8/21/25 (e)(f)(u)	56,268	56,198
CME Term SOFR 1 Month Index + 3.000% 8.2467% 1/31/30 (e)(f)(u)	420,235	419,184
Greystar Real Estate Partners 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0586% 8/21/30 (e)(f)(u)	783,531	784,510
		1,259,892
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.9967% 1/20/31 (e)(f)(u)	3,685,000	3,687,137
Generation Bridge Northeast LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7467% 8/22/29 (e)(f)(u)	1,203,463	1,211,490
PG&E Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.7467% 6/23/27 (e)(f)(u)	1,240,000	1,243,621
Vistra Operations Co. LLC Tranche B 3LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 12/20/30 (e)(f)(u)	1,236,312	1,239,180
		7,381,428
Independent Power and Renewable Electricity Producers - 0.0%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2467% 7/31/30 (e)(f)(u)	914,675	913,184
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.5962% 8/27/28 (e)(f)(h)(u)	2,906,435	2,746,581
Win Waste Innovations Holdings Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1112% 3/25/28 (e)(f)(u)	770,000	719,095
		4,378,860
Multi-Utilities - 0.0%
Osmose Utilities Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6112% 6/23/28 (e)(f)(u)	107,783	107,087
TOTAL UTILITIES		11,867,375
TOTAL BANK LOAN OBLIGATIONS (Cost $1,010,338,803)		993,255,894

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Discover Bank ICE IBA - USD SOFR SPREAD-ADJ + 1.730% 5.974% 8/9/28 (e)(f)	5,039,000	5,176,928
KeyBank NA 6.95% 2/1/28	718,000	756,107
Regions Bank 6.45% 6/26/37	8,935,000	9,513,956
TOTAL BANK NOTES (Cost $15,835,276)		15,446,991

Preferred Securities - 0.4%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
CAS Capital No 1 Ltd. 4% (Reg. S) (e)(j)		1,000,000	961,114
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV 3.875% (Reg. S) (e)(j)	EUR	5,400,000	5,659,041
CONSUMER STAPLES - 0.1%
Food Products - 0.0%
Cosan Overseas Ltd. 8.25% (j)		1,486,000	1,527,508
Tobacco - 0.1%
British American Tobacco PLC 3% (Reg. S) (e)(j)	EUR	5,510,000	5,981,521
TOTAL CONSUMER STAPLES			7,509,029
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energy Transfer LP 6.625% (e)(j)		640,000	624,396
EnLink Midstream Partners LP CME Term SOFR 3 Month Index + 4.370% 9.7156% (e)(f)(j)		1,950,000	1,985,959
Plains All American Pipeline LP CME Term SOFR 3 Month Index + 4.110% 9.4897% (e)(f)(j)		3,330,000	3,328,265
			5,938,620
FINANCIALS - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (Reg. S) (e)(j)	EUR	1,780,000	2,007,127
Banco de Credito e Inversiones 8.75% (b)(e)(j)		550,000	592,326
Banco del Estado de Chile 7.95% (b)(e)(j)		480,000	517,851
Banco Do Brasil SA 10-Year Treasury Constant Maturity Rate + 4.390% 8.748% (b)(e)(f)(j)		805,000	841,051
Banco Mercantil del Norte SA:
6.75% (b)(e)(j)		1,145,000	1,155,641
7.625% (b)(e)(j)		902,000	919,887
Bank of America Corp.:
5.875% (e)(j)		2,585,000	2,637,243
6.25% (e)(j)		1,260,000	1,296,837
Barclays PLC:
5.875% (Reg. S) (e)(j)	GBP	1,000,000	1,329,743
7.125% (e)(j)	GBP	250,000	333,225
8.875% (e)(j)	GBP	1,000,000	1,384,280
BBVA Bancomer SA Texas Branch:
5.125% 1/18/33 (b)(e)		485,000	462,728
5.35% 11/12/29 (b)(e)		265,000	266,059
8.45% 6/29/38 (b)(e)		555,000	604,631
Citigroup, Inc. 7.125% (e)(j)		1,195,000	1,244,793
Citigroup, Inc. 4.7% (e)(j)		1,040,000	1,036,941
JPMorgan Chase & Co. 4.6% (e)(j)		690,000	689,019
Lloyds Banking Group PLC 5.125% (e)(j)	GBP	220,000	289,747
M&T Bank Corp.:
3.5% (e)(j)		275,000	243,270
5.125% (e)(j)		545,000	539,432
NBK Tier 1 Ltd. 3.625% (b)(e)(j)		340,000	322,164
Tinkoff Bank JSC 6% (b)(d)(e)(h)(j)		390,000	19,500
Wells Fargo & Co. 6.85% (e)(j)		1,115,000	1,154,090
			19,887,585
Capital Markets - 0.0%
Credit Suisse Group AG Claim (d)(e)(j)		7,755,000	853,050
UBS Group AG 7% (Reg. S) (e)(j)		644,000	668,531
			1,521,581
Consumer Finance - 0.0%
Ally Financial, Inc.:
4.7% (e)(j)		740,000	674,126
4.7% (e)(j)		2,495,000	2,082,616
			2,756,742
TOTAL FINANCIALS			24,165,908
INDUSTRIALS - 0.1%
Ground Transportation - 0.0%
Mobico Group PLC 4.25% (Reg. S) (e)(j)	GBP	900,000	1,116,170
Marine Transportation - 0.0%
DP World Salaam 6% (Reg. S) (e)(j)		1,325,000	1,332,432
Trading Companies & Distributors - 0.1%
AerCap Holdings NV 5.875% 10/10/79 (e)		5,134,000	5,245,826
Air Lease Corp. 4.125% (e)(j)		2,828,000	2,603,573
Aircastle Ltd. 5.25% (b)(e)(j)		2,985,000	3,005,175
			10,854,574
TOTAL INDUSTRIALS			13,303,176
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Network i2i Ltd.:
3.975% (b)(e)(j)		350,000	340,515
5.65% (b)(e)(j)		1,015,000	1,033,608
			1,374,123
MATERIALS - 0.0%
Construction Materials - 0.0%
CEMEX S.A.B. de CV:
5.125% (b)(e)(j)		2,015,000	2,022,865
9.125% (b)(e)(j)		485,000	536,990
			2,559,855
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Aroundtown Finance Sarl 7.875% (e)(j)		5,250,000	4,173,946
Aroundtown SA 3.375% (Reg. S) (e)(j)	EUR	6,000,000	4,765,338
Citycon Oyj 7.875% (Reg. S) (e)(j)	EUR	1,555,000	1,444,920
CPI Property Group SA 3.75% (Reg. S) (e)(j)	EUR	3,955,000	2,879,692
Grand City Properties SA 1.5% (Reg. S) (e)(j)	EUR	6,000,000	5,401,709
Heimstaden Bostad AB:
3.248% (Reg. S) (e)(j)	EUR	5,790,000	5,743,062
3.625% (Reg. S) (e)(j)	EUR	1,410,000	1,286,762
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(e)(j)	EUR	2,605,000	1,015,047
			26,710,476
UTILITIES - 0.0%
Electric Utilities - 0.0%
SSE PLC 3.74% (Reg. S) (e)(j)	GBP	1,920,000	2,492,503
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (Reg. S) (e)(j)	EUR	705,000	803,966
TOTAL UTILITIES			3,296,469
TOTAL PREFERRED SECURITIES (Cost $107,749,592)			91,477,811

Money Market Funds - 2.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (x)	420,332,703	420,416,769
Fidelity Securities Lending Cash Central Fund 5.39% (x)(y)	49,290,371	49,295,300
TOTAL MONEY MARKET FUNDS (Cost $469,709,872)		469,712,069

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)	Value ($)
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 3.69% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring March 2034.	3/27/29	12,600,000	437,026
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 3.7375% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/26/25	14,100,000	189,027
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 4.05% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring April 2034.	4/23/29	12,500,000	376,207
Option on an interest rate swap with Citibank N.A. to pay annually a fixed rate of 3.755% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring March 2034.	3/19/29	25,400,000	859,175
Option on an interest rate swap with Citibank N.A. to pay annually a fixed rate of 3.778% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	14,300,000	176,790
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.386% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring August 2035.	8/18/25	9,000,000	300,590
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.455% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring August 2034.	8/29/29	38,700,000	1,555,598
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.53% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring August 2034.	8/01/29	12,900,000	498,257
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.865% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2035.	5/15/25	22,400,000	320,627
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.8225% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	22,300,000	254,147

TOTAL PUT OPTIONS			4,967,444
Call Options - 0.1%
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 3.69% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring March 2034.	3/27/29	12,600,000	545,148
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 3.7375% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/26/25	14,100,000	598,550
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 4.05% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring April 2034.	4/23/29	12,500,000	657,202
Option on an interest rate swap with Citibank N.A. to receive annually a fixed rate of 3.755% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring March 2034.	3/19/29	25,400,000	1,143,787
Option on an interest rate swap with Citibank N.A. to receive annually a fixed rate of 3.778% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	14,300,000	639,833
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.386% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring August 2035.	8/18/25	9,000,000	304,816
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.455% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring August 2034.	8/29/29	38,700,000	1,487,436
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.53% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring August 2034.	8/01/29	12,900,000	515,614
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.865% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2035.	5/15/25	22,400,000	1,217,038
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.8225% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	22,300,000	1,058,538

TOTAL CALL OPTIONS			8,167,962
TOTAL PURCHASED SWAPTIONS (Cost $13,953,368)			13,135,406

TOTAL INVESTMENT IN SECURITIES - 112.1% (Cost $23,265,130,090)	22,421,537,461
NET OTHER ASSETS (LIABILITIES) - (12.1)%	(2,419,891,414)
NET ASSETS - 100.0%	20,001,646,047

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/54	(13,150,000)	(11,071,611)
3% 9/1/54	(20,150,000)	(18,221,943)
3% 9/1/54	(38,950,000)	(35,223,061)
3.5% 9/1/54	(3,900,000)	(3,629,446)
5% 9/1/54	(41,975,000)	(41,886,290)
5% 9/1/54	(34,150,000)	(34,077,827)
5.5% 9/1/54	(54,075,000)	(54,420,896)
6% 9/1/54	(53,200,000)	(53,971,501)

TOTAL GINNIE MAE		(252,502,575)

Uniform Mortgage Backed Securities
2% 9/1/39	(10,150,000)	(9,178,614)
2% 9/1/54	(151,600,000)	(123,992,215)
2% 9/1/54	(116,550,000)	(95,325,149)
2% 9/1/54	(171,400,000)	(140,186,449)
2.5% 9/1/54	(102,000,000)	(86,951,012)
2.5% 9/1/54	(3,000,000)	(2,557,383)
2.5% 9/1/54	(21,400,000)	(18,242,663)
2.5% 9/1/54	(14,300,000)	(12,190,191)
2.5% 10/1/54	(1,100,000)	(938,824)
2.5% 10/1/54	(600,000)	(512,086)
3% 9/1/54	(7,050,000)	(6,250,541)
3% 9/1/54	(7,000,000)	(6,206,211)
3% 9/1/54	(7,275,000)	(6,450,027)
3% 9/1/54	(2,525,000)	(2,238,669)
3% 9/1/54	(30,525,000)	(27,063,514)
3% 9/1/54	(3,500,000)	(3,103,106)
3% 9/1/54	(14,200,000)	(12,589,743)
3% 10/1/54	(7,000,000)	(6,212,226)
3.5% 9/1/54	(7,200,000)	(6,627,094)
3.5% 9/1/54	(5,725,000)	(5,269,460)
4% 9/1/54	(14,800,000)	(14,035,140)
4% 9/1/54	(10,600,000)	(10,052,195)
5.5% 9/1/54	(1,900,000)	(1,912,988)
6% 9/1/54	(15,200,000)	(15,479,656)
6% 9/1/54	(5,450,000)	(5,550,271)
6% 9/1/54	(1,750,000)	(1,782,197)
6% 9/1/54	(12,400,000)	(12,628,140)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(633,525,764)

TOTAL TBA SALE COMMITMENTS (Proceeds $879,255,688)		(886,028,339)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
TME 10 Year Canadian Note Contracts (Canada)	190	Dec 2024	17,349,757	(176,527)	(176,527)

Treasury Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	59	Sep 2024	4,655,356	119,525	119,525
CBOT 10-Year U.S. Treasury Note Contracts (United States)	28	Dec 2024	3,179,750	(25,865)	(25,865)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	218	Dec 2024	45,245,219	(55,455)	(55,455)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	14,486	Dec 2024	1,584,745,766	(6,815,265)	(6,815,265)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	96	Dec 2024	11,820,000	(234,936)	(234,936)

TOTAL TREASURY CONTRACTS					(7,011,996)

TOTAL PURCHASED					(7,188,523)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	18	Dec 2024	2,333,209	15,007	15,007

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	932	Dec 2024	105,840,250	850,161	850,161
CBOT 5-Year U.S. Treasury Note Contracts (United States)	477	Dec 2024	52,183,055	220,795	220,795
CBOT Long Term U.S. Treasury Bond Contracts (United States)	258	Dec 2024	31,766,250	628,374	628,374

TOTAL TREASURY CONTRACTS					1,699,330

TOTAL SOLD					1,714,337

TOTAL FUTURES CONTRACTS					(5,474,186)
The notional amount of futures purchased as a percentage of Net Assets is 8.3%
The notional amount of futures sold as a percentage of Net Assets is 1.0%
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	796,000	USD	881,356	BNP Paribas S.A.	9/04/24	(1,457)
USD	1,244,045	CAD	1,699,000	Bank of America, N.A.	10/03/24	(17,832)
USD	2,011,181	EUR	1,814,000	BNP Paribas S.A.	10/03/24	3,321
USD	258,106,927	EUR	233,485,000	Bank of America, N.A.	10/03/24	(330,233)
USD	244,910	EUR	220,000	Brown Brothers Harriman & Co	10/03/24	1,399
USD	279,042	EUR	250,000	JPMorgan Chase Bank, N.A.	10/03/24	2,325
USD	89,652,867	GBP	69,194,000	State Street Bank and Trust Co	10/03/24	(1,244,227)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(1,586,704)
Unrealized Appreciation						7,045
Unrealized Depreciation						(1,593,749)

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(3)(4)		Value ($)(1)	Upfront Premium Received/ (Paid) ($)(5)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
AXA SA		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,230,000	(15,570)	14,643	(927)
AXA SA		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,220,000	(15,443)	14,524	(919)
AXA SA		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	2,600,000	(32,912)	30,960	(1,952)
Assicurazioni Generali SpA		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	3,000,000	5,264	(27,687)	(22,423)
BMW Finance NV		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	2,500,000	(71,329)	61,137	(10,192)
BMW Finance NV		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,250,000	(35,664)	30,691	(4,973)
BMW Finance NV		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,850,000	(52,783)	45,444	(7,339)
BMW Finance NV		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,800,000	(51,357)	44,205	(7,152)
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		20,000	66	(214)	(148)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		590,000	87,091	(167,623)	(80,532)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		930,000	137,280	(226,031)	(88,751)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		1,760,000	259,798	(426,161)	(166,363)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		290,000	42,808	(66,558)	(23,750)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		530,000	78,235	(117,611)	(39,376)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		1,710,000	252,417	(382,249)	(129,832)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		1,710,000	252,417	(447,262)	(194,845)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		630,000	92,996	(172,195)	(79,199)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		5,980,000	882,722	(1,742,448)	(859,726)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		550,000	81,187	(133,820)	(52,633)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		550,000	81,187	(131,247)	(50,060)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		250,000	36,903	(65,355)	(28,452)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		1,480,000	218,466	(424,961)	(206,495)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		620,000	91,520	(157,828)	(66,308)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		1,160,000	171,230	(325,773)	(154,543)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		1,170,000	172,707	(325,779)	(153,072)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		850,000	125,471	(255,811)	(130,340)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,700,000	250,941	(389,002)	(138,061)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,080,000	159,421	(257,347)	(97,926)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,080,000	159,421	(265,467)	(106,046)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		550,000	81,187	(135,859)	(54,672)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,200,000	177,135	(199,515)	(22,380)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		600,000	88,567	(100,510)	(11,943)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,260,000	185,992	(316,854)	(130,862)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		620,000	91,520	(145,785)	(54,265)
CMBX N.A. BBB- Index Series 17		Dec 2056	Citigroup Global Markets Ltd.	(3%)	Monthly		1,000,000	110,055	(161,728)	(51,673)
CMBX N.A. BBB- Index Series 17		Dec 2056	Goldman Sachs & Co. LLC	(3%)	Monthly		1,000,000	110,055	(129,211)	(19,156)
CMBX N.A. BBB- Index Series 17		Dec 2056	Goldman Sachs & Co. LLC	(3%)	Monthly		900,000	99,049	(128,463)	(29,414)
CMBX N.A. BBB- Index Series 17		Dec 2056	JPMorgan Securities LLC	(3%)	Monthly		500,000	55,027	(65,831)	(10,804)
CMBX N.A. BBB- Index Series 17		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,000,000	110,055	(139,263)	(29,208)
CMBX N.A. BBB- Index Series 17		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly		500,000	55,027	(71,368)	(16,341)
Heidelberg Materials AG		Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	2,500,000	(548,216)	507,421	(40,795)
Heidelberg Materials AG		Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	950,000	(208,322)	191,989	(16,333)
Intesa Sanpaolo SpA		Jun 2029	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	3,050,000	42,795	(65,347)	(22,552)
Societe Generale		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	3,400,000	41,418	(22,392)	19,026
UniCredit SpA		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	2,750,000	38,267	(57,656)	(19,389)

TOTAL BUY PROTECTION								3,894,101	(7,307,197)	(3,413,096)
Sell Protection
5-Year CDX N.A. EM Series 41	NR	Jun 2029	ICE	1%	Quarterly		2,100,000	15,063	0	15,063
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		20,000	(66)	464	398
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Citigroup Global Markets Ltd.	0.5%	Monthly		8,000,000	(84,958)	122,053	37,095
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Morgan Stanley Capital Services LLC	0.5%	Monthly		4,300,000	(45,665)	67,326	21,661
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Citigroup Global Markets Ltd.	0.5%	Monthly		3,200,000	(47,419)	50,606	3,187
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Citigroup Global Markets Ltd.	0.5%	Monthly		15,470,000	(229,242)	311,478	82,236
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Citigroup Global Markets Ltd.	0.5%	Monthly		3,100,000	(61,850)	64,832	2,982
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Citigroup Global Markets Ltd.	0.5%	Monthly		7,300,000	(145,647)	182,225	36,578
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Citigroup Global Markets Ltd.	0.5%	Monthly		21,200,000	(422,976)	532,587	109,611
CMBX N.A. AAA Index Series 17	NR	Dec 2056	Goldman Sachs & Co. LLC	0.5%	Monthly		2,900,000	(57,860)	65,468	7,608

TOTAL SELL PROTECTION								(1,080,620)	1,397,039	316,419
TOTAL CREDIT DEFAULT SWAPS								2,813,481	(5,910,158)	(3,096,677)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.
(2)Swaps with Intercontinental Exchange (ICE) are centrally cleared swaps.
(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.
(4)Notional amount is stated in U.S. Dollars unless otherwise noted.
(5)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Sep 2026	124,170,000	(1,456,779)	0	(1,456,779)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.5%	Annual	LCH	Sep 2027	192,304,000	(2,754,479)	0	(2,754,479)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.5%	Annual	LCH	Sep 2029	36,589,000	(739,036)	0	(739,036)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.5%	Annual	LCH	Sep 2031	108,993,000	(2,513,188)	0	(2,513,188)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Sep 2044	19,144,000	(397,575)	0	(397,575)
TOTAL INTEREST RATE SWAPS							(7,861,057)	0	(7,861,057)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.
(2)Notional amount is stated in U.S. Dollars unless otherwise noted.
(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
(4)Represents floating rate.
Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,263,662,938 or 21.3% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Non-income producing - Security is in default.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)	Level 3 security
(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)	Security is perpetual in nature with no stated maturity date.
(k)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $14,139,368.
(l)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts, options and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $4,683,051.

(m)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $24,944,089.
(n)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(o)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(p)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(q)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(r)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(s)	Non-income producing
(t)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,146 or 0.0% of net assets.

(u)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(v)	The coupon rate will be determined upon settlement of the loan after period end.
(w)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $17,698 and $17,698, respectively.

(x)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(y)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Chesapeake Energy Corp.	2/10/21	3,324

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	500,115,355	5,667,197,899	5,746,898,030	28,530,884	1,545	-	420,416,769	0.9%
Fidelity Securities Lending Cash Central Fund 5.39%	120,678,671	2,513,155,489	2,584,538,860	203,293	-	-	49,295,300	0.2%
Total	620,794,026	8,180,353,388	8,331,436,890	28,734,177	1,545	-	469,712,069

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,092,137	-	-	1,092,137
Consumer Discretionary	2,337,978	987,114	-	1,350,864
Energy	14,706,916	9,138,954	-	5,567,962
Financials	4,406,180	2,361,728	-	2,044,452
Health Care	2,404,936	906,545	-	1,498,391
Industrials	74,365	-	-	74,365
Information Technology	2,659,529	1,130,275	-	1,529,254
Real Estate	2,191,243	1,897,982	293,261	-

Corporate Bonds	6,283,667,394	-	6,283,484,210	183,184

U.S. Government and Government Agency Obligations	5,763,021,219	-	5,763,021,219	-

U.S. Government Agency - Mortgage Securities	5,319,751,134	-	5,319,751,134	-

Asset-Backed Securities	1,599,580,792	-	1,599,580,788	4

Collateralized Mortgage Obligations	401,379,587	-	401,379,578	9

Commercial Mortgage Securities	1,170,781,698	-	1,166,250,413	4,531,285

Foreign Government and Government Agency Obligations	258,957,488	-	258,957,488	-

Supranational Obligations	11,496,694	-	11,496,694	-

Bank Loan Obligations	993,255,894	-	980,924,721	12,331,173

Bank Notes	15,446,991	-	15,446,991	-

Preferred Securities	91,477,811	-	91,458,311	19,500

Money Market Funds	469,712,069	469,712,069	-	-

Purchased Swaptions	13,135,406	-	13,135,406	-
Total Investments in Securities:	22,421,537,461	486,134,667	21,905,180,214	30,222,580
Derivative Instruments: Assets
Futures Contracts	1,833,862	1,833,862	-	-
Forward Foreign Currency Contracts	7,045	-	7,045	-
Swaps	4,940,760	-	4,940,760	-
Total Assets	6,781,667	1,833,862	4,947,805	-
Liabilities
Futures Contracts	(7,308,048)	(7,308,048)	-	-
Forward Foreign Currency Contracts	(1,593,749)	-	(1,593,749)	-
Swaps	(9,988,336)	-	(9,988,336)	-
Total Liabilities	(18,890,133)	(7,308,048)	(11,582,085)	-
Total Derivative Instruments:	(12,108,466)	(5,474,186)	(6,634,280)	-
Other Financial Instruments:
TBA Sale Commitments	(886,028,339)	-	(886,028,339)	-
Total Other Financial Instruments:	(886,028,339)	-	(886,028,339)	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)(b)	4,940,760	(2,127,279)
Total Credit Risk	4,940,760	(2,127,279)
Foreign Exchange Risk
Forward Foreign Currency Contracts (c)	7,045	(1,593,749)
Total Foreign Exchange Risk	7,045	(1,593,749)
Interest Rate Risk
Futures Contracts (d)	1,833,862	(7,308,048)
Purchased Swaptions (e)	13,135,406	0
Swaps (a)	0	(7,861,057)
Total Interest Rate Risk	14,969,268	(15,169,105)
Total Value of Derivatives	19,917,073	(18,890,133)

(a)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).
(b)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.
(c)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.
(d)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(e)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024
Assets
Investment in securities, at value (including securities loaned of $47,547,174) - See accompanying schedule:
Unaffiliated issuers (cost $22,795,420,218)	$21,951,825,392
Fidelity Central Funds (cost $469,709,872)	469,712,069

Total Investment in Securities (cost $23,265,130,090)		$22,421,537,461
Cash		4,021,636
Foreign currency held at value (cost $5,672,748)		5,666,303
Receivable for investments sold
Regular delivery		21,139,493
Delayed delivery		48,186
Receivable for TBA sale commitments		879,255,688
Unrealized appreciation on forward foreign currency contracts		7,045
Receivable for fund shares sold		1,522
Dividends receivable		176,209
Interest receivable		165,111,809
Distributions receivable from Fidelity Central Funds		1,730,427
Receivable for daily variation margin on centrally cleared swaps		745,211
Bi-lateral OTC swaps, at value		4,925,697
Prepaid expenses		28,412
Total assets		23,504,395,099
Liabilities
Payable for investments purchased
Regular delivery	$97,706,798
Delayed delivery	2,454,154,051
TBA sale commitments, at value	886,028,339
Unrealized depreciation on forward foreign currency contracts	1,593,749
Payable for fund shares redeemed	4,361,425
Bi-lateral OTC swaps, at value	2,127,279
Accrued management fee	4,701,389
Payable for daily variation margin on futures contracts	2,556,301
Other payables and accrued expenses	224,421
Collateral on securities loaned	49,295,300
Total liabilities		3,502,749,052
Net Assets		$20,001,646,047
Net Assets consist of:
Paid in capital		$21,918,018,837
Total accumulated earnings (loss)		(1,916,372,790)
Net Assets		$20,001,646,047
Net Asset Value, offering price and redemption price per share ($20,001,646,047 ÷ 2,180,623,913 shares)		$9.17
Statement of Operations
Year ended August 31, 2024
Investment Income
Dividends		$6,865,955
Interest		979,924,115
Income from Fidelity Central Funds (including $203,293 from security lending)		28,734,177
Total income		1,015,524,247
Expenses
Management fee	$57,727,519
Custodian fees and expenses	43,707
Independent trustees' fees and expenses	60,967
Registration fees	186,114
Audit fees	153,086
Legal	226,645
Miscellaneous	167,878
Total expenses before reductions	58,565,916
Expense reductions	(827,952)
Total expenses after reductions		57,737,964
Net Investment income (loss)		957,786,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(365,237,794)
Fidelity Central Funds	1,545
Forward foreign currency contracts	2,324,496
Foreign currency transactions	271,109
Futures contracts	14,341,195
Swaps	(4,374,332)
Written options	121,151
Total net realized gain (loss)		(352,552,630)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,087,816,093
Forward foreign currency contracts	(5,916,957)
Assets and liabilities in foreign currencies	119,595
Futures contracts	(2,980,045)
Swaps	(9,730,811)
TBA Sale commitments	(1,885,653)
Total change in net unrealized appreciation (depreciation)		1,067,422,222
Net gain (loss)		714,869,592
Net increase (decrease) in net assets resulting from operations		$1,672,655,875
Statement of Changes in Net Assets

	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$957,786,283	$857,311,825
Net realized gain (loss)	(352,552,630)	(558,027,107)
Change in net unrealized appreciation (depreciation)	1,067,422,222	(211,280,553)
Net increase (decrease) in net assets resulting from operations	1,672,655,875	88,004,165
Distributions to shareholders	(908,838,665)	(846,069,933)

Share transactions
Proceeds from sales of shares	145,313,379	1,580,259,248
Reinvestment of distributions	908,838,665	846,069,933
Cost of shares redeemed	(2,167,589,197)	(620,848,447)

Net increase (decrease) in net assets resulting from share transactions	(1,113,437,153)	1,805,480,734
Total increase (decrease) in net assets	(349,619,943)	1,047,414,966

Net Assets
Beginning of period	20,351,265,990	19,303,851,024
End of period	$20,001,646,047	$20,351,265,990

Other Information
Shares
Sold	16,654,811	176,740,281
Issued in reinvestment of distributions	102,487,820	94,920,580
Redeemed	(243,276,776)	(69,223,263)
Net increase (decrease)	(124,134,145)	202,437,598

Financial Highlights
Fidelity® SAI Total Bond Fund

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.83	$9.18	$10.67	$11.01	$10.76
Income from Investment Operations
Net investment income (loss) A,B	.425	.389	.265	.283	.328
Net realized and unrealized gain (loss)	.318	(.355)	(1.421)	.011	.414
Total from investment operations	.743	.034	(1.156)	.294	.742
Distributions from net investment income	(.403)	(.384)	(.264)	(.263)	(.317)
Distributions from net realized gain	-	-	(.070)	(.371)	(.175)
Total distributions	(.403)	(.384)	(.334)	(.634)	(.492)
Net asset value, end of period	$9.17	$8.83	$9.18	$10.67	$11.01
Total Return C	8.67%	.41%	(11.04)%	2.81%	7.16%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.29%	.30%	.30%	.30%	.31%
Expenses net of fee waivers, if any	.29%	.30%	.30%	.30%	.31%
Expenses net of all reductions	.29%	.30%	.30%	.30%	.31%
Net investment income (loss)	4.79%	4.36%	2.68%	2.66%	3.08%
Supplemental Data
Net assets, end of period (000 omitted)	$20,001,646	$20,351,266	$19,303,851	$17,906,211	$16,211,735
Portfolio turnover rate F	222%	204%	132%	180%	214%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended August 31, 2024

1. Organization.
Fidelity SAI Total Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividend receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to contingent interest, certain conversion ratio adjustments, foreign currency transactions, futures contracts, swaps, market discount, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$362,145,269
Gross unrealized depreciation	(1,138,689,094)
Net unrealized appreciation (depreciation)	$(776,543,825)
Tax Cost	$23,182,477,611

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,435,863
Capital loss carryforward	$(1,140,800,304)
Net unrealized appreciation (depreciation) on securities and other investments	$(797,008,349)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(443,043,395)
Long-term	(697,756,909)
Total capital loss carryforward	$(1,140,800,304)

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$908,838,665	$846,069,933

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The value of these commitments and proceeds to be received at contractual settlement date are reflected in the Statement of Assets and Liabilities as "TBA sale commitments, at value" and "Receivable for TBA sale commitments," respectively. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, a fund realizes a gain or loss. If a fund delivers securities under the commitment, a fund realizes a gain or loss from the sale of the securities based upon the price established at the date the commitment was entered into.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. For OTC written options with upfront premiums received, a fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity SAI Total Bond Fund
Credit Risk
Swaps	(975,935)	(2,324,695)
Total Credit Risk	(975,935)	(2,324,695)
Foreign Exchange Risk
Forward Foreign Currency Contracts	2,324,496	(5,916,957)
Total Foreign Exchange Risk	2,324,496	(5,916,957)
Interest Rate Risk
Futures Contracts	14,341,195	(2,980,045)
Purchased Options	438,685	(815,045)
Written Options	121,151	-
Swaps	(3,398,397)	(7,406,116)
Total Interest Rate Risk	11,502,634	(11,201,206)
Totals	12,851,195	(19,442,858)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Total Bond Fund	26,126,327,996	26,523,404,069
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective March 1, 2024, the Fund pays a monthly management fee that is based on an annual rate of .282% of the Fund's average net assets.

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI Total Bond Fund	124

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Total Bond Fund	-	153,962	57,754

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity SAI Total Bond Fund	33,705
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity SAI Total Bond Fund	21,292	-	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $41,633.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $786,319.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Core Income Fund	Strategic Advisers Fidelity Core Income Fund
Fidelity SAI Total Bond Fund	19%	81%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Total Bond Fund	100%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Total Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Total Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 20.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $908,838,140 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9887627.105
STB-ANN-1024
Fidelity® SAI Low Duration Income Fund
(to be renamed Fidelity SAI Low Duration Bond Fund effective October 30, 2024)

Annual Report
August 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Low Duration Income Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 44.7%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.1%
Media - 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.908% 7/23/25	15,000,000	14,950,530
Warnermedia Holdings, Inc. 3.638% 3/15/25	23,000,000	22,781,187
		37,731,717
Wireless Telecommunication Services - 0.6%
Sprint Corp. 7.625% 2/15/25	18,400,000	18,463,922
T-Mobile U.S.A., Inc. 3.5% 4/15/25	23,150,000	22,901,922
		41,365,844
TOTAL COMMUNICATION SERVICES		79,097,561
CONSUMER DISCRETIONARY - 4.6%
Automobiles - 4.0%
American Honda Finance Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.8141% 6/13/25 (b)(c)	23,000,000	23,012,103
4.95% 1/9/26	13,259,000	13,329,984
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.800% 6.1387% 8/13/26 (b)(c)(d)	22,600,000	22,722,266
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 6.2017% 4/1/25 (b)(c)(d)	13,000,000	13,029,765
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.300% 6.6584% 4/7/25 (b)(c)	13,000,000	13,057,200
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.9767% 10/15/24 (b)(c)	13,310,000	13,314,413
1.2% 10/15/24	12,700,000	12,634,573
2.75% 6/20/25	14,573,000	14,299,130
2.9% 2/26/25	14,000,000	13,835,249
3.5% 11/7/24	10,000,000	9,959,856
4% 1/15/25	12,000,000	11,935,495
Hyundai Capital America:
5.45% 6/24/26 (d)	13,511,000	13,675,368
5.8% 6/26/25 (d)	16,468,000	16,561,058
Mercedes-Benz Finance North America LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.630% 5.9778% 7/31/26 (b)(c)(d)	22,000,000	22,033,308
4.9% 1/9/26 (d)	12,000,000	12,056,320
5.5% 11/27/24 (d)	18,800,000	18,805,486
Volkswagen Group of America Finance LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.060% 6.395% 8/14/26 (b)(c)(d)	21,978,000	22,090,176
3.35% 5/13/25 (d)	6,200,000	6,126,403
5.8% 9/12/25 (d)	27,000,000	27,241,285
		299,719,438
Distributors - 0.3%
Genuine Parts Co. 1.75% 2/1/25	20,000,000	19,701,486
Household Durables - 0.1%
Lennar Corp. 4.75% 5/30/25	7,237,000	7,207,891
Specialty Retail - 0.2%
The Home Depot, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 5.6919% 12/24/25 (b)(c)	17,610,000	17,627,927
Textiles, Apparel & Luxury Goods - 0.0%
Tapestry, Inc. 7.05% 11/27/25	855,000	870,849
TOTAL CONSUMER DISCRETIONARY		345,127,591
CONSUMER STAPLES - 2.2%
Beverages - 0.2%
PepsiCo, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.7395% 11/12/24 (b)(c)	14,429,000	14,434,957
Consumer Staples Distribution & Retail - 0.7%
Dollar General Corp.:
4.15% 11/1/25	12,000,000	11,873,189
4.25% 9/20/24	29,656,000	29,632,907
Dollar Tree, Inc. 4% 5/15/25	15,923,000	15,793,408
		57,299,504
Food Products - 0.3%
Campbell Soup Co.:
3.3% 3/19/25	9,000,000	8,901,704
3.95% 3/15/25	9,355,000	9,294,099
5.3% 3/20/26	3,502,000	3,543,032
		21,738,835
Personal Care Products - 0.2%
Kenvue, Inc. 5.5% 3/22/25	13,500,000	13,541,980
Tobacco - 0.8%
Altria Group, Inc. 2.35% 5/6/25	24,328,000	23,897,986
Philip Morris International, Inc. 5.125% 11/15/24	12,200,000	12,189,752
Reynolds American, Inc. 4.45% 6/12/25	24,850,000	24,721,151
		60,808,889
TOTAL CONSUMER STAPLES		167,824,165
ENERGY - 3.1%
Oil, Gas & Consumable Fuels - 3.1%
Canadian Natural Resources Ltd. 2.05% 7/15/25	15,500,000	15,105,054
Columbia Pipeline Group, Inc. 4.5% 6/1/25	7,500,000	7,457,725
DCP Midstream Operating LP 5.375% 7/15/25	12,000,000	11,995,746
Devon Energy Corp. 5.25% 9/15/24	3,300,000	3,297,883
Enbridge, Inc. 2.5% 2/14/25	21,300,000	21,045,271
Energy Transfer LP:
2.9% 5/15/25	13,365,000	13,148,536
4.05% 3/15/25	12,200,000	12,117,032
Marathon Petroleum Corp. 4.7% 5/1/25	23,000,000	22,910,492
MPLX LP 4.875% 12/1/24	13,697,000	13,674,939
Phillips 66 Co. 3.85% 4/9/25	23,000,000	22,803,634
Spectra Energy Partners LP 3.5% 3/15/25	24,000,000	23,773,055
The Williams Companies, Inc. 3.9% 1/15/25	6,000,000	5,967,426
TransCanada PipeLines Ltd. 1% 10/12/24	42,700,000	42,462,838
Western Midstream Operating LP 3.1% 2/1/25	18,000,000	17,785,031
		233,544,662
FINANCIALS - 25.9%
Banks - 16.2%
ABN AMRO Bank NV U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.780% 7.1437% 9/18/27 (b)(c)(d)	17,900,000	18,175,743
Bank of America Corp.:
0.981% 9/25/25 (b)	12,700,000	12,662,069
1.53% 12/6/25 (b)	15,000,000	14,845,283
1.658% 3/11/27 (b)	10,000,000	9,547,191
2.015% 2/13/26 (b)	14,705,000	14,489,713
3.366% 1/23/26 (b)	24,000,000	23,802,924
3.384% 4/2/26 (b)	20,000,000	19,781,213
Bank of America NA 5.65% 8/18/25	20,000,000	20,160,045
Bank of Ireland Group PLC 6.253% 9/16/26 (b)(d)	15,000,000	15,177,648
Bank of Montreal 5.92% 9/25/25	18,000,000	18,224,646
Bank of Nova Scotia 5.45% 6/12/25	24,400,000	24,497,341
Barclays PLC:
2.852% 5/7/26 (b)	40,239,000	39,554,624
3.65% 3/16/25	10,000,000	9,910,140
5.304% 8/9/26 (b)	27,658,000	27,702,692
BNP Paribas SA 1.323% 1/13/27 (b)(c)(d)	10,214,000	9,723,348
BPCE SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.9267% 1/14/25 (b)(c)(d)	9,396,000	9,403,348
2.375% 1/14/25 (d)	7,962,000	7,872,735
Canadian Imperial Bank of Commerce U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.940% 6.2984% 4/7/25 (b)(c)	18,000,000	18,057,142
Capital One NA 2.28% 1/28/26 (b)	15,000,000	14,798,090
Citibank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6.0513% 8/6/26 (b)(c)	23,000,000	23,033,810
5.864% 9/29/25	18,750,000	18,988,531
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 6.045% 1/25/26 (b)(c)	17,500,000	17,513,994
2.014% 1/25/26 (b)	15,000,000	14,794,305
3.29% 3/17/26 (b)	24,000,000	23,752,360
Cooperatieve Rabobank UA:
1.004% 9/24/26 (b)(d)	19,741,000	18,952,256
1.339% 6/24/26 (b)(d)	6,400,000	6,205,845
Cooperatieve Rabobank UA/NY 4.333% 8/28/26	20,000,000	20,001,164
Credit Agricole SA 1.247% 1/26/27 (b)(d)	3,700,000	3,516,994
Danske Bank A/S:
6.259% 9/22/26 (b)(d)	27,404,000	27,772,918
6.466% 1/9/26 (b)(d)	14,604,000	14,657,032
DNB Bank ASA 5.896% 10/9/26 (b)(d)	11,900,000	12,011,620
HSBC Holdings PLC:
1.645% 4/18/26 (b)	8,000,000	7,816,983
2.633% 11/7/25 (b)	12,500,000	12,434,599
2.999% 3/10/26 (b)	16,000,000	15,808,786
4.18% 12/9/25 (b)	15,000,000	14,945,003
4.292% 9/12/26 (b)	8,000,000	7,939,638
Huntington National Bank 5.699% 11/18/25 (b)	31,050,000	31,043,584
ING Groep NV 3.869% 3/28/26 (b)	30,500,000	30,271,953
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.920% 6.2563% 2/24/26 (b)(c)	15,958,000	15,987,044
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.320% 6.6705% 4/26/26 (b)(c)	14,956,000	15,031,204
1.04% 2/4/27 (b)	7,900,000	7,506,946
1.561% 12/10/25 (b)	9,000,000	8,903,462
5.546% 12/15/25 (b)	26,000,000	26,004,915
Lloyds Banking Group PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.560% 6.9038% 8/7/27 (b)(c)	18,000,000	18,227,647
3.511% 3/18/26 (b)	8,000,000	7,925,952
Mitsubishi UFJ Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.380% 6.7494% 9/12/25 (b)(c)	12,955,000	12,958,654
0.962% 10/11/25 (b)	20,191,000	20,095,547
3.837% 4/17/26 (b)	12,000,000	11,898,381
5.063% 9/12/25 (b)	12,000,000	11,996,773
Mizuho Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.960% 6.2871% 5/22/26 (b)(c)	21,000,000	21,069,975
2.555% 9/13/25 (b)	18,750,000	18,735,244
2.651% 5/22/26 (b)	16,000,000	15,730,578
Morgan Stanley Bank, West Valley City Utah 5.479% 7/16/25	20,000,000	20,150,550
NatWest Markets PLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.8126% 3/22/25 (b)(c)(d)	11,324,000	11,396,002
PNC Financial Services Group, Inc.:
5.102% 7/23/27 (b)	23,000,000	23,194,106
5.671% 10/28/25 (b)	9,000,000	9,001,060
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.6984% 10/7/24 (b)(c)	2,000,000	2,000,278
5.069% 7/23/27 (b)	30,425,000	30,771,117
Santander Holdings U.S.A., Inc.:
3.45% 6/2/25	18,992,000	18,729,320
4.5% 7/17/25	23,000,000	22,843,818
Societe Generale:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.050% 6.4031% 1/21/26 (b)(c)(d)	18,000,000	18,017,766
2.625% 1/22/25 (d)	13,000,000	12,852,952
Sumitomo Mitsui Trust Bank Ltd. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.440% 5.8026% 9/16/24 (b)(c)(d)	2,000,000	2,000,140
Swedbank AB U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.910% 6.269% 4/4/25 (b)(c)(d)	11,081,000	11,107,262
The Toronto-Dominion Bank U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.480% 5.8376% 10/10/25 (b)(c)	25,250,000	25,249,616
Truist Financial Corp.:
4.26% 7/28/26 (b)	15,003,000	14,867,444
5.9% 10/28/26 (b)	15,000,000	15,150,334
U.S. Bancorp 1.45% 5/12/25	15,000,000	14,658,728
Wells Fargo & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.320% 6.671% 4/25/26 (b)(c)	13,951,000	14,020,317
2.164% 2/11/26 (b)	8,000,000	7,890,582
2.188% 4/30/26 (b)	23,600,000	23,132,080
2.406% 10/30/25 (b)	12,500,000	12,434,370
3.3% 9/9/24	25,400,000	25,389,632
Wells Fargo Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.800% 6.1456% 8/1/25 (b)(c)	15,000,000	15,054,046
		1,211,831,152
Capital Markets - 5.8%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.710% 6.0734% 1/7/25 (b)(c)(d)	20,600,000	20,608,174
4.86% 8/27/26 (d)	15,000,000	15,023,511
5.684% 2/23/26 (d)	20,000,000	20,220,712
Bank of New York Mellon Corp. 4.414% 7/24/26 (b)	10,226,000	10,179,118
Bank of New York, New York:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.8141% 3/13/26 (b)(c)	12,722,000	12,726,605
5.224% 11/21/25 (b)	8,260,000	8,256,944
Deutsche Bank AG New York Branch:
3.961% 11/26/25 (b)	28,000,000	27,886,445
6.119% 7/14/26 (b)	20,901,000	21,026,880
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (b)	22,000,000	21,559,457
1.431% 3/9/27 (b)	14,873,000	14,122,519
3.272% 9/29/25 (b)	12,200,000	12,175,209
5.7% 11/1/24	28,500,000	28,507,596
Moody's Corp. 3.75% 3/24/25	17,919,000	17,796,906
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.8609% 1/22/25 (b)(c)	9,000,000	9,000,270
1.593% 5/4/27 (b)	15,900,000	15,105,444
2.188% 4/28/26 (b)	31,016,000	30,408,206
2.63% 2/18/26 (b)	22,000,000	21,731,963
3.7% 10/23/24	15,900,000	15,861,886
State Street Corp. 2.901% 3/30/26 (b)	12,000,000	11,839,342
UBS AG U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.5923% 2/21/25 (b)(c)	14,000,000	14,059,780
UBS AG London Branch U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.470% 5.8267% 1/13/25 (b)(c)(d)	24,000,000	24,006,307
UBS Group AG:
1.364% 1/30/27 (b)(d)	25,000,000	23,776,931
2.193% 6/5/26 (b)(d)	6,300,000	6,160,669
3.75% 3/26/25	12,000,000	11,905,316
6.373% 7/15/26 (b)(d)	22,000,000	22,228,881
		436,175,071
Consumer Finance - 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	24,000,000	23,845,490
3.5% 1/15/25	3,365,000	3,340,963
6.5% 7/15/25	15,000,000	15,144,491
Ally Financial, Inc. 4.625% 3/30/25	17,935,000	17,852,082
American Express Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.930% 6.2985% 3/4/25 (b)(c)	20,000,000	20,037,315
3.625% 12/5/24	18,000,000	17,910,733
4.99% 5/1/26 (b)	24,000,000	23,974,341
6.338% 10/30/26 (b)	15,655,000	15,920,550
Capital One Financial Corp.:
2.636% 3/3/26 (b)	24,000,000	23,661,691
3.3% 10/30/24	7,000,000	6,974,982
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.770% 6.1098% 8/7/26 (b)(c)	22,559,000	22,673,013
5.6% 9/11/25	19,000,000	19,195,878
		210,531,529
Financial Services - 0.7%
CNH Industrial Capital LLC 3.95% 5/23/25	10,000,000	9,909,730
Corebridge Financial, Inc. 3.5% 4/4/25	28,000,000	27,708,361
Fiserv, Inc. 3.85% 6/1/25	12,200,000	12,087,514
		49,705,605
Insurance - 0.4%
Equitable Financial Life Global Funding 1% 1/9/26 (d)	20,200,000	19,224,744
Protective Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.980% 6.3422% 3/28/25 (b)(c)(d)	13,000,000	13,047,632
		32,272,376
TOTAL FINANCIALS		1,940,515,733
HEALTH CARE - 2.3%
Biotechnology - 0.8%
AbbVie, Inc. 2.6% 11/21/24	18,000,000	17,890,577
Amgen, Inc. 5.25% 3/2/25	39,415,000	39,426,913
		57,317,490
Health Care Providers & Services - 1.4%
CVS Health Corp. 4.1% 3/25/25	24,000,000	23,870,856
Elevance Health, Inc. 3.35% 12/1/24	18,263,000	18,166,533
HCA Holdings, Inc.:
5.375% 2/1/25	23,075,000	23,043,552
5.875% 2/15/26	17,900,000	18,047,170
Humana, Inc.:
3.85% 10/1/24	15,640,000	15,618,237
4.5% 4/1/25	6,231,000	6,199,543
		104,945,891
Pharmaceuticals - 0.1%
Bristol-Myers Squibb Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.490% 5.8213% 2/20/26 (b)(c)	10,569,000	10,610,076
TOTAL HEALTH CARE		172,873,457
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.4%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (d)	12,100,000	12,079,110
The Boeing Co. 4.875% 5/1/25	21,699,000	21,608,868
		33,687,978
Ground Transportation - 0.3%
Canadian Pacific Railway Co.:
1.35% 12/2/24	13,000,000	12,870,589
2.9% 2/1/25	12,000,000	11,891,318
		24,761,907
Machinery - 0.7%
Caterpillar Financial Services Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.786% 11/14/24 (b)(c)	20,800,000	20,810,946
Daimler Trucks Finance North America LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.750% 6.1141% 12/13/24 (b)(c)(d)	2,000,000	2,003,512
3.5% 4/7/25 (d)	24,000,000	23,767,615
5.2% 1/17/25 (d)	5,340,000	5,338,776
		51,920,849
Trading Companies & Distributors - 0.2%
Air Lease Corp. 3.25% 3/1/25	13,926,000	13,781,519
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd. 2.125% 2/21/26 (d)	20,000,000	19,124,637
TOTAL INDUSTRIALS		143,276,890
INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment, Instruments & Components - 0.1%
Dell International LLC/EMC Corp. 6.02% 6/15/26	7,400,000	7,557,922
Semiconductors & Semiconductor Equipment - 0.5%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.250% 5.6117% 10/1/24 (b)(c)	5,416,000	5,416,000
Micron Technology, Inc. 4.975% 2/6/26	8,000,000	8,021,234
NXP BV/NXP Funding LLC 5.35% 3/1/26	15,000,000	15,085,125
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 3.875% 6/18/26	7,600,000	7,494,664
		36,017,023
Software - 0.4%
Oracle Corp. 2.5% 4/1/25	30,600,000	30,129,926
TOTAL INFORMATION TECHNOLOGY		73,704,871
MATERIALS - 1.0%
Chemicals - 1.0%
Celanese U.S. Holdings LLC 6.05% 3/15/25	30,000,000	30,107,994
Eastman Chemical Co. 3.8% 3/15/25	1,944,000	1,929,474
International Flavors & Fragrances, Inc. 1.23% 10/1/25 (d)	25,000,000	23,993,588
Nutrien Ltd. 5.9% 11/7/24	17,256,000	17,268,188
		73,299,244
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Alexandria Real Estate Equities, Inc. 3.45% 4/30/25	21,500,000	21,288,905
Kite Realty Group Trust 4% 3/15/25	10,773,000	10,663,100
Ventas Realty LP 2.65% 1/15/25	12,000,000	11,867,053
		43,819,058
UTILITIES - 1.0%
Electric Utilities - 0.1%
Pacific Gas & Electric Co. 3.5% 6/15/25	5,750,000	5,669,351
Independent Power and Renewable Electricity Producers - 0.1%
Constellation Energy Generation, LLC 3.25% 6/1/25	12,500,000	12,325,214
Multi-Utilities - 0.8%
Dominion Energy, Inc. 3.3% 3/15/25	11,936,000	11,805,979
DTE Energy Co.:
1.05% 6/1/25	12,700,000	12,325,276
2.529% 10/1/24	12,975,000	12,941,968
Sempra 3.3% 4/1/25	16,000,000	15,805,000
WEC Energy Group, Inc. 5% 9/27/25	6,000,000	6,014,617
		58,892,840
TOTAL UTILITIES		76,887,405
TOTAL NONCONVERTIBLE BONDS (Cost $3,334,771,196)		3,349,970,637

U.S. Treasury Obligations - 21.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.25% to 5.32% 9/12/24 to 1/2/25	470,000,000	463,703,620
U.S. Treasury Notes:
4.125% 1/31/25	336,500,000	335,389,288
4.25% 1/31/26	380,100,000	380,589,972
4.75% 7/31/25	403,000,000	404,064,170
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,580,922,841)		1,583,747,050

Asset-Backed Securities - 23.0%
	Principal Amount (a)	Value ($)
Affirm Asset Securitization Trust Series 2024-X1 Class A, 6.27% 5/15/29 (d)	2,185,768	2,191,672
AIMCO CLO Ltd. Series 2022-12A Class AR, CME Term SOFR 3 Month Index + 1.170% 6.4558% 1/17/32 (b)(c)(d)	12,229,079	12,241,467
Ally Auto Receivables Trust:
Series 2022-2 Class A3, 4.76% 5/17/27	9,390,101	9,370,486
Series 2024-1 Class A2, 5.32% 1/15/27	18,000,000	18,000,493
American Express Credit Account Master Trust Series 2022-3 Class A, 3.75% 8/15/27	20,000,000	19,814,710
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5714% 10/15/32 (b)(c)(d)	7,166,000	7,167,390
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.5936% 4/22/31 (b)(c)(d)	7,970,949	8,001,980
Ares XXXIV CLO Ltd. Series 2024-2A Class AR3, CME Term SOFR 3 Month Index + 1.320% 6.6058% 4/17/33 (b)(c)(d)	26,524,000	26,531,294
ARI Fleet Lease Trust Series 2024-A Class A2, 5.3% 11/15/32 (d)	12,866,000	12,911,788
Ari Fleet Lease Trust 2024-B Series 2024-B Class A2, 5.54% 4/15/33 (d)	1,615,000	1,629,991
BMW Vechicle Lease Trust Series 2023-1 Class A3, 5.16% 11/25/25	13,215,535	13,211,635
BMW Vehicle Lease Trust:
Series 2023-2 Class A3, 5.99% 9/25/26	12,000,000	12,101,893
Series 2024-1 Class A2A, 5.1% 7/27/26	11,948,745	11,951,720
BMW Vehicle Owner Trust:
Series 2022-A Class A3, 3.21% 8/25/26	1,351,959	1,339,357
Series 2023-A Class A2A, 5.72% 4/27/26	8,473,241	8,480,403
Bofa Auto Trust 2024-1 Series 2024-1A Class A2, 5.57% 12/15/26 (d)	11,953,000	11,995,654
Capital One Multi-Asset Execution Trust:
Series 2022-A2 Class A, 3.49% 5/15/27	20,000,000	19,789,268
Series 2022-A3 Class A, 4.95% 10/15/27	20,829,000	20,879,777
Capital One Prime Auto Receivables Series 2023-1 Class A2, 5.2% 5/15/26	5,303,229	5,299,981
CarMax Auto Owner Trust:
Series 2021-3 Class A3, 0.55% 6/15/26	5,820,724	5,718,212
Series 2023 2 Class A2A, 5.5% 6/15/26	6,304,135	6,305,164
Carmax Auto Owner Trust:
Series 2024-1 Class A2A, 5.3% 3/15/27	13,826,936	13,833,039
Series 2024-2 Class A2A, 5.65% 5/17/27	18,903,000	18,994,058
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A2A, 6.08% 12/15/26	9,890,606	9,927,505
Carmax Auto Owner Trust 2024-3 Series 2024-3 Class A2A, 5.21% 9/15/27	16,330,000	16,413,997
Carmax Owner Trust Series 2023-1 Class A2A, 5.23% 1/15/26	754,173	753,993
Carmax Select Receivables Trust Series 2024-A Class A2A, 5.78% 9/15/27	1,141,000	1,145,721
Cascade Funding Mortgage Trust Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(d)	158,449	156,162
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6436% 10/20/32 (b)(c)(d)	2,864,000	2,864,524
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.663% 7/15/33 (b)(c)(d)	10,797,000	10,807,873
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.4952% 7/27/30 (b)(c)(d)	1,255,237	1,255,632
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (d)	1,237,102	1,213,850
Chase Auto Owner Trust:
Series 2024-1A Class A2, 5.48% 4/26/27 (d)	11,740,254	11,759,197
Series 2024-4A Class A2, 5.25% 9/27/27 (d)	18,482,000	18,559,329
Chase Auto Owner Trust 24-3 Series 2024-3A Class A2, 5.53% 9/27/27 (d)	9,968,000	10,020,365
Chesapeake Funding II LLC:
Series 2021-1A Class A2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.340% 5.698% 4/15/33 (b)(c)(d)	867,370	867,367
Series 2023 1A Class A1, 5.65% 5/15/35 (d)	8,394,786	8,446,911
Series 2023-2A Class A1, 6.16% 10/15/35 (d)	1,651,180	1,675,100
Citizens Auto Receivables Trust:
Series 2024-1 Class A2A, 5.43% 10/15/26 (d)	14,168,898	14,175,301
Series 2024-2 Class A2A, 5.54% 11/16/26 (d)	14,638,000	14,675,274
Daimler Trucks Retail Trust 20:
Series 2023-1 Class A2, 6.03% 9/15/25	3,100,814	3,104,601
Series 2024-1 Class A2, 5.6% 4/15/26	30,900,000	30,961,584
Dell Equipment Finance Trust Series 2023-1 Class A3, 5.65% 9/22/28 (d)	12,640,000	12,678,734
Dell Equipment Finance Trust 2:
Series 2023-3 Class A2, 6.1% 4/23/29 (d)	10,486,155	10,513,836
Series 2024-1 Class A2, 5.58% 3/22/30 (d)	15,034,000	15,097,851
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A2, 5.84% 1/22/29 (d)	4,489,093	4,492,896
Discover Card Execution Note Trust:
Series 2022-A1 Class A1, 1.96% 2/15/27	18,000,000	17,741,025
Series 2022-A3 Class A3, 3.56% 7/15/27	18,430,000	18,229,257
Dllaa 2023-1A Series 2023-1A Class A2, 5.93% 7/20/26 (d)	1,055,244	1,058,865
DLLAD:
Series 2023-1A Class A2, 5.19% 4/20/26 (d)	4,330,389	4,327,241
Series 2024-1A Class A2, 5.5% 8/20/27 (d)	7,756,000	7,806,803
Dllmt 2023-1 LLC Series 2023-1A Class A2, 5.78% 11/20/25 (d)	6,372,563	6,378,866
DLLST Series 2024-1A Class A2, 5.33% 1/20/26 (d)	9,067,000	9,066,646
Drive Auto Receivables Trust Series 2024-1 Class A2, 5.83% 12/15/26	6,662,796	6,669,229
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2021-86A Class A1R, CME Term SOFR 3 Month Index + 1.360% 6.6474% 7/17/34 (b)(c)(d)	4,908,000	4,915,117
Enterprise Fleet Financing Series 2024-2 Class A2, 5.74% 12/20/26 (d)	3,535,000	3,567,902
Enterprise Fleet Financing 202 Series 2024-3 Class A2, 5.31% 4/20/27 (d)	13,414,000	13,506,266
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (d)	4,297,882	4,377,928
Enterprise Fleet Financing LLC:
Series 2021-2 Class A2, 0.48% 5/20/27 (d)	559,163	555,154
Series 2022-3 Class A2, 4.38% 7/20/29 (d)	882,811	878,343
Series 2023-1 Class A2, 5.51% 1/22/29 (d)	6,573,613	6,587,232
Series 2024-1 Class A2, 5.23% 3/20/30 (d)	15,485,000	15,577,905
Finance of America HECM Buyout Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(d)	2,891,577	2,838,374
Flatiron Clo 28 Ltd. / Flatiron Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.5866% 7/15/36 (b)(c)(d)	21,514,000	21,591,214
Ford Credit Auto Lease Trust:
Series 2023-B Class A2A, 5.9% 2/15/26	5,378,667	5,384,000
Series 2024-A Class A2A, 5.24% 7/15/26	10,486,312	10,486,148
Ford Credit Auto Owner Trust:
Series 2018-1 Class A, 3.19% 7/15/31 (d)	4,515,000	4,479,753
Series 2020-1 Class A, 2.04% 8/15/31 (d)	13,000,000	12,811,185
Series 2020-2:
Class A, 1.06% 4/15/33 (d)	24,000,000	23,003,554
Class B, 1.49% 4/15/33 (d)	10,000,000	9,604,419
Series 2023-B Class A2A, 5.57% 6/15/26	11,328,666	11,334,392
Ford Credit Floorplan Master Owner Trust Series 2019-4 Class A, 2.44% 9/15/26	19,000,000	18,982,900
FORDO:
Series 2022-B Class A3, 3.74% 9/15/26	4,981,020	4,947,455
Series 2024-B Class A2A, 5.4% 4/15/27	15,651,000	15,739,727
GM Financial Automobile Leasing Trust:
Series 2023-1 Class A3, 5.16% 4/20/26	19,402,519	19,391,116
Series 2023-2 Class A2A, 5.44% 10/20/25	392,232	392,271
Gm Financial Consumer Automobi Series 2024-2 Class A2A, 5.33% 3/16/27	14,632,000	14,657,133
GM Financial Consumer Automobile Series 2024-1 Class ASB, 5.12% 2/16/27	11,361,554	11,361,989
Gm Financial Consumer Automobile Re:
Series 2023-1 Class A2A, 5.19% 3/16/26	1,231,988	1,231,534
Series 2023-3 Class A2A, 5.74% 9/16/26	8,142,465	8,153,032
GM Financial Consumer Automobile Receivables Series 2023 2 Class A2A, 5.1% 5/18/26	4,127,176	4,124,474
GM Financial Consumer Automobile Receivables Trust Series 2022-2 Class A3, 3.1% 2/16/27	12,924,647	12,766,516
GM Financial Leasing Trust Series 2024-1 Class A2A, 5.18% 6/22/26	17,691,540	17,699,944
Gm Financial Leasing Trust 202 Series 2023-3 Class A2A, 5.58% 1/20/26	9,799,628	9,804,813
GMF Floorplan Owner Revolving Trust Series 2024-1A Class A2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.750% 6.1035% 3/15/29 (b)(c)(d)	16,000,000	16,044,398
Harot 2023-4 Series 2023-4 Class A2, 5.87% 6/22/26	11,975,749	12,008,566
Honda Auto Receivables:
Series 2023-1 Class A2, 5.22% 10/21/25	3,623,153	3,621,853
Series 2023-2 Class A2, 5.41% 4/15/26	9,242,165	9,242,580
Honda Auto Receivables 2023-3 Series 2023-3 Class A2, 5.71% 3/18/26	8,264,201	8,273,392
Honda Auto Receivables 2024-2 Series 2024-2 Class A2, 5.48% 11/18/26	18,213,000	18,298,330
HPEFS Equipment Trust:
Series 2022-3A Class A2, 5.26% 8/20/29 (d)	330,414	330,342
Series 2024-1A Class A2, 5.38% 5/20/31 (d)	24,540,000	24,557,877
Series 2024-2A Class A2, 5.5% 10/20/31 (d)	10,925,000	10,986,856
Huntington Auto Trust Series 2024-1A Class A2, 5.5% 3/15/27 (d)	16,095,800	16,127,712
Hyundai Auto Lease Securitizat:
Series 2023-B:
Class A2A, 5.47% 9/15/25 (d)	1,124,864	1,124,890
Class A3, 5.15% 6/15/26 (d)	750,000	750,074
Series 2023-C Class A2A, 5.85% 3/16/26 (d)	11,904,135	11,934,027
Series 2024-B Class A2A, 5.51% 10/15/26 (d)	18,184,000	18,268,596
Hyundai Auto Lease Securitization Series 2024-A Class A2A, 5.15% 6/15/26 (d)	10,347,139	10,350,311
Hyundai Auto Receivables Trust:
Series 2022-C, Class A2A, 5.35% 11/17/25	399,349	399,324
Series 2023 A Class A2A, 5.19% 12/15/25	3,545,565	3,544,411
Series 2023-B Class A2A, 5.77% 5/15/26	7,237,446	7,247,597
Series 2023-C Class A2A, 5.8% 1/15/27	9,937,336	9,965,646
Series 2024-A Class A2A, 5.29% 4/15/27	14,591,000	14,610,305
John Deere Owner Trust:
Series 2021-A Class A3, 0.36% 9/15/25	522,300	521,194
Series 2024-A Class A2A, 5.19% 2/16/27	24,304,000	24,340,565
John Deere Owner Trust 2023-B Series 2023-B Class A2, 5.59% 6/15/26	8,323,798	8,328,663
John Deere Owner Trust 23-C Series 2023-C Class A2, 5.76% 8/17/26	10,920,811	10,938,347
Juniper Valley Park CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.532% 7/20/36 (b)(c)(d)	20,000,000	20,007,880
Kubota Credit Owner Trust Series 2024-2A Class A2, 5.45% 4/15/27 (d)	6,750,000	6,805,745
Magnetite Xxii Ltd. / Magnetite Series 2024-22A Class ARR, CME Term SOFR 3 Month Index + 1.250% 6.5258% 7/15/36 (b)(c)(d)	17,992,000	18,003,227
Marlette Funding Trust 2023-3 Series 2023-3A Class A, 6.49% 9/15/33 (d)	598,236	598,751
Marlette Funding Trust 2024-1 Series 2024-1A Class A, 5.95% 7/17/34 (d)	1,100,752	1,104,615
Mercedes-Benz Auto Lease Trust Series 2024-A Class A2A, 5.44% 2/16/27	22,726,000	22,853,975
Mercedes-Benz Auto Receivables:
Series 2022-1, Class A3, 5.21% 8/16/27	12,784,103	12,810,593
Series 2023-1 Class A2, 5.09% 1/15/26	359,145	359,082
Series 2024-1 Class A2A, 5.06% 5/17/27	14,310,308	14,304,286
MMAF Equipment Finance LLC Series 2023-A Class A2, 5.79% 11/13/26 (d)	8,595,784	8,625,833
Neuberger Berman Ln Advisers N Series 2024-50A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.533% 7/23/36 (b)(c)(d)	19,000,000	19,009,500
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5474% 7/17/32 (b)(c)(d)	11,000,000	11,010,109
Nissan Master Owner Trust Receiva Series 2024-A Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 6.0235% 2/15/28 (b)(c)(d)	24,000,000	24,033,626
OneMain Direct Auto Receivables Trust Series 2021-1A Class A, 0.87% 7/14/28 (d)	7,729,542	7,550,433
Palmer Square Loan Funding 202 Series 2024-3A Class A1, CME Term SOFR 3 Month Index + 1.080% 6.4166% 8/8/32 (b)(c)(d)	11,952,000	11,954,821
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.19% 5/20/29 (b)(c)(d)	679,673	680,085
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 Month Index + 1.050% 6.3514% 4/15/30 (b)(c)(d)	4,680,144	4,680,776
Rr 16 Ltd. Series 2021-16A Class A1, CME Term SOFR 3 Month Index + 1.370% 6.673% 7/15/36 (b)(c)(d)	7,999,000	7,999,376
Santander Drive Auto Receivabl Series 2024-3 Class A2, 5.91% 6/15/27	16,712,000	16,765,905
Sbna Auto Lease Trust Series 2024-B Class A2, 5.67% 11/20/26 (d)	13,660,000	13,706,817
SBNA Auto Lease Trust 2024-A Series 2024-A Class A2, 5.45% 1/20/26 (d)	8,648,900	8,655,195
Sfs Auto Receivables Securitiz Series 2023-1A Class A2A, 5.89% 3/22/27 (d)	951,978	953,742
Sfs Auto Receivables Securitization Trust:
Series 2024-1A Class A2, 5.35% 6/21/27 (d)	4,712,628	4,713,292
Series 2024-2A Class A2, 5.71% 10/20/27 (d)	19,143,000	19,221,153
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (d)	280,036	280,030
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.623% 7/15/32 (b)(c)(d)	7,764,000	7,771,259
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.583% 1/15/34 (b)(c)(d)	9,485,176	9,489,833
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.3232% 11/18/30 (b)(c)(d)	3,055,243	3,058,029
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.493% 7/15/30 (b)(c)(d)	7,377,523	7,384,627
Tesla Series 2024-A Class A2A, 5.37% 6/22/26 (d)	1,202,322	1,202,879
Tesla Auto Lease Trust 2023-B Series 2023-B Class A2, 6.02% 9/22/25 (d)	3,435,641	3,440,904
Tesla Auto Lease Trust 23-A Series 2023-A:
Class A2, 5.86% 8/20/25 (d)	7,279,942	7,284,910
Class A3, 5.89% 6/22/26 (d)	7,780,000	7,806,814
Tesla Electric Vehicle Trust 2023-1 Series 2023-1 Class A2A, 5.54% 12/21/26 (d)	14,013,123	14,029,461
Toyota Auto Receivables:
Series 2021-D Class A3, 0.71% 4/15/26	1,061,939	1,045,663
Series 2022-D Class A2A, 5.27% 1/15/26	2,249,364	2,248,751
Toyota Auto Receivables 2023-D Series 2023-D Class A2A, 5.8% 11/16/26	7,941,711	7,964,203
Toyota Auto Receivables 2024-B Series 2024-B Class A2A, 5.41% 3/15/27	20,986,000	21,036,944
Toyota Auto Receivables Owner Trust:
Series 2022-C Class A3, 3.76% 4/15/27	5,970,688	5,922,622
Series 2023-A:
Class A2, 5.05% 1/15/26	2,207,494	2,206,457
Class A3, 4.63% 9/15/27	14,474,000	14,451,926
Series 2023-C Class A2A, 5.6% 8/17/26	9,608,885	9,619,538
Toyota Lease Owner Trust Series 2024-A Class A2A, 5.33% 7/20/26 (d)	19,053,483	19,054,083
Toyota Lease Owner Trust 2023- Series 2023-B:
Class A2A, 5.73% 4/20/26 (d)	7,331,217	7,349,063
Class A3, 5.66% 11/20/26 (d)	8,244,000	8,335,840
Upstart Securitization Trust 2 Series 2023-3 Class A, 6.9% 10/20/33 (d)	6,282,842	6,340,321
Usaa Auto Owner Trust 2023-A Series 2023-A Class A2, 5.83% 7/15/26 (d)	5,929,226	5,936,044
Verizon Master Trust:
Series 2022-2 Class A, 1.53% 7/20/28	25,200,000	24,840,897
Series 2022-4 Class A, 3.4% 11/20/28 (b)	23,454,000	23,185,337
Series 2023-5 Class A1A, 5.61% 9/8/28	13,296,000	13,403,930
Volkswagen Auto Lease Trust 20 Series 2023-A Class A2A, 5.87% 1/20/26	12,275,880	12,291,498
Volkswagen Auto Loan Enhanced Series 2023-1 Class A2A, 5.5% 12/21/26	8,204,182	8,210,326
Voya Clo 2022-1 Ltd. / Voya Clo Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.250% 0% 4/20/35 (b)(c)(d)	13,911,000	13,911,000
Voya CLO Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.210% 6.4974% 4/17/30 (b)(c)(d)	3,384,018	3,386,739
Wheels Fleet Lease Funding 1 L:
Series 2023-2A Class A, 6.46% 8/18/38 (d)	13,352,334	13,443,861
Series 2024-1A Class A2, 6.1716% 2/18/39 (b)(d)	16,609,000	16,630,205
Series 2024-2A Class A2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.080% 5.77% 6/21/39 (b)(c)(d)	9,216,000	9,224,294
WOART Series 2023-A Class A2A, 5.18% 7/15/26	4,523,261	4,521,489
World Omni Auto Receivables Trust:
Series 2021 D Class A3, 0.81% 10/15/26	5,726,353	5,632,583
Series 2022-D, Class A2A, 5.51% 3/16/26	357,132	357,129
Series 2023-C Class A2A, 5.57% 12/15/26	7,998,735	8,004,570
Series 2023-D Class A2A, 5.91% 2/16/27	5,896,455	5,914,737
Series 2024-B Class A2A, 5.48% 9/15/27	16,459,000	16,526,354
World Omni Automobile Lease Series 2023-A Class A2A, 5.47% 11/17/25	981,850	982,049
World Omni Automobile Lease Se Series 2024-A Class A2A, 5.32% 2/16/27	17,368,000	17,441,925
World Omni Select Auto Trust 2024 Series 2024-A Class A2A, 5.37% 2/15/28	16,975,000	17,037,531
TOTAL ASSET-BACKED SECURITIES (Cost $1,711,614,150)		1,717,790,085

Collateralized Mortgage Obligations - 0.1%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.1%
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (b)(d)	2,736,884	2,617,348
CFMT LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (d)	3,855,322	3,808,673
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (d)	438,206	426,855
Ocwen Loan Invest Trust Series 2024-HB1 Class A, 3% 2/25/37 (d)	353,720	343,246
RMF Buyout Issuance Trust sequential payer Series 2021-HB1 Class A, 1.2586% 11/25/31 (d)	602,164	595,316

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,802,278)		7,791,438

Commercial Mortgage Securities - 2.3%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.487% 1/15/39 (b)(c)(d)	2,702,000	2,663,610
BANK Trust sequential payer Series 2017-BNK5 Class ASB, 3.179% 6/15/60	1,773,270	1,732,399
Benchmark Mortgage Trust sequential payer Series 2018-B2 Class ASB, 3.7802% 2/15/51	2,938,615	2,891,186
BLP Commercial Mortgage Trust sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.679% 3/15/41 (b)(c)(d)	2,606,000	2,592,970
BX Commercial Mortgage Trust:
floater:
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0874% 10/15/26 (b)(c)(d)	4,217,321	4,160,650
Series 2021-LBA Class AJV, CME Term SOFR 1 Month Index + 0.910% 6.2515% 2/15/36 (b)(c)(d)	591,000	585,275
Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3498% 2/15/39 (b)(c)(d)	7,109,482	7,042,831
Series 2023-XL3 Class A, CME Term SOFR 1 Month Index + 1.760% 7.0983% 12/9/40 (b)(c)(d)	3,273,313	3,281,496
floater sequential payer:
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1215% 6/15/38 (b)(c)(d)	2,349,657	2,323,958
Series 2024-XL5 Class A, CME Term SOFR 1 Month Index + 1.390% 6.7285% 3/15/41 (b)(c)(d)	13,692,353	13,649,564
BX Commercial Mortgage Trust 2024-Xl4 floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7789% 2/15/39 (b)(c)(d)	5,860,494	5,853,169
BX Commercial Mtg Trust floater Series 2024-MDHS Class A, 6.9782% 5/15/41 (b)(d)	9,680,913	9,662,774
BX Trust floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.3015% 11/15/38 (b)(c)(d)	4,464,607	4,421,356
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.5019% 8/15/39 (b)(c)(d)	2,253,451	2,256,265
Series 2024-CNYN Class A, CME Term SOFR 1 Month Index + 1.440% 6.7788% 4/15/41 (b)(c)(d)	9,044,095	9,004,427
CD Mortgage Trust sequential payer Series 2017-CD4 Class ASB, 3.317% 5/10/50	1,218,043	1,194,957
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class A5, 3.137% 2/10/48	18,000,000	17,916,181
CSAIL Commercial Mortgage Trust sequential payer Series 2017-CX10 Class ASB, 3.3269% 11/15/50	1,117,509	1,097,650
DBJPM Mortgage Trust sequential payer Series 2017-C6 Class ASB, 3.121% 6/10/50	2,142,119	2,095,113
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1525% 11/15/38 (b)(c)(d)	6,587,332	6,500,874
GS Mortgage Securities Trust sequential payer Series 2017-GS8 Class AAB, 3.313% 11/10/50	1,351,689	1,323,527
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C4 Class ASB, 2.9941% 12/15/49	626,581	612,251
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6321% 5/15/39 (b)(c)(d)	7,914,000	7,742,524
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 3/15/38 (b)(c)(d)	3,095,603	3,038,719
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 7/15/38 (b)(c)(d)	2,275,000	2,250,117
Morgan Stanley Bank of America Merrill Lynch Trust sequential payer Series 2017-C34 Class ASB, 3.354% 11/15/52	3,079,555	3,013,510
Open Trust 2023-Air sequential payer Series 2023-AIR Class A, CME Term SOFR 1 Month Index + 3.080% 8.426% 10/15/28 (b)(c)(d)	3,397,575	3,427,304
SREIT Trust floater Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1822% 11/15/38 (b)(c)(d)	5,130,699	5,068,168
Ubs Commercial Mortgage Trust sequential payer Series 2017-C4 Class ASB, 3.366% 10/15/50	2,282,151	2,236,075
UBS Commercial Mortgage Trust sequential payer Series 2017-C7 Class ASB, 3.586% 12/15/50	5,178,775	5,076,279
Voya CLO Ltd. floater Series 2024-2A Class AR, CME Term SOFR 3 Month Index + 1.200% 6.482% 7/20/32 (b)(c)(d)	18,000,000	18,002,952
Wells Fargo Commercial Mortgage Trust:
floater Series 2016-C32 Class A3FL, CME Term SOFR 1 Month Index + 1.530% 6.8731% 1/15/59 (b)(c)	12,052,937	12,099,317
sequential payer:
Series 2015-C28 Class A3, 3.29% 5/15/48	8,790,219	8,674,187
Series 2017-C38 Class ASB, 3.261% 7/15/50	1,029,026	1,010,821
Series 2017-C42 Class ASB, 3.488% 12/15/50	1,120,461	1,101,812
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $175,461,719)		175,604,268

Certificates of Deposit - 2.1%
	Principal Amount (a)	Value ($)
Canadian Imperial Bank of Commerce yankee 5.95% 9/19/24	23,600,000	23,604,224
Mitsubishi UFJ Trust & Banking Corp. yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.71% 7/23/25 (b)(c)	26,500,000	26,506,379
Sumitomo Mitsui Banking Corp. yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.220% 5.55% 1/22/25 (b)(c)	26,500,000	26,503,580
Sumitomo Mitsui Trust Bank Ltd. yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.290% 5.62% 4/14/25 (b)(c)	26,500,000	26,504,799
Svenska Handelsbanken, Inc. yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.68% 7/15/25 (b)(c)	26,500,000	26,513,860
Toronto-Dominion Bank yankee U.S. FED FUND (U.S.A.)(DAILY) RATE + 0.400% 5.73% 8/22/25 (b)(c)	26,500,000	26,508,658
TOTAL CERTIFICATES OF DEPOSIT (Cost $156,100,000)		156,141,500

Commercial Paper - 2.0%
	Principal Amount (a)	Value ($)
Bank of Montreal U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.68% 8/7/25 (b)(c)	26,600,000	26,600,516
Bayer Corp. 5.94% 9/10/24	23,700,000	23,660,409
HSBC U.S.A., Inc.:
4.8% 8/15/25	26,600,000	25,391,583
5.52% 6/6/25	26,600,000	25,607,900
5.9% 11/21/24	23,700,000	23,413,751
Royal Bank of Canada U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.68% 7/9/25 (b)(c)	26,500,000	26,509,188
TOTAL COMMERCIAL PAPER (Cost $150,982,080)		151,183,347

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e) (Cost $329,118,148)	329,052,337	329,118,148

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $7,446,772,412)	7,471,346,473
NET OTHER ASSETS (LIABILITIES) - 0.3%	25,792,645
NET ASSETS - 100.0%	7,497,139,118

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,585,124,744 or 21.1% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	259,111,099	4,622,173,065	4,552,172,517	19,075,968	6,501	-	329,118,148	0.7%
Fidelity Securities Lending Cash Central Fund 5.39%	-	1,966,689,929	1,966,689,929	111,219	-	-	-	0.0%
Total	259,111,099	6,588,862,994	6,518,862,446	19,187,187	6,501	-	329,118,148

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	3,349,970,637	-	3,349,970,637	-

U.S. Government and Government Agency Obligations	1,583,747,050	-	1,583,747,050	-

Asset-Backed Securities	1,717,790,085	-	1,717,790,085	-

Collateralized Mortgage Obligations	7,791,438	-	7,791,438	-

Commercial Mortgage Securities	175,604,268	-	175,604,268	-

Certificates of Deposit	156,141,500	-	156,141,500	-

Commercial Paper	151,183,347	-	151,183,347	-

Money Market Funds	329,118,148	329,118,148	-	-
Total Investments in Securities:	7,471,346,473	329,118,148	7,142,228,325	-
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $7,117,654,264)	$7,142,228,325
Fidelity Central Funds (cost $329,118,148)	329,118,148

Total Investment in Securities (cost $7,446,772,412)		$7,471,346,473
Receivable for fund shares sold		8,324,979
Interest receivable		46,565,838
Distributions receivable from Fidelity Central Funds		1,739,643
Prepaid expenses		10,925
Receivable from investment adviser for expense reductions		49,531
Total assets		7,528,037,389
Liabilities
Payable for investments purchased	$13,911,000
Payable for fund shares redeemed	12,479,946
Distributions payable	3,122,997
Accrued management fee	1,251,752
Other payables and accrued expenses	132,576
Total liabilities		30,898,271
Net Assets		$7,497,139,118
Net Assets consist of:
Paid in capital		$7,381,591,191
Total accumulated earnings (loss)		115,547,927
Net Assets		$7,497,139,118
Net Asset Value, offering price and redemption price per share ($7,497,139,118 ÷ 738,402,792 shares)		$10.15
Statement of Operations
Year ended August 31, 2024
Investment Income
Interest		$339,175,055
Income from Fidelity Central Funds (including $111,219 from security lending)		19,187,187
Total income		358,362,242
Expenses
Management fee	$13,369,647
Custodian fees and expenses	72,308
Independent trustees' fees and expenses	19,717
Registration fees	280,499
Audit fees	59,121
Legal	5,978
Miscellaneous	27,506
Total expenses before reductions	13,834,776
Expense reductions	(451,441)
Total expenses after reductions		13,383,335
Net Investment income (loss)		344,978,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	4,088,924
Fidelity Central Funds	6,501
Total net realized gain (loss)		4,095,425
Change in net unrealized appreciation (depreciation) on investment securities		43,237,721
Net gain (loss)		47,333,146
Net increase (decrease) in net assets resulting from operations		$392,312,053
Statement of Changes in Net Assets

	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$344,978,907	$228,554,733
Net realized gain (loss)	4,095,425	(1,821,505)
Change in net unrealized appreciation (depreciation)	43,237,721	19,040,747
Net increase (decrease) in net assets resulting from operations	392,312,053	245,773,975
Distributions to shareholders	(296,093,102)	(186,664,051)

Share transactions
Proceeds from sales of shares	4,154,854,144	3,752,146,215
Reinvestment of distributions	263,876,489	167,508,419
Cost of shares redeemed	(3,283,226,409)	(1,890,194,258)

Net increase (decrease) in net assets resulting from share transactions	1,135,504,224	2,029,460,376
Total increase (decrease) in net assets	1,231,723,175	2,088,570,300

Net Assets
Beginning of period	6,265,415,943	4,176,845,643
End of period	$7,497,139,118	$6,265,415,943

Other Information
Shares
Sold	412,158,111	377,957,109
Issued in reinvestment of distributions	26,171,671	16,825,725
Redeemed	(325,848,813)	(190,245,521)
Net increase (decrease)	112,480,969	204,537,313

Financial Highlights
Fidelity® SAI Low Duration Income Fund

Years ended August 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$10.01	$9.91	$10.01	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.519	.426	.063	.016
Net realized and unrealized gain (loss)	.069	.016	(.102)	.007
Total from investment operations	.588	.442	(.039)	.023
Distributions from net investment income	(.448)	(.342)	(.059)	(.013)
Distributions from net realized gain	-	-	(.002)	-
Total distributions	(.448)	(.342)	(.061)	(.013)
Net asset value, end of period	$10.15	$10.01	$9.91	$10.01
Total Return D,E	6.00%	4.54%	(.38)%	.23%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.21%	.26%	.30%	.34% H
Expenses net of fee waivers, if any	.20%	.21%	.22%	.22% H
Expenses net of all reductions	.20%	.21%	.22%	.22% H
Net investment income (loss)	5.16%	4.30%	.63%	.17% H
Supplemental Data
Net assets, end of period (000 omitted)	$7,497,139	$6,265,416	$4,176,846	$4,227,685
Portfolio turnover rate I	68%	46%	59%	15% H,J

AFor the period September 15, 2020 (commencement of operations) through August 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended August 31, 2024

1. Organization.
Fidelity SAI Low Duration Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

During September 2024 the Board approved to change the name of the Fund to Fidelity SAI Low Duration Bond Fund effective October 30, 2024.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$58,158,959
Gross unrealized depreciation	(1,103,428)
Net unrealized appreciation (depreciation)	$57,055,531
Tax Cost	$7,414,290,942

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$58,619,236
Capital loss carryforward	$(126,841)
Net unrealized appreciation (depreciation) on securities and other investments	$57,055,531

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Short-term	$(126,841)
Total capital loss carryforward	$(126,841)

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$296,093,102	$186,664,051

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Low Duration Income Fund	3,550,582,395	3,110,014,959
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity SAI Low Duration Income Fund	10,728
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity SAI Low Duration Income Fund	12,087	-	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .20% of average net assets. This reimbursement will remain in place through December 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $430,636.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $20,805.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Low Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Low Duration Income Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from September 15, 2020 (commencement of operations) through August 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 15, 2020 (commencement of operations) through August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 15.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $296,093,102 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9900847.103
LDI-ANN-1024
Fidelity® Intermediate Bond Fund

Annual Report
August 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Intermediate Bond Fund
Schedule of Investments August 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 41.8%
	Principal Amount (a) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.:
1.65% 2/1/28	4,123	3,759
4.3% 2/15/30	11,310	11,195
NTT Finance Corp.:
1.162% 4/3/26 (b)	4,930	4,676
1.591% 4/3/28 (b)	6,562	5,944
Verizon Communications, Inc.:
2.1% 3/22/28	4,944	4,579
2.355% 3/15/32	7,604	6,460
		36,613
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.75% 2/15/28	10,200	9,757
4.2% 3/15/28	3,155	3,053
4.908% 7/23/25	701	699
Discovery Communications LLC 3.625% 5/15/30	1,042	925
Warnermedia Holdings, Inc.:
3.755% 3/15/27	13,563	12,994
4.054% 3/15/29	5,615	5,246
		32,674
Wireless Telecommunication Services - 0.3%
Rogers Communications, Inc. 3.2% 3/15/27	1,601	1,549
T-Mobile U.S.A., Inc.:
2.4% 3/15/29	2,211	2,019
2.625% 4/15/26	5,363	5,196
3.5% 4/15/25	2,650	2,622
		11,386
TOTAL COMMUNICATION SERVICES		80,673
CONSUMER DISCRETIONARY - 3.1%
Automobiles - 1.6%
General Motors Co. 6.125% 10/1/25	3,155	3,188
General Motors Financial Co., Inc.:
1.25% 1/8/26	3,578	3,414
2.35% 2/26/27	2,587	2,449
4.35% 4/9/25	3,786	3,766
5.4% 4/6/26	8,860	8,942
6% 1/9/28	6,100	6,334
Mercedes-Benz Finance North America LLC 4.8% 3/30/28 (b)	7,608	7,702
Volkswagen Group of America Finance LLC:
1.25% 11/24/25 (b)	7,754	7,424
4.35% 6/8/27 (b)	7,639	7,575
5.7% 9/12/26 (b)	9,700	9,873
		60,667
Household Durables - 0.1%
Toll Brothers Finance Corp.:
4.875% 11/15/25	2,776	2,763
4.875% 3/15/27	1,352	1,353
		4,116
Leisure Products - 0.2%
Brunswick Corp. 5.85% 3/18/29	8,511	8,707
Specialty Retail - 0.9%
Advance Auto Parts, Inc. 5.95% 3/9/28	5,890	5,960
AutoZone, Inc.:
3.625% 4/15/25	341	338
4% 4/15/30	3,155	3,065
6.25% 11/1/28	4,041	4,297
Lowe's Companies, Inc.:
1.7% 9/15/28	3,155	2,839
4.5% 4/15/30	9,316	9,332
O'Reilly Automotive, Inc.:
3.9% 6/1/29	3,155	3,070
4.2% 4/1/30	5,353	5,257
The Home Depot, Inc. 2.5% 4/15/27	225	216
		34,374
Textiles, Apparel & Luxury Goods - 0.3%
Tapestry, Inc.:
7% 11/27/26	1,248	1,287
7.7% 11/27/30	8,100	8,625
		9,912
TOTAL CONSUMER DISCRETIONARY		117,776
CONSUMER STAPLES - 2.0%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 3.5% 6/1/30	1,070	1,028
Molson Coors Beverage Co. 3% 7/15/26	2,839	2,761
		3,789
Consumer Staples Distribution & Retail - 0.3%
7-Eleven, Inc. 0.95% 2/10/26 (b)	1,459	1,383
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)	1,719	1,577
Dollar Tree, Inc. 4% 5/15/25	7,697	7,634
		10,594
Food Products - 0.0%
JDE Peet's BV 1.375% 1/15/27 (b)	1,001	927
Personal Care Products - 0.3%
Kenvue, Inc.:
5% 3/22/30	7,415	7,674
5.05% 3/22/28	4,575	4,701
		12,375
Tobacco - 1.3%
Altria Group, Inc.:
2.35% 5/6/25	634	623
4.8% 2/14/29	964	970
BAT Capital Corp. 4.7% 4/2/27	3,990	4,002
BAT International Finance PLC:
1.668% 3/25/26	7,824	7,468
5.931% 2/2/29	7,000	7,345
Imperial Brands Finance PLC 5.5% 2/1/30 (b)	11,100	11,333
Philip Morris International, Inc.:
5.125% 11/17/27	10,015	10,238
5.125% 2/13/31	5,374	5,513
		47,492
TOTAL CONSUMER STAPLES		75,177
ENERGY - 3.2%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 2.061% 12/15/26	1,199	1,140
Oil, Gas & Consumable Fuels - 3.2%
6297782 LLC 4.911% 9/1/27 (b)	2,316	2,321
Canadian Natural Resources Ltd. 3.9% 2/1/25	2,146	2,133
Cenovus Energy, Inc. 4.25% 4/15/27	6,940	6,864
DCP Midstream Operating LP 5.375% 7/15/25	2,410	2,409
Eastern Gas Transmission & Storage, Inc. 3% 11/15/29	3,470	3,220
Enbridge, Inc.:
5.25% 4/5/27	4,591	4,677
5.3% 4/5/29	3,837	3,944
6% 11/15/28	7,927	8,371
Energy Transfer LP:
2.9% 5/15/25	3,786	3,725
4.2% 4/15/27	5,070	5,016
4.95% 6/15/28	6,355	6,421
5.25% 7/1/29	1,087	1,113
EQT Corp.:
3.9% 10/1/27	1,892	1,849
5.7% 4/1/28	339	348
Equinor ASA 1.75% 1/22/26	696	671
Hess Corp. 4.3% 4/1/27	12,303	12,219
Hess Midstream Operations LP 5.625% 2/15/26 (b)	5,241	5,227
MPLX LP:
1.75% 3/1/26	3,091	2,955
4% 2/15/25	316	314
4% 3/15/28	3,155	3,093
Occidental Petroleum Corp.:
5.2% 8/1/29	2,786	2,825
5.375% 1/1/32	3,535	3,587
Petroleos Mexicanos:
5.95% 1/28/31	14,000	11,581
6.7% 2/16/32	15,992	13,729
The Williams Companies, Inc.:
4.8% 11/15/29	4,930	4,966
5.4% 3/2/26	1,253	1,265
Western Midstream Operating LP 6.35% 1/15/29	4,000	4,217
		119,060
TOTAL ENERGY		120,200
FINANCIALS - 21.4%
Banks - 11.6%
Bank of America Corp.:
1.197% 10/24/26 (c)	11,041	10,593
1.319% 6/19/26 (c)	3,596	3,490
2.496% 2/13/31 (c)	3,155	2,827
2.551% 2/4/28 (c)	4,110	3,919
3.384% 4/2/26 (c)	5,584	5,523
3.97% 3/5/29 (c)	8,155	7,987
3.974% 2/7/30 (c)	4,290	4,175
4.25% 10/22/26	3,730	3,711
4.271% 7/23/29 (c)	7,208	7,131
4.376% 4/27/28 (c)	5,400	5,371
4.45% 3/3/26	2,199	2,191
4.948% 7/22/28 (c)	5,489	5,545
Bank of Ireland Group PLC 5.601% 3/20/30 (b)(c)	6,702	6,860
Bank of Nova Scotia 4.5% 12/16/25	4,038	4,014
Barclays PLC:
2.279% 11/24/27 (c)	8,259	7,816
2.852% 5/7/26 (c)	6,216	6,110
5.304% 8/9/26 (c)	2,635	2,639
5.69% 3/12/30 (c)	3,429	3,535
5.829% 5/9/27 (c)	5,000	5,070
BNP Paribas SA:
1.323% 1/13/27 (b)(c)(d)	3,654	3,478
2.219% 6/9/26 (b)(c)	2,279	2,226
Capital One NA 2.28% 1/28/26 (c)	3,728	3,678
Citigroup, Inc.:
1.462% 6/9/27 (c)	5,874	5,555
2.666% 1/29/31 (c)	5,530	4,981
3.07% 2/24/28 (c)	5,682	5,483
3.106% 4/8/26 (c)	3,533	3,486
4.075% 4/23/29 (c)	5,190	5,105
4.6% 3/9/26	2,099	2,094
Citizens Financial Group, Inc. 5.718% 7/23/32 (c)	5,236	5,344
Cooperatieve Rabobank UA 1.98% 12/15/27 (b)(c)	2,686	2,527
Credit Agricole SA 6.251% 1/10/35 (b)(c)	10,500	11,018
DNB Bank ASA:
1.535% 5/25/27 (b)(c)	2,813	2,671
1.605% 3/30/28 (b)(c)	6,094	5,638
HSBC Holdings PLC:
1.645% 4/18/26 (c)	7,888	7,708
2.999% 3/10/26 (c)	5,241	5,178
4.292% 9/12/26 (c)	3,276	3,251
5.21% 8/11/28 (c)	9,616	9,752
Huntington Bancshares, Inc. 4.443% 8/4/28 (c)	3,163	3,154
ING Groep NV:
1.726% 4/1/27 (c)	2,376	2,265
5.335% 3/19/30 (c)	5,470	5,592
Intesa Sanpaolo SpA 5.71% 1/15/26 (b)	3,236	3,247
JPMorgan Chase & Co.:
1.47% 9/22/27 (c)	6,240	5,862
1.764% 11/19/31 (c)	4,010	3,394
2.069% 6/1/29 (c)	8,532	7,808
2.083% 4/22/26 (c)	4,480	4,395
2.522% 4/22/31 (c)	6,955	6,241
2.947% 2/24/28 (c)	11,415	10,993
2.956% 5/13/31 (c)	4,445	4,043
3.875% 9/10/24	3,261	3,260
4.125% 12/15/26	3,199	3,178
4.25% 10/1/27	2,524	2,519
4.995% 7/22/30 (c)	7,500	7,638
Lloyds Banking Group PLC:
5.462% 1/5/28 (c)	10,500	10,671
5.985% 8/7/27 (c)	3,450	3,527
Mitsubishi UFJ Financial Group, Inc.:
1.64% 10/13/27 (c)	7,703	7,243
2.193% 2/25/25	4,678	4,616
5.017% 7/20/28 (c)	8,580	8,697
5.258% 4/17/30 (c)	8,500	8,717
Mizuho Financial Group, Inc.:
1.234% 5/22/27 (c)	6,310	5,952
1.554% 7/9/27 (c)	6,800	6,419
4.254% 9/11/29 (c)	1,965	1,933
NatWest Group PLC:
1.642% 6/14/27 (c)	2,293	2,170
3.073% 5/22/28 (c)	2,293	2,198
4.964% 8/15/30 (c)	12,000	12,053
5.847% 3/2/27 (c)	5,364	5,442
Royal Bank of Canada 2.3% 11/3/31	6,190	5,342
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (c)	5,673	5,324
Societe Generale:
1.792% 6/9/27 (b)(c)	4,104	3,868
4.25% 4/14/25 (b)	1,994	1,974
4.677% 6/15/27 (b)	5,569	5,581
4.75% 11/24/25 (b)	4,777	4,728
5.634% 1/19/30 (b)(c)	10,410	10,590
Sumitomo Mitsui Financial Group, Inc. 1.402% 9/17/26	5,765	5,407
The Toronto-Dominion Bank 2.8% 3/10/27	4,805	4,622
Truist Financial Corp. 4.26% 7/28/26 (c)	5,546	5,496
Wells Fargo & Co.:
2.164% 2/11/26 (c)	5,369	5,296
3.526% 3/24/28 (c)	6,680	6,504
4.3% 7/22/27	6,170	6,146
5.574% 7/25/29 (c)	10,500	10,843
6.303% 10/23/29 (c)	8,500	9,016
Westpac Banking Corp.:
4.11% 7/24/34 (c)	1,134	1,087
5.405% 8/10/33 (c)	4,101	4,159
		436,890
Capital Markets - 4.7%
Ares Capital Corp. 3.25% 7/15/25	8,667	8,520
Athene Global Funding:
1.73% 10/2/26 (b)	4,287	4,032
2.646% 10/4/31 (b)	6,246	5,351
5.516% 3/25/27 (b)	10,900	11,112
5.583% 1/9/29 (b)	2,486	2,553
Blackstone Private Credit Fund 4.7% 3/24/25	9,745	9,692
Deutsche Bank AG 4.5% 4/1/25	4,541	4,512
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (c)	6,196	5,968
2.311% 11/16/27 (c)	4,598	4,337
5.706% 2/8/28 (c)	8,800	8,946
7.146% 7/13/27 (c)	2,700	2,801
Goldman Sachs Group, Inc.:
1.093% 12/9/26 (c)	5,874	5,593
1.542% 9/10/27 (c)	5,971	5,606
3.615% 3/15/28 (c)	2,500	2,441
3.8% 3/15/30	4,330	4,175
4.482% 8/23/28 (c)	3,334	3,326
Intercontinental Exchange, Inc. 3.625% 9/1/28 (b)	9,500	9,184
Moody's Corp.:
3.25% 1/15/28	4,416	4,278
3.75% 3/24/25	2,509	2,492
Morgan Stanley:
1.512% 7/20/27 (c)	5,874	5,540
2.188% 4/28/26 (c)	3,470	3,402
2.475% 1/21/28 (c)	5,778	5,500
3.772% 1/24/29 (c)	5,000	4,879
4.21% 4/20/28 (c)	12,636	12,523
5.449% 7/20/29 (c)	7,193	7,414
6.407% 11/1/29 (c)	8,500	9,059
Nuveen LLC 5.55% 1/15/30 (b)	1,891	1,961
S&P Global, Inc. 2.45% 3/1/27	4,416	4,226
State Street Corp. 2.901% 3/30/26 (c)	192	189
UBS Group AG:
1.305% 2/2/27 (b)(c)	5,890	5,592
2.593% 9/11/25 (b)(c)	3,276	3,274
4.55% 4/17/26	3,276	3,265
6.373% 7/15/26 (b)(c)	4,455	4,501
		176,244
Consumer Finance - 2.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	3,495	3,346
2.45% 10/29/26	1,390	1,325
3% 10/29/28	1,456	1,362
5.1% 1/19/29	4,311	4,370
5.75% 6/6/28	7,897	8,167
6.1% 1/15/27	5,500	5,662
6.5% 7/15/25	1,093	1,104
Ally Financial, Inc.:
2.2% 11/2/28	4,756	4,265
4.625% 3/30/25	1,892	1,883
4.75% 6/9/27	6,877	6,852
5.125% 9/30/24	6,184	6,180
5.75% 11/20/25	1,287	1,290
Capital One Financial Corp.:
1.878% 11/2/27 (c)	10,852	10,216
2.359% 7/29/32 (c)	6,310	5,063
2.636% 3/3/26 (c)	3,155	3,111
3.2% 2/5/25	2,208	2,188
4.985% 7/24/26 (c)	2,403	2,398
Discover Financial Services 4.5% 1/30/26	1,532	1,523
Ford Motor Credit Co. LLC:
2.3% 2/10/25	2,621	2,583
3.375% 11/13/25	8,189	8,000
5.85% 5/17/27	9,300	9,458
6.95% 6/10/26	7,500	7,706
		98,052
Financial Services - 1.2%
Corebridge Financial, Inc.:
3.65% 4/5/27	1,748	1,711
3.85% 4/5/29	6,197	5,983
3.9% 4/5/32	1,306	1,209
Equitable Holdings, Inc. 4.35% 4/20/28	11,714	11,565
Jackson Financial, Inc.:
3.125% 11/23/31	642	556
5.17% 6/8/27	1,211	1,227
5.67% 6/8/32	4,044	4,175
Jbs U.S.A. Holding Lux/ Jbs U.S.A. F:
2.5% 1/15/27	3,631	3,447
3% 2/2/29	3,155	2,915
5.125% 2/1/28	7,571	7,609
Nationwide Building Society 6.557% 10/18/27 (b)(c)	6,900	7,154
		47,551
Insurance - 1.3%
AFLAC, Inc. 3.6% 4/1/30	708	676
AIA Group Ltd.:
3.375% 4/7/30 (b)	2,279	2,147
3.9% 4/6/28 (b)	5,569	5,469
Equitable Financial Life Global Funding:
1.3% 7/12/26 (b)	3,155	2,971
1.4% 8/27/27 (b)	3,155	2,883
1.7% 11/12/26 (b)	4,021	3,778
Five Corners Funding Trust II 2.85% 5/15/30 (b)	2,963	2,704
Jackson National Life Global Funding 5.55% 7/2/27 (b)	6,179	6,312
MassMutual Global Funding II 4.85% 1/17/29 (b)	10,400	10,601
RGA Global Funding 5.448% 5/24/29 (b)	5,525	5,699
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (b)	2,715	2,541
Willis Group North America, Inc. 4.5% 9/15/28	3,470	3,453
		49,234
TOTAL FINANCIALS		807,971
HEALTH CARE - 1.6%
Biotechnology - 0.1%
Amgen, Inc.:
5.15% 3/2/28	1,367	1,396
5.25% 3/2/30	1,247	1,292
		2,688
Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp. 2.75% 9/23/26 (b)	2,685	2,587
Health Care Providers & Services - 1.0%
Centene Corp.:
2.45% 7/15/28	6,671	6,104
4.25% 12/15/27	3,155	3,085
Cigna Group 3.4% 3/1/27	2,839	2,767
HCA Holdings, Inc.:
3.125% 3/15/27	8,266	7,974
3.5% 9/1/30	1,577	1,470
5.625% 9/1/28	3,155	3,254
5.875% 2/1/29	1,739	1,807
Humana, Inc.:
1.35% 2/3/27	3,786	3,507
3.7% 3/23/29	1,002	967
5.375% 4/15/31	2,250	2,304
ICON Investments Six Designated Activity 5.849% 5/8/29	3,472	3,628
Sabra Health Care LP:
3.2% 12/1/31	2,504	2,172
3.9% 10/15/29	852	797
		39,836
Pharmaceuticals - 0.4%
Bristol-Myers Squibb Co.:
4.9% 2/22/29	4,417	4,529
5.1% 2/22/31	3,569	3,690
Haleon U.S. Capital LLC 3.375% 3/24/27	7,000	6,829
Mylan NV 4.55% 4/15/28	965	956
Viatris, Inc.:
1.65% 6/22/25	279	271
2.7% 6/22/30	968	852
		17,127
TOTAL HEALTH CARE		62,238
INDUSTRIALS - 2.7%
Aerospace & Defense - 1.1%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)	1,364	1,362
BAE Systems PLC:
3.4% 4/15/30 (b)	1,006	945
5.125% 3/26/29 (b)	2,932	2,993
5.25% 3/26/31 (b)	774	797
5.3% 3/26/34 (b)	9,000	9,231
RTX Corp.:
5.75% 1/15/29	1,653	1,736
6% 3/15/31	7,900	8,492
The Boeing Co.:
2.7% 2/1/27	3,155	2,991
5.04% 5/1/27	5,804	5,812
5.15% 5/1/30	7,620	7,600
6.298% 5/1/29 (b)	1,046	1,092
		43,051
Building Products - 0.2%
Carrier Global Corp. 2.493% 2/15/27	6,047	5,796
Machinery - 0.5%
Daimler Trucks Finance North America LLC 2% 12/14/26 (b)	4,559	4,311
Ingersoll Rand, Inc. 5.176% 6/15/29	11,100	11,387
Otis Worldwide Corp. 2.056% 4/5/25	3,274	3,216
		18,914
Passenger Airlines - 0.2%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	2,163	2,041
Delta Air Lines, Inc. 2.9% 10/28/24	3,470	3,451
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	1,423	1,345
United Airlines, Inc. equipment trust certificate 4.6% 9/1/27	1,645	1,622
		8,459
Trading Companies & Distributors - 0.1%
Air Lease Corp. 2.2% 1/15/27	2,431	2,298
Transportation Infrastructure - 0.6%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (b)	4,492	4,433
3.25% 2/15/27 (b)	1,761	1,687
4.375% 5/1/26 (b)	645	635
5.5% 1/15/26 (b)	1,159	1,160
5.75% 11/15/29 (b)	11,100	11,364
6.375% 5/4/28 (b)	2,418	2,513
		21,792
TOTAL INDUSTRIALS		100,310
INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp.:
5.05% 4/5/27	1,615	1,645
5.05% 4/5/29	2,329	2,394
Dell International LLC/EMC Corp. 5.25% 2/1/28	1,935	1,984
		6,023
IT Services - 0.1%
CDW LLC/CDW Finance Corp. 5.1% 3/1/30	3,794	3,812
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc.:
1.95% 2/15/28 (b)	3,155	2,900
5.05% 7/12/29	6,867	7,001
5.15% 11/15/31	9,100	9,296
Micron Technology, Inc. 4.185% 2/15/27	5,395	5,341
		24,538
Software - 0.3%
Roper Technologies, Inc.:
1.4% 9/15/27	3,155	2,888
2% 6/30/30	3,615	3,137
4.5% 10/15/29	3,337	3,331
VMware, Inc. 1.4% 8/15/26	1,693	1,593
		10,949
TOTAL INFORMATION TECHNOLOGY		45,322
MATERIALS - 0.2%
Chemicals - 0.2%
International Flavors & Fragrances, Inc.:
1.23% 10/1/25 (b)	631	606
1.832% 10/15/27 (b)	3,155	2,894
LYB International Finance III LLC 1.25% 10/1/25	3,039	2,924
		6,424
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
American Homes 4 Rent LP 3.625% 4/15/32	1,201	1,092
Boston Properties, Inc. 3.2% 1/15/25	1,892	1,874
Brixmor Operating Partnership LP:
3.85% 2/1/25	1,848	1,834
4.125% 6/15/26	849	839
Corporate Office Properties LP 2% 1/15/29	2,288	2,012
Hudson Pacific Properties LP 4.65% 4/1/29	4,013	3,317
Kite Realty Group Trust 4% 3/15/25	1,514	1,499
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	701	698
4.5% 4/1/27	8,075	7,979
5.25% 1/15/26	5,148	5,148
Piedmont Operating Partnership LP 2.75% 4/1/32	475	373
Realty Income Corp. 2.1% 3/15/28	2,984	2,748
Sun Communities Operating LP 2.3% 11/1/28	540	488
Ventas Realty LP:
2.65% 1/15/25	2,514	2,486
3% 1/15/30	1,315	1,203
4% 3/1/28	737	721
VICI Properties LP:
5.125% 5/15/32	556	550
5.75% 4/1/34	450	464
Vornado Realty LP 2.15% 6/1/26	590	558
WP Carey, Inc. 3.85% 7/15/29	400	385
		36,268
UTILITIES - 3.3%
Electric Utilities - 2.1%
Cleco Corporate Holdings LLC 3.743% 5/1/26	3,786	3,709
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (b)	5,961	5,728
Duke Energy Corp. 4.5% 8/15/32	9,500	9,255
Duquesne Light Holdings, Inc. 2.775% 1/7/32 (b)	7,007	5,924
Edison International 5.45% 6/15/29	8,492	8,732
ENEL Finance International NV 5.125% 6/26/29 (b)	12,900	13,095
Exelon Corp.:
2.75% 3/15/27	491	472
3.35% 3/15/32	5,013	4,567
5.15% 3/15/29	2,001	2,054
FirstEnergy Corp.:
1.6% 1/15/26	365	349
2.05% 3/1/25	2,045	2,008
Georgia Power Co. 4.65% 5/16/28	3,548	3,584
Southern Co.:
5.113% 8/1/27 (e)	3,155	3,206
5.2% 6/15/33	3,560	3,640
5.5% 3/15/29	3,579	3,726
Virginia Electric & Power Co. 2.4% 3/30/32	3,155	2,700
Vistra Operations Co. LLC 5% 7/31/27 (b)	6,060	5,998
		78,747
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.:
1.375% 1/15/26	6,940	6,610
2.45% 1/15/31	2,693	2,297
3.3% 7/15/25 (b)	3,832	3,757
3.95% 7/15/30 (b)	4,133	3,902
		16,566
Multi-Utilities - 0.8%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	3,786	3,652
3.7% 7/15/30	295	284
NiSource, Inc.:
0.95% 8/15/25	1,517	1,461
2.95% 9/1/29	3,786	3,507
5.25% 3/30/28	4,191	4,285
Public Service Enterprise Group, Inc. 2.45% 11/15/31	12,500	10,728
Puget Energy, Inc.:
3.65% 5/15/25	1,892	1,870
4.224% 3/15/32	3,155	2,909
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.4922% 5/15/67 (c)(d)	2,134	2,076
		30,772
TOTAL UTILITIES		126,085
TOTAL NONCONVERTIBLE BONDS (Cost $1,584,459)		1,578,444

U.S. Treasury Obligations - 40.3%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Treasury Notes:
2.75% 8/15/32	263,567	243,751
3.125% 11/15/28 (f)	103,974	101,379
3.125% 8/31/29	49,219	47,815
3.25% 6/30/29	16,322	15,958
3.5% 2/15/33	59,782	58,157
3.625% 3/31/30	26,210	26,008
3.75% 5/31/30	84,750	84,611
3.875% 12/31/27	166,519	167,045
3.875% 12/31/29	74,047	74,415
3.875% 8/15/33	51,003	50,889
4% 2/15/34	36,266	36,492
4.125% 9/30/27	19,854	20,056
4.125% 8/31/30	121,542	123,721
4.25% 2/28/31	29,043	29,782
4.375% 11/30/30	46,541	48,014
4.375% 5/15/34	80,496	83,414
4.5% 5/15/27	19,557	19,888
4.5% 11/15/33	41,173	43,043
4.625% 6/15/27	121,764	124,390
4.625% 5/31/31	90,814	95,142
4.875% 10/31/28	27,345	28,508
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,522,523)		1,522,478

U.S. Government Agency - Mortgage Securities - 0.4%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 0.4%
2.5% 10/1/31 to 1/1/33	1,929	1,835
3% 11/1/32 to 12/1/32	6,802	6,562
3.5% 9/1/34 to 10/1/34	2,456	2,397
4.5% 3/1/39 to 8/1/39	626	628
5.5% 11/1/34 to 6/1/36	534	549
6.5% 7/1/32 to 8/1/36	316	328
7% 8/1/25 to 7/1/28	1	1
7.5% 11/1/24 to 8/1/29	5	5
TOTAL FANNIE MAE		12,305
Freddie Mac - 0.0%
5.5% 3/1/34 to 7/1/35	913	939
7.5% 7/1/27 to 9/1/31	1	2
TOTAL FREDDIE MAC		941
Ginnie Mae - 0.0%
7% to 7% 1/15/28 to 11/15/32	290	299
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $14,232)		13,545

Asset-Backed Securities - 11.4%
	Principal Amount (a) (000s)	Value ($) (000s)
Aaset 2024-1 U.S. Ltd. / Aaset 20 Series 2024-1A:
Class A1, 6.261% 5/16/49 (b)	2,086	2,155
Class A2, 6.261% 5/16/49 (b)	1,849	1,910
AASET Trust:
Series 2019-1 Class A, 3.844% 5/15/39 (b)	86	83
Series 2019-2 Class A, 3.376% 10/16/39 (b)	1,026	979
Series 2021-1A Class A, 2.95% 11/16/41 (b)	2,436	2,265
Series 2021-2A Class A, 2.798% 1/15/47 (b)	2,932	2,658
American Express Credit Account Master Trust Series 2024-2 Class A, 5.24% 4/15/31	10,741	11,212
Apollo Aviation Securitization Equity Trust Series 2020-1A Class A, 3.351% 1/16/40 (b)	344	329
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5714% 10/15/32 (b)(c)(d)	3,399	3,400
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.5936% 4/22/31 (b)(c)(d)	4,833	4,852
Ares XXXIV CLO Ltd. Series 2024-2A Class AR3, CME Term SOFR 3 Month Index + 1.320% 6.6058% 4/17/33 (b)(c)(d)	15,541	15,545
Ari Fleet Lease Trust 2024-B Series 2024-B Class A3, 5.26% 4/15/33 (b)	861	880
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, CME Term SOFR 1 Month Index + 1.230% 6.5174% 2/25/35 (c)(d)	214	213
Blackbird Capital Aircraft Series 2021-1A Class A, 2.443% 7/15/46 (b)	2,359	2,148
BMW Vehicle Owner Trust Series 2023-A Class A3, 5.47% 2/25/28	975	985
Carmax Auto Owner Trust Series 2024-2 Class A3, 5.5% 1/16/29	1,250	1,276
Cascade Funding Mortgage Trust Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)	102	101
Castlelake Aircraft Securitization Trust:
Series 2019-1A Class A, 3.967% 4/15/39 (b)	1,544	1,412
Series 2021-1R Class A, 2.741% 8/15/41 (b)	1,530	1,432
Castlelake Aircraft Structured Trust Series 2021-1A Class A, 3.474% 1/15/46 (b)	2,967	2,850
Cedar Funding Ltd. Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.663% 7/15/33 (b)(c)(d)	6,373	6,379
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.4952% 7/27/30 (b)(c)(d)	1,235	1,235
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	567	556
Chase Auto Owner Trust 2024-2 Series 2024-2A Class A4, 5.48% 11/26/29 (b)	1,500	1,553
Chase Issuance Trust:
Series 2023-A2 Class A, 5.08% 9/15/30	8,477	8,753
Series 2024-A2 Class A, 4.63% 1/15/31	13,000	13,232
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	10,727	10,616
Citizens Auto Receivables Trust Series 2024-2 Class A3, 5.33% 8/15/28 (b)	2,028	2,053
DB Master Finance LLC Series 2021-1A Class A2I, 2.045% 11/20/51 (b)	7,302	6,842
Dllaa 2023-1A Series 2023-1A Class A3, 5.64% 2/22/28 (b)	529	539
DLLAD Series 2024-1A Class A3, 5.3% 7/20/29 (b)	546	557
Dllmt 2024-1 LLC Series 2024-1A Class A3, 4.84% 8/21/28 (b)	3,427	3,436
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (b)	4,670	4,607
Enterprise Fleet Financing Series 2024-2 Class A3, 5.61% 4/20/28 (b)	1,144	1,172
Enterprise Fleet Financing 202 Series 2024-3 Class A3, 4.98% 8/21/28 (b)	5,914	5,991
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	1,949	1,985
Finance of America HECM Buyout Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	1,644	1,613
Flatiron Clo 28 Ltd. / Flatiron Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.5866% 7/15/36 (b)(c)(d)	10,126	10,162
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.5084% 5/20/36 (b)(c)(d)	5,033	5,037
Ford Crdt Auto Owner Trust 202 Series 2024-A Class A4, 5.01% 9/15/29	2,800	2,853
Ford Credit Auto Owner Trust:
Series 2020-1 Class B, 2.29% 8/15/31 (b)	2,000	1,971
Series 2023-2 Class A, 5.28% 2/15/36 (b)	7,988	8,224
Series 2024-1 Class A, 4.87% 8/15/36 (b)	7,176	7,283
Ford Credit Auto Owner Trust 2 Series 2023-1 Class A, 4.85% 8/15/35 (b)	11,603	11,744
Ford Credit Floorplan Master Owner Trust:
Series 2018-4 Class A, 4.06% 11/15/30	4,365	4,293
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	4,184	4,207
Series 2024-1:
Class A1, 5.29% 4/15/29 (b)	8,539	8,704
Class B, 5.48% 4/15/29 (b)	5,501	5,601
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	1,115	1,128
Gm Financial Revolving Receiva:
Series 2023-1 Class A, 5.12% 4/11/35 (b)	7,253	7,430
Series 2023-2 Class A, 5.77% 8/11/36 (b)	11,424	11,977
Series 2024-1 Class A, 4.98% 12/11/36 (b)	5,692	5,794
GMF Floorplan Owner Revolving Trust:
Series 2023-1:
Class A1, 5.34% 6/15/28 (b)	5,924	6,004
Class B, 5.73% 6/15/28 (b)	4,517	4,583
Series 2024-1A:
Class A1, 5.13% 3/15/29 (b)	10,783	10,982
Class B, 5.33% 3/15/29 (b)	5,100	5,182
Series 2024-2A:
Class A, 5.06% 3/15/31 (b)	12,352	12,651
Class B, 5.35% 3/15/31 (b)	1,275	1,304
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	555	514
Hyundai Auto Receivables Trust Series 2023-B Class A3, 5.48% 4/17/28	1,125	1,139
Juniper Valley Park CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.532% 7/20/36 (b)(c)(d)	10,000	10,004
Kubota Credit Owner Trust Series 2024-2A Class A3, 5.26% 11/15/28 (b)	1,492	1,521
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.230% 6.4952% 7/27/31 (b)(c)(d)	3,780	3,782
Magnetite Xxii Ltd. / Magnetite Series 2024-22A Class ARR, CME Term SOFR 3 Month Index + 1.250% 6.5258% 7/15/36 (b)(c)(d)	8,952	8,958
Mercedes-Benz Auto Lease Trust Series 2024-A Class A4, 5.32% 2/15/30	6,065	6,198
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)	173	170
Morgan Stanley ABS Capital I Trust Series 2004-HE7 Class B3, CME Term SOFR 1 Month Index + 5.360% 10.6424% 8/25/34 (c)(d)(g)	95	129
Neuberger Berman Ln Advisers N Series 2024-50A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.533% 7/23/36 (b)(c)(d)	8,500	8,504
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5474% 7/17/32 (b)(c)(d)	6,158	6,164
Nissan Master Owner Trust Receiva Series 2024-B Class A, 5.05% 2/15/29 (b)	3,127	3,166
Palmer Square Loan Funding 202 Series 2024-3A Class A1, CME Term SOFR 3 Month Index + 1.080% 6.4166% 8/8/32 (b)(c)(d)	5,721	5,722
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.19% 5/20/29 (b)(c)(d)	382	383
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6374% 1/25/36 (c)(d)	48	47
PK ALIFT Loan Funding 3 LP Series 2024-1 Class A1, 5.842% 9/15/39 (b)	625	637
Prpm 2021-5, LLC Series 2021-5 Class A1, 4.793% 6/25/26 (b)(c)	2,572	2,537
Rr 16 Ltd. Series 2021-16A Class A1, CME Term SOFR 3 Month Index + 1.370% 6.673% 7/15/36 (b)(c)(d)	4,777	4,777
Sapphire Aviation Finance Series 2020-1A Class A, 3.228% 3/15/40 (b)	2,494	2,289
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	1,805	1,787
1.631% 5/15/51 (b)	9,464	8,774
1.884% 7/15/50 (b)	703	673
SLAM Ltd. / SLAM LLC Series 2021-1A Class A, 2.434% 6/15/46 (b)	1,681	1,521
Subway Funding LLC Issuer Series 2024-1A:
Class A2I, 6.028% 7/30/54 (b)	2,683	2,753
Class A2II, 6.268% 7/30/54 (b)	2,843	2,947
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.623% 7/15/32 (b)(c)(d)	4,706	4,710
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.583% 1/15/34 (b)(c)(d)	5,685	5,688
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.3232% 11/18/30 (b)(c)(d)	1,793	1,795
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.493% 7/15/30 (b)(c)(d)	4,433	4,437
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2524% 9/25/34 (c)(d)	70	71
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	1,735	1,561
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.1359% 4/6/42 (b)(c)(d)	1,143	807
Upstart Securitization Trust Series 2022-1 Class A, 3.12% 3/20/32 (b)	367	366
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 5.2891% 12/26/50 (b)	94	94
Series 2021-NPL2 Class A1, 5.115% 3/27/51 (b)	1,165	1,162
Series 2021-NPL3 Class A1, 4.743% 5/25/51 (b)(c)	1,431	1,417
Verizon Master Trust:
Series 2023-4 Class A1A, 5.16% 6/20/29	6,694	6,767
Series 2023-7 Class A1A, 5.67% 11/20/29	10,000	10,266
Series 2024-2 Class A, 4.83% 12/22/31 (b)	7,262	7,393
Volkswagen Auto Loan Enhanced:
Series 2023-1 Class A3, 5.02% 6/20/28	3,045	3,064
Series 2023-2:
Class A3, 5.48% 12/20/28	5,281	5,394
Class A4, 5.57% 4/22/30	4,900	5,056
Voya Clo 2022-1 Ltd. / Voya Clo Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.250% 0% 4/20/35 (b)(c)(d)	7,174	7,174
Wheels Fleet Lease Funding 1 L Series 2023-2A Class A, 6.46% 8/18/38 (b)	6,046	6,088
World Omni Automobile Lease Se Series 2024-A Class A3, 5.26% 10/15/27	4,080	4,143
TOTAL ASSET-BACKED SECURITIES (Cost $423,642)		427,467

Collateralized Mortgage Obligations - 1.1%
	Principal Amount (a) (000s)	Value ($) (000s)
Private Sponsor - 1.1%
Ajax Mortgage Loan Trust sequential payer Series 2021-C Class A, 2.115% 1/25/61 (b)	979	967
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/66 (b)	3,255	2,887
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	1,719	1,592
BRAVO Residential Funding Trust sequential payer:
Series 2020-RPL2 Class A1, 2% 5/25/59 (b)	1,479	1,363
Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	6,958	6,357
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (b)(c)	1,326	1,268
CFMT LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	2,676	2,643
CSMC Trust sequential payer Series 2020-RPL4 Class A1, 2% 1/25/60 (b)	436	389
Csmc Trust sequential payer Series 2021-RPL9 Class A1, 2.4364% 2/25/61 (b)	5,485	5,495
GCAT Trust sequential payer Series 2021-NQM7 Class A1, 1.915% 8/25/66 (b)	1,684	1,520
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 2.25% 7/25/67 (b)(c)	3,780	3,756
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (b)	631	591
Series 2020-1A Class A1B, 3.5% 10/25/59 (b)	595	556
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 4.6696% 8/25/61 (b)	1,293	1,256
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (b)	83	76
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	197	192
Preston Ridge Partners Mortgage Trust:
sequential payer Series 2021-8 Class A1, 1.743% 9/25/26 (b)(c)	3,029	2,974
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	509	463
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)	723	656
PRET LLC Series 2022-RN1 Class A1, 3.721% 7/25/51 (b)	2,575	2,564
Prpm 2024-Rpl2 LLC Series 2024-RPL2 Class A1, 3.5% 5/25/54 (b)(c)	4,161	4,010
RMF Buyout Issuance Trust sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	348	344
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	31	31
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, CME Term SOFR 6 Month Index + 1.300% 6.5772% 7/20/34 (c)(d)	1	1
TOTAL PRIVATE SPONSOR		41,951
U.S. Government Agency - 0.0%
Fannie Mae Series 2013-16 Class GP, 3% 3/25/33	527	514
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	143	143
TOTAL U.S. GOVERNMENT AGENCY		657
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,493)		42,608

Commercial Mortgage Securities - 3.8%
	Principal Amount (a) (000s)	Value ($) (000s)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.487% 1/15/39 (b)(c)(d)	1,605	1,582
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	1,164	1,083
BANK sequential payer Series 2018-BN15 Class ASB, 4.285% 11/15/61	1,877	1,859
Bank sequential payer Series 2021-BN36 Class ASB, 2.283% 9/15/64	10,250	9,342
BANK:
Series 2021-BN33 Class XA, 1.163% 5/15/64 (c)(h)	12,368	595
Series 2022-BNK41 Class ASB, 3.9165% 4/15/65 (c)	6,700	6,476
BBCMS Mortgage Trust sequential payer:
Series 2019-C5 Class ASB, 2.99% 11/15/52	3,470	3,350
Series 2022-C14 Class ASB, 2.901% 2/15/55	1,300	1,206
BCP Trust floater Series 2021-330N Class A, CME Term SOFR 1 Month Index + 0.910% 6.2505% 6/15/38 (b)(c)(d)	7,697	7,123
Benchmark Mortgage Trust:
sequential payer Series 2021-B31 Class AAB, 2.615% 12/15/54	8,000	7,318
Series 2018-B7 Class A2, 4.377% 5/15/53	1,628	1,605
Series 2019-B12 Class XA, 1.2096% 8/15/52 (c)(h)	15,359	531
Series 2019-B14 Class XA, 0.8924% 12/15/62 (c)(h)	16,070	367
Series 2020-B17 Class XA, 1.5346% 3/15/53 (c)(h)	30,820	1,355
Series 2020-B19 Class XA, 1.8708% 9/15/53 (c)(h)	20,831	1,196
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.2015% 9/15/26 (b)(c)(d)	3,041	2,957
BLP Commercial Mortgage Trust sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.679% 3/15/41 (b)(c)(d)	1,522	1,514
BX Commercial Mortgage Trust:
floater:
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0874% 10/15/26 (b)(c)(d)	2,571	2,537
Series 2021-PAC Class A, CME Term SOFR 1 Month Index + 0.800% 6.1406% 10/15/36 (b)(c)(d)	5,672	5,618
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.1038% 5/15/38 (b)(c)(d)	1,701	1,683
Series 2023-XL3 Class A, CME Term SOFR 1 Month Index + 1.760% 7.0983% 12/9/40 (b)(c)(d)	1,830	1,835
floater sequential payer:
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3833% 4/15/34 (b)(c)(d)	665	658
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1215% 6/15/38 (b)(c)(d)	2,339	2,313
BX Trust:
floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.3015% 11/15/38 (b)(c)(d)	2,765	2,738
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.5019% 8/15/39 (b)(c)(d)	1,597	1,599
Series 2024-CNYN Class A, CME Term SOFR 1 Month Index + 1.440% 6.7788% 4/15/41 (b)(c)(d)	5,401	5,378
floater sequential payer Series 2021-MFM1 Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 1/15/34 (b)(c)(d)	551	546
CD Mortgage Trust sequential payer Series 2017-CD5 Class AAB, 3.22% 8/15/50	910	888
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (b)	3,980	3,827
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	2,861	2,664
Citigroup Commercial Mortgage Trust sequential payer Series 2016-GC37 Class AAB, 3.098% 4/10/49	190	187
Credit Suisse Mortgage Trust sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	528	504
CSAIL Commercial Mortgage Trust sequential payer Series 2020-C19 Class ASB, 2.5501% 3/15/53	11,986	11,337
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1525% 11/15/38 (b)(c)(d)	3,944	3,892
Eqt Trust 2024-Extr sequential payer Series 2024-EXTR Class A, 5.3308% 7/5/41 (b)(c)	10,131	10,317
Extended Stay America Trust floater Series 2021-ESH Class A, CME Term SOFR 1 Month Index + 1.190% 6.5315% 7/15/38 (b)(c)(d)	1,173	1,168
GS Mortgage Securities Trust:
floater Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.4015% 10/15/36 (b)(c)(d)	1,714	1,688
sequential payer Series 2016-GC34 Class AAB, 3.278% 10/10/48	206	203
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	2,234	2,134
Series 2013-GC13 Class A/S, 3.9966% 7/10/46 (b)(c)	3,223	3,073
Series 2015-GC30 Class A/S, 3.777% 5/10/50	519	506
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.610% 6.9515% 9/15/29 (b)(c)(d)	639	600
Series 2013-LC11 Class A/S, 3.216% 4/15/46	167	153
Series 2018-AON Class D, 4.767% 7/5/31 (b)(c)	3,378	2,031
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (b)	2,058	1,880
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 3/15/38 (b)(c)(d)	1,824	1,790
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1515% 7/15/38 (b)(c)(d)	1,380	1,365
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	2,448	2,344
Series 2021-L6 Class XA, 1.3148% 6/15/54 (c)(h)	4,253	215
Open Trust 2023-Air sequential payer Series 2023-AIR Class A, CME Term SOFR 1 Month Index + 3.080% 8.426% 10/15/28 (b)(c)(d)	1,731	1,746
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9355% 10/15/36 (b)(c)(d)	3,741	3,679
SREIT Trust floater Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1822% 11/15/38 (b)(c)(d)	2,640	2,608
UBS Commercial Mortgage Trust:
sequential payer Series 2018-C8 Class ASB, 3.903% 2/15/51	4,309	4,250
Series 2017-C7 Class XA, 1.1325% 12/15/50 (c)(h)	45,472	1,190
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	1,920	1,570
Series 2020-LAB Class X, 0.5162% 10/10/42 (b)(c)(h)	57,901	1,262
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2017-C41 Class ASB, 3.39% 11/15/50	193	190
Series 2017-RC1 Class ASB, 3.453% 1/15/60	829	817
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $150,888)		144,442

Foreign Government and Government Agency Obligations - 0.1%
	Principal Amount (a) (000s)	Value ($) (000s)
United Mexican States:
3.25% 4/16/30	2,368	2,149
3.5% 2/12/34	1,965	1,656
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,317)		3,805

Bank Notes - 0.1%
	Principal Amount (a) (000s)	Value ($) (000s)
First Citizens Bank & Trust Co. 2.969% 9/27/25 (c) (Cost $4,416)	4,416	4,404

Money Market Funds - 0.3%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (i) (Cost $13,064)	13,061,646	13,064

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $3,762,034)	3,750,257
NET OTHER ASSETS (LIABILITIES) - 0.7%	25,301
NET ASSETS - 100.0%	3,775,558

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	387	Dec 2024	80,321	(106)	(106)

The notional amount of futures purchased as a percentage of Net Assets is 2.1%

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $781,989,000 or 20.7% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $543,000.
(g)	Level 3 security
(h)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	28,002	1,101,561	1,116,499	1,199	-	-	13,064	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	10,752	343,474	354,226	16	-	-	-	0.0%
Total	38,754	1,445,035	1,470,725	1,215	-	-	13,064

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of August 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,578,444	-	1,578,444	-

U.S. Government and Government Agency Obligations	1,522,478	-	1,522,478	-

U.S. Government Agency - Mortgage Securities	13,545	-	13,545	-

Asset-Backed Securities	427,467	-	427,338	129

Collateralized Mortgage Obligations	42,608	-	42,608	-

Commercial Mortgage Securities	144,442	-	144,442	-

Foreign Government and Government Agency Obligations	3,805	-	3,805	-

Bank Notes	4,404	-	4,404	-

Money Market Funds	13,064	13,064	-	-
Total Investments in Securities:	3,750,257	13,064	3,737,064	129
Derivative Instruments: Liabilities
Futures Contracts	(106)	(106)	-	-
Total Liabilities	(106)	(106)	-	-
Total Derivative Instruments:	(106)	(106)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	0	(106)
Total Interest Rate Risk	0	(106)
Total Value of Derivatives	0	(106)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of August 31, 2024 Amounts in thousands (except per-share amount)
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,748,970)	$3,737,193
Fidelity Central Funds (cost $13,064)	13,064

Total Investment in Securities (cost $3,762,034)		$3,750,257
Receivable for investments sold		14,878
Receivable for fund shares sold		3,136
Interest receivable		33,373
Distributions receivable from Fidelity Central Funds		75
Other receivables		9
Total assets		3,801,728
Liabilities
Payable for investments purchased	$22,032
Payable for fund shares redeemed	1,569
Distributions payable	1,046
Accrued management fee	907
Payable for daily variation margin on futures contracts	67
Other affiliated payables	541
Other payables and accrued expenses	8
Total liabilities		26,170
Net Assets		$3,775,558
Net Assets consist of:
Paid in capital		$3,976,811
Total accumulated earnings (loss)		(201,253)
Net Assets		$3,775,558
Net Asset Value, offering price and redemption price per share ($3,775,558 ÷ 368,463 shares)		$10.25
Statement of Operations
Year ended August 31, 2024 Amounts in thousands
Investment Income
Interest		$140,100
Income from Fidelity Central Funds (including $16 from security lending)		1,215
Total income		141,315
Expenses
Management fee	$9,954
Transfer agent fees	3,454
Fund wide operations fee	2,125
Independent trustees' fees and expenses	10
Total expenses before reductions	15,543
Expense reductions	(4)
Total expenses after reductions		15,539
Net Investment income (loss)		125,776
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(18,726)
Futures contracts	267
Total net realized gain (loss)		(18,459)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	149,901
Futures contracts	(494)
Total change in net unrealized appreciation (depreciation)		149,407
Net gain (loss)		130,948
Net increase (decrease) in net assets resulting from operations		$256,724
Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2024	Year ended August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$125,776	$82,372
Net realized gain (loss)	(18,459)	(240,118)
Change in net unrealized appreciation (depreciation)	149,407	118,613
Net increase (decrease) in net assets resulting from operations	256,724	(39,133)
Distributions to shareholders	(120,297)	(79,142)

Share transactions
Proceeds from sales of shares	1,896,200	979,968
Reinvestment of distributions	105,415	67,358
Cost of shares redeemed	(1,151,702)	(2,685,929)

Net increase (decrease) in net assets resulting from share transactions	849,913	(1,638,603)
Total increase (decrease) in net assets	986,340	(1,756,878)

Net Assets
Beginning of period	2,789,218	4,546,096
End of period	$3,775,558	$2,789,218

Other Information
Shares
Sold	190,809	98,447
Issued in reinvestment of distributions	10,539	6,794
Redeemed	(114,856)	(273,880)
Net increase (decrease)	86,492	(168,639)

Financial Highlights
Fidelity® Intermediate Bond Fund

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.89	$10.09	$11.24	$11.58	$11.16
Income from Investment Operations
Net investment income (loss) A,B	.363	.277	.180	.199	.267
Net realized and unrealized gain (loss)	.343	(.205)	(1.134)	(.102)	.413
Total from investment operations	.706	.072	(.954)	.097	.680
Distributions from net investment income	(.346)	(.272)	(.173)	(.196)	(.260)
Distributions from net realized gain	-	-	(.023)	(.241)	-
Total distributions	(.346)	(.272)	(.196)	(.437)	(.260)
Net asset value, end of period	$10.25	$9.89	$10.09	$11.24	$11.58
Total Return C	7.29%	.74%	(8.57)%	.86%	6.18%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	3.64%	2.79%	1.69%	1.76%	2.37%
Supplemental Data
Net assets, end of period (in millions)	$3,776	$2,789	$4,546	$3,914	$2,958
Portfolio turnover rate F	53%	64% G	80%	102%	99%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended August 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Intermediate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Intermediate Bond Fund	$9

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$61,965
Gross unrealized depreciation	(69,586)
Net unrealized appreciation (depreciation)	$(7,621)
Tax Cost	$3,757,878

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$416
Capital loss carryforward	$(194,048)
Net unrealized appreciation (depreciation) on securities and other investments	$(7,621)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(92,824)
Long-term	(101,224)
Total capital loss carryforward	$(194,048)

The tax character of distributions paid was as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$120,297	$79,142

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Intermediate Bond Fund	971,337	328,465

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Intermediate Bond Fund	9,072	(4,639)	89,724
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective March 1, 2024, the Fund pays a monthly management fee that is based on an annual rate of .282% of the Fund's average net assets.

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Intermediate Bond Fund	.06%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Intermediate Bond Fund	153,557	(130,619)	1,495,644

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Intermediate Bond Fund	2	-	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Credit Risk.
The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Intermediate Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 42.88% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $70,140,079 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $120,296,730 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703559.127
IBF-ANN-1024

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	October 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	October 24, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	October 24, 2024